UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22235

AQR Funds

(Exact name of registrant as specified in charter)

Two Greenwich Plaza, 4th Floor

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Bradley D. Asness, Esq.

Principal and Chief Legal Officer

Two Greenwich Plaza

Greenwich, CT 06830

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: 203-742-3600

Date of fiscal year end: December 31

Date of reporting period: January 1, 2013 to December 31, 2013

Item 1. Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1.)

Shareholder Letter (Unaudited)

AQR DIVERSIFIED ARBITRAGE FUND

Ronen Israel

Principal

Mark Mitchell Ph.D.

Founding Principal, CNH Partners

Lars Nielsen

Principal

Todd Pulvino, Ph.D.

Founding Principal, CNH Partners

Dear Shareholder:

The AQR Diversified Arbitrage Fund employs a number of arbitrage investment strategies, generally using corporate securities, with which we seek to capture liquidity premia related to corporate events. These strategies include convertible arbitrage, merger arbitrage, distressed investments, and other types of arbitrage and event strategies. In order to pursue these strategies, the Fund invests in a diversified portfolio of securities and instruments, including equities, convertible securities, debt securities, loans and restricted securities, as well as warrants, options, swaps, futures contracts, forwards and other types of derivative instruments. We tactically allocate the Fund’s assets across various corporate arbitrage strategies based on investable opportunities, anticipated returns and overall market conditions.

“Arbitrage,” in textbooks, refers to the simultaneous purchase and sale of identical securities at different prices. Unfortunately, textbook arbitrage investments are rare. When referred to in an investment context, arbitrage refers to strategies that place offsetting trades in related securities when the relative prices of the related securities diverge. The goal of arbitrage investing is to purchase undervalued securities and simultaneously sell short related overvalued securities, recognizing that there is a risk that the price difference will get larger rather than smaller.

For example, in merger arbitrage, the typical trade is to purchase shares in a firm that is the target of a takeover offer when those shares trade at a discount to the consideration being offered by the acquiring firm, and to hold the “target” shares until merger completion. We liken this discount to a liquidity premium realized from purchasing shares from various entities that do not want to bear the risk that the merger will fail to be consummated. Mutual funds and others often sell target shares soon after a merger is announced because the stock’s risk/return profile no longer fits their investment strategy. If the acquirer offers to pay for the merger with its own stock, isolating the liquidity premium associated with deal-failure risk requires the arbitrageur to short stock of the acquiring firm based on the exchange ratio provided by the merger agreement. In addition to isolating deal risk, shorting the acquirer’s stock mitigates market risk.

Similarly, in convertible-bond arbitrage, a long position in an issuer’s convertible bond is offset with a corresponding short position in the issuer’s underlying equity. For every position, across all strategies, we attempt to hedge systematic market risk either by shorting a directly linked security such as in a stock merger, or alternatively, when a direct hedge is infeasible, by using an indirect hedge such as shorting S&P 500 futures. In addition to hedging systematic equity risk, we also seek to insulate the Fund’s returns from credit and interest-rate risk by shorting credit indices and Treasury futures.

The Diversified Arbitrage Fund Class I returned 1.75% during the 2013 calendar year. During the corresponding period, the Merrill Lynch 3-Month Treasury Bill Index (the Fund’s benchmark) returned 0.07% and the S&P 500 returned 32.39%. Based on

2	AQR Funds	Annual Report	December 2013

Shareholder Letter (Unaudited)

AQR DIVERSIFIED ARBITRAGE FUND

monthly return data from inception (January 15, 2009) through December 31, 2013, the Fund’s equity market beta (relative to the S&P 500) is 0.06, the annualized volatility is 2.3%, and the Sharpe ratio is 1.7.

For the fifth straight year, the Fund outperformed its benchmark. Because of direct hedges using linked securities and indirect portfolio hedges, the Fund has exhibited low volatility and a low equity-market beta. The Fund’s annualized volatility of 2.3% compares with the S&P 500’s realized volatility of 15.2% during the past five years. Not surprisingly, the hedges have detracted considerably from the Fund’s performance during the year, an expected result in the face of raging equity and high-yield markets.

As the objective of the Fund is to capture a liquidity premium arising from temporary mispricing of securities around corporate events, the purpose of the hedges is to insulate the Fund from systematic market movements, positive and negative. Thus, even in a year in which the stock market experiences a loss, we would expect the Fund to realize a positive return. Of course, the Fund is not immune to extreme stress periods such as the financial crisis of 2008, when corporate arbitrage strategies realized losses amid the contemporaneous flight to quality. Notably, though, these flight-to-quality losses tend to be temporary, and such periods are the most promising in terms of anticipated returns for the kinds of corporate arbitrage strategies implemented by the Fund.

In the context of absolute expected returns, the realized return was below expectations. However, on a risk-adjusted basis, the returns were in line with expectations as described more fully below. Specifically, we positioned the Fund defensively throughout the year. In last year’s annual letter, we noted that 2012 was a year in which we experienced the lowest deal flow and activity in our many years of arbitrage investing through various cycles. Low deal activity continued, and even worsened, in 2013, and thus arbitrage opportunities were lacking.

In addition, the widespread search for yield caused by the prolonged low interest-rate environment spilled over to the corporate arbitrage market as crossover buyers emerged in some of our typical investment strategies causing spreads to compression and reducing expected returns. In many cases, we avoided arbitrage investments simply because expected returns did not exceed the benchmark return by a sufficient cushion. Rather, we felt it more prudent to retain excess cash in case more-attractive opportunities presented themselves.

There is a spectrum of investments in arbitrage strategies, some of which offer substantial higher potential returns (but not necessarily higher expected returns); these include wide-spread merger deals, busted convertible bonds with very risky credit, and distressed securities with extreme downside possibilities that could potentially generate a higher return. However, given the lack of deal flow in 2013, increasing position weights in these types of investments would have exposed the Fund to additional risk and would have violated our rule-of-thumb of sizing positions such that individual deal failures do not impose losses greater than 1% of the Fund’s NAV.

It is in the context of refraining from violating risk guidelines that the realized return in 2013 was below expectations in terms of returns, yet in line with expectations on a risk-adjusted basis. Throughout the year, the Fund was defensively positioned across strategies. For example, within the convertible arbitrage strategy, we purposely held equity-sensitive convertible securities that can be hedged against directional moves in equity and credit markets using short positions in the underlying equity. Specifically, we chose not to make allocations on more credit-sensitive and busted convertibles as we felt the credit-sensitive convertibles were priced fully given their downside potential in an adverse credit environment.

AQR Funds	Annual Report	December 2013	3

Shareholder Letter (Unaudited)

AQR DIVERSIFIED ARBITRAGE FUND

The volatility of the Fund during the year was consistent with our defensive portfolio positioning. The Fund did not realize any substantial losses at the individual deal level – the most extreme loss was only -0.20%, and the worst monthly return was -0.45%. Moreover, the annualized volatility during the year, based on monthly returns, was only 1.0%, well below the volatility of 2.5% realized by the Fund from inception through 2012. Thus, while we would not assert that we were pleased with the return performance on an absolute return basis, we do feel that it performed as expected given the opportunity set and underlying risk.

Attributions for the Fund’s 2013 gain of 1.75% are as follows: merger arbitrage contributed +0.87%, convertible arbitrage contributed +0.45%, event-driven credit contributed +0.22%, and all other remaining strategies contributed +0.21%. The contribution from merger arbitrage resulted from successful deal closings in a stable and tight spread environment. Deals generally closed on time and without major disruptions. Merger spreads remained tight relative to historical levels, largely because of a low expected failure rate as the deal universe is of high quality, consisting of transactions that do not require substantial leverage in order to be consummated. The contribution from convertible arbitrage largely stemmed from modest richening of the convertible debentures in the portfolio. The convertible richening appears to be driven by inflows into non-arbitrage convertible funds and has resulted in the pricing of some bonds above fundamental values. When this occurs, we sell the richly priced convertibles and reallocate the capital to cheaply-priced convertibles.

In the current market, cheaper convertible bonds tend to be equity-sensitive as these behave like equities and are less attractive than balanced convertible bonds to non-arbitrage funds. For arbitrage investors, cheap in-the-money convertibles are attractive as the equity risk can be easily hedged via short sales of the underlying equity. The gain from the event-driven credit strategy was driven by several small investments in distressed securities, many involving companies in Chapter 11 bankruptcy. We tend to put small weights in distressed investments and hedge the portfolio of distressed securities using credit-defaults swaps on high-yield indices. Our credit hedge related to distressed investments generated a loss of -0.73%, but we view this as a necessary cost given our mandate to minimize not only systematic equity risk but also systematic credit and interest rate risk.

As noted above, investing opportunities in arbitrage strategies were limited in 2013 as overall deal flow continued to be depressed relative to historical levels. However, during the second half of the year for spinoffs, and the fourth quarter for convertibles, we experienced a substantial increase in activity. For example, in the convertible market, new issuance increased markedly from $7 billion in the 3rd quarter to $18 billion in the 4th quarter. Overall, companies issued $49 billion of new convertible bonds in 2013, more than double the $22 billion issued in 2012. We believe this increase in spinoff activity and in convertible issuance will continue in 2014, and are hopeful that other strategies such as merger arbitrage will also realize a pickup in deal flow.

Notwithstanding this recent increase in corporate event activity, risk premiums continue to remain tight for arbitrage strategies. Thus, we will continue to defensively position the portfolio by maintaining conservative leverage and preserving our ability to deploy capital when opportunities arise. Importantly, irrespective of where the Fund deploys capital in 2014, it will continue to hedge systematic equity, credit and interest-rate risk, with the intention of delivering uncorrelated positive returns.1

4	AQR Funds	Annual Report	December 2013

[1]

Note that the Fund utilizes various derivatives instruments (e.g., futures, options, forwards, and swaps), primarily to hedge systematic risks including credit risk and interest rate risk. While the purpose of employing derivatives instruments is to decrease the Fund’s overall risk, hedging instruments are imperfect tools and their effectiveness depends on the degree of price correlation between the derivative instruments and the assets being hedged. Imperfect correlation may be caused by several factors, including temporary price disparities between derivative markets and markets for the underlying assets.

Shareholder Letter (Unaudited)

AQR DIVERSIFIED ARBITRAGE FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2013 AQR DIVERSIFIED ARBITRAGE FUND
	1 Year	3 Year	Since Inception (1/15/2009)
Fund - Class I: ADAIX	1.75%	1.95%	3.96%
Fund - Class N: ADANX	1.51%	1.67%	3.66%

Merrill Lynch 3-Month T-Bill Index	0.07%	0.10%	0.13%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N shares are 2.39% and 2.69%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR DIVERSIFIED ARBITRAGE FUND VS. MERRILL LYNCH 3-MONTH T-BILL INDEX AND S&P 500 TOTAL RETURN INDEX VALUE OF $10,000 INVESTED ON 1/15/09

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2013	5

Shareholder Letter (Unaudited)

AQR LONG-SHORT EQUITY FUND

Jacques Friedman

Principal

Lars Nielsen

Principal

Andrea Frazzini

Principal

Dear Shareholder:

The AQR Long-Short Equity Fund seeks to provide higher risk-adjusted returns with lower volatility compared to global equity markets. It does so using three different sources of return: 1) the potential gains from its long-short equity positions, 2) overall exposure to equity markets, and 3) the tactical variation of its net exposure to equity markets. The strategy primarily seeks to add alpha via its long-short (market-neutral) stock portfolio. It also manages its beta relative to the MSCI World Index to a long-term target of 0.5, and within a shorter-term range between 0.3 and 0.7, depending on our market views.

Global developed equity markets performed well since inception of the Fund (July 16, 2013), driven mainly by positive growth in the U.S. and Europe. The Fund’s custom benchmark (50% MSCI World Index/50% Merrill Lynch 3-Month T-Bill Index) delivered strong returns of 5.68% over this period. The Fund handily outperformed this benchmark, returning 11.17%.

The stock selection strategy contributed to the majority of the outperformance and returned 6.5% since inception. Returns were driven by the strong performance of nearly all of our investment themes. In particular our industry-relative valuation and momentum signals contributed the most to returns, even though they tend to be negatively correlated. Geographically, stocks in the U.S. and Australia contributed the most to overall returns, while Norwegian and Finnish stocks detracted slightly from performance. At the sector level, the stock selection strategy worked best in consumer discretionary and industrials over the period.

The Fund benefitted from its static long-term beta exposure of 0.5 to the MSCI World, given this index’s strong performance. Our tactical market exposure (the desired deviation from a beta of 0.5) was flat throughout the majority of the period, and so did not contribute meaningfully to returns.

The Fund ended the year with a highly diversified stock portfolio of 464 long positions and 395 short positions. Securities remained globally diversified with over 40% of the Fund invested outside of the U.S. The stock selection strategy does make small industry allocations. As of the end of the year, our largest sector overweights were in healthcare and consumer discretionary, while our largest underweights were in materials and telecommunications.

Although our tactical market position was flat throughout most of the period, our view was moderately bearish by the end of the year. This was driven by unfavorable valuation and fundamental momentum indicators, which offset positive momentum signals from a generally bullish market. We consequently moved from our long-term beta target of 0.5 to a short-term position of 0.4.

6	AQR Funds	Annual Report	December 2013

Shareholder Letter (Unaudited)

AQR LONG-SHORT EQUITY FUND

TOTAL RETURNS AS OF 12/31/2013 AQR LONG-SHORT EQUITY FUND
Since Inception (7/16/2013)*
Fund - Class I: QLEIX	11.17%
Fund - Class N: QLENX	11.04%

50% MSCI World Index/50% Merrill Lynch 3-Month T-Bill Index	5.68%

*	Not annualized

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N shares are 1.62% and 1.87%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR LONG-SHORT EQUITY FUND VS. 50% MSCI WORLD INDEX/50% MERRILL LYNCH 3-MONTH T-BILL INDEX VALUE OF $10,000 INVESTED ON 7/16/2013

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2013	7

Shareholder Letter (Unaudited)

AQR MANAGED FUTURES STRATEGY FUND

Cliff Asness

Managing & Founding Principal

John Liew

Founding Principal

Brian Hurst

Principal

Yao Hua Ooi

Principal

Dear Shareholder:

The AQR Managed Futures Strategy Fund actively invests in futures and forward contracts both long and short across the global equity, fixed income, commodity and currency markets.

Fund managers use both short- and long-term trend-following signals to attempt to profit from different trends that occur in all of these markets.

Trend-following can be simply described as going long markets that are rising in price, and going short markets that are falling in price.

In addition to trend-following signals, we also incorporate signals that seek to identify overextended trends and reduce risk when the chance of a reversal is perceived as higher than normal, since market reversals generally cause losses for trend-following strategies.

We expect that the correlation of this strategy to the equity markets will average close to zero over a full economic cycle. That said, it is the nature of the strategy to exhibit a positive beta when the markets have been rising and a negative beta when the markets have been falling.

The strategy had strong relative and absolute performance for the full year 2013, with returns of +9.40% versus returns of +0.07% for the Merrill Lynch 3-Month Treasury Bill index and returns of +2.70% for the Newedge CTA Trend Index, a benchmark comprised of trend-following managed futures hedge funds. By asset class, equities contributed +7.07%, fixed income detracted -3.08%, commodities contributed +0.75%, and currencies added +4.66%.

The Fund began the year in a bullish position following strong trends in equities and risk-sensitive currency markets. Bullish trends grew stronger and peaked mid-February, as risky assets rallied globally following a compromise over the federal budget in the U.S. The portfolio reduced risk through April, as declining growth in emerging markets and falling inflation expectations in the developed world led to a large short position in growth-sensitive commodities. In June, bearish stimulus positioning by the U.S. Federal Reserve caused global short-term trends to turn bearish, and the Fund moved to neutral positioning. During the second half of the year, equities experienced a second bull market as the Federal Reserve surprised markets with delayed tapering. Improved economic data in the U.S. and European economies furthered buoyed stocks, and the Fund finished December with an expected portfolio beta of +0.4 to the S&P 500 equity index.

The strategy’s average annualized volatility target is 10%, which we allow to vary based on the conditional attractiveness of trends in the markets we trade. The Fund entered the year targeting its long-run average of 10% volatility, as bullish high-conviction trends in global equity and currency markets were balanced by weaker and

8	AQR Funds	Annual Report	December 2013

Shareholder Letter (Unaudited)

AQR MANAGED FUTURES STRATEGY FUND

short-risk trends in fixed income and commodities. The Fund ended the year targeting a slightly low below average expected volatility of 8.7%, off conflicting long- and short-term signals.

Long-term trend-following signals performed well, contributing profitably in every asset class other than fixed income, where choppy markets throughout the year led to losses. Shorter-term signals detracted, as reversals over monetary policy in fixed income and commodities overwhelmed small gains from short-term trend-following in equity and currency markets. This does not prove that long-term trend-following is superior to short-term trend-following, they just work in different environments. Given the difficultly of predicting which environment will prevail, the strategy is diversified across many horizons of trend following in order to perform well across a greater variety of market environments. Overextended trend signals were about flat over the year, as slight losses from risk reduction in equities and currencies were balanced by contributions from identifying overextended trends in fixed income and commodities.

In equities, the Fund began the year strongly bullish on all developed and emerging markets amid the agreement of short- and long-term signals. The Fund remained positioned long throughout the first quarter across nearly all markets, and benefited from global equities rallying off budgetary compromises in the U.S. and a successful containment of the Cypriot banking crisis in the Eurozone. Global equities fell in May and June over concerns of tightening by the Federal Reserve and a credit squeeze in China, resulting in losses in the Fund’s long positions. European equities rallied in the third quarter as a result of better than expected economic statistics in the European periphery and accommodative comments from the European Central Bank, which benefitted the Fund’s long positions. In the fourth quarter, developed equities continued their year-long rally, and rose on improved data and risk sentiment. Based on agreement between long- and short-term trends, the Fund ended the year long developed markets and short in some emerging markets.

In fixed income, the Fund began the quarter with small long positions in most assets due to bearish short-term trends conflicting with long-term bullish trends. In May and June, global fixed income reversed and fell sharply on fears that the Federal Reserve would reduce bond purchases. Fixed-income markets were whipsawed again in the third quarter, as firming economic data and accommodative comments from the European Central Bank led markets to turn higher. Global fixed-income markets continued their choppiness in the fourth quarter, as supportive monetary policy early in the quarter conflicted with rising risk sentiment and plans for tapering by the Federal Reserve. The Fund ended the year generally short, except for long positions in Japanese bonds and Canadian and European rates.

In commodities, the Fund entered the year with short positions in soft commodities and metals, and mixed positions in grains and energies. After an initial January rally, commodities outside of energies declined on slowing emerging economies. During the second quarter, commodities fell broadly on further reductions in emerging markets growth and a credit squeeze in China, which strongly benefited the Fund. Shorts in precious metals led to the largest gains amid speculation of an accelerated tightening schedule by the Federal Reserve. In the last three months of the year, metals and agricultural commodities fell on weakness in emerging markets, while energies rallied on improved growth in the U.S. The Fund ended the year long all energies, with shorts in Metals and Agricultural products.

In the currency markets, the Fund’s largest positions entering the year were shorts in the U.S. Dollar, Euro, and Yen vs. long positions in other developed- and emerging-market currencies. The Fund’s short position in the Yen against other currencies was profitable, as the Yen fell during the first half of the year on efforts by the Bank of Japan to weaken the currency and increase inflation. In the final three months of the year, crosses long the Euro or short the Yen were outsize contributors to the Fund, as the Yen declined sharply

AQR Funds	Annual Report	December 2013	9

Shareholder Letter (Unaudited)

AQR MANAGED FUTURES STRATEGY FUND

on stimulative government policy and the Euro rallied on improving economic data. The Fund ended the year with long positions in the Euro and emerging currencies, and shorts in the Yen and U.S. Dollar.

Overall, we believe this year continued to illustrate the importance of our fund construction, which emphasizes diversification across asset classes as well as diversification across signals. Strong performance in currencies and equities left the Fund with large gains despite choppiness in fixed income. Long term momentum signals provided large positive returns despite reversals in short-term trends.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2013 AQR MANAGED FUTURES STRATEGY FUND
	1 Year	3 Year	Since Inception (1/6/2010)
Fund - Class I: AQMIX	9.40%	1.80%	2.70%
Fund - Class N: AQMNX	9.14%	1.54%	2.43%

Merrill Lynch 3-Month T-Bill Index	0.07%	0.10%	0.10%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N shares are 1.40% and 1.67%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

10	AQR Funds	Annual Report	December 2013

Shareholder Letter (Unaudited)

AQR MANAGED FUTURES STRATEGY FUND

AQR MANAGED FUTURES STRATEGY FUND VS. MERRILL LYNCH 3-MONTH T-BILL INDEX SUB-INDEX VALUE OF $10,000 INVESTED ON 1/6/2010

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2013	11

Shareholder Letter (Unaudited)

AQR MANAGED FUTURES STRATEGY HV FUND

Cliff Asness

Managing & Founding Principal

John Liew

Founding Principal

Brian Hurst

Principal

Yao Hua Ooi

Principal

Dear Shareholder:

The AQR Managed Futures Strategy HV Fund actively invests in futures and forward contracts both long and short across the global equity, fixed income, commodity and currency markets.

Fund managers use both short- and long-term trend-following signals to attempt to profit from different trends that occur in all of these markets.

Trend-following can be simply described as going long markets that are rising in price, and going short markets that are falling in price.

In addition to trend-following signals, we also incorporate signals that seek to identify overextended trends and reduce risk when the chance of a reversal is perceived as higher than normal, since market reversals generally cause losses for trend-following strategies.

We expect that the correlation of this strategy to the equity markets will average close to zero over a full economic cycle. That said, it is the nature of the strategy to exhibit a positive beta when the markets have been rising and a negative beta when the markets have been falling.

The strategy had strong relative and absolute performance since inception in July through 2013, the Fund’s Class I shares returned +8.14% versus returns of +0.02% for the Merrill Lynch 3-Month Treasury Bill index and returns of +2.16% for the Newedge CTA Trend Index, a benchmark comprised of trend-following managed futures hedge funds. By asset class, equities contributed +5.28%, fixed income detracted -0.54%, commodities detracted -1.96%, and currencies added +5.36%.

The Fund launched with a bullish position following strong trends in equity markets and moderate downtrends in safe-haven fixed income markets. Although bearish trends in currency markets led to reduced risk in August, equities experienced a second bull market during the remainder of the year as the Federal Reserve surprised markets with delayed tapering. Improved economic data in the U.S. and European economies furthered buoyed stocks and risky currencies, and the Fund finished December with an expected portfolio beta of +0.64 to the S&P 500 Index.

The strategy’s average annualized volatility target is 15%, which we allow to vary based on the conditional attractiveness of trends in the markets we trade. The Fund launched targeting its long-run average of 15% volatility, as bullish high-conviction trends in global equity markets were balanced by short-risk trends in commodities and currencies. The Fund ended the year targeting a slightly low below average expected volatility of 13.0%, off conflicting long- and short-term signals.

12	AQR Funds	Annual Report	December 2013

Shareholder Letter (Unaudited)

AQR MANAGED FUTURES STRATEGY HV FUND

Long-term trend-following signals performed well, contributing strongly in equities and currencies. Shorter-term signals detracted, as reversals over monetary policy led to small losses in fixed income and commodities. This does not prove that long-term trend-following is superior to short-term trend-following, they just work in different environments. Given the difficultly of predicting which environment will prevail, the strategy is diversified across many horizons of trend following in order to perform well across a greater variety of market environments. Overextended trend signals slightly detracted over the year, on risk reduction in equities and currencies.

In equities, the Fund launched in July strongly bullish all global equity markets outside of China and Korea, on agreement of short- and long-term trend signals. Equities rallied strongly following accommodation by the U.S. Federal Reserve (“Fed”) and better than expected economic statistics in the European periphery, which benefitted the Fund’s long positions. In the fourth quarter, developed equities continued their year-long rally, and rose on improved data and risk sentiment. Emerging markets generally underperformed, on worsening fundamental data and credit squeeze in China. Based on agreement between long- and short-term trends, the Fund ended the year long developed markets and short in some emerging markets.

In fixed income, the Fund launched with short positions in all fixed-income markets on bearish short- and long-term trends. Fixed-income markets were whipsawed during the third quarter, as firming economic data and accommodative comments from the European Central Bank led markets to turn higher. Global fixed-income markets continued their choppiness during the last three months of the year, as supportive monetary policy early in the quarter conflicted with rising risk sentiment and plans for tapering by the Federal Reserve. The Fund ended the year generally short, except for long positions in Japanese bonds and Canadian and European rates.

In commodities, the Fund launched this year with short positions in metals and energies outside of natural gas, and mixed positions in grains and soft commodities. Commodities were generally choppy, and reversed on uncertainty surrounding monetary policy and growth in the emerging world. During the third quarter, base and precious metals rose as a result of dovish monetary policy and a delay in Fed tapering, which hurt the Fund’s short positions. In the last three months of the year, metals and agricultural commodities fell on weakness in emerging markets, while energies rallied on improved growth in the U.S. The Fund ended the year long all energies, with shorts in metals and agricultural products.

In the currency markets, the Fund’s largest positions at launch were longs in the Euro and U.S. dollar and shorts in the Yen and Australian dollar. During the third quarter, our short in the Yen was a large detractor, as the currency whipsawed over economic uncertainty. During the last three months of the year, crosses long the Euro or short the Yen were outsize contributors to the Fund, as the Yen declined sharply on stimulative government policy and the Euro rallied on improving economic data. The Fund ended the year with long positions in the Euro and emerging currencies, and shorts in the Yen and U.S. dollar.

Overall, we believe this year continued to illustrate the importance of our fund construction, which emphasizes diversification across asset classes as well as diversification across signals. Strong performance in currencies and equities left the Fund with large gains despite choppiness in fixed income and commodities. Long term momentum signals provided large positive returns despite reversals in short-term trends.

AQR Funds	Annual Report	December 2013	13

Shareholder Letter (Unaudited)

AQR MANAGED FUTURES STRATEGY HV FUND

TOTAL RETURNS AS OF 12/31/2013 AQR MANAGED FUTURES STRATEGY HV FUND
Since Inception (7/16/2013)*
Fund - Class I: QMHIX	8.14%
Fund - Class N: QMHNX	8.04%

Merrill Lynch 3-Month T-Bill Index	0.02%

*	Not annualized

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N shares are 2.12% and 2.37%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR MANAGED FUTURES STRATEGY HV FUND VS. MERRILL LYNCH 3-MONTH T-BILL INDEX VALUE OF $10,000 INVESTED ON 7/16/2013

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

14	AQR Funds	Annual Report	December 2013

Shareholder Letter (Unaudited)

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

Brian Hurst

Principal

Yao Hua Ooi

Principal

Ari Levine

Vice President

Dear Shareholders:

The AQR Risk Balanced Commodities Fund’s Class I shares returned -16.0% for 2013, as commodities across the board experienced historic sell-offs on bearish fundamentals. Precious metals, in particular, exhibited one of the worst years ever in 2013, as gold and silver fell by -28.5% and -36.4%, respectively, as many lost faith in the sector as a store of value amidst Federal Reserve (“Fed”) tapering. Grains also depreciated significantly throughout 2013. Corn and wheat performed especially poorly, falling -29.4% and -26.5% respectively. Global supply outlook was extremely bearish throughout the year, as both commodities were forecast to achieve record setting harvests, as production rebounded from the 2012 drought. Soybean futures, on the other hand, were slightly positive on the year, buoyed by dry weather in major growing areas during the summer months, in addition to signs of increased global demand. Base metals also sold off, driven in large part by Fed tapering and signs of slowing emerging growth. In contrast, oil and refined products performed strongly throughout the year, benefitting from significant US inventory draws and increased geopolitical risk in the middle-east, as well as stronger economic data later in the year. Natural gas performed strongly as well, supported by colder than expected weather during the first and fourth quarters. Throughout the year, precious metals was the most significant detractor in the portfolio, detracting -5.7%. Base metals detracted -4.2%, grains -3.7%, softs -2.1%, and livestock -0.7%, while energies contributed +0.3%.

While the Class I declined -16.01% in 2013, the Dow Jones-UBS Commodity Index (“DJ-UBS”) declined -9.5%. Although we expect the Fund to outperform traditional passive indices over the long term, in any given year we expect the Fund to average a sizable tracking error of about 10% per year to its benchmark. Given this, the underperformance of -6.5% for this year, while disappointing, is within the expected range. This brings our annualized since inception (7/9/2012) underperformance to -5.14%. This also is not abnormally high given an expected annual tracking error of 10% to the benchmark.

The underperformance relative to the passive DJ-UBS benchmark was due to a number of fund features. The Fund maintained an average net exposure of slightly greater than 100% during the year in order to target steady volatility, subject to our drawdown control process. This resulted in underperformance versus the passive index given the declines across most commodity sectors during the year. Another source of underperformance was the Fund’s risk-balanced strategic allocation, which is more exposed to precious metals and less exposed to energies than the passive benchmark. Precious metals was the bottom performing sector while energies was the top performing sector, so our sector allocation tilts hurt relative performance. In contrast, tactical models helped mitigate these losses, with gains coming primarily from bearish views on precious metals, which arose from trend-following and relative value signals early in the year.

The Fund began the year at a volatility target of 17.6%, reflecting tactically neutral views and a strategic volatility target of 18.0%. Given the significant declines in

AQR Funds	Annual Report	December 2013	15

Shareholder Letter (Unaudited)

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

commodities in 2013, the Fund’s drawdown control system served to reduce exposures throughout the year, resulting in a Fund risk target as low as 8.5% during April, after hawkish minutes by the Fed resulted in a broad-based commodity decline. At year-end, the strategic risk target is 11.4%, reflecting both tactically bearish views and a lowered strategic risk target due to drawdown control.

Moving to return attribution, the strategic portion of the portfolio returned -18.2% while tactical tilts added +2.2%. The strategic return in this attribution is the return to a long-only portfolio with risk-balanced sector weights and a volatility target of 18% annualized (subject to drawdown control). The tactical returns are the active returns to commodity over- and underweights relative to this strategic portfolio.

The main contributor to tactical performance was an underweight to precious metals. We established our precious metals underweight during the first quarter, when precious metals looked overvalued on a long term basis and had been trending downward on multiple horizons, and remained underweight the rest of the year. Precious metals looked unattractive both directionally and relative to other commodity sectors. This underweight helped mitigate losses as trends continued and precious metals fell significantly, primarily on issues surrounding the Fed’s tapering decision.

At year-end, the Fund’s tactical positioning reflected bearish views on commodities as a whole due to technical weakness. Within energies, we prefer brent crude relative to West Texas Intermediate (“WTI”) crude, mostly due to the difference in curve shape. As of year-end, the brent futures curve was more backwardated (futures with a later expiration date were cheaper), reflecting tightness in the global oil market and providing a positive roll yield, while the front of the WTI futures curve was in contango (futures with later expiry are more expensive), reflecting a glut of inventory in the U.S. and providing a negative roll yield. Within precious metals, we prefer silver to gold due to differing seasonal demand patterns. Within the grains, we are bullish corn relative to the wheat, mostly on risk premia and long-term valuation signals. At the sector level, we are underweight precious metals and overweight energies, driven by a combination of valuation, momentum, and risk-premia signals.

The Fund finished its first full year with unfortunately poor relative and absolute returns. However, while short term results can be noisy, in the long term we believe the Fund’s broader diversification, strong risk management, and active commodity selection will ultimately deliver more steady volatility and strong returns across market environments.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2013 AQR RISK-BALANCED COMMODITIES STRATEGY FUND
	1 Year	Since Inception (7/9/2012)
Fund - Class I: ARCIX	-16.01%	-11.91%
Fund - Class N: ARCNX	-16.13%	-12.12%

Dow Jones-UBS Commodity Index Total Return	-9.52%	-6.77%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N shares are 1.92% and 4.20%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

16	AQR Funds	Annual Report	December 2013

Shareholder Letter (Unaudited)

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

AQR RISK-BALANCED COMMODITIES STRATEGY FUND VS. DOW JONES-UBS COMMODITY INDEX TOTAL RETURN VALUE OF $10,000 INVESTED ON 7/9/2012

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2013	17

Shareholder Letter (Unaudited)

AQR RISK PARITY FUND

John Liew

Founding Principal

Brian Hurst

Principal

Michael

Mendelson

Principal

Yao Hua Ooi

Principal

Dear Shareholder:

Through the use of derivatives such as futures and swaps, the AQR Risk Parity Fund invests across a wide variety of global markets – including: developed- and emerging-market equities, fixed income and currencies, global credit (corporate, government and mortgage), and commodities – in an attempt to build a truly diversified portfolio where all asset classes matter, but no one asset class matters too much. Risk Parity investing involves allocating investments by risk, which means that instruments with less risk will generally be allocated more capital than instruments that are deemed more risky. As markets move through different risk regimes, the portfolio is dynamically adjusted with the goal of keeping overall portfolio risk and the balance of risk across asset classes fairly steady through time. We believe this leads to more consistent results, reduces tail risks associated with investments in the capital markets, and enables the investor to remain invested through more difficult market environments.

In addition to adjusting position sizes to control for increasing or decreasing risk expectations, we also overlay modest portfolio tilts based on AQR’s proprietary expected return models, which include signals based on carry, momentum, valuation, and other important economic variables. These views determine over- and underweights across a broad array of global markets. The ultimate goal is to build a portfolio that in the long run will deliver higher returns at a risk level similar to that of traditional portfolios by combining a better asset allocation with return-boosting tactical tilts.

The Fund is expected to remain long all of the markets in which we invest while averaging a moderate (under 0.5 on average) beta to the stock market over a full market cycle. The targeted annualized volatility for the Fund is 10%, on average, which varies modestly over time based on our perceptions of tactical opportunities within the different asset classes we trade. We started and ended the year close to the 10% long term average, with a slightly lower target at the end due to more underweight tactical positions. However, the Fund targeted significantly less volatility in parts of the second and third quarters as the risk target was cut, and subsequently raised, in accordance with our drawdown control policy. Fund exposures dropped sharply in June as asset volatility rose and the Fund’s target risk was cut.

Total exposures ended the year somewhat lower than they began the year, due to decreases in developed-market bonds, emerging currencies, and inflation-linked bonds. However, credit spread, commodities and developed-market equities actually ended the year with meaningfully higher exposures than at the start of the year. With these moves, the Fund went from a 0.41 beta versus the S&P 500 Index at the end of 2012 to a 0.65 beta at the end of 2013.

For the year ended December 31, 2013, the Fund’s Class I shares returned +0.12% and realized an annualized volatility of 9.20%. During this period, the Fund’s benchmark the Merrill Lynch 3-Month Treasury returned +0.07% and a 60/40

18	AQR Funds	Annual Report	December 2013

Shareholder Letter (Unaudited)

AQR RISK PARITY FUND

benchmark consisting of 60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index returned +17.57% at an average realized volatility of 6.49%. The Fund’s net assets across all share classes were over $930 million at the end of 2013.

The Fund experienced gains in two of the four major asset class buckets for the full year. To the net total return of +0.12% for 2013, equities contributed +5.89%, fixed income detracted -3.42%, inflation-linked assets detracted -5.02%, and credit assets added +2.67%. Tactical tilts contributed positively in all asset classes.

The equity bucket contributed strong returns in all but the second quarter as equity markets rallied. Developed equities were broadly up, many ended at their highs for the year, with U.S. equities doing particularly well. In the U.S., the resolution of the “fiscal cliff” and government shutdown combined with positive economic data and the Federal Reserve’s (“Fed”) postponing tapering until 2014 all buoyed equity markets. Europe also saw strong economic data after the first quarter, and Japan performed well despite some uncertainty in the second quarter regarding structural reforms. Emerging equity markets were slightly down over the year, and were particularly hurt in the second quarter, as concerns of the Fed tightening and uncertainty in Japan combined with concerns of a Chinese slowdown.

Tactically, we were overweight equities throughout the year (except for a brief neutral position in emerging-market equities at the end of the second quarter following poor performance). Trend following signals remained positive in line with bullish asset-class timing signals. On a relative value basis, we were generally overweight EuroStoxx based on strong valuation and were underweight Canadian equities, which looked expensive. Overall, tactical tilts in equities added to the Fund for the year.

The nominal bond bucket detracted from the Fund over the year, driven by losses in the second quarter. The fourth quarter also detracted while the first and third quarters saw modest gains. U.S. Treasuries led the large second quarter decline in nominal bonds as yields rose in conjunction with speculation that the Fed would begin tapering its asset purchase program by the end of the year. International bond markets generally followed the Treasury decline, with German bunds, U.K. gilts, and Japanese government bonds all realizing losses as well. The year ended with the global bond market selling off in the fourth quarter, hurt by strong economic data, especially in the U.K. and U.S.; Japan was the exception, outperforming much of the year as monetary policy remained accommodative.

Tactically, we were underweight nominal bonds throughout the year, as our asset-class timing signals continued to be negative due to the very low level of yields. On a relative-value basis, we were overweight U.S. Treasuries, driven by a steep yield curve and high real yields, and were underweight Japanese government bonds, due to a flatter yield curve and lower real bond yields. Overall, tactical tilts in nominal bonds added to the Fund for the year, driven by gains in the second quarter when nominal bonds were sharply down.

The inflation bucket detracted in 2013, with losses from both inflation-linked bonds and commodities. Inflation-linked bonds (“TIPS”) had significant losses concentrated in May and June. Losses in TIPS were most pronounced, as hawkish Fed sentiment led to a steep increase in real yields. Global inflation-linked-bond markets mirrored the U.S. decline, although to a lesser degree. U.S. TIPS were again the worst performers in the fourth quarter, driven by a combination of better economic data and the announcement of Fed tapering. U.K. TIPS rallied strongly at the start of the year after the government rejected a proposal that would have resulted in a lower official inflation rate.

AQR Funds	Annual Report	December 2013	19

Shareholder Letter (Unaudited)

AQR RISK PARITY FUND

We added tactical tilts to inflation-linked bonds in June, implementing a large underweight. We maintained this underweight through the end of the year based on poor price and fundamental momentum in conjunction with continued poor valuations. Commodities were down in all but the third quarter, with precious metals falling the most. Weak economic data from emerging-market countries along with concerns (and eventual announcement in December) of reduced monetary stimulus caused commodities to fall. More dovish perceptions of Fed policy in the third quarter, along with inventory and production issues in energies, led commodities to have positive returns in the third quarter. Tactically, we were underweight commodities much of the year, and ended with a slight underweight. Large underweights in precious metals contributed positively in the second and fourth quarters, but hurt in the third quarter when metals rallied. Overall, however, metals were down for the year.

Credit assets performed well in 2013, with the credit bucket contributing positively in all but the second quarter. Gains were driven by credit spreads, as Markit CDX investment-grade (IG) and high-yield (HY) index spreads ended the year at their tightest levels since the summer of 2007. Primary markets remained active with both IG and HY new issuance setting records. Emerging-market currencies offset some of the gains, underperforming developed-market currencies that rallied due to U.S. and European economic improvements, more hawkish Fed sentiment and the Fed’s ultimate decision to taper. Worsening growth prospects among emerging-market countries also hurt emerging-market currencies. Tactically, we moved from overweight positions to underweight positions in both HY credit and emerging currencies. The underweight emerging currencies position contributed positively, but was largely offset by losses from our HY underweight.

This was a challenging year for the Fund. While the Fund’s performance was within the normal range of expected performance, it significantly unperformed its benchmark – 60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index – partly because equity markets had a banner year, but also because returns to other asset classes were poor. In a year like this, a more risk-diversified and risk-managed portfolio trailed typical allocation portfolios that are concentrated in equity risk. However, we remain confident that the diversification benefits of a risk parity approach provide a sound allocation for the wide variety of potential market environments we may face in the coming years.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2013 AQR RISK PARITY FUND
	1 Year	3 Year	Since Inception (9/30/2010)
Fund - Class I: AQRIX	0.12%	6.42%	7.15%
Fund - Class N: AQRNX	-0.23%	6.14%	6.86%

Merrill Lynch 3-Month T-Bill Index	0.07%	0.10%	0.10%

60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index	17.57%	11.27%	12.21%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N shares are 1.04% and 1.32%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

20	AQR Funds	Annual Report	December 2013

Shareholder Letter (Unaudited)

AQR RISK PARITY FUND

AQR RISK PARITY FUND VS. MERRILL LYNCH 3-MONTH T-BILL INDEX AND 60% S&P INDEX/40% BARCLAYS U.S. AGGREGATE BOND INDEX VALUE OF $10,000 INVESTED ON 9/30/2010

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2013	21

Shareholder Letter (Unaudited)

AQR RISK PARITY II MV FUND

John Liew

Founding Principal

Brian Hurst

Principal

Michael

Mendelson

Principal

Yao Hua Ooi

Principal

Dear Shareholder:

Through the use of derivatives such as futures and swaps, the AQR Risk Parity II MV Fund invests across a wide variety of global markets – including: developed- and emerging-market equities, fixed income, currencies and commodities in an attempt to build a truly diversified portfolio where all asset classes matter, but no one asset class matters too much. Risk Parity investing involves allocating investments by risk, which means that instruments with less risk will generally be allocated more capital than instruments that are deemed more risky. As markets move through different risk regimes, the portfolio is dynamically adjusted with the goal of keeping overall portfolio risk and the balance of risk across asset classes fairly steady through time. We believe this leads to more consistent results, reduces tail risks associated with investments in the capital markets, and enables the investor to remain invested through more difficult market environments.

In addition to adjusting position sizes to control for increasing or decreasing risk expectations, we also overlay modest portfolio tilts based on AQR’s proprietary expected return models, which include signals based on carry, momentum, valuation, and other important economic variables. These views determine over- and underweights across a broad array of global markets. The ultimate goal is to build a portfolio that in the long run will deliver higher returns at a risk level similar to that of traditional portfolios by combining a better asset allocation with return-boosting tactical tilts.

The Fund is expected to remain long all of the markets in which we invest while averaging a moderate (under 0.5 on average) beta to the stock market over a full market cycle. The targeted annualized volatility for the Fund is 10%, on average, which varies modestly over time based on our perceptions of tactical opportunities within the different asset classes we trade. We started the year close to the 10% long term average and ended with a slightly lower target at the end due to more underweight tactical positions. However, the Fund targeted significantly less volatility in parts of the second and third quarters as the risk target was cut, and subsequently raised, in accordance with our drawdown control policy. Fund exposures dropped sharply in June as asset volatility rose and the Fund’s target risk was cut.

Total exposures ended the year somewhat lower than they began the year, due to decreases in developed-market bonds and inflation-linked bonds. However, commodities and developed-market equities actually ended the year with higher exposures than at the start of the year. With these moves, the Fund went from a 0.33 beta versus the S&P 500 Index at the end of 2012 to a 0.55 beta at the end of 2013.

For the year ended December 31, 2013, the Fund’s Class I shares returned -1.32% and realized an annualized volatility of 9.25%. During this period, the Fund’s benchmark the Merrill Lynch 3-Month Treasury returned +0.07% and a 60/40 benchmark consisting of 60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index returned +17.57% at an average realized volatility of 6.49%. The Fund’s net assets across all share classes was close to $50 million at the end of 2013.

22	AQR Funds	Annual Report	December 2013

Shareholder Letter (Unaudited)

AQR RISK PARITY II MV FUND

The Fund experienced losses in two of the three major asset class buckets for the full year for a net return of -1.32%. During 2013, equities contributed +8.35%, fixed income detracted -3.30%, and inflation-linked assets detracted -6.37%. Tactical tilts contributed positively in all asset classes.

The equity bucket contributed strong returns in all but the second quarter as equity markets rallied. Developed equities were broadly up, many ended at their highs for the year, with U.S. equities doing particularly well. In the U.S., the resolution of the “fiscal cliff” and government shutdown combined with positive economic data and the Federal Reserve’s (“Fed”) postponing tapering until 2014 all buoyed equity markets. Europe also saw strong economic data after the first quarter, and Japan performed well despite some uncertainty in the second quarter regarding structural reforms. Emerging equity markets were slightly down over the year, and were particularly hurt in the second quarter, as concerns of the Fed tightening and uncertainty in Japan combined with concerns of a Chinese slowdown.

Tactically, we were overweight equities throughout the year (except for a brief neutral position in emerging-market equities at the end of the second quarter following poor performance). Trend following signals remained positive in line with bullish asset-class timing signals. On a relative value basis, we were generally overweight EuroStoxx based on strong valuation and were underweight Canadian equities, which looked expensive. Overall, tactical tilts in equities added to the Fund for the year.

The nominal bond bucket detracted from the Fund over the year, driven by losses in the second quarter. The fourth quarter also detracted while the first and third quarters saw modest gains. U.S. Treasuries led the large second quarter decline in nominal bonds as yields rose in conjunction with speculation that the Fed would begin tapering its asset purchase program by the end of the year. International bond markets generally followed the Treasury decline, with German bunds, U.K. gilts, and Japanese government bonds all realizing losses as well. The year ended with the global bond market selling off in the fourth quarter, hurt by strong economic data, especially in the U.K. and U.S.; Japan was the exception, outperforming much of the year as monetary policy remained accommodative.

Tactically, we were underweight nominal bonds throughout the year, as our asset-class timing signals continued to be negative due to the very low level of yields. On a relative value basis, we were overweight U.S. Treasuries, driven by a steep yield curve and high real yields, and were underweight Japanese government bonds, due to a flatter yield curve and lower real bond yields. Overall, tactical tilts in nominal bonds added to the Fund for the year, driven by gains in the second quarter when nominal bonds were sharply down.

The inflation bucket detracted in 2013, with losses from both inflation-linked bonds and commodities. Inflation-linked bonds (“TIPS”) had significant losses concentrated in May and June. Losses in TIPS were most pronounced, as hawkish Fed sentiment led to a steep increase in real yields. Global inflation-linked-bond markets mirrored the U.S. decline, although to a lesser degree. U.S. TIPS were again the worst performers in the fourth quarter, driven by a combination of better economic data and the announcement of Fed tapering. U.K. TIPS rallied strongly at the start of the year after the government rejected a proposal that would have resulted in a lower official inflation rate.

We added tactical tilts to inflation-linked bonds in June, implementing a large underweight. We maintained this underweight through the end of the year based on poor price and fundamental momentum in conjunction with continued poor valuations. Commodities were down in all but the third quarter, with precious metals falling the most. Weak economic data from emerging-market countries along with concerns (and eventual announcement in December) of reduced monetary stimulus caused commodities to fall. More dovish perceptions of Fed policy in the third quarter, along with inventory and production issues

AQR Funds	Annual Report	December 2013	23

Shareholder Letter (Unaudited)

AQR RISK PARITY II MV FUND

in energies, led commodities to have positive returns in the third quarter. Tactically, we were underweight commodities much of the year, and ended with a slight underweight. Large underweights in precious metals contributed positively in the second and fourth quarters, but hurt in the third quarter when metals rallied. Overall, however, metals were down for the year.

This was a challenging year for the Fund. While the Fund’s performance was within the normal range of expected performance, it significantly unperformed its benchmark – 60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index – partly because equity markets had a banner year, but also because returns to other asset classes were poor. In a year like this, a more risk-diversified and risk-managed portfolio trailed typical allocation portfolios that are concentrated in equity risk. However, we remain confident that the diversification benefits of a risk parity approach provide a sound allocation for the wide variety of potential market environments we may face in the coming years.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2013 AQR RISK PARITY II MV FUND
	1 Year	Since Inception (11/5/2012)
Fund - Class I: QRMIX	-1.32%	0.36%
Fund - Class N: QRMNX	-1.71%	0.05%

60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index	17.57%	15.76%

Merrill Lynch 3-Month T-Bill Index	0.07%	0.09%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N shares are 2.13% and 2.87%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

24	AQR Funds	Annual Report	December 2013

Shareholder Letter (Unaudited)

AQR RISK PARITY II MV FUND

AQR RISK PARITY II MV FUND VS. 60% S&P 500 INDEX/40% BARCLAYS U.S. AGGREGATE BOND INDEX AND MERRILL LYNCH 3-MONTH T-BILL INDEX VALUE OF $10,000 INVESTED ON 11/5/2012

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2013	25

Shareholder Letter (Unaudited)

AQR RISK PARITY II HV FUND

John Liew

Founding Principal

Brian Hurst

Principal

Michael

Mendelson

Principal

Yao Hua Ooi

Principal

Dear Shareholder:

Through the use of derivatives such as futures and swaps, the AQR Risk Parity II HV Fund invests across a wide variety of global markets – including developed- and emerging-market equities, fixed income, currencies and commodities – in an attempt to build a truly diversified portfolio where all asset classes matter, but no one asset class matters too much. Risk Parity investing involves allocating investments by risk, which means that instruments with less risk will generally be allocated more capital than instruments that are deemed more risky. As markets move through different risk regimes, the portfolio is dynamically adjusted with the goal of keeping overall portfolio risk and the balance of risk across asset classes fairly steady through time. We believe this leads to more consistent results, reduces tail risks associated with investments in the capital markets, and enables the investor to remain invested through more difficult market environments.

In addition to adjusting position sizes to control for increasing or decreasing risk expectations, we also overlay modest portfolio tilts based on AQR’s proprietary expected-return models, which include signals based on carry, momentum, valuation and other important economic variables. These views determine over- and underweights across a broad array of global markets. The ultimate goal is to build a portfolio that in the long run will deliver higher returns at a risk level similar to that of traditional portfolios by combining a better asset allocation with return-boosting tactical tilts.

The Fund is expected to remain long all of the markets in which we invest while averaging a moderate (under 0.7 on average) beta to the stock market over a full market cycle. The targeted annualized volatility for the Fund is 15%, on average, which varies modestly over time based on our perceptions of tactical opportunities within the different asset classes we trade. We started the year close to the 15% long term average and ended with a slightly lower target at the end due to more underweight tactical positions. However, the Fund targeted significantly less volatility in parts of the second and third quarters as the risk target was cut, and subsequently raised, in accordance with our drawdown control policy. Fund exposures dropped sharply in June as asset volatility rose and the Fund’s target risk was cut.

Total exposures ended the year somewhat lower than they began the year, due to decreases in developed-market bonds and inflation-linked bonds. However, commodities and developed-market equities actually ended the year with higher exposures than at the start of the year. With these moves, the Fund went from a 0.53 beta versus the S&P 500 Index at the end of 2012 to a 0.81 beta at the end of 2013.

From December 31, 2012, through December 31, 2013, the Fund’s Class I shares returned -2.83% and realized an annualized volatility of 13.65%. During this period, the Fund’s benchmark the Merrill Lynch 3-Month Treasury returned +0.07% and a 60/40 benchmark consisting of 60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index returned +17.57% at an average realized volatility of 6.49%. The Fund’s net assets across all share classes were over $25 million at the end of 2013.

26	AQR Funds	Annual Report	December 2013

Shareholder Letter (Unaudited)

AQR RISK PARITY II HV FUND

The Fund experienced losses in two of the three major asset-class buckets for the full year. To the net total return of -2.83% for 2013, equities contributed +12.17%, fixed income detracted -5.52%, and inflation-linked assets detracted -9.48%. Tactical tilts contributed positively in all asset classes.

The equity bucket contributed strong returns in all but the second quarter as equity markets rallied. Developed-market equities were broadly up, many ended at their highs for the year, with U.S. equities doing particularly well. In the U.S., the resolution of the “fiscal cliff” and government shutdown combined with positive economic data and the Federal Reserve’s (“Fed”) postponing tapering until 2014 all buoyed equity markets. Europe also saw strong economic data after the first quarter, and Japan performed well despite some uncertainty in the second quarter regarding structural reforms. Emerging-market equities were slightly down over the year, and were particularly hurt in the second quarter, as concerns of the Fed tightening and uncertainty in Japan combined with concerns of a Chinese slowdown.

Tactically, we were overweight equities throughout the year (except for a brief neutral position in emerging-market equities at the end of the second quarter following poor performance). Trend-following signals remained positive, in line with bullish asset-class timing signals. On a relative-value basis, we were generally overweight EuroStoxx based on strong valuation and were underweight Canadian equities, which looked expensive. Overall, tactical tilts in equities added to the Fund for the year.

The nominal bond bucket detracted from the Fund over the year, driven by losses in the second quarter. The fourth quarter also detracted while the first and third quarters saw modest gains. U.S. Treasuries led the large second-quarter decline in nominal bonds as yields rose in conjunction with speculation that the Fed would begin tapering its asset purchase program by the end of the year. International bond markets generally followed the Treasury decline, with German bunds, U.K. gilts, and Japanese government bonds all realizing losses as well. The year ended with the global bond market selling off in the fourth quarter, hurt by strong economic data, especially in the U.K. and U.S.; Japan was the exception, outperforming much of the year as monetary policy remained accommodative.

Tactically, we were underweight nominal bonds throughout the year, as our asset-class timing signals continued to be negative due to the very low level of yields. On a relative-value basis, we were overweight U.S. Treasuries, driven by a steep yield curve and high real yields, and were underweight Japanese government bonds, due to a flatter yield curve and lower real bond yields. Overall, tactical tilts in nominal bonds added to the Fund for the year, driven by gains in the second quarter, when nominal bonds were sharply down.

The inflation bucket detracted in 2013, with losses from both inflation-linked bonds and commodities. Inflation-linked bonds (“TIPS”) had significant losses concentrated in May and June. Losses in TIPS were most pronounced, as hawkish Fed sentiment led to a steep increase in real yields. Global inflation-linked-bond markets mirrored the U.S. decline, although to a lesser degree. U.S. TIPS were again the worst performers in the fourth quarter, driven by a combination of better economic data and the announcement of Fed tapering. U.K. TIPS rallied strongly at the start of the year after the government rejected a proposal that would have resulted in a lower official inflation rate.

We added tactical tilts to inflation-linked bonds in June, implementing a large underweight. We maintained this underweight through the end of the year based on poor price and fundamental momentum in conjunction with continued poor valuations. Commodities were down in all but the third quarter, with precious metals falling the most. Weak economic data from emerging-market countries along with concerns (and eventual announcement in December) of reduced monetary stimulus caused commodities to fall. More dovish perceptions of Fed policy in the third quarter, along with inventory and production issues

AQR Funds	Annual Report	December 2013	27

Shareholder Letter (Unaudited)

AQR RISK PARITY II HV FUND

in energies, led commodities to have positive returns in the third quarter. Tactically, we were underweight commodities much of the year, and ended with a slight underweight. Large underweights in precious metals contributed positively in the second and fourth quarters, but hurt in the third quarter when metals rallied. Overall, however, metals were down for the year.

This was a challenging year for the Fund. While the Fund’s performance was within the normal range of expected performance, it significantly unperformed its benchmark – 60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index – partly because equity markets had a banner year, but also because returns to other asset classes were poor. In a year like this, a more risk-diversified and risk-managed portfolio trailed typical allocation portfolios that are concentrated in equity risk. However, we remain confident that the diversification benefits of a risk parity approach provide a sound allocation for the wide variety of potential market environments we may face in the coming years.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2013 AQR RISK PARITY II HV FUND
	1 Year	Since Inception (11/5/2012)
Fund - Class I: QRHIX	-2.83%	-0.40%
Fund - Class N: QRHNX	-3.12%	-0.61%

60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index	17.57%	15.76%

Merrill Lynch 3-Month T-Bill Index	0.07%	0.09%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N shares are 2.35% and 3.53%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

28	AQR Funds	Annual Report	December 2013

Shareholder Letter (Unaudited)

AQR RISK PARITY II HV FUND

AQR RISK PARITY II HV FUND VS. 60% S&P 500 INDEX/40% BARCLAYS U.S. AGGREGATE BOND INDEX AND MERRILL LYNCH 3-MONTH T-BILL INDEX VALUE OF $10,000 INVESTED ON 11/5/2012

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2013	29

Shareholder Letter (Unaudited)

AQR MULTI-STRATEGY ALTERNATIVE FUND

John Liew

Founding Principal

Jacques Friedman

Principal

Ronen Israel

Principal

Lars Nielsen

Principal

Mark Mitchell, Ph.D.

Founding Principal, CNH Partners

Todd Pulvino, Ph.D.

Founding Principal, CNH Partners

Dear Shareholder:

The AQR Multi-Strategy Alternative Fund attempts to provide attractive risk-adjusted returns by providing exposure to a broadly-diversified portfolio of classic, relative-value alternative strategies. We include strategies that are liquid and which can be built to be low-to-uncorrelated with traditional markets, something we believe should be a key feature of alternative strategies that are meant to be a source of diversifying returns. We believe in providing a great deal of transparency, which means providing insight into our investment process and the economic themes we seek to capture in addition to positions.

Our focus on providing a broadly-diversified portfolio starts with including nine major categories in our Fund. They are Long/Short Equity, Equity Market Neutral, Dedicated Short Bias, Emerging Markets, Convertible Arbitrage, Event Driven, Global Macro, Managed Futures and Fixed Income Relative Value. We believe that each of these categories offers good long term risk-adjusted returns, but they each go through good times and bad times. The key is that they usually go through ups and downs at different times, thus allowing us to benefit by diversifying across the nine and generating more consistent long-term performance. Underlying the nine major categories are approximately 60+ strategies that make up the economic themes and classic strategies within the Fund. Each strategy is built from the bottom up by internal, experienced teams at AQR.

Our portfolio construction approach is to be as diversified and balanced as possible, starting with equal risk weighting as a baseline and then making small tactical tilts around the strategic risk allocation when we think strategies are conditionally attractive or unattractive. Because we are trading in these markets daily and because all of the strategies are managed in one portfolio, we can stay disciplined about rebalancing to our strategic weights, stay nimble by taking advantage of tactical opportunities and also provide efficient exposure by netting positions and transactions costs.

We target 10% annual volatility in the Fund.

The Fund’s Class I shares returned +4.46% in 2013. For the year, the Fund realized 5.3% annualized daily volatility and a 0.27 correlation to equities. The Fund’s benchmark, the Merrill Lynch 3 Month Treasury Bill Index, had a slight positive return of 0.07%. The hedge fund industry, as measured by its major indices, also posted positive returns, with the Credit Suisse Hedge Fund Index (“CS Index”) gaining +9.8% and the HFRI Fund Weighted Composite Index (“HFRI Index”) gaining +9.2% net of fees for the year. These two indices have had monthly correlations to global equities, as represented by the MSCI World Index, of 0.8 and 0.9 in the past twenty-four months, respectively, and betas of 0.34 and 0.24, respectively. The effect of this relationship with equity markets is quite pronounced this year when comparing beta-adjusted1 figures for the CS Index (+3.4%) and the HFRI Index (+0.7%) with the non-adjusted figures cited above.

30	AQR Funds	Annual Report	December 2013

Shareholder Letter (Unaudited)

AQR MULTI-STRATEGY ALTERNATIVE FUND

Perhaps market focus is never really about more than equity performance and the rate outlook, but that twin focus was certainly heightened in 2013. Global equity market appreciation, while not unprecedented, was certainly impressive. The MSCI World Index in local terms returned +28.9% in 2013. To put that performance in perspective, that index has achieved that return or higher only three times since 1970. Similarly, the +32.4% return for the S&P 500 Index in 2013 was only achieved three other times in the past 44 years. These indices appreciated +8.4% and +10.5% in the fourth quarter, respectively. Equity performance was driven by a combination of stronger than expected growth from the major economies and continued stimulative monetary policy from central banks. Emerging markets experienced more muted performance with the MSCI Emerging Markets (local) index up only +3.4%.

Much of the focus was on the U.S. Federal Reserve, which surprised markets in May when it signaled that it may begin tapering and then spent the rest of the year assuaging markets that the reduction in purchases would be gradual and that short-term interest rates would not increase for some time. The Fed did announce a cut in their bond purchases by $10 billion in December, taking effect in January, several months after markets initially anticipated. Ten-year U.S. Treasury yields, which began the year at 1.8%, jumped to over 2.5% in June, and gradually increased to 3.0% by the end of the year, including a 0.42% increase in the fourth quarter. Fed actions and statements decreased inflation expectations as seen by sharp declines in inflation-linked securities and precious metals. High yield bonds experienced a nearly -6% decline from mid-May to mid-June, as represented by the Barclays U.S. High Yield Index, but still managed to finish the year +7.4%.

Four of the Fund’s nine strategies had positive results for the year. Stock selection strategies were the largest source of profits. The Managed Futures, Emerging Markets and Arbitrage strategies individually produced modest losses and collectively had a -0.9% impact on the overall return.

Following is a more detailed review of the performance of the categories with notable contributions.

Equity Market Neutral (+4.7%): The strategy was the dominant source of gains for MSAF in 2013, which was quite a change from 2012 when it was the worst performing strategy. About 80% of the strategy’s gains were concentrated in the U.S. portfolio. Each of the other regional portfolios chipped in smaller gains, led by Europe. Profits were driven chiefly by value themes which represented more than 70% of the strategy’s gains, primarily derived from the U.S. portfolio. In the first quarter review letter we discussed the resurgence of value measures after more than two years of losses. That first quarter rebound turned out to be just the half of it, as the following three quarter’s gains, in aggregate, roughly equaled the first quarter gains. Accounting-oriented quality themes provided gains, and defensive themes suffered.

Long/Short Equity (+1.9%): The strategy produced gains in every quarter this year. The strategy has three sub-strategies: dynamic exposure variation, industry selection and growth-oriented stock-selection. Exposure variation, which is momentum-based, at the maximum is designed to contribute a relatively low level of equity-beta to the overall strategy. Even so, the resulting 0.09 beta was enough to produce significant profits of +2.0% this year due to the strength of equity markets. (Note, this market exposure and resulting gains were mostly offset by the net, short position in the Dedicated Short Bias strategy.) The industry- and stock-selection strategies had little additional impact as the U.K. portfolio produced gains of +0.4% that was offset by losses in the U.S. and Japanese portfolios. Gains were concentrated in accounting-oriented quality themes and industry selection.

Global Macro (+0.8%): In 2012, the strategy was one of just two strategies that experienced negative performance. In 2013 it was among the best performing strategies, driven by the Commodity Relative Value and Directional Developed Equity sub-strategies, which provided +0.5% of contribution each. The

AQR Funds	Annual Report	December 2013	31

Shareholder Letter (Unaudited)

AQR MULTI-STRATEGY ALTERNATIVE FUND

Commodity Relative Value sub-strategy derived profits from each of the three themes traded. Short biased trading in precious metals produced gains of +0.8% as gold (-28.3%) and silver (-35.8%) prices dropped precipitously, largely due to falling inflation expectations. A long bias in soybean trading also added +0.4% during the second quarter when the commodity outperformed the cross-section by more than 20% on reports of a sharp decrease in inventories. The Directional Developed Equity sub-strategy earned +0.5% by being positioned long equity indices, with near equal contribution from both value and momentum themes. Developed Equity Relative Value lost -0.5% as poor performance from value themes outweighed gains from momentum themes. A short position in the S&P 500 (+32.4%), long in U.K.’s FTSE Index (+19.2%) and the Eurostoxx Index (+22.7%) contributed relative losses, but a long in the Japanese Topix Index (+54.4%) and a short in the underperforming Swiss Market Index (+23.0%) helped counter losses.

Event Driven (+0.5%): Merger Arbitrage posted reasonable returns in an environment of low spreads and a low rate of deal failures. The median annualized spread for the portfolio’s holdings averaged 4.7% and ranged from a low in July of 3.5% to a high of 5.9% at the beginning of the year. Only eight of the 162 deals the portfolio held over the period had offers withdrawn. This amounts to a mere 4.9% annual deal failure rate compared to the long-term average of 9% for the universe2. Of the eight adverse terminations held by the Fund, only five produced losses of more than ten basis points (Cooper Tire: -0.6%, Blackberry: -0.5%, GrainCorp: -0.2%, TNT Express: -0.1% and EBIX: -0.1%). The largest gains came from Men’s Wearhouse, Clearwire and Vodaphone/Verizon, each of which contributed between +0.2% and +0.3%.

Dedicated Short Bias (-1.8%): As discussed in the Long/Short Equity section, the Dedicated Short Bias strategy has a small, net short bias, representing about 20% of total strategy risk and equating to a beta of approximately -0.06 in 2013, which was still enough to produce a loss of -1.7%. The market-neutral stock selection portfolios, which represent the remaining 80% of the strategy risk, produced marginal losses as the U.S. and U.K. portfolios generated losses of -0.4% and -0.1%, respectively and the Japanese and European portfolios produced gains of +0.2% each. Investor sentiment themes produced significant profits that were concentrated in the U.K. and Japanese portfolios. These profits were largely offset by losses from management signaling, accounting-oriented quality, and high-risk stock themes.

Fixed Income Relative Value (-0.7%): Losses from the carry-oriented Relative Value Currency and the Relative Value Bond sub-strategies outweighed gains in the Interest Rate Relative Value and Directional Credit sub-strategies in 2013. The Currency sub-strategy produced losses of -0.9% as both predicted rate-based and current rate-based carry themes contributed to losses, the former more than the latter. Eight of the ten currencies traded within this strategy experienced relative losses. The most significant of these were shorts in the British pound (+1.9%) and Euro (+4.2%), both significantly outperforming the cross-sectional average of -2.7%. Long positions in the Japanese Yen (-17.6%), Norwegian Krone (-8.4%) and Australian Dollar (-14.2%) also produced relative losses as these higher carry (based on real-rate and short-term slope comparisons in addition to nominal rate comparisons) currencies significantly underperformed the average. Long positions in the New Zealand Dollar (-0.9%) and the Swiss Franc (+0.8%) both outperformed to produce small relative profits. The Interest Rate Relative Value sub-strategy earned +0.3% and generated gains through long Eurodollar and Euribor positions and short positions in the U.K.’s Short Sterling contracts. The Directional Credit sub-strategy earned +0.1% through long positioning in five-year high-yield index credit default swaps.

Tactical Positioning: As of December 31st, the Fund is tactically operating at 88% of its strategic volatility target. The current aggregate tactical position is less underweight than it had been at the end of the third quarter when it was 86%. As of year-end, there were two strategies that were tactically overweight, two were neutrally weighted and five were underweight.

[2]	Source for long-term average is Lehman Brothers Equity Derivatives Research covering a period of 1998 to 2007.

32	AQR Funds	Annual Report	December 2013

Shareholder Letter (Unaudited)

AQR MULTI-STRATEGY ALTERNATIVE FUND

The quarter-to-quarter increase was attributable to increases in Global Macro and Managed Futures. Global Macro, which is still quite underweight at 65% of strategic risk, saw an improvement in the alignment of value, momentum and carry themes, thus improving the strategy opportunity set. Similarly, Managed Futures saw improvement in the alignment between its shorter- and longer-term trend-following signals, bringing its tactical position to 104% of strategic.

Tactical positioning of Event Driven was raised from 60% to 80% of strategic target. The previous tactical underweight in the strategy came in response to extremely limited first quarter deal flow and low annualized deal spreads. Subsequent deal conditions have moderately improved. While the Convertible Arbitrage tactical positioning stands unchanged, there was a marked improvement in new issuance in the fourth quarter in the U.S., with nearly $20 billion of new issues adding to an already improved year for an issuance total of $49 billion, an amount that surpasses 2011 and 2012 combined. If this trend, which is likely related to a back-up in yields, continues, it will likely have an impact on valuation levels, improving the opportunity set in convertibles.

There was no tactical change within the stock-selection grouping as Long/Short Equity remains overweight at 115% of strategic risk, and both Equity Market Neutral and Dedicated Short Bias remain neutrally weighted at 100%.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2013 AQR MULTI-STRATEGY ALTERNATIVE FUND
	1 Year	Since Inception (7/18/2011)
Fund - Class I: ASAIX	4.46%	1.68%
Fund - Class N: ASANX	4.16%	1.44%

Merrill Lynch 3-Month T-Bill Index	0.07%	0.08%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N shares are 3.66% and 3.99%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR Funds	Annual Report	December 2013	33

Shareholder Letter (Unaudited)

AQR MULTI-STRATEGY ALTERNATIVE FUND

AQR MULTI-STRATEGY ALTERNATIVE FUND VS. MERRILL LYNCH 3-MONTH T-BILL INDEX VALUE OF $10,000 INVESTED ON 7/18/2011

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

34	AQR Funds	Annual Report	December 2013

Shareholder Letter (Unaudited)

AQR STYLE PREMIA ALTERNATIVE FUND

Jacques Friedman

Principal

Ronen Israel

Principal

Andrea Frazzini

Principal

Michael Katz

Principal

Dear Shareholder:

The AQR Style Premia Alternative Fund attempts to provide attractive risk-adjusted returns by providing exposure to a broadly-diversified portfolio of classic, relative-value alternative strategies capturing the performance of four major styles across diverse asset groups including stocks, country equity indices, government bonds, interest rates, currencies and commodities. We include strategies that are liquid and which can be built to be low-to-uncorrelated with traditional markets, something we believe should be a key feature of alternative strategies that are meant to be a source of diversifying returns. We believe in providing a great deal of transparency, which means providing insight into our investment process and the economic themes we seek to capture in addition to positions.

The four major styles captured in the Fund are Value, Momentum, Carry and Defensive. Each of the four styles, implemented across asset groups, has an economic intuition or rationale, be it risk-based or behavioral-based. Value involves buying assets that are “cheap” relative to their fundamental value and selling “expensive” assets. Momentum entails buying assets that recently outperformed their peers and selling those that recently underperformed. Carry implies buying high-yielding assets and selling low-yielding assets. Defensive consists of buying low-risk, high-quality assets and selling high-risk, low-quality assets.

The Fund’s portfolio construction approach is to be diversified with a baseline risk weighting that is balanced across styles and asset groups, taking into consideration liquidity and breadth among other things. Small tactical tilts are implemented around the strategic risk allocation when strategies are conditionally attractive or unattractive. Because the Fund trades in these markets daily and all of the strategies are managed in one portfolio, the Fund can stay disciplined about rebalancing to strategic weights, stay nimble by taking advantage of tactical opportunities and also provide efficient exposure by netting positions and transactions costs.

The Fund targets 10% annual volatility.

The Fund’s Class I shares returned +4.08% in 2013. The Fund’s benchmark, the Merrill Lynch 3 Month Treasury Bill Index, had a slight positive return of 0.02% in 2013. Both returns reflect the Fund’s November 1, 2013 inception.

Two of the Fund’s four styles had positive results for the period. The Momentum style led performance with gains from currency, commodity, stock and equity index trading. The Value style also contributed with profits in every asset group except currencies. The Carry and Defensive styles experienced losses. Carry was unprofitable in currencies, government bonds and interest rates, and was flat in commodities. Defensive detracted in equity indices and stocks, but contributed modestly in bonds.

AQR Funds	Annual Report	December 2013	35

Shareholder Letter (Unaudited)

AQR STYLE PREMIA ALTERNATIVE FUND

Performance was mostly positive across asset groups with government bonds being the only asset group that experienced modest losses, of -0.01%. Currency and commodity trading produced the best results contributing close to 40% each of the positive performance for the period. Currency trading benefited from strong performance of Momentum themes while Carry and Value themes detracted slightly. In commodities, all themes contributed, but it was again Momentum themes that dominated, accounting for more than 70% of the gains. Equity index trading was the next best contributor followed by trading in stocks and interest rates. Momentum and Value styles drove gains in equity indices and stocks with Defensive themes experiencing losses. In interest rates, Value themes contributed more than losses from Carry and Momentum.

Tactical Positioning: As of December 31, 2013, aggregate tactical risk allocation for the Fund was at 84% of the strategic 10% target. Aggregate tactical positioning is a function of individual strategies rather than a singular aggregate view, and as of quarter-end, five of the six asset groups traded were tactically underweight, although the commodities strategy was very close to a neutral weight at 98% of strategic risk. Interest rates and currencies are the assets that are most underweight, each below 50% of strategic risk. In each case the tactical attractiveness of asset groups is determined by alignment of views among the four styles traded. The stock strategy is tactically neutral relative to strategic risk weight and thus the only asset group not underweight.

36	AQR Funds	Annual Report	December 2013

Shareholder Letter (Unaudited)

AQR STYLE PREMIA ALTERNATIVE FUND

TOTAL RETURNS AS OF 12/31/2013 AQR STYLE PREMIA ALTERNATIVE FUND
Since Inception (10/30/2013)*
Fund - Class I: QSPIX	4.08%
Fund - Class N: QSPNX	4.05%

Merrill Lynch 3-Month T-Bill Index	0.02%

*	Not annualized

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N shares are 1.93% and 2.18%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR STYLE PREMIA ALTERNATIVE FUND VS. MERRILL LYNCH 3-MONTH T-BILL INDEX VALUE OF $10,000 INVESTED ON 10/30/2013

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2013	37

Shareholder Letter (Unaudited)

RISK FACTORS:

AQR Diversified Arbitrage Fund: As the Fund employs arbitrage and alternative strategies, the Fund has the risk that the anticipated opportunities do not play out as planned, resulting in potentially reduced returns or losses to the Fund as it unwinds its trades. This Fund enters into a short sale by selling a security it has borrowed. If the market price of a security increases after the Fund borrows the security, the Fund will suffer a potentially unlimited loss when it replaces the borrowed security at the higher price. The Fund may also take a short position in a derivative instrument, which involves the risk of theoretically unlimited increase in the value of the underlying instrument. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses. The use of derivatives, including forward and futures contracts and swaps exposes the Fund to additional risks including increased volatility, lack of liquidity, and possible losses greater than the Fund’s initial investment as well as increased transaction costs. Derivative contracts involve exposure to counterparty credit risks, which refers to the possibility that the counterparty to a derivative instrument will not be able to make principal and interest payments when due. The Fund may invest in illiquid instruments which may be difficult to sell in a timely manner at the price that it believes the investments are worth. Foreign investing involves special risks such as currency fluctuations, political uncertainty, differences in generally accepted accounting principles, increased volatility and lower trading volume. This Fund is not suitable for all investors.

AQR Long-Short Equity Fund: The use of derivatives, including futures and forward contracts, options and swaps exposes the Fund to additional risks including increased volatility, lack of liquidity, and possible losses greater than the Fund’s initial investment as well as increased transaction costs. Derivative contracts involve exposure to counterparty credit risks, which refers to the possibility that the counterparty to a derivative instrument will not be able to make principal and interest payments when due. This Fund enters into a short sale by selling a security it has borrowed. If the market price of a security increases after the Fund borrows the security, the Fund will suffer a potentially unlimited loss when it replaces the borrowed security at the higher price. The Fund may also take a short position in a derivative instrument, which involved the risk of theoretically unlimited increase in the value of the underlying instrument. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses. The Fund may have exposure to the securities of mid-cap companies, the prices of which are generally more volatile than those of larger capitalization companies. Foreign investing involves special risks such as currency fluctuations, political uncertainty, differences in generally accepted accounting principles, increased volatility and lower trading volume. This Fund is not suitable for all investors.

AQR Managed Futures Strategy Fund and AQR Managed Futures Strategy HV Fund: The use of derivatives, including forward and futures contracts, swap agreements, and exposure to the commodities markets exposes the Fund to additional risks including increased volatility, lack of liquidity, and possible losses greater than the Fund’s initial investment as well as increased transaction costs. Derivative contracts involve exposure to counterparty credit risk, which refers to the possibility that the counterparty to a derivative instrument will not be able to make principal and interest payments when due. The Fund may take a short position in a derivative instrument, which involves the risk of a theoretically unlimited increase in the value of the underlying instrument. When investing in bonds, yield and share price will vary with changes in interest rates and market conditions. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Fund’s Advisor or Sub-Advisor. There is also a chance that some of the Fund’s holdings may have their credit rating downgraded or may default. Emerging market and foreign investing involves special risks such as currency fluctuations, political uncertainty, differences in generally accepted accounting principles, increased volatility and lower trading volume. These Funds are not suitable for all investors.

38	AQR Funds	Annual Report	December 2013

Shareholder Letter (Unaudited)

AQR Risk-Balanced Commodities Strategy Fund: The use of derivatives, including forward and futures contracts, swap agreements and exposure to the commodities markets exposes the Fund to additional risks including increased volatility, lack of liquidity, and possible losses greater than the Fund’s initial investment as well as increased transaction costs. Derivative contracts involve exposure to counterparty credit risk, which refers to the possibility that the counterparty to a derivative instrument will not be able to make principal and interest payments when due. The Fund may take a short position in a derivative instrument, which involves the risk of a theoretically unlimited increase in the value of the underlying instrument. When investing in bonds, yield and share price will vary with changes in interest rates and market conditions. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Fund’s Advisor or Sub-Advisor. There is also a chance that some of the Fund’s holdings may have their credit rating downgraded or may default. Foreign investing involves special risks such as currency fluctuations, political uncertainty, differences in generally accepted accounting principles, increased volatility and lower trading volume. This Fund is not suitable for all investors.

AQR Risk Parity Fund, AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund: The use of derivatives, including forward and futures contracts, swap agreements and exposure to the commodities markets exposes the Funds to additional risks including increased volatility, lack of liquidity, and possible losses greater than a Fund’s initial investment as well as increased transaction costs. Derivative contracts involve exposure to counterparty credit risk, which refers to the possibility that the counterparty to a derivative instrument will not be able to make principal and interest payments when due. The Fund may take a short position in a derivative instrument, which involves the risk of a theoretically unlimited increase in the value of the underlying instrument. When investing in bonds, yield and share price will vary with changes in interest rates and market conditions. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Fund’s Advisor or Sub-Advisor. There is also a chance that some of the Fund’s holdings may have their credit rating downgraded or may default. The Fund may have exposure to the securities of mid-cap companies, the prices of which are generally more volatile than those of larger capitalization companies. Emerging market and foreign investing involves special risks such as currency fluctuations, political uncertainty, differences in generally accepted accounting principles, increased volatility and lower trading volume. These Funds are not suitable for all investors.

AQR Multi-Strategy Alternative Fund: The use of derivatives, including forward and futures contracts, swap agreements and exposure to the commodities markets exposes the Fund to additional risks including increased volatility, lack of liquidity, and possible losses greater than the Fund’s initial investment as well as increased transaction costs. Derivative contracts involve exposure to counterparty credit risk, which refers to the possibility that the counterparty to a derivative instrument will not be able to make principal and interest payments when due. The Fund employs arbitrage and alternative strategies, which carry the risk that the anticipated opportunities do not play out as planned, resulting in potentially reduced returns or losses to the Fund as it unwinds its trades. This Fund enters into a short sale by selling a security it has borrowed. If the market price of a security increases after the Fund borrows the security, the Fund will suffer a potentially unlimited loss when it replaces the borrowed security at the higher price. The Fund may also take a short position in a derivative instrument, which involves the risk of theoretically unlimited increase in the value of the underlying instrument. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses. When investing in bonds, yield and share price will vary with changes in interest rates and market conditions. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Fund’s Advisor or Sub-Advisor. There is also a chance that some of the Fund’s holdings may have their credit rating downgraded or may default. Emerging market and foreign investing involves special risks such as currency fluctuations, political uncertainty, differences in generally accepted accounting principles, increased volatility and lower trading volume. This Fund is not suitable for all investors.

AQR Funds	Annual Report	December 2013	39

Shareholder Letter (Unaudited)

AQR Style Premia Alternative Fund. The use of derivatives, including futures and forward contracts, options and swaps exposes the Fund to additional risks including increased volatility, lack of liquidity, and possible losses greater than the Fund’s initial investment as well as increased transaction costs. Derivative contracts involve exposure to counterparty credit risks, which refers to the possibility that the counterparty to a derivative instrument will not be able to make principal and interest payments when due. This Fund enters into a short sale by selling a security it has borrowed. If the market price of a security increases after the Fund borrows the security, the Fund will suffer a potentially unlimited loss when it replaces the borrowed security at the higher price. The Fund may also take a short position in a derivative instrument, which involves the risk of theoretically unlimited increase in the value of the underlying instrument. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses. The Fund may have exposure to the securities of mid-cap companies, the prices of which are generally more volatile than those of larger capitalization companies. When investing in bonds, yield and share price will vary with changes in interest rates and market conditions. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Fund’s Advisor or Sub-Advisor. There is also a chance that some of the Fund’s holdings may have their credit rating downgraded or may default. Foreign investing involves special risks such as currency fluctuations, political uncertainty, differences in generally accepted accounting principles, increased volatility and lower trading volume. This Fund is not suitable for all investors.

An investment in any of the AQR Funds listed above (the “Funds”) involves risk, including loss of principal. Diversification does not eliminate this risk. The value of the Funds’ portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the United States or abroad.

The Funds (other than the AQR Diversified Arbitrage Fund and the AQR Long-Short Equity Fund) are each a non-diversified fund. Because these Funds may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may therefore have a greater impact on the Fund’s performance. The Funds (other than the AQR Diversified Arbitrage Fund and the AQR Long-Short Equity Fund) also invest in a wholly-owned and controlled subsidiary and are indirectly exposed to the risks associated with the subsidiary’s investments. The Funds from time to time employ various hedging techniques, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.

An investor considering the Funds should be able to tolerate potentially wide price fluctuations. The Funds are subject to high portfolio turnover risk as a result of frequent trading, and thus will incur a higher level of brokerage fees and commissions and cause a higher level of tax liability to shareholders in the funds. The AQR Diversified Arbitrage Fund and the AQR Multi-Strategy Alternative Fund may attempt to increase their income or total return through the use of securities lending, and they may be subject to the possibility of additional loss as a result of this investment technique.

Please refer to each Fund’s prospectus for complete information regarding the principal risks associated with the Funds.

Cliff Asness, David Kabiller, Brian Hurst, Yao Hua Ooi and Marco Hanig are registered representatives of ALPS Distributors, Inc.

40	AQR Funds	Annual Report	December 2013

Shareholder Letter (Unaudited)

DEFINITIONS:

Alpha is a measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund’s alpha.

Barclays U.S. Aggregate Bond Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. Indexes are unmanaged and one cannot invest directly in an index.

Bearish: A belief that a particular security, sector or the overall market will fall.

Beta is a measure of volatility of a security or portfolio in comparison to an index or the market as a whole. A beta of 1.0 means the security or portfolio will generally move in tandem with the index or market it is being compared to. A beta greater than 1.0 means the security or portfolio will be more volatile and a beta less than 1.0 means the security or portfolio will be less volatile than the index or market it is being compared to.

Bullish: A belief that a particular security, sector or the overall market will rise.

Bund: Is the German equivalent of a U.S. Treasury Bond.

Correlation is computed into what is known as the correlation coefficient, which ranges between -1 and +1. Perfect positive correlation (+1) implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. Alternatively, perfect negative correlation (-1) means that if one security moves in either direction the security that is perfectly negatively correlated will move in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

Credit: This strategy purchases attractively priced securities on a hedged basis, typically around event induced capital flows.

Credit Suisse Hedge Fund Index is an asset-weighted benchmark that seeks to measure hedge fund performance and provide the most accurate representation of the hedge fund universe. Indexes are unmanaged and one cannot invest directly in an index.

Dow Jones-UBS Commodity Index is a broad-based index used to represent the most frequently-traded global commodity futures. Indexes are unmanaged and one cannot invest directly in an index.

Eurostoxx Index is a market capitalization-weighted index of 50 large, blue-chip European companies operating within Eurozone nations. Indexes are unmanaged and one cannot invest directly in an index.

FTSE Index is a market capitalization-weighted index of the 100 largest firms listed on the London Stock Exchange. Indexes are unmanaged and one cannot invest directly in an index.

Futures and Forwards contracts: A financial contract obligating the buyer to purchase an asset (or the seller to sell an asset) at a pre-determined future date and price.

Gilt: Is the U.K. equivalent of a U.S. Treasury Bond.

AQR Funds	Annual Report	December 2013	41

Shareholder Letter (Unaudited)

Hawk: Is an individual who favors relatively high interest rates in order to keep inflation in check.

HFRI Fund Weighted Composite Index is a global, equal-weighted index of over 2,000 single-manager funds.

Merrill Lynch 3 Month Treasury Bill Index is designed to measure the performance of high-quality short-term cash-equivalent investments. Indexes are unmanaged and one cannot invest directly in an index.

Momentum: An investment style wherein an asset is deemed to have positive momentum if it has performed well in the past relative to other assets in the same universe.

MSCI World Index is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, including the United States and Canada. Indexes are unmanaged and one cannot invest directly in an index.

Newedge CTA Trend Sub-Index is a subset of the Newedge CTA Index, and follows traders of trend following methodologies. The Newedge CTA Index is equal weighted, calculates the daily rate of return for a pool of CTAs selected from the larger managers that are open to new investment. Indexes are unmanaged and one cannot invest directly in an index.

S&P 500 Index is a capitalization weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Indexes are unmanaged and one cannot invest directly in an index.

Swiss Market Index is a market capitalization-weighted index of 20 of the largest and most liquid stocks traded on the SIX Swiss Exchange. Indexes are unmanaged and one cannot invest directly in an index.

Tail Risk: The risk of larger or more frequent losses than would be expected if returns to an asset or portfolio followed a normal distribution.

TOPIX Index is a market capitalization-weighted index of the ‘first-section’ (largest) stocks listed on the Tokyo Stock Exchange. Currently, about 1,600 first-section stocks are listed. Indexes are unmanaged and one cannot invest directly in an index.

Tracking Error: A measure of how closely a portfolio follows the index to which it is benchmarked. It measures the standard deviation of the difference between the portfolio and index returns.

Volatility is a statistical measurement of up and down asset price fluctuations over time. If an asset has rapid dramatic price swings, its “volatility” will likely be relatively high. If prices are consistent and rarely change, “volatility” of that asset will likely be relatively low. “Volatility” can be measured as the standard deviation of an asset with a specific time horizon. It is often used to quantify the risk of such asset over a time period, typically expressed in annualized terms.

42	AQR Funds	Annual Report	December 2013

Schedule of Investments	December 31, 2013

AQR DIVERSIFIED ARBITRAGE FUND

LONG INVESTMENTS - 97.6%	SHARES	VALUE (Note 3)
COMMON STOCKS - 33.0%

Consumer Discretionary - 5.6%
Allison Transmission Holdings, Inc. (a)	167,377	$4,621,279
Ark Restaurants Corp. (a)	61,172	1,354,960
China Century Dragon Media, Inc. (3)†(b)	150,272	20
China Networks International Holdings Ltd. (3)†(b)	2,287,278	11,436
Comcast Corp., Class A	1,792	89,385
Cooper Tire & Rubber Co.	708,202	17,025,176
CST Brands, Inc.	662,806	24,338,236
Del Frisco’s Restaurant Group, Inc. †	11,938	281,379
Discovery Communications, Inc., Class C †(a)	158,748	13,312,607
FTD Cos., Inc. †	168,685	5,495,757
Groupe Fnac (France) (2)†	136,172	4,461,217
Harris Interactive, Inc. †	368,099	736,198
Jones Group, Inc./The	161,875	2,421,650
Mac-Gray Corp.	17,153	364,158
Men’s Wearhouse, Inc./The*	226,537	11,571,510
Morgans Hotel Group Co. †	72,691	590,978
MTR Gaming Group, Inc. †	132,556	683,989
Murphy USA, Inc. †	316,077	13,136,160
News Corp., Class A †	238,349	4,295,049
Noodles & Co. †	72,638	2,609,157
Norwegian Cruise Line Holdings Ltd. †	42,771	1,517,087
Omnicom Group, Inc.	239,508	17,812,210
Penn National Gaming, Inc. †	496,266	7,111,492
RetailMeNot, Inc. †	73,619	2,119,491
RG Barry Corp.	197,890	3,819,277
School Specialty, Inc. (2)†	9,166	724,114
SeaWorld Entertainment, Inc.	5,083	146,238
Twenty-First Century Fox, Inc., Class A	316,104	11,120,539

		151,770,749

Consumer Staples - 0.8%
Darling International, Inc. †	107,007	2,234,306
Harris Teeter Supermarkets, Inc.	121,837	6,012,656
Pinnacle Foods, Inc.	93,399	2,564,736
Shoppers Drug Mart Corp. (Canada)	219,554	12,027,157

		22,838,855

Energy - 0.4%
Coastal Energy Co. †	388,681	6,900,940
Equal Energy Ltd.	241,246	1,288,254
Gulf United Energy, Inc. †	1,959,798	1,764
Integrated Drilling Equipment Holdings Corp. †	74,362	316,039
Mission NewEnergy Ltd. (Australia) (2)†	20,132	221
Novus Energy, Inc. (Canada) (2)†	1,419,156	1,563,109
Platino Energy Corp. (Canada) †	32,990	15,839
Zedi, Inc. (Canada) †	258,720	250,865

		10,337,031

Financials - 12.6%
Aquasition Corp. (United Kingdom) †(a)	850,000	8,619,000
Ashford Hospitality Prime, Inc. REIT	289,843	5,275,143
Ashford Hospitality Trust, Inc. REIT	1,664,917	13,785,513
Brookfield Asset Management, Inc., Class A (Canada) (a)	176,351	6,847,709

	SHARES	VALUE (Note 3)
Financials - 12.6% (continued)
Cambridge Capital Acquisition Corp. †	1,478,400	$14,843,136
Camco Financial Corp. †	421,610	2,816,355
CapitalSource, Inc.	239,744	3,445,121
Capitol Acquisition Corp. II (2)†	1,440,000	13,881,600
Chart Acquisition Corp. (3)†(b)	1,268,625	12,343,721
Chatham Lodging Trust REIT	213,148	4,358,877
China VantagePoint Acquisition Co. (3)†(b)	1,990	—
Cis Acquisition Ltd., Class A (Russian Federation) †	850,000	8,610,500
Collabrium Japan Acquisition Corp. (United Kingdom) †	595,000	6,086,850
CommonWealth REIT	565,197	13,174,742
Eastern Insurance Holdings, Inc.	34,866	853,868
Firstbank Corp./Alma MI	34,968	676,281
FlatWorld Acquisition Corp. (Virgin Islands, British) (3)†(a)(b)	219,450	—
Gaming and Leisure Properties, Inc. REIT †	496,266	25,215,276
Global Defense & National Security Systems, Inc. †	835,800	8,399,790
HF2 Financial Management, Inc. †	1,309,420	13,316,801
Hudson City Bancorp, Inc.	5,981,078	56,401,566
Hyde Park Acquisition Corp. II †	1,195,400	12,276,758
Infinity Cross Border Acquisition Corp. (Israel) †	287,100	2,282,445
L&L Acquisition Corp. (3)†(b)	306,000	—
Levy Acquisition Corp. †	1,890,000	18,918,900
New Residential Investment Corp. REIT	951,722	6,357,503
Newcastle Investment Corp. REIT	1,131,338	6,493,880
Nicholas Financial, Inc.	249,906	3,933,520
Parkway Properties, Inc./MD REIT	24,113	465,147
Patriot National Bank ADR (3)†(b)	2,000,000	1,105,800
Prime Acquisition Corp. (China) (2)†	21,209	148,463
Quartet Merger Corp. †	907,200	9,081,072
Quinpario Acquisition Corp. (2)†	1,933,070	18,963,417
ROI Acquisition Corp. II †	882,000	8,334,900
Santa Monica Media Corp. ADR (3)†(b)	15,377	—
Silver Eagle Acquisition Corp. †	1,971,250	18,786,013
Starwood Property Trust, Inc. REIT	265,409	7,351,829
Sterling Financial Corp./WA	114,426	3,899,638
Taylor Capital Group, Inc. †	53	1,409
TCP Capital Corp.	43,044	722,278
Tower Financial Corp.	82,235	2,049,296
Washington Banking Co.	17,779	315,222

		340,439,339

Health Care - 6.0%
Access Pharmaceuticals, Inc. †(a)	228,024	57,006
AdCare Health Systems, Inc. †(a)	24,551	105,569
Algeta ASA (Norway) (2)†	48,705	2,885,553
American Surgical Holdings, Inc. (3)†(b)	15,747	—
Authentidate Holding Corp. †(a)	352,241	472,003
Cangene Corp. (Canada) †	441,554	1,421,619
Celesio AG (Germany) (2)	13,393	424,651
Chimerix, Inc. †	76,520	1,156,217
China Medical Technologies, Inc. ADR (China) (3)†(a)(b)	4,931	49
Cornerstone Therapeutics, Inc. †	64,904	615,939

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	43

Schedule of Investments	December 31, 2013

AQR DIVERSIFIED ARBITRAGE FUND

	SHARES	VALUE (Note 3)
Health Care - 6.0% (continued)
Covidien PLC (Ireland)	236,691	$16,118,657
Ensign Group, Inc./The	52,669	2,331,657
Forest Laboratories, Inc. (3)†(b)	335,833	—
Given Imaging Ltd. (Israel) †	4,287	128,953
Health Management Associates, Inc., Class A †	2,378,936	31,164,062
Hi-Tech Pharmacal Co., Inc. †	192,708	8,361,600
InspireMD, Inc. †	332	817
Life Technologies Corp. †	309,790	23,482,082
Mallinckrodt PLC (Ireland) †	319,919	16,718,967
NeoStem, Inc. †	32,400	220,968
Paladin Labs, Inc. (Canada) †	48,443	5,402,723
Patheon, Inc. (Canada) †	315,327	2,912,081
Patient Safety Technologies, Inc. †	299,066	657,945
Provectus Pharmaceuticals, Inc. †	1,284,362	3,095,312
RXi Pharmaceuticals Corp. †	3,161	9,167
Santarus, Inc. †	403,248	12,887,806
Theravance, Inc. †	379,902	13,543,506
Transcept Pharmaceuticals, Inc. †	122,838	412,736
ViroPharma, Inc. †	336,257	16,762,412
XOMA Corp. †	163,422	1,099,830

		162,449,887

Industrials - 1.3%
Allegion PLC (Ireland) †	281,760	12,450,959
Allied Defense Group, Inc./The (3)†(b)	190,011	11,401
Edwards Group Ltd. ADR (United Kingdom) †	71,179	724,602
Flow International Corp. †	1,453,391	5,871,700
Ingersoll-Rand PLC (Ireland)	112,375	6,922,300
Innotrac Corp. †	665	5,453
Kratos Defense & Security Solutions, Inc. †	67,232	516,342
MergeWorthRx Corp. †	661,925	5,381,450
Pingtan Marine Enterprise Ltd. (China) †	829,474	2,629,432
Premier Alliance Group, Inc. †	91,767	53,225
Sapphire Industry Corp. (3)†(b)	25,025	—
Tufco Technologies, Inc. †	2,613	15,809
US Ecology, Inc.	8,124	302,131
Vitran Corp., Inc. (Canada) †	45,982	297,963

		35,182,767

Information Technology - 3.3%
Anaren, Inc. †	62,175	1,740,278
Compuware Corp.	448,853	5,031,642
Dynamics Research Corp. †	449	5,154
EVERTEC, Inc. (Puerto Rico)	230,210	5,676,979
Facebook, Inc., Class A †	117,000	6,395,220
Leidos Holdings, Inc.	235,202	10,934,541
Lender Processing Services, Inc.	728,055	27,214,696
LSI Corp.	501,234	5,523,599
Orckit Communications Ltd. (Israel) †	15,174	1,669
Performance Technologies, Inc. †	75,652	282,560
Science Applications International Corp.	134,401	4,444,641
SinoHub, Inc. (China) (3)†(b)	190,038	1,900
SouthPeak Interactive Corp. (2)†	1,500,000	6,000
Telestone Technologies Corp. (China) †	115,818	11,582

	SHARES	VALUE (Note 3)
Information Technology - 3.3% (continued)
Tokyo Electron Ltd. (Japan) (2)	228,589	$12,595,876
TTM Technologies, Inc. †	76,141	653,290
Unit4 NV (Netherlands) (2)	139,119	7,342,351
United Online, Inc.	120,489	1,657,929

		89,519,907

Materials - 0.7%
Ainsworth Lumber Co., Ltd. (Canada) †	1,892,304	7,428,485
B2Gold Corp. (Canada) †	80,313	164,823
Cereplast, Inc. †	258,156	1,317
Chaparral Gold Corp. †	460,256	138,651
China GengSheng Minerals, Inc. (China) †	33,531	6,894
Edgewater Exploration Ltd. (Canada) †	417,850	27,536
Energy Fuels, Inc. (Canada) †	14,400	82,557
Lion One Metals Ltd. (Canada) †	740,315	188,171
Mines Management, Inc. †	16,120	9,672
RTI International Metals, Inc. †	97,143	3,323,262
Southern Arc Minerals, Inc. (Canada) †	248,481	11,696
Taminco Corp. †	2,043	41,289
US Silica Holdings, Inc.	176,475	6,019,562
Vale SA ADR (Brazil)	195,535	2,739,445
Zoltek Cos., Inc. †	1,539	25,778

		20,209,138

Telecommunication Services - 2.2%
Cleveland Unlimited ADR (3)†(b)	1	566,977
Level 3 Communications, Inc. †	730,094	24,217,218
NTS, Inc. †	756,002	1,489,324
Sprint Corp. †*	554,399	5,959,789
Telephone & Data Systems, Inc.	42,940	1,106,993
Vodafone Group PLC ADR (United Kingdom)	679,756	26,721,208
XO holdings, Inc. O Shares (3)†(b)	1,366,340	—

		60,061,509

Utilities - 0.1%
UNS Energy Corp.	37,741	2,258,799

TOTAL COMMON STOCKS (cost $867,032,172)		895,067,981

The accompanying notes are an integral part of these financial statements.	(Continued)

44	AQR Funds	Annual Report	December 2013

Schedule of Investments	December 31, 2013

AQR DIVERSIFIED ARBITRAGE FUND

CONVERTIBLE PREFERRED STOCKS - 4.0%			SHARES	VALUE (Note 3)
Consumer Discretionary - 1.2%
Goodyear Tire & Rubber Co./The, $50.00 par, 5.875%, 04/01/14			128,800	$8,610,280
Sealy Corp., $25.00 par, 8.000%, 07/15/16 (3)†(b)(c)			299,636	23,671,244

				32,281,524

Consumer Staples - 0.2%
Bunge Ltd., Perpetual Preferred Stock (Bermuda), $100.00 par, 4.875%, 03/01/14 †(d)			8,900	957,195
Post Holdings, Inc., Perpetual Preferred Stock 144A, $100.00 par, 2.500%, 02/15/14 (2)†(d)(e)			45,872	4,567,131
Universal Corp., Perpetual Preferred Stock, $1,000.00 par, 6.750%, 03/15/18 (d)			700	871,367

				6,395,693

Energy - 0.8%
Chesapeake Energy Corp., Perpetual Preferred Stock 144A, $1,000.00 par, 5.750%, 02/17/14 (2)(d)(e)			1,475	1,721,141
Nabors Completion & Production Services Co., Perpetual Preferred Stock, Series A, $1,000.00 par, 4.000%, 12/01/13 (3)†(b)(d)			1,169	1,063,790
Sanchez Energy Corp., Perpetual Preferred Stock, Series A 144A, $50.00 par, 4.875%, 01/02/14 (2)(d)(e)			313,300	19,502,925

				22,287,856

Financials - 0.1%
iStar Financial, Inc., Perpetual Preferred Stock, Series J, $50.00 par, 4.500%, 03/15/18 (2)†(d)			50,625	3,138,750

Industrials - 0.1%
Genesee & Wyoming, Inc., $100.00 par, 5.000%, 10/01/15			13,325	1,712,262
Stanley Black & Decker, Inc., $100.00 par, 6.250%, 11/17/16 †			17,725	1,829,220
Timberjack Corp. ADR, $188,000.00 par, 8.000%, 09/30/13 (3)†(b)			188,000	814

				3,542,296

Utilities - 1.6%
Dominion Resources, Inc., Series A, $49.00 par, 6.125%, 04/01/16			189,625	10,262,505
Dominion Resources, Inc., Series B, $49.00 par, 6.000%, 07/01/16			228,125	12,366,656
NextEra Energy, Inc., $50.00 par, 5.799%, 09/01/16 †			270,700	13,581,019
NextEra Energy, Inc., $50.00 par, 5.599%, 06/01/15			43,925	2,525,688
PPL Corp., $50.00 par, 8.750%, 05/01/14			56,825	3,004,906

				41,740,774

TOTAL CONVERTIBLE PREFERRED STOCKS (cost $105,567,423)				109,386,893

CORPORATE BONDS - 14.5%	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’S)
Communications - 0.3%
Interactive Network, Inc./FriendFinder Networks, Inc. (3)(b)(e)(f)	11.500%	04/30/14	$3,071	537,505
Interactive Network, Inc./FriendFinder Networks, Inc. (2)(f)	14.000%	09/30/14	775	844,899
WCP Wireless Site Funding/WCP Wireless Site RE Funding/WCP Wireless Site Non 144A (2)(e)	6.829%	11/15/15	3,325	3,513,497
WCP Wireless Site Funding/WCP Wireless Site RE Funding/WCP Wireless Site Non 144A (2)(e)	9.247%	11/15/15	3,000	3,120,231

				8,016,132

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	45

Schedule of Investments	December 31, 2013

AQR DIVERSIFIED ARBITRAGE FUND

	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’S)		VALUE (Note 3)
Consumer Discretionary - 3.0%
American Axle & Manufacturing, Inc. (2)(a)	6.250%	03/15/21		$1,525	$1,620,312
Baker & Taylor Acquisitions Corp. 144A (2)(e)	15.000%	04/01/17		3,027	2,572,950
Brookstone Co., Inc. 144A (2)(e)	13.000%	10/15/14		516	389,580
Clear Channel Communications, Inc. (2)(a)	4.900%	05/15/15		4,100	3,936,000
Empire Today LLC/Empire Today Finance Corp. 144A (2)(e)	11.375%	02/01/17		3,250	3,233,750
Exide Technologies (2)(f)	8.625%	02/01/18		12,425	8,883,875
Icahn Enterprises LP/Icahn Enterprises Finance Corp. (2)	7.750%	01/15/16		16,875	17,212,500
Icahn Enterprises LP/Icahn Enterprises Finance Corp. (2)	8.000%	01/15/18		4,530	4,711,200
IDQ Holdings, Inc. 144A (2)(e)	11.500%	04/01/17		4,325	4,498,000
Jaguar Land Rover Automotive PLC 144A (United Kingdom) (2)(e)	4.125%	12/15/18		400	402,500
JC Penney Corp., Inc., Series A MTN (2)	6.875%	10/15/15		4,650	4,254,750
Landry’s, Inc. 144A (2)(e)	9.375%	05/01/20		7,356	8,018,040
MGM Resorts International (2)	5.250%	03/31/20		6,475	6,426,438
Michaels Stores, Inc. 144A (2)(e)	5.875%	12/15/20		400	402,000
Roust Trading Ltd., Series AI (Bermuda) (2)(g)	10.000%	05/31/16		780	678,357
rue21, Inc. 144A (2)(e)	9.000%	10/15/21		21,025	15,243,125

					82,483,377

Consumer Staples - 0.7%
North Atlantic Trading Co., Inc. (3)(b)(e)	11.500%	07/15/16		13,550	14,701,750
North Atlantic Trading Co., Inc. 144A (2)(e)(h)	19.000%	01/15/17		2,163	2,466,048
US Foods, Inc. (2)	8.500%	06/30/19		2,658	2,910,510

					20,078,308

Energy - 3.2%
Arch Coal, Inc. 144A (2)(e)	8.000%	01/15/19		2,875	2,867,812
ATP Oil & Gas Corp. (2)(f)	11.875%	05/01/15		4,025	20,125
Black Elk Energy Offshore Operations LLC/Black Elk Finance Corp. (2)	13.750%	12/01/15		5,800	4,843,000
Copano Energy LLC/Copano Energy Finance Corp. (2)	7.125%	04/01/21		373	429,828
EOAL Cyprus Holdings Ltd. (3)(b)	0.200%	06/22/14		238	2,385
EOAL Cyprus Holdings Ltd. (3)(b)	20.000%	06/22/14		400	5,997
EOAL Cyprus Holdings Ltd. (Cyprus) (3)(b)(f)	15.000%	07/15/15		4,100	41
Forest Oil Corp. (2)	7.250%	06/15/19		2,205	2,147,119
Global Rig Co. ASA (Norway) (3)(b)	13.000%	06/09/15		2,787	2,946,898
Golden Close Maritime Corp. Ltd. MTN (Bermuda) (3)(b)	11.000%	12/09/15		2,139	2,245,516
Green Field Energy Services, Inc. 144A (2)(e)(f)	13.250%	11/15/16		2,073	352,410
Harvest Natural Resources, Inc., Series AI (2)	11.000%	10/11/14		5,975	5,945,125
IronGate Energy Services LLC 144A (2)(e)	11.000%	07/01/18		6,200	6,014,000
Oil States International, Inc. (2)	5.125%	01/15/23		25,850	29,145,875
Panoro Energy ASA (Norway) (3)(b)(e)	12.000%	11/15/18		1,840	1,941,200
Plains Exploration & Production Co. (2)(a)	6.875%	02/15/23		7,775	8,669,125
Ship Finance International Ltd. 144A (Bermuda) (2)(e)()	5.690%	04/07/14	NOK	51,000	8,408,479
Sidewinder Drilling, Inc. 144A (2)(a)(e)	9.750%	11/15/19		$3,750	3,300,000
Songa Offshore (Cyprus) (3)(b)(i)	9.460%	06/11/15	NOK	25,500	3,888,926
Songa Offshore (Cyprus) (3)(b)(i)	11.760%	11/17/16		15,000	2,473,085

					85,646,946

Financials - 3.4%
BPA Laboratories, Inc. (3)(b)(e)	12.250%	04/01/17		$5,875	5,963,125
CFG Holdings Ltd./CFG Finance LLC 144A (Cayman Islands) (2)(a)(e)	11.500%	11/15/19		6,412	6,796,720
Creditcorp 144A (2)(e)	12.000%	07/15/18		8,400	8,316,000
Emigrant Bancorp, Inc. 144A (2)(a)(e)	6.250%	06/15/14		3,450	3,496,323
Global Investments Group Finance Ltd. (Virgin Islands, British) (3)(b)	11.000%	09/24/17		2,200	2,079,000
Highclere Holdings Ltd. (Cayman Islands) (2)	0.000%	02/26/15		1,627	1,512,943
ING Capital Funding Trust III, Perpetual Bond, Series 9 (2)(a)(d)(i)	3.847%	03/31/14		3,875	3,860,469
Jasper Explorer PLC (Cyprus) (3)(b)	13.500%	05/27/16		6,000	5,580,000

The accompanying notes are an integral part of these financial statements.	(Continued)

46	AQR Funds	Annual Report	December 2013

Schedule of Investments	December 31, 2013

AQR DIVERSIFIED ARBITRAGE FUND

	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’S)		VALUE (Note 3)
Financials - 3.4% (continued)
Kistefos AS (Norway) (3)(b)(i)	11.190%	07/03/15	NOK	72,500	$12,550,904
Lehman Brothers Holdings, Inc. MTN (2)†(f)	5.625%	01/24/16		$33,650	7,150,625
MBIA Insurance Corp. 144A (2)(e)(i)	11.504%	01/15/33		3,925	2,963,375
National Money Mart Co. (Canada) (2)	10.375%	12/15/16		12,625	12,814,375
Opal Acquisition, Inc. 144A (2)(e)	8.875%	12/15/21		11,100	11,044,500
Synovus Financial Corp. (2)(a)	5.125%	06/15/17		1,375	1,419,687
Washington Mutual Bank/Debt not acquired by JPMorgan, Bank Note (2)(f)	0.000%	05/01/09		27,750	7,735,313

					93,283,359

Health Care - 0.4%
Education Management LLC/Education Management Finance Corp. (2)(g)	15.000%	07/01/18		9,251	10,036,792
KV Pharmaceutical Co. (3)(b)	12.000%	03/15/15		8,175	—
Rotech Healthcare, Inc. (3)(b)(f)	10.500%	03/15/18		610	167,213

					10,204,005

Industrials - 1.4%
American Airlines, Inc. 144A (2)†(e)(f)	7.500%	03/15/16		10,150	10,530,625
American Piping Products, Inc. 144A (2)(a)(e)	12.875%	11/15/17		1,975	1,925,625
Bluewater Holding BV (Netherlands) (3)(b)(i)	3.244%	07/17/14		4,200	4,246,200
BOA OCV AS (Norway) (3)(b)(i)	7.180%	04/27/16	NOK	16,031	2,729,010
Darling Escrow Corp. 144A (2)(e)	5.375%	01/15/22		$400	403,000
Edgen Murray Corp. 144A (2)(e)	8.750%	11/01/20		6,925	7,929,125
Harland Clarke Holdings Corp. (3)(b)	9.500%	05/15/15		1,858	1,867,290
Kenan Advantage Group, Inc./The 144A (3)(b)(e)	8.375%	12/15/18		400	421,000
Tempel Steel Co. 144A (2)(e)	12.000%	08/15/16		5,625	5,428,125
United Continental Holdings, Inc. (3)(b)	6.860%	04/22/14		269	268,995
Western Express, Inc. 144A (2)(e)	12.500%	04/15/15		2,300	1,449,000

					37,197,995

Information Technology - 0.3%
Alcatel-Lucent USA, Inc. 144A (2)(a)(e)	4.625%	07/01/17		400	400,500
Pegasus Solutions, Inc. 144A (3)(b)(e)(h)	13.000%	04/15/14		4,291	3,991,076
SouthPeak Interactive Corp. (3)(b)(f)	29.000%	12/31/14		1,091	104,546
SunEdison, Inc. (2)	7.750%	04/01/19		4,145	4,445,513

					8,941,635

Materials - 0.2%
ArcelorMittal (Luxembourg) (2)	4.250%	02/25/15		975	1,001,812
ArcelorMittal (Luxembourg) (2)	4.250%	08/05/15		2,575	2,665,125
ArcelorMittal (Luxembourg) (2)	9.500%	02/15/15		775	841,844
Northland Resources AB (Sweden) (2)	4.000%	10/15/20		895	80,566

					4,589,347

Telecommunication Services - 1.0%
Cricket Communications, Inc. (2)	7.750%	10/15/20		9,925	11,314,500
Sprint Corp. 144A (2)(e)	7.125%	06/15/24		4,625	4,694,375
Virgin Media Finance PLC (United Kingdom) (2)(a)	4.875%	02/15/22		11,400	9,918,000

					25,926,875

Utilities - 0.6%
Atlantic Offshore AS (Norway) (3)(b)(i)	11.650%	06/27/15	NOK	12,000	2,077,391
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 144A (2)(e)	10.000%	12/01/20		$12,600	13,356,000

					15,433,391

TOTAL CORPORATE BONDS (cost $405,165,759)					391,801,370

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	47

Schedule of Investments	December 31, 2013

AQR DIVERSIFIED ARBITRAGE FUND

CONVERTIBLE BONDS - 17.7%	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’S)		VALUE (Note 3)
Consumer Discretionary - 2.1%
JAKKS Pacific, Inc. 144A (2)(a)(e)	4.250%	08/01/18		$5,775	$5,540,391
M/I Homes, Inc. (2)	3.000%	03/01/18		1,800	1,993,500
M/I Homes, Inc. (2)	3.250%	09/15/17		2,300	2,991,437
Meritage Homes Corp. (2)	1.875%	09/15/32		2,475	2,773,547
MGM Resorts International (2)	4.250%	04/15/15		5,250	7,218,750
Palm Harbor Homes, Inc. (3)(b)(f)	3.250%	05/15/24		70	3,220
Standard Pacific Corp. (2)(a)	1.250%	08/01/32		7,000	9,266,250
Tesla Motors, Inc. (2)	1.500%	06/01/18		9,125	12,626,719
TUI AG (Germany) (2)	5.500%	11/17/14		8,558	14,152,377

					56,566,191

Consumer Staples - 0.8%
Vector Group Ltd. (2)(i)	2.500%	01/15/19		10,950	12,897,687
Vector Group Ltd. (2)(i)	3.750%	11/15/14		6,504	8,365,770

					21,263,457

Energy - 0.8%
Alpha Natural Resources, Inc. (2)	3.750%	12/15/17		2,400	2,488,500
Alpha Natural Resources, Inc. (2)	4.875%	12/15/20		800	863,000
Cal Dive International, Inc. 144A (2)(e)	5.000%	07/15/17		2,275	2,404,391
Petrominerales Ltd. (Canada) (3)(b)	3.250%	06/12/17		3,200	3,168,000
Petrominerales Ltd., Series PMG (Canada) (3)(b)	2.625%	08/25/16		2,500	2,475,000
Polarcus Ltd. (Norway) (2)	2.875%	04/27/16		400	384,680
Vantage Drilling Co. (Cayman Islands) (2)	7.875%	09/01/42		4,625	5,434,375
Vantage Drilling Co. 144A (Cayman Islands) (2)(e)	5.500%	07/15/43		1,775	1,908,125
ZaZa Energy Corp. 144A (2)(a)(e)	9.000%	08/01/17		3,550	2,840,000

					21,966,071

Financials - 4.3%
American Equity Investment Life Holding Co. 144A (2)(e)	5.250%	12/06/29		5,600	15,561,000
American Realty Capital Properties, Inc. (2)(a)	3.000%	08/01/18		10,700	10,693,312
AV Homes, Inc. (2)	7.500%	02/15/16		5,900	6,917,750
AV Homes, Inc. (2)	7.500%	02/15/16		200	211,500
E*TRADE Financial Corp., Series A (2)	0.000%	08/31/19		1,775	3,365,844
Encore Capital Group, Inc. 144A (2)(e)	3.000%	07/01/20		1,300	1,633,937
Extra Space Storage LP 144A (2)(e)	2.375%	07/01/33		2,675	2,680,016
Gain Capital Holdings, Inc. 144A (2)(a)(e)	4.125%	12/01/18		1,175	1,093,484
iStar Financial, Inc. (2)	3.000%	11/15/16		2,800	3,822,000
KCAP Financial, Inc. (2)	8.750%	03/15/16		4,000	4,465,000
Meadowbrook Insurance Group, Inc. 144A (2)(e)	5.000%	03/15/20		2,575	2,649,031
MF Global Holdings Ltd. (2)(f)	3.375%	08/01/18		2,750	1,292,500
MGIC Investment Corp. (2)	2.000%	04/01/20		5,225	7,210,500
MGIC Investment Corp. (2)	5.000%	05/01/17		9,675	10,932,750
NorthStar Realty Finance LP 144A (2)(e)	5.375%	06/15/33		300	411,750
Radian Group, Inc. (2)(a)	2.250%	03/01/19		7,650	11,216,812
Resource Capital Corp. (2)	6.000%	12/01/18		1,350	1,347,469
TICC Capital Corp. 144A (2)(e)	7.500%	11/01/17		3,550	3,820,688
Volkswagen International Finance NV 144A (Netherlands) (2)(e)	5.500%	11/09/15	EUR	13,500	23,060,791
ZAIS Financial Corp. 144A (2)(e)	8.000%	11/15/16		$3,400	3,388,134

					115,774,268

Health Care - 3.9%
Accuray, Inc. 144A (2)(e)	3.500%	02/01/18		3,025	5,131,156
Adcare Health Systems, Inc. (3)(b)	12.000%	08/29/14		1,450	1,696,694
Albany Molecular Research, Inc. 144A (2)(e)	2.250%	11/15/18		1,525	1,410,625
Exelixis, Inc. (2)	4.250%	08/15/19		3,350	4,101,656
Gilead Sciences, Inc., Series D (2)	1.625%	05/01/16		25,075	82,700,485

The accompanying notes are an integral part of these financial statements.	(Continued)

48	AQR Funds	Annual Report	December 2013

Schedule of Investments	December 31, 2013

AQR DIVERSIFIED ARBITRAGE FUND

	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’S)		VALUE (Note 3)
Health Care - 3.9% (continued)
Healthways, Inc. 144A (2)(e)	1.500%	07/01/18		$2,000	$1,982,500
MannKind Corp. (2)	5.750%	08/15/15		1,540	1,615,075
Orexigen Therapeutics, Inc. 144A (2)(a)(e)	2.750%	12/01/20		1,200	1,172,250
Sequenom, Inc. (2)(a)	5.000%	10/01/17		2,825	2,445,391
Spectrum Pharmaceuticals, Inc. 144A (2)(e)	2.750%	12/15/18		1,475	1,524,781
Theravance, Inc. (2)	2.125%	01/15/23		1,600	2,326,000

					106,106,613

Industrials - 1.2%
Aegean Marine Petroleum Network, Inc. (Marshall Islands) (2)(a)	4.000%	11/01/18		1,000	1,050,000
China Linen Textile Industry Ltd. (Cayman Islands) (3)(b)(f)	7.500%	12/31/14		1,850	—
FuelCell Energy, Inc. (2)	8.000%	06/15/18		1,875	2,156,250
JetBlue Airways Corp., Series A-C (2)	6.750%	10/15/39		4,000	7,182,500
L-3 Communications Holdings, Inc. (2)(a)	3.000%	08/01/35		4,700	5,660,563
Layne Christensen Co. 144A (2)(e)	4.250%	11/15/18		1,700	1,696,813
Lufthansa Malta Blues LP, Series JBLU 144A (Malta) (2)(e)	0.750%	04/05/17	EUR	2,800	5,159,700
MasTec, Inc. (2)	4.000%	06/15/14		$2,125	4,418,672
MasTec, Inc. (2)	4.250%	12/15/14		2,400	5,140,500

					32,464,998

Information Technology - 4.3%
Blucora, Inc. 144A (2)(e)	4.250%	04/01/19		1,675	2,473,766
Ciena Corp. 144A (2)(e)	3.750%	10/15/18		12,025	17,323,516
Finisar Corp. 144A (2)(e)	0.500%	12/15/33		2,575	2,663,516
GT Advanced Technologies, Inc. (2)(a)	3.000%	10/01/17		3,325	4,557,328
Micron Technology, Inc. (2)	2.375%	05/01/32		1,375	3,180,547
Micron Technology, Inc. (2)	3.125%	05/01/32		7,204	16,402,607
NVIDIA Corp. 144A (2)(a)(e)	1.000%	12/01/18		3,700	3,787,875
Powerwave Technologies, Inc. (3)(b)(f)	3.875%	10/01/27		4,104	20,520
Quantum Corp. (2)	4.500%	11/15/17		1,650	1,681,969
Rambus, Inc. 144A (2)(e)	1.125%	08/15/18		5,600	5,869,500
Salesforce.com, Inc. 144A (2)(e)	0.250%	04/01/18		2,375	2,581,328
SanDisk Corp. (2)	1.500%	08/15/17		12,375	18,237,656
SouthPeak Interactive Corp. (3)(b)(f)	10.000%	12/31/14		2,500	239,510
SunEdison, Inc. 144A (2)(e)	2.000%	10/01/18		3,575	4,008,469
SunEdison, Inc. 144A (2)(e)	2.750%	01/01/21		1,625	1,810,859
Web.com Group, Inc. (2)	1.000%	08/15/18		10,925	12,263,312
WebMD Health Corp. 144A (2)(a)(e)	1.500%	12/01/20		6,025	5,908,266
Yahoo!, Inc. 144A (2)(a)(e)	0.000%	12/01/18		13,825	14,282,953

					117,293,497

Materials - 0.2%
Cereplast, Inc. (3)(b)(f)	7.000%	06/01/16		3,516	232,476
Jaguar Mining, Inc. (2)(f)	5.500%	03/31/16		500	40,000
ShengdaTech, Inc. (3)(b)(e)(f)	6.000%	06/01/18		300	3,000
ShengdaTech, Inc. (3)(b)(e)(f)	6.500%	12/15/15		1,200	12,000
Silver Standard Resources, Inc. 144A (Canada) (2)(e)	2.875%	02/01/33		750	585,938
Stillwater Mining Co. (2)	1.750%	10/15/32		4,825	5,410,031

					6,283,445

Telecommunication Services - 0.1%
Level 3 Communications, Inc., Series B (2)	7.000%	03/15/15		1,280	1,744,000

TOTAL CONVERTIBLE BONDS (cost $432,363,683)					479,462,540

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	49

Schedule of Investments	December 31, 2013

AQR DIVERSIFIED ARBITRAGE FUND

LOAN PARTICIPATIONS - 0.6%	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’S)	VALUE (Note 3)
Consumer Discretionary - 0.3%
Dex Media West, Inc. (2)(i)	8.00%	12/30/16	$1,551	$1,209,695
Exide Technologies (2)	9.00%	10/09/14	3,504	3,556,975
RH Donnelley, Inc. (2)(i)	9.75%	12/31/16	3,731	2,258,739

				7,025,409

Energy - 0.1%
Overseas Shipholding Group, Inc. (2)	0.00%	04/22/15	3,974	3,908,260

Financials - 0.2%
J.G. Wentworth LLC (2)	7.00%	02/08/19	1,876	1,894,936
Liquidnet Holdings, Inc. (3)(b)	9.25%	05/08/17	3,850	3,792,250

				5,687,186

TOTAL LOAN PARTICIPATIONS (cost $17,080,914)				16,620,855

CLOSED END FUNDS - 4.6%	SHARES	VALUE (Note 3)
Aberdeen Global Income Fund, Inc.	18,732	$194,251
Advent Claymore Convertible Securities and Income Fund (a)	22,477	416,499
Advent Claymore Convertible Securities and Income Fund II (a)	167,224	1,217,391
Advent Claymore Enhanced Growth & Income Fund (a)	60,138	609,198
Alliance California Municipal Income Fund, Inc. (a)	14,103	171,069
AllianceBernstein National Municipal Income Fund, Inc. (a)	8,738	109,487
Alpine Global Premier Properties Fund (a)	11,386	81,865
Avenue Income Credit Strategies Fund	3,813	67,033
Babson Capital Global Short Duration High Yield Fund	863	19,953
BlackRock Build America Bond Trust	70,947	1,358,635
BlackRock California Municipal Income Trust (a)	3,485	47,675
BlackRock Core Bond Trust	172,266	2,218,786
BlackRock Corporate High Yield Fund VI, Inc.	27,006	328,663
BlackRock Credit Allocation Income Trust (2)	616,439	8,050,693
BlackRock EcoSolutions Investment Trust (a)	5,628	44,124
BlackRock Energy and Resources Trust (a)	50,593	1,229,410
BlackRock Enhanced Capital and Income Fund, Inc. (a)	141,827	1,938,775
BlackRock Enhanced Equity Dividend Trust (a)	736,424	5,847,207
BlackRock Global Opportunities Equity Trust (a)	390,031	5,834,864
BlackRock Income Opportunity Trust, Inc.	229,805	2,229,108
BlackRock International Growth and Income Trust (a)	452,158	3,676,045

CLOSED END FUNDS - 4.6% (continued)	SHARES	VALUE (Note 3)
BlackRock Long-Term Municipal Advantage Trust (a)	8,246	$84,109
BlackRock Muni Intermediate Duration Fund, Inc.	19,434	270,133
BlackRock MuniAssets Fund, Inc.	26,790	309,424
BlackRock Municipal Bond Trust (a)	1,836	25,172
BlackRock Municipal Income Investment Quality Trust (a)	13,960	179,665
BlackRock Municipal Income Quality Trust (a)	9,479	120,194
BlackRock Municipal Target Term Trust	52,449	897,927
BlackRock MuniEnhanced Fund, Inc.	5,694	59,218
BlackRock MuniHoldings California Quality Fund, Inc.	28,901	382,071
BlackRock MuniHoldings Investment Quality Fund	25,525	319,573
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	15,278	200,447
BlackRock MuniHoldings New York Quality Fund, Inc.	4,298	53,682
BlackRock MuniHoldings Quality Fund II, Inc.	8,407	101,641
BlackRock MuniHoldings Quality Fund, Inc.	21,250	252,025
BlackRock MuniYield California Fund, Inc.	4,629	63,788
BlackRock MuniYield California Quality Fund, Inc.	20,005	272,868
BlackRock MuniYield Investment Quality Fund	11,818	144,416
BlackRock MuniYield Michigan Quality Fund II, Inc.	22,109	254,032
BlackRock MuniYield Michigan Quality Fund, Inc.	29,712	370,212
BlackRock MuniYield New Jersey Fund, Inc.	8,500	116,110

The accompanying notes are an integral part of these financial statements.	(Continued)

50	AQR Funds	Annual Report	December 2013

Schedule of Investments	December 31, 2013

AQR DIVERSIFIED ARBITRAGE FUND

CLOSED END FUNDS - 4.6% (continued)	SHARES	VALUE (Note 3)
BlackRock MuniYield New Jersey Quality Fund, Inc.	5,373	$69,688
BlackRock MuniYield New York Quality Fund, Inc. (a)	3,526	42,594
BlackRock MuniYield Pennsylvania Quality Fund (a)	13,606	174,293
BlackRock MuniYield Quality Fund II, Inc.	8,323	97,213
BlackRock MuniYield Quality Fund III, Inc.	23,280	294,725
BlackRock Real Asset Equity Trust (a)	105,057	915,046
BlackRock Resources & Commodities Strategy Trust	192,900	2,235,711
Calamos Convertible and High Income Fund	61,809	799,190
CBRE Clarion Global Real Estate Income Fund	145,590	1,153,073
Central Securities Corp.	61,049	1,321,711
Clough Global Equity Fund	8,692	136,551
Cohen & Steers Closed-End Opportunity Fund, Inc.	29,581	371,833
Cohen & Steers Dividend Majors Fund, Inc.	19,149	279,192
Cohen & Steers Limited Duration Preferred and Income Fund, Inc.	19,739	446,496
Cohen & Steers Quality Income Realty Fund, Inc.	74,101	702,477
Cohen & Steers REIT and Preferred Income Fund, Inc.	77,353	1,214,442
Cohen & Steers Select Preferred and Income Fund, Inc.	20,150	497,503
Columbia Seligman Premium Technology Growth Fund, Inc.	330	4,749
Cushing Renaissance Fund/The	500	12,520
Cutwater Select Income Fund	23,034	421,753
Delaware Investments Minnesota Municipal Income Fund II, Inc.	6,705	82,404
Dreyfus Municipal Income, Inc.	992	8,392
DTF Tax-Free Income, Inc.	8,332	116,815
Duff & Phelps Utility and Corporate Bond Trust, Inc.	32,797	328,954
DWS High Income Opportunities Fund, Inc.	38,843	559,339
DWS High Income Trust	978	8,939
Eaton Vance California Municipal Bond Fund	38,602	394,126
Eaton Vance Enhanced Equity Income Fund	57,990	753,870
Eaton Vance Enhanced Equity Income Fund II	75,021	974,523
Eaton Vance Limited Duration Income Fund	6,658	101,867
Eaton Vance Municipal Bond Fund	34,709	392,212
Eaton Vance Municipal Bond Fund II	11,276	124,036
Eaton Vance National Municipal Opportunities Trust	34,889	644,051
Eaton Vance New York Municipal Bond Fund	22,631	256,183

CLOSED END FUNDS - 4.6% (continued)	SHARES	VALUE (Note 3)
Eaton Vance Risk-Managed Diversified Equity Income Fund	320,873	$3,616,239
Eaton Vance Short Duration Diversified Income Fund	15,380	234,853
Eaton Vance Tax Managed Global Buy Write Opportunities Fund	143,482	1,736,132
Eaton Vance Tax-Advantaged Bond and Options Strategies Fund	11,429	162,292
Eaton Vance Tax-Advantaged Dividend Income Fund	34,380	653,908
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	7,172	175,714
Eaton Vance Tax-Managed Buy-Write Income Fund	9,425	140,338
Eaton Vance Tax-Managed Diversified Equity Income Fund	202,984	2,216,585
Eaton Vance Tax-Managed Global Diversified Equity Income Fund	252,323	2,523,230
Ellsworth Fund Ltd.	27,901	228,509
First Opportunity Fund, Inc.	26,699	238,689
First Trust Aberdeen Emerging Opportunity Fund	1,612	29,097
First Trust Aberdeen Global Opportunity Income Fund	35,931	504,831
First Trust Enhanced Equity Income Fund	41,543	553,353
First Trust High Income Long/Short Fund	37,316	642,582
First Trust Strategic High Income Fund II	7,820	125,511
Flaherty & Crumrine Preferred Securities Income Fund, Inc.	679	11,882
Flaherty & Crumrine Total Return Fund, Inc.	919	17,066
Fort Dearborn Income Securities, Inc.	20,487	282,721
Franklin Templeton Limited Duration Income Trust	8,652	112,389
GAMCO Global Gold Natural Resources & Income Trust by Gabelli	800	7,216
GAMCO Natural Resources Gold & Income Trust by Gabelli	1,471	14,739
Guggenheim Build America Bonds Managed Duration Trust	10,130	200,777
ING Global Advantage and Premium Opportunity Fund	8,710	102,430
ING Global Equity Dividend & Premium Opportunity Fund	91,302	817,153
ING Infrastructure Industrials and Materials Fund	8,145	139,442
ING Risk Managed Natural Resources Fund	41,808	410,136
Invesco Advantage Municipal Income Trust II	46,870	493,072
Invesco Bond Fund	63,088	1,116,027
Invesco California Value Municipal Income Trust	32,304	368,266
Invesco Dynamic Credit Opportunities Fund	31,301	403,783

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	51

Schedule of Investments	December 31, 2013

AQR DIVERSIFIED ARBITRAGE FUND

CLOSED END FUNDS - 4.6% (continued)	SHARES	VALUE (Note 3)
Invesco Municipal Income Opportunities Trust	48,940	$303,428
Invesco Municipal Opportunity Trust	85,728	1,003,875
Invesco Municipal Trust	68,223	790,705
Invesco Pennsylvania Value Municipal Income Trust	10,359	125,758
Invesco Quality Municipal Income Trust	45,080	501,290
Invesco Trust for Investment Grade Municipals	60,708	739,423
Invesco Value Municipal Income Trust	30,029	405,391
John Hancock Hedged Equity & Income Fund	40,762	695,807
John Hancock Income Securities Trust	11,824	169,083
John Hancock Premium Dividend Fund	107,299	1,244,668
John Hancock Tax-Advantaged Dividend Income Fund	69,341	1,263,393
Lazard Global Total Return and Income Fund, Inc.	7,525	132,590
LMP Corporate Loan Fund, Inc.	7,657	93,645
LMP Real Estate Income Fund, Inc.	11,336	114,040
Macquarie Global Infrastructure Total Return Fund, Inc.	8,991	198,701
Madison Covered Call & Equity Strategy Fund	71,216	581,835
MainStay DefinedTerm Municipal Opportunities Fund	10,946	172,618
MFS Investment Grade Municipal Trust	4,511	38,840
MFS Municipal Income Trust	13,103	81,894
Montgomery Street Income Securities, Inc.	14,004	217,622
Morgan Stanley Emerging Markets Fund, Inc.	14,829	229,553
Morgan Stanley Income Securities, Inc.	45,425	764,503
Neuberger Berman High Yield Strategies Fund, Inc.	3,864	51,237
New America High Income Fund, Inc./The	7,296	70,406
Nuveen AMT-Free Municipal Income Fund	100,887	1,214,679
Nuveen AMT-Free Municipal Value Fund	446	6,779
Nuveen Arizona Premium Income Municipal Fund	18,114	219,179
Nuveen Build America Bond Opportunity Fund	15,982	310,530
Nuveen Build American Bond Term Fund	48,414	892,754
Nuveen California AMT-Free Municipal Income Fund	57,957	705,337
Nuveen California Dividend Advantage Municipal Fund	14,985	192,557
Nuveen California Dividend Advantage Municipal Fund 2	12,540	158,255

CLOSED END FUNDS - 4.6% (continued)	SHARES	VALUE (Note 3)
Nuveen California Dividend Advantage Municipal Fund 3	23,580	$269,284
Nuveen California Investment Quality Municipal Fund	2,983	39,316
Nuveen California Municipal Market Opportunity Fund, Inc.	46	624
Nuveen California Performance Plus Municipal Fund, Inc.	661	8,798
Nuveen Connecticut Premium Income Municipal Fund	23,052	267,403
Nuveen Credit Strategies Income Fund	53,939	524,826
Nuveen Diversified Dividend & Income Fund	28,375	319,786
Nuveen Dividend Advantage Municipal Fund	67,690	852,217
Nuveen Dividend Advantage Municipal Fund 2	53,928	684,346
Nuveen Dividend Advantage Municipal Fund 3	94,193	1,163,284
Nuveen Dividend Advantage Municipal Income Fund	69,110	865,257
Nuveen Enhanced Municipal Value Fund	2,923	37,882
Nuveen Equity Premium Advantage Fund	42,380	535,683
Nuveen Equity Premium and Growth Fund	2,083	29,412
Nuveen Equity Premium Income Fund	19,820	248,741
Nuveen Floating Rate Income Opportunity Fund	6,919	84,273
Nuveen Georgia Dividend Advantage Municipal Fund 2	13,243	155,605
Nuveen Global Value Opportunities Fund	45,059	593,427
Nuveen Intermediate Duration Municipal Term Fund	80,135	922,354
Nuveen Investment Quality Municipal Fund, Inc.	22,521	304,709
Nuveen Maryland Premium Income Municipal Fund	42,448	506,405
Nuveen Municipal Advantage Fund, Inc.	90,749	1,103,508
Nuveen Municipal Market Opportunity Fund, Inc.	79,057	948,684
Nuveen Municipal Opportunity Fund, Inc.	99,967	1,321,564
Nuveen New Jersey Investment Quality Municipal Fund, Inc.	19,553	252,038
Nuveen New Jersey Premium Income Municipal Fund, Inc.	7,497	97,911
Nuveen New York AMT-Free Municipal Income Fund	79,689	978,581
Nuveen New York Dividend Advantage Municipal Fund	11,574	146,990
Nuveen New York Municipal Value Fund, Inc.	5,408	47,374
Nuveen New York Performance Plus Municipal Fund, Inc.	9,979	132,820

The accompanying notes are an integral part of these financial statements.	(Continued)

52	AQR Funds	Annual Report	December 2013

Schedule of Investments	December 31, 2013

AQR DIVERSIFIED ARBITRAGE FUND

CLOSED END FUNDS - 4.6% (continued)	SHARES	VALUE (Note 3)
Nuveen North Carolina Premium Income Municipal Fund	27,370	327,345
Nuveen Ohio Quality Income Municipal Fund	7,468	103,955
Nuveen Pennsylvania Investment Quality Municipal Fund	18,860	232,732
Nuveen Pennsylvania Premium Income Municipal Fund 2	17,892	212,736
Nuveen Performance Plus Municipal Fund, Inc.	49,793	673,699
Nuveen Preferred & Income Term Fund	7,977	176,052
Nuveen Preferred Income Opportunities Fund	139,985	1,241,667
Nuveen Premier Municipal Income Fund, Inc.	23,748	293,763
Nuveen Premium Income Municipal Fund 2	125,005	1,568,813
Nuveen Premium Income Municipal Fund 4, Inc.	29,574	358,733
Nuveen Premium Income Municipal Fund, Inc.	79,054	974,736
Nuveen Quality Income Municipal Fund, Inc.	114,285	1,399,991
Nuveen Quality Municipal Fund, Inc.	60,395	729,572
Nuveen Quality Preferred Income Fund	164,529	1,265,228
Nuveen Quality Preferred Income Fund II	383,384	3,120,746
Nuveen Quality Preferred Income Fund III	58,731	461,038
Nuveen Select Quality Municipal Fund	56,452	700,005
Nuveen Select Tax Free	2,203	28,397
Nuveen Select Tax Free 2	2,262	27,958
Nuveen Senior Income Fund	2,162	15,415
Nuveen Tax-Advantaged Dividend Growth Fund	5,332	83,499
Nuveen Texas Quality Income Municipal Fund	3,550	45,475
Nuveen Virginia Premium Income Municipal Fund	13,905	164,079
Petroleum & Resources Corp.	71,800	1,965,884
Prudential Global Short Duration High Yield Fund, Inc.	8,316	144,283
Putnam High Income Securities Fund	36,012	297,459
Putnam Managed Municipal Income Trust	47,112	312,824
Putnam Municipal Opportunities Trust	67,030	719,902
Royce Micro-Cap Trust, Inc.	5,512	69,506
Royce Value Trust, Inc.	14,220	227,520
Transamerica Income Shares, Inc.	18,693	390,310
Tri-Continental Corp.	6,075	121,378
Wells Fargo Advantage Global Dividend Opportunity Fund	69,026	500,439
Wells Fargo Advantage Multi-Sector Income Fund	96,394	1,355,300
Western Asset Global Corporate Defined Opportunity Fund, Inc.	92,413	1,669,903

CLOSED END FUNDS - 4.6% (continued)	SHARES	VALUE (Note 3)
Western Asset Global High Income Fund, Inc.	3,395	41,555
Western Asset High Income Opportunity Fund, Inc.	2,877	17,061
Western Asset Income Fund	24,597	323,942
Western Asset Intermediate Muni Fund, Inc.	2,589	23,405
Western Asset Investment Grade Defined Opportunity Trust, Inc.	14,982	302,636
Western Asset Managed High Income Fund, Inc.	18,047	102,146
Western Asset Municipal High Income Fund, Inc.	35,097	236,203
Western Asset Municipal Partners Fund, Inc.	10,608	145,860
Western Asset Worldwide Income Fund, Inc.	29,966	364,986
Zweig Fund, Inc.	26,489	393,627

TOTAL CLOSED END FUNDS (cost $119,482,559)		125,448,111

PREFERRED STOCKS - 0.9%

Energy - 0.6%
Black Elk Energy, Perpetual Preferred Stock, Class E (3)†(b)(d)	17,117,549	17,117,549

Financials - 0.2%
Ally Financial, Inc., Perpetual Preferred Stock, Series G 144A (2)(a)(d)(e)	2,175	2,077,329
First Bank, Inc., Perpetual Preferred Stock (3)†(b)(d)	2,458	866,821
Flagstar Bancorp, Inc., Perpetual Preferred Stock, Series C (3)†(b)(d)	1,423	1,434,254
United Community Banks, Inc., Perpetual Preferred Stock (3)†(b)(d)	1,421	1,410,273

		5,788,677

Utilities - 0.1%
Genie Energy Ltd., Perpetual Preferred Stock, Series 12-A †(d)(i)	218,975	1,745,231

TOTAL PREFERRED STOCKS (cost $24,395,185)		24,651,457

RIGHTS - 0.0% (j)

Health Care - 0.0% (j)
American Medical Alert Corp. (3)†(b)	283,523	2,835

Information Technology - 0.0% (j)
Gerber Scientific, Inc. (3)†(b)	879,944	—

TOTAL RIGHTS (cost $ -)		2,835

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	53

Schedule of Investments	December 31, 2013

AQR DIVERSIFIED ARBITRAGE FUND

SHORT-TERM INVESTMENTS - 3.4%	PRINCIPAL AMOUNT (000’S)	VALUE (Note 3)
U.S. Treasury Bills, 0.066%, 01/30/2014 (k)	$22,400	$22,399,387
U.S. Treasury Bills, 0.073%, 02/06/2014 (k)	22,400	22,399,364
U.S. Treasury Bills, 0.080%, 05/29/2014 (a)(k)	23,800	23,794,407
U.S. Treasury Bills, 0.084%, 06/05/2014 (a)(k)	23,800	23,794,145

TOTAL SHORT-TERM INVESTMENTS (cost $92,380,189)		92,387,303

WARRANTS - 1.5%	SHARES
Consumer Discretionary - 0.4%
EveryWare Global, Inc. †	756,000	831,600
General Motors Co. †*	1,315,512	7,287,936
Hemisphere Media Group, Inc. †	743,407	929,259
IVS Group SA (Luxembourg) (3)†(b)	590,301	242,811

		9,291,606

Energy - 0.0%(j)
Green Field Energy Services, Inc. (3)†(b)	2,025	20
Harvest Natural Resources, Inc. (3)†(b)	51,454	32,261
Integrated Drilling Equipment Holdings Corp. †	680,000	20,400
SAExploration Holdings, Inc. (Canada) †	456,000	387,600
Syntroleum Corp. (3)†(b)	253,165	2,003

		442,284

Financials - 1.0%
Aquasition Corp. (United Kingdom) †(a)	850,000	207,315
Associated Banc-Corp (2)†(a)	20,065	49,159
Boston Private Financial Holdings, Inc. †	97,674	580,184
Capitol Acquisition Corp. II †	720,000	243,000
Chart Acquisition Corp. †	1,268,625	634,312
Cis Acquisition Ltd. (Russian Federation) †	850,000	212,500
Collabrium Japan Acquisition Corp. (United Kingdom) †	595,000	65,450
Comerica, Inc. †	45,508	724,123
Gerova Financial Group Ltd. (Bermuda) (3)†(b)	138,792	1,388
Infinity Cross Border Acquisition Corp. (Israel) †(a)	287,100	118,429
Lincoln National Corp.	49,759	2,102,815
Lone Oak Acquisition Corp. (Hong Kong) †	328,820	223,598
Neostem (3)†(b)	243,000	21,036
Prime Acquisition Corp. (China) †	528,984	150,496
Quinpario Acquisition Corp. †	1,933,070	695,905
ROI Acquisition Corp. II (2)†	882,000	308,700
Signature Bank (3)†(b)	107,610	8,305,340
Silver Eagle Acquisition Corp. †	1,971,250	1,182,750
Texas Capital Bancshares, Inc. †	16,077	760,603

	SHARES	VALUE (Note 3)
Financials - 1.0% (continued)
Valley National Bancorp	49,509	$22,774
Wintrust Financial Corp.	415,782	9,978,768

		26,588,645

Health Care - 0.0% (j)
Cormedix, Inc. †(a)	75,400	11,310
Healthcare Corp. of America †	414,792	12,444
Pluristem Therapeutics, Inc. (Israel) (3)†(b)	63,750	18,488
ReGeneRx Biopharmaceuticals, Inc. †	240,000	2,400
Rexahn Pharmaceuticals, Inc. (3)†(b)	1,402,500	293,108
Venaxis, Inc. (2)†	24,000	4,800

		342,550

Industrials - 0.0% (j)
Jack Cooper Holdings Corp. (3)†(a)(b)	2,223	266,760
Pingtan Marine Enterprise Ltd. (China) †	395,000	55,300

		322,060

Information Technology - 0.1%
exceet Group SE (Germany) (2)†	72,000	3,962
Global Eagle Entertainment, Inc. †	399,134	1,796,103
Net Element International, Inc. (Bulgaria) †	319,668	38,360
RMG Networks Holding Corp. †	631,210	220,923
Transwitch Corp. (3)†(b)	640,000	13

		2,059,361

Materials - 0.0% (j)
Coeur Mining, Inc. †	19,235	25,390
Plastec Technologies Ltd. (Hong Kong) (3)†(b)	56,004	2,968
Tecnoglass, Inc. †	371,009	445,211

		473,569

Utilities - 0.0% (j)
China Hydroelectric Corp. (China) †	24,500	243
Electrawinds SE (Germany) (3)†(b)	621,000	8,543

		8,786

TOTAL WARRANTS (cost $17,259,478)		39,528,861

MONEY MARKET FUNDS - 17.4%
BlackRock Liquidity Funds TempFund Portfolio - Series I, Institutional Shares, Series I, 0.050% (2)(l)	4,387,936	4,387,936
Dreyfus Treasury Cash Management, Class I, 0.010% (2)(l)	17,551,747	17,551,747
J.P. Morgan Prime Money Market Fund - Capital Shares, 0.040% (2)(l)(m)	252,406,620	252,406,620
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.000% (2)(l)(m)	176,186,508	176,186,508
UBS Money Series - UBS Select Treasury Preferred Fund, Class I, 0.010% (2)(l)	21,939,683	21,939,683

TOTAL MONEY MARKET FUNDS (cost $472,472,494)		472,472,494

The accompanying notes are an integral part of these financial statements.	(Continued)

54	AQR Funds	Annual Report	December 2013

Schedule of Investments	December 31, 2013

AQR DIVERSIFIED ARBITRAGE FUND

PURCHASED OPTIONS - 0.0% (j)	CONTRACTS/ NOTIONAL	VALUE (Note 3)
Put - Sprint Nextel Corp., Expires 01/18/2014, Strike $10.00 (cost $2,790,163)	5,544	$842,688

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT (cost $2,555,990,019)		2,647,673,388

SECURITIES SOLD SHORT- (22.1)%	SHARES
COMMON STOCKS - (20.7)%

Consumer Discretionary - (3.1)%
Comcast Corp., Class A	(1,792)	(93,121)
Discovery Communications, Inc., Class A †	(158,863)	(14,364,393)
General Motors Co. †	(490,660)	(20,053,274)
Goodyear Tire & Rubber Co./The	(315,524)	(7,525,248)
JAKKS Pacific, Inc.	(292,311)	(1,967,253)
M/I Homes, Inc. †	(91,043)	(2,317,044)
Meritage Homes Corp. †	(24,688)	(1,184,777)
MGM Resorts International †	(188,756)	(4,439,541)
Publicis Groupe SA (France) (2)	(194,742)	(17,843,295)
Standard Pacific Corp. †	(626,165)	(5,666,793)
Tesla Motors, Inc. †	(58,427)	(8,786,252)

		(84,240,991)

Consumer Staples - (0.4)%
Bunge Ltd.	(6,408)	(526,161)
Loblaw Cos., Ltd. (Canada)	(115,001)	(4,588,131)
Universal Corp.	(12,936)	(706,305)
Vector Group Ltd.	(292,048)	(4,780,826)

		(10,601,423)

Energy - (0.8)%
Alpha Natural Resources, Inc. †	(168,891)	(1,205,882)
Cal Dive International, Inc. †	(736,554)	(1,480,474)
Chesapeake Energy Corp.	(38,369)	(1,041,335)
Polarcus Ltd. (Norway) (2)†	(155,079)	(120,440)
Sanchez Energy Corp. †	(652,904)	(16,002,677)
Vantage Drilling Co. †	(1,126,541)	(2,072,835)
ZaZa Energy Corp. †	(164,657)	(157,346)

		(22,080,989)

Financials - (6.4)%
American Equity Investment Life Holding Co.	(585,162)	(15,436,574)
American Realty Capital Properties, Inc. REIT	(277,387)	(3,567,197)
Associated Banc-Corp	(10,086)	(175,496)
AV Homes, Inc. †	(122,405)	(2,224,099)
Boston Private Financial Holdings, Inc.	(89,841)	(1,133,793)
Comerica, Inc.	(32,348)	(1,537,824)
E*TRADE Financial Corp. †	(163,100)	(3,203,284)
Extra Space Storage, Inc. REIT	(16,351)	(688,868)
Fidelity National Financial, Inc., Class A	(487,176)	(15,808,861)
Gain Capital Holdings, Inc.	(48,346)	(363,078)
Heritage Financial Corp./WA	(16,621)	(284,385)
Huntington Bancshares, Inc./OH	(252,777)	(2,439,298)
iStar Financial, Inc. REIT †	(176,111)	(2,513,104)
KCAP Financial, Inc.	(72,757)	(587,149)

	SHARES	VALUE (Note 3)
Financials - (6.4)% (continued)
Lincoln National Corp.	(49,759)	$(2,568,560)
M&T Bank Corp.	(502,658)	(58,519,444)
MB Financial, Inc.	(34)	(1,091)
MBIA, Inc. †	(192,283)	(2,295,859)
Meadowbrook Insurance Group, Inc.	(199,047)	(1,385,367)
Mercantile Bank Corp.	(35,064)	(756,681)
MGIC Investment Corp. †	(968,808)	(8,176,739)
NorthStar Realty Finance Corp. REIT	(26,820)	(360,729)
Old National Bancorp/IN	(97,203)	(1,494,010)
PacWest Bancorp	(67,839)	(2,864,163)
Parkway Properties, Inc./MD REIT	(22,351)	(431,151)
Radian Group, Inc.	(531,149)	(7,499,824)
Resource Capital Corp. REIT	(77,027)	(456,770)
Signature Bank †	(107,556)	(11,553,666)
Texas Capital Bancshares, Inc. †	(16,003)	(995,387)
TICC Capital Corp.	(71,362)	(737,883)
Umpqua Holdings Corp.	(191,579)	(3,666,822)
Valley National Bancorp	(5,530)	(55,964)
Wintrust Financial Corp.	(410,335)	(18,924,650)
ZAIS Financial Corp. REIT	(5,832)	(93,487)

		(172,801,257)

Health Care - (3.9)%
Accuray, Inc. †	(347,478)	(3,026,533)
AdCare Health Systems, Inc. †	(1,833)	(7,882)
Affymetrix, Inc. †	(89,948)	(770,854)
Community Health Systems, Inc. †	(166,036)	(6,520,234)
Endo Health Solutions, Inc. †	(79,026)	(5,331,094)
Exelixis, Inc. †	(420,980)	(2,580,607)
Gilead Sciences, Inc. †	(1,099,868)	(82,655,080)
Healthways, Inc. †	(74,410)	(1,142,194)
Sequenom, Inc. †	(454,955)	(1,064,595)
Theravance, Inc. †	(50,098)	(1,785,994)

		(104,885,067)

Industrials - (1.1)%
Aegean Marine Petroleum Network, Inc. (Greece)	(49,188)	(551,889)
Allegion PLC (Ireland) †	(2)	(88)
Genesee & Wyoming, Inc., Class A †	(10,290)	(988,355)
JetBlue Airways Corp. †	(1,086,897)	(9,292,969)
L-3 Communications Holdings, Inc.	(35,274)	(3,769,380)
Layne Christensen Co. †	(47,445)	(810,361)
MasTec, Inc. †	(224,970)	(7,361,018)
Schneider Electric SA (France) (2)	(52,375)	(4,569,276)
Stanley Black & Decker, Inc.	(15,320)	(1,236,171)

		(28,579,507)

Information Technology - (2.7)%
Applied Materials, Inc.	(742,919)	(13,142,237)
Blucora, Inc. †	(31,539)	(919,677)
Ciena Corp. †	(477,032)	(11,415,376)
Global Eagle Entertainment, Inc. †	(65,928)	(980,349)
GT Advanced Technologies, Inc. †	(314,859)	(2,745,570)
Micron Technology, Inc. †	(778,011)	(16,929,519)
NVIDIA Corp.	(82,577)	(1,322,884)
Rambus, Inc. †	(315,428)	(2,987,103)
Salesforce.com, Inc. †	(2,224)	(122,743)
SanDisk Corp.	(182,132)	(12,847,591)
SunEdison, Inc. †	(93,327)	(1,217,917)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	55

Schedule of Investments	December 31, 2013

AQR DIVERSIFIED ARBITRAGE FUND

	SHARES	VALUE (Note 3)
Information Technology - (2.7)% (continued)
Web.com Group, Inc. †	(35,631)	$(1,132,710)
WebMD Health Corp. †	(50,775)	(2,005,613)
Yahoo!, Inc. †	(129,916)	(5,253,803)

		(73,023,092)

Materials - (0.4)%
B2Gold Corp. (Canada) †	(80,360)	(164,919)
Coeur Mining, Inc. †	(6,686)	(72,543)
Louisiana-Pacific Corp. †	(212,910)	(3,940,964)
RTI International Metals, Inc. †	(16,610)	(568,228)
Stillwater Mining Co. †	(289,446)	(3,571,764)
Vale SA ADR (Brazil)	(195,480)	(2,981,070)

		(11,299,488)

Telecommunication Services - (0.9)%
Level 3 Communications, Inc. †	(523,486)	(17,364,030)
United States Cellular Corp.	(28,202)	(1,179,408)
Verizon Communications, Inc.	(126,893)	(6,235,522)

		(24,778,960)

Utilities - (1.0)%
Dominion Resources, Inc.	(241,407)	(15,616,619)
NextEra Energy, Inc.	(131,630)	(11,270,161)
PPL Corp.	(45,480)	(1,368,493)

		(28,255,273)

TOTAL COMMON STOCKS SOLD SHORT (proceeds $484,673,209)		(560,546,047)

EXCHANGE TRADED FUNDS - (0.4)%
SPDR S&P 500 ETF Trust
(proceeds $10,923,703)	(60,814)	(11,230,521)

PREFERRED STOCKS - (0.7)%

Consumer Discretionary - (0.7)%
Volkswagen AG (Germany) (2)
(proceeds $13,734,005)	(67,195)	(18,909,939)

	INTEREST	MATURITY DATE	CURRENCY	PRINCIPAL AMOUNT (000’S)	VALUE (Note 3)
U.S. TREASURY OBLIGATIONS - (0.3)%
U.S. Treasury Notes (2)	0.250%	10/15/15	USD	$(3,077)	$(3,073,034)
U.S. Treasury Notes (2)	0.750%	12/31/17	USD	(4,829)	(4,721,365)

TOTAL U.S. TREASURY OBLIGATIONS
(proceeds $7,809,356)					(7,794,399)

TOTAL SECURITIES SOLD SHORT (proceeds $517,140,273)	(598,480,906)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT - 75.5% (cost $2,038,849,746)	2,049,192,482

OTHER ASSETS IN EXCESS OF LIABILITIES - 24.5% (n)	663,642,869

NET ASSETS - 100.0%	$2,712,835,351

†	Non income-producing security.
(a)	All or a portion of this security has been segregated as collateral for securities sold short and can be sold or replaced subject to the broker’s right to re-hypothecate. At December 31, 2013, the value of these securities was $208,974,989. In addition, $581,619,040 of cash collateral was pledged.
(b)	Security fair valued at as of December 31, 2013 using procedures approved by the Board of Trustees. The total value of positions fair valued was $151,235,346 or 5.6% of total net assets.
(c)	Represents a Pay-in-Kind Stock.

The accompanying notes are an integral part of these financial statements.	(Continued)

56	AQR Funds	Annual Report	December 2013

Schedule of Investments	December 31, 2013

AQR DIVERSIFIED ARBITRAGE FUND

(d)	Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2013.
(e)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund Advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.
(f)	Defaulted security.
(g)	Represents a step bond. The rate shown reflects the yield at December 31, 2013.
(h)	Represents a Pay-in-Kind Bond.
(i)	Indicates a variable rate security. The interest rate shown represents the discount rate at December 31, 2013.
(j)	Represents less than 0.05 percent of net assets.
(k)	The rate shown is the effective yield at the date of purchase.
(l)	Represents annualized seven-day yield as of December 31, 2013.
(m)	A portion of the security is pledged as collateral to the brokers for forward foreign currency exchange and swap contracts.
(n)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.
*	All or a portion of this security has been segregated for covered call options written.

All bonds are denominated in US dollars, unless noted otherwise.

All securities are United States companies, unless noted otherwise in parentheses.

All securities are Level 1 with respect to ASC 820, unless otherwise noted in parentheses.

(2)	Level 2 security (See Note 5).
(3)	Level 3 security (See Note 5).

The following abbreviations are used in portfolio descriptions:

144A - Restricted Security

ADR - American Depositary Receipt

EUR - Euro

MTN - Medium Term Note

NOK - Norwegian Krone

REIT - Real Estate Investment Trust

USD - United States Dollar

Credit default swap contracts buy protection as of December 31, 2013:

COUNTERPARTY	REFERENCE ENTITY	FIXED ANNUAL RATE RECEIVED BY FUND	CURRENCY	CREDIT SPREAD	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Exchange Cleared
CitiBank, Inc.	Markit CDX North America High Yield Index Series 21	5.000%	USD	3.063%	230,375,000	$(12,083,767)	12/20/2018	$(7,939,613)
Over the Counter
Bank of America	Host Hotels & Resorts LP	1.000%	USD	0.211%	3,450,000	77,194	12/20/2015	(131,801)

						$(12,006,573)		$(8,071,414)

Money Market Fund is pledged as collateral to Bank of America for credit default swap contracts in the amount of $622. Additional cash held as collateral at CitiBank for credit default swap contracts was $27,339,684 at December 31, 2013.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	57

Schedule of Investments	December 31, 2013

AQR DIVERSIFIED ARBITRAGE FUND

Open written options contracts outstanding at December 31, 2013:

Call options written

SHARES	ISSUER	COUNTERPARTY	EXPIRATION DATE	PROCEEDS	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
4,000	General Motors Co. (Exercise price $42)	J.P. Morgan	January 15, 2016	$(2,203,697)	$(2,300,000)	$(96,303)
557	Men’s Wearhouse, Inc. (Exercise price $48)	J.P. Morgan	February 22, 2014	(227,756)	(233,940)	(6,184)
127	Men’s Wearhouse, Inc. (Exercise price $50)	J.P. Morgan	February 22, 2014	(38,091)	(34,925)	3,166
5,545	Sprint Nextel Corp. (Exercise price $10)(2)	J.P. Morgan	January 18, 2014	(41,551)	(5,545)	36,006

				$(2,511,095)	$(2,574,410)	$(63,315)

(2)	Level 2 security (See Note 5).

Open futures contracts outstanding at December 31, 2013:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts:
128	Barclays Capital	FTSE 100 Index Futures	March 21, 2014	$(13,618,458)	$(14,196,129)	$(577,671)
3,359	Barclays Capital	S&P 500 E-Mini Futures	March 21, 2014	(297,098,802)	(309,212,745)	(12,113,943)
137	Barclays Capital	U.S. Treasury 10-Year Note Futures	March 20, 2014	(17,165,709)	(16,857,422)	308,287
1,499	J.P. Morgan	U.S. Treasury 2-Year Note Futures	March 31, 2014	(330,097,269)	(329,498,938)	598,331
138	J.P. Morgan	U.S. Treasury 5-Year Note Futures	March 31, 2014	(16,681,574)	(16,465,125)	216,449

				$(674,661,812)	$(686,230,359)	$(11,568,547)

Cash held as collateral at Barclays Capital for futures contracts was $26,426,628 at December 31, 2013. Cash held as collateral for J.P. Morgan for futures contracts was $302,591 at December 31, 2013.

Forward foreign currency exchange contracts outstanding as of December 31, 2013:

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Canadian Dollar, Expiring 01/07/14	The Royal Bank of Scotland	CAD	10,216,828	$9,662,979	$9,617,170	$(45,809)
Euro, Expiring 01/08/14	The Royal Bank of Scotland	EUR	9,564,304	12,982,491	13,157,545	175,054
Euro, Expiring 03/21/14	The Royal Bank of Scotland	EUR	5,642,299	7,591,012	7,761,941	170,929
Euro, Expiring 04/07/14	The Royal Bank of Scotland	EUR	201,521	270,542	277,228	6,686

				$30,507,024	$30,813,884	$306,860

The accompanying notes are an integral part of these financial statements.	(Continued)

58	AQR Funds	Annual Report	December 2013

Schedule of Investments	December 31, 2013

AQR DIVERSIFIED ARBITRAGE FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Canadian Dollar, Expiring 01/07/14	The Royal Bank of Scotland	CAD	(11,891,432)	$(11,428,589)	$(11,193,486)	$235,103
Canadian Dollar, Expiring 02/07/14	The Royal Bank of Scotland	CAD	(7,384,939)	(6,972,269)	(6,946,064)	26,205
Canadian Dollar, Expiring 02/19/14	The Royal Bank of Scotland	CAD	(8,142,445)	(7,782,877)	(7,656,421)	126,456
Canadian Dollar, Expiring 03/07/14	The Royal Bank of Scotland	CAD	(327,842)	(307,669)	(308,157)	(488)
Canadian Dollar, Expiring 03/31/14	The Royal Bank of Scotland	CAD	(3,746,713)	(3,547,032)	(3,519,627)	27,405
Euro, Expiring 03/19/14	Credit Suisse International	EUR	(2,605,188)	(3,569,825)	(3,583,879)	(14,054)
Euro, Expiring 01/08/14	The Royal Bank of Scotland	EUR	(9,823,837)	(13,076,603)	(13,514,582)	(437,979)
Euro, Expiring 01/13/14	The Royal Bank of Scotland	EUR	(7,492,725)	(10,296,503)	(10,307,657)	(11,154)
Euro, Expiring 02/21/14	The Royal Bank of Scotland	EUR	(308,039)	(423,521)	(423,761)	(240)
Euro, Expiring 03/19/14	The Royal Bank of Scotland	EUR	(2,605,187)	(3,569,816)	(3,583,878)	(14,062)
Euro, Expiring 03/21/14	The Royal Bank of Scotland	EUR	(5,642,299)	(7,514,126)	(7,761,941)	(247,815)
Euro, Expiring 04/07/14	The Royal Bank of Scotland	EUR	(21,000)	(27,733)	(28,889)	(1,156)
Euro, Expiring 05/07/14	The Royal Bank of Scotland	EUR	(5,390,865)	(7,354,640)	(7,416,377)	(61,737)
Euro, Expiring 06/09/14	The Royal Bank of Scotland	EUR	(742,500)	(954,016)	(1,021,523)	(67,507)
Euro, Expiring 06/27/14	The Royal Bank of Scotland	EUR	(326,437)	(426,548)	(449,119)	(22,571)
Euro, Expiring 07/09/14	The Royal Bank of Scotland	EUR	(2,139,532)	(2,879,724)	(2,943,686)	(63,962)
Euro, Expiring 04/07/15	The Royal Bank of Scotland	EUR	(21,000)	(27,804)	(28,929)	(1,125)
Euro, Expiring 06/09/15	The Royal Bank of Scotland	EUR	(742,500)	(956,986)	(1,023,299)	(66,313)
Euro, Expiring 11/09/15	The Royal Bank of Scotland	EUR	(311,240)	(401,619)	(429,419)	(27,800)
Euro, Expiring 04/05/16	The Royal Bank of Scotland	EUR	(21,000)	(27,886)	(29,084)	(1,198)
Euro, Expiring 04/05/17	The Royal Bank of Scotland	EUR	(21,000)	(28,010)	(29,443)	(1,433)
Norwegian Krone, Expiring 03/19/14	Credit Suisse International	NOK	(25,500,000)	(4,139,148)	(4,192,543)	(53,395)
Norwegian Krone, Expiring 03/19/14	The Royal Bank of Scotland	NOK	(27,541,287)	(4,472,016)	(4,528,158)	(56,142)
Norwegian Krone, Expiring 03/21/14	The Royal Bank of Scotland	NOK	(17,631,210)	(2,854,253)	(2,898,578)	(44,325)
Norwegian Krone, Expiring 03/27/14	The Royal Bank of Scotland	NOK	(360,000)	(58,013)	(59,170)	(1,157)
Norwegian Krone, Expiring 05/19/14	The Royal Bank of Scotland	NOK	(978,750)	(164,808)	(160,557)	4,251
Norwegian Krone, Expiring 06/11/14	The Royal Bank of Scotland	NOK	(1,389,722)	(222,926)	(227,784)	(4,858)
Norwegian Krone, Expiring 06/18/14	The Royal Bank of Scotland	NOK	(2,043,884)	(332,361)	(334,920)	(2,559)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	59

Schedule of Investments	December 31, 2013

AQR DIVERSIFIED ARBITRAGE FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Norwegian Krone, Expiring 06/27/14	The Royal Bank of Scotland	NOK	(368,000)	$(59,102)	$(60,282)	$(1,180)
Norwegian Krone, Expiring 09/17/14	The Royal Bank of Scotland	NOK	(2,053,978)	(332,973)	(335,478)	(2,505)
Norwegian Krone, Expiring 09/29/14	The Royal Bank of Scotland	NOK	(368,000)	(58,875)	(60,080)	(1,205)
Norwegian Krone, Expiring 11/18/14	The Royal Bank of Scotland	NOK	(17,178,750)	(2,863,290)	(2,799,616)	63,674
Norwegian Krone, Expiring 12/11/14	The Royal Bank of Scotland	NOK	(1,397,358)	(222,594)	(227,540)	(4,946)
Norwegian Krone, Expiring 12/18/14	The Royal Bank of Scotland	NOK	(2,066,424)	(333,692)	(336,404)	(2,712)
Norwegian Krone, Expiring 12/29/14	The Royal Bank of Scotland	NOK	(364,000)	(58,017)	(59,234)	(1,217)
Norwegian Krone, Expiring 03/19/15	The Royal Bank of Scotland	NOK	(2,082,751)	(334,977)	(338,027)	(3,050)
Norwegian Krone, Expiring 03/27/15	The Royal Bank of Scotland	NOK	(360,000)	(57,174)	(58,412)	(1,238)
Norwegian Krone, Expiring 06/11/15	The Royal Bank of Scotland	NOK	(26,889,722)	(4,251,474)	(4,351,921)	(100,447)
Norwegian Krone, Expiring 06/18/15	The Royal Bank of Scotland	NOK	(75,604,625)	(12,130,511)	(12,233,236)	(102,725)
Norwegian Krone, Expiring 06/29/15	The Royal Bank of Scotland	NOK	(12,368,000)	(1,956,652)	(2,000,472)	(43,820)
Norwegian Krone, Expiring 04/27/16	The Royal Bank of Scotland	NOK	(19,387,600)	(3,266,931)	(3,114,802)	152,129
Swedish Krona, Expiring 01/07/14	The Royal Bank of Scotland	SEK	(24,864,720)	(3,795,213)	(3,865,606)	(70,393)

				(123,538,796)	(124,442,041)	(903,245)

				$(93,031,772)	$(93,628,157)	$(596,385)

Money Market Fund is pledged as collateral to The Royal Bank of Scotland for forward foreign currency exchange contracts in the amount of $658,781 at December 31, 2013.

CAD - Canadian Dollar

EUR - Euro

NOK - Norwegian Krone

SEK - Swedish Krona

USD - United States Dollar

The accompanying notes are an integral part of these financial statements.	(Continued)

60	AQR Funds	Annual Report	December 2013

Schedule of Investments	December 31, 2013

AQR DIVERSIFIED ARBITRAGE FUND

Total Return Basket Swaps* Outstanding at December 31, 2013

Over the Counter

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 3)
Deutsche Bank	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the London Interbank Offered Rate (“LIBOR”) (+/–40 bps), which is denominated in GBP based on the local currencies of the positions within the swap.	12 months maturity 06/19/2014	$(464,657)

*	See the accompanying “Additional Information — Total Return Basket Swap” for further details.
**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2013.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

United Kingdom
AZ Electronic Materials SA	382,276	$2,484,814	$20,857
Invensys PLC	2,013,327	16,722,791	295,146

			316,003

Total of Long Equity Positions			316,003

Short Positions

United Kingdom
TUI Travel PLC	(1,959,241)	(12,720,501)	(708,948)

Total of Long and Short Equity Positions			(392,945)

Net Cash and Other Receivables/ (Payables) (b)			(71,712)

Swaps, at Value			$(464,657)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.

(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Money Market Fund is pledged as collateral to Deutsche Bank in the amount of $30,632,680 at December 31, 2013.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	61

Schedule of Investments	December 31, 2013

AQR DIVERSIFIED ARBITRAGE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 3)
Deutsche Bank	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the AUD/USD Overnight Forward FX Swap Rate (+/–50 bps), which is denominated in AUD based on the local currencies of the positions within the swap.	12 months maturity 10/16/2014	$(1,949,792)

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2013.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Australia
Envestra Ltd.	45,976	$46,297	$561
GrainCorp. Ltd.	349,465	3,742,040	(1,088,500)

			(1,087,939)

Total of Long Equity Positions			(1,087,939)

Short Positions

Australia
APA Group	(8,313)	(45,445)	828

Total of Long and Short Equity Positions			(1,087,111)

Net Cash and Other Receivables/(Payables) (b)			(862,681)

Swaps, at Value			$(1,949,792)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.

(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Additional collateral for this position pledged to Deutsche Bank is included in the collateral noted in the other Deutsche Bank total return basket swap.

The accompanying notes are an integral part of these financial statements.	(Continued)

62	AQR Funds	Annual Report	December 2013

Schedule of Investments	December 31, 2013

AQR DIVERSIFIED ARBITRAGE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 3)
J.P. Morgan	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the LIBOR, which is denominated in USD based on the local currencies of the positions within the swap.	Maturity dates ranging from 01/06/2014 - 02/06/2015	$33,872,527

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2013.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Bermuda
Energy XXI, Inc.	9,535	$2,846,198	$(49,761)

United States
2010 Swift Mandatory Common Exchange Security Trust	79,775	1,090,333	332,056
Alpha Natural Resources, Inc.	3,661	23,489	2,650
American Realty Capital Properties, Inc.	8,623	107,945	2,947
Beazer Homes USA, Inc.	40,300	1,163,058	345,371
Bunge Ltd.	1,702	141,064	(1,313)
Chesapeake Energy Corp.	3,815	102,948	591
Extra Space Storage, Inc.	260	10,572	382
Genesee & Wyoming, Inc.	1,235	119,223	(602)
Gilead Sciences, Inc.	6,539	438,352	53,054
Healthways, Inc.	427	6,458	96
Layne Christensen Co.	742	12,086	588
Meadowbrook Insurance Group, Inc.	1,401	9,920	(169)
NextEra Energy, Inc.	294,225	16,108,819	809,119
PPL Corp.	14,035	419,806	2,507
Resource Capital Corp.	15,203	90,130	24
Sanchez Energy Corp.	97,950	5,865,336	232,052
Thompson Creek Metals Co., Inc.	226,250	4,400,563	(1,450,263)
Universal Corp.	8,350	9,579,329	814,835
Wintrust Financial Corp.	2	87	5

			1,143,930

Total of Long Equity Positions			1,094,169

Short Positions

Bermuda
Energy XXI, Inc.	(49,869)	(1,453,562)	104,106

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States
A.M. Castle & Co.	(80,951)	$(1,299,647)	$104,001
Accuray, Inc.	(228,445)	(1,641,183)	(348,573)
Aegean Marine Petroleum Network, Inc.	(1,405)	(15,633)	(131)
Affymetrix, Inc.	(305,036)	(1,955,789)	(658,369)
AGCO Corp.	(79,126)	(4,478,272)	(205,196)
Albany Molecular Research, Inc.	(62,449)	(618,516)	(10,970)
Alliance Data Systems Corp.	(220,747)	(45,749,816)	(12,291,193)
Alliance One International, Inc.	(42,403)	(130,267)	937
American Equity Investment Life Holding Co.	(1,073,668)	(23,243,542)	(5,079,820)
Amkor Technology, Inc.	(1,967,268)	(8,574,568)	(3,484,785)
Annaly Capital Management, Inc.	(3,326)	(37,728)	4,568
ArcelorMittal	(2,433)	(42,248)	(1,156)
ARES Captial Corp.	(88,237)	(1,571,694)	3,722
AuRico Gold, Inc.	(49,203)	(200,333)	20,250
AV Homes, Inc.	(143,661)	(2,409,670)	(200,651)
Avis Budget Group, Inc.	(450,831)	(13,446,357)	(4,776,232)
Beazer Homes USA, Inc.	(53,431)	(982,467)	(322,318)
BioMed Realty Trust, Inc.	(316,478)	(5,989,480)	254,898
Blucora, Inc.	(35,746)	(784,373)	(257,980)
Bristow Group, Inc.	(12,565)	(964,559)	21,430
Cal Dive International, Inc.	(74,498)	(144,397)	(5,343)
CBIZ, Inc.	(167,173)	(1,195,681)	(328,937)
Cemex SAB de CV	(1,461,680)	(16,812,108)	(479,566)
Cenveo, Inc.	(345,610)	(1,029,875)	(159,023)
Chart Industries, Inc.	(86,274)	(10,472,429)	2,221,184
China Medical Technologies, Inc.	(45,264)	(115,876)	115,423
Chiquita Brands International, Inc.	(35,099)	(476,293)	65,635

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	63

Schedule of Investments	December 31, 2013

AQR DIVERSIFIED ARBITRAGE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Ciena Corp.	(666,343)	$(16,523,637)	$578,049
Concur Technologies, Inc.	(3,725)	(394,476)	10,130
Convergys Corp.	(614,717)	(11,352,310)	(1,587,483)
DDR Corp.	(313,347)	(5,037,282)	221,139
DFC Global Corp.	(19,509)	(226,969)	3,591
Digital Realty Trust, Inc.	(142,404)	(7,401,633)	406,748
Dominion Resources, Inc.	(1,270)	(81,175)	(981)
DR Horton, Inc.	(539,363)	(10,545,847)	(1,492,735)
E*Trade Financial Corp.	(1,697)	(30,423)	(2,906)
Electronic Arts, Inc.	(26,600)	(617,059)	6,855
Encore Capital Group, Inc.	(24,737)	(909,788)	(333,494)
Equinix, Inc.	(150,416)	(26,899,333)	208,014
Exelixis, Inc.	(124,479)	(709,942)	(53,114)
Exterran Holdings, Inc.	(153,980)	(4,550,384)	(715,732)
Finisar Corp.	(34,848)	(809,064)	(24,500)
FuelCell Energy, Inc.	(1,040,323)	(1,329,882)	(136,974)
Gain Capital Holdings, Inc.	(1,102)	(8,231)	(45)
GenCorp, Inc.	(397,156)	(6,219,463)	(937,288)
General Cable Corp.	(227,802)	(7,222,328)	522,672
Goodrich Petroleum Corp.	(4,617)	(91,633)	13,052
Goodyear Tire & Rubber Co./The	(11,558)	(271,855)	(3,804)
Green Plains Renewable Energy, Inc.	(126,195)	(2,114,169)	(332,752)
Group 1 Automotive, Inc.	(59,851)	(4,760,061)	509,443
GT Advanced Technologies, Inc.	(43,132)	(418,057)	41,946
Hawaiian Holdings, Inc.	(32,094)	(244,439)	(64,626)
Health Care REIT, Inc.	(27,003)	(1,657,767)	211,216
Host Hotels & Resorts, Inc.	(1,230,757)	(22,533,539)	(1,392,377)
iStar Financial, Inc.	(200,200)	(2,428,736)	(428,118)
JAKKS Pacific, Inc.	(236,106)	(1,359,370)	(229,623)
JetBlue Airways Corp.	(147,420)	(1,200,030)	(60,411)
Kaman Corp.	(84,399)	(3,145,229)	(207,943)
KCAP Financial, Inc.	(180,018)	(1,704,319)	251,574
Kilroy Realty Corp.	(195,385)	(10,014,534)	210,115
L-3 Communications Holdings, Inc.	(28,507)	(2,769,438)	(276,820)
Lennar Corp.	(1,376,383)	(48,017,746)	(6,431,966)
Leucadia National Corp.	(2,293)	(63,999)	(985)
Level 3 Communications, Inc.	(244,060)	(7,220,194)	(875,276)
Lexington Realty Trust	(916,420)	(10,848,432)	1,491,784
M/I Homes, Inc.	(20,616)	(465,994)	(58,683)
MasTec, Inc.	(63,372)	(1,982,686)	(90,846)
Medicines Co./The	(24,812)	(844,406)	(113,834)
Meritage Homes Corp.	(1,703)	(78,523)	(3,204)
Meritor, Inc.	(36,703)	(314,076)	(68,737)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
MGIC Investment Corp.	(653,422)	$(5,071,234)	$(443,647)
MGM Resorts International	(282,155)	(5,717,748)	(918,538)
Microchip Technology	(392,164)	(15,516,737)	(2,032,602)
Micron Technology, Inc.	(1,545,296)	(26,823,267)	(6,802,374)
Molina Healthcare, Inc.	(42,547)	(1,534,052)	55,543
Navistar International Corp.	(5,657)	(221,078)	5,037
NextEra Energy, Inc.	(141,917)	(11,541,777)	(609,157)
NorthStar Realty Finance Corp.	(268,521)	(2,541,384)	(1,070,224)
Nuance Communications, Inc.	(6,037)	(109,240)	17,478
NVIDIA Corp.	(24,773)	(387,935)	(8,929)
Omnicare, Inc.	(11,337)	(636,224)	(48,078)
Outerwall, Inc.	(51,758)	(3,032,800)	(448,961)
Pdl Biopharma, Inc.	(242,855)	(1,934,181)	(115,515)
Penson Worldwide, Inc.	(217,523)	(25,668)	25,668
PHH Corp.	(603,617)	(13,035,210)	(1,662,864)
Photronics, Inc.	(417,605)	(3,189,690)	(581,283)
Prologis, Inc.	(1,497)	(56,033)	719
Quantum Corp.	(751,366)	(1,030,361)	128,722
Radian Group, Inc.	(1,476,919)	(20,357,302)	(496,794)
Regeneron Pharmaceuticals, Inc.	(139,094)	(38,535,219)	250,987
Regis Corp.	(311,609)	(4,736,171)	214,724
Rite Aid Corp.	(110,113)	(435,480)	(121,691)
RTI International Metals, Inc.	(80,967)	(2,608,649)	(161,232)
Ryland Group, Inc./The	(147,187)	(5,570,182)	(819,206)
Ryman Hospitality Properties	(617,462)	(22,017,590)	(3,779,972)
Salesforce.com, Inc.	(950,952)	(47,501,626)	(4,981,415)
Sanchez Energy Corp.	(226,760)	(5,602,700)	44,812
SanDisk Corp.	(17,771)	(1,218,397)	(35,169)
Sequenom, Inc.	(447,168)	(1,176,134)	129,761
Sesa Goa Ltd.	(1,376)	(17,154)	(954)
Silver Standard Resources, Inc.	(20,062)	(140,434)	803
Sirius XM Holdings, Inc.	(10,376,175)	(40,099,442)	3,886,591
SL Green Realty Corp.	(129,541)	(11,816,556)	(150,442)
Standard Pacific Corp.	(427,410)	(3,366,174)	(501,887)
Stanley Black & Decker, Inc.	(64)	(5,172)	8
Stewart Information Services Corp.	(475,544)	(14,557,078)	(788,727)
Stillwater Mining Co.	(20,841)	(245,641)	(11,537)
SunPower Corp.	(97,875)	(2,835,019)	(82,635)

The accompanying notes are an integral part of these financial statements.	(Continued)

64	AQR Funds	Annual Report	December 2013

Schedule of Investments	December 31, 2013

AQR DIVERSIFIED ARBITRAGE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Swift Transportation Co.	(65,415)	$(1,087,371)	$(365,496)
Terex Corp.	(686,470)	(21,663,695)	(7,161,181)
Tesla Motors, Inc.	(3,860)	(570,324)	(10,142)
Theravance, Inc.	(3,168)	(118,454)	5,515
Thompson Creek M	(1,121,491)	(3,988,464)	1,543,614
TICC Capital Corp.	(43,234)	(449,435)	2,396
Titan International, Inc.	(760,846)	(12,229,813)	(1,450,198)
Titan Machinery, Inc.	(23,868)	(412,074)	(13,254)
TRW Automotive Holdings Corp.	(211,529)	(15,025,309)	(710,333)
United Rentals, Inc.	(726,660)	(40,213,364)	(16,429,783)
United States Steel Corp.	(85,363)	(2,361,041)	(157,167)
Universal Corp.	(97,222)	(4,917,770)	(390,551)
Vantage Drilling Co.	(391,839)	(705,424)	(15,560)
Vector Group Ltd.	(243,226)	(3,827,888)	(153,721)
VeriSign, Inc.	(734,274)	(36,808,743)	(7,086,157)
Vishay Intertechnology, Inc.	(485,827)	(6,373,162)	(68,904)
Web.com Group, Inc.	(185,990)	(5,577,553)	(335,069)
WebMD Health Corp.	(35,934)	(1,372,194)	(47,199)
Western Refining, Inc.	(1,938,356)	(55,098,932)	(27,106,746)
Xilinx, Inc.	(352,628)	(16,506,124)	313,446
Yahoo!, Inc.	(12,397)	(489,887)	(11,448)
ZAIS Financial Corp.	(31,176)	(510,792)	11,041

			(118,587,001)

Total of Short Equity Positions			(118,482,895)

Total of Long and Short Equity Positions			(117,388,726)

	PRINCIPAL
Long Positions
United States
A.M. Castle & Co., 7.00%, 12/15/17	$925,000	1,633,853	(138,118)
Accuray, Inc., 3.75%, 08/01/16	700,000	702,226	93,562
Affymetrix, Inc., 4.00%, 07/01/19	2,525,000	3,167,812	977,922
AGCO Corp., 1.25%, 12/15/36	3,200,000	4,457,555	210,313
Alliance Data Systems Corp., 4.75%, 05/15/14	10,500,000	45,887,045	12,098,334
Alliance One International, Inc., 5.50%, 07/15/14	2,132,000	2,127,620	91,885

REFERENCE ENTITY	PRINCIPAL	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
American Equity Investment Life Holding Co., 5.25%, 12/06/29	$10,275,000	$23,212,437	$5,377,750
Amkor Technology, Inc., 6.00%, 04/15/14	5,950,000	8,742,533	3,423,623
Annaly Capital Management, Inc., 5.00%, 05/15/15	3,150,000	3,244,279	(36,423)
ArcelorMittal, 5.00%, 05/15/14	6,875,000	7,127,389	(126,118)
Ares Capital Corp., 5.13%, 06/01/16	3,025,000	3,229,145	11,355
Ares Capital Corp., 5.75%, 02/01/16	4,425,000	4,752,312	118,645
AV Homes, Inc., 7.50%, 02/15/16	2,930,000	2,967,234	551,146
AV Homes, Inc., 7.50%, 02/15/16	6,443,000	6,598,384	397,611
Avis Budget Group, Inc., 3.50%, 10/01/14	7,400,000	14,104,106	4,576,980
BioMed Realty LP, 3.75%, 01/15/30	8,975,000	10,282,432	(13,252)
Bristow Group, Inc., 3.00%, 06/15/38	1,000,000	1,219,634	8,018
CBIZ, Inc., 4.88%, 10/01/15	1,400,000	1,624,860	251,766
Cemex SAB de CV, 4.88%, 03/15/15	2,450,000	3,004,913	(65,984)
Cemex SAB de CV, 3.25%, 03/15/16	15,375,000	20,462,008	(56,367)
Cemex SAB de CV, 3.75%, 03/15/18	1,625,000	2,150,715	71,372
Cenveo Corp., 7.00%, 05/15/17	1,800,000	1,498,849	522,260
Chart Industries, Inc., 2.00%, 08/01/18	6,925,000	13,008,430	(2,256,051)
China Medical Technologies, Inc., 6.25%, 12/15/16(f)	2,625,000	39,375	(26,250)
China Medical Technologies, Inc., 4.00%, 12/15/16(f)	250,000	3,750	(2,500)
Ciena Corp., 4.00%, 12/15/20	13,175,000	14,705,935	4,702,396
Ciena Corp., 4.00%, 03/15/15	2,900,000	3,892,813	(95,456)
Ciena Corp., 3.75%, 10/15/18	2,675,000	3,802,959	72,122
Coinstar, Inc., 4.00%, 09/01/14	2,150,000	3,111,252	528,388
Concur Technologies, Inc., 2.50%, 04/15/15	200,000	410,185	(10,739)
Convergys Corp., 5.75%, 09/15/29	7,825,000	13,988,242	1,522,119

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	65

Schedule of Investments	December 31, 2013

AQR DIVERSIFIED ARBITRAGE FUND

REFERENCE ENTITY	PRINCIPAL	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
DDR Corp., 1.75%, 11/15/40	$8,425,000	$9,578,128	$(144,048)
DFC Global Corp., 3.25%, 04/15/17	800,000	939,522	(219,951)
Digital Realty Trust LP, 5.50%, 04/15/29	6,125,000	8,888,775	(1,022,348)
DR Horton, Inc., 2.00%, 05/15/14	7,131,000	10,982,329	1,341,620
Electronic Arts, Inc., 0.75%, 07/15/16	1,925,000	2,041,926	12,450
Equinix, Inc., 4.75%, 06/15/16	13,075,000	29,016,944	(435,407)
Exide Technologies, 0.00%, 02/01/18(f)	650,000	554,125	(463,775)
Exterran Holdings, Inc., 4.25%, 06/15/14	3,675,000	4,838,128	651,807
Finisar Corp., 5.00%, 10/15/29	400,000	935,422	(22,136)
Gaylord Entertainment Co., 3.75%, 10/01/14	13,200,000	21,813,928	4,084,182
GenCorp, Inc., 4.06%, 12/31/39	3,575,000	6,375,903	828,123
General Cable Corp., 5.00%, 11/15/29	9,620,000	11,009,011	(659,173)
GMX Resources, Inc., 4.50%, 05/01/15	1,140,000	65,550	(59,850)
Goodrich Petroleum Corp., 5.00%, 10/01/29	1,000,000	1,082,620	(53,732)
Green Plains Renewable Energy, Inc., 5.75%, 11/01/15	4,100,000	5,530,424	518,364
Group 1 Automotive, Inc., 3.00%, 03/15/20	2,350,000	5,238,922	(498,796)
Hawaiian Holdings, Inc., 5.00%, 03/15/16	300,000	359,060	51,540
Health Care REIT, Inc., 3.00%, 12/01/29	2,400,000	2,963,613	(282,981)
Host Hotels & Resorts LP, 2.50%, 10/15/29	18,325,000	26,369,585	1,466,986
Host Hotels & Resorts, Inc., 3.00%, 08/01/35	2,775,000	3,024,202	352,551
JAKKS Pacific, Inc., 4.50%, 11/01/14	1,550,000	1,484,978	38,026
James River Coal Co., 10.00%, 06/01/18	310,000	233,458	(135,033)
Kaman Corp., 3.25%, 11/15/17	3,800,000	4,705,565	200,595

REFERENCE ENTITY	PRINCIPAL	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Kilroy Realty LP, 4.25%, 11/15/14	$7,390,000	$10,706,126	$(259,304)
Lennar Corp., 2.75%, 12/15/20	16,900,000	28,212,062	2,916,206
Lennar Corp., 3.25%, 11/15/21	18,200,000	29,776,490	3,014,807
Leucadia National Corp., 3.75%, 04/15/14	50,000	69,024	(2,185)
Lexington Realty Trust, 6.00%, 01/15/30	7,550,000	13,284,027	(1,655,386)
Medicines Co./The, 1.38%, 06/01/17	825,000	1,107,419	134,140
Meritor, Inc., 4.63%, 03/01/26	2,000,000	2,012,569	62,355
MGIC Investment Corp., 2.00%, 04/01/20	1,375,000	1,767,816	136,635
MGIC Investment Corp., 5.00%, 05/01/17	10,850,000	11,958,122	393,793
MGM Resorts International, 4.25%, 04/15/15	5,550,000	6,907,154	774,641
Microchip Technology, Inc., 2.13%, 12/15/37	10,650,000	16,378,540	2,116,436
Micron Technology, Inc., 1.88%, 06/01/14	7,600,000	8,287,709	3,304,927
Micron Technology, Inc., 3.13%, 05/01/32	4,025,000	5,668,515	3,517,103
Micron Technology, Inc., 1.50%, 08/01/31	400,000	706,010	274,365
Micron Technology, Inc., 2.38%, 05/01/32	4,850,000	5,207,445	6,030,621
Micron Technology, Inc., 2.13%, 02/15/33	1,375,000	2,203,283	642,823
Molina Healthcare, Inc., 3.75%, 10/01/14	1,875,000	2,392,116	(140,751)
Navistar International Corp., 3.00%, 10/15/14	875,000	898,553	1,760
Northgate Minerals Corp., 3.50%, 10/01/16	1,800,000	1,750,034	(10,611)
NorthStar Realty Finance Corp., 7.50%, 03/15/31	1,700,000	2,726,925	1,147,801

The accompanying notes are an integral part of these financial statements.	(Continued)

66	AQR Funds	Annual Report	December 2013

Schedule of Investments	December 31, 2013

AQR DIVERSIFIED ARBITRAGE FUND

REFERENCE ENTITY	PRINCIPAL	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Nuance Communications, Inc., 2.75%, 11/01/31	$600,000	$581,464	$7,442
Omnicare, Inc., 3.50%, 02/15/44	992,000	573,846	438,141
Penson Worldwide, Inc., 8.00%, 06/01/14	8,515,000	947,720	(282,485)
PHH Corp., 6.00%, 06/15/17	8,125,000	15,360,872	1,460,333
Photronics, Inc., 5.50%, 10/01/14	2,200,000	3,576,378	492,579
Powerwave Technologies, Inc., 2.75%, 07/15/41	3,900,000	585,000	(546,000)
Protein Design Labs, Inc., 2.88%, 02/15/15	1,400,000	1,995,290	170,663
Radian Group, Inc., 2.25%, 03/01/19	4,150,000	5,967,063	149,343
Radian Group, Inc., 3.00%, 11/15/17	16,100,000	22,726,556	178,029
Regeneron Pharmaceuticals, Inc., 1.88%, 10/01/16	11,925,000	38,924,354	208,893
Regis Corp., 5.00%, 07/15/14	10,000,000	11,374,922	(411,335)
Rite Aid Corp., 8.50%, 05/15/15	300,000	500,037	119,774
Ryland Group, Inc./The, 1.63%, 05/15/18	5,750,000	8,087,878	689,410
Salesforce.com, Inc., 0.75%, 01/15/15	20,100,000	47,044,404	4,858,111
Sequenom, Inc., 5.00%, 10/01/17	4,500,000	3,922,135	30,056
SL Green Operating Partnership LP, 3.00%, 10/15/17	15,150,000	18,806,054	143,620
Standard Pacific Corp., 1.25%, 08/01/32	4,275,000	5,213,495	467,752
Sterlite Industries India Ltd., 4.00%, 10/30/14	5,350,000	5,331,662	5,220
Stewart Enterprises, Inc., 3.13%, 07/15/14	25,000	30,990	653
Stewart Information Services Corp., 6.00%, 10/15/14	6,125,000	14,996,042	678,490
SunPower Corp., 4.50%, 03/15/15	625,000	732,894	150,888
SunPower Corp., 4.75%, 04/15/14	2,775,000	2,998,781	331,714
Terex Corp., 4.00%, 06/01/15	11,325,000	22,260,634	7,435,289

REFERENCE ENTITY	PRINCIPAL	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Titan International, Inc., 5.63%, 01/15/17	$7,575,000	$13,007,411	$1,667,144
Titan Machinery, Inc., 3.75%, 05/01/19	2,785,000	2,584,260	(199,411)
TRW Automotive, Inc., 3.50%, 12/01/15	6,650,000	16,227,225	658,660
United Rentals, Inc., 4.00%, 11/15/15	8,500,000	42,618,578	16,920,253
United States Steel Corp., 4.00%, 05/15/14	6,184,000	6,393,569	239,967
VeriSign, Inc., 3.25%, 08/15/37	27,135,000	41,767,326	7,510,534
ViroPharma, Inc., 2.00%, 03/15/17	6,675,000	11,593,587	6,293,523
Vishay Intertechnology, Inc., 2.25%, 11/15/40	7,175,000	7,621,002	41,333
Western Refining, Inc., 5.75%, 06/15/14	18,547,000	55,326,359	27,025,760
Xilinx, Inc., 3.13%, 03/15/37	10,600,000	17,324,831	(444,782)
XM Satellite Radio, Inc., 7.00%, 12/01/14	19,594,000	42,848,408	(4,670,253)

Total of Long Fixed Income Positions			132,548,807

Net Cash and Other Receivables/ (Payables) (b)			18,712,446

Swaps, at Value			$33,872,527

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Money Market Fund is pledged as collateral to J.P. Morgan in the amount of $221,114,537 at December 31, 2013.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2013	67

Schedule of Investments	December 31, 2013

AQR LONG-SHORT EQUITY FUND

MONEY MARKET FUNDS - 93.1%	SHARES	VALUE (Note 3)
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.000% (a)(b) (cost $5,728,596)	5,728,596	$5,728,596

TOTAL INVESTMENTS - 93.1% (cost $5,728,596)		5,728,596

OTHER ASSETS IN EXCESS OF LIABILITIES - 6.9% (c)		427,601

NET ASSETS - 100.0%		$6,156,197

(a)	Represents annualized seven-day yield as of December 31, 2013.
(b)	A portion of the security is pledged as collateral to the brokers for swap contracts.
(c)	Includes appreciation/depreciation on forward foreign currency exchange, futures and swap contracts.

All securities are Level 2 with respect to ASC 820 (See Note 5).

Total return swap contract outstanding as of December 31, 2013:

Over the Counter

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs	Swiss Market Index Futures	3/21/2014	CHF	155,609	$7,401

Money Market Fund is pledged as collateral to Goldman Sachs for total return swap contract in the amount of $1,100,000 at December 31, 2013.

Open futures contracts outstanding at December 31, 2013:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
2	Barclays Capital	CAC40 Index Futures	January 17, 2014	$112,495	$118,269	$5,774
1	Barclays Capital	FTSE/MIB Index Futures	March 21, 2014	130,487	130,864	377
1	Barclays Capital	MSCI Singapore Index Futures	January 29, 2014	56,617	57,879	1,262
2	Barclays Capital	OMXS30 Index Futures	January 17, 2014	39,208	41,512	2,304
17	Barclays Capital	S&P 500 E-Mini Futures	March 21, 2014	1,508,403	1,564,935	56,532
1	Barclays Capital	S&P/Toronto Stock Exchange 60 Index Futures	March 20, 2014	142,041	147,027	4,986
1	Barclays Capital	SPI 200 Index Futures	March 20, 2014	113,109	118,711	5,602
2	Barclays Capital	TOPIX Index Futures	March 13, 2014	238,504	247,365	8,861

				2,340,864	2,426,562	85,698

Short Contracts:
2	Barclays Capital	Euro Stoxx 50 Index	March 21, 2014	(81,295)	(85,514)	(4,219)

				$2,259,569	$2,341,048	$81,479

Cash held as collateral at Barclays Capital for futures contracts was $43,873 at December 31, 2013.

The accompanying notes are an integral part of these financial statements.	(Continued)

68	AQR Funds	Annual Report	December 2013

Schedule of Investments	December 31, 2013

AQR LONG-SHORT EQUITY FUND

Forward foreign currency exchange contracts outstanding as of December 31, 2013:

Over the Counter

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/19/14	Credit Suisse International	AUD	54,000	$48,758	$47,981	$(777)
Australian Dollar, Expiring 03/19/14	The Royal Bank of Scotland	AUD	54,000	48,758	47,981	(777)
Canadian Dollar, Expiring 03/19/14	Credit Suisse International	CAD	68,000	63,672	63,898	226
Canadian Dollar, Expiring 03/19/14	The Royal Bank of Scotland	CAD	67,999	63,672	63,897	225
Swiss Franc, Expiring 03/19/14	Credit Suisse International	CHF	51,000	56,509	57,207	698
Swiss Franc, Expiring 03/19/14	The Royal Bank of Scotland	CHF	51,000	56,509	57,207	698
Danish Krone, Expiring 03/19/14	Credit Suisse International	DKK	40,500	7,464	7,473	9
Danish Krone, Expiring 03/19/14	The Royal Bank of Scotland	DKK	40,500	7,464	7,473	9
Euro, Expiring 03/19/14	Credit Suisse International	EUR	142,501	195,200	196,034	834
Euro, Expiring 03/19/14	The Royal Bank of Scotland	EUR	142,500	195,198	196,033	835
British Pound, Expiring 03/19/14	Credit Suisse International	GBP	85,501	139,997	141,510	1,513
British Pound, Expiring 03/19/14	The Royal Bank of Scotland	GBP	85,500	139,995	141,509	1,514
Hong Kong Dollar, Expiring 03/19/14	Credit Suisse International	HKD	143,000	18,448	18,443	(5)
Hong Kong Dollar, Expiring 03/19/14	The Royal Bank of Scotland	HKD	143,000	18,448	18,443	(5)
Israeli Shekel, Expiring 03/19/14	Credit Suisse International	ILS	10,000	2,849	2,877	28
Israeli Shekel, Expiring 03/19/14	The Royal Bank of Scotland	ILS	10,000	2,849	2,877	28
Japanese Yen, Expiring 03/19/14	Credit Suisse International	JPY	14,120,501	137,167	134,136	(3,031)
Japanese Yen, Expiring 03/19/14	The Royal Bank of Scotland	JPY	14,120,500	137,167	134,136	(3,031)
Norwegian Krone, Expiring 03/19/14	Credit Suisse International	NOK	32,000	5,194	5,261	67
Norwegian Krone, Expiring 03/19/14	The Royal Bank of Scotland	NOK	32,000	5,194	5,261	67
New Zealand Dollar, Expiring 03/19/14	Credit Suisse International	NZD	1,000	820	818	(2)
New Zealand Dollar, Expiring 03/19/14	The Royal Bank of Scotland	NZD	999	820	817	(3)
Swedish Krona, Expiring 03/19/14	Credit Suisse International	SEK	133,501	20,417	20,730	313

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	69

Schedule of Investments	December 31, 2013

AQR LONG-SHORT EQUITY FUND

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Swedish Krona, Expiring 03/19/14	The Royal Bank of Scotland	SEK	133,500	$20,417	$20,729	$312
Singapore Dollar, Expiring 03/19/14	Credit Suisse International	SGD	12,000	9,605	9,509	(96)
Singapore Dollar, Expiring 03/19/14	The Royal Bank of Scotland	SGD	12,000	9,605	9,509	(96)

				1,412,196	1,411,749	(447)

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Hong Kong Dollar, Expiring 03/19/14	The Royal Bank of Scotland	HKD	(1,000)	(129)	(129)	—

				$1,412,067	$1,411,620	$(447)

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

ILS - Israeli Shekel

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

The accompanying notes are an integral part of these financial statements.	(Continued)

70	AQR Funds	Annual Report	December 2013

Schedule of Investments	December 31, 2013

AQR LONG-SHORT EQUITY FUND

Total Return Basket Swaps* Outstanding at December 31, 2013

Over the Counter

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 3)
Deutsche Bank	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the London Interbank Offered Rate (“LIBOR”) (+/–40 bps), which is denominated in GBP based on the local currencies of the positions within the swap.	12 months maturity 08/22/2014	$(10,295)

*	See the accompanying “Additional Information — Total Return Basket Swap” for further details.
**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2013.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Ireland
DCC PLC	317	$15,086	$512

United Kingdom
Antofagasta PLC	2,131	29,932	(717)
ARM Holdings PLC	219	3,194	788
ASOS PLC	403	39,042	2,019
BAE Systems PLC	6,871	48,799	774
Barratt Developments PLC	11,991	67,057	2,355
Berkeley Group Holdings PLC	1,376	54,233	6,433
British Sky Broadcasting Group PLC	1,390	19,242	203
Centrica PLC	3,548	22,343	(1,883)
Compass Group PLC	629	9,376	722
InterContinental Hotels Group PLC	162	5,329	74
Kazakhmys PLC	2	7	1
Man Group PLC	1,707	2,516	(105)
Marks & Spencer Group PLC	4,895	37,968	(2,818)
Next PLC	378	29,971	4,197
Persimmon PLC	454	9,132	202
Rexam PLC	2,657	21,721	1,656
Rolls-Royce Holdings PLC	91	1,782	143
Rolls-Royce Holdings PLC	7,826	—	13
Serco Group PLC	3,208	31,668	(5,123)
Smiths Group PLC	1,462	33,331	2,569
Taylor Wimpey PLC	28,633	52,379	650
Travis Perkins PLC	387	11,542	480

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
Vedanta Resources PLC	293	$5,103	$(555)
Whitbread PLC	507	27,168	4,385

			16,463

Total of Long Equity Positions			16,975

Short Positions

United Kingdom
Admiral Group PLC	(597)	(13,509)	532
Aggreko PLC	(2,422)	(71,157)	2,467
Anglo American PLC	(271)	(6,054)	123
Aviva PLC	(799)	(4,838)	(1,139)
Carnival PLC	(618)	(25,201)	(383)
Croda International PLC	(610)	(26,137)	1,271
Eurasian Natural Resources Corp. PLC	(15)	(55)	3
G4S PLC	(5,564)	(21,695)	(2,514)
GKN PLC	(5,858)	(32,722)	(3,579)
Glencore Xstrata PLC	(2,275)	(11,855)	19
Imperial Tobacco Group PLC	(181)	(6,691)	(326)
International Consolidated Airlines Group SA	(3,827)	(17,749)	(7,749)
Intertek Group PLC	(112)	(5,653)	(192)
Johnson Matthey PLC	(940)	(43,211)	(7,937)
Lloyds Banking Group PLC	(7,750)	(8,947)	(1,222)
Pearson PLC	(540)	(11,371)	(668)
Prudential PLC	(262)	(5,186)	(669)
Royal Bank of Scotland Group PLC	(3,903)	(22,107)	125
Standard Life PLC	(1,006)	(5,671)	(337)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	71

Schedule of Investments	December 31, 2013

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
Telecity Group PLC	(4,283)	$(48,232)	$(3,292)
Weir Group PLC/The	(134)	(4,917)	173

			(25,294)

Total of Short Equity Positions			(25,294)

Total of Long and Short Equity Positions			(8,319)

Net Cash and Other Receivables/ (Payables) (b)			(1,976)

Swaps, at Value			$(10,295)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Money Market Fund is pledged as collateral to Deutsche Bank in the amount of $400,001 at December 31, 2013.

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 3)
Deutsche Bank	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the HKD/USD 1 Week Forward FX Swap Rate (+/– 40bps), which is denominated in HKD based on the local currencies of the positions within the swap.	12 months maturity 07/22/2014-08/22/2014	$42,864

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2013.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Hong Kong
Bank of East Asia Ltd.	3,600	$15,427	$(144)
Cheung Kong Holdings Ltd.	2,000	31,042	600
Galaxy Entertainment Group Ltd.	1,000	5,381	3,622
Hang Seng Bank Ltd.	1,300	21,234	(120)
Hysan Development Co., Ltd.	5,000	23,166	(1,582)
MGM China Holdings Ltd.	18,000	50,687	26,350
MTR Corp. Ltd.	15,500	58,517	231
Power Assets Holdings Ltd.	4,000	31,532	309
Sino Land Co., Ltd.	16,000	22,391	(448)
SJM Holdings Ltd.	16,000	38,116	15,667
Sun Hung Kai Properties Ltd.	1,000	12,880	(171)
Wharf Holdings Ltd.	3,000	23,669	(688)

			43,626

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States
Samsonite International SA	11,400	$32,712	$2,059

Total of Long Equity Positions			45,685

Short Positions

China
Xinyi Solar Holdings Ltd.	(70,000)	—	(14,444)

Hong Kong
Esprit Holdings Ltd.	(17,900)	(36,540)	1,953
First Pacific Co., Ltd.	(22,000)	(25,713)	629
Hang Lung Properties Ltd.	(18,000)	(61,088)	4,030
Hong Kong & China Gas Co., Ltd.	(13,000)	(31,335)	1,487
Li & Fung Ltd.	(36,000)	(51,481)	4,947
Melco International Development Ltd.	(9,000)	(32,779)	(420)

The accompanying notes are an integral part of these financial statements.	(Continued)

72	AQR Funds	Annual Report	December 2013

Schedule of Investments	December 31, 2013

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Hong Kong (continued)
New World Development Co., Ltd.	(22,000)	$(29,886)	$2,028
Sands China Ltd.	(2,800)	(14,666)	(8,281)
Swire Properties Ltd.	(15,000)	(38,721)	736
Techtronic Industries Co.	(16,000)	(41,132)	(4,441)
Wynn Macau Ltd.	(2,400)	(9,120)	(1,790)
Xinyi Glass Holdings Ltd.	(78,000)	(71,422)	2,423

			3,301

Total of Short Equity Positions			(11,143)

Total of Long and Short Equity Positions			34,542

Net Cash and Other Receivables/ (Payables) (b)			8,322

Swaps, at Value			$42,864

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Additional collateral for this position pledged to Deutsche Bank is included in the collateral noted in the other Deutsche Bank total return basket swaps.

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 3)
Deutsche Bank	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the AUD/USD Overnight Forward FX Swap Rate (+/– 50 bps), which is denominated in AUD based on the local currencies of the positions within the swap.	12 months maturity 08/18/2014	$44,723

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2013.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Australia
BlueScope Steel Ltd.	6,513	$29,093	$4,888
Caltex Australia Ltd.	895	14,806	1,278
Flight Centre Ltd.	121	5,339	(186)
Leighton Holdings Ltd.	862	14,389	(1,941)
Macquarie Group Ltd.	812	34,170	5,685
Newcrest Mining Ltd.	2,140	16,399	(1,371)
Sydney Airport	861	2,404	523
Telstra Corp. Ltd.	8,701	37,741	3,098
Treasury Wine Estates Ltd.	10,080	43,297	178
WorleyParsons Ltd.	1,612	23,166	813

			12,965

Total of Long Equity Positions			12,965

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Short Positions

Australia
Alumina Ltd.	(16,344)	$(13,675)	$(2,551)
AMP Ltd.	(2,559)	(10,468)	410
Asciano Ltd.	(4,155)	(19,936)	(1,485)
Cochlear Ltd.	(1,015)	(54,112)	634
Fortescue Metals Group Ltd.	(1,846)	(9,536)	(108)
Iluka Resources Ltd.	(2,609)	(21,234)	1,017
Qantas Airways Ltd.	(9,525)	(11,670)	2,327
QBE Insurance Group Ltd.	(2,379)	(35,220)	10,679

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	73

Schedule of Investments	December 31, 2013

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Australia (continued)
Seek Ltd.	(4,586)	$(38,839)	$(16,296)
Toll Holdings Ltd.	(4,318)	(21,884)	(78)

			(5,451)

Total of Short Equity Positions			(5,451)

Total of Long and Short Equity Positions			7,514

Net Cash and Other Receivables/ (Payables) (b)			37,209

Swaps, at Value			$44,723

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Additional collateral for this position pledged to Deutsche Bank is included in the collateral noted in the other Deutsche Bank total return basket swaps.

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 3)
Deutsche Bank	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the JPY/USD 1 Week Forward FX Swap Rate (+/– 40 bps), which is denominated in JPY based on the local currencies of the positions within the swap.	12 months maturity 08/18/2014	$58,986

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2013.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Japan
Aisin Seiki Co., Ltd.	900	$34,491	$2,100
Ajinomoto Co., Inc.	1,000	13,117	1,359
Asahi Kasei Corp.	2,000	12,501	3,186
Bridgestone Corp.	1,300	41,605	7,648
Central Japan Railway Co.	500	62,032	(3,106)
Chugai Pharmaceutical Co., Ltd.	200	3,966	461
Dai Nippon Printing Co., Ltd.	4,000	35,820	6,669
Daihatsu Motor Co., Ltd.	2,000	39,693	(5,768)
Daiichi Sankyo Co., Ltd.	400	6,488	826
Daiwa Securities Group, Inc.	3,000	26,604	3,443
Dena Co., Ltd.	600	11,178	1,470
Denso Corp.	600	27,810	3,888
Electric Power Development Co., Ltd.	500	15,786	(1,208)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Fuji Electric Co., Ltd.	14,000	$49,463	$16,133
Fuji Heavy Industries Ltd.	3,000	76,434	9,783
FUJIFILM Holdings Corp.	600	13,105	3,926
GungHo Online Entertainment, Inc.	3,000	18,068	3,541
Hino Motors Ltd.	2,000	32,577	(1,072)
Honda Motor Co., Ltd.	300	10,884	1,499
Hoya Corp.	600	12,545	4,143
Isuzu Motors Ltd.	7,000	52,974	(9,315)
ITOCHU Corp.	2,000	23,562	1,163
J Front Retailing Co., Ltd.	3,000	21,831	928
JFE Holdings, Inc.	500	10,855	1,060
JGC Corp.	1,000	33,624	5,620
JSR Corp.	800	15,089	417
Kao Corp.	200	6,527	(231)
KDDI Corp.	200	11,907	416
LIXIL Group Corp.	900	20,134	4,573
Makita Corp.	100	4,811	448
Marubeni Corp.	4,000	27,313	1,483

The accompanying notes are an integral part of these financial statements.	(Continued)

74	AQR Funds	Annual Report	December 2013

Schedule of Investments	December 31, 2013

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Mazda Motor Corp.	7,000	$27,324	$8,951
Mitsubishi Electric Corp.	2,000	21,919	3,230
Mitsubishi Heavy Industries, Ltd.	4,000	24,816	(41)
Mitsubishi Materials Corp.	3,000	10,001	1,088
Mitsubishi Motors Corp.	1,000	10,051	707
Mitsubishi Tanabe Pharma Corp.	1,100	14,766	576
Murata Manufacturing Co., Ltd.	100	8,080	814
Namco Bandai Holdings, Inc.	1,100	17,368	7,055
Nippon Telegraph & Telephone Corp.	900	44,222	4,252
Nomura Research Institute Ltd.	1,200	38,776	(853)
Omron Corp.	1,700	49,000	26,128
Osaka Gas Co., Ltd.	3,000	12,447	(664)
Otsuka Holdings Co., Ltd.	500	16,633	(2,196)
Panasonic Corp.	3,700	41,022	2,109
Resona Holdings, Inc.	5,200	25,502	1,031
Rohm Co., Ltd.	300	11,816	2,817
Secom Co., Ltd.	400	21,510	2,624
Seiko Epson Corp.	1,300	28,700	6,302
Sekisui Chemical Co., Ltd.	4,000	39,846	9,240
Shimamura Co., Ltd.	100	11,694	(2,320)
Showa Shell Sekiyu KK	2,900	28,531	948
Sojitz Corp.	4,700	8,127	240
Sumitomo Electric Industries Ltd.	900	11,377	3,667
Sumitomo Metal Mining Co., Ltd.	1,000	11,728	1,375
Sumitomo Mitsui Financial Group, Inc.	500	22,571	3,431
Sumitomo Rubber Industries Ltd.	1,600	27,325	(4,549)
Suzuki Motor Corp.	2,000	47,572	6,322
Taisei Corp.	1,000	3,787	764
Takashimaya Co., Ltd.	3,000	27,855	2,078
Tokyo Electric Power Co., Inc	2,900	14,715	(427)
Tokyo Gas Co., Ltd.	7,000	38,129	(3,629)
Toppan Printing Co., Ltd.	3,000	22,530	1,484
TOTO Ltd.	3,000	29,719	17,865
Toyo Seikan Kaisha Ltd.	1,800	29,514	9,237
Toyo Suisan Kaisha Ltd.	1,000	31,502	(1,461)
Yahoo Japan Corp.	2,100	10,692	1,018
Yamato Holdings Co., Ltd.	700	14,547	(391)

			174,305

Total of Long Equity Positions			174,305

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Short Positions

Japan
Acom Co., Ltd.	(6,400)	$(22,414)	$607
Advantest Corp.	(5,400)	(71,614)	4,327
Aeon Co., Ltd.	(800)	(10,385)	(461)
Asahi Group Holdings Ltd.	(500)	(12,877)	(1,233)
Casio Computer Co., Ltd.	(600)	(5,203)	(2,150)
Credit Saison Co., Ltd.	(900)	(20,886)	(2,840)
Daikin Industries Ltd.	(300)	(12,913)	(5,808)
Disco Corp.	(200)	(11,494)	(1,780)
Don Quijote Co., Ltd.	(100)	(6,364)	302
Eisai Co., Ltd.	(200)	(8,143)	392
Fast Retailing Co., Ltd.	(100)	(33,537)	(7,765)
Fujitsu Ltd.	(2,000)	(9,038)	(1,327)
Furukawa Electric Co., Ltd.	(30,000)	(66,696)	(8,722)
GS Yuasa Corp.	(7,000)	(30,261)	(10,015)
Hitachi Construction Machinery Co., Ltd.	(600)	(11,508)	(1,331)
Hitachi Ltd.	(3,000)	(18,917)	(3,829)
Hokkaido Electric Power Co., Inc.	(2,900)	(33,536)	163
Ibiden Co., Ltd.	(1,500)	(23,194)	(4,893)
Isetan Mitsukoshi Holdings Ltd.	(4,400)	(62,192)	(445)
Kansai Electric Power Co., Inc./The	(400)	(5,734)	1,130
Kawasaki Heavy Industries Ltd.	(4,000)	(14,600)	(2,199)
Komatsu Ltd.	(1,300)	(28,864)	2,174
Konami Corp.	(1,800)	(38,350)	(3,272)
Kyushu Electric Power Co., Inc.	(2,400)	(35,254)	4,601
Marui Group Co., Ltd.	(3,800)	(39,067)	416
Mitsubishi Corp.	(300)	(5,370)	(389)
Mitsubishi Gas Chemical Co., Inc.	(1,000)	(7,123)	(249)
Mitsui Chemicals, Inc.	(14,000)	(33,085)	(767)
Mitsui OSK Lines Ltd.	(6,000)	(23,865)	(3,214)
Nabtesco Corp.	(400)	(7,767)	(1,464)
NGK Insulators Ltd.	(1,000)	(12,905)	(6,126)
Nidec Corp.	(400)	(27,067)	(12,339)
Nikon Corp.	(1,800)	(33,222)	(1,177)
Nippon Electric Glass Co., Ltd.	(8,000)	(39,293)	(2,732)
Nippon Steel & Sumitomo Metal Corp.	(6,000)	(17,130)	(2,993)
Nissan Motor Co., Ltd.	(4,900)	(51,548)	10,486
Nitto Denko Corp.	(300)	(14,743)	2,058
Nomura Holdings, Inc.	(3,600)	(26,403)	(1,417)
Obayashi Corp.	(7,000)	(37,850)	(2,077)
Odakyu Electric Railway Co., Ltd.	(3,000)	(29,433)	2,301

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	75

Schedule of Investments	December 31, 2013

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Olympus Corp.	(400)	$(12,432)	$(254)
Sega Sammy Holdings, Inc.	(1,300)	(32,421)	(710)
Seven & I Holdings Co., Ltd.	(200)	(6,718)	(1,245)
Sharp Corp.	(16,000)	(50,599)	(344)
Shimizu Corp.	(8,000)	(32,975)	(7,450)
Shiseido Co., Ltd.	(1,000)	(14,041)	(2,040)
Sony Corp.	(900)	(16,196)	682
Sumco Corp.	(6,800)	(59,712)	(277)
Takeda Pharmaceutical Co., Ltd.	(300)	(13,191)	(568)
TDK Corp.	(1,000)	(35,324)	(12,650)
Terumo Corp.	(1,000)	(48,479)	200
Toshiba Corp.	(10,000)	(40,811)	(1,287)
Toyota Industries Corp.	(200)	(8,476)	(565)
Unicharm Corp.	(100)	(4,878)	(828)
Yakult Honsha Co., Ltd.	(500)	(19,790)	(5,474)
Yamada Denki Co., Ltd.	(20,000)	(67,029)	1,609

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Yamaha Motor Co., Ltd.	(1,200)	$(16,379)	$(1,663)
Yokogawa Electric Corp.	(1,800)	(24,343)	(3,331)

			(100,252)

Total of Short Equity Positions			(100,252)

Total of Long and Short Equity Positions			74,053

Net Cash and Other Receivables/ (Payables) (b)			(15,067)

Swaps, at Value			$58,986

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Additional collateral for this position pledged to Deutsche Bank is included in the collateral noted in the other Deutsche Bank total return basket swaps.

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 3)
Deutsche Bank	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the Association of Singapore Banks Rate, which is denominated in SGD based on the local currencies of the positions within the swap.	12 months maturity 08/22/2014	$(670)

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2013.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Singapore
Noble Group Ltd.	35,000	$25,116	$4,691
Singapore Airlines Ltd.	1,000	8,285	(25)

			4,666

Total of Long Equity Positions			4,666

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Short Positions

Singapore
Golden Agri-Resources Ltd.	(29,000)	$(11,996)	$(558)
Keppel	(320)	5	(306)
Keppel Corp. Ltd.	(4,000)	(34,140)	(1,390)

The accompanying notes are an integral part of these financial statements.	(Continued)

76	AQR Funds	Annual Report	December 2013

Schedule of Investments	December 31, 2013

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Singapore (continued)
Singapore Telecommunications Ltd.	(8,000)	$(21,891)	$(1,374)

			(3,628)

Total of Short Equity Positions			(3,628)

Total of Long and Short Equity Positions			1,038

Net Cash and Other Receivables/ (Payables) (b)			(1,708)

Swaps, at Value			$(670)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Additional collateral for this position pledged to Deutsche Bank is included in the collateral noted in the other Deutsche Bank total return basket swaps.

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 3)
Deutsche Bank	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the CAD/USD Overnight Forward FX Swap Rate (+/– 40 bps), which is denominated in CAD based on the local currencies of the positions within the swap.	12 months maturity 07/11/2014	$(17,430)

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2013.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Canada
Alimentation Couche Tard, Inc.	500	$32,797	$4,803
Barrick Gold Corp.	1,600	26,601	1,580
Canadian National Railway Co.	328	16,841	1,859
Canadian Tire Corp. Ltd.	558	49,374	2,888
CGI Group, Inc.	700	25,491	(2,071)
Dollarama, Inc.	300	24,764	148
Eldorado Gold Corp.	4,100	23,853	(579)
Gildan Activewear, Inc.	1,016	45,862	8,284
IAMGOLD Corp.	5,300	21,140	(3,527)
Imperial Oil Ltd.	300	12,982	303
Kinross Gold Corp.	5,900	27,286	(1,459)
Magna International, Inc.	1,163	96,192	(831)
Methanex Corp.	194	10,365	1,108
Metro, Inc.	235	14,593	(235)
Open Text Corp.	234	18,357	3,168
Rogers Communications, Inc.	229	9,877	486

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Canada (continued)
Teck Resources Ltd.	788	$20,707	$(196)
Tim Hortons, Inc.	200	11,644	27
West Fraser Timber Co., Ltd.	500	42,338	6,427
Yamana Gold, Inc.	3,300	29,145	(689)

			21,494

Total of Long Equity Positions			21,494

Short Positions

Canada
Bombardier, Inc.	(900)	(4,007)	101
Bonavista Energy Corp.	(2,800)	(34,418)	(2,274)
Cameco Corp.	(449)	(7,720)	(1,596)
Canadian Pacific Railway Ltd.	(90)	(11,412)	(2,199)
Cenovus Energy, Inc.	(513)	(14,971)	289
Enbridge, Inc.	(157)	(6,335)	(524)
Finning International, Inc.	(654)	(14,842)	(1,873)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	77

Schedule of Investments	December 31, 2013

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Canada (continued)
First Quantum Minerals Ltd.	(2,623)	$(45,925)	$(1,337)
Lundin Mining Corp.	(3,205)	(13,522)	(357)
Manulife Financial Corp.	(3,314)	(57,079)	(8,311)
MEG Energy Corp.	(1,400)	(42,031)	1,689
Pengrowth Energy Corp.	(3)	—	(19)
Penn West Petroleum Ltd.	(2,700)	(22,719)	173
Potash Corp of Saskatchewan, Inc.	(962)	(29,792)	(1,923)
Power Financial Corp.	(748)	(22,861)	(2,489)
Precision Drilling Corp.	(1,100)	(9,944)	(349)
SNC-Lavalin Group, Inc.	(1,198)	(47,876)	(6,021)
Sun Life Financial, Inc.	(739)	(23,579)	(2,523)
Talisman Energy, Inc.	(1,000)	(11,475)	(152)
Toronto-Dominion Bank/The	(192)	(16,730)	(1,365)
TransAlta Corp.	(2,543)	(32,920)	649

			(30,411)

Total of Short Equity Positions			(30,411)

Total of Long and Short Equity Positions			(8,917)

Net Cash and Other Receivables/ (Payables) (b)			(8,513)

Swaps, at Value			$(17,430)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Additional collateral for this position pledged to Deutsche Bank is included in the collateral noted in the other Deutsche Bank total return basket swaps.

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 3)
Goldman Sachs	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the LIBOR, which is denominated in USD based on the local currencies of the positions within the swap.	12 months maturity ranging from 10/24/2014 - 12/22/2014	$125,854

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2013.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Bermuda
Assured Guaranty Ltd.	1,200	$24,168	$4,140
Axis Capital Holdings Co.	300	14,025	246
Marvell Technology Group Ltd.	1,600	18,800	4,208
Signet Jewelers Ltd.	400	29,972	1,508
Validus Holding Ltd.	200	7,832	226

			10,328

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Canada
Domtar Corp.	300	$25,881	$2,421

Ireland
Covidien PLC	100	6,360	450
Seagate Technology PLC	400	20,842	1,622

			2,072

The accompanying notes are an integral part of these financial statements.	(Continued)

78	AQR Funds	Annual Report	December 2013

Schedule of Investments	December 31, 2013

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Singapore
Avago Technologies Ltd.	300	$13,533	$2,334
Flextronics International Ltd.	2,000	17,335	(1,796)

			538

Switzerland
TE Connectivity Ltd.	900	47,232	2,367
Tyco International Ltd.	300	10,719	1,593

			3,960

United States
Abbott Laboratories	1,000	37,170	1,160
AbbVie, Inc.	600	29,314	2,372
Activision Blizzard, Inc.	3,400	59,840	782
Aetna, Inc.	100	6,418	441
Aflac, Inc.	300	19,833	207
AGCO Corp.	500	31,355	(1,760)
Akamai Technologies, Inc.	300	15,609	(1,455)
Alaska Air Group, Inc.	700	45,822	5,537
Allstate Corp.	700	37,765	413
Amazon.com, Inc.	100	36,696	3,183
Amdocs Ltd.	200	7,386	862
American Capital Ltd.	2,100	31,179	1,665
American Eagle Outfitters, Inc.	1,300	17,940	780
American International Group, Inc.	100	4,962	143
Ameriprise Financial, Inc.	300	30,963	3,552
AmerisourceBergen Corp.	600	38,772	3,414
Amgen, Inc.	500	57,880	(800)
AOL, Inc.	100	4,473	189
Apollo Group, Inc.	900	18,990	5,598
Applied Materials, Inc.	1,900	34,371	(760)
Archer-Daniels-Midland Co.	700	26,530	3,850
ARES Captial Corp.	1,200	20,880	444
Arrow Electronics, Inc.	100	4,947	478
Assurant, Inc.	700	41,398	5,061
Atmel Corp.	4,700	34,310	2,491
Atwood Oceanics, Inc.	200	10,426	252
Autodesk, Inc.	300	12,123	2,976
Avery Dennison Corp.	200	8,822	1,216
Avnet, Inc.	1,100	46,123	2,398
Baxter International, Inc.	400	26,896	924
Best Buy Co., Inc.	500	20,339	(399)
Biogen Idec, Inc.	200	52,509	3,441
Boeing Co./The	100	12,229	1,420
Boston Scientific Corp.	4,000	48,881	(801)
Brinker International, Inc.	200	8,200	1,068
Bristol-Myers Squibb Co.	100	5,229	86
Broadcom Corp.	600	16,242	1,548
Brocade Communications Systems, Inc.	9,400	76,774	6,605
CA, Inc.	1,600	48,032	5,808
Cabot Oil & Gas Corp.	200	7,268	484

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Capital One Financial Corp.	300	$21,645	$1,338
Cardinal Health, Inc.	500	28,295	5,110
CareFusion Corp.	1,000	39,420	400
CBOE Holdings, Inc.	500	27,175	(1,195)
CBS Corp.	100	5,844	530
Celgene Corp.	500	80,522	3,958
CF Industries Holdings, Inc.	100	20,954	2,350
Cheesecake Factory, Inc./The	100	4,341	486
Chevron Corp.	100	11,952	539
Chico’s FAS, Inc.	1,200	19,524	3,084
Chubb Corp.	100	9,221	442
Cigna Corp.	400	30,992	4,000
Cimarex Energy Co.	200	19,644	1,338
Cintas Corp.	100	5,298	661
Cisco Systems, Inc.	2,000	45,580	(680)
Coach, Inc.	700	37,898	1,393
Coca-Cola Enterprises, Inc.	1,300	54,483	2,886
Comcast Corp.	300	14,235	1,354
Computer Sciences Corp.	800	42,400	2,304
CoreLogic, Inc.	200	6,912	194
Corning, Inc.	1,000	14,830	2,990
Cummins, Inc.	200	26,088	2,106
CVR Energy, Inc.	100	4,081	262
CVS Caremark Corp.	100	6,000	1,157
Delta Air Lines, Inc.	400	9,924	1,064
Dillards, Inc.	600	48,318	10,008
Discover Financial Services	600	32,232	1,338
Dominos Pizza, Inc.	100	6,663	302
Dow Chemical Co./The	300	11,929	1,391
DSW, Inc.	200	8,150	396
E*Trade Financial Corp.	300	5,196	696
Electronic Arts, Inc.	300	6,633	249
Eli Lilly & Co.	600	29,820	780
Exelis, Inc.	1,200	22,223	649
Express Scripts PLC	200	12,408	1,640
F5 Networks, Inc.	200	16,804	1,368
Facebook, Inc.	1,400	65,785	10,739
Fifth Third BanCorp.	2,100	39,837	4,326
First Solar, Inc.	1,100	51,419	8,685
FLIR Systems, Inc.	1,000	28,990	1,110
Flowserve Corp.	400	25,400	6,132
Fluor Corp.	300	22,766	1,321
Foot Locker, Inc.	800	26,520	6,632
Fossil Group, Inc.	400	47,644	332
Franklin Resources, Inc.	600	32,106	2,532
GameStop Corp.	200	9,589	263
Gannett Co., Inc.	800	21,560	2,104
Gap, Inc./The	1,200	44,376	2,520
Gentex Corp.	600	15,834	3,960
Genworth Financial, Inc.	3,200	43,934	5,762
Gilead Sciences, Inc.	300	22,250	295

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	79

Schedule of Investments	December 31, 2013

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Goodyear Tire & Rubber Co./The	2,100	$46,509	$3,576
H&R Block, Inc.	600	17,448	(24)
Hanesbrands, Inc.	800	50,744	5,472
Harris Corp.	800	47,288	8,560
Health Net, Inc.	900	28,188	(1,485)
Helmerich & Payne, Inc.	600	45,504	4,944
Hess Corp.	400	32,733	467
Hewlett-Packard Co.	2,200	55,489	6,067
HollyFrontier Corp.	700	30,940	3,843
Humana, Inc.	200	18,770	1,874
Huntsman Corp.	1,400	31,080	3,360
IAC/InterActiveCorp.	400	21,904	5,572
Illinois Tool Works, Inc.	100	7,686	722
Ingredion, Inc.	300	20,385	153
Intel Corp.	900	21,537	1,827
International Paper Co.	400	18,112	1,500
InvesCo., Ltd.	500	16,230	1,970
ITT Corp.	300	11,046	1,980
Jabil Circuit, Inc.	2,000	44,120	(9,240)
Jacobs Engineering Group, Inc.	900	53,973	2,718
Johnson & Johnson	500	45,985	(190)
Johnson Controls, Inc.	300	15,072	318
Juniper Networks, Inc.	300	5,727	1,044
Kennametal, Inc.	100	4,457	750
KeyCorp.	1,000	12,550	870
KLA-Tencor Corp.	600	38,334	342
Kroger Co./The	1,200	50,652	(3,216)
Lam Research Corp.	200	10,708	182
Lexmark International, Inc.	700	24,325	539
Lincoln National Corp.	600	26,881	4,091
LPL Financial Holdings, Inc.	100	4,425	278
LSI Corp.	2,900	23,026	8,932
LyondellBasell Industries NV	900	69,813	2,439
Macy’s, Inc.	600	26,676	5,364
Manpower, Inc.	900	70,155	7,119
Marathon Oil Corp.	700	24,430	280
Masco Corp.	300	6,459	372
Mattel, Inc.	300	12,723	1,551
Maxim Integrated Products, Inc.	800	23,728	(1,400)
McKesson Corp.	200	28,564	3,716
Medtronic, Inc.	1,100	61,952	1,177
MetLife, Inc.	200	9,856	928
Microsoft Corp.	1,800	63,008	4,366
Myriad Genetics, Inc.	1,200	33,497	(8,321)
National Oilwell Varco, Inc.	100	8,099	(146)
Newell Rubbermaid, Inc.	1,100	31,548	4,103
News Corp.	500	8,809	201
Noble Corp. PLC	200	7,496	(2)
Northrop Grumman Corp.	700	70,511	9,716
Nu Skin Enterprises	300	32,055	9,411

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
NVIDIA Corp.	2,200	$34,364	$880
Occidental Petroleum Corp.	100	9,808	(298)
Oceaneering International, Inc.	300	24,873	(1,209)
Oil States International, Inc.	500	54,105	(3,245)
Old Republic International Corp.	1,000	15,350	1,920
Omnicare, Inc.	200	11,436	636
ON Semiconductor Corp.	1,400	9,968	1,568
Oracle Corp.	1,100	36,157	5,929
Oshkosh Corp.	300	14,181	933
Packaging Corp. of America	200	12,458	198
Patterson-UTI Energy, Inc.	2,100	48,783	4,389
Pfizer, Inc.	1,200	36,312	444
Polycom, Inc.	4,200	45,234	1,932
Prudential Financial, Inc.	100	8,262	960
Pulte Group, Inc.	2,600	43,316	9,646
Ralph Lauren Corp.	100	16,168	1,489
Raytheon Co.	300	23,289	3,921
Regal-Beloit Corp.	400	28,520	968
Regions Financial Corp.	2,600	25,844	(130)
Reinsurance Group of America, Inc.	400	28,788	2,176
Reliance Steel & Aluminum Co.	400	29,960	376
Robert Half International, Inc.	1,000	40,530	1,460
Rock-Tenn Co.	400	43,216	(1,212)
Ross Stores, Inc.	100	7,372	121
Rowan Cos. PLC	300	11,171	(563)
RR Donnelley & Sons Co.	300	5,022	1,062
Ryder System, Inc.	500	30,355	6,535
Schlumberger Ltd.	200	18,286	(264)
Skyworks Solutions, Inc.	800	19,669	3,179
Southwest Airlines Co.	3,300	52,833	9,339
Spirit Aerosystems Holdings, Inc.	1,200	38,754	2,142
State Street Corp.	1,000	69,520	3,870
Stryker Corp.	300	21,765	777
Superior Energy Services, Inc.	1,500	39,675	240
Symantec Corp.	1,700	42,653	(2,567)
Tesoro Corp.	700	33,488	7,462
Thermo Fisher Scientific, Inc.	100	9,562	1,573
Thor Industries, Inc.	100	5,328	195
Tidewater, Inc.	100	6,126	(199)
Time Warner Cable, Inc.	300	35,589	5,061
Time Warner, Inc.	200	13,590	354
Timken Co.	500	29,485	(1,950)
TJX Cos., Inc.	300	17,268	1,851
Towers Watson & Co.	300	33,024	5,259
Travelers Cos., Inc./The	600	51,612	2,712
Trinity Industries, Inc.	100	4,530	922

The accompanying notes are an integral part of these financial statements.	(Continued)

80	AQR Funds	Annual Report	December 2013

Schedule of Investments	December 31, 2013

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
TRW Automotive Holdings Corp.	600	$46,578	$(1,944)
Tupperware Brands Corp.	200	18,394	512
Twenty-First Century Fox, Inc.	600	20,592	516
Tyson Foods, Inc.	1,000	29,012	4,448
Union Pacific Corp.	200	30,232	3,368
United Therapeutics Corp.	200	17,576	5,040
UnitedHealth Group, Inc.	300	20,415	2,175
Universal Health Services, Inc.	100	7,913	213
Unum Group	1,100	35,101	3,487
Urban Outfitters, Inc.	200	7,286	134
URS Corp.	600	33,078	(1,284)
Valero Energy Corp.	1,100	42,229	13,211
ValueClick, Inc.	1,100	23,151	2,556
Viacom, Inc.	300	24,933	1,269
WABCO Holdings, Inc.	100	8,610	731
Waddell & Reed Financial, Inc.	600	34,410	4,662
WellCare Health Plans, Inc.	300	21,704	(578)
WellPoint, Inc.	400	35,436	1,520
Wells Fargo & Co.	1,000	42,680	2,720
Western Digital Corp.	1,000	70,890	13,010
Whirlpool Corp.	700	94,290	15,512
Whiting Petroleum Corp.	300	18,047	514
WR Grace & Co.	100	9,175	712
Yahoo!, Inc.	2,200	72,006	16,962

			447,452

Total of Long Equity Positions			466,771

Short Positions

Bermuda
Nabors Industries Ltd.	(600)	(10,494)	300

Canada
Lululemon Athletica, Inc.	(900)	(65,316)	12,189

Hong Kong
Michael Kors Holdings Ltd.	(500)	(40,350)	(245)

Netherlands
Core Laboratories NV	(200)	(37,970)	(220)

Switzerland
Weatherford International Ltd.	(200)	(3,240)	142

United Kingdom
Liberty Global PLC	(1,100)	(85,635)	(12,254)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States
Abercrombie & Fitch Co.	(200)	$(6,384)	$(198)
Actavis PLC	(200)	(30,207)	(3,393)
Acuity Brands, Inc.	(200)	(20,656)	(1,208)
ADT Corp.	(600)	(24,991)	709
Alcoa, Inc.	(4,900)	(42,091)	(9,996)
Allegheny Technologies, Inc.	(1,700)	(53,380)	(7,191)
Alliance Data Systems Corp.	(200)	(45,414)	(7,172)
Alpha Natural Resources, Inc.	(6,000)	(37,195)	(5,645)
AMETEK, Inc.	(400)	(18,264)	(2,804)
Ariad Pharmaceuticals, Inc.	(2,000)	(7,507)	(6,133)
Ascena Retail Group, Inc.	(400)	(7,796)	(668)
AT&T, Inc.	(1,100)	(37,884)	(792)
AutoNation, Inc.	(500)	(24,835)	(10)
Ball Corp.	(200)	(9,206)	(1,126)
Beam, Inc.	(500)	(34,805)	775
BioMarin Pharmaceutical, Inc.	(100)	(6,820)	(207)
Brookdale Senior Living, Inc.	(1,700)	(47,889)	1,683
Brown-Forman Corp.	(500)	(36,220)	(1,565)
Cabela’s, Inc.	(300)	(18,335)	(1,663)
Cablevision Systems Corp.	(1,100)	(17,303)	(2,420)
Cadence Design Systems, Inc.	(800)	(10,315)	(901)
Calpine Corp.	(1,400)	(27,524)	210
CarMax, Inc.	(500)	(24,435)	925
Carnival Corp.	(1,100)	(36,179)	(8,008)
Carter’s, Inc.	(100)	(7,035)	(144)
Catamaran Corp.	(800)	(36,811)	(1,173)
CenturyLink, Inc.	(2,400)	(79,800)	3,360
CH Robinson Worldwide, Inc.	(700)	(41,187)	349
Charles Schwab Corp./The	(1,700)	(40,154)	(4,046)
Cheniere Energy, Inc.	(100)	(3,930)	(382)
Chesapeake Energy Corp.	(800)	(22,104)	392
Chipotle Mexican Grill, Inc.	(100)	(43,907)	(9,371)
Church & Dwight Co., Inc.	(400)	(24,940)	(1,572)
Ciena Corp.	(3,600)	(95,748)	9,600
Clean Harbors, Inc.	(1,400)	(85,162)	1,218
Clorox Co./The	(200)	(17,050)	(1,502)
Coca-Cola Co./The	(200)	(7,710)	(552)
Community Health Systems, Inc.	(100)	(3,836)	(91)
Concho Resources, Inc.	(300)	(35,739)	3,339
Concur Technologies, Inc.	(500)	(53,830)	2,240
CONSOL Energy, Inc.	(900)	(33,993)	(243)
Constellation Brands, Inc.	(800)	(51,112)	(5,192)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	81

Schedule of Investments	December 31, 2013

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Con-way, Inc.	(300)	$(12,210)	$297
Crown Castle International Corp.	(500)	(38,405)	1,690
Cullen/Frost Bankers, Inc.	(200)	(14,261)	(625)
Cypress Semiconductor	(5,800)	(54,880)	(6,020)
DaVita HealthCare Partners, Inc.	(700)	(40,502)	(3,857)
Dean Foods Co.	(600)	(11,847)	1,533
DENTSPLY International, Inc.	(100)	(4,541)	(307)
Devon Energy Corp.	(200)	(12,594)	220
Dick’s Sporting Goods, Inc.	(700)	(36,435)	(4,235)
Diebold, Inc.	(1,000)	(33,826)	816
Discovery Communications, Inc.	(200)	(16,274)	(1,810)
DISH Network Corp.	(400)	(19,556)	(3,612)
Dollar Tree, Inc.	(300)	(17,706)	780
Dominion Resources, Inc.	(600)	(38,310)	(504)
eBay, Inc.	(600)	(30,852)	(2,082)
EMC Corp.	(1,300)	(32,006)	(689)
Equinix, Inc.	(400)	(67,180)	(3,800)
Exelon Corp.	(500)	(14,520)	825
Expedia, Inc.	(100)	(6,233)	(733)
Family Dollar Stores, Inc.	(200)	(14,194)	1,200
Fastenal Co.	(1,600)	(77,627)	1,611
First Horizon National Corp.	(3,200)	(36,124)	(1,156)
FirstEnergy Corp.	(700)	(26,299)	3,213
FMC Corp.	(100)	(7,340)	(206)
FMC Technologies, Inc.	(200)	(11,650)	1,208
Fortinet, Inc.	(2,200)	(43,457)	1,371
Fortune Brands Home & Security, Inc.	(200)	(8,639)	(501)
Freeport-McMoRan Copper & Gold, Inc.	(500)	(17,355)	(1,515)
Freescale Semiconductor Ltd.	(1,400)	(19,948)	(2,522)
Fresh Market, Inc.	(1,800)	(72,015)	(885)
General Electric Co.	(600)	(14,808)	(2,010)
Global Payments, Inc.	(800)	(47,366)	(4,626)
Harley-Davidson, Inc.	(700)	(45,836)	(2,632)
Hertz Global Holdings, Inc.	(900)	(20,884)	(4,874)
Hologic, Inc.	(2,500)	(55,050)	(825)
HomeAway, Inc.	(800)	(30,153)	(2,551)
Hospira, Inc.	(1,100)	(45,969)	561
Incyte Corp. Ltd.	(600)	(29,502)	(876)
Informatica Corp.	(400)	(14,808)	(1,792)
Interpublic Group of Cos., Inc./The	(600)	(10,134)	(486)
Intuitive Surgical, Inc.	(100)	(39,913)	1,505
Iron Mountain, Inc.	(2,300)	(60,348)	(9,457)
JB Hunt Transport Services, Inc.	(500)	(37,598)	(1,052)
JDS Uniphase Corp.	(2,900)	(43,964)	6,322

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
JetBlue Airways Corp.	(3,600)	$(32,617)	$1,837
Kansas City Southern	(100)	(11,316)	(1,067)
Kellogg Co.	(300)	(18,288)	(33)
Kinder Morgan, Inc.	(1,600)	(56,630)	(970)
Kirby Corp.	(200)	(17,920)	(1,930)
Kohl’s Corp.	(300)	(16,474)	(551)
Lamar Advertising Co.	(300)	(15,277)	(398)
Las Vegas Sands Corp.	(200)	(14,194)	(1,580)
Legg Mason, Inc.	(100)	(3,624)	(724)
Lennar Corp.	(1,600)	(56,478)	(6,818)
Level 3 Communications, Inc.	(4,700)	(131,506)	(24,393)
M&T Bank Corp.	(100)	(11,378)	(264)
Manitowoc Co., Inc./The	(600)	(11,208)	(2,784)
Marriott International, Inc.	(700)	(30,317)	(4,235)
Marsh & McLennan Cos., Inc.	(400)	(18,120)	(1,224)
Martin Marietta Materials, Inc.	(300)	(29,217)	(765)
McCormick & Co., Inc.	(300)	(20,418)	(258)
McDermott International, Inc.	(4,400)	(32,296)	(8,008)
MeadWestvaco Corp.	(300)	(11,559)	480
Medivation, Inc.	(800)	(50,207)	(849)
MEDNAXX, Inc.	(400)	(21,328)	(24)
MGM Resorts International	(2,500)	(51,950)	(6,850)
Micron Technology, Inc.	(1,000)	(22,077)	317
Mohawk Industries, Inc.	(100)	(14,331)	(559)
Mondelez International, Inc.	(500)	(16,145)	(1,505)
Monster Beverage Corp.	(1,000)	(57,450)	(10,320)
Morgan Stanley	(400)	(11,572)	(972)
Motorola Solutions, Inc.	(300)	(18,276)	(1,974)
MSC Industrial Direct Co., Inc.	(400)	(30,827)	(1,521)
Navistar International Corp.	(600)	(22,284)	(630)
NCR Corp.	(900)	(36,468)	5,814
Newfield Exploration Co.	(1,000)	(29,960)	5,330
Nordstrom, Inc.	(100)	(6,190)	10
Nuance Communications, Inc.	(2,000)	(34,640)	4,240
Nucor Corp.	(700)	(35,553)	(1,813)
Office Depot, Inc.	(1,500)	(7,845)	(90)
ONEOK, Inc.	(1,100)	(60,608)	(7,790)
Owens Corning	(100)	(3,699)	(373)
Owens-Illinois, Inc.	(200)	(6,044)	(1,112)
Palo Alto Networks, Inc.	(1,500)	(67,601)	(18,604)
Pandora Media, Inc.	(600)	(15,949)	(11)
Panera Bread Co.	(100)	(16,059)	(1,610)
Paychex, Inc.	(600)	(24,840)	(2,478)
Peabody Energy Corp.	(500)	(9,222)	(543)
Pepco Holdings, Inc.	(1,000)	(18,910)	(220)
PerkinElmer, Inc.	(400)	(15,080)	(1,412)
Perrigo Co PLC	(300)	(39,505)	(6,533)
Pharmacyclics, Inc.	(200)	(20,841)	(315)

The accompanying notes are an integral part of these financial statements.	(Continued)

82	AQR Funds	Annual Report	December 2013

Schedule of Investments	December 31, 2013

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Philip Morris International, Inc.	(400)	$(34,756)	$(96)
Polaris Industries, Inc.	(100)	(13,292)	(1,272)
Praxair, Inc.	(200)	(24,880)	(1,126)
PVH Corp.	(300)	(36,060)	(4,746)
QEP Resources, Inc.	(700)	(22,618)	1,163
Rackspace Hosting, Inc.	(1,500)	(69,199)	10,504
Range Resources Corp.	(400)	(31,416)	(2,308)
Riverbed Technology, Inc.	(4,900)	(69,286)	(19,306)
Rosetta Resources, Inc.	(300)	(17,352)	2,940
Royal Caribbean Cruises Ltd.	(500)	(21,834)	(1,876)
Salesforce.com, Inc.	(1,100)	(58,311)	(2,398)
Sally Beauty Holdings, Inc.	(100)	(2,614)	(409)
SanDisk Corp.	(400)	(27,388)	(828)
SBA Communications Corp.	(800)	(67,360)	(4,512)
Sealed Air Corp.	(1,500)	(41,820)	(9,255)
ServiceNow, Inc.	(100)	(5,131)	(470)
Sirius XM Holdings, Inc.	(4,400)	(15,561)	205
Sotheby’s	(500)	(25,720)	(880)
Southwestern Energy Co.	(300)	(11,073)	(726)
Spectra Energy Corp.	(1,100)	(38,500)	(682)
Stericycle, Inc.	(200)	(23,918)	684
Stratasys Ltd.	(300)	(35,283)	(5,127)
SunEdison, Inc.	(3,800)	(35,226)	(14,364)
SUPERVALU, Inc.	(7,100)	(53,442)	1,683
Sysco Corp.	(400)	(12,840)	(1,600)
T Rowe Price Group, Inc.	(200)	(15,268)	(1,486)
TECO Energy, Inc.	(400)	(6,864)	(32)
Tempur Sealy International, Inc.	(1,300)	(50,310)	(19,838)
Tenet Healthcare Corp.	(1,100)	(51,898)	5,566
Teradata Corp.	(1,000)	(42,837)	(2,653)
Teradyne, Inc.	(2,000)	(33,822)	(1,418)
Textron, Inc.	(1,700)	(46,784)	(15,708)
Theravance, Inc.	(1,300)	(47,755)	1,410
TIBCO Software, Inc.	(400)	(10,324)	1,332
Tiffany & Co.	(200)	(15,506)	(3,050)
Toll Brothers, Inc.	(900)	(29,647)	(3,653)
TransDigm Group, Inc.	(300)	(42,971)	(5,335)
Trimble Navigation Ltd.	(1,900)	(57,000)	(8,930)
Triumph Group, Inc.	(500)	(35,403)	(2,632)
Ultra Salon, Inc.	(400)	(49,476)	10,868
Under Armour, Inc.	(900)	(73,908)	(4,662)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
United Continental Holdings, Inc.	(1,000)	$(35,134)	$(2,696)
United Rentals, Inc.	(500)	(34,067)	(4,908)
United Technologies Corp.	(100)	(10,802)	(578)
Vantiv, Inc.	(600)	(17,720)	(1,846)
VeriFone Systems, Inc.	(2,000)	(46,094)	(7,546)
VeriSign, Inc.	(200)	(10,424)	(1,532)
Verisk Analytics, Inc.	(300)	(20,613)	897
Verizon Communications, Inc.	(800)	(39,120)	(192)
Visa, Inc.	(100)	(20,794)	(1,474)
Vmware, Inc.	(100)	(8,113)	(858)
Vulcan Materials Co	(900)	(50,929)	(2,549)
Walgreen Co.	(300)	(17,628)	396
Wendy’s Co./The	(2,800)	(23,716)	(700)
WESCO International, Inc.	(400)	(30,440)	(5,988)
Western Union Co./The	(1,200)	(21,972)	1,272
Williams Cos., Inc./The	(1,200)	(43,236)	(3,048)
Zions BanCorp.	(500)	(14,635)	(345)
Zynga, Inc.	(4,700)	(20,784)	2,924

			(343,532)

Total of Short Equity Positions			(343,620)

Total of Long and Short Equity Positions			123,151

Net Cash and Other Receivables/ (Payables) (b)			2,703

Swaps, at Value			$125,854

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Money Market Fund pledged to Goldman Sachs is included in collateral for total return swap contracts.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	83

Schedule of Investments	December 31, 2013

AQR LONG-SHORT EQUITY FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 3)
Goldman Sachs	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the LIBOR, which is denominated in CHF based on the local currencies of the positions within the swap.	12 months ranging from 10/24/2014 - 11/27/2014	$4,727

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2013.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Switzerland
Actelion Ltd.	406	$34,395	$42
Givaudan SA	3	4,203	89
Novartis AG	345	26,164	1,487
Roche Holding AG	317	86,846	1,954
Swisscom AG	27	14,053	217

			3,789

Total of Long Equity Positions			3,789

Short Positions

Switzerland
Cie Financiere Richemont SA	(331)	(33,725)	659
Credit Suisse Group AG	(1,083)	(35,522)	2,097
Dufry AG	(64)	(10,690)	(554)
Julius Baer Group Ltd.	(485)	(23,775)	468
Kuehne + Nagel International AG	(123)	(15,446)	(721)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Switzerland (continued)
Swiss Life Holding AG	(42)	$(8,476)	$(256)
UBS AG	(1,269)	(23,469)	(829)

			864

Total of Short Equity Positions			864

Total of Long and Short Equity Positions			4,653

Net Cash and Other Receivables/ (Payables) (b)			74

Swaps, at Value			$4,727

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.

(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Money Market Fund pledged to Goldman Sachs is included in collateral for total return swap contracts.

The accompanying notes are an integral part of these financial statements.	(Continued)

84	AQR Funds	Annual Report	December 2013

Schedule of Investments	December 31, 2013

AQR LONG-SHORT EQUITY FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 3)
Goldman Sachs	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the Euro Interbank Offered Rate, which is denominated in EUR based on the local currencies of the positions within the swap.	12 months maturity ranging from 10/23/2014 - 12/22/2014	$25,920

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2013.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Belgium
Anheuser-Busch InBev NV	138	$14,004	$670
Belgacom SA	517	15,177	123
Delhaize Group SA	524	32,222	(1,048)

			(255)

Finland
Fortum OYJ	494	11,515	(224)
Neste Oil OYJ	1,667	35,633	(2,665)
Nokia OYJ	998	8,200	(136)

			(3,025)

France
Bouygues SA	1,399	56,131	(3,226)
Cap Gemini SA	107	6,709	534
Cie Generale des Etablissements Michelin	44	4,789	(107)
Danone SA	778	56,218	(92)
Electricite de France SA	1,317	46,497	95
European Aeronautic Defence and Space Co. NV	879	58,624	8,857
Eutelsat Communications SA	769	23,077	917
Iliad SA	250	57,742	(6,520)
L’Oreal SA	119	20,148	750
Peugeot SA	1,408	18,599	(277)
Safran SA	285	18,084	1,732
Suez Environnement Co.	2,740	47,035	2,102
Thales SA	438	26,631	1,595
Total SA	866	52,898	257
Vinci SA	242	15,472	435
Vivendi SA	1,191	31,519	(104)

			6,948

Germany
Axel Springer SE	178	10,640	820
Brenntag AG	111	18,336	2,265

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Germany (continued)
Deutsche Lufthansa AG	2,816	$56,237	$3,453
Deutsche Post AG	1,364	45,250	4,570
Deutsche Telekom AG	6,612	106,520	7,406
E.ON SE	2,731	51,913	(1,422)
Hannover Rueck SE	109	8,447	923
HeidelbergCement AG	325	25,788	(1,109)
Henkel AG & Co. KGaA	45	4,585	645
Merck KGaA	362	59,121	5,832
Metro AG	136	6,251	342
Muenchener Rueckversicherungs AG	66	13,279	1,279
Porsche Automobil Holding SE	427	37,574	7,001
ProSiebenSat.1 Media AG	996	46,224	3,234
Sky Deutschland AG	1,224	12,255	1,274
Stada Arzneimittel AG	123	6,295	(205)
United Internet AG	1,450	57,482	4,331

			40,639

Italy
A2A SpA	12,359	14,232	232
Autogrill SpA	4,882	40,694	536
Enel Green Power SpA	13,679	32,371	2,043
Enel SpA	4,185	18,692	(431)
Eni SpA	1,389	33,758	(195)
Mediaset SpA	4,561	20,425	1,205
Prysmian SpA	1,551	38,720	1,213
Snam SpA	1,648	8,761	451
Terna Rete Elettrica Nazionale SpA	6,877	33,680	665

			5,719

Netherlands
Koninklijke Ahold NV	6,932	128,548	(3,972)
Koninklijke Philips NV	1,810	60,029	6,617

			2,645

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	85

Schedule of Investments	December 31, 2013

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Spain
ACS Actividades de Construccion y Servicios SA	1,470	$50,026	$648
Ebro Foods SA	652	15,308	(23)
Enagas SA	280	7,314	—
Ferrovial SA	1,551	28,990	1,056
Gas Natural SDG SA	1,917	45,996	3,347
Iberdrola SA	4,446	27,973	400
Repsol SA	572	15,153	(720)
Tecnicas Reunidas SA	213	10,735	842
Telefonica SA	444	7,853	(594)

			4,956

Total of Long Equity Positions			57,627

Short Positions

Belgium
Solvay SA	(33)	(5,219)	(4)

Finland
Nokian Renkaat OYJ	(1,319)	(64,951)	1,699
Stora Enso OYJ	(2,560)	(24,487)	(1,237)

			462

France
Accor SA	(419)	(18,627)	(1,163)
Air France-KLM	(2,112)	(21,628)	(444)
Alcatel-Lucent	(6,425)	(21,572)	(6,941)
Alstom SA	(908)	(31,406)	(1,706)
Arkema SA	(123)	(14,311)	(50)
CGG SA	(3,840)	(82,404)	15,761
Credit Agricole SA	(808)	(9,836)	(522)
Edenred	(228)	(7,598)	(36)
GDF Suez	(848)	(21,909)	1,965
Lafarge SA	(473)	(31,977)	(3,526)
LVMH Moet Hennessy Louis Vuitton SA	(27)	(5,124)	191
Orange SA	(445)	(6,339)	814
Remy Cointreau SA	(267)	(22,962)	534
Renault SA	(65)	(5,699)	468
Technip SA	(39)	(4,683)	929
Vallourec SA	(537)	(31,518)	2,222
Veolia Environnement SA	(4,301)	(79,893)	9,648

			18,144

Germany
Bayerische Motoren Werke AG	(215)	(24,241)	(1,007)
Commerzbank AG	(5,643)	(75,760)	(15,338)
Continental AG	(47)	(8,833)	(1,493)
Daimler AG	(600)	(48,262)	(3,808)
Deutsche Bank AG	(843)	(38,977)	(1,521)
Fresenius Medical Care AG & Co. KGaA	(139)	(9,060)	(854)
Infineon Technologies AG	(4,043)	(39,804)	(3,382)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Germany (continued)
LANXESS AG	(559)	$(37,872)	$520
MAN SE	(225)	(27,303)	(327)
RWE AG	(913)	(34,718)	1,267
SAP AG	(643)	(47,215)	(8,547)
Siemens AG	(54)	(6,629)	(776)

			(35,266)

Italy
Buzzi Unicem SpA	(1,209)	(21,490)	(271)
Fiat SpA	(7,506)	(61,450)	14
Mediobanca SpA	(669)	(5,619)	(231)
Pirelli & C. SpA	(950)	(13,388)	(3,047)
Telecom Italia SpA	(43,397)	(42,700)	(574)
Tod’s SpA	(16)	(2,811)	140

			(3,969)

Luxembourg
ArcelorMittal	(3,048)	(49,146)	(5,298)

Netherlands
Aegon NV	(1,594)	(14,292)	(814)
ASML Holding NV	(616)	(57,727)	31
CNH Industrial NV	(2,692)	(33,283)	2,523
Delta Lloyd NV	(240)	(5,657)	(303)
Fugro NV	(97)	(5,555)	(231)

			1,206

Spain
Banco de Sabadell SA	(18,397)	(45,744)	(2,295)
Bankia SA	(5,693)	(7,207)	(2,465)
Inditex SA	(377)	(60,127)	(2,120)
Obrascon Huarte Lain SA	(794)	(31,784)	(429)
Red Electrica Corp. SA	(393)	(25,018)	(1,219)

			(8,528)

Switzerland
STMicroelectronics NV	(763)	(5,625)	(471)

Total of Short Equity Positions			(33,724)

Total of Long and Short Equity Positions			23,903

Net Cash and Other Receivables/ (Payables) (b)			2,017

Swaps, at Value			$25,920

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Money Market Fund pledged to Goldman Sachs is included in collateral for total return swap contracts.

The accompanying notes are an integral part of these financial statements.	(Continued)

86	AQR Funds	Annual Report	December 2013

Schedule of Investments	December 31, 2013

AQR LONG-SHORT EQUITY FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 3)
Goldman Sachs	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the Stockholm Interbank Offered Rate, which is denominated in SEK based on the local currencies of the positions within the swap.	12 months maturity ranging from 10/24/2014 - 11/27/2014	$(12,645)

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2013.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Sweden
Electrolux AB	1,454	$37,689	$308
Securitas AB	3,804	43,567	(3,092)
Skanska AB	851	16,276	1,134
Swedish Match AB	192	6,522	(349)
Tele2 AB	884	11,567	(1,527)
Telefonaktiebolaget LM Ericsson	1,243	16,280	(1,103)

			(4,629)

Total of Long Equity Positions			(4,629)

Short Positions

Sweden
Elekta AB	(1,950)	(30,484)	643
Hennes & Mauritz AB	(145)	(6,152)	(526)
Hexagon AB	(1,799)	(49,547)	(7,359)
Sandvik AB	(1,130)	(15,947)	(2)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Sweden (continued)
Svenska Handelsbanken AB	(229)	$(10,094)	$(1,165)
Volvo AB	(1,503)	(20,264)	486

			(7,923)

Total of Short Equity Positions			(7,923)

Total of Long and Short Equity Positions			(12,552)

Net Cash and Other Receivables/ (Payables) (b)			(93)

Swaps, at Value			$(12,645)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Money Market Fund pledged to Goldman Sachs is included in collateral for total return swap contracts.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	87

Schedule of Investments	December 31, 2013

AQR LONG-SHORT EQUITY FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 3)
Goldman Sachs	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the Norway Interbank Offered Rate, which is denominated in NOK based on the local currencies of the positions within the swap.	12 months maturity ranging from 10/24/2014 - 12/22/2014	$(9,856)

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2013.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Norway
Petroleum Geo-Services ASA	333	$3,808	$126
Statoil ASA	1,908	42,915	3,480
Telenor ASA	2,057	50,070	(921)
TGS Nopec Geophysical Co. ASA	662	16,038	1,553
Yara International ASA	203	7,910	845

			5,083

Total of Long Equity Positions			5,083

Short Positions

Norway
Aker Solutions ASA	(3,390)	(48,942)	(11,751)
Marine Harvest ASA	(41,396)	(47,608)	(2,888)
Orkla ASA	(2,536)	(18,452)	(1,370)

			(16,009)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom
Subsea 7 SA	(633)	$(13,287)	$1,151

Total of Short Equity Positions			(14,858)

Total of Long and Short Equity Positions			(9,775)

Net Cash and Other Receivables/ (Payables) (b)			(81)

Swaps, at Value			$(9,856)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Money Market Fund pledged to Goldman Sachs is included in collateral for total return swap contracts.

The accompanying notes are an integral part of these financial statements.	(Continued)

88	AQR Funds	Annual Report	December 2013

Schedule of Investments	December 31, 2013

AQR LONG-SHORT EQUITY FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 3)
Goldman Sachs	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the Copenhagen Interbank Rate, which is denominated in DKK based on the local currencies of the positions within the swap.	12 months maturity ranging from 10/24/2014 - 12/22/2014	$4,966

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2013.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Denmark
Carlsberg A/S	104	$11,031	$477
Coloplast A/S	444	26,062	3,373
DSV A/S	179	5,157	720
Novo Nordisk A/S	184	32,191	1,547
Pandora A/S	424	22,543	504
TDC A/S	2,633	23,446	2,106
Vestas Wind Systems A/S	610	17,201	862

			9,589

Total of Long Equity Positions			9,589

Short Positions

Denmark
FLSmidth & Co. A/S	(197)	(10,083)	(690)
Novozymes A/S	(950)	(36,125)	(4,003)

			(4,693)

Total of Short Equity Positions			(4,693)

Total of Long and Short Equity Positions			4,896

Net Cash and Other Receivables/ (Payables) (b)			70

Swaps, at Value			$4,966

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Money Market Fund pledged to Goldman Sachs is included in collateral for total return swap contracts.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2013	89

Consolidated Schedule of Investments	December 31, 2013

AQR MANAGED FUTURES STRATEGY FUND

	SHARES	VALUE (Note 3)
MONEY MARKET FUNDS - 69.1%
BlackRock Liquidity Funds TempFund Portfolio - Series I, Institutional Shares, 0.050% (a) ^	314,660,695	$314,660,695
Dreyfus Treasury Cash Management, Class I, 0.010% (a) ^	1,258,642,781	1,258,642,781
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.000% (a)(b) ^	954,172,844	954,172,844
UBS Money Series - UBS Select Treasury Preferred Fund, Class I, 0.010% (a) ^	1,556,421,751	1,556,421,751

TOTAL MONEY MARKET FUNDS (Cost $4,083,898,071)		4,083,898,071

	PRINCIPAL AMOUNT (000’S)	VALUE (Note 3)
SHORT-TERM INVESTMENTS - 23.7%
U.S. Treasury Bill, 0.066%, 1/30/2014 (c) ^	$458,710	$458,703,578
U.S. Treasury Bill, 0.073%, 2/6/2014 (c)	382,922	382,916,356
U.S. Treasury Bill, 0.060%, 4/10/2014 (c) ^	290,700	290,662,500
U.S. Treasury Bill, 0.080%, 5/29/2014 (c) ^	134,500	134,468,392
U.S. Treasury Bill, 0.084%, 6/5/2014 (c) ^	134,500	134,466,913

TOTAL SHORT-TERM INVESTMENTS (cost $1,401,139,169)		1,401,217,739

TOTAL INVESTMENTS - 92.8% (cost $5,485,037,240)		5,485,115,810

OTHER ASSETS IN EXCESS OF LIABILITIES - 7.2% (d)		429,150,499

NET ASSETS - 100.0%		$5,914,266,309

(a)	Represents annualized seven-day yield as of December 31, 2013.
(b)	A portion of the security is pledged as collateral to the brokers for forward foreign currency exchange and swap contracts.
(c)	The rate shown is the effective yield at the date of purchase.
(d)	Includes appreciation on forward foreign currency exchange, futures and swap contracts.
^	All or a portion represents positions held in the respective Subsidiary (Note 2).

All securities are Level 2 with respect to ASC 820 (See Note 5).

Total return swap contracts outstanding as of December 31, 2013: Over the Counter
COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Bank of America	10-Year Japanese Government Bond	3/11/2014	JPY	15,831,189,000	$(624,816)
Barclays Capital	Brent Crude Futures^	1/16/2014	USD	6,686,820	71,969
Barclays Capital	Brent Crude Futures^	1/16/2014	USD	(6,852,740)	93,925
Barclays Capital	Brent Crude Futures^	2/13/2014	USD	6,832,000	(89,670)
Barclays Capital	Cocoa Futures^	3/14/2014	GBP	19,263,829	(902,234)
Barclays Capital	Coffee ‘C’ Futures^	3/19/2014	USD	(1,584,619)	(34,369)
Barclays Capital	Corn Futures^	3/14/2014	USD	(11,558,225)	58,725
Bank of America	Euro - Bobl Futures^	3/6/2014	EUR	72,146,117	(987,445)
Barclays Capital	Gold 100 OZ Futures^	2/26/2014	USD	(235,088,990)	12,903,950
Barclays Capital	Heating Oil Futures^	1/31/2014	USD	19,661,632	112,450
Barclays Capital	Heating Oil Futures^	1/31/2014	USD	(18,471,596)	(1,305,430)
Barclays Capital	Heating Oil Futures^	1/31/2014	USD	(21,783,497)	(102,031)
Bank of America	H-SHARES Index Futures	1/29/2014	HKD	146,906,876	263,960
Barclays Capital	Lean Hogs Futures^	2/14/2014	USD	82,541,139	(5,623,641)
Barclays Capital	Lean Hogs Futures^	2/14/2014	USD	(82,408,393)	2,484,397
Barclays Capital	LME Aluminum Futures^	3/17/2014	USD	48,036,037	(71,344)
Barclays Capital	LME Aluminum Futures^	3/17/2014	USD	(119,944,084)	(3,265,503)

The accompanying notes are an integral part of these financial statements.	(Continued)

90	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR MANAGED FUTURES STRATEGY FUND

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Capital	LME Copper Futures^	3/27/2014	USD	(81,350)	$(3,563)
Bank of America	MSCI Taiwan Stock Index Futures	1/28/2014	USD	29,087,335	747,545
Deutsche Bank	Natural Gas Futures^	1/29/2014	USD	52,700,480	(1,052,180)
Deutsche Bank	Natural Gas Futures^	1/29/2014	USD	(48,595,800)	(3,052,500)
Barclays Capital	Platinum Futures^	4/28/2014	USD	(75,913,365)	(2,805,375)
Barclays Capital	Silver Futures^	3/27/2014	USD	20,600,350	(261,739)
Barclays Capital	Silver Futures^	3/27/2014	USD	(157,422,143)	12,141,997
Barclays Capital	Soybean Futures^	3/14/2014	USD	144,660,810	(3,455,185)
Deutsche Bank	Soybean Meal Futures^	3/14/2014	USD	21,099,516	(749,916)
Barclays Capital	Soybean Oil Futures^	3/14/2014	USD	(40,771,842)	1,187,934
Bank of America	Swiss Market Index Futures	3/21/2014	CHF	42,308,009	2,310,025
Bank of America	U.S. Treasury 2-Year Note Futures	3/31/2014	USD	1,177,922,987	(2,365,737)
Barclays Capital	Wheat Futures^	3/14/2014	USD	(250,603,048)	13,677,936
Barclays Capital	Wheat Futures^	3/14/2014	USD	(58,987,352)	1,982,852
Deutsche Bank	WTI Crude Oil Futures^	1/21/2014	USD	39,862,410	(199,150)
Deutsche Bank	WTI Crude Oil Futures^	1/21/2014	USD	(62,558,430)	(1,119,310)

					$19,966,527

Money Market Fund is pledged as collateral to Bank of America, Barclays Capital, Merrill Lynch and Deutsche Bank for $5,050,655, $80,600,000, $1,052 and $12,300,000, respectively for total return swap contracts at December 31, 2013.

^ Represents positions held in the respective Subsidiary (Note 2).

Open futures contracts outstanding at December 31, 2013:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
697	Goldman Sachs	Brent Crude Futures^	March 13, 2014	$77,989,975	$77,039,410	$(950,565)
1,571	Goldman Sachs	Cocoa Futures^	March 14, 2014	43,314,683	42,561,506	(753,177)
2	Goldman Sachs	Gas Oil Futures^	February 12, 2014	189,915	188,700	(1,215)
62	J.P. Morgan	LME Aluminum Futures^	January 3, 2014	2,855,089	2,719,862	(135,227)
81	J.P. Morgan	LME Aluminum Futures^	January 8, 2014	3,783,234	3,559,282	(223,952)
78	J.P. Morgan	LME Aluminum Futures^	January 9, 2014	3,641,091	3,428,588	(212,503)
121	J.P. Morgan	LME Aluminum Futures^	January 10, 2014	5,698,148	5,320,460	(377,688)
89	J.P. Morgan	LME Aluminum Futures^	January 15, 2014	4,162,277	3,919,893	(242,384)
16	J.P. Morgan	LME Aluminum Futures^	January 22, 2014	749,633	706,240	(43,393)
23	J.P. Morgan	LME Aluminum Futures^	January 30, 2014	1,089,925	1,017,750	(72,175)
24	J.P. Morgan	LME Aluminum Futures^	January 31, 2014	1,132,097	1,062,330	(69,767)
160	J.P. Morgan	LME Aluminum Futures^	March 11, 2014	7,255,004	7,162,440	(92,564)
169	J.P. Morgan	LME Aluminum Futures^	March 12, 2014	7,663,378	7,567,524	(95,854)
329	J.P. Morgan	LME Aluminum Futures^	March 17, 2014	14,950,322	14,761,819	(188,503)
3	J.P. Morgan	LME Copper Futures^	February 12, 2014	534,737	552,731	17,994
33	J.P. Morgan	LME Copper Futures^	February 13, 2014	5,814,256	6,079,945	265,689
246	J.P. Morgan	LME Copper Futures^	February 14, 2014	42,861,649	45,322,425	2,460,776
132	J.P. Morgan	LME Copper Futures^	February 19, 2014	22,964,975	24,318,525	1,353,550
19	J.P. Morgan	LME Copper Futures^	February 20, 2014	3,311,739	3,499,681	187,942
31	J.P. Morgan	LME Copper Futures^	February 21, 2014	5,476,989	5,708,843	231,854
73	J.P. Morgan	LME Copper Futures^	March 3, 2014	12,683,902	13,443,406	759,504
51	J.P. Morgan	LME Copper Futures^	March 4, 2014	8,972,600	9,391,969	419,369
169	J.P. Morgan	LME Copper Futures^	March 13, 2014	30,510,208	31,122,406	612,198
537	J.P. Morgan	LME Copper Futures^	March 17, 2014	97,460,680	98,887,281	1,426,601
34	J.P. Morgan	LME Copper Futures^	March 18, 2014	6,169,180	6,261,313	92,133
74	J.P. Morgan	LME Nickel Futures^	January 24, 2014	6,457,963	6,149,031	(308,932)
41	J.P. Morgan	LME Nickel Futures^	January 28, 2014	3,606,117	3,407,570	(198,547)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	91

Consolidated Schedule of Investments	December 31, 2013

AQR MANAGED FUTURES STRATEGY FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
8	J.P. Morgan	LME Nickel Futures^	January 29, 2014	$701,715	$664,925	$(36,790)
41	J.P. Morgan	LME Nickel Futures^	January 30, 2014	3,599,602	3,407,909	(191,693)
46	J.P. Morgan	LME Nickel Futures^	January 31, 2014	4,037,806	3,823,696	(214,110)
33	J.P. Morgan	LME Nickel Futures^	February 20, 2014	2,692,869	2,745,829	52,960
57	J.P. Morgan	LME Nickel Futures^	February 21, 2014	4,624,319	4,743,075	118,756
49	J.P. Morgan	LME Nickel Futures^	March 3, 2014	3,954,402	4,079,797	125,395
44	J.P. Morgan	LME Nickel Futures^	March 4, 2014	3,601,052	3,663,708	62,656
57	J.P. Morgan	LME Nickel Futures^	March 5, 2014	4,728,269	4,746,447	18,178
19	J.P. Morgan	LME Nickel Futures^	March 6, 2014	1,577,800	1,582,243	4,443
34	J.P. Morgan	LME Nickel Futures^	March 13, 2014	2,854,155	2,832,554	(21,601)
353	J.P. Morgan	LME Nickel Futures^	March 17, 2014	30,000,905	29,418,252	(582,653)
41	J.P. Morgan	LME Nickel Futures^	March 18, 2014	3,466,953	3,416,738	(50,215)
42	J.P. Morgan	LME Nickel Futures^	March 20, 2014	3,602,172	3,500,490	(101,682)
39	J.P. Morgan	LME Nickel Futures^	March 24, 2014	3,386,382	3,251,235	(135,147)
49	J.P. Morgan	LME Zinc Futures^	January 23, 2014	2,391,387	2,507,220	115,833
84	J.P. Morgan	LME Zinc Futures^	January 24, 2014	4,054,086	4,298,553	244,467
109	J.P. Morgan	LME Zinc Futures^	January 28, 2014	5,351,001	5,580,228	229,227
42	J.P. Morgan	LME Zinc Futures^	January 29, 2014	2,067,967	2,150,400	82,433
100	J.P. Morgan	LME Zinc Futures^	January 30, 2014	4,935,519	5,120,525	185,006
126	J.P. Morgan	LME Zinc Futures^	January 31, 2014	6,168,508	6,452,555	284,047
40	J.P. Morgan	LME Zinc Futures^	February 12, 2014	1,886,583	2,051,000	164,417
85	J.P. Morgan	LME Zinc Futures^	February 13, 2014	3,999,427	4,358,821	359,394
165	J.P. Morgan	LME Zinc Futures^	February 14, 2014	7,775,556	8,462,149	686,593
95	J.P. Morgan	LME Zinc Futures^	February 19, 2014	4,493,104	4,874,688	381,584
105	J.P. Morgan	LME Zinc Futures^	February 20, 2014	4,958,187	5,388,259	430,072
241	J.P. Morgan	LME Zinc Futures^	February 21, 2014	11,397,351	12,368,421	971,070
134	J.P. Morgan	LME Zinc Futures^	March 3, 2014	6,286,554	6,882,843	596,289
147	J.P. Morgan	LME Zinc Futures^	March 4, 2014	6,964,431	7,551,207	586,776
71	J.P. Morgan	LME Zinc Futures^	March 11, 2014	3,462,635	3,649,329	186,694
131	J.P. Morgan	LME Zinc Futures^	March 12, 2014	6,438,253	6,733,826	295,573
97	J.P. Morgan	LME Zinc Futures^	March 13, 2014	4,758,365	4,986,552	228,187
1,080	J.P. Morgan	LME Zinc Futures^	March 17, 2014	53,719,676	55,561,050	1,841,374
95	J.P. Morgan	LME Zinc Futures^	March 18, 2014	4,751,831	4,886,562	134,731
92	J.P. Morgan	LME Zinc Futures^	March 20, 2014	4,632,204	4,721,900	89,696
88	J.P. Morgan	LME Zinc Futures^	March 24, 2014	4,507,219	4,518,206	10,987
1,650	Goldman Sachs	Natural Gas Futures^	February 19, 2014	70,729,204	69,795,000	(934,204)
1,031	Goldman Sachs	Soybean Futures^	March 14, 2014	67,509,589	66,628,375	(881,214)
1,141	Goldman Sachs	Soybean Meal Futures^	March 14, 2014	47,836,967	47,579,700	(257,267)
995	Barclays Capital	Amsterdam Index Futures	January 17, 2014	104,341,370	110,149,067	5,807,697
1,245	Barclays Capital	CAC40 Index Futures	January 17, 2014	70,269,842	73,622,409	3,352,567
724	Barclays Capital	DAX Index Futures	March 21, 2014	228,065,129	239,178,585	11,113,456
3,370	Barclays Capital	DJIA Mini E-CBOT Futures	March 21, 2014	265,025,696	277,923,900	12,898,204
1,635	Barclays Capital	E-Mini Russell 2000 Futures	March 21, 2014	180,098,524	189,888,900	9,790,376
3,818	Barclays Capital	Euro Stoxx 50 Index	March 21, 2014	155,981,256	163,245,296	7,264,040
964	Barclays Capital	FTSE 100 Index Futures	March 21, 2014	103,633,410	106,914,591	3,281,181
925	J.P. Morgan	FTSE/JSE Top 40 Index Futures	March 20, 2014	34,663,339	36,770,734	2,107,395
421	Barclays Capital	FTSE/MIB Index Futures	March 21, 2014	52,737,991	55,093,519	2,355,528
134	Barclays Capital	Hang Seng Index Futures	January 29, 2014	19,832,429	20,160,569	328,140
626	Barclays Capital	IBEX 35 Index Futures	January 17, 2014	80,463,507	84,994,109	4,530,602
769	Barclays Capital	MSCI Singapore Index Futures	January 29, 2014	43,503,925	44,508,704	1,004,779
1,014	Barclays Capital	MSCI Taiwan Stock Index Futures	January 28, 2014	30,108,512	30,744,480	635,968
3,925	Barclays Capital	NASDAQ 100 E-Mini Futures	March 21, 2014	271,458,288	281,324,375	9,866,087
2,739	Barclays Capital	S&P 500 E-Mini Futures	March 21, 2014	242,486,030	252,138,645	9,652,615
1,528	Barclays Capital	S&P MID 400 E-Mini Futures	March 21, 2014	196,596,714	204,660,320	8,063,606

The accompanying notes are an integral part of these financial statements.	(Continued)

92	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR MANAGED FUTURES STRATEGY FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
1,891	Barclays Capital	S&P/Toronto Stock Exchange 60 Index Futures	March 20, 2014	$268,191,969	$278,029,071	$9,837,102
1,804	Barclays Capital	SGX S&P CNX Nifty Index Futures	January 30, 2014	22,823,475	22,914,408	90,933
573	Barclays Capital	SPI 200 Index Futures	March 20, 2014	65,709,063	68,021,434	2,312,371
1,208	Barclays Capital	TOPIX Index Futures	March 13, 2014	143,722,895	149,408,413	5,685,518
491	J.P. Morgan	10-Year Japanese Government Bond	March 11, 2014	671,452,368	668,218,782	(3,233,586)
272	J.P. Morgan	3-Month Euro Euribor Futures	September 15, 2014	93,252,828	93,248,249	(4,579)
1,071	J.P. Morgan	3-Month Euro Euribor Futures	December 15, 2014	367,083,937	366,980,808	(103,129)
2,314	J.P. Morgan	3-Month Euro Euribor Futures	March 16, 2015	792,473,180	792,261,168	(212,012)
3,038	J.P. Morgan	3-Month Euro Euribor Futures	June 15, 2015	1,039,564,515	1,039,097,518	(466,997)
3,095	J.P. Morgan	3-Month Euro Euribor Futures	September 14, 2015	1,058,089,652	1,057,369,308	(720,344)
2,962	J.P. Morgan	3-Month Euro Euribor Futures	December 14, 2015	1,012,479,182	1,010,607,149	(1,872,033)
792	J.P. Morgan	90-Day EURODollar Futures	June 16, 2014	197,412,276	197,376,300	(35,976)
758	J.P. Morgan	90-Day EURODollar Futures	September 15, 2014	188,887,627	188,808,325	(79,302)
3,171	J.P. Morgan	90-Day EURODollar Futures	December 15, 2014	789,336,834	789,341,175	4,341
4,118	J.P. Morgan	90-Day EURODollar Futures	March 16, 2015	1,024,043,135	1,024,043,650	515
4,807	J.P. Morgan	90-Day EURODollar Futures	June 15, 2015	1,193,765,647	1,193,638,188	(127,459)
3,913	J.P. Morgan	90-Day EURODollar Futures	September 14, 2015	970,199,372	969,739,225	(460,147)
2,724	J.P. Morgan	90-Day EURODollar Futures	December 14, 2015	674,833,115	673,338,750	(1,494,365)
687	J.P. Morgan	Canadian 3-Month Bank Acceptance Futures	June 16, 2014	159,629,094	159,664,038	34,944
2,504	J.P. Morgan	Canadian 3-Month Bank Acceptance Futures	September 15, 2014	581,901,880	581,889,821	(12,059)

				14,229,321,777	14,339,459,180	110,137,403

Short Contracts:
1,200	Goldman Sachs	Coffee ‘C’ Futures^	March 19, 2014	(47,957,876)	(49,815,000)	(1,857,124)
11,356	Goldman Sachs	Corn Futures^	March 14, 2014	(249,456,290)	(239,611,600)	9,844,690
200	Goldman Sachs	Cotton No. 2 Futures^	March 7, 2014	(7,735,876)	(8,464,000)	(728,124)
955	Goldman Sachs	Lean Hogs Futures^	February 14, 2014	(32,981,672)	(32,632,350)	349,322
62	J.P. Morgan	LME Aluminum Futures^	January 3, 2014	(2,855,359)	(2,719,863)	135,496
81	J.P. Morgan	LME Aluminum Futures^	January 8, 2014	(3,786,582)	(3,559,282)	227,300
78	J.P. Morgan	LME Aluminum Futures^	January 9, 2014	(3,619,525)	(3,428,587)	190,938
121	J.P. Morgan	LME Aluminum Futures^	January 10, 2014	(5,699,623)	(5,320,460)	379,163
89	J.P. Morgan	LME Aluminum Futures^	January 15, 2014	(4,169,465)	(3,919,894)	249,571
16	J.P. Morgan	LME Aluminum Futures^	January 22, 2014	(743,300)	(706,240)	37,060
23	J.P. Morgan	LME Aluminum Futures^	January 30, 2014	(1,098,490)	(1,017,750)	80,740
24	J.P. Morgan	LME Aluminum Futures^	January 31, 2014	(1,127,350)	(1,062,330)	65,020
160	J.P. Morgan	LME Aluminum Futures^	March 11, 2014	(7,271,667)	(7,162,440)	109,227
169	J.P. Morgan	LME Aluminum Futures^	March 12, 2014	(7,646,899)	(7,567,525)	79,374
329	J.P. Morgan	LME Aluminum Futures^	March 17, 2014	(14,471,203)	(14,761,819)	(290,616)
3	J.P. Morgan	LME Copper Futures^	February 12, 2014	(535,274)	(552,731)	(17,457)
33	J.P. Morgan	LME Copper Futures^	February 13, 2014	(5,819,460)	(6,079,945)	(260,485)
246	J.P. Morgan	LME Copper Futures^	February 14, 2014	(42,893,177)	(45,322,425)	(2,429,248)
132	J.P. Morgan	LME Copper Futures^	February 19, 2014	(22,889,165)	(24,318,525)	(1,429,360)
19	J.P. Morgan	LME Copper Futures^	February 20, 2014	(3,323,441)	(3,499,682)	(176,241)
31	J.P. Morgan	LME Copper Futures^	February 21, 2014	(5,463,177)	(5,708,844)	(245,667)
73	J.P. Morgan	LME Copper Futures^	March 3, 2014	(12,698,682)	(13,443,406)	(744,724)
51	J.P. Morgan	LME Copper Futures^	March 4, 2014	(8,900,397)	(9,391,968)	(491,571)
169	J.P. Morgan	LME Copper Futures^	March 13, 2014	(30,537,948)	(31,122,406)	(584,458)
1,039	J.P. Morgan	LME Copper Futures^	March 17, 2014	(183,122,333)	(191,327,444)	(8,205,111)
34	J.P. Morgan	LME Copper Futures^	March 18, 2014	(6,162,429)	(6,261,312)	(98,883)
431	Goldman Sachs	LME Copper Futures^	March 27, 2014	(35,663,971)	(36,597,287)	(933,316)
74	J.P. Morgan	LME Nickel Futures^	January 24, 2014	(6,447,926)	(6,149,031)	298,895

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	93

Consolidated Schedule of Investments	December 31, 2013

AQR MANAGED FUTURES STRATEGY FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts: (continued)
41	J.P. Morgan	LME Nickel Futures^	January 28, 2014	$(3,594,713)	$(3,407,570)	$187,143
8	J.P. Morgan	LME Nickel Futures^	January 29, 2014	(702,223)	(664,924)	37,299
41	J.P. Morgan	LME Nickel Futures^	January 30, 2014	(3,599,141)	(3,407,910)	191,231
46	J.P. Morgan	LME Nickel Futures^	January 31, 2014	(4,045,788)	(3,823,695)	222,093
33	J.P. Morgan	LME Nickel Futures^	February 20, 2014	(2,704,219)	(2,745,829)	(41,610)
57	J.P. Morgan	LME Nickel Futures^	February 21, 2014	(4,623,136)	(4,743,074)	(119,938)
49	J.P. Morgan	LME Nickel Futures^	March 3, 2014	(3,956,613)	(4,079,797)	(123,184)
44	J.P. Morgan	LME Nickel Futures^	March 4, 2014	(3,558,958)	(3,663,707)	(104,749)
57	J.P. Morgan	LME Nickel Futures^	March 5, 2014	(4,739,327)	(4,746,447)	(7,120)
19	J.P. Morgan	LME Nickel Futures^	March 6, 2014	(1,574,737)	(1,582,243)	(7,506)
34	J.P. Morgan	LME Nickel Futures^	March 13, 2014	(2,853,889)	(2,832,554)	21,335
645	J.P. Morgan	LME Nickel Futures^	March 17, 2014	(52,624,325)	(53,753,532)	(1,129,207)
41	J.P. Morgan	LME Nickel Futures^	March 18, 2014	(3,473,435)	(3,416,738)	56,697
42	J.P. Morgan	LME Nickel Futures^	March 20, 2014	(3,596,016)	(3,500,490)	95,526
39	J.P. Morgan	LME Nickel Futures^	March 24, 2014	(3,387,537)	(3,251,236)	136,301
49	J.P. Morgan	LME Zinc Futures^	January 23, 2014	(2,389,873)	(2,507,220)	(117,347)
84	J.P. Morgan	LME Zinc Futures^	January 24, 2014	(4,052,500)	(4,298,553)	(246,053)
109	J.P. Morgan	LME Zinc Futures^	January 28, 2014	(5,362,573)	(5,580,227)	(217,654)
42	J.P. Morgan	LME Zinc Futures^	January 29, 2014	(2,071,563)	(2,150,400)	(78,837)
100	J.P. Morgan	LME Zinc Futures^	January 30, 2014	(4,930,417)	(5,120,525)	(190,108)
126	J.P. Morgan	LME Zinc Futures^	January 31, 2014	(6,180,038)	(6,452,555)	(272,517)
40	J.P. Morgan	LME Zinc Futures^	February 12, 2014	(1,887,183)	(2,051,000)	(163,817)
85	J.P. Morgan	LME Zinc Futures^	February 13, 2014	(3,994,879)	(4,358,821)	(363,942)
165	J.P. Morgan	LME Zinc Futures^	February 14, 2014	(7,783,215)	(8,462,149)	(678,934)
95	J.P. Morgan	LME Zinc Futures^	February 19, 2014	(4,482,532)	(4,874,687)	(392,155)
105	J.P. Morgan	LME Zinc Futures^	February 20, 2014	(4,971,871)	(5,388,259)	(416,388)
241	J.P. Morgan	LME Zinc Futures^	February 21, 2014	(11,409,122)	(12,368,421)	(959,299)
134	J.P. Morgan	LME Zinc Futures^	March 3, 2014	(6,273,569)	(6,882,843)	(609,274)
147	J.P. Morgan	LME Zinc Futures^	March 4, 2014	(6,910,320)	(7,551,206)	(640,886)
71	J.P. Morgan	LME Zinc Futures^	March 11, 2014	(3,473,527)	(3,649,329)	(175,802)
131	J.P. Morgan	LME Zinc Futures^	March 12, 2014	(6,415,453)	(6,733,826)	(318,373)
97	J.P. Morgan	LME Zinc Futures^	March 13, 2014	(4,764,923)	(4,986,552)	(221,629)
1,436	J.P. Morgan	LME Zinc Futures^	March 17, 2014	(68,141,163)	(73,877,250)	(5,736,087)
95	J.P. Morgan	LME Zinc Futures^	March 18, 2014	(4,765,430)	(4,886,563)	(121,133)
92	J.P. Morgan	LME Zinc Futures^	March 20, 2014	(4,610,159)	(4,721,900)	(111,741)
88	J.P. Morgan	LME Zinc Futures^	March 24, 2014	(4,494,417)	(4,518,206)	(23,789)
603	Goldman Sachs	Platinum Futures^	April 28, 2014	(39,800,133)	(41,420,070)	(1,619,937)
3,000	Goldman Sachs	Soybean Oil Futures^	March 14, 2014	(73,281,303)	(70,434,000)	2,847,303
15,079	Goldman Sachs	Sugar #11 (World Markets) Futures^	March 28, 2014	(285,077,658)	(277,139,957)	7,937,701
1,372	Goldman Sachs	Wheat Futures^	March 14, 2014	(45,210,921)	(41,523,675)	3,687,246
236	Barclays Capital	KOSPI Index 200 Futures	March 13, 2014	(28,964,471)	(29,702,658)	(738,187)
1,324	J.P. Morgan	3-Month Euro Euribor Futures	June 16, 2014	(453,793,418)	(454,036,171)	(242,753)
3,475	J.P. Morgan	90-Day Sterling Futures	June 18, 2014	(714,841,837)	(714,627,818)	214,019
2,334	J.P. Morgan	90-Day Sterling Futures	September 17, 2014	(479,592,174)	(479,427,524)	164,650
2,335	J.P. Morgan	90-Day Sterling Futures	December 17, 2014	(479,101,956)	(478,859,606)	242,350
2,683	J.P. Morgan	90-Day Sterling Futures	March 18, 2015	(549,616,537)	(549,199,695)	416,842
3,125	J.P. Morgan	90-Day Sterling Futures	June 17, 2015	(639,114,969)	(638,381,670)	733,299
3,394	J.P. Morgan	90-Day Sterling Futures	September 16, 2015	(692,670,955)	(691,752,857)	918,098
3,977	J.P. Morgan	90-Day Sterling Futures	December 16, 2015	(809,983,287)	(808,560,942)	1,422,345
3,596	J.P. Morgan	Australia 10-Year Bond Futures	March 17, 2014	(364,985,961)	(368,168,671)	(3,182,710)
1,338	J.P. Morgan	Australia 3-Year Bond Futures	March 17, 2014	(129,438,062)	(129,679,665)	(241,603)
1,967	J.P. Morgan	Canadian 10-Year Bond Futures	March 20, 2014	(236,821,572)	(234,688,237)	2,133,335
203	J.P. Morgan	Euro - Bund Futures	March 6, 2014	(39,038,999)	(38,865,603)	173,396
10,530	J.P. Morgan	Euro - SCHATZ Futures	March 6, 2014	(1,597,665,489)	(1,597,819,163)	(153,674)

The accompanying notes are an integral part of these financial statements.	(Continued)

94	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR MANAGED FUTURES STRATEGY FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts: (continued)
2,586	J.P. Morgan	Euro CHF 3-Month LIFFE Futures	June 16, 2014	$(724,783,981)	$(724,807,634)	$(23,653)
1,140	J.P. Morgan	Euro CHF 3-Month LIFFE Futures	September 15, 2014	(319,450,143)	(319,456,869)	(6,726)
1,359	J.P. Morgan	Euro-Buxl 30-Year Bond Futures	March 6, 2014	(229,912,178)	(228,125,703)	1,786,475
2,238	J.P. Morgan	Long Gilt Futures	March 27, 2014	(402,418,404)	(394,913,080)	7,505,324
2,027	J.P. Morgan	U.S. Long Bond Futures	March 20, 2014	(263,442,120)	(260,089,438)	3,352,682
2,777	J.P. Morgan	U.S. Treasury 10-Year Note Futures	March 20, 2014	(345,304,599)	(341,701,172)	3,603,427
1,995	J.P. Morgan	U.S. Treasury 5-Year Note Futures	March 31, 2014	(238,739,877)	(238,028,438)	711,439

				(11,206,528,345)	(11,193,974,700)	12,553,645

				$3,022,793,432	$3,145,484,480	$122,691,048

Cash held as collateral at Goldman Sachs, J.P. Morgan and Barclays Capital for futures contracts was $96,559,941, $118,591,131 and $41,565,265, respectively at December 31, 2013.

^ Represents positions held in the respective Subsidiary (Note 2).

Forward foreign currency exchange contracts outstanding as of December 31, 2013:

Over the Counter

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Swiss Franc, Expiring 03/19/14	The Royal Bank of Scotland	CHF	4,428,000	$4,868,728	$4,966,909	$98,181
Euro, Expiring 03/19/14	Credit Suisse International	EUR	1,488,353,488	2,038,000,926	2,047,483,242	9,482,316
Euro, Expiring 03/19/14	The Royal Bank of Scotland	EUR	1,488,353,484	2,038,009,359	2,047,483,239	9,473,880
British Pound, Expiring 03/19/14	Credit Suisse International	GBP	253,144,498	414,366,094	418,973,134	4,607,040
British Pound, Expiring 03/19/14	The Royal Bank of Scotland	GBP	253,144,496	414,367,567	418,973,130	4,605,563
Hong Kong Dollar, Expiring 03/19/14	Credit Suisse International	HKD	4,482,000	578,216	578,050	(166)
Hong Kong Dollar, Expiring 03/19/14	The Royal Bank of Scotland	HKD	35,900,000	4,631,735	4,630,078	(1,657)
Hungarian Forint, Expiring 03/19/14	Credit Suisse International	HUF	6,263,000,001	28,411,604	28,864,550	452,946
Hungarian Forint, Expiring 03/19/14	The Royal Bank of Scotland	HUF	6,263,000,001	28,408,970	28,864,550	455,580
Israeli Shekel, Expiring 03/19/14	Credit Suisse International	ILS	278,305,000	79,277,799	80,060,009	782,210
Israeli Shekel, Expiring 03/19/14	The Royal Bank of Scotland	ILS	281,305,001	80,124,377	80,923,022	798,645
Indian Rupee, Expiring 03/19/14*	Credit Suisse International	INR	2,315,000,000	36,708,658	36,767,684	59,026
Indian Rupee, Expiring 03/19/14*	The Royal Bank of Scotland	INR	2,315,000,000	36,708,659	36,767,684	59,025
Japanese Yen, Expiring 03/19/14	Credit Suisse International	JPY	7,505,617,000	72,893,918	71,298,693	(1,595,225)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	95

Consolidated Schedule of Investments	December 31, 2013

AQR MANAGED FUTURES STRATEGY FUND

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Japanese Yen, Expiring 03/19/14	The Royal Bank of Scotland	JPY	7,505,617,000	$72,896,246	$71,298,693	$(1,597,553)
Korean Won, Expiring 03/19/14*	Credit Suisse International	KRW	195,466,860,000	184,331,702	184,346,359	14,657
Korean Won, Expiring 03/19/14*	The Royal Bank of Scotland	KRW	196,466,860,000	185,275,348	185,289,467	14,119
Mexican Peso, Expiring 03/19/14	Credit Suisse International	MXN	854,500,000	64,819,612	65,055,165	235,553
Mexican Peso, Expiring 03/19/14	The Royal Bank of Scotland	MXN	854,500,000	64,822,723	65,055,165	232,442
Norwegian Krone, Expiring 03/19/14	Credit Suisse International	NOK	91,526,000	14,892,806	15,048,104	155,298
Norwegian Krone, Expiring 03/19/14	The Royal Bank of Scotland	NOK	91,526,000	14,893,408	15,048,104	154,696
New Zealand Dollar, Expiring 03/19/14	Credit Suisse International	NZD	498,234,002	408,792,785	407,513,066	(1,279,719)
New Zealand Dollar, Expiring 03/19/14	The Royal Bank of Scotland	NZD	498,234,000	408,791,146	407,513,065	(1,278,081)
Philippine Peso, Expiring 03/19/14*	The Royal Bank of Scotland	PHP	10,000,000	225,734	225,555	(179)
Poland Zloty, Expiring 03/19/14	Credit Suisse International	PLN	389,755,000	126,835,459	128,417,041	1,581,582
Poland Zloty, Expiring 03/19/14	The Royal Bank of Scotland	PLN	389,755,000	126,832,680	128,417,041	1,584,361
Russian Ruble, Expiring 03/19/14*	Credit Suisse International	RUB	244,100,000	7,332,127	7,330,424	(1,703)
Russian Ruble, Expiring 03/19/14*	The Royal Bank of Scotland	RUB	244,100,000	7,332,171	7,330,424	(1,747)
Swedish Krona, Expiring 03/19/14	Credit Suisse International	SEK	550,265,500	84,076,194	85,443,500	1,367,306
Swedish Krona, Expiring 03/19/14	The Royal Bank of Scotland	SEK	550,265,500	84,078,246	85,443,500	1,365,254
Singapore Dollar, Expiring 03/19/14	Credit Suisse International	SGD	88,045,000	70,471,663	69,771,220	(700,443)
Singapore Dollar, Expiring 03/19/14	The Royal Bank of Scotland	SGD	88,045,000	70,473,231	69,771,220	(702,011)
Taiwanese Dollar, Expiring 03/19/14*	Credit Suisse International	TWD	528,150,000	17,966,383	17,759,214	(207,169)
Taiwanese Dollar, Expiring 03/19/14*	The Royal Bank of Scotland	TWD	528,149,999	17,966,276	17,759,214	(207,062)

				$7,310,462,550	$7,340,469,515	$30,006,965

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/19/14	Credit Suisse International	AUD	(553,201,500)	$(497,921,264)	$(491,538,896)	$6,382,368
Australian Dollar, Expiring 03/19/14	The Royal Bank of Scotland	AUD	(553,201,500)	(497,914,503)	(491,538,896)	6,375,607
Brazilian Real, Expiring 03/19/14*	Credit Suisse International	BRL	(133,530,000)	(55,605,261)	(55,572,746)	32,515

The accompanying notes are an integral part of these financial statements.	(Continued)

96	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR MANAGED FUTURES STRATEGY FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Brazilian Real, Expiring 03/19/14*	The Royal Bank of Scotland	BRL	(133,530,000)	$(55,604,503)	$(55,572,745)	$31,758
Canadian Dollar, Expiring 03/19/14	Credit Suisse International	CAD	(472,654,501)	(443,099,542)	(444,140,733)	(1,041,191)
Canadian Dollar, Expiring 03/19/14	The Royal Bank of Scotland	CAD	(472,654,500)	(443,096,687)	(444,140,732)	(1,044,045)
Swiss Franc, Expiring 03/19/14	Credit Suisse International	CHF	(1,897,000)	(2,101,764)	(2,127,874)	(26,110)
Swiss Franc, Expiring 03/19/14	The Royal Bank of Scotland	CHF	(11,441,000)	(12,830,686)	(12,833,426)	(2,740)
Chilean Peso, Expiring 03/19/14*	Credit Suisse International	CLP	(13,124,000,000)	(24,342,226)	(24,767,587)	(425,361)
Chilean Peso, Expiring 03/19/14*	The Royal Bank of Scotland	CLP	(13,124,000,000)	(24,342,031)	(24,767,587)	(425,556)
Columbian Peso, Expiring 03/19/14*	Credit Suisse International	COP	(22,515,000,000)	(11,508,941)	(11,619,519)	(110,578)
Columbian Peso, Expiring 03/19/14*	The Royal Bank of Scotland	COP	(28,515,000,000)	(14,581,867)	(14,715,993)	(134,126)
Czech Republic Koruna, Expiring 03/19/14	Credit Suisse International	CZK	(954,916,000)	(47,678,848)	(48,114,842)	(435,994)
Czech Republic Koruna, Expiring 03/19/14	The Royal Bank of Scotland	CZK	(954,916,000)	(47,679,265)	(48,114,842)	(435,577)
Euro, Expiring 03/19/14	Credit Suisse International	EUR	(12,251,000)	(16,797,793)	(16,853,333)	(55,540)
Euro, Expiring 03/19/14	The Royal Bank of Scotland	EUR	(14,677,000)	(20,118,639)	(20,190,709)	(72,070)
British Pound, Expiring 03/19/14	Credit Suisse International	GBP	(69,596,000)	(113,912,991)	(115,186,600)	(1,273,609)
British Pound, Expiring 03/19/14	The Royal Bank of Scotland	GBP	(69,596,000)	(113,911,247)	(115,186,600)	(1,275,353)
Hong Kong Dollar, Expiring 03/19/14	The Royal Bank of Scotland	HKD	(17,997,000)	(2,321,405)	(2,321,100)	305
Hungarian Forint, Expiring 03/19/14	Credit Suisse International	HUF	(4,750,000,000)	(21,338,719)	(21,891,525)	(552,806)
Hungarian Forint, Expiring 03/19/14	The Royal Bank of Scotland	HUF	(4,750,000,000)	(21,342,114)	(21,891,524)	(549,410)
Indonesian Rupiah, Expiring 03/19/14*	Credit Suisse International	IDR	(389,050,000,000)	(31,544,835)	(31,536,004)	8,831
Indonesian Rupiah, Expiring 03/19/14*	The Royal Bank of Scotland	IDR	(409,050,000,000)	(33,155,037)	(33,157,184)	(2,147)
Israeli Shekel, Expiring 03/19/14	Credit Suisse International	ILS	(21,500,000)	(6,127,089)	(6,184,906)	(57,817)
Israeli Shekel, Expiring 03/19/14	The Royal Bank of Scotland	ILS	(21,500,000)	(6,127,698)	(6,184,906)	(57,208)
Indian Rupee, Expiring 03/19/14*	Credit Suisse International	INR	(2,793,800,000)	(44,550,941)	(44,372,162)	178,779
Indian Rupee, Expiring 03/19/14*	The Royal Bank of Scotland	INR	(2,793,800,000)	(44,551,185)	(44,372,162)	179,023
Japanese Yen, Expiring 03/19/14	Credit Suisse International	JPY	(182,866,096,500)	(1,777,488,913)	(1,737,114,175)	40,374,738
Japanese Yen, Expiring 03/19/14	The Royal Bank of Scotland	JPY	(182,921,985,500)	(1,778,028,098)	(1,737,645,085)	40,383,013

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	97

Consolidated Schedule of Investments	December 31, 2013

AQR MANAGED FUTURES STRATEGY FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Korean Won, Expiring 03/19/14*	Credit Suisse International	KRW	(2,500,000,000)	$(2,348,963)	$(2,357,770)	$(8,807)
Korean Won, Expiring 03/19/14*	The Royal Bank of Scotland	KRW	(2,500,000,000)	(2,348,938)	(2,357,770)	(8,832)
Mexican Peso, Expiring 03/19/14	Credit Suisse International	MXN	(560,000,000)	(42,817,633)	(42,634,162)	183,471
Mexican Peso, Expiring 03/19/14	The Royal Bank of Scotland	MXN	(560,000,000)	(42,818,251)	(42,634,162)	184,089
Malaysian Ringgit, Expiring 03/19/14*	Credit Suisse International	MYR	(139,155,000)	(42,764,058)	(42,292,213)	471,845
Malaysian Ringgit, Expiring 03/19/14*	The Royal Bank of Scotland	MYR	(139,155,000)	(42,763,558)	(42,292,213)	471,345
Norwegian Krone, Expiring 03/19/14	Credit Suisse International	NOK	(1,611,175,501)	(261,525,218)	(264,898,905)	(3,373,687)
Norwegian Krone, Expiring 03/19/14	The Royal Bank of Scotland	NOK	(1,611,175,501)	(261,525,867)	(264,898,905)	(3,373,038)
New Zealand Dollar, Expiring 03/19/14	Credit Suisse International	NZD	(268,035,000)	(219,522,707)	(219,229,849)	292,858
New Zealand Dollar, Expiring 03/19/14	The Royal Bank of Scotland	NZD	(268,035,000)	(219,516,769)	(219,229,849)	286,920
Philippine Peso, Expiring 03/19/14*	Credit Suisse International	PHP	(3,682,750,000)	(83,365,332)	(83,066,429)	298,903
Philippine Peso, Expiring 03/19/14*	The Royal Bank of Scotland	PHP	(3,682,750,000)	(83,364,997)	(83,066,429)	298,568
Russian Ruble, Expiring 03/19/14*	Credit Suisse International	RUB	(3,220,000,000)	(95,764,146)	(96,697,928)	(933,782)
Russian Ruble, Expiring 03/19/14*	The Royal Bank of Scotland	RUB	(3,230,000,000)	(96,062,831)	(96,998,232)	(935,401)
Swedish Krona, Expiring 03/19/14	Credit Suisse International	SEK	(1,833,586,500)	(280,170,065)	(284,713,557)	(4,543,492)
Swedish Krona, Expiring 03/19/14	The Royal Bank of Scotland	SEK	(1,833,586,499)	(280,170,546)	(284,713,556)	(4,543,010)
Singapore Dollar, Expiring 03/19/14	Credit Suisse International	SGD	(83,500,000)	(66,229,573)	(66,169,536)	60,037
Singapore Dollar, Expiring 03/19/14	The Royal Bank of Scotland	SGD	(83,500,000)	(66,231,749)	(66,169,536)	62,213
Turkish Lira, Expiring 03/19/14	Credit Suisse International	TRY	(218,045,000)	(104,661,140)	(99,860,954)	4,800,186
Turkish Lira, Expiring 03/19/14	The Royal Bank of Scotland	TRY	(218,045,000)	(104,646,357)	(99,860,954)	4,785,403
Taiwanese Dollar, Expiring 03/19/14*	Credit Suisse International	TWD	(1,655,000,000)	(55,973,382)	(55,649,909)	323,473
Taiwanese Dollar, Expiring 03/19/14*	The Royal Bank of Scotland	TWD	(1,655,000,000)	(55,972,570)	(55,649,909)	322,661
South African Rand, Expiring 03/19/14	Credit Suisse International	ZAR	(1,177,300,000)	(111,843,053)	(111,017,412)	825,641
South African Rand, Expiring 03/19/14	The Royal Bank of Scotland	ZAR	(1,177,300,000)	(111,845,536)	(111,017,412)	828,124

				(8,943,877,331)	(8,861,131,944)	82,745,387

				$(1,633,414,781)	$(1,520,662,429)	$112,752,352

The accompanying notes are an integral part of these financial statements.	(Continued)

98	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR MANAGED FUTURES STRATEGY FUND

Money Market Fund is pledged as collateral to The Royal Bank of Scotland for forward foreign currency exchange contracts in the amount of $9,324.

Additional cash held as collateral for forward currency exchange contracts for Credit Suisse International and The Royal Bank of Scotland was $57,820,000 and $71,680,000, respectively, at December 31, 2013.

*	Non deliverable forward. See Note 3 in the Notes to Financial Statements.

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

CLP - Chilean Peso

COP - Columbian Peso

CZK - Czech Republic Koruna

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

HUF - Hungarian Forint

IDR - Indonesian Rupiah

ILS - Israeli Shekel

INR - Indian Rupee

JPY - Japanese Yen

KRW - Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

NOK - Norwegian Krone

NZD - New Zealand Dollar

PHP - Philippine Peso

PLN - Poland Zloty

RUB - Russian Ruble

SEK - Swedish Krona

SGD - Singapore Dollar

TRY - Turkish Lira

TWD - Taiwanese Dollar

USD - United States Dollar

ZAR - South African Rand

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2013	99

Consolidated Schedule of Investments	December 31, 2013

AQR MANAGED FUTURES STRATEGY HV FUND

MONEY MARKET FUND - 74.8%	SHARES	VALUE (Note 3)
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.000% (a)(b)^ (Cost $28,980,474)	28,980,474	$28,980,474

	PRINCIPAL AMOUNT (000’s)
SHORT-TERM INVESTMENTS - 14.7%
U.S. Treasury Bill, 0.066%, 01/30/2014 (c)	$2,838	2,838,260
U.S. Treasury Bill, 0.073%, 02/06/2014 (c)	2,838	2,838,257

TOTAL SHORT-TERM INVESTMENTS (Cost $5,676,241)		5,676,517

TOTAL INVESTMENTS - 89.5% (Cost $34,656,715)		34,656,991

OTHER ASSETS IN EXCESS OF LIABILITIES - 10.5% (d)		4,064,414

NET ASSETS - 100.0%		$38,721,405

(a)	Represents annualized seven-day yield as of December 31, 2013.
(b)	A portion of the security is pledged as collateral to the brokers for swap contracts.
(c)	The rate shown is the effective yield at the date of purchase.
(d)	Includes appreciation on forward foreign currency exchange, futures and swap contracts.
^	All or a portion represents positions held in the respective Subsidiary (Note 2).

All securities are Level 2 with respect to ASC 820 (See Note 5).

Total return swap contracts outstanding as of December 31, 2013:

Over the Counter

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Capital	Brent Crude Futures^	1/16/2014	USD	(674,040)	$9,239
Barclays Capital	Brent Crude Futures^	1/16/2014	USD	662,610	2,190
Barclays Capital	Brent Crude Futures^	2/13/2014	USD	672,000	(8,820)
Barclays Capital	Cocoa Futures^	3/14/2014	GBP	213,887	(10,411)
Barclays Capital	Cocoa Futures^	3/14/2014	USD	139,640	(4,190)
Barclays Capital	Coffee ‘C’ Futures^	3/19/2014	USD	(406,312)	(8,813)
Barclays Capital	Corn Futures^	3/14/2014	USD	(1,373,207)	43,908
Bank of America	Euro - SCHATZ Futures	3/6/2014	EUR	(2,646,052)	(1,584)
Barclays Capital	Gas Oil Futures^	1/10/2014	USD	474,930	(3,478)
Barclays Capital	Gas Oil Futures^	1/10/2014	USD	(465,375)	(6,076)
Barclays Capital	Gas Oil Futures^	2/12/2014	USD	189,150	(719)
Barclays Capital	Gas Oil Futures^	2/12/2014	USD	(191,020)	2,588
Barclays Capital	Gasoline RBOB Futures^	12/31/2013	USD	1,029,668	24,082
Barclays Capital	Gasoline RBOB Futures^	12/31/2013	USD	(962,842)	(90,905)
Barclays Capital	Gasoline RBOB Futures^	1/31/2014	USD	804,577	13,809
Barclays Capital	Gasoline RBOB Futures^	1/31/2014	USD	(692,950)	(8,525)
Barclays Capital	Gold 100 OZ Futures^	2/26/2014	USD	(2,153,920)	110,010
Barclays Capital	Heating Oil Futures^	1/31/2014	USD	1,285,074	7,350
Barclays Capital	Heating Oil Futures^	1/31/2014	USD	(1,207,542)	(84,878)
Barclays Capital	Heating Oil Futures^	1/31/2014	USD	1,020,625	9,040
Barclays Capital	Heating Oil Futures^	1/31/2014	USD	(1,285,410)	(1,674)
Bank of America	H-SHARES Index Futures	1/29/2014	HKD	1,602,620	2,880
Barclays Capital	Lean Hogs Futures^	2/14/2014	USD	440,026	(29,981)
Barclays Capital	Lean Hogs Futures^	2/14/2014	USD	(455,957)	11,745
Barclays Capital	LME Aluminum Futures^	3/17/2014	USD	449,375	(687)
Barclays Capital	LME Aluminum Futures^	3/17/2014	USD	(1,091,629)	(30,090)
Barclays Capital	LME Copper Futures^	3/27/2014	USD	(81,350)	(3,562)

The accompanying notes are an integral part of these financial statements.	(Continued)

100	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR MANAGED FUTURES STRATEGY HV FUND

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Bank of America	Mini Japanese 10-Year Treasury Bond	3/10/2014	JPY	129,508,830	$(5,342)
Bank of America	MSCI Taiwan Stock Index Futures	1/28/2014	USD	147,802	3,798
Barclays Capital	Natural Gas Swap Futures^	1/29/2014	USD	515,640	$(8,038)
Barclays Capital	Natural Gas Swap Futures^	1/29/2014	USD	(478,200)	(29,393)
Barclays Capital	Natural Gas Swap Futures^	1/31/2014	USD	478,560	50,278
Barclays Capital	Natural Gas Swap Futures^	1/31/2014	USD	(434,160)	(94,676)
Barclays Capital	Platinum Futures^	4/28/2014	USD	(1,059,817)	(39,223)
Barclays Capital	Silver Futures^	3/27/2014	USD	391,900	(4,498)
Barclays Capital	Silver Futures^	3/27/2014	USD	(1,550,853)	98,061
Barclays Capital	Soybean Futures^	3/14/2014	USD	2,112,679	(44,679)
Barclays Capital	Soybean Meal Futures^	3/14/2014	USD	814,280	(21,980)
Barclays Capital	Soybean Oil Futures^	3/14/2014	USD	(500,970)	7,932
Barclays Capital	Sugar #11 (World Markets) Futures^	2/28/2014	USD	(182,336)	(1,456)
Bank of America	Swiss Market Index Futures	3/21/2014	CHF	467,753	21,220
Bank of America	U.S. Treasury 2-Year Note Futures	3/31/2014	USD	10,793,404	(22,592)
Barclays Capital	Wheat Futures^	3/14/2014	USD	(2,172,592)	114,742
Barclays Capital	Wheat Futures^	3/14/2014	USD	(660,217)	19,717
Barclays Capital	WTI Crude Oil Futures^	1/21/2014	USD	787,700	(340)
Barclays Capital	WTI Crude Oil Futures^	1/21/2014	USD	(873,790)	(11,988)

					$(26,009)

Money Market Fund is pledged as collateral to Bank of America and Barclays Capital for total return swap contracts in the amount of $120,001 and $1,540,000, respectively, at December 31, 2013.

^ Represents positions held in the respective Subsidiary (Note 2).

Open futures contracts outstanding at December 31, 2013:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
2	Goldman Sachs	Brent Crude Futures^	February 13, 2014	$222,347	$221,060	$(1,287)
12	Goldman Sachs	Cocoa Futures^	March 14, 2014	332,134	328,196	(3,938)
1	J.P. Morgan	LME Aluminum Futures^	January 3, 2014	46,050	43,869	(2,181)
1	J.P. Morgan	LME Aluminum Futures^	January 9, 2014	46,681	43,957	(2,724)
1	J.P. Morgan	LME Aluminum Futures^	January 15, 2014	46,767	44,044	(2,723)
1	J.P. Morgan	LME Aluminum Futures^	February 5, 2014	45,427	44,332	(1,095)
1	J.P. Morgan	LME Aluminum Futures^	March 5, 2014	44,498	44,688	190
1	J.P. Morgan	LME Aluminum Futures^	March 17, 2014	44,433	44,868	435
1	J.P. Morgan	LME Copper Futures^	February 7, 2014	178,221	184,226	6,005
2	J.P. Morgan	LME Copper Futures^	February 14, 2014	348,410	368,475	20,065
1	J.P. Morgan	LME Copper Futures^	February 19, 2014	173,977	184,231	10,254
4	J.P. Morgan	LME Copper Futures^	March 17, 2014	727,789	736,600	8,811
1	J.P. Morgan	LME Nickel Futures^	January 30, 2014	87,795	83,120	(4,675)
1	J.P. Morgan	LME Nickel Futures^	March 3, 2014	80,702	83,261	2,559
1	J.P. Morgan	LME Nickel Futures^	March 12, 2014	85,192	83,305	(1,887)
1	J.P. Morgan	LME Nickel Futures^	March 17, 2014	84,587	83,340	(1,247)
1	J.P. Morgan	LME Zinc Futures^	January 28, 2014	49,092	51,195	2,103
1	J.P. Morgan	LME Zinc Futures^	January 29, 2014	49,237	51,200	1,963
1	J.P. Morgan	LME Zinc Futures^	January 30, 2014	49,355	51,205	1,850
1	J.P. Morgan	LME Zinc Futures^	January 31, 2014	48,956	51,210	2,254
1	J.P. Morgan	LME Zinc Futures^	February 12, 2014	47,165	51,275	4,110

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	101

Consolidated Schedule of Investments	December 31, 2013

AQR MANAGED FUTURES STRATEGY HV FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
1	J.P. Morgan	LME Zinc Futures^	February 13, 2014	$47,052	$51,280	$4,228
1	J.P. Morgan	LME Zinc Futures^	February 14, 2014	47,065	51,286	4,221
1	J.P. Morgan	LME Zinc Futures^	February 19, 2014	47,296	51,313	4,017
1	J.P. Morgan	LME Zinc Futures^	February 20, 2014	47,221	51,317	4,096
1	J.P. Morgan	LME Zinc Futures^	February 21, 2014	47,252	51,321	4,069
1	J.P. Morgan	LME Zinc Futures^	March 3, 2014	46,915	51,365	4,450
1	J.P. Morgan	LME Zinc Futures^	March 10, 2014	48,377	51,395	3,018
2	J.P. Morgan	LME Zinc Futures^	March 11, 2014	97,539	102,798	5,259
1	J.P. Morgan	LME Zinc Futures^	March 12, 2014	49,147	51,403	2,256
1	J.P. Morgan	LME Zinc Futures^	March 13, 2014	49,055	51,407	2,352
6	J.P. Morgan	LME Zinc Futures^	March 17, 2014	294,757	308,699	13,942
1	J.P. Morgan	LME Zinc Futures^	March 18, 2014	50,019	51,437	1,418
20	Goldman Sachs	Natural Gas Futures^	January 29, 2014	879,818	846,000	(33,818)
10	Barclays Capital	Amsterdam Index Futures	January 17, 2014	1,056,403	1,107,026	50,623
12	Barclays Capital	CAC40 Index Futures	January 17, 2014	679,560	709,614	30,054
7	Barclays Capital	DAX Index Futures	March 21, 2014	2,215,534	2,312,500	96,966
31	Barclays Capital	DJIA Mini E-CBOT Futures	March 21, 2014	2,446,121	2,556,570	110,449
15	Barclays Capital	E-Mini Russell 2000 Futures	March 21, 2014	1,652,712	1,742,100	89,388
36	Barclays Capital	Euro Stoxx 50 Index	March 21, 2014	1,474,979	1,539,243	64,264
9	Barclays Capital	FTSE 100 Index Futures	March 21, 2014	968,876	998,165	29,289
8	J.P. Morgan	FTSE/JSE Top 40 Index Futures	March 20, 2014	299,791	318,017	18,226
4	Barclays Capital	FTSE/MIB Index Futures	March 21, 2014	504,129	523,454	19,325
1	Barclays Capital	Hang Seng Index Futures	January 29, 2014	148,003	150,452	2,449
6	Barclays Capital	IBEX 35 Index Futures	January 17, 2014	774,301	814,640	40,339
6	Barclays Capital	MSCI Singapore Index Futures	January 29, 2014	339,700	347,272	7,572
11	Barclays Capital	MSCI Taiwan Stock Index Futures	January 28, 2014	326,531	333,520	6,989
36	Barclays Capital	NASDAQ 100 E-Mini Futures	March 21, 2014	2,491,878	2,580,300	88,422
25	Barclays Capital	S&P 500 E-Mini Futures	March 21, 2014	2,217,839	2,301,375	83,536
14	Barclays Capital	S&P MID 400 E-Mini Futures	March 21, 2014	1,805,439	1,875,160	69,721
18	Barclays Capital	S&P/Toronto Stock Exchange 60 Index Futures	March 20, 2014	2,558,838	2,646,496	87,658
15	Barclays Capital	SGX S&P CNX Nifty Index Futures	January 30, 2014	189,875	190,530	655
6	Barclays Capital	SPI 200 Index Futures	March 20, 2014	692,247	712,267	20,020
10	Barclays Capital	TOPIX Index Futures	March 13, 2014	1,190,481	1,236,825	46,344
3	J.P. Morgan	3-Month Euro Euribor Futures	September 15, 2014	1,028,493	1,028,473	(20)
11	J.P. Morgan	3-Month Euro Euribor Futures	December 15, 2014	3,770,146	3,769,178	(968)
21	J.P. Morgan	3-Month Euro Euribor Futures	March 16, 2015	7,192,038	7,189,924	(2,114)
27	J.P. Morgan	3-Month Euro Euribor Futures	June 15, 2015	9,239,149	9,234,902	(4,247)
30	J.P. Morgan	3-Month Euro Euribor Futures	September 14, 2015	10,256,663	10,249,137	(7,526)
28	J.P. Morgan	3-Month Euro Euribor Futures	December 14, 2015	9,570,000	9,553,343	(16,657)
7	J.P. Morgan	90-Day EURODollar Futures	June 16, 2014	1,744,775	1,744,487	(288)

The accompanying notes are an integral part of these financial statements.	(Continued)

102	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR MANAGED FUTURES STRATEGY HV FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
6	J.P. Morgan	90-Day EURODollar Futures	September 15, 2014	$1,495,190	$1,494,525	$(665)
29	J.P. Morgan	90-Day EURODollar Futures	December 15, 2014	7,218,087	7,218,825	738
38	J.P. Morgan	90-Day EURODollar Futures	March 16, 2015	9,448,288	9,449,650	1,362
43	J.P. Morgan	90-Day EURODollar Futures	June 15, 2015	10,677,133	10,677,437	304
36	J.P. Morgan	90-Day EURODollar Futures	September 14, 2015	8,923,896	8,921,700	(2,196)
25	J.P. Morgan	90-Day EURODollar Futures	December 14, 2015	6,193,443	6,179,687	(13,756)
6	J.P. Morgan	Canadian 3-Month Bank Acceptance Futures	June 16, 2014	1,394,192	1,394,446	254
24	J.P. Morgan	Canadian 3-Month Bank Acceptance Futures	September 15, 2014	5,577,554	5,577,219	(335)
38	J.P. Morgan	Mini Japanese 10-Year Treasury Bond	March 10, 2014	5,193,394	5,169,747	(23,647)

				127,546,006	128,496,884	950,878

Short Contracts:
47	Goldman Sachs	Corn Futures^	March 14, 2014	(1,040,097)	(991,700)	48,397
8	Goldman Sachs	Lean Hogs Futures^	February 14, 2014	(276,413)	(273,360)	3,053
1	J.P. Morgan	LME Aluminum Futures^	January 3, 2014	(46,054)	(43,868)	2,186
1	J.P. Morgan	LME Aluminum Futures^	January 9, 2014	(46,404)	(43,956)	2,448
1	J.P. Morgan	LME Aluminum Futures^	January 15, 2014	(46,848)	(44,044)	2,804
1	J.P. Morgan	LME Aluminum Futures^	February 5, 2014	(45,504)	(44,333)	1,171
1	J.P. Morgan	LME Aluminum Futures^	March 5, 2014	(44,273)	(44,688)	(415)
1	J.P. Morgan	LME Aluminum Futures^	March 17, 2014	(43,985)	(44,868)	(883)
1	J.P. Morgan	LME Copper Futures^	February 7, 2014	(178,477)	(184,226)	(5,749)
2	J.P. Morgan	LME Copper Futures^	February 14, 2014	(348,781)	(368,475)	(19,694)
1	J.P. Morgan	LME Copper Futures^	February 19, 2014	(173,403)	(184,231)	(10,828)
8	J.P. Morgan	LME Copper Futures^	March 17, 2014	(1,415,333)	(1,473,175)	(57,842)
4	Goldman Sachs	LME Copper Futures^	March 27, 2014	(328,387)	(339,650)	(11,263)
1	J.P. Morgan	LME Nickel Futures^	January 30, 2014	(87,784)	(83,120)	4,664
1	J.P. Morgan	LME Nickel Futures^	March 3, 2014	(80,747)	(83,261)	(2,514)
1	J.P. Morgan	LME Nickel Futures^	March 12, 2014	(84,550)	(83,306)	1,244
4	J.P. Morgan	LME Nickel Futures^	March 17, 2014	(323,107)	(333,360)	(10,253)
1	J.P. Morgan	LME Zinc Futures^	January 28, 2014	(49,198)	(51,195)	(1,997)
1	J.P. Morgan	LME Zinc Futures^	January 29, 2014	(49,323)	(51,200)	(1,877)
1	J.P. Morgan	LME Zinc Futures^	January 30, 2014	(49,304)	(51,205)	(1,901)
1	J.P. Morgan	LME Zinc Futures^	January 31, 2014	(49,048)	(51,211)	(2,163)
1	J.P. Morgan	LME Zinc Futures^	February 12, 2014	(47,180)	(51,275)	(4,095)
1	J.P. Morgan	LME Zinc Futures^	February 13, 2014	(46,999)	(51,281)	(4,282)
1	J.P. Morgan	LME Zinc Futures^	February 14, 2014	(47,173)	(51,285)	(4,112)
1	J.P. Morgan	LME Zinc Futures^	February 19, 2014	(47,185)	(51,313)	(4,128)
1	J.P. Morgan	LME Zinc Futures^	February 20, 2014	(47,351)	(51,317)	(3,966)
1	J.P. Morgan	LME Zinc Futures^	February 21, 2014	(47,222)	(51,322)	(4,100)
1	J.P. Morgan	LME Zinc Futures^	March 3, 2014	(46,818)	(51,365)	(4,547)
1	J.P. Morgan	LME Zinc Futures^	March 10, 2014	(48,373)	(51,395)	(3,022)
2	J.P. Morgan	LME Zinc Futures^	March 11, 2014	(97,846)	(102,798)	(4,952)
1	J.P. Morgan	LME Zinc Futures^	March 12, 2014	(48,973)	(51,403)	(2,430)
1	J.P. Morgan	LME Zinc Futures^	March 13, 2014	(49,123)	(51,408)	(2,285)
9	J.P. Morgan	LME Zinc Futures^	March 17, 2014	(423,326)	(463,050)	(39,724)
1	J.P. Morgan	LME Zinc Futures^	March 18, 2014	(50,162)	(51,437)	(1,275)
3	Goldman Sachs	Platinum Futures^	April 28, 2014	(198,084)	(206,070)	(7,986)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	103

Consolidated Schedule of Investments	December 31, 2013

AQR MANAGED FUTURES STRATEGY HV FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts: (continued)
30	Goldman Sachs	Soybean Oil Futures^	March 14, 2014	$(733,177)	$(704,340)	$28,837
124	Goldman Sachs	Sugar #11 (World Markets) Futures^	February 28, 2014	(2,346,680)	(2,279,021)	67,659
8	Goldman Sachs	Wheat Futures^	March 14, 2014	(264,297)	(242,100)	22,197
2	Barclays Capital	KOSPI Index 200 Futures	March 13, 2014	(246,205)	(251,717)	(5,512)
12	J.P. Morgan	3-Month Euro Euribor Futures	June 16, 2014	(4,112,935)	(4,115,132)	(2,197)
34	J.P. Morgan	90-Day Sterling Futures	June 18, 2014	(6,993,921)	(6,992,041)	1,880
23	J.P. Morgan	90-Day Sterling Futures	September 17, 2014	(4,725,879)	(4,724,436)	1,443
23	J.P. Morgan	90-Day Sterling Futures	December 17, 2014	(4,719,029)	(4,716,818)	2,211
27	J.P. Morgan	90-Day Sterling Futures	March 18, 2015	(5,530,513)	(5,526,795)	3,718
31	J.P. Morgan	90-Day Sterling Futures	June 17, 2015	(6,339,232)	(6,332,746)	6,486
33	J.P. Morgan	90-Day Sterling Futures	September 16, 2015	(6,733,881)	(6,725,941)	7,940
39	J.P. Morgan	90-Day Sterling Futures	December 16, 2015	(7,941,329)	(7,929,061)	12,268
30	J.P. Morgan	Australia 10-Year Bond Futures	March 17, 2014	(3,044,891)	(3,071,485)	(26,594)
11	J.P. Morgan	Australia 3-Year Bond Futures	March 17, 2014	(1,064,139)	(1,066,125)	(1,986)
16	J.P. Morgan	Canadian 10-Year Bond Futures	March 20, 2014	(1,925,158)	(1,909,004)	16,154
2	J.P. Morgan	Euro - Bund Futures	March 6, 2014	(384,621)	(382,913)	1,708
63	J.P. Morgan	Euro - SCHATZ Futures	March 6, 2014	(9,559,358)	(9,559,602)	(244)
25	J.P. Morgan	Euro CHF 3-Month LIFFE Futures	June 16, 2014	(7,006,670)	(7,007,034)	(364)
11	J.P. Morgan	Euro CHF 3-Month LIFFE Futures	September 15, 2014	(3,082,331)	(3,082,479)	(148)
12	J.P. Morgan	Euro-Buxl 30-Year Bond Futures	March 6, 2014	(2,029,684)	(2,014,355)	15,329
21	J.P. Morgan	Long Gilt Futures	March 27, 2014	(3,770,580)	(3,705,618)	64,962
19	J.P. Morgan	U.S. Long Bond Futures	March 20, 2014	(2,469,604)	(2,437,938)	31,666
25	J.P. Morgan	U.S. Treasury 10-Year Note Futures	March 20, 2014	(3,105,194)	(3,076,172)	29,022
18	J.P. Morgan	U.S. Treasury 5-Year Note Futures	March 31, 2014	(2,153,365)	(2,147,625)	5,740

				(96,335,508)	(96,205,649)	129,859

				$31,210,498	$32,291,235	$1,080,737

Cash held as collateral at Barclays Capital, J.P. Morgan and Goldman Sachs for futures contracts was $339,332, $704,659 and $131,926, respectively at December 31, 2013.

^ Represents positions held in the respective Subsidiary (Note 2).

Forward foreign currency exchange contracts outstanding as of December 31, 2013:

Over the Counter

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Swiss Franc, Expiring 03/19/14	The Royal Bank of Scotland	CHF	37,000	$40,677	$41,503	$826
Euro, Expiring 03/19/14	Credit Suisse International	EUR	13,922,499	19,059,784	19,152,763	92,979

The accompanying notes are an integral part of these financial statements.	(Continued)

104	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR MANAGED FUTURES STRATEGY HV FUND

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Euro, Expiring 03/19/14	The Royal Bank of Scotland	EUR	13,922,498	$19,059,884	$19,152,762	$92,878
British Pound, Expiring 03/19/14	Credit Suisse International	GBP	2,338,999	3,828,203	3,871,220	43,017
British Pound, Expiring 03/19/14	The Royal Bank of Scotland	GBP	2,338,999	3,828,220	3,871,220	43,000
Hong Kong Dollar, Expiring 03/19/14	The Royal Bank of Scotland	HKD	262,000	33,803	33,791	(12)
Hungarian Forint, Expiring 03/19/14	Credit Suisse International	HUF	56,500,000	256,392	260,394	4,002
Hungarian Forint, Expiring 03/19/14	The Royal Bank of Scotland	HUF	56,500,000	256,369	260,394	4,025
Israeli Shekel, Expiring 03/19/14	Credit Suisse International	ILS	2,315,000	659,428	665,956	6,528
Israeli Shekel, Expiring 03/19/14	The Royal Bank of Scotland	ILS	2,325,000	662,237	668,833	6,596
Indian Rupee, Expiring 03/19/14*	Credit Suisse International	INR	19,550,000	310,020	310,501	481
Indian Rupee, Expiring 03/19/14*	The Royal Bank of Scotland	INR	19,550,000	310,020	310,501	481
Japanese Yen, Expiring 03/19/14	Credit Suisse International	JPY	69,969,500	682,289	664,666	(17,623)
Japanese Yen, Expiring 03/19/14	The Royal Bank of Scotland	JPY	69,969,500	682,306	664,666	(17,640)
Korean Won, Expiring 03/19/14*	Credit Suisse International	KRW	1,873,500,001	1,765,504	1,766,912	1,408
Korean Won, Expiring 03/19/14*	The Royal Bank of Scotland	KRW	1,886,500,000	1,777,777	1,779,172	1,395
Mexican Peso, Expiring 03/19/14	Credit Suisse International	MXN	7,145,000	541,948	543,966	2,018
Mexican Peso, Expiring 03/19/14	The Royal Bank of Scotland	MXN	7,145,000	541,974	543,966	1,992
Norwegian Krone, Expiring 03/19/14	Credit Suisse International	NOK	930,000	151,285	152,905	1,620
Norwegian Krone, Expiring 03/19/14	The Royal Bank of Scotland	NOK	930,000	151,292	152,905	1,613
New Zealand Dollar, Expiring 03/19/14	Credit Suisse International	NZD	4,220,500	3,462,851	3,452,010	(10,841)
New Zealand Dollar, Expiring 03/19/14	The Royal Bank of Scotland	NZD	4,220,500	3,462,837	3,452,010	(10,827)
Poland Zloty, Expiring 03/19/14	Credit Suisse International	PLN	3,595,001	1,170,469	1,184,488	14,019
Poland Zloty, Expiring 03/19/14	The Royal Bank of Scotland	PLN	3,595,000	1,170,493	1,184,487	13,994
Russian Ruble, Expiring 03/19/14*	Credit Suisse International	RUB	2,050,000	61,577	61,562	(15)
Russian Ruble, Expiring 03/19/14*	The Royal Bank of Scotland	RUB	2,050,000	61,577	61,562	(15)
Swedish Krona, Expiring 03/19/14	Credit Suisse International	SEK	4,715,500	720,523	732,208	11,685
Swedish Krona, Expiring 03/19/14	The Royal Bank of Scotland	SEK	4,715,500	720,540	732,208	11,668
Singapore Dollar, Expiring 03/19/14	Credit Suisse International	SGD	734,500	587,904	582,054	(5,850)
Singapore Dollar, Expiring 03/19/14	The Royal Bank of Scotland	SGD	734,500	587,916	582,054	(5,862)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	105

Consolidated Schedule of Investments	December 31, 2013

AQR MANAGED FUTURES STRATEGY HV FUND

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Taiwanese Dollar, Expiring 03/19/14*	Credit Suisse International	TWD	4,450,000	$151,378	$149,633	$(1,745)
Taiwanese Dollar, Expiring 03/19/14*	The Royal Bank of Scotland	TWD	4,450,000	151,378	149,632	(1,746)

				66,908,855	67,192,904	284,049

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/19/14	Credit Suisse International	AUD	(5,011,500)	$(4,505,804)	$(4,452,894)	$52,910
Australian Dollar, Expiring 03/19/14	The Royal Bank of Scotland	AUD	(5,011,500)	(4,505,738)	(4,452,894)	52,844
Brazilian Real, Expiring 03/19/14*	Credit Suisse International	BRL	(1,115,000)	(464,230)	(464,042)	188
Brazilian Real, Expiring 03/19/14*	The Royal Bank of Scotland	BRL	(1,115,000)	(464,224)	(464,042)	182
Canadian Dollar, Expiring 03/19/14	Credit Suisse International	CAD	(4,216,000)	(3,952,083)	(3,961,662)	(9,579)
Canadian Dollar, Expiring 03/19/14	The Royal Bank of Scotland	CAD	(4,216,000)	(3,952,053)	(3,961,662)	(9,609)
Swiss Franc, Expiring 03/19/14	Credit Suisse International	CHF	(11,000)	(12,187)	(12,339)	(152)
Swiss Franc, Expiring 03/19/14	The Royal Bank of Scotland	CHF	(87,000)	(97,616)	(97,588)	28
Chilean Peso, Expiring 03/19/14*	Credit Suisse International	CLP	(107,500,000)	(199,337)	(202,874)	(3,537)
Chilean Peso, Expiring 03/19/14*	The Royal Bank of Scotland	CLP	(123,500,000)	(229,410)	(233,068)	(3,658)
Columbian Peso, Expiring 03/19/14*	Credit Suisse International	COP	(201,500,000)	(103,027)	(103,990)	(963)
Columbian Peso, Expiring 03/19/14*	The Royal Bank of Scotland	COP	(251,500,000)	(128,627)	(129,794)	(1,167)
Czech Republic Koruna, Expiring 03/19/14	Credit Suisse International	CZK	(7,900,000)	(394,453)	(398,053)	(3,600)
Czech Republic Koruna, Expiring 03/19/14	The Royal Bank of Scotland	CZK	(7,900,000)	(394,457)	(398,053)	(3,596)
Euro, Expiring 03/19/14	Credit Suisse International	EUR	(70,500)	(97,011)	(96,985)	26
Euro, Expiring 03/19/14	The Royal Bank of Scotland	EUR	(88,500)	(121,654)	(121,747)	(93)
British Pound, Expiring 03/19/14	Credit Suisse International	GBP	(612,500)	(1,002,499)	(1,013,733)	(11,234)
British Pound, Expiring 03/19/14	The Royal Bank of Scotland	GBP	(612,500)	(1,002,483)	(1,013,733)	(11,250)
Hong Kong Dollar, Expiring 03/19/14	Credit Suisse International	HKD	(4,000)	(516)	(516)	–
Hong Kong Dollar, Expiring 03/19/14	The Royal Bank of Scotland	HKD	(166,000)	(21,412)	(21,409)	3
Hungarian Forint, Expiring 03/19/14	Credit Suisse International	HUF	(40,000,000)	(179,631)	(184,349)	(4,718)
Hungarian Forint, Expiring 03/19/14	The Royal Bank of Scotland	HUF	(40,000,000)	(179,664)	(184,349)	(4,685)

The accompanying notes are an integral part of these financial statements.	(Continued)

106	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR MANAGED FUTURES STRATEGY HV FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Indonesian Rupiah, Expiring 03/19/14*	Credit Suisse International	IDR	(3,540,000,000)	$(286,883)	$(286,949)	$(66)
Indonesian Rupiah, Expiring 03/19/14*	The Royal Bank of Scotland	IDR	(3,870,000,000)	(313,404)	(313,699)	(295)
Indian Rupee, Expiring 03/19/14*	Credit Suisse International	INR	(24,450,000)	(389,799)	(388,324)	1,475
Indian Rupee, Expiring 03/19/14*	The Royal Bank of Scotland	INR	(24,450,000)	(389,801)	(388,324)	1,477
Japanese Yen, Expiring 03/19/14	Credit Suisse International	JPY	(1,705,997,998)	(16,566,482)	(16,205,920)	360,562
Japanese Yen, Expiring 03/19/14	The Royal Bank of Scotland	JPY	(1,706,442,998)	(16,570,817)	(16,210,147)	360,670
Korean Won, Expiring 03/19/14*	Credit Suisse International	KRW	(51,500,000)	(48,485)	(48,570)	(85)
Korean Won, Expiring 03/19/14*	The Royal Bank of Scotland	KRW	(51,500,000)	(48,485)	(48,570)	(85)
Mexican Peso, Expiring 03/19/14	Credit Suisse International	MXN	(4,670,000)	(357,116)	(355,538)	1,578
Mexican Peso, Expiring 03/19/14	The Royal Bank of Scotland	MXN	(4,670,000)	(357,121)	(355,538)	1,583
Malaysian Ringgit, Expiring 03/19/14*	Credit Suisse International	MYR	(1,310,000)	(401,893)	(398,138)	3,755
Malaysian Ringgit, Expiring 03/19/14*	The Royal Bank of Scotland	MYR	(1,310,000)	(401,887)	(398,138)	3,749
Norwegian Krone, Expiring 03/19/14	Credit Suisse International	NOK	(14,628,500)	(2,373,836)	(2,405,122)	(31,286)
Norwegian Krone, Expiring 03/19/14	The Royal Bank of Scotland	NOK	(14,628,500)	(2,373,847)	(2,405,122)	(31,275)
New Zealand Dollar, Expiring 03/19/14	Credit Suisse International	NZD	(2,175,500)	(1,782,418)	(1,779,375)	3,043
New Zealand Dollar, Expiring 03/19/14	The Royal Bank of Scotland	NZD	(2,175,500)	(1,782,372)	(1,779,375)	2,997
Philippine Peso, Expiring 03/19/14*	Credit Suisse International	PHP	(31,100,000)	(703,930)	(701,478)	2,452
Philippine Peso, Expiring 03/19/14*	The Royal Bank of Scotland	PHP	(38,200,000)	(864,199)	(861,622)	2,577
Russian Ruble, Expiring 03/19/14*	Credit Suisse International	RUB	(30,100,000)	(895,890)	(903,914)	(8,024)
Russian Ruble, Expiring 03/19/14*	The Royal Bank of Scotland	RUB	(30,100,000)	(895,875)	(903,914)	(8,039)
Swedish Krona, Expiring 03/19/14	Credit Suisse International	SEK	(15,420,000)	(2,356,198)	(2,394,369)	(38,171)
Swedish Krona, Expiring 03/19/14	The Royal Bank of Scotland	SEK	(15,420,000)	(2,356,202)	(2,394,369)	(38,167)
Singapore Dollar, Expiring 03/19/14	Credit Suisse International	SGD	(694,500)	(550,876)	(550,357)	519
Singapore Dollar, Expiring 03/19/14	The Royal Bank of Scotland	SGD	(694,500)	(550,895)	(550,357)	538
Turkish Lira, Expiring 03/19/14	Credit Suisse International	TRY	(2,056,000)	(984,478)	(941,613)	42,865
Turkish Lira, Expiring 03/19/14	The Royal Bank of Scotland	TRY	(2,056,000)	(984,366)	(941,613)	42,753
Taiwanese Dollar, Expiring 03/19/14*	Credit Suisse International	TWD	(15,200,000)	(513,627)	(511,106)	2,521
Taiwanese Dollar, Expiring 03/19/14*	The Royal Bank of Scotland	TWD	(15,200,000)	(513,619)	(511,106)	2,513

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	107

Consolidated Schedule of Investments	December 31, 2013

AQR MANAGED FUTURES STRATEGY HV FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
South African Rand, Expiring 03/19/14	Credit Suisse International	ZAR	(9,985,000)	$(948,513)	$(941,568)	$6,945
South African Rand, Expiring 03/19/14	The Royal Bank of Scotland	ZAR	(11,155,000)	(1,060,565)	(1,051,897)	8,668

				(80,631,995)	(79,895,908)	736,087

				$(13,723,140)	$(12,703,004)	$1,020,136

Cash held as collateral for Credit Suisse International and The Royal Bank of Scotland was $670,001 and $410,000, respectively, at December 31, 2013.

*	Non deliverable forward. See Note 3 in the Notes to Financial Statements.

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

CLP - Chilean Peso

COP - Columbian Peso

CZK - Czech Republic Koruna

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

HUF - Hungarian Forint

IDR - Indonesian Rupiah

ILS - Israeli Shekel

INR - Indian Rupee

JPY - Japanese Yen

KRW - Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

NOK - Norwegian Krone

NZD - New Zealand Dollar

PHP - Philippine Peso

PLN - Poland Zloty

RUB - Russian Ruble

SEK - Swedish Krona

SGD - Singapore Dollar

TRY - Turkish Lira

TWD - Taiwanese Dollar

USD - United States Dollar

ZAR - South African Rand

The accompanying notes are an integral part of these financial statements.

108	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

	SHARES	VALUE (Note 3)
MONEY MARKET FUNDS - 95.4%
BlackRock Liquidity Funds TempFund Portfolio - Series I, Institutional Shares, 0.050% (a)^	2,536,199	$2,536,199
Dreyfus Treasury Cash Management, Class I, 0.010% (a) ^	10,144,795	10,144,795
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.000% (a)(b) ^	5,404,503	5,404,503
UBS Money Series - UBS Select Treasury Preferred Fund, Class I, 0.010% (a) ^	12,680,994	12,680,994

TOTAL MONEY MARKET FUNDS (Cost $30,766,491)		30,766,491

	PRINCIPAL AMOUNT (000’S)	VALUE (Note 3)
SHORT-TERM INVESTMENTS - 4.7%
U.S. Treasury Bill, 0.083%, 06/05/2014 (c) ^	$750	$749,815
U.S. Treasury Bill, 0.080%, 05/29/2014 (c) ^	750	749,824

TOTAL SHORT-TERM INVESTMENTS (Cost $1,499,484)		1,499,639

TOTAL INVESTMENTS - 100.1% (Cost $32,265,975)		32,266,130

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1%) (d)		(29,540)

NET ASSETS - 100.0%		$32,236,590

(a)	Represents annualized seven-day yield as of December 31, 2013.
(b)	A portion of the security is pledged as collateral to the brokers for swap contracts.
(c)	The rate shown is the effective yield at the date of purchase.
(d)	Includes depreciation on futures and swap contracts.
^	All or a portion represents positions held in the respective Subsidiary (Note 2).

All securities are Level 2 with respect to ASC 820 (See Note 5).

Total return swap contracts outstanding as of December 31, 2013:

Over the Counter

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Deutsche Bank	Brent Crude Futures^	1/16/2014	USD	3,565,980	$90,420
Deutsche Bank	Brent Crude Futures^	1/16/2014	USD	(3,525,310)	(131,090)
Deutsche Bank	Brent Crude Futures^	2/13/2014	USD	2,889,910	94,400
Deutsche Bank	Brent Crude Futures^	2/13/2014	USD	(2,989,100)	4,790
Deutsche Bank	Brent Crude Futures^	3/14/2014	USD	1,999,080	(14,220)
Barclays Capital	Cocoa Futures^	3/14/2014	USD	399,950	6,398
Barclays Capital	Cocoa Futures^	3/14/2014	USD	(163,290)	750
Barclays Capital	Coffee ‘C’ Futures^	3/19/2014	USD	2,481,225	51,020
Barclays Capital	Coffee ‘C’ Futures^	3/19/2014	USD	(1,025,513)	(12,296)
Barclays Capital	Corn Futures^	3/14/2014	USD	4,958,118	(653,458)
Barclays Capital	Corn Futures^	3/14/2014	USD	(4,635,575)	331,044
Deutsche Bank	Corn Futures^	3/14/2014	USD	24,437	(3,338)
Deutsche Bank	Corn Futures^	3/14/2014	USD	(22,150)	1,050
Barclays Capital	Corn Futures^	5/14/2014	USD	3,464,521	(151,466)
Barclays Capital	Corn Futures^	5/14/2014	USD	(927,773)	24,227
Deutsche Bank	Corn Futures^	5/14/2014	USD	22,625	(1,112)
Barclays Capital	Cotton No. 2 Futures^	3/14/2014	USD	945,067	70,592
Barclays Capital	Cotton No. 2 Futures^	3/14/2014	USD	(441,500)	(24,013)
Deutsche Bank	Gas Oil Futures^	1/10/2014	USD	1,912,950	69,975
Deutsche Bank	Gas Oil Futures^	1/10/2014	USD	(1,900,650)	(82,275)
Deutsche Bank	Gas Oil Futures^	2/12/2014	USD	2,383,800	69,300
Deutsche Bank	Gas Oil Futures^	2/12/2014	USD	(2,404,750)	(48,350)
Deutsche Bank	Gas Oil Futures^	3/12/2014	USD	1,037,575	(1,650)
Deutsche Bank	Gasoline RBOB Futures^	1/31/2014	USD	1,598,247	156,870
Deutsche Bank	Gasoline RBOB Futures^	1/31/2014	USD	(1,672,612)	(82,505)
Deutsche Bank	Gasoline RBOB Futures^	2/28/2014	USD	1,361 ,253	45,864

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	109

Consolidated Schedule of Investments	December 31, 2013

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Deutsche Bank	Gasoline RBOB Futures^	2/28/2014	USD	(1,400,511)	$(6,606)
Deutsche Bank	Gasoline RBOB Futures^	3/31/2014	USD	999,533	(4,637)
Barclays Capital	Gold 100 OZ Futures^	2/26/2014	USD	5,128,990	(319,715)
Barclays Capital	Gold 100 OZ Futures^	2/26/2014	USD	(3,064,190)	178,628
Deutsche Bank	Heating Oil Futures^	1/31/2014	USD	1,959,216	100,598
Deutsche Bank	Heating Oil Futures^	1/31/2014	USD	(1,995,571)	(64,243)
Deutsche Bank	Heating Oil Futures^	2/28/2014	USD	1,511,042	28,073
Deutsche Bank	Heating Oil Futures^	2/28/2014	USD	(1,522,563)	(16,552)
Deutsche Bank	Heating Oil Futures^	3/31/2014	USD	384,514	(1,033)
Barclays Capital	Lean Hogs Futures^	2/14/2014	USD	2,697,042	(168,438)
Barclays Capital	Lean Hogs Futures^	2/14/2014	USD	(1,624,682)	87,019
Deutsche Bank	Lean Hogs Futures^	2/14/2014	USD	(1,059,660)	68,730
Barclays Capital	Live Cattle Futures^	2/28/2014	USD	4,362,728	52,956
Barclays Capital	Live Cattle Futures^	2/28/2014	USD	(2,286,270)	(29,271)
Deutsche Bank	Live Cattle Futures^	2/28/2014	USD	587,972	4,378
Barclays Capital	LME Aluminum Futures^	3/17/2014	USD	4,353,300	(135,637)
Barclays Capital	LME Aluminum Futures^	3/17/2014	USD	(4,149,250)	(68,413)
Barclays Capital	LME Aluminum Futures^	6/16/2014	USD	3,349,688	88,594
Barclays Capital	LME Aluminum Futures^	6/16/2014	USD	(871,338)	306
Barclays Capital	LME Copper Futures^	3/17/2014	USD	8,280,475	190,138
Barclays Capital	LME Copper Futures^	3/17/2014	USD	(8,065,275)	(405,338)
Barclays Capital	LME Copper Futures^	6/16/2014	USD	5,914,300	323,000
Barclays Capital	LME Copper Futures^	6/16/2014	USD	(1,783,225)	(51,275)
Barclays Capital	LME Lead Futures^	3/17/2014	USD	859,338	28,262
Barclays Capital	LME Lead Futures^	3/17/2014	USD	(834,025)	(53,575)
Barclays Capital	LME Lead Futures^	6/16/2014	USD	623,025	45,675
Barclays Capital	LME Lead Futures^	6/16/2014	USD	(320,900)	(13,450)
Barclays Capital	LME Nickel Futures^	3/17/2014	USD	1,269,954	(19,844)
Barclays Capital	LME Nickel Futures^	3/17/2014	USD	(1,237,020)	(13,073)
Barclays Capital	LME Nickel Futures^	6/16/2014	USD	569,868	16,368
Barclays Capital	LME Nickel Futures^	6/16/2014	USD	(251,310)	66
Barclays Capital	LME Zinc Futures^	3/17/2014	USD	2,492,600	182,800
Barclays Capital	LME Zinc Futures^	3/17/2014	USD	(2,455,075)	(220,325)
Barclays Capital	LME Zinc Futures^	6/16/2014	USD	1,994,213	169,838
Barclays Capital	LME Zinc Futures^	6/16/2014	USD	(490,375)	(24,875)
Deutsche Bank	Natural Gas Swap Futures^	2/26/2014	USD	2,484,600	156,990
Deutsche Bank	Natural Gas Swap Futures^	2/26/2014	USD	(2,523,160)	(118,430)
Deutsche Bank	Natural Gas Swap Futures^	3/27/2014	USD	466,510	(14,960)
Barclays Capital	Silver Futures^	3/27/2014	USD	4,153,505	(376,196)
Barclays Capital	Silver Futures^	3/27/2014	USD	(1,430,975)	75,043
Barclays Capital	Soybean Futures^	3/14/2014	USD	4,335,803	123,274
Barclays Capital	Soybean Futures^	3/14/2014	USD	(4,482,163)	23,028
Deutsche Bank	Soybean Futures^	3/14/2014	USD	188,363	5,512
Deutsche Bank	Soybean Futures^	3/14/2014	USD	(196,800)	2,925
Barclays Capital	Soybean Futures^	5/14/2014	USD	3,632,775	(57,126)
Barclays Capital	Soybean Futures^	5/14/2014	USD	(1,236,288)	23,118
Deutsche Bank	Soybean Futures^	5/14/2014	USD	194,325	(2,775)
Barclays Capital	Soybean Meal Futures^	3/14/2014	USD	1,170,120	(2,519)
Barclays Capital	Soybean Meal Futures^	3/14/2014	USD	(588,560)	4,758
Deutsche Bank	Soybean Meal Futures^	3/14/2014	USD	83,900	(500)
Barclays Capital	Soybean Oil Futures^	3/14/2014	USD	2,549,664	(107,909)
Barclays Capital	Soybean Oil Futures^	3/14/2014	USD	(703,506)	22,635
Deutsche Bank	Soybean Oil Futures^	3/14/2014	USD	172,110	(7,764)
Barclays Capital	Sugar #11 (World Markets) Futures^	2/28/2014	USD	3,715,571	(241,811)
Barclays Capital	Sugar #11 (World Markets) Futures^	2/28/2014	USD	(2,449,664)	170,579
Barclays Capital	Wheat Futures^	3/14/2014	USD	4,323,464	(449,749)
Barclays Capital	Wheat Futures^	3/14/2014	USD	(4,254,228)	380,531

The accompanying notes are an integral part of these financial statements.	(Continued)

110	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Deutsche Bank	Wheat Futures^	3/14/2014	USD	165,687	$(14,375)
Deutsche Bank	Wheat Futures^	3/14/2014	USD	(166,000)	14,688
Barclays Capital	Wheat Futures^	5/14/2014	USD	1,835,475	(152,344)
Barclays Capital	Wheat Futures^	5/14/2014	USD	(2,529,075)	172,727
Deutsche Bank	Wheat Futures^	5/14/2014	USD	167,688	(14,688)
Deutsche Bank	WTI Crude Oil Futures^	1/21/2014	USD	3,779,090	157,710
Deutsche Bank	WTI Crude Oil Futures^	1/21/2014	USD	(3,767,685)	(169,115)
Deutsche Bank	WTI Crude Oil Futures^	2/20/2014	USD	3,812,560	129,440
Deutsche Bank	WTI Crude Oil Futures^	2/20/2014	USD	(3,900,580)	(41,420)
Deutsche Bank	WTI Crude Oil Futures^	3/20/2014	USD	1,893,920	(23,560)

					$(572,227)

Money Market Fund is pledged as collateral to Barclays Capital and Deutsche Bank for total return swap contracts in the amount of $3,851,388 and $120,000, respectively, at December 31, 2013.

^ Represents positions held in the respective Subsidiary (Note 2).

Open futures contracts outstanding at December 31, 2013:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
19	Goldman Sachs	Brent Crude Futures^	March 14, 2014	$2,108,448	$2,095,130	$(13,318)
13	Goldman Sachs	Cocoa Futures^	March 14, 2014	358,264	352,170	(6,094)
59	Goldman Sachs	Corn Futures^	May 14, 2014	1,304,613	1,269,238	(35,375)
3	Goldman Sachs	Cotton No. 2 Futures^	March 7, 2014	117,575	126,960	9,385
1	Goldman Sachs	Gas Oil Futures^	March 12, 2014	94,217	94,175	(42)
6	Goldman Sachs	Gasoline RBOB Futures^	March 31, 2014	747,189	746,172	(1,017)
34	Goldman Sachs	Lean Hogs Futures^	February 14, 2014	1,239,185	1,161,780	(77,405)
4	J.P. Morgan	LME Aluminum Futures^	January 3, 2014	183,815	175,475	(8,340)
4	J.P. Morgan	LME Aluminum Futures^	January 10, 2014	186,777	175,883	(10,894)
4	J.P. Morgan	LME Aluminum Futures^	January 31, 2014	188,149	177,055	(11,094)
13	J.P. Morgan	LME Aluminum Futures^	February 7, 2014	592,015	576,680	(15,335)
6	J.P. Morgan	LME Aluminum Futures^	February 14, 2014	267,913	266,738	(1,175)
4	J.P. Morgan	LME Aluminum Futures^	February 21, 2014	177,875	178,129	254
5	J.P. Morgan	LME Aluminum Futures^	March 5, 2014	221,260	223,437	2,177
3	J.P. Morgan	LME Aluminum Futures^	March 10, 2014	134,406	134,257	(149)
42	J.P. Morgan	LME Aluminum Futures^	March 17, 2014	1,951,242	1,884,488	(66,754)
9	J.P. Morgan	LME Aluminum Futures^	June 16, 2014	406,548	412,594	6,046
3	J.P. Morgan	LME Copper Futures^	January 3, 2014	543,161	553,181	10,020
1	J.P. Morgan	LME Copper Futures^	January 10, 2014	177,877	184,344	6,467
4	J.P. Morgan	LME Copper Futures^	January 17, 2014	721,195	736,875	15,680
4	J.P. Morgan	LME Copper Futures^	January 31, 2014	725,182	736,804	11,622
6	J.P. Morgan	LME Copper Futures^	February 7, 2014	1,066,512	1,105,356	38,844
3	J.P. Morgan	LME Copper Futures^	February 14, 2014	523,356	552,712	29,356
1	J.P. Morgan	LME Copper Futures^	March 5, 2014	177,096	184,156	7,060
1	J.P. Morgan	LME Copper Futures^	March 10, 2014	178,627	184,156	5,529
16	J.P. Morgan	LME Copper Futures^	March 17, 2014	2,900,980	2,946,300	45,320
6	J.P. Morgan	LME Copper Futures^	June 16, 2014	1,058,179	1,100,700	42,521
1	J.P. Morgan	LME Lead Futures^	January 3, 2014	52,002	54,762	2,760
1	J.P. Morgan	LME Lead Futures^	January 10, 2014	52,127	54,871	2,744

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	111

Consolidated Schedule of Investments	December 31, 2013

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
2	J.P. Morgan	LME Lead Futures^	January 31, 2014	109,642	110,172	530
5	J.P. Morgan	LME Lead Futures^	February 7, 2014	267,010	275,755	8,745
9	J.P. Morgan	LME Lead Futures^	March 17, 2014	487,044	499,275	12,231
3	J.P. Morgan	LME Zinc Futures^	January 24, 2014	$144,756	$153,520	$8,764
1	J.P. Morgan	LME Zinc Futures^	February 7, 2014	47,602	51,248	3,646
14	J.P. Morgan	LME Zinc Futures^	March 17, 2014	671,392	720,300	48,908
10	J.P. Morgan	LME Zinc Futures^	June 16, 2014	478,083	515,250	37,167
1	Goldman Sachs	WTI Crude Oil Futures^	March 20, 2014	99,407	98,440	(967)

				20,760,721	20,868,538	107,817

Short Contracts:
4	J.P. Morgan	LME Aluminum Futures^	January 3, 2014	(183,991)	(175,474)	8,517
4	J.P. Morgan	LME Aluminum Futures^	January 10, 2014	(186,992)	(175,883)	11,109
4	J.P. Morgan	LME Aluminum Futures^	January 31, 2014	(187,992)	(177,055)	10,937
13	J.P. Morgan	LME Aluminum Futures^	February 7, 2014	(590,392)	(576,680)	13,712
6	J.P. Morgan	LME Aluminum Futures^	February 14, 2014	(268,444)	(266,738)	1,706
4	J.P. Morgan	LME Aluminum Futures^	February 21, 2014	(177,792)	(178,129)	(337)
5	J.P. Morgan	LME Aluminum Futures^	March 5, 2014	(221,238)	(223,438)	(2,200)
3	J.P. Morgan	LME Aluminum Futures^	March 10, 2014	(133,025)	(134,257)	(1,232)
42	J.P. Morgan	LME Aluminum Futures^	March 17, 2014	(1,912,725)	(1,884,487)	28,238
8	J.P. Morgan	LME Aluminum Futures^	June 16, 2014	(364,403)	(366,750)	(2,347)
3	J.P. Morgan	LME Copper Futures^	January 3, 2014	(545,994)	(553,182)	(7,188)
1	J.P. Morgan	LME Copper Futures^	January 10, 2014	(177,801)	(184,343)	(6,542)
4	J.P. Morgan	LME Copper Futures^	January 17, 2014	(719,992)	(736,875)	(16,883)
4	J.P. Morgan	LME Copper Futures^	January 31, 2014	(724,492)	(736,804)	(12,312)
6	J.P. Morgan	LME Copper Futures^	February 7, 2014	(1,069,593)	(1,105,356)	(35,763)
3	J.P. Morgan	LME Copper Futures^	February 14, 2014	(522,302)	(552,712)	(30,410)
1	J.P. Morgan	LME Copper Futures^	March 5, 2014	(176,998)	(184,156)	(7,158)
1	J.P. Morgan	LME Copper Futures^	March 10, 2014	(178,934)	(184,157)	(5,223)
16	J.P. Morgan	LME Copper Futures^	March 17, 2014	(2,830,692)	(2,946,300)	(115,608)
1	J.P. Morgan	LME Copper Futures^	June 16, 2014	(178,310)	(183,450)	(5,140)
1	J.P. Morgan	LME Lead Futures^	January 3, 2014	(51,834)	(54,763)	(2,929)
1	J.P. Morgan	LME Lead Futures^	January 10, 2014	(51,891)	(54,871)	(2,980)
2	J.P. Morgan	LME Lead Futures^	January 31, 2014	(109,746)	(110,172)	(426)
5	J.P. Morgan	LME Lead Futures^	February 7, 2014	(267,564)	(275,754)	(8,190)
9	J.P. Morgan	LME Lead Futures^	March 17, 2014	(479,690)	(499,275)	(19,585)
3	J.P. Morgan	LME Zinc Futures^	January 24, 2014	(144,830)	(153,520)	(8,690)
1	J.P. Morgan	LME Zinc Futures^	February 7, 2014	(47,760)	(51,248)	(3,488)
14	J.P. Morgan	LME Zinc Futures^	March 17, 2014	(667,196)	(720,300)	(53,104)

				(13,172,613)	(13,446,129)	(273,516)

				$7,588,108	$7,422,409	$(165,699)

Cash held as collateral at Goldman Sachs and J.P. Morgan for futures contracts was $604,004 and $153,986, respectively at December 31, 2013.

^ Represents positions held in the respective Subsidiary (Note 2).

USD - United States Dollar

The accompanying notes are an integral part of these financial statements.

112	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR RISK PARITY FUND

GOVERNMENT RELATED OBLIGATIONS - 14.7%	INTEREST RATE	MATURITY DATE	CURRENCY	PRINCIPAL AMOUNT (000’S)	VALUE (Note 3)

Sovereign Debt - 14.7%
Deutsche Bundesrepublik Inflation Linked Bond (Germany)	0.100%	04/15/23	EUR	23,237	$31,179,623
Deutsche Bundesrepublik Inflation Linked Bond (Germany)	0.750%	04/15/18	EUR	11,872	16,975,657
Deutsche Bundesrepublik Inflation Linked Bond (Germany)	1.750%	04/15/20	EUR	7,867	11,964,533
France Government Bond OAT (France)	0.250%	07/25/18	EUR	5,705	7,979,180
France Government Bond OAT (France)	0.250%	07/25/24	EUR	1,621	2,105,657
France Government Bond OAT (France)	1.100%	07/25/22	EUR	3,679	5,292,876
France Government Bond OAT (France)	1.300%	07/25/19	EUR	13,484	19,927,969
France Government Bond OAT (France)	2.100%	07/25/23	EUR	1,531	2,384,495
United Kingdom Index Linked Treasury Gilt (United Kingdom)	0.125%	03/22/24	GBP	5,092	8,500,040
United Kingdom Treasury Gilt (United Kingdom)	1.875%	11/22/22	GBP	15,801	31,141,496

TOTAL GOVERNMENT RELATED OBLIGATIONS (cost $134,049,377)					137,451,526

U.S. TREASURY OBLIGATIONS - 21.7%

U.S. Treasury Inflation Protected Securities - 21.7%
U.S. Treasury Inflation Protected Securities	0.125%	04/15/18	USD	51,700	53,274,141
U.S. Treasury Inflation Protected Securities	0.125%	01/15/22	USD	17,100	16,958,317
U.S. Treasury Inflation Protected Securities	0.125%	07/15/22	USD	16,400	15,954,165
U.S. Treasury Inflation Protected Securities	0.125%	01/15/23	USD	15,800	15,098,441
U.S. Treasury Inflation Protected Securities	0.375%	07/15/23	USD	15,000	14,518,297
U.S. Treasury Inflation Protected Securities	1.375%	07/15/18	USD	11,000	12,912,120
U.S. Treasury Inflation Protected Securities	1.625%	01/15/18	USD	23,900	28,956,315
U.S. Treasury Inflation Protected Securities	2.125%	01/15/19	USD	9,700	11,783,023
U.S. Treasury Inflation Protected Securities	2.625%	07/15/17	USD	26,300	33,336,051

TOTAL U.S. TREASURY OBLIGATIONS (cost $205,650,911)					202,790,870

	SHARES
MONEY MARKET FUNDS - 42.0%
BlackRock Liquidity Funds TempFund Portfolio - Series I, Institutional Shares, 0.050% (a)^	26,205,161	26,205,161
Dreyfus Treasury Cash Management, Series I, Class I, 0.010% (a)^	104,820,642	104,820,642
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.000% (a)(b)^	129,923,540	129,923,540
UBS Money Series - UBS Select Treasury Preferred Fund, Class I, 0.010% (a)^	131,026,648	131,026,648

TOTAL MONEY MARKET FUNDS (cost $391,975,991)		391,975,991

	PRINCIPAL AMOUNT (000’S)
SHORT-TERM INVESTMENTS - 17.3%
U.S. Treasury Bills, 0.066%, 01/30/2014 (c)^	$69,477	69,479,827
U.S. Treasury Bills, 0.073%, 02/06/2014 (c)^	69,476	69,479,758
U.S. Treasury Bills, 0.080%, 05/29/2014 (c)^	11,546	11,547,286
U.S. Treasury Bills, 0.084%, 06/05/2014 (c)^	11,546	11,547,159

TOTAL SHORT-TERM INVESTMENTS (cost $162,044,878)		162,054,030

TOTAL INVESTMENTS - 95.7% (cost $893,721,157)		$894,272,417

OTHER ASSETS IN EXCESS OF LIABILITIES - 4.3% (d)		39,777,874

NET ASSETS - 100.0%		$934,050,291

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	113

Consolidated Schedule of Investments	December 31, 2013

AQR RISK PARITY FUND

All securities are United States companies, unless noted otherwise in parentheses.

(a)	Represents annualized seven-day yield as of December 31, 2013.
(b)	A portion of the security is pledged as collateral to the brokers for forward foreign currency exchange and swap contracts.
(c)	The rate shown is the effective yield at the date of purchase.
(d)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.
^	All or a portion represents positions held in the respective Subsidiary (Note 2).

All securities are Level 2 with respect to ASC 820 (See Note 5).

The following abbreviations are used in portfolio descriptions:

EUR - Euro

GBP - British Pound

USD - United States Dollar

Credit default swap contracts sell protection as of December 31, 2013:

COUNTERPARTY	REFERENCE ENTITY	FIXED ANNUAL RATE RECEIVED BY FUND	CURRENCY	CREDIT SPREAD	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Exchange Cleared
CitiBank	iTraxx Europe Crossover Series 20.V1	5.000%	EUR	2.860%	75,975,000	$5,097,987	12/20/2018	$4,876,884
CitiBank	iTraxx Europe Crossover Series 20.V1	1.000%	EUR	0.700%	133,500,000	256,541	12/20/2018	2,428,777
CitiBank	Markit CDX North America High Yield Index Series 21	5.000%	USD	3.060%	128,050,000	6,116,201	12/20/2018	5,013,452
CitiBank	Markit CDX Emerging Market Index Series 20	5.000%	USD	2.730%	34,375,000	3,662,688	12/20/2018	(116,613)
CitiBank	Markit CDX North America Investment Grade Index Series 21	1.000%	USD	0.630%	303,125,000	3,214,986	12/20/2018	2,308,135

Over the Counter
Bank of America	Markit CMBX North America AJ 3	1.470%	USD	1.037%	25,000	(8,045)	12/13/2049	2,226
Bank of America	Markit CMBX North America AJ 4	0.960%	USD	0.863%	525,000	(145,426)	02/17/2051	25,295
Deutsche Bank	Markit CMBX North America AJ 3	1.470%	USD	1.037%	1,250,000	(381,131)	12/13/2049	90,187
Deutsche Bank	Markit CMBX North America AJ 4	0.960%	USD	0.863%	1,450,000	(460,864)	02/17/2051	129,074
Deutsche Bank	Markit CMBX North America AJ 3	1.470%	USD	1.037%	975,000	(258,718)	12/13/2049	31,782
Goldman Sachs	Markit CMBX North America AJ 4	0.960%	USD	0.863%	400,000	(110,771)	02/17/2051	19,242
Goldman Sachs	Markit CMBX North America AJ 3	1.470%	USD	1.037%	525,000	(144,469)	12/13/2049	22,273
Morgan Stanley Capital Services, Inc.	Markit CMBX North America AJ 3	1.470%	USD	1.037%	300,000	(86,177)	12/13/2049	16,351
The Royal Bank of Scotland	Markit CMBX North America AJ 3	1.470%	USD	1.037%	100,000	(27,225)	12/13/2049	3,951

						$16,725,577		$14,851,016

The accompanying notes are an integral part of these financial statements.	(Continued)

114	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR RISK PARITY FUND

Money Market Fund is pledged as collateral to Goldman Sachs, Deutsche Bank, Bank of America and Morgan Stanley Capital Services, Inc. for credit default swap contracts in the amount of $360,000, $1,070,852, $3,522,079 and $9,151,558, respectively. Additional collateral for positions held at The Royal Bank of Scotland is included in the collateral for forward foreign currency exchange contracts. Cash held as collateral for CitiBank for credit default swap contracts was $10,908,365 at December 31, 2013.

lnterest rate swap contracts outstanding as of December 31, 2013:

Over the Counter

COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	CURRENCY	NOTIONAL AMOUNT	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
The Royal Bank of Scotland	0.900%	(1)	CZK	10,000,000	09/19/2018	$6,666
The Royal Bank of Scotland	1.145%	(1)	CZK	60,000,000	09/19/2018	3,093
The Royal Bank of Scotland	1.255%	(1)	CZK	90,000,000	09/19/2018	(20,212)
The Royal Bank of Scotland	1.315%	(1)	CZK	100,000,000	09/19/2018	(37,519)
The Royal Bank of Scotland	1.540%	(1)	CZK	60,000,000	09/19/2018	(56,399)
The Royal Bank of Scotland	1.660%	(1)	CZK	250,000,000	09/19/2018	(310,304)
The Royal Bank of Scotland	1.685%	(1)	CZK	60,000,000	09/19/2018	(78,238)
The Royal Bank of Scotland	1.685%	(1)	CZK	70,000,000	09/19/2018	(91,278)
The Royal Bank of Scotland	1.740%	(1)	CZK	40,000,000	09/19/2018	(57,681)
The Royal Bank of Scotland	1.790%	(1)	CZK	60,000,000	09/19/2018	(94,053)
The Royal Bank of Scotland	6 month Prague Interbank Offered Rate	1.020%	CZK	570,000,000	09/19/2018	(208,237)
The Royal Bank of Scotland	6 month Prague Interbank Offered Rate	1.295%	CZK	60,000,000	09/19/2018	19,499
The Royal Bank of Scotland	6 month Prague Interbank Offered Rate	1.400%	CZK	40,000,000	09/19/2018	23,542
The Royal Bank of Scotland	6 month Prague Interbank Offered Rate	1.420%	CZK	30,000,000	09/19/2018	19,163
The Royal Bank of Scotland	6 month Prague Interbank Offered Rate	1.430%	CZK	30,000,000	09/19/2018	19,916
Citibank	6 month Prague Interbank Offered Rate	1.500%	CZK	80,000,000	03/20/2019	(9,900)
The Royal Bank of Scotland	6 month Prague Interbank Offered Rate	1.510%	CZK	60,000,000	09/19/2018	51,881
The Royal Bank of Scotland	6 month Prague Interbank Offered Rate	1.625%	CZK	20,000,000	09/19/2018	23,067
Citibank	6 month Prague Interbank Offered Rate	1.870%	CZK	250,000,000	03/20/2019	327,919
Citibank	6 month Prague Interbank Offered Rate	1.965%	CZK	40,000,000	03/20/2019	61,946
The Royal Bank of Scotland	1.300%	(2)	HKD	45,000,000	09/19/2018	110,406
The Royal Bank of Scotland	1.338%	(2)	HKD	64,000,000	09/19/2018	142,411
The Royal Bank of Scotland	1.360%	(2)	HKD	76,000,000	09/19/2018	159,068
The Royal Bank of Scotland	1.703%	(2)	HKD	50,000,000	09/19/2018	1,762
The Royal Bank of Scotland	1.815%	(2)	HKD	27,000,000	09/19/2018	(17,298)
The Royal Bank of Scotland	1.850%	(2)	HKD	53,000,000	09/19/2018	(45,099)
The Royal Bank of Scotland	1.870%	(2)	HKD	59,000,000	09/19/2018	(57,295)
The Royal Bank of Scotland	1.890%	(2)	HKD	208,000,000	09/19/2018	(226,981)
The Royal Bank of Scotland	2.015%	(2)	HKD	42,000,000	09/19/2018	(77,375)
The Royal Bank of Scotland	3 month Hong Kong Interbank Offered Rate	0.875%	HKD	72,000,000	09/19/2018	(360,496)
The Royal Bank of Scotland	3 month Hong Kong Interbank Offered Rate	1.020%	HKD	271,000,000	09/19/2018	(1,120,780)
The Royal Bank of Scotland	3 month Hong Kong Interbank Offered Rate	1.045%	HKD	100,000,000	09/19/2018	(398,552)
The Royal Bank of Scotland	3 month Hong Kong Interbank Offered Rate	1.357%	HKD	44,000,000	09/19/2018	(92,885)
The Royal Bank of Scotland	3 month Hong Kong Interbank Offered Rate	1.710%	HKD	4,000,000	09/19/2018	39
The Royal Bank of Scotland	3 month Hong Kong Interbank Offered Rate	1.730%	HKD	29,000,000	09/19/2018	3,769
The Royal Bank of Scotland	3 month Hong Kong Interbank Offered Rate	1.755%	HKD	26,000,000	09/19/2018	7,284
The Royal Bank of Scotland	3 month Hong Kong Interbank Offered Rate	1.788%	HKD	27,000,000	09/19/2018	12,837

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	115

Consolidated Schedule of Investments	December 31, 2013

AQR RISK PARITY FUND

COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	CURRENCY	NOTIONAL AMOUNT	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
The Royal Bank of Scotland	3 month Hong Kong Interbank Offered Rate	1.813%	HKD	21,000,000	09/19/2018	$13,138
Citibank	3 month Hong Kong Interbank Offered Rate	2.000%	HKD	29,000,000	03/20/2019	(29,921)
The Royal Bank of Scotland	3 month Hong Kong Interbank Offered Rate	2.005%	HKD	19,000,000	09/19/2018	33,861
The Royal Bank of Scotland	3 month Hong Kong Interbank Offered Rate	2.118%	HKD	19,000,000	09/19/2018	46,704
Citibank	3 month Hong Kong Interbank Offered Rate	2.195%	HKD	210,000,000	03/20/2019	301,387
Citibank	3 month Hong Kong Interbank Offered Rate	2.370%	HKD	22,000,000	03/20/2019	55,751
Citibank	3 Month Hong Kong Interbank Offered Rate	2.000%	HKD	19,000,000	03/20/2019	(39,096)
Citibank	3 Month Hong Kong Interbank Offered Rate	2.000%	HKD	19,000,000	03/20/2019	4,511
Citibank	4.500%	(3)	HUF	100,000,000	03/20/2019	(7,923)
The Royal Bank of Scotland	4.740%	(3)	HUF	1,200,000,000	09/19/2018	(186,885)
The Royal Bank of Scotland	4.770%	(3)	HUF	1,200,000,000	09/19/2018	(194,703)
The Royal Bank of Scotland	4.930%	(3)	HUF	1,000,000,000	09/19/2018	(197,002)
The Royal Bank of Scotland	5.180%	(3)	HUF	600,000,000	09/19/2018	(150,778)
The Royal Bank of Scotland	5.200%	(3)	HUF	3,400,000,000	09/19/2018	(869,179)
The Royal Bank of Scotland	5.560%	(3)	HUF	600,000,000	09/19/2018	(200,296)
The Royal Bank of Scotland	5.750%	(3)	HUF	400,000,000	09/19/2018	(150,036)
The Royal Bank of Scotland	5.860%	(3)	HUF	900,000,000	09/19/2018	(359,083)
Citibank	6 month Budapest Interbank Offered Rate	4.500%	HUF	400,000,000	03/20/2019	13,173
Citibank	6 month Budapest Interbank Offered Rate	4.500%	HUF	300,000,000	03/20/2019	6,489
The Royal Bank of Scotland	6 month Budapest Interbank Offered Rate	4.520%	HUF	600,000,000	09/19/2018	64,774
The Royal Bank of Scotland	6 month Budapest Interbank Offered Rate	4.620%	HUF	400,000,000	09/19/2018	51,870
The Royal Bank of Scotland	6 month Budapest Interbank Offered Rate	4.655%	HUF	2,200,000,000	09/19/2018	302,009
The Royal Bank of Scotland	6 month Budapest Interbank Offered Rate	4.670%	HUF	400,000,000	09/19/2018	56,214
The Royal Bank of Scotland	6 month Budapest Interbank Offered Rate	4.750%	HUF	300,000,000	09/19/2018	47,373
The Royal Bank of Scotland	6 month Budapest Interbank Offered Rate	4.815%	HUF	400,000,000	09/19/2018	68,810
The Royal Bank of Scotland	6 month Budapest Interbank Offered Rate	4.870%	HUF	400,000,000	09/19/2018	73,588
The Royal Bank of Scotland	6 month Budapest Interbank Offered Rate	4.890%	HUF	4,800,000,000	09/19/2018	903,909
The Royal Bank of Scotland	6 month Budapest Interbank Offered Rate	4.930%	HUF	100,000,000	09/19/2018	19,700
The Royal Bank of Scotland	6 month Budapest Interbank Offered Rate	4.970%	HUF	500,000,000	09/19/2018	102,845
Citibank	6 month Budapest Interbank Offered Rate	5.470%	HUF	3,400,000,000	03/20/2019	930,515
Citibank	6 month Budapest Interbank Offered Rate	5.510%	HUF	500,000,000	03/20/2019	141,120
The Royal Bank of Scotland	6.350%	(3)	HUF	700,000,000	09/19/2018	(353,780)
The Royal Bank of Scotland	2.650%	(4)	KRW	3,000,000,000	09/19/2018	59,765

The accompanying notes are an integral part of these financial statements.	(Continued)

116	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR RISK PARITY FUND

COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	CURRENCY	NOTIONAL AMOUNT	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
The Royal Bank of Scotland	2.655%	(4)	KRW	5,000,000,000	09/19/2018	$98,562
The Royal Bank of Scotland	2.869%	(4)	KRW	13,000,000,000	09/19/2018	139,788
The Royal Bank of Scotland	2.888%	(4)	KRW	20,000,000,000	09/19/2018	199,568
The Royal Bank of Scotland	2.890%	(4)	KRW	24,000,000,000	09/19/2018	236,970
The Royal Bank of Scotland	3 month Korean Certificate of Deposit	2.778%	KRW	35,000,000,000	09/19/2018	(510,431)
The Royal Bank of Scotland	3 month Korean Certificate of Deposit	2.780%	KRW	35,000,000,000	09/19/2018	(506,767)
The Royal Bank of Scotland	3 month Korean Certificate of Deposit	2.820%	KRW	35,000,000,000	09/19/2018	(448,154)
The Royal Bank of Scotland	3 month Korean Certificate of Deposit	2.828%	KRW	37,000,000,000	09/19/2018	(462,145)
The Royal Bank of Scotland	3 month Korean Certificate of Deposit	2.966%	KRW	14,000,000,000	09/19/2018	(93,569)
The Royal Bank of Scotland	3 month Korean Certificate of Deposit	3.045%	KRW	8,000,000,000	09/19/2018	(27,076)
The Royal Bank of Scotland	3 month Korean Certificate of Deposit	3.070%	KRW	1,000,000,000	09/19/2018	(2,338)
The Royal Bank of Scotland	3 month Korean Certificate of Deposit	3.095%	KRW	8,000,000,000	09/19/2018	(10,329)
The Royal Bank of Scotland	3 month Korean Certificate of Deposit	3.115%	KRW	5,000,000,000	09/19/2018	(2,269)
Citibank	3 month Korean Certificate of Deposit	3.165%	KRW	6,000,000,000	03/20/2019	(7,482)
Citibank	3 month Korean Certificate of Deposit	3.173%	KRW	5,000,000,000	03/20/2019	(4,601)
The Royal Bank of Scotland	3 month Korean Certificate of Deposit	3.200%	KRW	7,000,000,000	09/19/2018	21,734
The Royal Bank of Scotland	3 month Korean Certificate of Deposit	3.210%	KRW	6,000,000,000	09/19/2018	21,141
Citibank	3 month Korean Certificate of Deposit	3.245%	KRW	8,000,000,000	03/20/2019	17,917
Citibank	3 month Korean Certificate of Deposit	3.278%	KRW	31,000,000,000	03/20/2019	113,340
Citibank	3 month Korean Certificate of Deposit	3.318%	KRW	31,000,000,000	03/20/2019	167,384
Citibank	3 month Korean Certificate of Deposit	3.360%	KRW	5,000,000,000	03/20/2019	36,259
The Royal Bank of Scotland	3.140%	(4)	KRW	15,000,000,000	09/19/2018	(8,893)
The Royal Bank of Scotland	3.190%	(4)	KRW	31,000,000,000	09/19/2018	(83,272)
The Royal Bank of Scotland	3.200%	(4)	KRW	8,000,000,000	09/19/2018	(24,839)
The Royal Bank of Scotland	3.215%	(4)	KRW	18,000,000,000	09/19/2018	(67,191)
The Royal Bank of Scotland	3.220%	(4)	KRW	31,000,000,000	09/19/2018	(122,208)
The Royal Bank of Scotland	3.220%	(4)	KRW	16,000,000,000	09/19/2018	(63,075)
The Royal Bank of Scotland	3.315%	(4)	KRW	5,000,000,000	09/19/2018	(39,598)
The Royal Bank of Scotland	3.265%	(5)	PLN	28,000,000	09/19/2018	139,595
The Royal Bank of Scotland	3.280%	(5)	PLN	3,000,000	09/19/2018	14,264
The Royal Bank of Scotland	3.310%	(5)	PLN	36,000,000	09/19/2018	154,551
The Royal Bank of Scotland	3.320%	(5)	PLN	18,000,000	09/19/2018	74,505
The Royal Bank of Scotland	3.445%	(5)	PLN	24,000,000	09/19/2018	53,176
The Royal Bank of Scotland	3.860%	(5)	PLN	19,000,000	09/19/2018	(79,239)
The Royal Bank of Scotland	3.975%	(5)	PLN	27,000,000	09/19/2018	(160,383)
The Royal Bank of Scotland	4.010%	(5)	PLN	12,000,000	09/19/2018	(77,744)
The Royal Bank of Scotland	4.060%	(5)	PLN	92,000,000	09/19/2018	(666,827)
The Royal Bank of Scotland	4.135%	(5)	PLN	5,000,000	09/19/2018	(42,011)
The Royal Bank of Scotland	4.205%	(5)	PLN	21,000,000	09/19/2018	(199,068)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	117

Consolidated Schedule of Investments	December 31, 2013

AQR RISK PARITY FUND

COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	CURRENCY	NOTIONAL AMOUNT	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
The Royal Bank of Scotland	6 month Warsaw Interbank Offered Rate	3.420%	PLN	17,000,000	09/19/2018	$(44,206)
The Royal Bank of Scotland	6 month Warsaw Interbank Offered Rate	3.480%	PLN	12,000,000	09/19/2018	(20,125)
The Royal Bank of Scotland	6 month Warsaw Interbank Offered Rate	3.530%	PLN	11,000,000	09/19/2018	(9,984)
The Royal Bank of Scotland	6 month Warsaw Interbank Offered Rate	3.580%	PLN	10,000,000	09/19/2018	(1,382)
The Royal Bank of Scotland	6 month Warsaw Interbank Offered Rate	3.604%	PLN	220,000,000	09/19/2018	50,160
The Royal Bank of Scotland	6 month Warsaw Interbank Offered Rate	3.735%	PLN	9,000,000	09/19/2018	20,222
The Royal Bank of Scotland	6 month Warsaw Interbank Offered Rate	3.870%	PLN	7,000,000	09/19/2018	30,270
Citibank	6 month Warsaw Interbank Offered Rate	4.000%	PLN	7,000,000	03/20/2019	(5,891)
Citibank	6 month Warsaw Interbank Offered Rate	4.000%	PLN	4,000,000	03/20/2019	13,230
Citibank	6 month Warsaw Interbank Offered Rate	4.000%	PLN	10,000,000	03/20/2019	6,714
Citibank	6 month Warsaw Interbank Offered Rate	4.275%	PLN	92,000,000	03/20/2019	688,630
Citibank	6 month Warsaw Interbank Offered Rate	4.460%	PLN	13,000,000	03/20/2019	133,748
The Royal Bank of Scotland	1.245%	(6)	SGD	14,000,000	09/19/2018	171,455
The Royal Bank of Scotland	1.383%	(6)	SGD	22,000,000	09/19/2018	152,382
The Royal Bank of Scotland	1.470%	(6)	SGD	18,000,000	09/19/2018	63,735
The Royal Bank of Scotland	1.735%	(6)	SGD	15,000,000	09/19/2018	(100,693)
The Royal Bank of Scotland	1.820%	(6)	SGD	34,000,000	09/19/2018	(340,062)
The Royal Bank of Scotland	1.850%	(6)	SGD	34,000,000	09/19/2018	(379,529)
The Royal Bank of Scotland	1.905%	(6)	SGD	19,000,000	09/19/2018	(252,524)
The Royal Bank of Scotland	1.910%	(6)	SGD	17,000,000	09/19/2018	(229,231)
The Royal Bank of Scotland	1.920%	(6)	SGD	9,000,000	09/19/2018	(124,840)
The Royal Bank of Scotland	1.950%	(6)	SGD	13,000,000	09/19/2018	(195,415)
The Royal Bank of Scotland	6 month Singapore Interbank Offered Rate	0.890%	SGD	25,000,000	09/19/2018	(649,572)
The Royal Bank of Scotland	6 month Singapore Interbank Offered Rate	0.930%	SGD	19,000,000	09/19/2018	(464,268)
The Royal Bank of Scotland	6 month Singapore Interbank Offered Rate	0.945%	SGD	6,000,000	09/19/2018	(143,129)
The Royal Bank of Scotland	6 month Singapore Interbank Offered Rate	0.980%	SGD	24,000,000	09/19/2018	(540,012)
The Royal Bank of Scotland	6 month Singapore Interbank Offered Rate	1.008%	SGD	23,000,000	09/19/2018	(493,038)
The Royal Bank of Scotland	6 month Singapore Interbank Offered Rate	1.090%	SGD	46,000,000	09/19/2018	(839,235)
The Royal Bank of Scotland	6 month Singapore Interbank Offered Rate	1.503%	SGD	9,000,000	09/19/2018	(20,550)
The Royal Bank of Scotland	6 month Singapore Interbank Offered Rate	1.680%	SGD	2,000,000	09/19/2018	9,170
The Royal Bank of Scotland	6 month Singapore Interbank Offered Rate	1.710%	SGD	1,000,000	09/19/2018	5,746
The Royal Bank of Scotland	6 month Singapore Interbank Offered Rate	1.740%	SGD	8,000,000	09/19/2018	55,251
The Royal Bank of Scotland	6 month Singapore Interbank Offered Rate	1.750%	SGD	8,000,000	09/19/2018	58,346

The accompanying notes are an integral part of these financial statements.	(Continued)

118	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR RISK PARITY FUND

COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	CURRENCY	NOTIONAL AMOUNT	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
The Royal Bank of Scotland	6 month Singapore Interbank Offered Rate	1.775%	SGD	8,000,000	09/19/2018	$66,085
The Royal Bank of Scotland	6 month Singapore Interbank Offered Rate	1.790%	SGD	5,000,000	09/19/2018	44,205
The Royal Bank of Scotland	6 month Singapore Interbank Offered Rate	1.873%	SGD	7,000,000	09/19/2018	84,232
The Royal Bank of Scotland	6 month Singapore Interbank Offered Rate	1.980%	SGD	7,000,000	09/19/2018	113,349
Citibank	6 month Singapore Interbank Offered Rate	2.000%	SGD	6,000,000	03/20/2019	(50,284)
Citibank	6 month Singapore Interbank Offered Rate	2.000%	SGD	9,000,000	03/20/2019	(55,158)
Citibank	6 month Singapore Interbank Offered Rate	2.000%	SGD	6,000,000	03/20/2019	35,189
The Royal Bank of Scotland	6 month Singapore Interbank Offered Rate	2.020%	SGD	500,000	09/19/2018	8,870
Citibank	6 month Singapore Interbank Offered Rate	2.145%	SGD	35,000,000	03/20/2019	393,602
Citibank	6 month Singapore Interbank Offered Rate	2.150%	SGD	35,000,000	03/20/2019	400,389
Citibank	6 month Singapore Interbank Offered Rate	2.201%	SGD	5,000,000	03/20/2019	67,147
The Royal Bank of Scotland	3 month Johannesburg Interbank Agreed Rate	6.190%	ZAR	549,000,000	09/19/2018	(2,282,668)
The Royal Bank of Scotland	3 month Johannesburg Interbank Agreed Rate	6.310%	ZAR	66,000,000	09/19/2018	(243,737)
The Royal Bank of Scotland	3 month Johannesburg Interbank Agreed Rate	7.063%	ZAR	37,000,000	09/19/2018	(28,779)
The Royal Bank of Scotland	3 month Johannesburg Interbank Agreed Rate	7.170%	ZAR	40,000,000	09/19/2018	(14,454)
The Royal Bank of Scotland	3 month Johannesburg Interbank Agreed Rate	7.185%	ZAR	32,000,000	09/19/2018	(9,704)
The Royal Bank of Scotland	3 month Johannesburg Interbank Agreed Rate	7.300%	ZAR	19,000,000	09/19/2018	2,703
The Royal Bank of Scotland	3 month Johannesburg Interbank Agreed Rate	7.320%	ZAR	41,000,000	09/19/2018	9,009
The Royal Bank of Scotland	3 month Johannesburg Interbank Agreed Rate	7.410%	ZAR	54,000,000	09/19/2018	30,694
Citibank	3 month Johannesburg Interbank Agreed Rate	7.500%	ZAR	50,000,000	03/20/2019	(843)
The Royal Bank of Scotland	3 month Johannesburg Interbank Agreed Rate	7.510%	ZAR	41,000,000	09/19/2018	39,188
Citibank	3 month Johannesburg Interbank Agreed Rate	8.010%	ZAR	40,000,000	03/20/2019	75,667
Citibank	3 month Johannesburg Interbank Agreed Rate	8.125%	ZAR	320,000,000	03/20/2019	751,444
Citibank	3 Month Johannesburg Interbank Agreed Rate	7.500%	ZAR	40,000,000	03/20/2019	(22,361)
Citibank	3 Month Johannesburg Interbank Agreed Rate	7.500%	ZAR	14,000,000	03/20/2019	(1,256)
The Royal Bank of Scotland	7.130%	(7)	ZAR	30,000,000	09/19/2018	15,490
The Royal Bank of Scotland	7.190%	(7)	ZAR	104,000,000	09/19/2018	29,523
The Royal Bank of Scotland	7.570%	(7)	ZAR	60,000,000	09/19/2018	(71,294)
The Royal Bank of Scotland	7.650%	(7)	ZAR	40,000,000	09/19/2018	(59,926)
The Royal Bank of Scotland	7.650%	(7)	ZAR	100,000,000	09/19/2018	(149,816)
The Royal Bank of Scotland	7.685%	(7)	ZAR	50,000,000	09/19/2018	(81,687)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	119

Consolidated Schedule of Investments	December 31, 2013

AQR RISK PARITY FUND

COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	CURRENCY	NOTIONAL AMOUNT	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
The Royal Bank of Scotland	7.700%	(7)	ZAR	71,000,000	09/19/2018	$(120,122)
The Royal Bank of Scotland	7.729%	(7)	ZAR	320,000,000	09/19/2018	(577,345)
The Royal Bank of Scotland	7.840%	(7)	ZAR	80,000,000	09/19/2018	(178,737)

						$(9,204,257)

(1)	6 month Prague Interbank Offered Rate
(2)	3 month Hong Kong Interbank Offered Rate
(3)	6 month Budapest Interbank Offered Rate
(4)	3 month Korean Certificate of Deposit
(5)	6 month Warsaw Interbank Offered Rate
(6)	6 month Singapore Interbank Offered Rate
(7)	3 month Johannesburg Interbank Agreed Rate

Money Market Fund pledged as collateral to The Royal Bank of Scotland is included in the forward foreign currency exchange contracts. Additional cash collateral for positions held for CitiBank is included in the collateral for credit default swap contracts.

Total return swap contracts outstanding as of December 31, 2013:

Over the Counter

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Bank of America	Australia 10-Year Bond Futures	3/17/2014	AUD	681,278	$6,020
Morgan Stanley and Co., International PLC	Bovespa Index	2/12/2014	BRL	16,028,487	122,148
Merrill Lynch	Brent Crude Futures^	1/16/2014	USD	47,806,110	1,167,321
Merrill Lynch	Brent Crude Futures^	1/16/2014	USD	(47,405,580)	(1,567,793)
Merrill Lynch	Brent Crude Futures^	2/13/2014	USD	46,110,680	1,416,731
Merrill Lynch	Brent Crude Futures^	2/13/2014	USD	(47,840,640)	312,632
Merrill Lynch	Brent Crude Futures^	3/14/2014	USD	46,065,000	(302,950)
Barclays Capital	Cocoa Futures^	3/14/2014	USD	26,460	630
Barclays Capital	Corn Futures^	3/14/2014	USD	3,697,915	(511,612)
Barclays Capital	Corn Futures^	3/14/2014	USD	(3,354,465)	168,298
Barclays Capital	Corn Futures^	5/14/2014	USD	3,422,566	(174,178)
Bank of America	Euro-Bund Futures	3/6/2014	EUR	44,935,817	(927,110)
Merrill Lynch	Gas Oil Futures^	1/10/2014	USD	11,983,050	285,674
Merrill Lynch	Gas Oil Futures^	1/10/2014	USD	(11,803,400)	(465,307)
Merrill Lynch	Gas Oil Futures^	2/12/2014	USD	14,214,375	409,736
Merrill Lynch	Gas Oil Futures^	2/12/2014	USD	(14,632,000)	7,747
Merrill Lynch	Gas Oil Futures^	3/12/2014	USD	14,604,875	(7,750)
Merrill Lynch	Gasoline RBOB Futures^	1/31/2014	USD	16,425,944	1,019,442
Merrill Lynch	Gasoline RBOB Futures^	1/31/2014	USD	(15,887,424)	(1,557,940)
Merrill Lynch	Gasoline RBOB Futures^	1/31/2014	USD	16,878,767	1,608,062
Merrill Lynch	Gasoline RBOB Futures^	1/31/2014	USD	(17,702,416)	(784,619)
Merrill Lynch	Gasoline RBOB Futures^	2/28/2014	USD	15,385,314	561,772
Merrill Lynch	Gasoline RBOB Futures^	2/28/2014	USD	(15,894,984)	(52,326)
Merrill Lynch	Gasoline RBOB Futures^	3/31/2014	USD	14,206,954	(29,686)
Merrill Lynch	Heating Oil Futures^	1/31/2014	USD	17,785,320	437,841
Merrill Lynch	Heating Oil Futures^	1/31/2014	USD	(17,316,562)	(906,580)
Merrill Lynch	Heating Oil Futures^	1/31/2014	USD	9,500,644	540,816
Merrill Lynch	Heating Oil Futures^	1/31/2014	USD	(9,803,136)	(238,399)
Merrill Lynch	Heating Oil Futures^	2/28/2014	USD	10,884,380	145,882
Merrill Lynch	Heating Oil Futures^	2/28/2014	USD	(11,047,890)	17,557
Merrill Lynch	Heating Oil Futures^	3/31/2014	USD	10,369,976	(15,989)
Morgan Stanley and Co., International PLC	H-SHARES Index Futures	1/29/2014	HKD	28,823,044	54,943

The accompanying notes are an integral part of these financial statements.	(Continued)

120	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR RISK PARITY FUND

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Capital	Lean Hogs Futures^	2/14/2014	USD	7,335,980	$ (501,906)
Barclays Capital	Lean Hogs Futures^	2/14/2014	USD	(2,638,253)	143,822
Barclays Capital	Live Cattle Futures^	2/28/2014	USD	12,491,454	$163,247
Barclays Capital	Live Cattle Futures^	2/28/2014	USD	(3,823,884)	(53,300)
Morgan Stanley and Co., International PLC	MSCI Taiwan Stock Index Futures	1/28/2014	USD	7,967,878	218,522
Merrill Lynch	Natural Gas Swap Futures^	1/29/2014	USD	4,703,400	964,564
Merrill Lynch	Natural Gas Swap Futures^	1/29/2014	USD	(4,980,950)	(687,082)
Merrill Lynch	Natural Gas Swap Futures^	2/26/2014	USD	4,641,870	221,914
Merrill Lynch	Natural Gas Swap Futures^	2/26/2014	USD	(5,104,000)	240,016
Merrill Lynch	Natural Gas Swap Futures^	3/27/2014	USD	4,919,560	(157,760)
Morgan Stanley and Co., International PLC	Russian Trading System Index Futures	3/17/2014	USD	7,724,614	268,142
Barclays Capital	Soybean Futures^	3/14/2014	USD	839,630	495
Barclays Capital	Soybean Futures^	3/14/2014	USD	(854,588)	14,157
Barclays Capital	Soybean Futures^	5/14/2014	USD	843,375	(13,325)
Deutsche Bank	Soybean Meal Futures^	3/14/2014	USD	713,150	(4,250)
Barclays Capital	Soybean Oil Futures^	3/14/2014	USD	3,965,292	(161,856)
Morgan Stanley and Co., International PLC	Swiss Market Index Futures	3/21/2014	CHF	10,616,518	646,743
Bank of America	U.S. Treasury 10-Year Note Futures	3/20/2014	USD	138,824,664	(2,611,773)
Barclays Capital	Wheat Futures^	3/14/2014	USD	1,163,050	(103,836)
Barclays Capital	Wheat Futures^	3/14/2014	USD	(1,161,101)	101,887
Barclays Capital	Wheat Futures^	5/14/2014	USD	804,540	(70,140)
Merrill Lynch	WTI Crude Oil Futures^	1/21/2014	USD	34,618,640	1,206,028
Merrill Lynch	WTI Crude Oil Futures^	1/21/2014	USD	(34,314,240)	(1,510,374)
Merrill Lynch	WTI Crude Oil Futures^	2/20/2014	USD	39,040,940	1,659,570
Merrill Lynch	WTI Crude Oil Futures^	2/20/2014	USD	(41,199,100)	497,758
Merrill Lynch	WTI Crude Oil Futures^	3/20/2014	USD	40,126,710	(455,390)

					$756,886

Money Market Fund is pledged as collateral to Merrill Lynch, Barclays Capital and Deutsche Bank for total return swap contracts in the amount of $12,100,135, $3,292,141 and $100,000, respectively. Additional collateral for positions held at Bank of America is included in collateral for credit default swap contracts.

^ Represents positions held in the respective Subsidiary (Note 2).

Open futures contracts outstanding at December 31, 2013:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
9	Goldman Sachs	Cattle Feeder Futures^	March 27, 2014	$751,725	$753,300	$1,575
84	Goldman Sachs	Cocoa Futures^	March 14, 2014	2,308,147	2,275,560	(32,587)
141	Goldman Sachs	Coffee ‘C’ Futures^	March 19, 2014	5,698,038	5,853,263	155,225
558	Goldman Sachs	Corn Futures^	May 14, 2014	12,274,409	12,003,975	(270,434)
88	Goldman Sachs	Cotton No. 2 Futures^	March 7, 2014	3,458,156	3,724,160	266,004
56	Goldman Sachs	Gold 100 OZ Futures^	February 26, 2014	7,309,893	6,732,880	(577,013)
45	Goldman Sachs	Lean Hogs Futures^	February 14, 2014	1,600,679	1,537,650	(63,029)
57	Goldman Sachs	Live Cattle Futures^	February 28, 2014	3,051,805	3,069,450	17,645
21	J.P. Morgan	LME Aluminum Futures^	January 3, 2014	967,046	921,243	(45,803)
10	J.P. Morgan	LME Aluminum Futures^	January 10, 2014	466,245	439,708	(26,537)
12	J.P. Morgan	LME Aluminum Futures^	January 17, 2014	554,898	528,854	(26,044)
7	J.P. Morgan	LME Aluminum Futures^	January 24, 2014	322,540	309,173	(13,367)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	121

Consolidated Schedule of Investments	December 31, 2013

AQR RISK PARITY FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts (continued)
17	J.P. Morgan	LME Aluminum Futures^	January 28, 2014	$803,925	$751,783	$(52,142)
6	J.P. Morgan	LME Aluminum Futures^	January 29, 2014	284,559	265,417	(19,142)
1	J.P. Morgan	LME Aluminum Futures^	January 31, 2014	47,171	44,264	(2,907)
25	J.P. Morgan	LME Aluminum Futures^	February 5, 2014	1,136,302	1,108,312	(27,990)
8	J.P. Morgan	LME Aluminum Futures^	February 7, 2014	364,317	354,880	(9,437)
16	J.P. Morgan	LME Aluminum Futures^	February 14, 2014	714,433	711,300	(3,133)
25	J.P. Morgan	LME Aluminum Futures^	February 21, 2014	1,112,139	1,113,306	1,167
5	J.P. Morgan	LME Aluminum Futures^	February 27, 2014	222,260	223,048	788
20	J.P. Morgan	LME Aluminum Futures^	March 5, 2014	885,042	893,750	8,708
348	J.P. Morgan	LME Aluminum Futures^	March 17, 2014	16,120,311	15,614,325	(505,986)
248	J.P. Morgan	LME Aluminum Futures^	June 16, 2014	11,212,058	11,369,250	157,192
4	J.P. Morgan	LME Copper Futures^	January 3, 2014	729,558	737,575	8,017
7	J.P. Morgan	LME Copper Futures^	January 10, 2014	1,245,140	1,290,407	45,267
15	J.P. Morgan	LME Copper Futures^	January 17, 2014	2,704,175	2,763,281	59,106
2	J.P. Morgan	LME Copper Futures^	January 24, 2014	359,904	368,352	8,448
6	J.P. Morgan	LME Copper Futures^	January 28, 2014	1,081,040	1,105,141	24,101
6	J.P. Morgan	LME Copper Futures^	January 31, 2014	1,088,169	1,105,206	17,037
8	J.P. Morgan	LME Copper Futures^	February 5, 2014	1,431,517	1,473,750	42,233
2	J.P. Morgan	LME Copper Futures^	February 7, 2014	355,504	368,452	12,948
15	J.P. Morgan	LME Copper Futures^	February 14, 2014	2,616,781	2,763,562	146,781
4	J.P. Morgan	LME Copper Futures^	February 21, 2014	698,307	736,625	38,318
8	J.P. Morgan	LME Copper Futures^	February 27, 2014	1,414,537	1,473,250	58,713
3	J.P. Morgan	LME Copper Futures^	March 12, 2014	543,313	552,469	9,156
163	J.P. Morgan	LME Copper Futures^	March 17, 2014	29,317,829	30,015,432	697,603
127	J.P. Morgan	LME Copper Futures^	June 16, 2014	22,409,339	23,298,150	888,811
4	J.P. Morgan	LME Lead Futures^	January 3, 2014	208,008	219,050	11,042
1	J.P. Morgan	LME Lead Futures^	January 10, 2014	52,127	54,871	2,744
4	J.P. Morgan	LME Lead Futures^	January 17, 2014	214,897	219,824	4,927
1	J.P. Morgan	LME Lead Futures^	January 24, 2014	54,383	55,021	638
4	J.P. Morgan	LME Lead Futures^	January 28, 2014	221,164	220,233	(931)
1	J.P. Morgan	LME Lead Futures^	January 31, 2014	54,965	55,086	121
4	J.P. Morgan	LME Lead Futures^	February 5, 2014	215,008	220,530	5,522
1	J.P. Morgan	LME Lead Futures^	February 7, 2014	53,402	55,151	1,749
4	J.P. Morgan	LME Lead Futures^	February 14, 2014	209,308	220,864	11,556
56	J.P. Morgan	LME Lead Futures^	March 17, 2014	3,020,417	3,106,600	86,183
40	J.P. Morgan	LME Lead Futures^	June 16, 2014	2,087,833	2,229,000	141,167
3	J.P. Morgan	LME Nickel Futures^	January 3, 2014	248,946	248,976	30
5	J.P. Morgan	LME Nickel Futures^	January 17, 2014	421,398	415,331	(6,067)
7	J.P. Morgan	LME Nickel Futures^	January 24, 2014	610,585	581,665	(28,920)
1	J.P. Morgan	LME Nickel Futures^	January 28, 2014	87,954	83,111	(4,843)
1	J.P. Morgan	LME Nickel Futures^	February 7, 2014	83,702	83,153	(549)
5	J.P. Morgan	LME Nickel Futures^	February 14, 2014	411,010	415,907	4,897
29	J.P. Morgan	LME Nickel Futures^	March 17, 2014	2,454,240	2,416,860	(37,380)
20	J.P. Morgan	LME Nickel Futures^	June 16, 2014	1,644,072	1,674,960	30,888
11	J.P. Morgan	LME Zinc Futures^	January 3, 2014	518,398	564,575	46,177
3	J.P. Morgan	LME Zinc Futures^	January 10, 2014	142,131	153,503	11,372
2	J.P. Morgan	LME Zinc Futures^	January 17, 2014	96,254	102,271	6,017
10	J.P. Morgan	LME Zinc Futures^	January 24, 2014	482,521	511,733	29,212
8	J.P. Morgan	LME Zinc Futures^	January 31, 2014	391,651	409,686	18,035
6	J.P. Morgan	LME Zinc Futures^	February 21, 2014	283,018	307,928	24,910
8	J.P. Morgan	LME Zinc Futures^	February 27, 2014	377,629	410,776	33,147
7	J.P. Morgan	LME Zinc Futures^	March 12, 2014	344,029	359,823	15,794
173	J.P. Morgan	LME Zinc Futures^	March 17, 2014	8,281,264	8,900,850	619,586
154	J.P. Morgan	LME Zinc Futures^	June 16, 2014	7,372,326	7,934,850	562,524
92	Goldman Sachs	Silver Futures^	March 27, 2014	9,824,110	8,910,200	(913,910)
158	Goldman Sachs	Soybean Futures^	May 14, 2014	10,178,164	10,088,300	(89,864)

The accompanying notes are an integral part of these financial statements.	(Continued)

122	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR RISK PARITY FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts (continued)
76	Goldman Sachs	Soybean Meal Futures^	March 14, 2014	$3,189,674	$3,169,200	$(20,474)
121	Goldman Sachs	Soybean Oil Futures^	March 14, 2014	2,955,213	2,840,838	(114,375)
254	Goldman Sachs	Sugar #11 (World Markets) Futures^	March 28, 2014	5,065,983	4,668,317	(397,666)
55	Goldman Sachs	Wheat Futures^	May 14, 2014	1,842,390	1,683,000	(159,390)
47	Barclays Capital	Amsterdam Index Futures	January 17, 2014	4,911,163	5,203,021	291,858
128	Barclays Capital	CAC40 Index Futures	January 17, 2014	7,199,405	7,569,212	369,807
36	Barclays Capital	DAX Index Futures	March 21, 2014	11,340,088	11,892,858	552,770
95	Barclays Capital	E-Mini Russell 2000 Futures	March 21, 2014	10,437,356	11,033,300	595,944
505	Barclays Capital	Euro Stoxx 50 Index	March 21, 2014	20,568,641	21,592,162	1,023,521
245	Barclays Capital	FTSE 100 Index Futures	March 21, 2014	26,147,421	27,172,277	1,024,856
151	J.P. Morgan	FTSE/JSE Top 40 Index Futures	March 20, 2014	5,658,556	6,002,574	344,018
29	Barclays Capital	FTSE/MIB Index Futures	March 21, 2014	3,632,783	3,795,040	162,257
48	Barclays Capital	Hang Seng Index Futures	January 29, 2014	7,091,296	7,221,696	130,400
174	Barclays Capital	H-SHARES Index Futures	January 29, 2014	11,934,817	12,154,173	219,356
47	Barclays Capital	IBEX 35 Index Futures	January 17, 2014	6,031,705	6,381,347	349,642
70	Barclays Capital	KOSPI Index 200 Futures	March 13, 2014	8,676,912	8,810,110	133,198
91	Barclays Capital	MSCI Taiwan Stock Index Futures	January 28, 2014	2,702,109	2,759,120	57,011
1,672	Barclays Capital	S&P 500 E-Mini Futures	March 21, 2014	147,870,214	153,915,960	6,045,746
99	Barclays Capital	S&P MID 400 E-Mini Futures	March 21, 2014	12,736,528	13,260,060	523,532
80	Barclays Capital	S&P/Toronto Stock Exchange 60 Index Futures	March 20, 2014	11,303,428	11,762,203	458,775
173	Barclays Capital	SGX S&P CNX Nifty Index Futures	January 30, 2014	2,188,696	2,197,446	8,750
78	Barclays Capital	SPI 200 Index Futures	March 20, 2014	8,835,535	9,259,462	423,927
261	Barclays Capital	TOPIX Index Futures	March 13, 2014	31,105,236	32,281,123	1,175,887
28	J.P. Morgan	10-Year Japanese Government Bond	March 11, 2014	38,322,900	38,106,163	(216,737)
183	J.P. Morgan	Australia 10-Year Bond Futures	March 17, 2014	18,562,301	18,736,059	173,758
220	J.P. Morgan	Canadian 10-Year Bond Futures	March 20, 2014	26,596,866	26,248,811	(348,055)
211	J.P. Morgan	Euro - Bund Futures	March 6, 2014	40,971,996	40,397,252	(574,744)
1,650	J.P. Morgan	U.S. Treasury 10-Year Note Futures	March 20, 2014	207,114,349	203,027,344	(4,087,005)

				873,299,686	883,021,319	9,721,633

Short Contracts:
21	J.P. Morgan	LME Aluminum Futures^	January 3, 2014	(965,956)	(921,243)	44,713
10	J.P. Morgan	LME Aluminum Futures^	January 10, 2014	(467,479)	(439,707)	27,772
12	J.P. Morgan	LME Aluminum Futures^	January 17, 2014	(552,575)	(528,855)	23,720
7	J.P. Morgan	LME Aluminum Futures^	January 24, 2014	(324,082)	(309,172)	14,910
17	J.P. Morgan	LME Aluminum Futures^	January 28, 2014	(806,190)	(751,783)	54,407
6	J.P. Morgan	LME Aluminum Futures^	January 29, 2014	(284,688)	(265,418)	19,270
1	J.P. Morgan	LME Aluminum Futures^	January 31, 2014	(46,998)	(44,264)	2,734
25	J.P. Morgan	LME Aluminum Futures^	February 5, 2014	(1,137,598)	(1,108,313)	29,285
8	J.P. Morgan	LME Aluminum Futures^	February 7, 2014	(363,264)	(354,880)	8,384
16	J.P. Morgan	LME Aluminum Futures^	February 14, 2014	(717,179)	(711,300)	5,879
25	J.P. Morgan	LME Aluminum Futures^	February 21, 2014	(1,111,198)	(1,113,306)	(2,108)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	123

Consolidated Schedule of Investments	December 31, 2013

AQR RISK PARITY FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts (continued)
5	J.P. Morgan	LME Aluminum Futures^	February 27, 2014	$(222,059)	$(223,049)	$(990)
20	J.P. Morgan	LME Aluminum Futures^	March 5, 2014	(890,002)	(893,750)	(3,748)
348	J.P. Morgan	LME Aluminum Futures^	March 17, 2014	(15,556,462)	(15,614,325)	(57,863)
20	J.P. Morgan	LME Aluminum Futures^	June 16, 2014	(907,438)	(916,875)	(9,437)
4	J.P. Morgan	LME Copper Futures^	January 3, 2014	(727,992)	(737,575)	(9,583)
7	J.P. Morgan	LME Copper Futures^	January 10, 2014	(1,243,881)	(1,290,407)	(46,526)
15	J.P. Morgan	LME Copper Futures^	January 17, 2014	(2,699,969)	(2,763,281)	(63,312)
2	J.P. Morgan	LME Copper Futures^	January 24, 2014	(357,996)	(368,352)	(10,356)
6	J.P. Morgan	LME Copper Futures^	January 28, 2014	(1,082,988)	(1,105,142)	(22,154)
6	J.P. Morgan	LME Copper Futures^	January 31, 2014	(1,086,738)	(1,105,206)	(18,468)
8	J.P. Morgan	LME Copper Futures^	February 5, 2014	(1,432,135)	(1,473,750)	(41,615)
2	J.P. Morgan	LME Copper Futures^	February 7, 2014	(356,640)	(368,452)	(11,812)
15	J.P. Morgan	LME Copper Futures^	February 14, 2014	(2,617,517)	(2,763,562)	(146,045)
4	J.P. Morgan	LME Copper Futures^	February 21, 2014	(699,492)	(736,625)	(37,133)
8	J.P. Morgan	LME Copper Futures^	February 27, 2014	(1,416,183)	(1,473,250)	(57,067)
3	J.P. Morgan	LME Copper Futures^	March 12, 2014	(540,894)	(552,469)	(11,575)
163	J.P. Morgan	LME Copper Futures^	March 17, 2014	(28,793,336)	(30,015,431)	(1,222,095)
4	J.P. Morgan	LME Lead Futures^	January 3, 2014	(208,058)	(219,050)	(10,992)
1	J.P. Morgan	LME Lead Futures^	January 10, 2014	(51,954)	(54,871)	(2,917)
4	J.P. Morgan	LME Lead Futures^	January 17, 2014	(215,992)	(219,824)	(3,832)
1	J.P. Morgan	LME Lead Futures^	January 24, 2014	(54,160)	(55,021)	(861)
4	J.P. Morgan	LME Lead Futures^	January 28, 2014	(220,492)	(220,233)	259
1	J.P. Morgan	LME Lead Futures^	January 31, 2014	(54,873)	(55,086)	(213)
4	J.P. Morgan	LME Lead Futures^	February 5, 2014	(214,706)	(220,530)	(5,824)
1	J.P. Morgan	LME Lead Futures^	February 7, 2014	(53,660)	(55,151)	(1,491)
4	J.P. Morgan	LME Lead Futures^	February 14, 2014	(210,267)	(220,864)	(10,597)
56	J.P. Morgan	LME Lead Futures^	March 17, 2014	(2,927,073)	(3,106,600)	(179,527)
2	J.P. Morgan	LME Lead Futures^	June 16, 2014	(108,571)	(111,450)	(2,879)
3	J.P. Morgan	LME Nickel Futures^	January 3, 2014	(250,110)	(248,976)	1,134
5	J.P. Morgan	LME Nickel Futures^	January 17, 2014	(420,590)	(415,332)	5,258
7	J.P. Morgan	LME Nickel Futures^	January 24, 2014	(610,665)	(581,665)	29,000
1	J.P. Morgan	LME Nickel Futures^	January 28, 2014	(87,778)	(83,112)	4,666
1	J.P. Morgan	LME Nickel Futures^	February 7, 2014	(84,345)	(83,152)	1,193
5	J.P. Morgan	LME Nickel Futures^	February 14, 2014	(413,019)	(415,907)	(2,888)
29	J.P. Morgan	LME Nickel Futures^	March 17, 2014	(2,382,600)	(2,416,860)	(34,260)
11	J.P. Morgan	LME Zinc Futures^	January 3, 2014	(519,521)	(564,575)	(45,054)
3	J.P. Morgan	LME Zinc Futures^	January 10, 2014	(141,954)	(153,503)	(11,549)
2	J.P. Morgan	LME Zinc Futures^	January 17, 2014	(95,540)	(102,272)	(6,732)
10	J.P. Morgan	LME Zinc Futures^	January 24, 2014	(484,081)	(511,732)	(27,651)
8	J.P. Morgan	LME Zinc Futures^	January 31, 2014	(390,783)	(409,686)	(18,903)
6	J.P. Morgan	LME Zinc Futures^	February 21, 2014	(283,225)	(307,927)	(24,702)
8	J.P. Morgan	LME Zinc Futures^	February 27, 2014	(377,583)	(410,776)	(33,193)
7	J.P. Morgan	LME Zinc Futures^	March 12, 2014	(342,985)	(359,822)	(16,837)
173	J.P. Morgan	LME Zinc Futures^	March 17, 2014	(8,205,728)	(8,900,850)	(695,122)

				(86,819,242)	(89,454,569)	(2,635,327)

				$786,480,444	$793,566,750	$7,086,306

Cash held as collateral for futures contracts at Barclays Capital, J.P. Morgan and Goldman Sachs was $6,981,247, $11,872,656 and $5,516,986, respectively at December 31, 2013.

^ Represents positions held in the respective Subsidiary (Note 2)

The accompanying notes are an integral part of these financial statements.	(Continued)

124	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR RISK PARITY FUND

Forward foreign currency exchange contracts outstanding as of December 31, 2013:

Over the Counter

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Brazilian Real, Expiring 03/19/14*	Credit Suisse International	BRL	29,836,500	$12,358,051	$12,417,407	$59,356
Brazilian Real, Expiring 03/19/14*	The Royal Bank of Scotland	BRL	29,836,500	12,358,067	12,417,406	59,339
Czech Republic Koruna, Expiring 03/19/14	Credit Suisse International	CZK	10,964,000	547,403	552,437	5,034
Czech Republic Koruna, Expiring 03/19/14	The Royal Bank of Scotland	CZK	10,964,000	547,406	552,437	5,031
Euro, Expiring 03/19/14	Credit Suisse International	EUR	7,128,500	9,759,720	9,806,464	46,744
Euro, Expiring 03/19/14	The Royal Bank of Scotland	EUR	8,738,754	11,954,229	12,021,642	67,413
British Pound, Expiring 03/19/14	The Royal Bank of Scotland	GBP	843,239	1,377,718	1,395,624	17,906
Hong Kong Dollar, Expiring 03/19/14	Credit Suisse International	HKD	2,738,500	353,290	353,188	(102)
Hong Kong Dollar, Expiring 03/19/14	The Royal Bank of Scotland	HKD	6,105,500	787,567	787,435	(132)
Hungarian Forint, Expiring 03/19/14	The Royal Bank of Scotland	HUF	405,860,000	1,853,068	1,870,504	17,436
Israeli Shekel, Expiring 03/19/14	Credit Suisse International	ILS	74,291,500	21,169,054	21,371,438	202,384
Israeli Shekel, Expiring 03/19/14	The Royal Bank of Scotland	ILS	74,291,500	21,168,748	21,371,438	202,690
Korean Won, Expiring 03/19/14*	Credit Suisse International	KRW	21,397,409,000	20,186,573	20,180,068	(6,505)
Korean Won, Expiring 03/19/14*	The Royal Bank of Scotland	KRW	21,397,408,999	20,186,476	20,180,068	(6,408)
Mexican Peso, Expiring 03/19/14	Credit Suisse International	MXN	270,340,500	20,320,477	20,581,680	261,203
Mexican Peso, Expiring 03/19/14	The Royal Bank of Scotland	MXN	270,340,500	20,320,516	20,581,680	261,164
Singapore Dollar, Expiring 03/19/14	Credit Suisse International	SGD	15,410,500	12,330,428	12,212,044	(118,384)
Singapore Dollar, Expiring 03/19/14	The Royal Bank of Scotland	SGD	15,410,500	12,330,464	12,212,044	(118,420)
Turkish Lira, Expiring 03/19/14	Credit Suisse International	TRY	21,941,500	10,596,006	10,048,839	(547,167)
Turkish Lira, Expiring 03/19/14	The Royal Bank of Scotland	TRY	21,941,500	10,595,923	10,048,839	(547,084)
Taiwanese Dollar, Expiring 03/19/14*	Credit Suisse International	TWD	330,351,500	11,237,758	11,108,176	(129,582)
Taiwanese Dollar, Expiring 03/19/14*	The Royal Bank of Scotland	TWD	330,351,500	11,237,690	11,108,176	(129,514)
South African Rand, Expiring 03/19/14	Credit Suisse International	ZAR	55,797,000	5,305,974	5,261,563	(44,411)
South African Rand, Expiring 03/19/14	The Royal Bank of Scotland	ZAR	55,796,999	5,305,999	5,261,563	(44,436)

				$254,188,605	$253,702,160	$(486,445)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	125

Consolidated Schedule of Investments	December 31, 2013

AQR RISK PARITY FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/19/14	Credit Suisse International	AUD	(20,000)	$(18,072)	$(17,771)	$301
Australian Dollar, Expiring 03/19/14	The Royal Bank of Scotland	AUD	(24,000)	(21,625)	(21,325)	300
Brazilian Real, Expiring 03/19/14*	Credit Suisse International	BRL	(3,473,000)	(1,452,587)	(1,445,399)	7,188
Brazilian Real, Expiring 03/19/14*	The Royal Bank of Scotland	BRL	(3,473,000)	(1,452,555)	(1,445,399)	7,156
Swiss Franc, Expiring 03/19/14	Credit Suisse International	CHF	(55,500)	(61,491)	(62,255)	(764)
Swiss Franc, Expiring 03/19/14	The Royal Bank of Scotland	CHF	(207,500)	(230,990)	(232,755)	(1,765)
Euro, Expiring 03/19/14	Credit Suisse International	EUR	(74,304,379)	(101,817,474)	(102,218,305)	(400,831)
Euro, Expiring 03/19/14	The Royal Bank of Scotland	EUR	(77,333,936)	(105,959,511)	(106,385,975)	(426,464)
British Pound, Expiring 03/19/14	Credit Suisse International	GBP	(11,203,110)	(18,339,322)	(18,541,987)	(202,665)
British Pound, Expiring 03/19/14	The Royal Bank of Scotland	GBP	(14,092,403)	(23,059,564)	(23,323,983)	(264,419)
Hong Kong Dollar, Expiring 03/19/14	The Royal Bank of Scotland	HKD	(747,000)	(96,363)	(96,342)	21
Hungarian Forint, Expiring 03/19/14	Credit Suisse International	HUF	(101,433,001)	(457,982)	(467,478)	(9,496)
Hungarian Forint, Expiring 03/19/14	The Royal Bank of Scotland	HUF	(101,433,001)	(457,979)	(467,478)	(9,499)
Israeli Shekel, Expiring 03/19/14	Credit Suisse International	ILS	(3,412,500)	(971,276)	(981,674)	(10,398)
Israeli Shekel, Expiring 03/19/14	The Royal Bank of Scotland	ILS	(3,412,500)	(971,381)	(981,674)	(10,293)
Japanese Yen, Expiring 03/19/14	Credit Suisse International	JPY	(56,440,000)	(548,741)	(536,145)	12,596
Japanese Yen, Expiring 03/19/14	The Royal Bank of Scotland	JPY	(56,440,000)	(548,744)	(536,145)	12,599
Korean Won, Expiring 03/19/14*	The Royal Bank of Scotland	KRW	(574,293,000)	(542,502)	(541,620)	882
Mexican Peso, Expiring 03/19/14	Credit Suisse International	MXN	(27,427,500)	(2,079,660)	(2,088,122)	(8,462)
Mexican Peso, Expiring 03/19/14	The Royal Bank of Scotland	MXN	(27,427,500)	(2,079,350)	(2,088,122)	(8,772)
Poland Zloty, Expiring 03/19/14	Credit Suisse International	PLN	(1,202,000)	(391,060)	(396,037)	(4,977)
Poland Zloty, Expiring 03/19/14	The Royal Bank of Scotland	PLN	(1,202,000)	(391,057)	(396,037)	(4,980)
Russian Ruble, Expiring 03/19/14*	Credit Suisse International	RUB	(120,635,500)	(3,623,576)	(3,622,734)	842
Russian Ruble, Expiring 03/19/14*	The Royal Bank of Scotland	RUB	(120,635,500)	(3,623,597)	(3,622,734)	863
Singapore Dollar, Expiring 03/19/14	Credit Suisse International	SGD	(4,426,500)	(3,530,989)	(3,507,778)	23,211
Singapore Dollar, Expiring 03/19/14	The Royal Bank of Scotland	SGD	(4,426,500)	(3,531,059)	(3,507,778)	23,281
Turkish Lira, Expiring 03/19/14	Credit Suisse International	TRY	(3,461,000)	(1,665,524)	(1,585,080)	80,444
Turkish Lira, Expiring 03/19/14	The Royal Bank of Scotland	TRY	(3,461,000)	(1,663,665)	(1,585,080)	78,585

The accompanying notes are an integral part of these financial statements.	(Continued)

126	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR RISK PARITY FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Taiwanese Dollar, Expiring 03/19/14*	Credit Suisse International	TWD	(72,769,000)	$(2,472,263)	$(2,446,881)	$25,382
Taiwanese Dollar, Expiring 03/19/14*	The Royal Bank of Scotland	TWD	(72,769,000)	(2,472,212)	(2,446,881)	25,331
South African Rand, Expiring 03/19/14	Credit Suisse International	ZAR	(27,013,500)	(2,567,504)	(2,547,328)	20,176
South African Rand, Expiring 03/19/14	The Royal Bank of Scotland	ZAR	(29,261,500)	(2,781,850)	(2,759,311)	22,539

				(289,881,525)	(290,903,613)	(1,022,088)

				$(35,692,920)	$(37,201,453)	$(1,508,533)

Money Market Fund is pledged as collateral to The Royal Bank of Scotland and Credit Suisse International for forward foreign currency exchange contracts in the amount of $18,556,251 and $950,002, respectively, at December 31, 2013.

*	Non deliverable forward. See Note 3 in the Notes to Financial Statements.

AUD - Australian Dollar

BRL - Brazilian Real

CHF - Swiss Franc

CZK - Czech Republic Koruna

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

HUF - Hungarian Forint

ILS - Israeli Shekel

JPY - Japanese Yen

KRW - Korean Won

MXN - Mexican Peso

PLN - Poland Zloty

RUB - Russian Ruble

SGD - Singapore Dollar

TRY - Turkish Lira

TWD - Taiwanese Dollar

USD - United States Dollar

ZAR - South African Rand

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2013	127

Consolidated Schedule of Investments	December 31, 2013

AQR RISK PARITY II MV FUND

GOVERNMENT RELATED OBLIGATIONS - 17.8%	INTEREST RATE	MATURITY DATE	CURRENCY	PRINCIPAL AMOUNT (000’S)	VALUE (Note 3)

Sovereign Debt - 17.8%
Deutsche Bundesrepublik Inflation Linked Bond (Germany)	0.100%	04/15/23	EUR	1,446	$1,940,065
Deutsche Bundesrepublik Inflation Linked Bond (Germany)	0.750%	04/15/18	EUR	742	1,060,978
Deutsche Bundesrepublik Inflation Linked Bond (Germany)	1.750%	04/15/20	EUR	437	664,696
France Government Bond OAT (France)	0.250%	07/25/18	EUR	311	435,228
France Government Bond OAT (France)	0.250%	07/25/24	EUR	101	131,604
France Government Bond OAT (France)	1.100%	07/25/22	EUR	216	311,346
France Government Bond OAT (France)	1.300%	07/25/19	EUR	849	1,255,305
France Government Bond OAT (France)	2.100%	07/25/23	EUR	109	170,321
United Kingdom Index Linked Treasury Gilt (United Kingdom)	0.125%	03/22/24	GBP	312	520,411
United Kingdom Treasury Gilt (United Kingdom)	1.875%	11/22/22	GBP	980	1,931,256

TOTAL GOVERNMENT RELATED OBLIGATIONS (cost $8,317,192)					8,421,210

U.S. TREASURY OBLIGATIONS - 26.2%

U.S. Treasury Inflation Protected Securities - 26.2%
U.S. Treasury Inflation Protected Securities	0.125%	04/15/18	USD	$3,100	3,194,387
U.S. Treasury Inflation Protected Securities	0.125%	01/15/22	USD	1,000	991,714
U.S. Treasury Inflation Protected Securities	0.125%	07/15/22	USD	1,000	972,815
U.S. Treasury Inflation Protected Securities	0.125%	01/15/23	USD	1,000	955,598
U.S. Treasury Inflation Protected Securities	0.375%	07/15/23	USD	900	871,098
U.S. Treasury Inflation Protected Securities	1.375%	07/15/18	USD	700	821,680
U.S. Treasury Inflation Protected Securities	1.625%	01/15/18	USD	1,500	1,817,342
U.S. Treasury Inflation Protected Securities	2.125%	01/15/19	USD	600	728,847
U.S. Treasury Inflation Protected Securities	2.625%	07/15/17	USD	1,600	2,028,049

TOTAL U.S. TREASURY OBLIGATIONS (cost $12,556,374)					12,381,530

MONEY MARKET FUNDS - 34.8%	SHARES
BlackRock Liquidity Funds TempFund Portfolio - Series I, Institutional Shares, 0.050% (a)^	857,621	857,621
Dreyfus Treasury Cash Management, Class I, 0.010% (a)^	3,430,485	3,430,485
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.000% (a)(b)^	7,851,842	7,851,842
UBS Money Series - UBS Select Treasury Preferred Fund, Class I, 0.010% (a)^	4,288,107	4,288,107

TOTAL MONEY MARKET FUNDS (cost $16,428,055)		16,428,055

	PRINCIPAL AMOUNT (000’S)
SHORT-TERM INVESTMENTS - 16.3%
U.S. Treasury Bills, 0.066%, 01/30/2014 (c)	$2,945	2,944,659
U.S. Treasury Bills, 0.073%, 02/06/2014 (c)	2,944	2,944,656
U.S. Treasury Bills, 0.066%, 01/30/2014 (c)^	901	900,787
U.S. Treasury Bills, 0.073%, 02/06/2014 (c)^	901	900,786

TOTAL SHORT-TERM INVESTMENTS (cost $7,690,515)		7,690,888

TOTAL INVESTMENTS - 95.1% (cost $44,992,136)		$44,921,683

OTHER ASSETS IN EXCESS OF LIABILITIES - 4.9% (d)		2,323,440

NET ASSETS - 100.0%		$47,245,123

All securities are United States companies, unless noted otherwise in parentheses.

(a)	Represents annualized seven-day yield as of December 31, 2013.
(b)	A portion of the security is pledged as collateral to the brokers for forward foreign currency exchange and swap contracts.
(c)	The rate shown is the effective yield at the date of purchase.

The accompanying notes are an integral part of these financial statements.	(Continued)

128	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR RISK PARITY II MV FUND

(d)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.
^	All or a portion represents positions held in the respective Subsidiary (Note 2).

All securities are Level 2 with respect to ASC 820 (See Note 5).

The following abbreviations are used in portfolio descriptions:

EUR - Euro

GBP - British Pound

USD - United States Dollar

Total return swap contracts outstanding as of December 31, 2013:

Over the Counter

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs	Bovespa Index	2/12/2014	BRL	1,268,688	$11,145
Deutsche Bank	Brent Crude Futures^	1/16/2014	USD	3,566,370	90,030
Deutsche Bank	Brent Crude Futures^	1/16/2014	USD	(3,540,010)	(116,390)
Deutsche Bank	Brent Crude Futures^	2/13/2014	USD	3,317,860	108,570
Deutsche Bank	Brent Crude Futures^	2/13/2014	USD	(3,429,400)	2,970
Deutsche Bank	Brent Crude Futures^	3/14/2014	USD	2,665,440	(18,960)
Barclays Capital	Cocoa Futures^	3/14/2014	USD	107,340	1,020
Barclays Capital	Cocoa Futures^	3/14/2014	USD	(27,420)	330
Barclays Capital	Coffee ‘C’ Futures^	3/19/2014	USD	243,788	5,288
Barclays Capital	Corn Futures^	3/14/2014	USD	416,322	(57,599)
Barclays Capital	Corn Futures^	3/14/2014	USD	(379,288)	20,579
Barclays Capital	Corn Futures^	5/14/2014	USD	362,656	(18,456)
Deutsche Bank	Gas Oil Futures ^	1/10/2014	USD	922,500	21,750
Deutsche Bank	Gas Oil Futures ^	1/10/2014	USD	(907,750)	(36,500)
Deutsche Bank	Gas Oil Futures ^	2/12/2014	USD	1,004,225	33,625
Deutsche Bank	Gas Oil Futures ^	2/12/2014	USD	(1,036,850)	(1,000)
Deutsche Bank	Gas Oil Futures^	3/12/2014	USD	943,250	(1,500)
Deutsche Bank	Gasoline RBOB Futures^	1/31/2014	USD	1,172,073	115,013
Deutsche Bank	Gasoline RBOB Futures^	1/31/2014	USD	(1,238,366)	(48,720)
Deutsche Bank	Gasoline RBOB Futures^	2/28/2014	USD	907,502	30,576
Deutsche Bank	Gasoline RBOB Futures^	2/28/2014	USD	(939,721)	1,642
Deutsche Bank	Gasoline RBOB Futures^	3/31/2014	USD	874,591	(4,057)
Barclays Capital	Gold 100 OZ Futures^	2/26/2014	USD	772,080	(50,688)
Barclays Capital	Gold 100 OZ Futures^	2/26/2014	USD	(246,310)	5,849
Deutsche Bank	Heating Oil Futures ^	1/31/2014	USD	724,374	48,057
Deutsche Bank	Heating Oil Futures ^	1/31/2014	USD	(752,254)	(20,177)
Deutsche Bank	Heating Oil Futures ^	2/28/2014	USD	629,601	11,697
Deutsche Bank	Heating Oil Futures ^	2/28/2014	USD	(640,987)	(311)
Deutsche Bank	Heating Oil Futures ^	3/31/2014	USD	512,686	(1,378)
Goldman Sachs	H-SHARES Index Futures	1/29/2014	HKD	3,182,412	8,703
Barclays Capital	Lean Hogs Futures^	2/14/2014	USD	513,610	(35,225)
Barclays Capital	Lean Hogs Futures^	2/14/2014	USD	(145,108)	8,426
Barclays Capital	Live Cattle Futures^	2/28/2014	USD	1,065,152	11,844
Barclays Capital	Live Cattle Futures^	2/28/2014	USD	(211,969)	(3,430)
Barclays Capital	LME Aluminum Futures^	3/17/2014	USD	139,275	(4,669)
Barclays Capital	LME Aluminum Futures^	3/17/2014	USD	(131,025)	(3,581)
Barclays Capital	LME Aluminum Futures^	6/16/2014	USD	133,988	3,544
Barclays Capital	LME Copper Futures^	3/17/2014	USD	540,000	12,431
Barclays Capital	LME Copper Futures^	3/17/2014	USD	(522,000)	(30,431)
Barclays Capital	LME Copper Futures^	6/16/2014	USD	521,850	28,500
Goldman Sachs	MSCI Taiwan Stock Index Futures	1/28/2014	USD	740,292	17,708
Deutsche Bank	Natural Gas Swap Futures^	2/26/2014	USD	313,810	21,630
Deutsche Bank	Natural Gas Swap Futures^	2/26/2014	USD	(353,280)	17,840
Deutsche Bank	Natural Gas Swap Futures^	3/27/2014	USD	339,280	(10,880)
Bank of America	Russian Depository Index	3/19/2014	USD	76,737	2,058
Bank of America	Russian Trading System Index Futures	3/17/2014	USD	512,733	18,769
Barclays Capital	Silver Futures^	3/27/2014	USD	107,270	(10,420)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	129

Consolidated Schedule of Investments	December 31, 2013

AQR RISK PARITY II MV FUND

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Capital	Soybean Futures^	3/14/2014	USD	315,858	$7,265
Barclays Capital	Soybean Futures^	3/14/2014	USD	(328,688)	5,560
Barclays Capital	Soybean Futures^	5/14/2014	USD	324,375	(5,125)
Barclays Capital	Soybean Meal Futures^	3/14/2014	USD	125,370	(270)
Barclays Capital	Soybean Oil Futures^	3/14/2014	USD	317,808	(12,594)
Barclays Capital	Sugar #11 (World Markets) Futures^	2/28/2014	USD	19,591	(1,212)
Goldman Sachs	Swiss Market Index Futures	3/21/2014	CHF	544,630	25,901
Bank of America	U.S. Treasury 10-Year Note Futures	3/20/2014	USD	1,630,499	(30,890)
Barclays Capital	Wheat Futures^	3/14/2014	USD	266,860	(24,754)
Barclays Capital	Wheat Futures^	3/14/2014	USD	(265,730)	23,624
Barclays Capital	Wheat Futures^	5/14/2014	USD	167,613	(14,600)
Barclays Capital	Wheat Futures^	5/14/2014	USD	(32,800)	2,198
Deutsche Bank	WTI Crude Oil Futures^	1/21/2014	USD	2,847,430	105,170
Deutsche Bank	WTI Crude Oil Futures^	1/21/2014	USD	(2,823,830)	(128,770)
Deutsche Bank	WTI Crude Oil Futures^	2/20/2014	USD	2,360,960	102,790
Deutsche Bank	WTI Crude Oil Futures^	2/20/2014	USD	(2,496,270)	32,520
Deutsche Bank	WTI Crude Oil Futures^	3/20/2014	USD	2,392,320	(29,760)

					$242,275

Money Market Fund is pledged to Goldman Sachs and Barclays Capital as collateral to brokers for total return swap contracts in the amount of $560,000 and $110,000, respectively at December 31, 2013.

^	Represents positions held in the respective Subsidiary (Note 2).

Open futures contracts outstanding at December 31, 2013:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
1	Goldman Sachs	Cattle Feeder Futures^	March 27, 2014	$83,518	$83,700	$182
2	Goldman Sachs	Cocoa Futures^	March 14, 2014	55,423	54,181	(1,242)
2	Goldman Sachs	Coffee ‘C’ Futures^	March 19, 2014	80,114	83,025	2,911
26	Goldman Sachs	Corn Futures^	May 14, 2014	574,468	559,325	(15,143)
5	Goldman Sachs	Cotton No. 2 Futures^	March 7, 2014	197,317	211,600	14,283
1	Goldman Sachs	Lean Hogs Futures^	February 14, 2014	36,525	34,170	(2,355)
1	J.P. Morgan	LME Aluminum Futures^	January 3, 2014	46,050	43,869	(2,181)
2	J.P. Morgan	LME Aluminum Futures^	January 17, 2014	92,483	88,142	(4,341)
2	J.P. Morgan	LME Aluminum Futures^	January 22, 2014	93,923	88,280	(5,643)
2	J.P. Morgan	LME Aluminum Futures^	January 29, 2014	94,853	88,472	(6,381)
1	J.P. Morgan	LME Aluminum Futures^	February 5, 2014	45,452	44,332	(1,120)
1	J.P. Morgan	LME Aluminum Futures^	February 7, 2014	45,540	44,360	(1,180)
1	J.P. Morgan	LME Aluminum Futures^	February 14, 2014	44,652	44,456	(196)
4	J.P. Morgan	LME Aluminum Futures^	February 21, 2014	177,875	178,129	254
4	J.P. Morgan	LME Aluminum Futures^	March 5, 2014	177,009	178,751	1,742
22	J.P. Morgan	LME Aluminum Futures^	March 17, 2014	1,021,609	987,113	(34,496)
15	J.P. Morgan	LME Aluminum Futures^	June 16, 2014	678,576	687,656	9,080
1	J.P. Morgan	LME Copper Futures^	January 17, 2014	180,278	184,218	3,940
2	J.P. Morgan	LME Copper Futures^	January 22, 2014	366,848	368,338	1,490
1	J.P. Morgan	LME Copper Futures^	January 31, 2014	181,362	184,201	2,839
2	J.P. Morgan	LME Copper Futures^	February 5, 2014	357,879	368,437	10,558
1	J.P. Morgan	LME Copper Futures^	February 21, 2014	174,627	184,156	9,529
8	J.P. Morgan	LME Copper Futures^	March 17, 2014	1,448,441	1,473,150	24,709
5	J.P. Morgan	LME Copper Futures^	June 16, 2014	881,248	917,250	36,002

The accompanying notes are an integral part of these financial statements.	(Continued)

130	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR RISK PARITY II MV FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts (continued)
1	J.P. Morgan	LME Lead Futures^	January 22, 2014	$55,058	$55,002	$(56)
1	J.P. Morgan	LME Lead Futures^	January 29, 2014	55,127	55,067	(60)
1	J.P. Morgan	LME Lead Futures^	January 31, 2014	54,877	55,086	209
1	J.P. Morgan	LME Lead Futures^	February 21, 2014	51,933	55,277	3,344
5	J.P. Morgan	LME Lead Futures^	March 17, 2014	272,611	277,376	4,765
3	J.P. Morgan	LME Lead Futures^	June 16, 2014	156,381	167,175	10,794
1	J.P. Morgan	LME Nickel Futures^	January 22, 2014	88,520	83,087	(5,433)
1	J.P. Morgan	LME Nickel Futures^	February 14, 2014	82,202	83,181	979
2	J.P. Morgan	LME Nickel Futures^	March 17, 2014	171,514	166,680	(4,834)
1	J.P. Morgan	LME Nickel Futures^	June 16, 2014	81,260	83,748	2,488
1	J.P. Morgan	LME Zinc Futures^	January 3, 2014	47,127	51,325	4,198
1	J.P. Morgan	LME Zinc Futures^	January 22, 2014	49,065	51,163	2,098
12	J.P. Morgan	LME Zinc Futures^	March 17, 2014	577,057	617,401	40,344
10	J.P. Morgan	LME Zinc Futures^	June 16, 2014	478,084	515,251	37,167
5	Goldman Sachs	Silver Futures^	March 27, 2014	542,598	484,250	(58,348)
6	Goldman Sachs	Soybean Futures^	May 14, 2014	386,376	383,100	(3,276)
3	Goldman Sachs	Soybean Meal Futures^	March 14, 2014	125,905	125,100	(805)
5	Goldman Sachs	Soybean Oil Futures^	March 14, 2014	121,813	117,390	(4,423)
20	Goldman Sachs	Sugar #11 (World Markets) Futures^	March 28, 2014	409,108	367,584	(41,524)
1	Goldman Sachs	Wheat Futures^	May 14, 2014	33,498	30,600	(2,898)
2	Barclays Capital	Amsterdam Index Futures	January 17, 2014	208,986	221,406	12,420
10	Barclays Capital	CAC40 Index Futures	January 17, 2014	562,435	591,344	28,909
2	Barclays Capital	DAX Index Futures	March 21, 2014	630,466	660,715	30,249
7	Barclays Capital	E-Mini Russell 2000 Futures	March 21, 2014	769,068	812,980	43,912
33	Barclays Capital	Euro Stoxx 50 Index	March 21, 2014	1,344,066	1,410,973	66,907
14	Barclays Capital	FTSE 100 Index Futures	March 21, 2014	1,494,023	1,552,701	58,678
10	J.P. Morgan	FTSE/JSE Top 40 Index Futures	March 20, 2014	374,739	397,522	22,783
3	Barclays Capital	FTSE/MIB Index Futures	March 21, 2014	375,805	392,590	16,785
3	Barclays Capital	Hang Seng Index Futures	January 29, 2014	443,091	451,356	8,265
10	Barclays Capital	H-SHARES Index Futures	January 29, 2014	685,903	698,516	12,613
3	Barclays Capital	IBEX 35 Index Futures	January 17, 2014	384,775	407,321	22,546
5	Barclays Capital	KOSPI Index 200 Futures	March 13, 2014	619,869	629,294	9,425
115	Barclays Capital	S&P 500 E-Mini Futures	March 21, 2014	10,170,499	10,586,325	415,826
7	Barclays Capital	S&P MID 400 E-Mini Futures	March 21, 2014	901,598	937,580	35,982
2	Barclays Capital	S&P/Toronto Stock Exchange 60 Index Futures	March 20, 2014	282,212	294,056	11,844
11	Barclays Capital	SGX S&P CNX Nifty Index Futures	January 30, 2014	139,226	139,722	496
4	Barclays Capital	SPI 200 Index Futures	March 20, 2014	452,968	474,844	21,876
18	Barclays Capital	TOPIX Index Futures	March 13, 2014	2,145,019	2,226,284	81,265
12	J.P. Morgan	Australia 10-Year Bond Futures	March 17, 2014	1,217,200	1,228,594	11,394
14	J.P. Morgan	Canadian 10-Year Bond Futures	March 20, 2014	1,692,528	1,670,379	(22,149)
42	J.P. Morgan	Euro—Bund Futures	March 6, 2014	8,165,244	8,041,159	(124,085)
39	J.P. Morgan	Mini Japanese 10-Year Treasury Bond	March 10, 2014	5,330,108	5,305,792	(24,316)
176	J.P. Morgan	U.S. Treasury 10-Year Note Futures	March 20, 2014	22,095,625	21,656,251	(439,374)

				71,461,637	71,791,858	330,221

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	131

Consolidated Schedule of Investments	December 31, 2013

AQR RISK PARITY II MV FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts:
1	J.P. Morgan	LME Aluminum Futures^	January 3, 2014	$(45,998)	$(43,869)	$2,129
2	J.P. Morgan	LME Aluminum Futures^	January 17, 2014	(92,096)	(88,143)	3,953
2	J.P. Morgan	LME Aluminum Futures^	January 22, 2014	(93,896)	(88,280)	5,616
2	J.P. Morgan	LME Aluminum Futures^	January 29, 2014	(94,896)	(88,473)	6,423
1	J.P. Morgan	LME Aluminum Futures^	February 5, 2014	(45,504)	(44,333)	1,171
1	J.P. Morgan	LME Aluminum Futures^	February 7, 2014	(45,408)	(44,360)	1,048
1	J.P. Morgan	LME Aluminum Futures^	February 14, 2014	(44,824)	(44,457)	367
4	J.P. Morgan	LME Aluminum Futures^	February 21, 2014	(177,729)	(178,129)	(400)
4	J.P. Morgan	LME Aluminum Futures^	March 5, 2014	(178,000)	(178,750)	(750)
22	J.P. Morgan	LME Aluminum Futures^	March 17, 2014	(982,560)	(987,112)	(4,552)
4	J.P. Morgan	LME Aluminum Futures^	June 16, 2014	(181,487)	(183,374)	(1,887)
1	J.P. Morgan	LME Copper Futures^	January 17, 2014	(179,998)	(184,219)	(4,221)
2	J.P. Morgan	LME Copper Futures^	January 22, 2014	(365,746)	(368,338)	(2,592)
1	J.P. Morgan	LME Copper Futures^	January 31, 2014	(181,123)	(184,201)	(3,078)
2	J.P. Morgan	LME Copper Futures^	February 5, 2014	(358,034)	(368,438)	(10,404)
1	J.P. Morgan	LME Copper Futures^	February 21, 2014	(174,510)	(184,156)	(9,646)
8	J.P. Morgan	LME Copper Futures^	March 17, 2014	(1,414,471)	(1,473,150)	(58,679)
1	J.P. Morgan	LME Lead Futures^	January 22, 2014	(54,998)	(55,003)	(5)
1	J.P. Morgan	LME Lead Futures^	January 29, 2014	(55,248)	(55,068)	180
1	J.P. Morgan	LME Lead Futures^	January 31, 2014	(54,829)	(55,086)	(257)
1	J.P. Morgan	LME Lead Futures^	February 21, 2014	(51,923)	(55,278)	(3,355)
5	J.P. Morgan	LME Lead Futures^	March 17, 2014	(262,781)	(277,375)	(14,594)
1	J.P. Morgan	LME Nickel Futures^	January 22, 2014	(88,618)	(83,087)	5,531
1	J.P. Morgan	LME Nickel Futures^	February 14, 2014	(82,604)	(83,182)	(578)
2	J.P. Morgan	LME Nickel Futures^	March 17, 2014	(163,238)	(166,680)	(3,442)
1	J.P. Morgan	LME Zinc Futures^	January 3, 2014	(47,229)	(51,325)	(4,096)
1	J.P. Morgan	LME Zinc Futures^	January 22, 2014	(49,023)	(51,163)	(2,140)
12	J.P. Morgan	LME Zinc Futures^	March 17, 2014	(570,555)	(617,400)	(46,845)
1	J.P. Morgan	LME Zinc Futures^	June 16, 2014	(49,723)	(51,525)	(1,802)

				(6,187,049)	(6,333,954)	(146,905)

				$65,274,588	$65,457,904	$183,316

Cash held as collateral at Barclays Capital, J.P. Morgan and Goldman Sachs for futures contracts was $342,076, $1,208,597 and $400,790, respectively at December 31, 2013.

^	Represents positions held in the respective Subsidiary (Note 2).

Forward foreign currency exchange contracts outstanding as of December 31, 2013:

Over the Counter

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Swiss Franc, Expiring 03/19/14	Credit Suisse International	CHF	13,500	$14,957	$15,143	$186
Swiss Franc, Expiring 03/19/14	The Royal Bank of Scotland	CHF	17,500	19,349	19,630	281
Euro, Expiring 03/19/14	The Royal Bank of Scotland	EUR	337,084	460,484	463,716	3,232
British Pound, Expiring 03/19/14	The Royal Bank of Scotland	GBP	147,434	240,884	244,014	3,130

The accompanying notes are an integral part of these financial statements.	(Continued)

132	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR RISK PARITY II MV FUND

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Hong Kong Dollar, Expiring 03/19/14	The Royal Bank of Scotland	HKD	377,000	$48,640	$48,622	$(18)
Russian Ruble, Expiring 03/19/14*	Credit Suisse International	RUB	231,000	6,905	6,937	32
Russian Ruble, Expiring 03/19/14*	The Royal Bank of Scotland	RUB	879,000	26,410	26,397	(13)

				$817,629	$824,459	$6,830

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Swiss Franc, Expiring 03/19/14	The Royal Bank of Scotland	CHF	(13,000)	$(14,596)	$(14,582)	$14
Euro, Expiring 03/19/14	Credit Suisse International	EUR	(2,314,062)	(3,170,903)	(3,183,386)	(12,483)
Euro, Expiring 03/19/14	The Royal Bank of Scotland	EUR	(2,438,398)	(3,341,516)	(3,354,431)	(12,915)
British Pound, Expiring 03/19/14	Credit Suisse International	GBP	(787,530)	(1,289,175)	(1,303,421)	(14,246)
British Pound, Expiring 03/19/14	The Royal Bank of Scotland	GBP	(893,602)	(1,462,718)	(1,478,978)	(16,260)
Hong Kong Dollar, Expiring 03/19/14	Credit Suisse International	HKD	(82,000)	(10,579)	(10,576)	3
Hong Kong Dollar, Expiring 03/19/14	The Royal Bank of Scotland	HKD	(340,000)	(43,853)	(43,851)	2
Russian Ruble, Expiring 03/19/14*	Credit Suisse International	RUB	(11,155,500)	(335,082)	(335,004)	78
Russian Ruble, Expiring 03/19/14*	The Royal Bank of Scotland	RUB	(11,155,500)	(335,084)	(335,004)	80

				(10,003,506)	(10,059,233)	(55,727)

				$(9,185,877)	$(9,234,774)	$(48,897)

Money Market Fund is pledged to The Royal Bank of Scotland as collateral for forward foreign currency exchange contracts in the amount of $30,001 at December 31, 2013.

*	Non deliverable forward. See Note 3 in the Notes to Financial Statements.

BRL - Brazilian Real

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

RUB - Russian Ruble

USD - United States Dollar

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2013	133

Consolidated Schedule of Investments	December 31, 2013

AQR RISK PARITY II HV FUND

	INTEREST RATE	MATURITY DATE	CURRENCY	PRINCIPAL AMOUNT (000’S)	VALUE (Note 3)
GOVERNMENT RELATED OBLIGATIONS - 22.4%
Sovereign Debt - 22.4%
Deutsche Bundesrepublik Inflation Linked Bond (Germany)	0.100%	04/15/23	EUR	1,136	$1,524,337
Deutsche Bundesrepublik Inflation Linked Bond (Germany)	0.750%	04/15/18	EUR	530	757,842
Deutsche Bundesrepublik Inflation Linked Bond (Germany)	1.750%	04/15/20	EUR	437	664,696
France Government Bond OAT (France)	0.250%	07/25/18	EUR	311	435,228
France Government Bond OAT (France)	1.300%	07/25/19	EUR	637	941,479
United Kingdom Index Linked Treasury Gilt (United Kingdom)	0.125%	03/22/24	GBP	208	346,940
United Kingdom Treasury Gilt (United Kingdom)	1.875%	11/22/22	GBP	612	1,207,035

TOTAL GOVERNMENT RELATED OBLIGATIONS (cost $5,792,220)					5,877,557

U.S. TREASURY OBLIGATIONS - 36.7%
U.S. Treasury Inflation Protected Securities - 36.7%
U.S. Treasury Inflation Protected Securities (a)	0.125%	04/15/18	USD	$2,600	2,679,164
U.S. Treasury Inflation Protected Securities (a)	0.125%	01/15/22	USD	700	694,200
U.S. Treasury Inflation Protected Securities (a)	0.125%	07/15/22	USD	700	680,970
U.S. Treasury Inflation Protected Securities (a)	0.125%	01/15/23	USD	600	573,359
U.S. Treasury Inflation Protected Securities (a)	0.375%	07/15/23	USD	600	580,732
U.S. Treasury Inflation Protected Securities (a)	1.375%	07/15/18	USD	600	704,297
U.S. Treasury Inflation Protected Securities (a)	1.625%	01/15/18	USD	1,200	1,453,874
U.S. Treasury Inflation Protected Securities (a)	2.125%	01/15/19	USD	500	607,372
U.S. Treasury Inflation Protected Securities (a)	2.625%	07/15/17	USD	1,300	1,647,790

TOTAL U.S. TREASURY OBLIGATIONS (cost $9,749,117)					9,621,758

	SHARES
MONEY MARKET FUNDS - 53.8%
BlackRock Liquidity Funds TempFund Portfolio - Series I, Institutional Shares, 0.050% (b)^	240,105	240,105
Dreyfus Treasury Cash Management, Class I, 0.010% (b)^	960,423	960,423
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.000% (b)(c)^	11,700,383	11,700,383
UBS Money Series - UBS Select Treasury Preferred Fund, Class I, 0.010% (b)^	1,200,529	1,200,529

TOTAL MONEY MARKET FUNDS (cost $14,101,440)		14,101,440

	PRINCIPAL AMOUNT (000’S)
SHORT-TERM INVESTMENTS - 17.7%
U.S. Treasury Bill, 0.066%, 01/30/2014 (d)	$1,275	1,274,782
U.S. Treasury Bill, 0.073%, 02/06/2014 (d)	1,275	1,274,781
U.S. Treasury Bills, 0.080%, 05/29/2014 (d)^	1,050	1,049,753
U.S. Treasury Bills, 0.084%, 06/05/2014 (d)^	1,050	1,049,742

TOTAL SHORT-TERM INVESTMENTS (cost $4,648,715)		4,649,058

	PRINCIPAL AMOUNT (000’S)
REPURCHASE AGREEMENT - 0.7%
Barclays Capital, 0.03%, dated 12/27/13, due 01/03/14, repurchase price $191,001, collateralized by U.S. Treasury Inflation Indexed Note, 0.125%, due 01/15/23, total to be received $188,891 (a) (cost $191,000)	$191	191,000

TOTAL INVESTMENTS - 131.3% (cost $34,482,492)		34,440,813

LIABILITIES IN EXCESS OF OTHER ASSETS - (31.3%) (e)		(8,211,775)

NET ASSETS - 100.0%		$26,229,038

The accompanying notes are an integral part of these financial statements.	(Continued)

134	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR RISK PARITY II HV FUND

All securities are United States companies, unless noted otherwise in parentheses.

(a)	On December 31, 2013, securities valued at $9,812,758 were pledged as collateral for reverse repurchase agreements outstanding.
(b)	Represents annualized seven-day yield as of December 31, 2013.
(c)	A portion of the security is pledged as collateral to the brokers for forward foreign currency exchange and swap contracts.
(d)	The rate shown is the effective yield at the date of purchase.
(e)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.
^	All or a portion represents positions held in the respective Subsidiary (Note 2).

All securities are Level 2 with respect to ASC 820 (See Note 5).

The following abbreviations are used in portfolio descriptions:

EUR - Euro

GBP - British Pound

USD - United States Dollar

Open reverse repurchase agreements at December 31, 2013:

COUNTERPARTY	TRADE DATE	RATE	DUE DATE	PRINCIPAL AMOUNT OF REVERSE REPURCHASE AGREEMENT
Barclays Capital	12/06/2013	0.14%	1/15/2014	$96,250
Barclays Capital	11/20/2013	0.16%	1/15/2014	1,398,250
J.P. Morgan	11/20/2013	0.12%	1/15/2014	591,000
J.P. Morgan	11/20/2013	0.13%	1/15/2014	693,000
Morgan Stanley & Co., Inc.	12/20/2013	0.16%	1/15/2014	2,481,000
Morgan Stanley & Co., Inc.	11/20/2013	0.20%	1/15/2014	204,750
BNP Paribas Corp.	11/20/2013	0.16%	1/15/2014	3,723,500
BNP Paribas Corp.	12/06/2013	0.19%	1/15/2014	749,500

				$9,937,250

Cash held as collateral at Barclays Capital for open reverse repurchase agreements was $90,000 at December 31, 2013.

Total return swap contracts outstanding as of December 31, 2013:

Over the Counter

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs	Bovespa Index	2/12/2014	BRL	1,014,951	$8,916
Deutsche Bank	Brent Crude Futures^	1/16/2014	USD	2,269,160	57,640
Deutsche Bank	Brent Crude Futures^	1/16/2014	USD	(2,251,390)	(75,410)
Deutsche Bank	Brent Crude Futures^	2/13/2014	USD	2,248,920	72,210
Deutsche Bank	Brent Crude Futures^	2/13/2014	USD	(2,337,650)	16,520
Deutsche Bank	Brent Crude Futures^	3/14/2014	USD	2,221,200	(15,800)
Barclays Capital	Cocoa Futures^	3/14/2014	USD	26,680	410
Barclays Capital	Coffee ‘C’ Futures^	3/19/2014	USD	81,262	1,763
Barclays Capital	Corn Futures^	3/14/2014	USD	146,937	(20,329)
Barclays Capital	Corn Futures^	3/14/2014	USD	(133,290)	6,687
Barclays Capital	Corn Futures^	5/14/2014	USD	135,996	(6,921)
Barclays Capital	Cotton No. 2 Futures^	3/7/2014	USD	39,403	2,917
Deutsche Bank	Gas Oil Futures^	1/10/2014	USD	736,525	18,875
Deutsche Bank	Gas Oil Futures^	1/10/2014	USD	(724,700)	(30,700)
Deutsche Bank	Gas Oil Futures^	2/12/2014	USD	731,250	23,550
Deutsche Bank	Gas Oil Futures^	2/12/2014	USD	(756,200)	1,400
Deutsche Bank	Gas Oil Futures^	3/12/2014	USD	754,600	(1,200)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	135

Consolidated Schedule of Investments	December 31, 2013

AQR RISK PARITY II HV FUND

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Deutsche Bank	Gasoline RBOB Futures^	1/31/2014	USD	851,869	$84,193
Deutsche Bank	Gasoline RBOB Futures^	1/31/2014	USD	(900,799)	(35,263)
Deutsche Bank	Gasoline RBOB Futures^	2/28/2014	USD	794,342	26,476
Deutsche Bank	Gasoline RBOB Futures^	2/28/2014	USD	(820,126)	(693)
Deutsche Bank	Gasoline RBOB Futures^	3/31/2014	USD	749,650	(3,478)
Barclays Capital	Gold 100 OZ Futures^	2/26/2014	USD	643,400	(42,240)
Barclays Capital	Gold 100 OZ Futures^	2/26/2014	USD	(128,580)	8,348
Deutsche Bank	Heating Oil Futures^	1/31/2014	USD	607,286	36,406
Deutsche Bank	Heating Oil Futures^	1/31/2014	USD	(626,896)	(16,796)
Deutsche Bank	Heating Oil Futures^	2/28/2014	USD	503,681	9,358
Deutsche Bank	Heating Oil Futures^	2/28/2014	USD	(514,752)	1,714
Deutsche Bank	Heating Oil Futures^	3/31/2014	USD	512,686	(1,378)
Goldman Sachs	H-SHARES Index Futures	1/29/2014	HKD	3,182,412	8,703
Barclays Capital	Lean Hogs Futures^	2/14/2014	USD	366,097	(24,393)
Barclays Capital	Lean Hogs Futures^	2/14/2014	USD	(143,482)	6,801
Barclays Capital	Live Cattle Futures^	2/28/2014	USD	744,372	9,525
Barclays Capital	Live Cattle Futures^	2/28/2014	USD	(105,980)	(1,719)
Barclays Capital	LME Aluminum Futures^	3/17/2014	USD	185,700	(6,225)
Barclays Capital	LME Aluminum Futures^	3/17/2014	USD	(174,700)	(4,775)
Barclays Capital	LME Aluminum Futures^	6/16/2014	USD	178,650	4,725
Barclays Capital	LME Copper Futures^	3/17/2014	USD	540,000	12,431
Barclays Capital	LME Copper Futures^	3/17/2014	USD	(522,000)	(30,431)
Barclays Capital	LME Copper Futures^	6/16/2014	USD	521,850	28,500
Goldman Sachs	MSCI Taiwan Stock Index Futures	1/28/2014	USD	533,010	12,750
Deutsche Bank	Natural Gas Swap Futures^	2/26/2014	USD	236,640	14,940
Deutsche Bank	Natural Gas Swap Futures^	2/26/2014	USD	(264,960)	13,380
Deutsche Bank	Natural Gas Swap Futures^	3/27/2014	USD	254,460	(8,160)
Bank of America	Russian Trading System Index Futures	3/17/2014	USD	401,269	14,689
Goldman Sachs	SGX S&P CNX Nifty Index Futures	1/30/2014	USD	24,854	550
Barclays Capital	Silver Futures^	3/27/2014	USD	214,540	(20,840)
Barclays Capital	Soybean Futures^	3/14/2014	USD	315,858	7,265
Barclays Capital	Soybean Futures^	3/14/2014	USD	(328,688)	5,560
Barclays Capital	Soybean Futures^	5/14/2014	USD	324,375	(5,125)
Barclays Capital	Soybean Meal Futures^	3/14/2014	USD	41,790	(90)
Barclays Capital	Soybean Oil Futures^	3/14/2014	USD	244,260	(9,480)
Goldman Sachs	Swiss Market Index Futures	3/21/2014	CHF	466,826	22,201
Bank of America	U.S. Treasury 10-Year Note Futures	3/20/2014	USD	10,659,527	(200,543)
Barclays Capital	Wheat Futures^	3/14/2014	USD	99,690	(8,900)
Barclays Capital	Wheat Futures^	3/14/2014	USD	(99,629)	8,839
Barclays Capital	Wheat Futures^	5/14/2014	USD	100,567	(8,767)
Deutsche Bank	WTI Crude Oil Futures^	1/21/2014	USD	1,898,390	70,010
Deutsche Bank	WTI Crude Oil Futures^	1/21/2014	USD	(1,881,440)	(86,960)
Deutsche Bank	WTI Crude Oil Futures^	2/20/2014	USD	1,985,450	84,100
Deutsche Bank	WTI Crude Oil Futures^	2/20/2014	USD	(2,097,130)	27,580
Deutsche Bank	WTI Crude Oil Futures^	3/20/2014	USD	1,993,600	(24,800)

					$38,516

Money Market Fund is pledged as collateral to Bank of America, Barclays Capital and Goldman Sachs for $110,000, $110,001 and $450,000, respectively for total return swap contracts at December 31, 2013.

^	Represents positions held in the respective Subsidiary (Note 2).

The accompanying notes are an integral part of these financial statements.	(Continued)

136	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR RISK PARITY II HV FUND

Open futures contracts outstanding at December 31, 2013:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
3	Goldman Sachs	Cocoa Futures^	March 14, 2014	$82,787	$81,270	$(1,517)
5	Goldman Sachs	Coffee ‘C’ Futures^	March 19, 2014	201,153	207,562	6,409
29	Goldman Sachs	Corn Futures^	May 14, 2014	638,894	623,863	(15,031)
4	Goldman Sachs	Cotton No. 2 Futures^	March 7, 2014	159,330	169,280	9,950
3	Goldman Sachs	Lean Hogs Futures^	February 14, 2014	105,644	102,510	(3,134)
1	Goldman Sachs	Live Cattle Futures^	February 28, 2014	53,555	53,850	295
1	J.P. Morgan	LME Aluminum Futures^	January 3, 2014	46,050	43,869	(2,181)
1	J.P. Morgan	LME Aluminum Futures^	January 28, 2014	47,290	44,223	(3,067)
1	J.P. Morgan	LME Aluminum Futures^	January 29, 2014	47,427	44,237	(3,190)
1	J.P. Morgan	LME Aluminum Futures^	January 31, 2014	47,171	44,264	(2,907)
2	J.P. Morgan	LME Aluminum Futures^	February 5, 2014	90,904	88,665	(2,239)
1	J.P. Morgan	LME Aluminum Futures^	February 7, 2014	45,540	44,360	(1,180)
1	J.P. Morgan	LME Aluminum Futures^	February 21, 2014	44,486	44,533	47
1	J.P. Morgan	LME Aluminum Futures^	March 5, 2014	44,252	44,687	435
13	J.P. Morgan	LME Aluminum Futures^	March 17, 2014	603,533	583,294	(20,239)
9	J.P. Morgan	LME Aluminum Futures^	June 16, 2014	406,548	412,594	6,046
1	J.P. Morgan	LME Copper Futures^	January 3, 2014	182,390	184,394	2,004
1	J.P. Morgan	LME Copper Futures^	January 10, 2014	177,877	184,344	6,467
1	J.P. Morgan	LME Copper Futures^	January 15, 2014	181,038	184,318	3,280
1	J.P. Morgan	LME Copper Futures^	January 31, 2014	181,362	184,201	2,839
1	J.P. Morgan	LME Copper Futures^	February 7, 2014	177,752	184,226	6,474
1	J.P. Morgan	LME Copper Futures^	February 26, 2014	177,694	184,156	6,462
7	J.P. Morgan	LME Copper Futures^	March 17, 2014	1,266,590	1,289,007	22,417
4	J.P. Morgan	LME Copper Futures^	June 16, 2014	706,221	733,800	27,579
1	J.P. Morgan	LME Lead Futures^	January 3, 2014	52,002	54,762	2,760
1	J.P. Morgan	LME Lead Futures^	January 10, 2014	51,946	54,872	2,926
3	J.P. Morgan	LME Lead Futures^	March 17, 2014	159,584	166,425	6,841
2	J.P. Morgan	LME Lead Futures^	June 16, 2014	104,392	111,450	7,058
1	J.P. Morgan	LME Nickel Futures^	March 17, 2014	82,976	83,340	364
1	J.P. Morgan	LME Nickel Futures^	June 16, 2014	81,260	83,748	2,488
1	J.P. Morgan	LME Zinc Futures^	March 12, 2014	49,147	51,403	2,256
7	J.P. Morgan	LME Zinc Futures^	March 17, 2014	334,815	360,150	25,335
8	J.P. Morgan	LME Zinc Futures^	June 16, 2014	384,304	412,200	27,896
3	Goldman Sachs	Silver Futures^	March 27, 2014	313,170	290,550	(22,620)
3	Goldman Sachs	Soybean Futures^	May 14, 2014	193,146	191,550	(1,596)
4	Goldman Sachs	Soybean Meal Futures^	March 14, 2014	167,881	166,800	(1,081)
5	Goldman Sachs	Soybean Oil Futures^	March 14, 2014	122,109	117,390	(4,719)
17	Goldman Sachs	Sugar #11 (World Markets) Futures^	March 28, 2014	337,204	312,447	(24,757)
1	Goldman Sachs	Wheat Futures^	May 14, 2014	33,498	30,600	(2,898)
2	Barclays Capital	Amsterdam Index Futures	January 17, 2014	208,986	221,405	12,419
8	Barclays Capital	CAC40 Index Futures	January 17, 2014	450,149	473,076	22,927
2	Barclays Capital	DAX Index Futures	March 21, 2014	639,889	660,714	20,825
6	Barclays Capital	E-Mini Russell 2000 Futures	March 21, 2014	660,146	696,840	36,694
28	Barclays Capital	Euro Stoxx 50 Index	March 21, 2014	1,140,689	1,197,189	56,500
11	Barclays Capital	FTSE 100 Index Futures	March 21, 2014	1,174,010	1,219,981	45,971
9	J.P. Morgan	FTSE/JSE Top 40 Index Futures	March 20, 2014	337,265	357,769	20,504
2	Barclays Capital	FTSE/MIB Index Futures	March 21, 2014	250,537	261,727	11,190
1	Barclays Capital	Hang Seng Index Futures	January 29, 2014	148,003	150,452	2,449
8	Barclays Capital	H-SHARES Index Futures	January 29, 2014	548,932	558,812	9,880
2	Barclays Capital	IBEX 35 Index Futures	January 17, 2014	256,140	271,546	15,406
4	Barclays Capital	KOSPI Index 200 Futures	March 13, 2014	495,519	503,435	7,916

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	137

Consolidated Schedule of Investments	December 31, 2013

AQR RISK PARITY II HV FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
3	Barclays Capital	MSCI Taiwan Stock Index Futures	January 28, 2014	$89,069	$90,960	$1,891
90	Barclays Capital	S&P 500 E-Mini Futures	March 21, 2014	7,960,044	8,284,950	324,906
6	Barclays Capital	S&P MID 400 E-Mini Futures	March 21, 2014	773,027	803,640	30,613
3	Barclays Capital	S&P/Toronto Stock Exchange 60 Index Futures	March 20, 2014	424,253	441,083	16,830
11	Barclays Capital	SGX S&P CNX Nifty Index Futures	January 30, 2014	139,226	139,722	496
3	Barclays Capital	SPI 200 Index Futures	March 20, 2014	339,593	356,133	16,540
14	Barclays Capital	TOPIX Index Futures	March 13, 2014	1,668,652	1,731,555	62,903
10	J.P. Morgan	Australia 10-Year Bond Futures	March 17, 2014	1,014,333	1,023,828	9,495
11	J.P. Morgan	Canadian 10-Year Bond Futures	March 20, 2014	1,330,226	1,312,441	(17,785)
32	J.P. Morgan	Euro - Bund Futures	March 6, 2014	6,222,503	6,126,597	(95,906)
22	J.P. Morgan	Mini Japanese 10-Year Treasury Bond	March 10, 2014	3,008,023	2,993,011	(15,012)
58	J.P. Morgan	U.S. Treasury 10-Year Note Futures	March 20, 2014	7,276,559	7,136,719	(139,840)

				44,738,695	45,262,779	524,084

Short Contracts:
1	J.P. Morgan	LME Aluminum Futures^	January 3, 2014	(45,998)	(43,869)	2,129
1	J.P. Morgan	LME Aluminum Futures^	January 28, 2014	(47,423)	(44,223)	3,200
1	J.P. Morgan	LME Aluminum Futures^	January 29, 2014	(47,448)	(44,236)	3,212
1	J.P. Morgan	LME Aluminum Futures^	January 31, 2014	(46,998)	(44,264)	2,734
2	J.P. Morgan	LME Aluminum Futures^	February 5, 2014	(91,008)	(88,665)	2,343
1	J.P. Morgan	LME Aluminum Futures^	February 7, 2014	(45,408)	(44,360)	1,048
1	J.P. Morgan	LME Aluminum Futures^	February 21, 2014	(44,448)	(44,532)	(84)
1	J.P. Morgan	LME Aluminum Futures^	March 5, 2014	(44,500)	(44,687)	(187)
13	J.P. Morgan	LME Aluminum Futures^	March 17, 2014	(581,798)	(583,294)	(1,496)
1	J.P. Morgan	LME Aluminum Futures^	June 16, 2014	(45,372)	(45,844)	(472)
1	J.P. Morgan	LME Copper Futures^	January 3, 2014	(181,998)	(184,394)	(2,396)
1	J.P. Morgan	LME Copper Futures^	January 10, 2014	(177,697)	(184,344)	(6,647)
1	J.P. Morgan	LME Copper Futures^	January 15, 2014	(181,548)	(184,319)	(2,771)
1	J.P. Morgan	LME Copper Futures^	January 31, 2014	(181,123)	(184,201)	(3,078)
1	J.P. Morgan	LME Copper Futures^	February 7, 2014	(178,320)	(184,226)	(5,906)
1	J.P. Morgan	LME Copper Futures^	February 26, 2014	(177,023)	(184,156)	(7,133)
7	J.P. Morgan	LME Copper Futures^	March 17, 2014	(1,243,717)	(1,289,007)	(45,290)
1	J.P. Morgan	LME Copper Futures^	June 16, 2014	(179,498)	(183,450)	(3,952)
1	J.P. Morgan	LME Lead Futures^	January 3, 2014	(52,015)	(54,763)	(2,748)
1	J.P. Morgan	LME Lead Futures^	January 10, 2014	(52,123)	(54,872)	(2,749)
3	J.P. Morgan	LME Lead Futures^	March 17, 2014	(156,244)	(166,425)	(10,181)
1	J.P. Morgan	LME Nickel Futures^	March 17, 2014	(80,908)	(83,340)	(2,432)
1	J.P. Morgan	LME Zinc Futures^	March 12, 2014	(48,998)	(51,403)	(2,405)
7	J.P. Morgan	LME Zinc Futures^	March 17, 2014	(331,385)	(360,150)	(28,765)

				(4,262,998)	(4,377,024)	(114,026)

				$40,475,697	$40,885,755	$410,058

Cash held as collateral at Barclays Capital, J.P. Morgan and Goldman Sachs for futures contracts was $275,467, $593,712 and $315,840, respectively at December 31, 2013.

^	Represents positions held in the respective Subsidiary (Note 2).

The accompanying notes are an integral part of these financial statements.	(Continued)

138	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR RISK PARITY II HV FUND

Forward foreign currency exchange contracts outstanding as of December 31, 2013:

Over the Counter

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Swiss Franc, Expiring 03/19/14	Credit Suisse International	CHF	11,500	$12,741	$12,900	$159
Swiss Franc, Expiring 03/19/14	The Royal Bank of Scotland	CHF	11,500	12,741	12,900	159
Euro, Expiring 03/19/14	The Royal Bank of Scotland	EUR	235,625	321,739	324,142	2,403
British Pound, Expiring 03/19/14	The Royal Bank of Scotland	GBP	147,389	240,619	243,940	3,321
Hong Kong Dollar, Expiring 03/19/14	The Royal Bank of Scotland	HKD	377,000	48,640	48,622	(18)

				$636,480	$642,504	$6,024

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Swiss Franc, Expiring 03/19/14	The Royal Bank of Scotland	CHF	(11,000)	$(12,350)	$(12,339)	$11
Euro, Expiring 03/19/14	Credit Suisse International	EUR	(1,710,862)	(2,344,352)	(2,353,582)	(9,230)
Euro, Expiring 03/19/14	The Royal Bank of Scotland	EUR	(1,719,861)	(2,356,665)	(2,365,961)	(9,296)
British Pound, Expiring 03/19/14	Credit Suisse International	GBP	(554,150)	(907,135)	(917,160)	(10,025)
British Pound, Expiring 03/19/14	The Royal Bank of Scotland	GBP	(554,149)	(907,132)	(917,158)	(10,026)
Hong Kong Dollar, Expiring 03/19/14	Credit Suisse International	HKD	(57,500)	(7,418)	(7,416)	2
Hong Kong Dollar, Expiring 03/19/14	The Royal Bank of Scotland	HKD	(315,500)	(40,692)	(40,691)	1
Japanese Yen, Expiring 03/19/14	Credit Suisse International	JPY	(6,000)	(59)	(57)	2
Japanese Yen, Expiring 03/19/14	The Royal Bank of Scotland	JPY	(5,999)	(59)	(57)	2
Russian Ruble, Expiring 03/19/14*	Credit Suisse International	RUB	(7,315,000)	(219,723)	(219,672)	51
Russian Ruble, Expiring 03/19/14*	The Royal Bank of Scotland	RUB	(7,315,000)	(219,725)	(219,672)	53

				(7,015,310)	(7,053,765)	(38,455)

				$(6,378,830)	$(6,411,261)	$(32,431)

Money Market Fund is pledged as collateral to The Royal Bank of Scotland for forward foreign currency exchange contracts in the amount of $20,001 at December 31, 2013.

*	Non deliverable forward. See Note 3 in the Notes to Financial Statements.

BRL - Brazilian Real

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

RUB - Russian Ruble

USD - United States Dollar

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2013	139

Consolidated Schedule of Investments	December 31, 2013

AQR MULTI-STRATEGY ALTERNATIVE FUND

	SHARES	VALUE (Note 3)
LONG INVESTMENTS - 125.6%
COMMON STOCKS - 52.4%

Belgium - 0.3%
Belgacom SA	31,615	$935,560
Colruyt SA	1,437	80,290
KBC Groep NV	3,083	175,286
Solvay SA	16,418	2,598,465
UCB SA	2,898	215,906
Umicore SA	4,597	214,794

		4,220,301

Brazil - 1.3%
AMBEV SA ADR (1)(a)	181,000	1,330,350
Banco Bradesco SA ADR (1)(a)	94,660	1,186,090
Banco do Brasil SA (1)	138,900	1,436,541
BR Malls Participacoes SA (1)	30,100	217,529
Braskem SA ADR (1)†(a)	19,500	348,075
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR (1)(a)	44,800	2,001,216
Cia Energetica de Minas Gerais ADR (1)(a)	82,635	643,727
Cielo SA (1)	96	2,671
Fibria Celulose SA ADR (1)†(a)	32,400	378,432
Itau Unibanco Holding SA ADR (1)(a)	114,640	1,555,665
JBS SA (1)	573,993	2,133,694
Kroton Educacional SA (1)	39,900	663,971
Multiplan Empreendimentos Imobiliarios SA (1)	5,700	120,560
Petroleo Brasileiro SA ADR (1)(a)	142,100	2,087,449
Porto Seguro SA (1)	80,000	1,008,795
Telefonica Brasil SA ADR (1)(a)	50,500	970,610
Tim Participacoes SA ADR (1)(a)	81,500	2,138,560
Vale SA ADR (1)(a)	99,000	1,386,990

		19,610,925

Chile - 0.1%
Banco Santander Chile ADR (1)(a)	36	848
Enersis SA ADR (1)(a)	27,300	409,227
ENTEL Chile SA (1)	49,936	677,655

		1,087,730

China - 1.5%
Agricultural Bank of China Ltd., H Shares	1,516,000	747,834
ANTA Sports Products Ltd.	108,000	134,003
Bank of China Ltd., H Shares	5,054,000	2,333,046
Bank of Communications Co., Ltd., H Shares	596,000	421,765
China BlueChemical Ltd., H Shares	542,000	339,574
China CITIC Bank Corp. Ltd., H Shares	1,033,000	562,483
China Construction Bank Corp., H Shares	4,752,000	3,597,795
China Mengniu Dairy Co., Ltd.	471,000	2,240,105
China Merchants Bank Co., Ltd., H Shares	151,500	323,992
China Oilfield Services Ltd., H Shares	184,000	573,147
China Petroleum & Chemical Corp. ADR (1)(a)	5,720	470,012

	SHARES	VALUE (Note 3)
China - 1.5% (continued)
China Railway Construction Corp. Ltd., H Shares	389,000	$388,341
China Railway Group Ltd., H Shares	1,314,000	680,345
China Telecom Corp. Ltd., H Shares	678,000	342,535
China Zhongwang Holdings Ltd. †	186	58
Chongqing Rural Commercial Bank, H Shares	598,000	290,955
CNOOC Ltd. ADR (1)(a)	6,800	1,276,088
Country Garden Holdings Co., Ltd.	329,000	199,439
Dongfeng Motor Group Co., Ltd., H Shares	36,000	56,537
Evergrande Real Estate Group Ltd.	295,000	113,014
Industrial & Commercial Bank of China Ltd., H Shares	4,116,000	2,791,103
Longfor Properties Co., Ltd.	73,000	102,294
PetroChina Co., Ltd. ADR (1)(a)	5,800	636,492
Sihuan Pharmaceutical Holdings Group Ltd.	803,000	734,862
Sino-Ocean Land Holdings Ltd.	136,500	89,827
Sinopec Shanghai Petrochemical Co., Ltd., H Shares	2,637,000	760,681
SOHO China Ltd.	39,000	33,670
Tencent Holdings Ltd.	28,400	1,818,380
Zhejiang Expressway Co., Ltd., H Shares	514,000	486,638

		22,545,015

Denmark - 1.0%
AP Moeller - Maersk A/S, Class B	179	1,937,130
Carlsberg A/S, Class B	11,738	1,298,854
Chr Hansen Holding A/S	7,324	290,327
Coloplast A/S, Class B	26,961	1,787,395
Danske Bank A/S †	5,625	129,216
DSV A/S	36,888	1,211,126
GN Store Nord A/S	109,046	2,679,912
Jyske Bank A/S †	6,208	335,663
Novo Nordisk A/S, Class B	7,368	1,350,961
TDC A/S	64,157	622,619
Vestas Wind Systems A/S †	99,493	2,946,133

		14,589,336

Finland - 0.8%
Fortum OYJ	49,110	1,122,490
Kesko OYJ, B Shares	5,068	186,960
Kone OYJ, Class B	18,188	820,254
Metso OYJ	52,769	2,256,509
Neste Oil OYJ	108,743	2,150,553
Nokia OYJ †	475,615	3,842,971
Sampo, A Shares	757	37,208
UPM-Kymmene OYJ	27,149	460,450
Wartsila OYJ	11,444	564,202

		11,441,597

Germany - 5.5%
Adidas AG	5,501	701,476
Aurubis AG	71,886	4,386,640
Bayer AG	42,393	5,952,429
Beiersdorf AG	12,395	1,256,663

The accompanying notes are an integral part of these financial statements.	(Continued)

140	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR MULTI-STRATEGY ALTERNATIVE FUND

	SHARES	VALUE (Note 3)
Germany - 5.5% (continued)
Bilfinger SE	29,619	$3,327,053
Brenntag AG	15,525	2,881,377
Continental AG	12,354	2,714,044
Deutsche Lufthansa AG †	241,422	5,117,317
Deutsche Post AG	233,242	8,519,166
Deutsche Telekom AG	235,097	4,050,768
E.ON SE	283,704	5,245,094
Freenet AG †	130,357	3,916,705
GEA Group AG	54,387	2,593,471
Hannover Rueck SE	6,699	575,918
HeidelbergCement AG	92,508	7,024,618
Hochtief AG	13,197	1,129,427
Kloeckner & Co. SE †	15,600	214,038
Leoni AG	53,927	4,040,284
Linde AG	928	194,310
Merck KGaA	53,832	9,658,967
MTU Aero Engines AG	2,005	197,033
Muenchener Rueckversicherungs AG	8,673	1,913,004
ProSiebenSat.1 Media AG	80,899	4,017,114
Rheinmetall AG	23,068	1,423,170
Rhoen Klinikum AG	34,604	1,011,511
Salzgitter AG	3,001	127,978
Suedzucker AG	5,411	146,178
ThyssenKrupp AG †	14,948	364,508
TUI AG †	91,340	1,506,895
United Internet AG	6,456	275,220

		84,482,376

Hong Kong - 0.8%
China Agri-Industries Holdings Ltd.	139,000	69,472
China Gas Holdings Ltd.	524,000	771,394
China Mobile Ltd. ADR (1)(a)	59,100	3,090,339
China Overseas Land & Investment Ltd.	296,000	835,504
China Resources Land Ltd.	146,000	363,241
China Resources Power Holdings Co., Ltd.	540,000	1,281,667
COSCO Pacific Ltd.	50,000	68,820
Geely Automobile Holdings Ltd.	2,700,000	1,310,960
GOME Electrical Appliances Holding Ltd.	11,474,000	2,121,608
Shimao Property Holdings Ltd.	38,000	87,598
Shougang Fushan Resources Group Ltd.	3,054,000	1,073,762
Sino Biopharmaceutical Ltd.	2,108,000	1,675,709

		12,750,074

India - 0.4%
HDFC Bank Ltd. ADR (1)(a)	1,900	65,436
Infosys Ltd. ADR (1)(a)	42,200	2,388,520
Tata Motors Ltd. ADR (1)(a)	65,500	2,017,400
Wipro Ltd. ADR (1)(a)	157,457	1,982,383

		6,453,739

Indonesia - 0.2%
Astra Agro Lestari Tbk PT	11,000	22,709
Bank Negara Indonesia Persero Tbk PT	740,500	241,199
Bank Rakyat Indonesia Persero Tbk PT	349,500	208,903
Bumi Resources Tbk PT †	1,392,500	34,384

	SHARES	VALUE (Note 3)
Indonesia - 0.2% (continued)
Global Mediacom Tbk PT	1,041,000	$162,693
Indocement Tunggal Prakarsa Tbk PT	153,500	252,854
Indofood Sukses Makmur Tbk PT	1,634,000	887,985
Perusahaan Gas Negara Persero Tbk PT	2,307,000	850,390
Telekomunikasi Indonesia Persero Tbk PT ADR (1)(a)	16,300	584,355
Unilever Indonesia Tbk PT	231,500	495,951

		3,741,423

Italy - 2.1%
Autogrill SpA †	45,965	388,190
Banca Monte dei Paschi di Siena SpA †	6,681,154	1,608,021
Banca Popolare dell’Emilia Romagna SC †	290,230	2,769,281
Banco Popolare SC †	325,269	622,928
Buzzi Unicem SpA	38,162	686,876
Davide Campari-Milano SpA	7,836	65,428
Enel Green Power SpA	343,895	865,180
Enel SpA	1,915,603	8,358,539
Eni SpA	176,562	4,266,385
Gtech Spa	19,782	602,889
Intesa Sanpaolo SpA	342,589	842,667
Mediolanum SpA	188,983	1,637,628
Prysmian SpA	169,173	4,355,709
Snam SpA	56,817	317,571
Telecom Italia SpA	2,389,134	2,382,341
Terna Rete Elettrica Nazionale SpA	163,802	818,041
UniCredit SpA	172,598	1,273,195
Unione di Banche Italiane SCPA	71,639	485,661

		32,346,530

Japan - 21.4%
Aeon Co., Ltd.	37,600	509,731
Aisin Seiki Co., Ltd.	36,800	1,496,143
Ajinomoto Co., Inc.	100,000	1,447,669
Alfresa Holdings Corp.	5,100	253,137
ANA Holdings, Inc.	457,000	913,026
Asahi Kasei Corp.	363,000	2,847,305
Astellas Pharma, Inc.	87,000	5,157,955
Ateam, Inc.	1,000	71,759
Azbil Corp.	51,400	1,198,028
Bank of Yokohama Ltd./The	109,000	608,136
Benesse Holdings, Inc.	11,200	449,952
Bridgestone Corp.	98,300	3,724,282
Brother Industries Ltd.	49,600	678,454
Calbee, Inc.	14,800	359,422
Calsonic Kansei Corp.	235,000	1,214,321
Casio Computer Co., Ltd.	41,200	504,860
Central Japan Railway Co.	42,200	4,973,360
Chiba Bank Ltd./The	265,000	1,788,394
Chiyoda Corp.	81,000	1,175,838
Chubu Electric Power Co., Inc.	288,600	3,730,970
Chugai Pharmaceutical Co., Ltd.	119,800	2,651,781
Citizen Holdings Co., Ltd.	248,400	2,095,761
COMSYS Holdings Corp.	201,900	3,174,411
Dai Nippon Printing Co., Ltd.	327,000	3,473,448
Daicel Corp.	195,000	1,589,214
Daihatsu Motor Co., Ltd.	102,600	1,740,379

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	141

Consolidated Schedule of Investments	December 31, 2013

AQR MULTI-STRATEGY ALTERNATIVE FUND

	SHARES	VALUE (Note 3)
Japan - 21.4% (continued)
Daiichi Sankyo Co., Ltd.	119,100	$2,177,739
Daiwa House Industry Co., Ltd.	8,000	155,002
Denki Kagaku Kogyo KK	93,852	387,917
Denso Corp.	102,000	5,388,527
Dentsu, Inc.	37,400	1,529,609
DIC Corp.	683,000	2,082,217
Dowa Holdings Co., Ltd.	61,000	596,822
East Japan Railway Co.	36,600	2,915,476
Ebara Corp.	548,000	3,527,711
FamilyMart Co., Ltd.	6,500	296,962
Fuji Electric Co., Ltd.	843,000	3,949,816
Fuji Heavy Industries Ltd.	457,000	13,133,704
Fuji Media Holdings, Inc.	207,800	4,255,524
FUJIFILM Holdings Corp.	31,900	905,483
Fujikura Ltd.	218,000	1,023,317
Fujitsu Ltd. †	939,000	4,866,535
Fukuoka Financial Group, Inc.	671,000	2,945,321
Gree, Inc.	50,400	496,902
GungHo Online Entertainment, Inc. †	283,900	2,044,918
Hamamatsu Photonics KK	1,200	48,018
Hankyu Hanshin Holdings, Inc.	37,000	199,928
Hino Motors Ltd.	365,000	5,749,753
Hirose Electric Co., Ltd.	8,400	1,197,431
Hitachi Chemical Co., Ltd.	12,400	197,759
Hitachi High-Technologies Corp.	73,700	1,855,542
Hokuetsu Kishu Paper Co., Ltd.	163,000	768,335
Hoya Corp.	93,900	2,611,537
Idemitsu Kosan Co., Ltd.	4,000	91,063
IHI Corp.	785,000	3,394,843
Isetan Mitsukoshi Holdings Ltd.	38,600	549,497
ITOCHU Corp.	8,100	100,137
J Front Retailing Co., Ltd.	488,000	3,702,102
Japan Airlines Co., Ltd.	28,700	1,415,808
Japan Petroleum Exploration Co.	2,700	102,402
Japan Steel Works Ltd./The	28,000	156,899
Japan Tobacco, Inc.	130,400	4,243,054
JGC Corp.	227,000	8,908,350
Jin Co., Ltd.	3,400	143,842
Joyo Bank Ltd./The	35,000	178,961
JSR Corp.	44,400	860,601
JTEKT Corp.	252,200	4,303,268
Kajima Corp.	826,000	3,106,592
Kaken Pharmaceutical Co., Ltd.	173	2,597
Kandenko Co., Ltd.	292	1,647
Kaneka Corp.	28,000	183,852
Kansai Electric Power Co., Inc./The †	210,200	2,419,260
Kao Corp.	48,200	1,517,424
KDDI Corp.	49,100	3,025,310
Keio Corp.	71,000	473,141
Keisei Electric Railway Co., Ltd.	114,000	1,048,956
Keyence Corp.	3,700	1,584,286
Koito Manufacturing Co., Ltd.	20,000	382,153
Konica Minolta, Inc.	391,500	3,912,375
KYB Co., Ltd.	196,000	1,032,268
Kyocera Corp.	29,300	1,464,753
Kyowa Hakko Kirin Co., Ltd.	129,000	1,423,521
Lintec Corp.	18,800	348,548
Mabuchi Motor Co., Ltd.	7,000	416,548

	SHARES	VALUE (Note 3)
Japan - 21.4% (continued)
Marubeni Corp.	28,000	$201,574
Marui Group Co., Ltd.	44,300	450,590
Mazda Motor Corp. †	110,000	570,027
Medipal Holdings Corp.	1,700	22,443
Miraca Holdings, Inc.	39,800	1,877,617
Mitsubishi Chemical Holdings Corp.	147,500	682,591
Mitsubishi Electric Corp.	320,000	4,023,827
Mitsubishi Heavy Industries, Ltd.	1,285,000	7,958,740
Mitsubishi Materials Corp.	284,000	1,049,791
Mitsubishi Tanabe Pharma Corp.	15,800	220,363
Mitsubishi UFJ Financial Group, Inc.	679,000	4,508,150
Mitsubishi UFJ Lease & Finance Co., Ltd.	165,100	1,015,009
Mitsui & Co., Ltd.	69,700	971,698
Mitsui Engineering & Shipbuilding Co., Ltd.	884,000	1,825,845
Mitsui Mining & Smelting Co., Ltd.	356,000	1,094,702
Mizuho Financial Group, Inc.	405,600	880,570
Modec, Inc.	800	22,987
MS&AD Insurance Group Holdings	30,600	822,497
Namco Bandai Holdings, Inc.	219,000	4,862,344
NET One Systems Co., Ltd.	225,900	1,484,423
NGK Spark Plug Co., Ltd.	6,000	142,204
NHK Spring Co., Ltd.	167,200	1,889,129
Nintendo Co., Ltd.	6,900	923,590
Nippon Express Co., Ltd.	208,000	1,006,848
Nippon Kayaku Co., Ltd.	117,000	1,663,841
Nippon Meat Packers, Inc.	30,000	515,628
Nippon Shokubai Co., Ltd.	24,000	265,157
Nippon Television Holdings, Inc.	99,500	1,796,496
Nissan Chemical Industries Ltd.	27,000	429,068
Nisshin Seifun Group, Inc.	48,950	506,253
Nisshinbo Holdings, Inc.	69,000	664,420
NKSJ Holdings, Inc.	2,500	69,584
North Pacific Bank Ltd.	34	138
NSK Ltd.	170,000	2,118,599
NTT DOCOMO, Inc.	77,500	1,276,137
Obayashi Corp.	155,000	884,085
Odakyu Electric Railway Co., Ltd.	29,000	262,271
Okinawa Electric Power Co., Inc./The	2	67
OKUMA Corp.	28,000	309,225
Omron Corp.	87,400	3,862,493
Osaka Gas Co., Ltd.	886,000	3,479,873
Otsuka Corp.	5,900	753,750
Otsuka Holdings Co., Ltd.	78,900	2,278,153
Pacific Metals Co., Ltd.	83,000	303,254
Panasonic Corp.	578,000	6,737,868
Park24 Co., Ltd.	20,400	384,722
Rengo Co., Ltd.	17,000	102,319
Resona Holdings, Inc.	1,043,700	5,325,446
Rohm Co., Ltd.	50,800	2,477,875
Ryohin Keikaku Co., Ltd.	24,400	2,639,165
Sankyo Co., Ltd.	13,600	627,247
Santen Pharmaceutical Co., Ltd.	17,200	801,387
Secom Co., Ltd.	41,100	2,479,768
Seiko Epson Corp.	74,800	2,013,955
Sekisui Chemical Co., Ltd.	314,000	3,853,255

The accompanying notes are an integral part of these financial statements.	(Continued)

142	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR MULTI-STRATEGY ALTERNATIVE FUND

	SHARES	VALUE (Note 3)
Japan - 21.4% (continued)
Seven & I Holdings Co., Ltd.	155,000	$6,171,546
Shimadzu Corp.	27,000	235,064
Shimamura Co., Ltd.	17,000	1,593,522
Shimizu Corp.	290,000	1,465,388
Shin Nippon Biomedical Laboratories Ltd. †	5,400	68,597
Shin-Etsu Chemical Co., Ltd.	20,300	1,187,333
Shinko Electric Industries Co., Ltd.	40,000	332,874
Shinsei Bank Ltd.	811,000	1,985,251
Shionogi & Co., Ltd.	85,600	1,858,348
Ship Healthcare Holdings, Inc.	800	31,065
Shizuoka Bank Ltd./The	33,000	352,485
Showa Shell Sekiyu KK	34,900	354,754
SoftBank Corp.	28,100	2,465,796
Stanley Electric Co., Ltd.	7,600	174,235
Sumitomo Bakelite Co., Ltd.	140,000	503,616
Sumitomo Corp.	1,900	23,879
Sumitomo Electric Industries Ltd.	76,200	1,273,763
Sumitomo Heavy Industries Ltd.	407,000	1,875,400
Sumitomo Metal Mining Co., Ltd.	81,000	1,061,366
Sumitomo Mitsui Financial Group, Inc.	119,000	6,188,403
Sumitomo Osaka Cement Co., Ltd.	398,000	1,530,040
Suzuki Motor Corp.	133,000	3,583,903
Taisei Corp.	852,000	3,877,373
Takara Holdings, Inc.	24	224
Takashimaya Co., Ltd.	294,000	2,933,439
Teijin Ltd.	40,000	89,098
THK Co., Ltd.	33,800	844,174
Tobu Railway Co., Ltd.	62,000	300,634
Toho Co., Ltd.	200	4,400
Tohoku Electric Power Co., Inc. †	73,000	822,358
Tokyo Electric Power Co., Inc †	119,000	586,323
Tokyo Electron Ltd.	43,091	2,374,431
Tokyo Gas Co., Ltd.	686,000	3,381,092
Tokyo Steel Manufacturing Co., Ltd. †	289,300	1,502,141
Tokyotokeiba Co., Ltd.	7,000	28,376
Tokyu Corp.	133,000	861,721
Toppan Printing Co., Ltd.	251,000	2,009,156
Tosoh Corp.	735,000	3,424,499
TOTO Ltd.	66,000	1,046,835
Toyo Seikan Kaisha Ltd.	168,000	3,616,739
Toyo Suisan Kaisha Ltd.	19,000	570,775
Toyoda Gosei Co., Ltd.	9,800	228,297
Toyota Boshoku Corp.	35,100	438,866
Toyota Motor Corp.	4,000	243,900
Toyota Tsusho Corp.	78,700	1,951,673
Ube Industries Ltd.	355,000	760,348
UNY Group Holdings Co., Ltd.	170,200	1,044,093
Ushio, Inc.	48,500	644,656
USS Co., Ltd.	136,300	1,869,558
West Japan Railway Co.	48,800	2,114,429
Yamaguchi Financial Group, Inc.	56	519
Yamaha Corp.	116,300	1,848,991
Yamato Holdings Co., Ltd.	27,600	558,163
Yamazaki Baking Co., Ltd.	11,000	112,840
Yokohama Rubber Co., Ltd./The	159,000	1,563,529

		326,988,935

	SHARES	VALUE (Note 3)
Korea, Republic of - 1.3%
Daelim Industrial Co., Ltd. †	14,024	$1,252,957
DGB Financial Group, Inc. †	6,960	109,038
Dongbu Insurance Co., Ltd.	5,516	293,899
Hana Financial Group, Inc.	1,981	82,543
Hanwha Corp. †	590	21,952
Hanwha Life Insurance Co., Ltd.	82,450	594,142
Hyosung Corp. †	19,445	1,297,431
Hyundai Mobis †	4,819	1,341,629
Hyundai Motor Co. †	4,750	1,066,217
Hyundai Wia Corp. †	11,539	2,082,409
KCC Corp.	677	301,039
Kia Motors Corp. †	11,394	606,748
Korea Zinc Co., Ltd. †	1,406	424,131
Korean Air Lines Co., Ltd. †	1	30
KT Corp. ADR (1)(a)	54,800	814,876
LG Chem Ltd. †	1,460	415,285
LG Display Co., Ltd. ADR (1)(a)	92,500	1,122,950
LG Electronics, Inc. †	5,486	354,730
Mirae Asset Securities Co., Ltd.	12,370	451,181
NAVER Corp. †	1,183	815,238
NHN Entertainment Corp. †	1,131	103,513
Samsung Card Co., Ltd. †	12,767	452,829
Shinhan Financial Group Co. Ltd. †	9,780	439,072
SK Holdings Co., Ltd. †	7,811	1,416,168
SK Telecom Co., Ltd. ADR (1)(a)	135,100	3,326,162
Woori Finance Holdings Co., Ltd. †	42,830	541,062

		19,727,231

Luxembourg - 0.1%
APERAM †	63,966	1,183,258
Millicom International Cellular SA SDR	1,326	132,130

		1,315,388

Malaysia - 0.3%
Alliance Financial Group Bhd	200,700	291,919
Hong Leong Bank Bhd	3,900	17,162
Malayan Banking Bhd	304,600	925,740
MISC Bhd †	74,000	128,910
Petronas Chemicals Group Bhd	52,800	111,642
Tenaga Nasional Bhd	632,900	2,200,970
UMW Holdings Bhd	302,100	1,113,784

		4,790,127

Mexico - 0.7%
Alfa SAB de CV, Class A (1)	771,300	2,163,291
America Movil SAB de CV, Series L ADR (1)(a)	108,700	2,540,319
Arca Continental SAB de CV (1)	163,200	1,020,586
Cemex SAB de CV ADR (1)†(a)	45,300	535,899
Compartamos SAB de CV (1)	268,400	501,997
Fibra Uno Administracion SA de CV REIT (1)	65,000	208,195
Fomento Economico Mexicano SAB de CV ADR (1)(a)	7,700	753,599
Grupo Bimbo SAB de CV, Series A (1)	9,044	27,846
Grupo Financiero Banorte SAB de CV (1)	158,200	1,106,970
Grupo Mexico SAB de CV, Series B (1)	287,100	950,586

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	143

Consolidated Schedule of Investments	December 31, 2013

AQR MULTI-STRATEGY ALTERNATIVE FUND

	SHARES	VALUE (Note 3)
Mexico - 0.7% (continued)
Kimberly-Clark de Mexico SAB de CV, Class A (1)	532,700	$1,512,849

		11,322,137

Netherlands - 2.1%
Aegon NV	709,965	6,728,005
Akzo Nobel NV	44,474	3,448,781
Koninklijke Ahold NV	221,010	3,971,802
Koninklijke Boskalis Westminster NV	23,981	1,268,442
Koninklijke DSM NV	22,937	1,805,106
Koninklijke Philips NV	270,704	9,967,647
Nutreco NV	73,141	3,636,894
Royal Dutch Shell PLC, A Shares	19,773	705,951
TNT Express NV	15,408	143,317
Unilever NV CVA	13,928	559,979

		32,235,924

Norway - 1.0%
DNB ASA	253,920	4,557,397
Gjensidige Forsikring ASA	4,562	87,252
Orkla ASA	56,304	440,093
Petroleum Geo-Services ASA	210,160	2,482,536
Statoil ASA	108,879	2,647,558
Telenor ASA	144,687	3,457,093
Yara International ASA	39,058	1,684,502

		15,356,431

Peru - 0.0%(b)
Cia de Minas Buenaventura SAA ADR (1)(a)	7,400	83,028
Credicorp Ltd. (1)(a)	1,300	172,549

		255,577

Poland - 0.3%
Bank Zachodni WBK SA	1,906	245,034
Grupa Lotos SA †	34,590	406,282
PGE SA	124,015	667,868
Polskie Gornictwo Naftowe i Gazownictwo SA	373,963	634,961
Powszechny Zaklad Ubezpieczen SA	10,689	1,588,365
Synthos SA	75,589	136,626
Tauron Polska Energia SA	423,744	614,111

		4,293,247

Portugal - 0.1%
Banco Espirito Santo SA †	218,227	311,656
EDP - Energias de Portugal SA	76,711	281,767
Galp Energia SGPS SA	18,185	298,039
Jeronimo Martins SGPS SA	10,164	198,744

		1,090,206

South Africa - 0.8%
African Rainbow Minerals Ltd.	15,370	277,547
Discovery Ltd.	51,206	413,002
FirstRand Ltd.	410,455	1,406,600
Growthpoint Properties Ltd. REIT	53,458	123,889
Harmony Gold Mining Co., Ltd. ADR (1)(a)	7,100	17,963
Imperial Holdings Ltd.	57,771	1,117,151

	SHARES	VALUE (Note 3)
South Africa - 0.8% (continued)
Investec Ltd.	107,728	$766,615
Liberty Holdings Ltd.	56,145	651,780
MMI Holdings Ltd.	429,460	1,037,021
Naspers Ltd., N Shares	15,533	1,625,909
Redefine Properties Ltd. REIT	197,093	183,045
Remgro Ltd.	19,213	381,106
Reunert Ltd.	19,263	125,821
RMB Holdings Ltd.	162,799	751,915
Sanlam Ltd.	247,922	1,259,873
Sasol Ltd. ADR (1)(a)	15,500	766,475
Woolworths Holdings Ltd.	267,808	1,908,468

		12,814,180

Spain - 2.1%
Acerinox SA	82,980	1,057,226
ACS Actividades de Construccion y Servicios SA	44,139	1,521,536
Banco Bilbao Vizcaya Argentaria SA	27,036	334,450
Banco Santander SA	99,591	895,572
Bankia SA †	915,358	1,555,224
Bankinter SA	78,742	541,088
Distribuidora Internacional de Alimentacion SA	253,924	2,273,615
Ebro Foods SA	10,518	246,575
Enagas SA	186,671	4,876,192
Endesa SA †	87,630	2,810,920
Ferrovial SA	153,169	2,967,162
Fomento de Construcciones y Contratas SA †	13,539	301,997
Gas Natural SDG SA	251,463	6,472,491
Iberdrola SA	526,272	3,358,544
Inditex SA	4,744	783,287
Indra Sistemas SA	24,837	415,768
Repsol SA	52,652	1,328,574
Tecnicas Reunidas SA	11,505	625,321

		32,365,542

Sweden - 2.2%
Boliden AB	52,064	798,222
Electrolux AB, Series B	117,380	3,067,442
Meda AB, A Shares	121,741	1,546,062
NCC AB, B Shares	50,271	1,641,856
Nordea Bank AB	205,118	2,765,565
Securitas AB, B Shares	82,768	880,685
Skandinaviska Enskilda Banken AB, Class A	410,799	5,427,178
Skanska AB, B Shares	6,651	136,067
Svenska Cellulosa AB SCA, Class B	110,976	3,418,933
Swedbank AB, A Shares	190,856	5,376,283
Swedish Match AB	50,737	1,631,250
Tele2 AB, B Shares	41,590	472,367
Telefonaktiebolaget LM Ericsson, B Shares	380,616	4,647,130
TeliaSonera AB	52,529	438,113
Trelleborg AB, B Shares	60,580	1,206,410

		33,453,563

The accompanying notes are an integral part of these financial statements.	(Continued)

144	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR MULTI-STRATEGY ALTERNATIVE FUND

	SHARES	VALUE (Note 3)
Switzerland - 2.6%
ABB Ltd. †	14,864	$393,004
Actelion Ltd. †	3,075	260,824
Adecco SA †	8,249	654,861
Aryzta AG †	12,993	998,368
Baloise Holding AG	6,951	886,351
DKSH Holding AG	2,820	219,390
EMS-Chemie Holding AG	1,906	679,630
Galenica AG	725	729,857
Georg Fischer AG †	523	368,210
Helvetia Holding AG	147	73,797
Logitech International SA	45,970	632,753
Lonza Group AG †	4,677	444,470
Nestle SA	19,921	1,460,011
Novartis AG	41,078	3,292,376
OC Oerlikon Corp. AG †	336,564	5,041,900
Panalpina Welttransport Holding AG	208	34,872
Partners Group Holding AG	739	196,883
Roche Holding AG	35,603	9,973,336
Schindler Holding AG	2,890	425,448
Sika AG	46	163,919
STMicroelectronics NV	50,255	401,517
Straumann Holding AG	1,312	246,148
Sulzer AG	18,078	2,921,066
Swiss Life Holding AG †	17,028	3,540,117
Swiss Re AG †	26,474	2,440,597
Swisscom AG	2,847	1,504,622
Syngenta AG	1,155	460,495
Transocean Ltd.	9,980	488,417

		38,933,239

Taiwan - 1.0%
Asustek Computer, Inc.	220	1,981
Cheng Shin Rubber Industry Co., Ltd.	64,400	168,707
Chicony Electronics Co., Ltd.	299,420	753,916
China Motor Corp.	211,000	204,331
China Petrochemical Development Corp.	932	426
Delta Electronics, Inc.	26,000	148,889
E.Sun Financial Holding Co., Ltd.	825	549
Eva Airways Corp. †	100,500	56,110
Far Eastern Department Stores Ltd.	77,250	76,568
Far EasTone Telecommunications Co., Ltd.	321,000	705,196
Foxconn Technology Co., Ltd.	577	1,350
Fubon Financial Holding Co., Ltd.	1,265,297	1,855,726
Hon Hai Precision Industry Co., Ltd.	393,690	1,061,901
Innolux Corp. †	2,050,000	783,289
Inventec Corp.	2,482,000	2,197,827
Kinsus Interconnect Technology Corp.	88,000	292,608
Lite-On Technology Corp.	103,020	165,560
MStar Semiconductor, Inc.	4,000	46,613
President Chain Store Corp.	140,000	972,025
Realtek Semiconductor Corp.	560,833	1,509,428
SinoPac Financial Holdings Co., Ltd.	661	330
Taiwan Business Bank †	499	152
Taiwan Cooperative Financial Holding Co., Ltd.	108,385	59,349

	SHARES	VALUE (Note 3)
Taiwan - 1.0% (continued)
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (1)(a)	152,100	$2,652,624
Tripod Technology Corp.	330	593
Uni-President Enterprises Corp.	1,176,851	2,123,668
Walsin Lihwa Corp. †	486,000	156,235
Yang Ming Marine Transport Corp. †	100	47

		15,995,998

Thailand - 0.2%
Airports of Thailand PCL NVDR	123,600	598,282
BEC World PCL NVDR	255,000	393,096
PTT Exploration & Production PCL NVDR	161,100	818,291
PTT Global Chemical PCL NVDR	467,300	1,128,553

		2,938,222

Turkey - 0.3%
Enka Insaat ve Sanayi AS	194,276	544,730
Eregli Demir ve Celik Fabrikalari TAS	405,083	486,664
TAV Havalimanlari Holding AS	161,050	1,159,518
Turk Hava Yollari	540,184	1,619,522
Turkiye Halk Bankasi AS	9,735	55,076
Turkiye Is Bankasi, Class C	370,278	801,687

		4,667,197

United Kingdom - 0.0% (b)
CNH Industrial NV †	65,345	746,671

United States - 1.9%
Responsys, Inc. (1)†(a)	124,563	3,414,272
Southern Copper Corp. (1)(a)	6,301	180,901
Sprint Corp. (1)†(a)*	143,197	1,539,368
ViroPharma, Inc. (1)†(a)	475,058	23,681,640

		28,816,181

TOTAL COMMON STOCKS (Cost $669,803,935)		801,375,042

PREFERRED STOCKS - 0.5%

Brazil - 0.1%
Cia Energetica de Sao Paulo (1)	124,500	1,183,126
Lojas Americanas SA (1)	49	327
Metalurgica Gerdau SA (1)	42,100	417,565
Usinas Siderurgicas de Minas Gerais SA, Series A (1)†	29	174

		1,601,192

Germany - 0.4%
Henkel AG & Co. KGaA	5,835	678,229
Porsche Automobil Holding SE	47,541	4,962,879

		5,641,108

TOTAL PREFERRED STOCKS (Cost $6,141,939)		7,242,300

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	145

Consolidated Schedule of Investments	December 31, 2013

AQR MULTI-STRATEGY ALTERNATIVE FUND

CONVERTIBLE PREFERRED STOCKS - 1.8%			SHARES	VALUE (Note 3)
Bermuda - 0.0%(b)
Bunge Ltd., Perpetual Preferred Stock, $100.00 par, 4.875%, 03/01/14 (1) †(a)(c)			2,450	$263,498

United States - 1.8%
2010 Swift Mandatory Common Exchange Security Trust 144A, $11.00 par, 6.000%, 12/31/13 †(d)			36,800	656,144
Chesapeake Energy Corp., Perpetual Preferred Stock 144A, $1,000.00 par, 5.750%, 02/07/14 (a)(c)(d)			400	466,750
Dominion Resources, Inc., Series A, $49.00 par, 6.125%, 04/01/16 (1) (a)			73,900	3,999,468
Dominion Resources, Inc., Series B, $49.00 par, 6.000%, 07/01/16 (1) (a)			61,925	3,356,954
Goodyear Tire & Rubber Co./The, $50.00 par, 5.875%, 04/01/14 (1) †(a)			35,225	2,354,791
NextEra Energy, Inc., $50.00 par, 5.599%, 06/01/15 (1) †			842,500	484,438
NextEra Energy, Inc., $50.00 par, 5.799%, 09/01/16 (1) †(a)			81,400	4,083,838
NextEra Energy, Inc., $50.00 par, 5.599%, 06/01/15 (1) †(a)			130,825	7,522,438
Post Holdings, Inc., Perpetual Preferred Stock 144A, $100.00 par, 2.500%, 02/15/14 †(a)(c)(d)			12,877	1,282,066
PPL Corp., $50.00 par, 8.750% 05/01/14 (1) †(a)			35,350	1,869,308
Stanley Black & Decker, Inc., $100.00 par, 6.250%, 11/17/16 (1) †(a)			4,975	513,420

				26,589,615

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $26,203,417)				26,853,113

CORPORATE BONDS - 1.6%	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’S)
United Kingdom - 0.2%
Virgin Media Finance PLC (a)	4.875%	02/15/22	$3,125	2,718,750

United States - 1.4%
American Airlines, Inc. 144A †(a)(d)	7.500%	03/15/16	2,825	2,930,937
Copano Energy LLC/Copano Energy Finance Corp.	7.125%	04/01/21	81	93,341
Cricket Communications, Inc. (a)	7.750%	10/15/20	4,300	4,902,000
Edgen Murray Corp. 144A (a)(d)	8.750%	11/01/20	7,700	8,816,500
Plains Exploration & Production Co. (a)	6.875%	02/15/23	1,025	1,142,875
US Foods, Inc.	8.500%	06/30/19	3,075	3,367,125

				21,252,778

TOTAL CORPORATE BONDS (Cost $24,875,868)				23,971,528

CONVERTIBLE BONDS - 31.5%
Canada - 0.1%
Petrominerales Ltd. (3)(f)	3.250%	06/12/17	400	396,000
Petrominerales Ltd., Series PMG (3)(f)	2.625%	08/25/16	700	693,000
Silver Standard Resources, Inc. 144A (a)(d)	2.875%	02/01/33	125	97,656

				1,186,656

India - 0.0%(b)
Sterlite Industries India Ltd. (a)	4.000%	10/30/14	225	222,891

Malta - 0.1%
Lufthansa Malta Blues LP, Series JBLU 144A (d)	0.750%	04/05/17	475	875,306

Mexico - 0.9%
Cemex SAB de CV (a)	3.750%	03/15/18	350	474,688
Cemex SAB de CV (a)	3.250%	03/15/16	9,750	12,845,625
Cemex SAB de CV (a)	4.875%	03/15/15	250	296,250

				13,616,563

Netherlands - 0.2%
Volkswagen International Finance NV 144A (d)	5.500%	11/09/15	2,000	3,416,413

The accompanying notes are an integral part of these financial statements.	(Continued)

146	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR MULTI-STRATEGY ALTERNATIVE FUND

	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’S)	VALUE (Note 3)
United States - 30.2%
Alpha Natural Resources, Inc. (a)	4.875%	12/15/20	$200	$215,750
Alpha Natural Resources, Inc. (a)	3.750%	12/15/17	1,100	1,140,562
American Realty Capital Properties, Inc. (a)	3.000%	08/01/18	3,250	3,247,969
Amkor Technology, Inc.	6.000%	04/15/14	3,475	7,060,766
Annaly Capital Management, Inc. (a)	5.000%	05/15/15	2,650	2,681,469
Ares Capital Corp. 144A (a)(d)	5.750%	02/01/16	1,625	1,749,922
Avis Budget Group, Inc. (a)	3.500%	10/01/14	8,575	21,571,484
Chart Industries, Inc. (a)	2.000%	08/01/18	2,275	3,513,453
Ciena Corp. 144A (a)(d)	3.750%	10/15/18	2,125	3,061,328
Ciena Corp. (a)	4.000%	12/15/20	1,166	1,715,477
Covanta Holding Corp. (a)	3.250%	06/01/14	3,850	4,511,719
DDR Corp. (a)	1.750%	11/15/40	1,895	2,117,662
Digital Realty Trust LP 144A (a)(d)	5.500%	04/15/29	1,075	1,367,937
DR Horton, Inc., Series DHI	2.000%	05/15/14	1,500	2,588,437
Electronic Arts, Inc. (a)	0.750%	07/15/16	625	664,844
Equinix, Inc.	4.750%	06/15/16	4,450	9,717,687
Exelixis, Inc. (a)	4.250%	08/15/19	650	795,844
Exterran Holdings, Inc. (a)	4.250%	06/15/14	3,000	4,475,625
Extra Space Storage LP 144A (a)(d)	2.375%	07/01/33	700	701,312
General Cable Corp. (a)(g)	5.000%	11/15/29	9,325	9,971,922
Gilead Sciences, Inc., Series D	1.625%	05/01/16	11,275	37,186,359
Health Care REIT, Inc.	3.000%	12/01/29	4,550	5,070,406
Host Hotels & Resorts LP 144A (a)(d)	2.500%	10/15/29	4,425	6,698,344
L-3 Communications Holdings, Inc. (a)	3.000%	08/01/35	2,975	3,583,016
Lennar Corp. 144A (a)(d)	2.750%	12/15/20	4,800	8,835,000
Lennar Corp. 144A (a)(d)	3.250%	11/15/21	6,625	11,908,437
MGIC Investment Corp. (a)	2.000%	04/01/20	9,250	12,765,000
MGIC Investment Corp. (a)	5.000%	05/01/17	3,250	3,672,500
MGM Resorts International (a)	4.250%	04/15/15	5,000	6,875,000
Microchip Technology, Inc.	2.125%	12/15/37	11,725	20,350,203
Micron Technology, Inc. (a)	2.375%	05/01/32	9,875	22,842,109
Micron Technology, Inc.	3.125%	05/01/32	2,275	5,179,891
Micron Technology, Inc. (a)	1.875%	06/01/14	2,300	3,504,625
Micron Technology, Inc., Series F 144A (a)(d)	2.125%	02/15/33	1,300	2,680,437
Navistar International Corp. (a)	3.000%	10/15/14	50	51,125
NorthStar Realty Finance LP 144A (a)(d)	5.375%	06/15/33	100	137,250
Novellus Systems, Inc. (a)	2.625%	05/15/41	7,075	11,824,094
NVIDIA Corp. 144A (a)(d)	1.000%	12/01/18	8,425	8,625,094
Omnicare, Inc. (a)	3.500%	02/15/44	304	306,470
PHH Corp. (a)	4.000%	09/01/14	600	640,125
PHH Corp.	6.000%	06/15/17	14,402	29,776,135
Radian Group, Inc. (a)	2.250%	03/01/19	6,525	9,567,281
Radian Group, Inc. (a)	3.000%	11/15/17	6,425	9,115,469
Regeneron Pharmaceuticals, Inc. (a)	1.875%	10/01/16	6,550	21,463,531
Ryman Hospitality Properties, Inc. 144A (d)	3.750%	10/01/14	2,800	5,467,000
Salesforce.com, Inc.	0.750%	01/15/15	4,650	11,991,188
Salesforce.com, Inc. 144A (a)(d)	0.250%	04/01/18	1,475	1,603,141
SanDisk Corp. (a)	1.500%	08/15/17	12,790	18,849,263
SL Green Operating Partnership LP 144A (a)(d)	3.000%	10/15/17	5,325	6,626,297
Standard Pacific Corp. (a)	1.250%	08/01/32	2,175	2,879,156
Stillwater Mining Co. (a)	1.750%	10/15/32	2,100	2,354,625
SunEdison, Inc. 144A (d)	2.750%	01/01/21	450	501,469
SunEdison, Inc. 144A (d)	2.000%	10/01/18	975	1,093,219
SunPower Corp. (a)	4.500%	03/15/15	1,300	1,820,813
Tesla Motors, Inc. (a)	1.500%	06/01/18	4,350	6,019,313
Theravance, Inc. (a)	2.125%	01/15/23	325	472,469

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	147

Consolidated Schedule of Investments	December 31, 2013

AQR MULTI-STRATEGY ALTERNATIVE FUND

	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’S)	VALUE (Note 3)
United States - 30.2% (continued)
United States Steel Corp. (a)	4.000%	05/15/14	$1,425	$1,521,188
VeriSign, Inc. (a)	3.250%	08/15/37	19,969	36,019,084
Vishay Intertechnology, Inc. 144A (a)(d)	2.250%	11/15/40	2,425	2,582,625
Web.com Group, Inc. (a)	1.000%	08/15/18	2,750	3,086,875
WebMD Health Corp. 144A (a)(d)	1.500%	12/01/20	1,775	1,740,609
Xilinx, Inc.	3.125%	03/15/37	5,600	8,865,500
XM Satellite Radio, Inc. 144A (d)	7.000%	12/01/14	6,500	12,626,250
Yahoo!, Inc. 144A (a)(d)	0.000%	12/01/18	10,175	10,512,047

				462,161,201

TOTAL CONVERTIBLE BONDS (Cost $377,508,812)				481,479,030

PURCHASED OPTIONS - 0.0%(b)	CONTRACTS/ NOTIONAL	VALUE (Note 3)
Put - Sprint Nextel Corp., Expires 01/18/2014, Strike $10.00 (Cost $721,829)	1,432	$217,664

MONEY MARKET FUNDS - 34.0%
BlackRock Liquidity Funds TempFund Portfolio - Series I, Institutional Shares, 0.050% (h)^	1,000,085	1,000,085
Dreyfus Treasury Cash Management, Class I, 0.010% (h)^	4,000,338	4,000,338
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.000% (h)^	510,428,217	510,428,217
UBS Money Series - UBS Select Treasury Preferred Fund, Class I, 0.010% (h)^	5,000,757	5,000,757

TOTAL MONEY MARKET FUNDS (Cost $520,429,397)		520,429,397

SHORT-TERM INVESTMENTS - 3.8%	PRINCIPAL AMOUNT (000’S)
U.S. Treasury Bill, 0.066%, 01/30/2014 (i)^	$18,023	18,022,448
U.S. Treasury Bill, 0.084%, 06/05/2014 (i)^	11,300	11,297,220
U.S. Treasury Bill, 0.073%, 02/06/2014 (i)^	18,023	18,022,430
U.S. Treasury Bill, 0.080%, 05/29/2014 (i)^	11,300	11,297,344

TOTAL SHORT-TERM INVESTMENTS (cost $58,635,346)		58,639,442

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT (Cost $1,684,320,543)		1,920,207,516

SECURITIES SOLD SHORT - (64.0)%	SHARES	VALUE (Note 3)

COMMON STOCKS - (63.5)%

Belgium - (0.2)%
Anheuser-Busch InBev NV	(10,458)	$(1,112,065)
Delhaize Group SA	(9,516)	(566,126)
Mobistar SA	(22,168)	(421,507)
Telenet Group Holding NV	(11,467)	(684,641)

		(2,784,339)

Bermuda - (0.2)%
Seadrill Ltd.	(83,097)	(3,405,687)

Canada - 0.0% (b)
Silver Standard Resources, Inc. (1)	(3,344)	(23,274)

Denmark - (0.8)%
FLSmidth & Co. A/S	(78,988)	(4,319,577)
Novozymes A/S, B Shares	(181,531)	(7,667,913)
Pandora A/S	(2,572)	(139,806)
William Demant Holding A/S †	(3,522)	(342,145)

		(12,469,441)

Finland - (0.8)%
Cargotec OYJ, B Shares	(46,267)	(1,722,023)
Elisa OYJ	(45,682)	(1,211,422)
Konecranes OYJ	(36,218)	(1,284,988)
Nokian Renkaat OYJ	(143,252)	(6,869,566)
Orion OYJ, Class B	(1,660)	(46,658)
Outotec OYJ	(48,968)	(513,779)
Stora Enso OYJ, R Shares	(18,966)	(190,585)
YIT OYJ	(35,030)	(489,795)

		(12,328,816)

Germany - (4.8)%
Aixtron SE †	(263,753)	(3,826,329)
Allianz SE	(20,676)	(3,720,145)
Axel Springer SE	(4,936)	(317,784)
BASF SE	(30,951)	(3,303,522)
Bayerische Motoren Werke AG	(35,310)	(4,146,549)
Commerzbank AG †	(491,796)	(7,939,258)
Daimler AG	(70,274)	(6,098,695)

The accompanying notes are an integral part of these financial statements.	(Continued)

148	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR MULTI-STRATEGY ALTERNATIVE FUND

	SHARES	VALUE (Note 3)
Germany - (4.8)% (continued)
Deutsche Bank AG	(15,901)	$(763,907)
Dialog Semiconductor PLC †	(24,556)	(529,493)
Fraport AG Frankfurt Airport Services Worldwide	(30,530)	(2,287,786)
Fresenius Medical Care AG & Co. KGaA	(43,743)	(3,120,005)
Hugo Boss AG	(2,339)	(333,135)
Infineon Technologies AG	(973,200)	(10,395,255)
K+S AG	(98,689)	(3,040,868)
LANXESS AG	(8,433)	(563,487)
MAN SE	(31,501)	(3,868,283)
Metro AG	(599)	(29,039)
RWE AG	(175,602)	(6,433,887)
SAP AG	(60,310)	(5,230,183)
Siemens AG	(7,808)	(1,070,622)
Sky Deutschland AG †	(288,299)	(3,186,581)
Software AG	(27,307)	(956,710)
Stada Arzneimittel AG	(36,252)	(1,794,834)
Symrise AG	(6,425)	(296,436)
Wacker Chemie AG	(5,416)	(600,405)

		(73,853,198)

India - 0.0%(b)
Sesa Sterlite Ltd. ADR (1)	(58)	(763)

Italy - (1.7)%
A2A SpA	(438,906)	(513,678)
Assicurazioni Generali SpA	(28,545)	(670,644)
Atlantia SpA	(122,118)	(2,735,426)
Fiat SpA †	(175,085)	(1,433,059)
Finmeccanica SpA †	(509,101)	(3,864,350)
Luxottica Group SpA	(6,245)	(334,678)
Mediaset SpA †	(351,304)	(1,666,033)
Mediobanca SpA †	(43,261)	(378,309)
Pirelli & C. SpA	(351,453)	(6,080,184)
Saipem SpA	(16,659)	(357,263)
Salvatore Ferragamo SpA	(21,522)	(818,678)
Tenaris SA	(228,992)	(4,989,844)
Tod’s SpA	(13,557)	(2,263,611)

		(26,105,757)

Japan - (18.9)%
ABC-Mart, Inc.	(45,649)	(1,994,333)
Acom Co., Ltd. †	(598,630)	(2,039,673)
Advantest Corp.	(469,496)	(5,850,137)
Aeon Credit Service Co., Ltd.	(170,100)	(4,561,296)
Amada Co., Ltd.	(25,000)	(220,783)
Aozora Bank Ltd.	(194,000)	(549,774)
Asahi Glass Co., Ltd.	(525,000)	(3,269,064)
Asics Corp.	(125,000)	(2,136,533)
Canon, Inc.	(36,200)	(1,155,084)
Capcom Co., Ltd.	(40,287)	(722,482)
Chugoku Electric Power Co., Inc./The	(32,400)	(504,478)
Credit Saison Co., Ltd.	(39,813)	(1,049,550)
CyberAgent, Inc.	(29,100)	(1,185,335)
Daido Steel Co., Ltd.	(74,000)	(368,268)
Dai-ichi Life Insurance Co., Ltd./The	(96,400)	(1,613,063)
Daikin Industries Ltd.	(74,900)	(4,673,965)
Dainippon Screen Manufacturing Co., Ltd. †	(399,000)	(2,261,033)

	SHARES	VALUE (Note 3)
Japan - (18.9)% (continued)
Dainippon Sumitomo Pharma Co., Ltd.	(51,300)	$(803,510)
Daiwa Securities Group, Inc.	(1,000)	(10,016)
Dena Co., Ltd.	(55,600)	(1,172,073)
Disco Corp.	(48,100)	(3,192,545)
Don Quijote Holdings Co., Ltd.	(9,100)	(551,643)
Eisai Co., Ltd.	(22,900)	(887,537)
Electric Power Development Co., Ltd.	(34,800)	(1,014,656)
FANUC Corp.	(16,500)	(3,023,471)
Fast Retailing Co., Ltd.	(22,100)	(9,127,806)
Furukawa Electric Co., Ltd.	(593,000)	(1,490,751)
GS Yuasa Corp.	(1,033,853)	(5,948,551)
Hisamitsu Pharmaceutical Co., Inc.	(7,800)	(393,060)
Hitachi Capital Corp.	(11,400)	(332,528)
Hitachi Construction Machinery Co., Ltd.	(169,495)	(3,626,912)
Hitachi Ltd.	(630,000)	(4,776,756)
Hitachi Metals Ltd.	(429,000)	(6,070,047)
Hokkaido Electric Power Co., Inc. †	(143,334)	(1,649,439)
Hokuriku Electric Power Co.	(29,824)	(405,023)
Honda Motor Co., Ltd.	(59,800)	(2,468,372)
Ibiden Co., Ltd.	(82,300)	(1,541,055)
Inpex Corp.	(132,100)	(1,694,337)
Isuzu Motors Ltd.	(76,000)	(474,008)
Itochu Techno-Solutions Corp.	(13,800)	(559,361)
JFE Holdings, Inc.	(97,700)	(2,328,196)
JX Holdings, Inc.	(111,400)	(573,649)
Kakaku.com, Inc.	(220,100)	(3,866,368)
Kansai Paint Co., Ltd.	(160,000)	(2,366,069)
Kawasaki Heavy Industries Ltd.	(595,868)	(2,502,513)
Kawasaki Kisen Kaisha Ltd.	(413,646)	(1,047,687)
Keikyu Corp.	(139,000)	(1,146,071)
Kikkoman Corp.	(82,000)	(1,550,485)
Kintetsu Corp.	(98,000)	(343,868)
Kobe Steel Ltd. †	(2,125,116)	(3,643,268)
Komatsu Ltd.	(475,200)	(9,756,469)
Konami Corp.	(8,900)	(205,802)
K’s Holdings Corp.	(15,104)	(436,479)
Kubota Corp.	(237,000)	(3,931,173)
Kuraray Co., Ltd.	(47,800)	(570,579)
Kurita Water Industries Ltd.	(5,600)	(116,173)
Kyushu Electric Power Co., Inc. †	(92,300)	(1,178,835)
Lawson, Inc.	(10,900)	(815,712)
LIXIL Group Corp.	(157,600)	(4,326,489)
M3, Inc.	(153)	(383,168)
Makita Corp.	(82,700)	(4,349,413)
MEIJI Holdings Co., Ltd.	(3,500)	(224,970)
Minebea Co., Ltd.	(586,649)	(4,298,025)
Mitsubishi Corp.	(23,900)	(458,830)
Mitsubishi Gas Chemical Co., Inc.	(261,000)	(1,924,025)
Mitsubishi Logistics Corp.	(82,000)	(1,298,092)
Mitsubishi Motors Corp. †	(28,924)	(311,173)
Mitsui Chemicals, Inc.	(1,223,025)	(2,957,291)
Mitsui OSK Lines Ltd.	(1,091,000)	(4,923,896)
Mori Seiki Co., Ltd.	(115,900)	(2,088,650)
Murata Manufacturing Co., Ltd.	(9,873)	(878,039)
Nabtesco Corp.	(217,303)	(5,015,089)
Nachi-Fujikoshi Corp.	(212,000)	(1,197,538)
Nexon Co., Ltd.	(2,900)	(26,796)
NGK Insulators Ltd.	(207,000)	(3,939,393)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	149

Consolidated Schedule of Investments	December 31, 2013

AQR MULTI-STRATEGY ALTERNATIVE FUND

	SHARES	VALUE (Note 3)
Japan - (18.9)% (continued)
Nidec Corp.	(91,800)	$(9,043,645)
Nikon Corp.	(255,495)	(4,882,695)
Nippon Electric Glass Co., Ltd.	(399,000)	(2,096,008)
Nippon Sheet Glass Co., Ltd. †	(1,152,236)	(1,502,355)
Nippon Steel & Sumitomo Metal Corp.	(911,071)	(3,055,556)
Nippon Yusen KK	(245,000)	(783,370)
Nissan Motor Co., Ltd.	(650,800)	(5,453,709)
Nissin Foods Holdings Co., Ltd.	(3,300)	(139,264)
Nitori Holdings Co., Ltd.	(31,250)	(2,958,660)
Nitto Denko Corp.	(7,900)	(334,049)
NOK Corp.	(37,400)	(612,575)
Nomura Research Institute Ltd.	(2,000)	(63,206)
NTN Corp. †	(1,263,402)	(5,746,163)
NTT Data Corp.	(17,000)	(628,040)
Oji Holdings Corp.	(22,000)	(112,847)
Olympus Corp. †	(22,000)	(697,768)
Ono Pharmaceutical Co., Ltd.	(15,145)	(1,327,542)
Oriental Land Co., Ltd.	(2,600)	(374,957)
OSAKA Titanium Technologies Co., Ltd.	(5,300)	(92,304)
Rakuten, Inc.	(390,068)	(5,821,153)
Ricoh Co., Ltd.	(203,000)	(2,158,868)
Rinnai Corp.	(9,600)	(747,919)
Saizeriya Co., Ltd.	(5)	(61)
Sanrio Co., Ltd.	(7,300)	(307,383)
Sawai Pharmaceutical Co., Ltd.	(18,400)	(1,188,089)
Sega Sammy Holdings, Inc.	(5,700)	(145,266)
Seven Bank Ltd.	(168,672)	(659,687)
Sharp Corp. †	(132,000)	(420,275)
Shikoku Electric Power Co., Inc. †	(282,173)	(4,231,588)
Shimano, Inc.	(7,100)	(609,529)
Shiseido Co., Ltd.	(9,300)	(149,557)
Showa Denko KK	(150,000)	(212,747)
SMC Corp.	(15,700)	(3,962,500)
Sojitz Corp.	(18,300)	(32,582)
Sony Corp.	(33,500)	(577,484)
Sony Financial Holdings, Inc.	(11,500)	(209,481)
Start Today Co., Ltd.	(86,064)	(2,140,026)
Sumco Corp.	(59,300)	(523,139)
Sumitomo Chemical Co., Ltd.	(1,354,362)	(5,315,648)
Sumitomo Mitsui Trust Holdings, Inc.	(403,000)	(2,132,360)
Sumitomo Rubber Industries Ltd.	(57,200)	(814,226)
Suruga Bank Ltd.	(108,000)	(1,939,381)
Sysmex Corp.	(22,500)	(1,328,967)
T&D Holdings, Inc.	(20,400)	(285,531)
Taiheiyo Cement Corp.	(1,692,923)	(6,510,559)
Taiyo Nippon Sanso Corp.	(333,680)	(2,375,984)
Takeda Pharmaceutical Co., Ltd.	(12,400)	(568,727)
TDK Corp.	(88,100)	(4,226,507)
Terumo Corp.	(90,700)	(4,378,964)
Toho Gas Co., Ltd.	(21,000)	(102,226)
Toho Titanium Co., Ltd.	(11,300)	(78,930)
Tokai Carbon Co., Ltd.	(280,000)	(978,083)
Tokuyama Corp.	(246,068)	(935,519)
TonenGeneral Sekiyu KK	(36,000)	(330,338)
Toray Industries, Inc.	(70,000)	(484,891)
Toshiba Corp.	(1,356,398)	(5,710,183)
Toyota Industries Corp.	(28,900)	(1,306,412)
Trend Micro, Inc.	(7,200)	(252,310)

	SHARES	VALUE (Note 3)
Japan - (18.9)% (continued)
Tsumura & Co.	(67,300)	$(1,783,442)
Unicharm Corp.	(23,500)	(1,340,875)
Yahoo Japan Corp.	(765,600)	(4,269,293)
Yakult Honsha Co., Ltd.	(23,168)	(1,170,638)
Yamada Denki Co., Ltd.	(1,622,670)	(5,307,716)
Yamaha Motor Co., Ltd.	(385,119)	(5,790,029)
Yaskawa Electric Corp.	(297,000)	(4,706,143)
Yokogawa Electric Corp.	(49,100)	(754,903)

		(289,529,413)

Luxembourg - (0.8)%
ArcelorMittal	(682,384)	(12,188,854)
Oriflame Cosmetics SA	(10,340)	(317,888)

		(12,506,742)

Mexico - (0.6)%
Cemex SAB de CV ADR (1)	(800,518)	(9,470,128)

Netherlands - (1.8)%
ASML Holding NV	(124,851)	(11,693,758)
Delta Lloyd NV	(8,120)	(201,651)
Fugro NV CVA	(128,639)	(7,673,520)
Heineken NV	(2,844)	(192,216)
Koninklijke KPN NV †	(698,826)	(2,257,972)
Koninklijke Vopak NV	(16,707)	(978,066)
PostNL NV †	(239,285)	(1,367,977)
QIAGEN NV †	(7,820)	(182,567)
Randstad Holding NV	(31,666)	(2,054,906)
SBM Offshore NV †	(24,873)	(506,776)
Wolters Kluwer NV	(11,897)	(339,711)

		(27,449,120)

Norway - (0.5)%
Aker Solutions ASA	(144,165)	(2,581,079)
Marine Harvest ASA	(578,092)	(705,170)
Norsk Hydro ASA	(347,275)	(1,553,544)
Schibsted ASA	(5,694)	(377,345)
Storebrand ASA †	(245,416)	(1,538,415)
TGS Nopec Geophysical Co. ASA	(28,027)	(744,725)

		(7,500,278)

Spain - (1.1)%
Abertis Infraestructuras SA	(145,008)	(3,225,395)
Acciona SA	(28,093)	(1,618,300)
Amadeus IT Holding SA, A Shares	(22,856)	(979,044)
Banco de Sabadell SA	(160,035)	(417,886)
Banco Popular Espanol SA †	(171,178)	(1,033,942)
Grifols SA	(16,756)	(801,832)
Mapfre SA	(227,747)	(976,894)
Mediaset Espana Comunicacion SA †	(175,825)	(2,031,404)
Obrascon Huarte Lain SA	(5,354)	(217,217)
Red Electrica Corp. SA	(24,495)	(1,635,279)
Telefonica SA	(223,534)	(3,654,953)

		(16,592,146)

Sweden - (2.4)%
Alfa Laval AB	(56,252)	(1,445,294)
Assa Abloy AB, Class B	(31,409)	(1,662,921)
Atlas Copco AB, A Shares	(93,616)	(2,599,347)

The accompanying notes are an integral part of these financial statements.	(Continued)

150	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR MULTI-STRATEGY ALTERNATIVE FUND

	SHARES	VALUE (Note 3)
Sweden - (2.4)% (continued)
Elekta AB, B Shares	(261,558)	$(4,002,656)
Getinge AB, B Shares	(1,933)	(66,259)
Hennes & Mauritz AB, B Shares	(56,903)	(2,620,752)
Hexagon AB, B Shares	(132,458)	(4,189,944)
Husqvarna AB, B Shares	(331,409)	(1,995,553)
ICA Gruppen AB †	(231)	(7,225)
Lundin Petroleum AB †	(31,762)	(618,104)
Modern Times Group AB, B Shares	(38,861)	(2,014,538)
Sandvik AB	(278,071)	(3,924,609)
Scania AB, B Shares	(36,864)	(722,511)
SKF AB, B Shares	(36,699)	(962,446)
SSAB AB, A Shares	(430,427)	(3,306,566)
Svenska Handelsbanken AB, A Shares	(45,327)	(2,228,584)
Volvo AB, B Shares	(262,861)	(3,458,829)

		(35,826,138)

Switzerland - (2.2)%
Cie Financiere Richemont SA	(10,354)	(1,034,338)
Clariant AG †	(163,115)	(2,985,504)
Credit Suisse Group AG †	(230,812)	(7,123,638)
Dufry AG †	(4,816)	(846,073)
GAM Holding AG †	(24,666)	(480,257)
Geberit AG	(2,724)	(826,410)
Givaudan SA †	(342)	(489,253)
Holcim Ltd. †	(22,543)	(1,685,420)
Julius Baer Group Ltd. †	(84,639)	(4,067,414)
Kuehne + Nagel International AG	(25,126)	(3,302,547)
SGS SA	(149)	(343,036)
Sonova Holding AG †	(30,837)	(4,158,211)
Swatch Group AG/The	(5,832)	(3,865,472)
UBS AG †	(35,060)	(671,306)
Zurich Insurance Group AG †	(3,978)	(1,153,875)

		(33,032,754)

United Kingdom - (0.3)%
Subsea 7 SA	(210,043)	(4,026,711)

United States - (26.4)%
Alpha Natural Resources, Inc. (1)†	(75,731)	(540,719)
American Realty Capital Properties, Inc. REIT (1)	(81,634)	(1,049,813)
Amkor Technology, Inc. (1)†	(1,148,950)	(7,043,063)
Annaly Capital Management, Inc. REIT (1)	(2,798)	(27,896)
Applied Materials, Inc. (1)	(140,047)	(2,477,431)
Ares Capital Corp. (1)	(18,689)	(332,104)
Avis Budget Group, Inc. (1)†	(522,416)	(21,116,055)
Bunge Ltd. (1)	(1,295)	(106,332)
Chart Industries, Inc. (1)†	(28,343)	(2,710,725)
Chesapeake Energy Corp. (1)	(9,371)	(254,329)
Ciena Corp. (1)†	(126,354)	(3,023,651)
Covanta Holding Corp. (1)	(203,447)	(3,611,184)
DDR Corp. REIT (1)	(70,480)	(1,083,278)
Digital Realty Trust, Inc. REIT (1)	(24,993)	(1,227,656)
Dominion Resources, Inc. (1)	(78,792)	(5,097,054)
DR Horton, Inc. (1)†	(113,455)	(2,532,316)
Electronic Arts, Inc. (1)†	(8,637)	(198,133)
Equinix, Inc. (1)†	(51,193)	(9,084,198)
Exelixis, Inc. (1)†	(105,835)	(648,769)
Exterran Holdings, Inc. (1)†	(125,698)	(4,298,872)

	SHARES	VALUE (Note 3)
United States - (26.4)% (continued)
Extra Space Storage, Inc. REIT (1)	(4,211)	$(177,409)
General Cable Corp. (1)	(220,817)	(6,494,228)
Gilead Sciences, Inc. (1)†	(491,617)	(36,945,018)
Goodyear Tire & Rubber Co./The (1)	(89,452)	(2,133,430)
Health Care REIT, Inc. REIT (1)	(51,193)	(2,742,409)
Host Hotels & Resorts, Inc. REIT (1)	(297,506)	(5,783,517)
JetBlue Airways Corp. (1)†	(73,332)	(626,989)
L-3 Communications Holdings, Inc. (1)	(25,384)	(2,712,534)
Lam Research Corp. (1)†	(187,379)	(10,202,787)
Lennar Corp., Class A (1)	(445,443)	(17,621,725)
MGIC Investment Corp. (1)†	(1,248,189)	(10,534,715)
MGM Resorts International (1)†	(218,014)	(5,127,689)
Microchip Technology, Inc. (1)	(431,749)	(19,320,768)
Micron Technology, Inc. (1)†	(1,451,412)	(31,582,725)
Navistar International Corp. (1)†	(323)	(12,335)
NextEra Energy, Inc. (1)	(100,646)	(8,617,311)
NorthStar Realty Finance Corp. REIT (1)	(8,526)	(114,675)
NVIDIA Corp. (1)	(244,439)	(3,915,913)
Omnicare, Inc. (1)	(3,474)	(209,691)
PHH Corp. (1)†	(1,081,570)	(26,336,229)
PPL Corp. (1)	(19,561)	(588,590)
Prologis, Inc. REIT (1)	(247)	(9,127)
Radian Group, Inc. (1)	(941,839)	(13,298,767)
Regeneron Pharmaceuticals, Inc. (1)†	(76,400)	(21,028,336)
Ryman Hospitality Properties, Inc. REIT (1)	(130,977)	(5,472,219)
Salesforce.com, Inc. (1)†	(228,590)	(12,615,882)
SanDisk Corp. (1)	(206,607)	(14,574,058)
Sirius XM Holdings, Inc. (1)†	(3,442,132)	(12,013,041)
SL Green Realty Corp. REIT (1)	(45,532)	(4,206,246)
Standard Pacific Corp. (1)†	(203,240)	(1,839,322)
Stanley Black & Decker, Inc. (1)	(4,318)	(348,419)
Stillwater Mining Co. (1)†	(134,029)	(1,653,918)
SunEdison, Inc. (1)†	(25,127)	(327,907)
SunPower Corp. (1)†	(46,161)	(1,376,059)
Swift Transportation Co. (1)†	(30,176)	(670,209)
Tesla Motors, Inc. (1)†	(29,693)	(4,465,233)
Theravance, Inc. (1)†	(10,820)	(385,733)
United States Steel Corp. (1)	(19,671)	(580,294)
VeriSign, Inc. (1)†	(540,362)	(32,302,840)
Vishay Intertechnology, Inc. (1)†	(164,199)	(2,177,279)
Web.com Group, Inc. (1)†	(55,786)	(1,773,437)
WebMD Health Corp. (1)†	(25,545)	(1,009,028)
Xilinx, Inc. (1)	(186,294)	(8,554,620)
Yahoo!, Inc. (1)†	(104,740)	(4,235,686)

		(403,181,925)

TOTAL COMMON STOCKS SOLD SHORT
(proceeds $817,398,298)		(970,086,630)

PREFERRED STOCKS - (0.3)%
Germany - (0.3)%
Fuchs Petrolub SE	(3,908)	(382,851)
Volkswagen AG	(16,827)	(4,735,435)

TOTAL PREFERRED STOCKS SOLD SHORT
(proceeds $4,181,007)		(5,118,286)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	151

Consolidated Schedule of Investments	December 31, 2013

AQR MULTI-STRATEGY ALTERNATIVE FUND

	SHARES	VALUE (Note 3)

EXCHANGE TRADED FUNDS - (0.1)%
Germany - (0.1)%
SPDR S&P 500 ETF Trust (1) (proceeds $1,903,100)	(10,587)	$(1,955,101)

	PRINCIPAL AMOUNT (000’S)

U.S. TREASURY OBLIGATIONS - (0.1)%
U.S. Treasury Note, 0.477%, 10/15/15 (proceeds $1,326,754)	$(1,333,000)	(1,331,282)

TOTAL SECURITIES SOLD SHORT
(proceeds $824,809,159)		(978,491,299)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT - 61.6%
(Cost $859,511,384)		941,716,217

OTHER ASSETS IN EXCESS OF LIABILITIES - 38.4% (j)		586,901,749

NET ASSETS - 100.0%		$1,528,617,966

SECTOR	VALUE	% OF NET ASSETS
Consumer Discretionary	$15,802,500	1.0%
Consumer Staples	51,921,669	3.4
Energy	(703,927)	0.0
Exchange Traded Fund	(1,955,101)	(0.1)
Financials	95,981,606	6.3
Health Care	49,150,342	3.2
Industrials	46,835,998	3.1
Information Technology	17,380,356	1.1
Materials	2,567,767	0.2
Telecommunication Services	41,484,434	2.7
Utilities	45,295,351	3.0
Money Market Funds^	520,429,397	34.0
Other Investments	57,525,825	3.7

Total Investments	941,716,217	61.6
Other Assets in Excess of Liabilities (j)	586,901,749	38.4

Net Assets	$1,528,617,966	100.0%

†	Non income-producing security.
(a)	All or a portion of this security has been segregated as collateral for securities sold short and can be sold or replaced subject to the broker’s right to re-hypothecate. At December 31, 2013, the value of these securities was $433,398,284. In addition, $505,981,024 of cash collateral was pledged.
(b)	Represents less than 0.05 percent of net assets.
(c)	Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2013.
(d)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund Advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.
(e)	Defaulted security.
(f)	Security fair valued at as of December 31, 2013 using procedures approved by the Board of Trustees. The total value of positions fair valued was $1,089,000 or 0.1% of total net assets.
(g)	Represents a step bond. The rate shown reflects the yield at December 31, 2013.
(h)	Represents annualized seven-day yield as of December 31, 2013.
(i)	The rate shown is the effective yield at the date of purchase.
(j)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.
^	All or a portion represents positions held in the respective Subsidiary (Note 2).
*	All or a portion of this security has been segregated for covered call options written.

All securities are Level 2 with respect to ASC 820, unless otherwise noted in parentheses.

(1)	Level 1 security (See Note 5).
(3)	Level 3 security (See Note 5).

The following abbreviations are used in portfolio descriptions:

144A - Restricted Security

ADR - American Depositary Receipt

CVA - Dutch Certification

EUR - Euro

NVDR - Non-Voting Depository Receipt

REIT - Real Estate Investment Trust

SDR - Special Drawing Rights

USD - United States Dollar

The accompanying notes are an integral part of these financial statements.	(Continued)

152	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR MULTI-STRATEGY ALTERNATIVE FUND

Credit default swap contracts sell protection as of December 31, 2013:

Exchange Cleared

COUNTERPARTY	REFERENCE ENTITY	FIXED ANNUAL RATE RECEIVED BY FUND	CURRENCY	CREDIT SPREAD	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
CitiBank	Markit CDX North America High Yield Index Series 21	5.000%	USD	3.060%	15,975,000	$698,003	12/20/2018	$690,487

Cash held as collateral at CitiBank was $662,813 at December 31, 2013.

Open written options contracts outstanding at December 31, 2013:

Call options written

SHARES	ISSUER	COUNTERPARTY	EXPIRATION DATE	PROCEEDS	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
1,432	Sprint Nextel Corp. (Exercise price $10)	J.P. Morgan	January 18, 2014	$(10,237)	$(1,432)	$8,805

Total return swap contracts outstanding as of December 31, 2013:

Over the Counter

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Bank of America	10-Year Canadian Bond	3/20/2014	CAD	(4,619,279)	$52,740
Bank of America	10-Year Japanese Government Bond	3/11/2014	JPY	(1,583,543,800)	66,882
Bank of America	30-Year Euro Buxl Bond	3/6/2014	EUR	(10,670,252)	240,101
Morgan Stanley and Co., International PLC	Bovespa Index	2/12/2014	BRL	(49,513,834)	(420,174)
Deutsche Bank	Brent Crude Futures^	1/16/2014	USD	40,987,990	562,010
Deutsche Bank	Brent Crude Futures^	1/16/2014	USD	(42,037,500)	487,500
Deutsche Bank	Brent Crude Futures^	3/13/2014	USD	41,910,000	(461,250)
Barclays Capital	Cocoa Futures^	3/14/2014	GBP	17,300	—
Barclays Capital	Corn Futures^	3/14/2014	USD	4,287,075	(172,507)
Barclays Capital	Corn Futures^	3/14/2014	USD	(12,905,688)	393,232
Deutsche Bank	Corn Futures^	3/14/2014	USD	1,777,000	(89,000)
Bank of America	Euro—Bobl Futures	3/6/2014	EUR	5,907,435	(80,853)
Bank of America	Euro—Bund Futures	3/6/2014	EUR	42,816,203	(883,379)
Bank of America	Euro—SCHATZ Futures	3/6/2014	EUR	(70,358,821)	(17,470)
Deutsche Bank	Gas Oil Futures^	1/10/2014	USD	5,292,075	(4,275)
Deutsche Bank	Gas Oil Futures^	1/10/2014	USD	(5,135,200)	(152,600)
Deutsche Bank	Gas Oil Futures^	2/12/2014	USD	(1,517,600)	8,000
Deutsche Bank	Gasoline RBOB Futures^	1/31/2014	USD	6,991,723	145,752
Deutsche Bank	Gasoline RBOB Futures^	1/31/2014	USD	(7,258,798)	(112,693)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	153

Consolidated Schedule of Investments	December 31, 2013

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Deutsche Bank	Heating Oil Futures^	1/31/2014	USD	9,436,362	$90,279
Deutsche Bank	Heating Oil Futures^	1/31/2014	USD	(13,229,587)	(30,468)
Morgan Stanley and Co., International PLC	H-SHARES Index Futures	1/29/2014	HKD	97,678,095	186,197
Barclays Capital	Lean Hogs Futures^	2/14/2014	USD	7,553,777	(514,681)
Barclays Capital	Lean Hogs Futures^	2/14/2014	USD	(7,519,894)	241,648
Barclays Capital	LME Aluminum Futures^	3/17/2014	USD	(872,960)	(24,415)
Barclays Capital	LME Copper Futures^	3/17/2014	USD	(350,500)	(17,788)
Barclays Capital	LME Copper Futures^	3/27/2014	USD	(81,350)	(3,562)
Barclays Capital	LME Nickel Futures^	3/17/2014	USD	(565,614)	(17,766)
Bank of America	Long Gilt Futures	3/27/2014	GBP	(80,397,480)	2,703,318
Morgan Stanley and Co., International PLC	MSCI Taiwan Stock Index Futures	1/28/2014	USD	118,043	3,237
Deutsche Bank	Natural Gas Futures^	1/29/2014	USD	22,216,980	(474,780)
Deutsche Bank	Natural Gas Futures^	1/29/2014	USD	(32,536,480)	(1,980,320)
Barclays Capital	Platinum Futures^	4/28/2014	USD	(66,075)	(2,615)
Morgan Stanley and Co., International PLC	Russian Depository Index	3/19/2014	USD	10,864,003	187,886
Morgan Stanley and Co., International PLC	Russian Trading System Index Futures	3/17/2014	USD	20,786,945	721,570
Morgan Stanley and Co., International PLC	SGX S&P CNX Nifty Index Futures	1/30/2014	USD	(8,636,268)	(115,410)
Merrill Lynch	Silver Futures^	3/27/2014	USD	(429,100)	41,700
Barclays Capital	Soybean Futures^	3/14/2014	USD	19,836,000	(189,925)
Barclays Capital	Soybean Futures^	3/14/2014	USD	(11,680,912)	242,191
Deutsche Bank	Soybean Meal Futures^	3/14/2014	USD	43,225	(1,525)
Barclays Capital	Soybean Oil Futures^	3/14/2014	USD	(2,010,312)	85,116
Morgan Stanley and Co., International PLC	Swiss Market Index Futures	3/21/2014	CHF	(95,362,645)	(5,481,164)
Bank of America	U.S. Treasury 10-Year Note Futures	3/20/2014	USD	307,536,371	(5,579,339)
Bank of America	U.S. Treasury 2-Year Note Futures	3/31/2014	USD	19,379,473	(35,973)
Bank of America	U.S. Treasury 5-Year Note Futures	3/31/2014	USD	(14,367,632)	50,132
Bank of America	U.S. Treasury Long Bond Futures	3/20/2014	USD	(14,581,787)	210,787
Barclays Capital	Wheat Futures^	3/14/2014	USD	(11,776,678)	488,766
Barclays Capital	Wheat Futures^	3/14/2014	USD	(34,775)	2,750
Deutsche Bank	WTI Crude Oil Futures^	1/21/2014	USD	52,357,710	690,670
Deutsche Bank	WTI Crude Oil Futures^	1/21/2014	USD	(43,764,750)	(819,510)

					$(9,780,978)

Money Market is pledged as collateral to Bank of America, Morgan Stanley and Co., International PLC, Merrill Lynch, Deutsche Bank and Barclays Capital for total return swap contracts in the amount of $2,870,193, $44,808,260, $10,000, $6,900,000 and $2,260,000, respectively at December 31, 2013.

^	Represents positions held in the respective Subsidiary (Note 2).

The accompanying notes are an integral part of these financial statements.	(Continued)

154	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR MULTI-STRATEGY ALTERNATIVE FUND

Open futures contracts outstanding at December 31, 2013:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
275	Goldman Sachs	Cocoa Futures^	March 14, 2014	$7,742,821	$7,607,101	$(135,720)
5	J.P. Morgan	LME Aluminum Futures^	January 3, 2014	230,249	219,344	(10,905)
7	J.P. Morgan	LME Aluminum Futures^	January 8, 2014	326,946	307,592	(19,354)
6	J.P. Morgan	LME Aluminum Futures^	January 9, 2014	280,084	263,738	(16,346)
9	J.P. Morgan	LME Aluminum Futures^	January 10, 2014	424,049	395,737	(28,312)
12	J.P. Morgan	LME Aluminum Futures^	January 15, 2014	561,206	528,525	(32,681)
18	J.P. Morgan	LME Aluminum Futures^	February 5, 2014	817,687	797,985	(19,702)
22	J.P. Morgan	LME Aluminum Futures^	February 6, 2014	1,001,871	975,618	(26,253)
29	J.P. Morgan	LME Aluminum Futures^	February 7, 2014	1,315,592	1,286,440	(29,152)
11	J.P. Morgan	LME Aluminum Futures^	February 11, 2014	497,773	488,565	(9,208)
14	J.P. Morgan	LME Aluminum Futures^	February 12, 2014	631,167	622,003	(9,164)
14	J.P. Morgan	LME Aluminum Futures^	February 13, 2014	627,404	622,195	(5,209)
22	J.P. Morgan	LME Aluminum Futures^	February 14, 2014	981,946	978,038	(3,908)
6	J.P. Morgan	LME Aluminum Futures^	February 25, 2014	266,900	267,504	604
11	J.P. Morgan	LME Aluminum Futures^	February 26, 2014	490,348	490,567	219
10	J.P. Morgan	LME Aluminum Futures^	February 27, 2014	444,771	446,098	1,327
4	J.P. Morgan	LME Aluminum Futures^	March 3, 2014	174,108	178,646	4,538
12	J.P. Morgan	LME Aluminum Futures^	March 4, 2014	528,025	536,094	8,069
4	J.P. Morgan	LME Aluminum Futures^	March 11, 2014	181,375	179,061	(2,314)
32	J.P. Morgan	LME Aluminum Futures^	March 12, 2014	1,451,054	1,432,904	(18,150)
22	J.P. Morgan	LME Aluminum Futures^	March 13, 2014	986,934	985,402	(1,532)
199	J.P. Morgan	LME Aluminum Futures^	March 17, 2014	8,962,074	8,927,737	(34,337)
25	J.P. Morgan	LME Aluminum Futures^	March 18, 2014	1,125,569	1,121,394	(4,175)
2	J.P. Morgan	LME Copper Futures^	January 10, 2014	355,610	368,688	13,078
25	J.P. Morgan	LME Copper Futures^	January 16, 2014	4,512,539	4,606,094	93,555
6	J.P. Morgan	LME Copper Futures^	January 17, 2014	1,081,793	1,105,312	23,519
1	J.P. Morgan	LME Copper Futures^	January 22, 2014	181,388	184,169	2,781
3	J.P. Morgan	LME Copper Futures^	January 24, 2014	537,839	552,528	14,689
5	J.P. Morgan	LME Copper Futures^	January 31, 2014	906,478	921,005	14,527
20	J.P. Morgan	LME Copper Futures^	February 6, 2014	3,592,469	3,684,445	91,976
10	J.P. Morgan	LME Copper Futures^	February 7, 2014	1,781,496	1,842,260	60,764
1	J.P. Morgan	LME Copper Futures^	February 11, 2014	179,327	184,240	4,913
2	J.P. Morgan	LME Copper Futures^	February 12, 2014	356,492	368,488	11,996
4	J.P. Morgan	LME Copper Futures^	February 13, 2014	704,758	736,963	32,205
41	J.P. Morgan	LME Copper Futures^	February 14, 2014	7,140,910	7,553,737	412,827
6	J.P. Morgan	LME Copper Futures^	February 19, 2014	1,043,862	1,105,387	61,525
1	J.P. Morgan	LME Copper Futures^	February 20, 2014	174,302	184,194	9,892
16	J.P. Morgan	LME Copper Futures^	February 21, 2014	2,794,355	2,946,500	152,145
6	J.P. Morgan	LME Copper Futures^	March 4, 2014	1,055,600	1,104,937	49,337
10	J.P. Morgan	LME Copper Futures^	March 10, 2014	1,784,146	1,841,563	57,417
2	J.P. Morgan	LME Copper Futures^	March 12, 2014	360,804	368,312	7,508
21	J.P. Morgan	LME Copper Futures^	March 13, 2014	3,791,209	3,867,281	76,072
46	J.P. Morgan	LME Copper Futures^	March 17, 2014	8,340,700	8,470,750	130,050
3	J.P. Morgan	LME Copper Futures^	March 18, 2014	544,339	552,468	8,129
1	J.P. Morgan	LME Nickel Futures^	January 23, 2014	88,163	83,091	(5,072)
7	J.P. Morgan	LME Nickel Futures^	January 24, 2014	610,738	581,665	(29,073)
2	J.P. Morgan	LME Nickel Futures^	January 28, 2014	175,908	166,223	(9,685)
1	J.P. Morgan	LME Nickel Futures^	January 29, 2014	87,714	83,115	(4,599)
1	J.P. Morgan	LME Nickel Futures^	January 31, 2014	87,778	83,123	(4,655)
12	J.P. Morgan	LME Nickel Futures^	February 14, 2014	985,669	998,177	12,508
1	J.P. Morgan	LME Nickel Futures^	February 19, 2014	81,893	83,202	1,309

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	155

Consolidated Schedule of Investments	December 31, 2013

AQR MULTI-STRATEGY ALTERNATIVE FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
3	J.P. Morgan	LME Nickel Futures^	February 20, 2014	$ 244,806	$ 249,621	$ 4,815
2	J.P. Morgan	LME Nickel Futures^	February 21, 2014	162,304	166,423	4,119
1	J.P. Morgan	LME Nickel Futures^	February 25, 2014	81,182	83,231	2,049
1	J.P. Morgan	LME Nickel Futures^	February 26, 2014	81,326	83,236	1,910
2	J.P. Morgan	LME Nickel Futures^	February 27, 2014	161,920	166,483	4,563
1	J.P. Morgan	LME Nickel Futures^	March 3, 2014	80,702	83,261	2,559
2	J.P. Morgan	LME Nickel Futures^	March 4, 2014	163,684	166,532	2,848
3	J.P. Morgan	LME Nickel Futures^	March 13, 2014	251,837	249,931	(1,906)
27	J.P. Morgan	LME Nickel Futures^	March 17, 2014	2,294,232	2,250,121	(44,111)
3	J.P. Morgan	LME Nickel Futures^	March 18, 2014	253,679	250,005	(3,674)
3	J.P. Morgan	LME Nickel Futures^	March 20, 2014	257,298	250,035	(7,263)
3	J.P. Morgan	LME Nickel Futures^	March 24, 2014	260,491	250,095	(10,396)
2	J.P. Morgan	LME Zinc Futures^	January 17, 2014	96,537	102,272	5,735
13	J.P. Morgan	LME Zinc Futures^	January 23, 2014	634,450	665,181	30,731
1	J.P. Morgan	LME Zinc Futures^	January 24, 2014	48,424	51,173	2,749
5	J.P. Morgan	LME Zinc Futures^	January 28, 2014	245,459	255,974	10,515
8	J.P. Morgan	LME Zinc Futures^	January 29, 2014	393,899	409,600	15,701
5	J.P. Morgan	LME Zinc Futures^	January 30, 2014	246,776	256,026	9,250
5	J.P. Morgan	LME Zinc Futures^	January 31, 2014	244,782	256,054	11,272
7	J.P. Morgan	LME Zinc Futures^	February 11, 2014	332,646	358,888	26,242
16	J.P. Morgan	LME Zinc Futures^	February 12, 2014	754,633	820,400	65,767
10	J.P. Morgan	LME Zinc Futures^	February 13, 2014	470,521	512,803	42,282
21	J.P. Morgan	LME Zinc Futures^	February 14, 2014	989,369	1,077,001	87,632
9	J.P. Morgan	LME Zinc Futures^	February 19, 2014	425,662	461,812	36,150
7	J.P. Morgan	LME Zinc Futures^	February 20, 2014	330,546	359,217	28,671
10	J.P. Morgan	LME Zinc Futures^	February 21, 2014	472,896	513,213	40,317
3	J.P. Morgan	LME Zinc Futures^	February 27, 2014	141,231	154,041	12,810
4	J.P. Morgan	LME Zinc Futures^	March 3, 2014	187,658	205,458	17,800
3	J.P. Morgan	LME Zinc Futures^	March 4, 2014	142,131	154,106	11,975
7	J.P. Morgan	LME Zinc Futures^	March 11, 2014	341,387	359,793	18,406
8	J.P. Morgan	LME Zinc Futures^	March 12, 2014	393,176	411,226	18,050
9	J.P. Morgan	LME Zinc Futures^	March 13, 2014	441,498	462,670	21,172
100	J.P. Morgan	LME Zinc Futures^	March 17, 2014	4,980,566	5,144,575	164,009
9	J.P. Morgan	LME Zinc Futures^	March 18, 2014	450,173	462,937	12,764
11	J.P. Morgan	LME Zinc Futures^	March 20, 2014	553,851	564,575	10,724
10	J.P. Morgan	LME Zinc Futures^	March 24, 2014	512,184	513,433	1,249
223	Goldman Sachs	Soybean Futures^	March 14, 2014	14,738,979	14,411,375	(327,604)
127	Goldman Sachs	Soybean Meal Futures^	March 14, 2014	5,346,597	5,295,900	(50,697)
221	Barclays Capital	CAC40 Index Futures	January 17, 2014	12,443,964	13,068,717	624,753
219	Barclays Capital	DAX Index Futures	March 21, 2014	68,990,662	72,348,219	3,357,557
218	Barclays Capital	DJIA Mini E-CBOT Futures	March 21, 2014	17,144,594	17,978,460	833,866
846	Barclays Capital	Euro Stoxx 50 Index	March 21, 2014	34,448,662	36,172,216	1,723,554
16	Barclays Capital	FTSE 100 Index Futures	March 21, 2014	1,740,647	1,774,516	33,869
301	J.P. Morgan	FTSE/JSE Top 40 Index Futures	March 20, 2014	11,287,833	11,965,396	677,563
9	Barclays Capital	Hang Seng Index Futures	January 29, 2014	1,332,029	1,354,068	22,039
91	Barclays Capital	H-SHARES Index Futures	January 29, 2014	6,241,875	6,356,493	114,618
125	Barclays Capital	IBEX 35 Index Futures	January 17, 2014	16,042,609	16,971,667	929,058
207	Barclays Capital	MSCI Taiwan Stock Index Futures	January 28, 2014	6,146,363	6,276,240	129,877
253	Barclays Capital	NASDAQ 100 E-Mini Futures	March 21, 2014	17,499,081	18,133,775	634,694
98	Barclays Capital	S&P MID 400 E-Mini Futures	March 21, 2014	12,616,100	13,126,120	510,020
122	Barclays Capital	S&P/Toronto Stock Exchange 60 Index Futures	March 20, 2014	17,294,659	17,937,359	642,700
716	Barclays Capital	TOPIX Index Futures	March 13, 2014	85,251,241	88,556,642	3,305,401

The accompanying notes are an integral part of these financial statements.	(Continued)

156	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR MULTI-STRATEGY ALTERNATIVE FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
153	J.P. Morgan	3-Month Euro Euribor Futures	March 16, 2015	$ 52,400,447	$ 52,383,734	$ (16,713)
201	J.P. Morgan	3-Month Euro Euribor Futures	June 15, 2015	68,788,253	68,748,717	(39,536)
205	J.P. Morgan	3-Month Euro Euribor Futures	September 14, 2015	70,089,263	70,035,770	(53,493)
196	J.P. Morgan	3-Month Euro Euribor Futures	December 14, 2015	66,998,434	66,873,397	(125,037)
1,589	J.P. Morgan	90-Day EURODollar Futures	June 16, 2014	395,541,246	395,998,662	457,416
1,314	J.P. Morgan	90-Day EURODollar Futures	September 15, 2014	327,132,813	327,300,975	168,162
1,191	J.P. Morgan	90-Day EURODollar Futures	December 15, 2014	296,705,277	296,469,675	(235,602)
271	J.P. Morgan	90-Day EURODollar Futures	March 16, 2015	67,390,910	67,390,925	15
316	J.P. Morgan	90-Day EURODollar Futures	June 15, 2015	78,475,281	78,466,750	(8,531)
257	J.P. Morgan	90-Day EURODollar Futures	September 14, 2015	63,728,156	63,691,025	(37,131)
179	J.P. Morgan	90-Day EURODollar Futures	December 14, 2015	44,344,584	44,246,563	(98,021)
38	J.P. Morgan	Canadian 3-Month Bank Acceptance Futures	June 16, 2014	8,830,848	8,831,489	641

				1,960,503,555	1,975,232,452	14,728,897

Short Contracts:
130	Goldman Sachs	Coffee ‘C’ Futures^	March 19, 2014	(5,199,425)	(5,396,625)	(197,200)
999	Goldman Sachs	Corn Futures^	March 14, 2014	(21,692,547)	(21,078,900)	613,647
50	Goldman Sachs	Cotton No. 2 Futures^	March 7, 2014	(1,967,332)	(2,116,000)	(148,668)
302	Goldman Sachs	Gold 100 OZ Futures^	February 26, 2014	(37,929,510)	(36,309,460)	1,620,050
77	Goldman Sachs	Lean Hogs Futures^	February 14, 2014	(2,659,441)	(2,631,090)	28,351
5	J.P. Morgan	LME Aluminum Futures^	January 3, 2014	(230,271)	(219,344)	10,927
7	J.P. Morgan	LME Aluminum Futures^	January 8, 2014	(327,235)	(307,592)	19,643
6	J.P. Morgan	LME Aluminum Futures^	January 9, 2014	(278,425)	(263,737)	14,688
9	J.P. Morgan	LME Aluminum Futures^	January 10, 2014	(424,106)	(395,736)	28,370
12	J.P. Morgan	LME Aluminum Futures^	January 15, 2014	(562,175)	(528,525)	33,650
18	J.P. Morgan	LME Aluminum Futures^	February 5, 2014	(819,070)	(797,985)	21,085
22	J.P. Morgan	LME Aluminum Futures^	February 6, 2014	(1,002,516)	(975,617)	26,899
29	J.P. Morgan	LME Aluminum Futures^	February 7, 2014	(1,317,309)	(1,286,440)	30,869
11	J.P. Morgan	LME Aluminum Futures^	February 11, 2014	(498,331)	(488,565)	9,766
14	J.P. Morgan	LME Aluminum Futures^	February 12, 2014	(631,007)	(622,002)	9,005
14	J.P. Morgan	LME Aluminum Futures^	February 13, 2014	(627,247)	(622,195)	5,052
22	J.P. Morgan	LME Aluminum Futures^	February 14, 2014	(985,606)	(978,037)	7,569
6	J.P. Morgan	LME Aluminum Futures^	February 25, 2014	(266,716)	(267,504)	(788)
11	J.P. Morgan	LME Aluminum Futures^	February 26, 2014	(488,505)	(490,567)	(2,062)
10	J.P. Morgan	LME Aluminum Futures^	February 27, 2014	(444,117)	(446,097)	(1,980)
4	J.P. Morgan	LME Aluminum Futures^	March 3, 2014	(173,918)	(178,646)	(4,728)
12	J.P. Morgan	LME Aluminum Futures^	March 4, 2014	(522,974)	(536,094)	(13,120)
4	J.P. Morgan	LME Aluminum Futures^	March 11, 2014	(181,792)	(179,061)	2,731
32	J.P. Morgan	LME Aluminum Futures^	March 12, 2014	(1,447,933)	(1,432,904)	15,029
22	J.P. Morgan	LME Aluminum Futures^	March 13, 2014	(990,504)	(985,402)	5,102
303	J.P. Morgan	LME Aluminum Futures^	March 17, 2014	(13,369,832)	(13,594,087)	(224,255)
25	J.P. Morgan	LME Aluminum Futures^	March 18, 2014	(1,124,323)	(1,121,394)	2,929
2	J.P. Morgan	LME Copper Futures^	January 10, 2014	(355,808)	(368,687)	(12,879)
25	J.P. Morgan	LME Copper Futures^	January 16, 2014	(4,520,573)	(4,606,094)	(85,521)
6	J.P. Morgan	LME Copper Futures^	January 17, 2014	(1,080,738)	(1,105,313)	(24,575)
1	J.P. Morgan	LME Copper Futures^	January 22, 2014	(181,835)	(184,168)	(2,333)
3	J.P. Morgan	LME Copper Futures^	January 24, 2014	(537,800)	(552,528)	(14,728)
5	J.P. Morgan	LME Copper Futures^	January 31, 2014	(906,240)	(921,005)	(14,765)
20	J.P. Morgan	LME Copper Futures^	February 6, 2014	(3,587,458)	(3,684,445)	(96,987)
10	J.P. Morgan	LME Copper Futures^	February 7, 2014	(1,783,664)	(1,842,260)	(58,596)
1	J.P. Morgan	LME Copper Futures^	February 11, 2014	(179,314)	(184,240)	(4,926)
2	J.P. Morgan	LME Copper Futures^	February 12, 2014	(356,849)	(368,487)	(11,638)
4	J.P. Morgan	LME Copper Futures^	February 13, 2014	(705,389)	(736,963)	(31,574)
41	J.P. Morgan	LME Copper Futures^	February 14, 2014	(7,144,641)	(7,553,737)	(409,096)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	157

Consolidated Schedule of Investments	December 31, 2013

AQR MULTI-STRATEGY ALTERNATIVE FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts: (continued)
6	J.P. Morgan	LME Copper Futures^	February 19, 2014	$ (1,040,417)	$ (1,105,388)	$ (64,971)
1	J.P. Morgan	LME Copper Futures^	February 20, 2014	(174,918)	(184,194)	(9,276)
16	J.P. Morgan	LME Copper Futures^	February 21, 2014	(2,795,967)	(2,946,500)	(150,533)
6	J.P. Morgan	LME Copper Futures^	March 4, 2014	(1,047,106)	(1,104,938)	(57,832)
10	J.P. Morgan	LME Copper Futures^	March 10, 2014	(1,789,337)	(1,841,562)	(52,225)
2	J.P. Morgan	LME Copper Futures^	March 12, 2014	(361,250)	(368,312)	(7,062)
21	J.P. Morgan	LME Copper Futures^	March 13, 2014	(3,794,656)	(3,867,281)	(72,625)
63	J.P. Morgan	LME Copper Futures^	March 17, 2014	(11,180,155)	(11,601,194)	(421,039)
3	J.P. Morgan	LME Copper Futures^	March 18, 2014	(543,744)	(552,469)	(8,725)
56	Goldman Sachs	LME Copper Futures^	March 27, 2014	(4,631,733)	(4,755,100)	(123,367)
1	J.P. Morgan	LME Nickel Futures^	January 23, 2014	(88,348)	(83,091)	5,257
7	J.P. Morgan	LME Nickel Futures^	January 24, 2014	(610,998)	(581,665)	29,333
2	J.P. Morgan	LME Nickel Futures^	January 28, 2014	(175,352)	(166,223)	9,129
1	J.P. Morgan	LME Nickel Futures^	January 29, 2014	(87,778)	(83,116)	4,662
1	J.P. Morgan	LME Nickel Futures^	January 31, 2014	(87,952)	(83,124)	4,828
12	J.P. Morgan	LME Nickel Futures^	February 14, 2014	(989,933)	(998,177)	(8,244)
1	J.P. Morgan	LME Nickel Futures^	February 19, 2014	(81,855)	(83,202)	(1,347)
3	J.P. Morgan	LME Nickel Futures^	February 20, 2014	(245,838)	(249,621)	(3,783)
2	J.P. Morgan	LME Nickel Futures^	February 21, 2014	(162,236)	(166,424)	(4,188)
1	J.P. Morgan	LME Nickel Futures^	February 25, 2014	(81,148)	(83,232)	(2,084)
1	J.P. Morgan	LME Nickel Futures^	February 26, 2014	(81,256)	(83,236)	(1,980)
2	J.P. Morgan	LME Nickel Futures^	February 27, 2014	(161,862)	(166,483)	(4,621)
1	J.P. Morgan	LME Nickel Futures^	March 3, 2014	(80,747)	(83,261)	(2,514)
2	J.P. Morgan	LME Nickel Futures^	March 4, 2014	(161,771)	(166,532)	(4,761)
3	J.P. Morgan	LME Nickel Futures^	March 13, 2014	(251,814)	(249,931)	1,883
61	J.P. Morgan	LME Nickel Futures^	March 17, 2014	(4,953,605)	(5,083,681)	(130,076)
3	J.P. Morgan	LME Nickel Futures^	March 18, 2014	(254,154)	(250,005)	4,149
3	J.P. Morgan	LME Nickel Futures^	March 20, 2014	(256,858)	(250,035)	6,823
3	J.P. Morgan	LME Nickel Futures^	March 24, 2014	(260,580)	(250,095)	10,485
2	J.P. Morgan	LME Zinc Futures^	January 17, 2014	(97,096)	(102,272)	(5,176)
13	J.P. Morgan	LME Zinc Futures^	January 23, 2014	(634,048)	(665,181)	(31,133)
1	J.P. Morgan	LME Zinc Futures^	January 24, 2014	(48,223)	(51,173)	(2,950)
5	J.P. Morgan	LME Zinc Futures^	January 28, 2014	(245,990)	(255,974)	(9,984)
8	J.P. Morgan	LME Zinc Futures^	January 29, 2014	(394,583)	(409,600)	(15,017)
5	J.P. Morgan	LME Zinc Futures^	January 30, 2014	(246,521)	(256,026)	(9,505)
5	J.P. Morgan	LME Zinc Futures^	January 31, 2014	(245,240)	(256,054)	(10,814)
7	J.P. Morgan	LME Zinc Futures^	February 11, 2014	(333,042)	(358,888)	(25,846)
16	J.P. Morgan	LME Zinc Futures^	February 12, 2014	(754,873)	(820,400)	(65,527)
10	J.P. Morgan	LME Zinc Futures^	February 13, 2014	(469,986)	(512,803)	(42,817)
21	J.P. Morgan	LME Zinc Futures^	February 14, 2014	(990,601)	(1,077,001)	(86,400)
9	J.P. Morgan	LME Zinc Futures^	February 19, 2014	(424,661)	(461,813)	(37,152)
7	J.P. Morgan	LME Zinc Futures^	February 20, 2014	(331,458)	(359,217)	(27,759)
10	J.P. Morgan	LME Zinc Futures^	February 21, 2014	(473,338)	(513,213)	(39,875)
3	J.P. Morgan	LME Zinc Futures^	February 27, 2014	(141,607)	(154,041)	(12,434)
4	J.P. Morgan	LME Zinc Futures^	March 3, 2014	(187,271)	(205,458)	(18,187)
3	J.P. Morgan	LME Zinc Futures^	March 4, 2014	(141,027)	(154,106)	(13,079)
7	J.P. Morgan	LME Zinc Futures^	March 11, 2014	(342,460)	(359,793)	(17,333)
8	J.P. Morgan	LME Zinc Futures^	March 12, 2014	(391,783)	(411,226)	(19,443)
9	J.P. Morgan	LME Zinc Futures^	March 13, 2014	(442,106)	(462,669)	(20,563)
143	J.P. Morgan	LME Zinc Futures^	March 17, 2014	(6,773,610)	(7,356,925)	(583,315)
9	J.P. Morgan	LME Zinc Futures^	March 18, 2014	(451,462)	(462,938)	(11,476)
11	J.P. Morgan	LME Zinc Futures^	March 20, 2014	(551,215)	(564,575)	(13,360)
10	J.P. Morgan	LME Zinc Futures^	March 24, 2014	(510,729)	(513,432)	(2,703)
149	Goldman Sachs	Platinum Futures^	April 28, 2014	(9,855,798)	(10,234,810)	(379,012)
83	Goldman Sachs	Silver Futures^	March 27, 2014	(8,277,453)	(8,038,550)	238,903
304	Goldman Sachs	Soybean Oil Futures^	March 14, 2014	(7,427,547)	(7,137,312)	290,235

The accompanying notes are an integral part of these financial statements.	(Continued)

158	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR MULTI-STRATEGY ALTERNATIVE FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts: (continued)
1,327	Goldman Sachs	Sugar #11 (World Markets) Futures^	March 28, 2014	$ (25,329,900)	$ (24,389,199)	$ 940,701
536	Goldman Sachs	Wheat Futures^	March 14, 2014	(17,732,794)	(16,497,412)	1,235,382
314	Barclays Capital	Amsterdam Index Futures	January 17, 2014	(32,914,046)	(34,760,610)	(1,846,564)
668	Barclays Capital	E-Mini Russell 2000 Futures	March 21, 2014	(73,526,018)	(77,581,520)	(4,055,502)
151	Barclays Capital	FTSE/MIB Index Futures	March 21, 2014	(18,874,768)	(19,760,383)	(885,615)
69	Barclays Capital	KOSPI Index 200 Futures	March 13, 2014	(8,501,536)	(8,684,252)	(182,716)
1,637	Barclays Capital	MSCI Emerging Markets E-Mini Futures	March 21, 2014	(81,268,169)	(83,225,080)	(1,956,911)
42	Barclays Capital	MSCI Singapore Index Futures	January 29, 2014	(2,368,095)	(2,430,905)	(62,810)
3,280	Barclays Capital	S&P 500 E-Mini Futures	March 21, 2014	(294,282,346)	(301,940,400)	(7,658,054)
1,587	Barclays Capital	SGX S&P CNX Nifty Index Futures	January 30, 2014	(20,070,933)	(20,158,074)	(87,141)
61	Barclays Capital	SPI 200 Index Futures	March 20, 2014	(6,910,993)	(7,241,374)	(330,381)
33	J.P. Morgan	10-Year Japanese Government Bond	March 11, 2014	(45,097,305)	(44,910,835)	186,470
602	J.P. Morgan	3-Month Euro Euribor Futures	June 16, 2014	(206,354,371)	(206,442,428)	(88,057)
651	J.P. Morgan	3-Month Euro Euribor Futures	September 15, 2014	(223,033,347)	(223,178,713)	(145,366)
645	J.P. Morgan	3-Month Euro Euribor Futures	December 15, 2014	(221,093,600)	(221,010,851)	82,749
1,378	J.P. Morgan	90-Day Sterling Futures	June 18, 2014	(283,308,814)	(283,383,348)	(74,534)
755	J.P. Morgan	90-Day Sterling Futures	September 17, 2014	(155,129,619)	(155,084,739)	44,880
273	J.P. Morgan	90-Day Sterling Futures	December 17, 2014	(56,035,019)	(55,986,584)	48,435
177	J.P. Morgan	90-Day Sterling Futures	March 18, 2015	(36,258,737)	(36,231,213)	27,524
206	J.P. Morgan	90-Day Sterling Futures	June 17, 2015	(42,130,589)	(42,082,120)	48,469
223	J.P. Morgan	90-Day Sterling Futures	September 16, 2015	(45,512,079)	(45,451,057)	61,022
262	J.P. Morgan	90-Day Sterling Futures	December 16, 2015	(53,361,040)	(53,267,027)	94,013
2,449	J.P. Morgan	Australia 10-Year Bond Futures	March 17, 2014	(248,609,103)	(250,735,561)	(2,126,458)
84	J.P. Morgan	Australia 3-Year Bond Futures	March 17, 2014	(8,126,156)	(8,141,324)	(15,168)
112	J.P. Morgan	Bank Acceptance Futures	December 15, 2014	(26,004,738)	(26,013,838)	(9,100)
123	J.P. Morgan	Canadian 3-Month Bank Acceptance Futures	September 15, 2014	(28,572,543)	(28,583,246)	(10,703)
170	J.P. Morgan	Euro CHF 3-Month LIFFE Futures	June 16, 2014	(47,647,028)	(47,647,833)	(805)
75	J.P. Morgan	Euro CHF 3-Month LIFFE Futures	September 15, 2014	(21,016,648)	(21,016,900)	(252)
12	J.P. Morgan	Mini Japanese 10-Year Treasury Bond	March 10, 2014	(1,638,617)	(1,632,552)	6,065
8	J.P. Morgan	U.S. Treasury 2-Year Note Futures	March 31, 2014	(1,761,735)	(1,758,500)	3,235
7	J.P. Morgan	U.S. Treasury 5-Year Note Futures	March 31, 2014	(846,167)	(835,188)	10,979

				(2,528,436,425)	(2,546,064,121)	(17,627,696)

				$(567,932,870)	$(570,831,669)	$(2,898,799)

Cash held as collateral at Barclays Capital, J.P. Morgan and Goldman Sachs for futures contracts was $45,567,514, $13,718,557 and $12,234,159, respectively at December 31, 2013.

^	Represents positions held in the respective Subsidiary (Note 2).

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	159

Consolidated Schedule of Investments	December 31, 2013

AQR MULTI-STRATEGY ALTERNATIVE FUND

Forward foreign currency exchange contracts outstanding as of December 31, 2013:

Over the Counter

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/19/14	Credit Suisse International	AUD	11,062,500	$9,826,360	$9,829,419	$3,059
Australian Dollar, Expiring 03/19/14	The Royal Bank of Scotland	AUD	11,062,500	9,826,419	9,829,418	2,999
Brazilian Real, Expiring 03/19/14*	Credit Suisse International	BRL	50,961,500	21,069,790	21,209,245	139,455
Brazilian Real, Expiring 03/19/14*	The Royal Bank of Scotland	BRL	50,961,500	21,069,790	21,209,245	139,455
Canadian Dollar, Expiring 03/19/14	Credit Suisse International	CAD	13,139,500	12,377,729	12,346,835	(30,894)
Canadian Dollar, Expiring 03/19/14	The Royal Bank of Scotland	CAD	13,139,500	12,378,027	12,346,835	(31,192)
Swiss Franc, Expiring 03/19/14	Credit Suisse International	CHF	32,195,000	35,882,334	36,113,293	230,959
Swiss Franc, Expiring 03/19/14	The Royal Bank of Scotland	CHF	33,255,000	37,056,571	37,302,300	245,729
Czech Republic Koruna, Expiring 03/19/14	Credit Suisse International	CZK	6,000,000	300,028	302,319	2,291
Czech Republic Koruna, Expiring 03/19/14	The Royal Bank of Scotland	CZK	6,000,000	300,140	302,319	2,179
Danish Krone, Expiring 03/19/14	The Royal Bank of Scotland	DKK	15,227,000	2,778,317	2,809,620	31,303
Euro, Expiring 03/19/14	Credit Suisse International	EUR	137,167,228	188,006,970	188,696,841	689,871
Euro, Expiring 03/19/14	The Royal Bank of Scotland	EUR	137,167,225	188,008,059	188,696,836	688,777
British Pound, Expiring 03/19/14	Credit Suisse International	GBP	26,182,999	42,841,203	43,334,827	493,624
British Pound, Expiring 03/19/14	The Royal Bank of Scotland	GBP	26,182,997	42,841,296	43,334,824	493,528
Hungarian Forint, Expiring 03/19/14	Credit Suisse International	HUF	3,536,199,999	15,975,020	16,297,434	322,414
Hungarian Forint, Expiring 03/19/14	The Royal Bank of Scotland	HUF	3,536,199,999	15,974,763	16,297,434	322,671
Israeli Shekel, Expiring 03/19/14	Credit Suisse International	ILS	5,500,000	1,564,971	1,582,185	17,214
Israeli Shekel, Expiring 03/19/14	The Royal Bank of Scotland	ILS	6,500,000	1,847,813	1,869,855	22,042
Indian Rupee, Expiring 03/19/14*	Credit Suisse International	INR	460,000,000	7,276,397	7,305,890	29,493
Indian Rupee, Expiring 03/19/14*	The Royal Bank of Scotland	INR	460,000,000	7,276,391	7,305,890	29,499
Japanese Yen, Expiring 03/19/14	Credit Suisse International	JPY	2,680,672,500	26,125,112	25,464,721	(660,391)
Japanese Yen, Expiring 03/19/14	The Royal Bank of Scotland	JPY	2,680,672,500	26,125,646	25,464,721	(660,925)
Korean Won, Expiring 03/19/14*	Credit Suisse International	KRW	51,353,177,500	48,420,029	48,431,593	11,564
Korean Won, Expiring 03/19/14*	The Royal Bank of Scotland	KRW	51,553,177,499	48,608,715	48,620,214	11,499

The accompanying notes are an integral part of these financial statements.	(Continued)

160	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR MULTI-STRATEGY ALTERNATIVE FUND

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Mexican Peso, Expiring 03/19/14	Credit Suisse International	MXN	97,000,000	$7,445,876	$7,384,846	$(61,030)
Mexican Peso, Expiring 03/19/14	The Royal Bank of Scotland	MXN	97,000,000	7,446,576	7,384,846	(61,730)
Malaysian Ringgit, Expiring 03/19/14*	Credit Suisse International	MYR	45,435,000	14,051,422	13,808,678	(242,744)
Malaysian Ringgit, Expiring 03/19/14*	The Royal Bank of Scotland	MYR	45,435,000	14,051,338	13,808,678	(242,660)
Norwegian Krone, Expiring 03/19/14	Credit Suisse International	NOK	29,529,500	4,809,794	4,855,047	45,253
Norwegian Krone, Expiring 03/19/14	The Royal Bank of Scotland	NOK	32,989,500	5,375,414	5,423,917	48,503
New Zealand Dollar, Expiring 03/19/14	Credit Suisse International	NZD	139,116,000	114,096,781	113,785,064	(311,717)
New Zealand Dollar, Expiring 03/19/14	The Royal Bank of Scotland	NZD	139,115,998	114,096,297	113,785,062	(311,235)
Philippine Peso, Expiring 03/19/14*	The Royal Bank of Scotland	PHP	10,000,000	228,938	225,555	(3,383)
Poland Zloty, Expiring 03/19/14	Credit Suisse International	PLN	111,874,500	36,403,539	36,860,572	457,033
Poland Zloty, Expiring 03/19/14	The Royal Bank of Scotland	PLN	111,874,499	36,403,303	36,860,572	457,269
Russian Ruble, Expiring 03/19/14*	Credit Suisse International	RUB	497,457,000	14,942,310	14,938,839	(3,471)
Russian Ruble, Expiring 03/19/14*	The Royal Bank of Scotland	RUB	497,457,000	14,942,400	14,938,839	(3,561)
Swedish Krona, Expiring 03/19/14	Credit Suisse International	SEK	31,356,000	4,790,635	4,868,861	78,226
Swedish Krona, Expiring 03/19/14	The Royal Bank of Scotland	SEK	51,733,000	7,912,977	8,032,938	119,961
Singapore Dollar, Expiring 03/19/14	Credit Suisse International	SGD	100,000	79,860	79,245	(615)
Singapore Dollar, Expiring 03/19/14	The Royal Bank of Scotland	SGD	100,000	79,866	79,245	(621)
Turkish Lira, Expiring 03/19/14	Credit Suisse International	TRY	71,450,000	34,408,662	32,722,902	(1,685,760)
Turkish Lira, Expiring 03/19/14	The Royal Bank of Scotland	TRY	71,450,000	34,399,729	32,722,902	(1,676,827)
Taiwanese Dollar, Expiring 03/19/14*	Credit Suisse International	TWD	374,882,499	12,752,594	12,605,545	(147,049)
Taiwanese Dollar, Expiring 03/19/14*	The Royal Bank of Scotland	TWD	374,882,499	12,752,518	12,605,545	(146,973)

				1,315,228,719	1,314,081,811	(1,146,908)

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/19/14	Credit Suisse International	AUD	(61,470,500)	$(55,199,995)	$(54,618,691)	$581,304
Australian Dollar, Expiring 03/19/14	The Royal Bank of Scotland	AUD	(61,780,500)	(55,480,251)	(54,894,137)	586,114
Brazilian Real, Expiring 03/19/14*	Credit Suisse International	BRL	(65,950,000)	(27,399,827)	(27,447,185)	(47,358)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	161

Consolidated Schedule of Investments	December 31, 2013

AQR MULTI-STRATEGY ALTERNATIVE FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Brazilian Real, Expiring 03/19/14*	The Royal Bank of Scotland	BRL	(65,950,000)	$(27,399,454)	$(27,447,185)	$(47,731)
Canadian Dollar, Expiring 03/19/14	Credit Suisse International	CAD	(116,963,999)	(109,600,996)	(109,907,927)	(306,931)
Canadian Dollar, Expiring 03/19/14	The Royal Bank of Scotland	CAD	(117,060,998)	(109,692,037)	(109,999,074)	(307,037)
Swiss Franc, Expiring 03/19/14	Credit Suisse International	CHF	(19,456,000)	(21,664,428)	(21,823,893)	(159,465)
Swiss Franc, Expiring 03/19/14	The Royal Bank of Scotland	CHF	(23,420,000)	(26,119,131)	(26,270,331)	(151,200)
Chilean Peso, Expiring 03/19/14*	Credit Suisse International	CLP	(8,402,074,000)	(15,573,989)	(15,856,377)	(282,388)
Chilean Peso, Expiring 03/19/14*	The Royal Bank of Scotland	CLP	(8,402,074,000)	(15,573,991)	(15,856,377)	(282,386)
Columbian Peso, Expiring 03/19/14*	Credit Suisse International	COP	(1,557,000,000)	(795,855)	(803,535)	(7,680)
Columbian Peso, Expiring 03/19/14*	The Royal Bank of Scotland	COP	(1,657,000,000)	(847,056)	(855,143)	(8,087)
Czech Republic Koruna, Expiring 03/19/14	Credit Suisse International	CZK	(191,473,000)	(9,559,731)	(9,647,648)	(87,917)
Czech Republic Koruna, Expiring 03/19/14	The Royal Bank of Scotland	CZK	(194,473,000)	(9,708,031)	(9,798,807)	(90,776)
Danish Krone, Expiring 03/19/14	Credit Suisse International	DKK	(9,591,500)	(1,769,134)	(1,769,782)	(648)
Danish Krone, Expiring 03/19/14	The Royal Bank of Scotland	DKK	(16,234,500)	(2,995,541)	(2,995,519)	22
Euro, Expiring 03/19/14	Credit Suisse International	EUR	(15,816,500)	(21,624,243)	(21,758,284)	(134,041)
Euro, Expiring 03/19/14	The Royal Bank of Scotland	EUR	(41,314,500)	(56,575,317)	(56,835,118)	(259,801)
Euro, Expiring 04/07/14	The Royal Bank of Scotland	EUR	(3,562)	(4,704)	(4,900)	(196)
Euro, Expiring 06/09/14	The Royal Bank of Scotland	EUR	(110,000)	(141,336)	(151,337)	(10,001)
Euro, Expiring 04/07/15	The Royal Bank of Scotland	EUR	(3,562)	(4,716)	(4,907)	(191)
Euro, Expiring 06/09/15	The Royal Bank of Scotland	EUR	(110,000)	(141,776)	(151,600)	(9,824)
Euro, Expiring 11/09/15	The Royal Bank of Scotland	EUR	(46,110)	(59,499)	(63,618)	(4,119)
Euro, Expiring 04/05/16	The Royal Bank of Scotland	EUR	(3,562)	(4,730)	(4,933)	(203)
Euro, Expiring 04/05/17	The Royal Bank of Scotland	EUR	(3,562)	(4,751)	(4,994)	(243)
British Pound, Expiring 03/19/14	Credit Suisse International	GBP	(14,768,000)	(24,087,141)	(24,442,148)	(355,007)
British Pound, Expiring 03/19/14	The Royal Bank of Scotland	GBP	(16,076,000)	(26,223,719)	(26,606,986)	(383,267)
Hong Kong Dollar, Expiring 03/19/14	Credit Suisse International	HKD	(71,383,000)	(9,209,009)	(9,206,374)	2,635
Hong Kong Dollar, Expiring 03/19/14	The Royal Bank of Scotland	HKD	(71,383,000)	(9,209,046)	(9,206,374)	2,672
Hungarian Forint, Expiring 03/19/14	Credit Suisse International	HUF	(325,000,000)	(1,458,086)	(1,497,841)	(39,755)

The accompanying notes are an integral part of these financial statements.	(Continued)

162	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR MULTI-STRATEGY ALTERNATIVE FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Hungarian Forint, Expiring 03/19/14	The Royal Bank of Scotland	HUF	(325,000,000)	$(1,458,404)	$(1,497,841)	$(39,437)
Indonesian Rupiah, Expiring 03/19/14*	Credit Suisse International	IDR	(41,389,380,500)	(3,358,473)	(3,354,982)	3,491
Indonesian Rupiah, Expiring 03/19/14*	The Royal Bank of Scotland	IDR	(41,389,380,500)	(3,358,493)	(3,354,982)	3,511
Israeli Shekel, Expiring 03/19/14	Credit Suisse International	ILS	(52,712,501)	(15,021,142)	(15,163,807)	(142,665)
Israeli Shekel, Expiring 03/19/14	The Royal Bank of Scotland	ILS	(52,712,500)	(15,021,167)	(15,163,807)	(142,640)
Indian Rupee, Expiring 03/19/14*	Credit Suisse International	INR	(301,853,000)	(4,815,026)	(4,794,141)	20,885
Indian Rupee, Expiring 03/19/14*	The Royal Bank of Scotland	INR	(301,853,000)	(4,815,054)	(4,794,141)	20,913
Japanese Yen, Expiring 03/19/14	Credit Suisse International	JPY	(16,224,880,499)	(157,684,185)	(154,126,273)	3,557,912
Japanese Yen, Expiring 03/19/14	The Royal Bank of Scotland	JPY	(17,401,102,497)	(168,879,592)	(165,299,650)	3,579,942
Korean Won, Expiring 03/19/14*	Credit Suisse International	KRW	(1,150,000,000)	(1,077,949)	(1,084,574)	(6,625)
Korean Won, Expiring 03/19/14*	The Royal Bank of Scotland	KRW	(1,150,000,000)	(1,077,955)	(1,084,574)	(6,619)
Mexican Peso, Expiring 03/19/14	Credit Suisse International	MXN	(370,429,500)	(27,856,112)	(28,201,699)	(345,587)
Mexican Peso, Expiring 03/19/14	The Royal Bank of Scotland	MXN	(370,429,500)	(27,856,035)	(28,201,699)	(345,664)
Malaysian Ringgit, Expiring 03/19/14*	Credit Suisse International	MYR	(16,320,500)	(5,008,247)	(4,960,153)	48,094
Malaysian Ringgit, Expiring 03/19/14*	The Royal Bank of Scotland	MYR	(16,320,500)	(5,008,193)	(4,960,153)	48,040
Norwegian Krone, Expiring 03/19/14	Credit Suisse International	NOK	(152,136,999)	(24,692,375)	(25,013,367)	(320,992)
Norwegian Krone, Expiring 03/19/14	The Royal Bank of Scotland	NOK	(171,263,998)	(27,814,653)	(28,158,103)	(343,450)
New Zealand Dollar, Expiring 03/19/14	Credit Suisse International	NZD	(16,553,000)	(13,565,480)	(13,538,947)	26,533
New Zealand Dollar, Expiring 03/19/14	The Royal Bank of Scotland	NZD	(16,553,000)	(13,565,248)	(13,538,947)	26,301
Peru Nuevo Sol, Expiring 03/19/14*	Credit Suisse International	PEN	(294,000)	(102,779)	(103,953)	(1,174)
Peru Nuevo Sol, Expiring 03/19/14*	The Royal Bank of Scotland	PEN	(294,000)	(102,780)	(103,953)	(1,173)
Philippine Peso, Expiring 03/19/14*	Credit Suisse International	PHP	(277,400,000)	(6,280,262)	(6,256,908)	23,354
Philippine Peso, Expiring 03/19/14*	The Royal Bank of Scotland	PHP	(277,400,000)	(6,280,234)	(6,256,908)	23,326
Russian Ruble, Expiring 03/19/14*	Credit Suisse International	RUB	(820,000,000)	(24,346,553)	(24,624,939)	(278,386)
Russian Ruble, Expiring 03/19/14*	The Royal Bank of Scotland	RUB	(820,000,000)	(24,346,192)	(24,624,939)	(278,747)
Swedish Krona, Expiring 03/19/14	Credit Suisse International	SEK	(341,581,500)	(52,078,184)	(53,039,703)	(961,519)
Swedish Krona, Expiring 03/19/14	The Royal Bank of Scotland	SEK	(377,095,498)	(57,565,920)	(58,554,205)	(988,285)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	163

Consolidated Schedule of Investments	December 31, 2013

AQR MULTI-STRATEGY ALTERNATIVE FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Singapore Dollar, Expiring 03/19/14	Credit Suisse International	SGD	(100,384,000)	$(80,290,924)	$(79,549,255)	$741,669
Singapore Dollar, Expiring 03/19/14	The Royal Bank of Scotland	SGD	(100,384,000)	(80,291,854)	(79,549,255)	742,599
Thailand Baht, Expiring 03/19/14	Credit Suisse International	THB	(25,503,000)	(786,154)	(773,463)	12,691
Thailand Baht, Expiring 03/19/14	The Royal Bank of Scotland	THB	(25,503,000)	(786,159)	(773,463)	12,696
Turkish Lira, Expiring 03/19/14	Credit Suisse International	TRY	(47,931,000)	(23,115,031)	(21,951,594)	1,163,437
Turkish Lira, Expiring 03/19/14	The Royal Bank of Scotland	TRY	(47,931,000)	(23,115,853)	(21,951,594)	1,164,259
Taiwanese Dollar, Expiring 03/19/14*	Credit Suisse International	TWD	(108,500,000)	(3,670,385)	(3,648,347)	22,038
Taiwanese Dollar, Expiring 03/19/14*	The Royal Bank of Scotland	TWD	(108,500,000)	(3,670,332)	(3,648,348)	21,984
South African Rand, Expiring 03/19/14	Credit Suisse International	ZAR	(264,492,501)	(25,149,979)	(24,941,198)	208,781
South African Rand, Expiring 03/19/14	The Royal Bank of Scotland	ZAR	(264,492,498)	(25,150,283)	(24,941,198)	209,085

				(1,597,191,161)	(1,591,516,088)	5,675,073

				$(281,962,442)	$(277,434,277)	$4,528,165

Money Market Fund is pledged as collateral to The Royal Bank of Scotland for forward foreign currency exchange contracts was $848,380 at December 31, 2013. Cash held as collateral for Credit Suisse International for forward foreign currency exchange contracts was $3,040,000 at December 31, 2013.

*	Non deliverable forward. See Note 3 in the Notes to Financial Statements.

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

CLP - Chilean Peso

COP - Columbian Peso

CZK - Czech Republic Koruna

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

HUF - Hungarian Forint

IDR - Indonesian Rupiah

ILS - Israeli Shekel

INR - Indian Rupee

JPY - Japanese Yen

KRW - Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

NOK - Norwegian Krone

NZD - New Zealand Dollar

PEN - Peruvian Nuevo Sol

PHP - Philippine Peso

PLN - Poland Zloty

RUB - Russian Ruble

SEK - Swedish Krona

SGD - Singapore Dollar

THB - Thailand Baht

TRY - Turkish Lira

TWD - Taiwan Dollar

USD - United States Dollar

ZAR - South African Rand

The accompanying notes are an integral part of these financial statements.	(Continued)

164	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR MULTI-STRATEGY ALTERNATIVE FUND

Total Return Basket Swaps* Outstanding at December 31, 2013

Over the Counter

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 3)
Deutsche Bank	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the London Interbank Offered Rate (“LIBOR”) (+/– 40 bps), which is denominated in GBP based on the local currencies of the positions within the swap.	24 months maturity 12/22/2014	$5,907,968

*	See the accompanying “Additional Information — Total Return Basket Swap” for further details.
**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2013.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)

Long Positions

Ireland
DCC PLC	7,442	$350,009	$16,184

Switzerland
Coca-Cola HBC AG	10,191	288,659	9,608
Wolseley PLC	72,415	3,784,577	332,447

			342,055

United Kingdom
Alent PLC	10,575	55,007	7,284
AMEC PLC	80,188	1,555,907	(108,130)
Antofagasta PLC	15,379	212,383	(1,545)
ARM Holdings PLC	71,777	1,196,480	108,633
Associated British Foods PLC	23,902	864,842	104,520
AstraZeneca PLC	17,543	918,716	122,057
Aviva PLC	462,752	3,167,162	294,897
Babcock International Group PLC	350,335	5,975,703	1,896,338
BAE Systems PLC	561,886	3,601,794	452,098
Balfour Beatty PLC	24,191	117,712	(2,461)
Barratt Developments PLC	766,824	3,851,470	587,441
Berkeley Group Holdings PLC	10,937	391,520	90,673
BP PLC	609,700	4,714,467	226,612
British Sky Broadcasting Group PLC	82,561	1,143,589	11,370
Centrica PLC	404,035	2,437,920	(108,001)
Compass Group PLC	71,620	1,042,416	107,434
Darty PLC	52,703	50,895	52,394
Direct Line Insurance Group PLC	125,726	470,894	49,227
Drax Group PLC	202,034	2,080,878	599,802
DS Smith PLC	238,300	1,127,924	186,026
Experian PLC	40,782	780,372	(27,032)
G4S PLC	169,310	701,548	35,145

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
GKN PLC	975,846	$4,417,360	$1,629,690
GlaxoSmithKline PLC	30,430	846,114	(33,100)
Glencore Xstrata PLC	131,908	689,512	(3,253)
HSBC Holdings PLC	157,671	1,879,020	(148,714)
Inchcape PLC	322,514	2,595,520	697,948
Inmarsat PLC	110,882	1,320,978	69,290
Invensys PLC	99,814	829,153	14,539
Investec PLC	403,784	2,975,232	(42,640)
ITV PLC	1,069,941	2,698,153	745,072
J Sainsbury PLC	562,070	3,493,305	(91,529)
John Wood Group PLC	57,127	757,537	(106,287)
Kingfisher PLC	363,461	2,155,023	165,328
Ladbrokes PLC	40,751	119,437	1,667
Legal & General Group PLC	892,404	2,376,876	921,859
Lloyds Banking Group PLC	4,990,746	4,979,015	1,569,782
Meggitt PLC	14,984	119,585	11,607
Michael Page International PLC	44,018	321,971	34,350
Mondi PLC	84,001	1,378,307	79,825
National Grid PLC	168,378	2,177,120	25,132
Next PLC	69,549	4,929,593	1,357,051
Premier Oil PLC	20,171	105,221	(259)
Reckitt Benckiser Group PLC	25,992	1,989,749	74,949
Rexam PLC	112,286	953,886	34,028
Rolls-Royce Holdings PLC	28,771	431,289	177,258
Rolls-Royce Holdings PLC	2,474,306	97	4,000
Royal Bank of Scotland Group PLC	13,225	74,469	12
RSA Insurance Group PLC	1,940,632	3,802,919	(864,216)
Serco Group PLC	295,431	2,650,912	(206,341)
Severn Trent PLC	43,861	1,242,880	(2,802)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	165

Consolidated Schedule of Investments	December 31, 2013

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
Smith & Nephew PLC	16,885	$193,515	$47,648
Smiths Group PLC	15,916	370,014	20,814
Spirax-Sarco Engineering PLC	12,657	601,053	27,124
Sports Direct International PLC	1,110	13,737	(560)
SSE PLC	28,752	653,351	16
Standard Life PLC	296,399	1,747,661	22,404
Tate & Lyle PLC	231,248	3,020,970	81,081
Tesco PLC	791,317	4,552,448	(157,997)
Travis Perkins PLC	138,942	3,662,752	653,346
UBM PLC	11,539	126,261	(607)
United Utilities Group PLC	45,781	505,033	4,672
Vedanta Resources PLC	20,615	311,346	8,668
Whitbread PLC	6,852	400,944	25,486
William Hill PLC	897,105	5,724,496	255,907
WM Morrison Supermarkets PLC	133,886	590,835	(11,267)
WPP PLC	91,236	1,872,689	216,976

			11,992,739

Total of Long Equity Positions			12,350,978

Short Positions

Switzerland
Informa PLC	(35,589)	(306,824)	(31,892)

United Kingdom
Admiral Group PLC	(103,228)	(2,024,838)	(219,050)
Aggreko PLC	(234,776)	(6,537,275)	(121,122)
Anglo American PLC	(73,031)	(1,568,635)	(29,671)
Ashtead Group PLC	(59,754)	(659,909)	(93,872)
Barclays PLC	(48,710)	(211,885)	(8,376)
BG Group PLC	(236,882)	(4,359,419)	(737,895)
British American Tobacco PLC	(66,581)	(3,668,506)	94,829
Bunzl PLC	(72,706)	(1,622,797)	(124,406)
Burberry Group PLC	(370,826)	(8,595,307)	(747,768)
Capita PLC	(211,258)	(2,847,390)	(789,041)
Carnival PLC	(53,010)	(2,062,582)	(131,930)
Cobham PLC	(106,950)	(456,904)	(29,948)
Croda International PLC	(41,912)	(1,749,785)	41,328
Diageo PLC	(140,878)	(4,401,726)	(266,771)
Eurasian Natural Resources Corp. PLC	(2,433)	(8,961)	488

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
ICAP PLC	(411,865)	$(2,329,514)	$(755,318)
IMI PLC	(175,715)	(3,692,121)	(757,678)
Imperial Tobacco Group PLC	(10,421)	(405,441)	1,438
InterContinental Hotels Group PLC	(102,401)	(3,153,817)	(261,909)
Intertek Group PLC	(94,531)	(4,970,860)	37,157
Johnson Matthey PLC	(65,537)	(2,746,928)	(819,130)
Kazakhmys PLC	(20,283)	(85,413)	11,824
Lonmin PLC	(130,289)	(615,475)	(52,464)
Man Group PLC	(910,534)	(1,334,423)	48,129
Marks & Spencer Group PLC	(155,514)	(1,034,011)	(82,718)
Mitchells & Butlers PLC	(10,426)	(57,106)	(15,845)
Old Mutual PLC	(416,645)	(1,326,034)	18,766
Pearson PLC	(189,396)	(4,016,074)	(206,666)
Pennon Group PLC	(85,403)	(911,249)	(21,949)
Petrofac Ltd.	(198,151)	(4,340,839)	322,746
Prudential PLC	(171,307)	(3,116,829)	(710,857)
SABMiller PLC	(58,719)	(2,836,796)	(185,769)
Shire PLC	(45,338)	(1,593,821)	(542,832)
Standard Chartered PLC	(336,150)	(8,501,236)	908,631
Taylor Wimpey PLC	(245,991)	(437,345)	(18,230)
Telecity Group PLC	(42,767)	(483,797)	(30,680)
Weir Group PLC/The	(215,878)	(7,081,037)	(562,363)

			(6,838,922)

Total of Short Equity Positions			(6,870,814)

Total of Long and Short Equity Positions			5,480,164

Net Cash and Other Receivables/ (Payables) (b)			427,804

Swaps, at Value			$5,907,968

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Money Market Fund is pledged as collateral to Deutsche Bank in the amount of 28,412,220 for total return basket swaps at December 31, 2013.

The accompanying notes are an integral part of these financial statements.	(Continued)

166	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 3)
Deutsche Bank	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the Euro Interbank Offered Rate (+/– 40 bps), which is denominated in EUR based on the local currencies of the positions within the swap.	12-24 months maturity ranging from 11/10/2014 - 12/22/2014	$6,987,302

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2013.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

France
Aeroports de Paris	1,648	$178,931	$8,200
Air France-KLM	31,606	324,739	5,573
Arkema SA	60,916	6,649,461	462,979
AtoS	55,580	4,082,931	952,824
Bureau Veritas SA	8,264	242,172	(907)
Cap Gemini SA	38,825	1,893,099	734,787
Casino Guichard Perrachon SA	2,111	246,913	(3,333)
Christian Dior SA	783	146,490	1,717
Cie Generale des Etablissements Michelin	66,755	6,523,098	579,685
Danone SA	433	31,115	123
Dassault Systemes SA	11,717	1,397,060	57,857
Essilor International SA	6,117	647,175	3,719
Etablissements Maurel et Prom	22,692	388,956	(9,377)
European Aeronautic Defence and Space Co. NV	104,097	5,536,702	2,454,849
Groupe Eurotunnel SA	6,551	64,130	4,742
Iliad SA	12,820	2,914,875	(288,174)
JCDecaux SA	7,812	313,544	8,960
Kering	9,064	1,945,682	(29,728)
Lagardere SCA	95,618	3,190,639	363,828
L’Oreal SA	1,660	290,398	1,119
Orange SA	24,943	308,562	1,109
Publicis Groupe SA	19,434	1,503,626	277,020
Renault SA	103,732	7,268,834	1,079,146
Rexel SA	97,994	2,268,509	303,207
Safran SA	3,469	198,697	42,497
Sanofi	46,809	4,578,406	420,558
SES SA	28,033	851,317	56,852
Societe BIC SA	18,286	2,171,857	69,166
Suez Environnement Co.	284,317	3,867,396	1,231,284
Thales SA	18,153	886,094	283,750
Total SA	54,424	2,948,964	391,553

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
France (continued)
Valeo SA	83,654	$5,212,779	$4,057,873
Vivendi SA	304,203	7,166,724	857,364

			14,380,822

Total of Long Equity Positions			14,380,822

Short Positions

France
Accor SA	(50,186)	(1,853,073)	(517,207)
Air Liquide SA	(2,536)	(351,883)	(7,047)
France (Continued)
Alcatel-Lucent	(1,388,586)	(2,576,482)	(3,585,682)
Alstom SA	(54,023)	(1,988,671)	18,639
Bouygues SA	(69,419)	(2,073,655)	(551,483)
Carrefour SA	(52,490)	(1,425,979)	(657,524)
CGG SA	(87,112)	(1,917,573)	405,757
Cie de St-Gobain	(23,984)	(1,108,338)	(212,871)
CNP Assurances	(4,481)	(83,062)	(8,826)
Edenred	(4,596)	(158,163)	4,277
Electricite de France SA	(46,143)	(995,115)	(637,293)
Eutelsat Communications SA	(81,413)	(2,771,064)	230,784
Faurecia	(41,626)	(919,121)	(669,005)
GDF Suez	(87,086)	(2,213,633)	165,420
Hermes International	(4,690)	(1,621,311)	(79,495)
Lafarge SA	(25,960)	(1,867,671)	(80,884)
LVMH Moet Hennessy Louis Vuitton SA	(38,831)	(7,319,184)	224,988
Neopost SA	(12,452)	(708,999)	(251,891)
Nexans SA	(11,731)	(633,837)	38,489
Pernod Ricard SA	(7,559)	(905,092)	43,886
Peugeot SA	(69,439)	(732,063)	(171,559)
Remy Cointreau SA	(8,409)	(825,608)	119,245
Schneider Electric SA	(11,694)	(974,157)	(46,046)
Sodexo	(1,521)	(133,972)	(20,270)
Technip SA	(24,304)	(2,564,111)	224,591

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	167

Consolidated Schedule of Investments	December 31, 2013

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
France (continued)
Vallourec SA	(163,625)	$(8,865,394)	$(61,364)
Veolia Environnement SA	(477,011)	(6,003,981)	(1,786,751)
Zodiac Aerospace	(798)	(99,866)	(41,548)

			(7,910,670)

Netherlands
Gemalto NV	(6,218)	(684,214)	(111)

Total of Short Equity Positions			(7,910,781)

Total of Long and Short Equity Positions			6,470,041

Net Cash and Other Receivables/ (Payables) (b)			517,261

Swaps, at Value			$6,987,302

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Additional collateral for this position pledged to Deutsche Bank is included in the collateral noted in the other Deutsche Bank total return basket swaps.

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 3)
Deutsche Bank	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the Federal Funds Effective Rate, which is denominated in USD based on the local currencies of the positions within the swap.	24 months maturity 12/22/2014	$(644,077)

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2013.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

India
Reliance Industries Ltd.	34,566	$982,286	$23,664
State Bank of India	6,510	564,135	(190,488)

			(166,824)

Korea, Republic of
Samsung Electronics Co., Ltd.	12,227	8,321,605	(320,968)

Russia
Gazprom OAO	336,637	3,104,150	(219,372)
Lukoil OAO	38,094	2,494,459	(111,405)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Russia (continued)
Rosneft OAO	40,251	$321,855	$(14,604)
Sistema JSFC	42,327	1,185,713	176,390
Surgutneftegas OAO	134,541	1,020,596	144,372
Tatneft OAO	17,068	623,803	30,303
VTB Bank OJSC	161,724	452,777	33,008

			38,692

Total of Long Equity Positions			(449,100)

Net Cash and Other Receivables/ (Payables) (b)			(194,977)

Swaps, at Value			$(644,077)

The accompanying notes are an integral part of these financial statements.	(Continued)

168	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR MULTI-STRATEGY ALTERNATIVE FUND

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Additional collateral for this position pledged to Deutsche Bank is included in the collateral noted in the other Deutsche Bank total return basket swaps.

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 3)
Deutsche Bank	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the AUD/USD Overnight Forward FX Swap Rate (+/– 50 bps), which is denominated in AUD based on the local currencies of the positions within the swap.	12 months maturity 10/16/2014	$(1,857,490)

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2013.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Australia
Commonwealth Property Office Fund	2,579,550	$2,928,522	$(56,018)
Envestra Ltd.	133,791	134,725	1,632
GrainCorp. Ltd.	355,638	3,826,903	(1,126,490)

			(1,180,876)

Total of Long Equity Positions			(1,180,876)

Short Positions
Australia
APA Group	(24,190)	(132,241)	2,409
Dexus Property Group	(782,850)	(715,567)	11,485
GPT Group	(119,294)	(372,780)	9,989

			23,883

Total of Short Equity Positions			23,883

Total of Long and Short Equity Positions			(1,156,993)

Net Cash and Other Receivables/ (Payables) (b)			(700,497)

Swaps, at Value			$(1,857,490)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Additional collateral for this position pledged to Deutsche Bank is included in the collateral noted in the other Deutsche Bank total return basket swaps.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	169

Consolidated Schedule of Investments	December 31, 2013

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 3)
Deutsche Bank	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the LIBOR (+/– 40 bps), which is denominated in GBP based on the local currencies of the positions within the swap.	24 months maturity 12/22/2014	$663,418

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2013.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Luxembourg
AZ Electronic Materials SA	557,999	$3,617,565	$39,902

United Kingdom
Invensys PLC	3,485,338	28,780,115	680,209

Total of Long Equity Positions			720,111

Net Cash and Other Receivables/ (Payables) (b)			(56,693)

Swaps, at Value			$663,418

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Additional collateral for this position pledged to Deutsche Bank is included in the collateral noted in the other Deutsche Bank total return basket swaps.

Total Return Basket Swaps* Outstanding at December 31, 2013

Over the Counter

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 3)
Morgan Stanley Capital Services, Inc.	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the Federal Funds Effective Rate, which is denominated in USD based on the local currencies of the positions within the swap.	12 to 24 months maturity ranging from 07/24/2014 - 07/23/2015	$24,693,811

*	See the accompanying “Additional Information — Total Return Basket Swap” for further details.
**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

The accompanying notes are an integral part of these financial statements.	(Continued)

170	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR MULTI-STRATEGY ALTERNATIVE FUND

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2013.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Bermuda
Axis Capital Holdings Co.	59,500	$2,740,202	$90,213
Everest Re Group Ltd.	35,800	4,646,840	933,306
Marvell Technology Group Ltd.	337,000	4,117,432	728,628
Nabors Industries Ltd.	122,734	1,937,836	147,414
RenaissanceRe Holdings Ltd.	7,900	712,008	56,978
Seadrill Ltd.	400	16,290	142
Signet Jewelers Ltd.	72,400	5,251,346	446,534
Validus Holding Ltd.	23,501	839,221	107,635

			2,510,850

China
Sohu.com, Inc.	20,644	1,292,586	212,981

Hong Kong
Michael Kors Holdings Ltd.	4,700	369,726	11,867

Ireland
Alkermes PLC	30,700	1,091,781	156,481
Allegion PLC	26,466	1,008,787	160,745
Covidien PLC	37,000	2,291,638	228,062
Ingersoll-Rand PLC	79,400	3,989,887	901,153
Seagate Technology PLC	126,500	5,890,721	1,213,519

			2,659,960

Panama
Copa Holdings SA	5,400	765,350	99,244

Singapore
Avago Technologies Ltd.	57,000	2,157,450	857,280
Flextronics International Ltd.	962,200	7,706,557	(230,263)

			627,017

Sweden
Autoliv, Inc.	24,100	2,009,365	203,015

Switzerland
Allied World Assurance Co. Holdings AG	21,854	2,086,183	379,167
TE Connectivity Ltd.	203,200	9,912,407	1,285,945
Tyco International Ltd.	241,800	8,588,846	1,334,626

			2,999,738

United Kingdom
Aon PLC	22,500	1,664,090	223,436
Delphi Automotive PLC	20,400	1,180,416	46,236

			269,672

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States
3M Co.	7,100	$829,928	$165,847
Abbott Laboratories	170,400	6,120,801	410,631
AbbVie, Inc.	32,000	1,478,436	211,484
Abercrombie & Fitch Co.	15,000	517,825	(24,175)
Accenture PLC	34,400	2,587,568	240,800
ACE Ltd.	25,900	2,453,766	227,661
Actavis PLC	20,772	2,579,638	910,058
Activision Blizzard, Inc.	257,100	4,312,763	271,330
Acxiom Corp.	10,700	313,130	82,556
ADT Corp./The	22,700	956,711	(38,042)
Advance Auto Parts, Inc.	46,100	3,952,011	1,150,337
Advent Software, Inc.	10,600	356,324	14,570
AECOM Technology Corp.	166,001	5,516,570	(631,160)
AES Corp.	83,286	1,068,791	139,689
Aetna, Inc.	39,600	2,549,456	166,708
AGCO Corp.	37,300	2,096,149	111,638
Agilent Technologies, Inc.	24,100	1,203,578	174,701
AGL Resources, Inc.	3,800	179,358	116
Airgas, Inc.	1,804	198,904	2,873
AK Steel Holding Corp.	223,188	747,680	1,082,462
Akamai Technologies, Inc.	1,500	70,212	558
Alaska Air Group, Inc.	66,700	4,085,375	808,404
Alliant Energy Corp.	6,100	319,455	(4,695)
Alliant Techsystems, Inc.	33,400	3,121,721	942,391
Allscripts Healthcare	2,800	41,377	1,911
Allstate Corp./The	26,300	1,370,230	64,172
Alpha Natural Resources, Inc.	573,900	3,524,872	572,774
Altria Group, Inc.	34,800	1,295,262	40,710
Amazon.com, Inc.	31,100	10,205,048	2,197,321
AMDOCS Ltd.	58,400	2,275,512	132,904
Ameren Corp.	42,397	1,530,207	2,868
American Capital Ltd.	610,160	8,112,547	1,430,355
American Eagle Outfitters, Inc.	281,400	4,727,256	(675,096)
American Electric Power Co., Inc.	63,400	2,984,295	(20,979)
American Financial Group, Inc.	49,500	2,587,860	269,280
American International Group, Inc.	11,900	580,697	26,798
American Water Works Co., Inc.	31,400	1,335,317	(8,353)
Ameriprise Financial, Inc.	17,900	1,690,370	369,025
AmerisourceBergen Corp.	13,900	861,289	116,020
Amgen, Inc.	77,500	8,497,316	350,084
Anadarko Petroleum Corp.	83,000	7,662,713	(1,079,153)
Analog Devices, Inc.	19,900	955,142	58,365
Anixter International, Inc.	14,400	1,175,472	118,224
Applied Industrial Technologies, Inc.	8,800	454,256	(22,264)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	171

Consolidated Schedule of Investments	December 31, 2013

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Applied Materials, Inc.	326,200	$5,407,391	$363,087
Archer-Daniels-Midland Co.	176,600	6,556,873	1,107,567
Ares Captial Corp.	7,600	133,851	1,201
Ariad Pharmaceuticals, Inc.	329,900	1,387,373	862,545
Armstrong World Industries, Inc.	26,800	1,396,146	147,802
ARRIS Group, Inc.	134,700	2,068,644	1,213,321
Arrow Electronics, Inc.	51,600	2,227,332	571,968
Arthur J. & Gallager Corp.	2,300	103,988	3,951
Associated Banc-Corp.	48,700	810,368	37,012
Assurant, Inc.	77,400	4,116,701	1,020,337
AT&T, Inc.	18,900	651,924	12,600
Atmos Energy Corp.	8,000	350,923	12,437
Autodesk, Inc.	55,300	2,186,594	596,655
Avery Dennison Corp.	2,500	111,087	14,388
Avnet, Inc.	102,700	3,747,791	782,306
Ball Corp.	38,000	1,753,526	209,554
Barnes Group, Inc.	324	10,472	1,941
BE Aerospace, Inc.	5,900	409,496	103,981
Beam, Inc.	7,900	526,235	11,439
Becton Dickinson and Co.	1,300	135,083	8,554
Bemis Co., Inc.	7,300	298,851	157
Best Buy Co., Inc.	280,500	8,157,677	3,028,663
Big Lots, Inc.	58,887	2,126,944	(225,483)
Biogen Idec, Inc.	22,900	5,273,183	1,133,092
BlackRock, Inc.	5,700	1,562,687	241,192
Bob Evans Farms, Inc.	6,000	333,555	(30,015)
Boeing Co./The	26,100	3,467,632	94,757
Boston Scientific Corp.	660,500	6,582,163	1,357,047
Brinker International, Inc.	29,000	1,155,930	187,930
Bristow Group, Inc.	20,800	1,444,768	116,480
Broadridge Financial Solutions, Inc.	24,400	770,065	194,223
Brocade Communications Systems, Inc.	1,398,900	9,201,725	3,206,518
Brown & Brown, Inc.	29,500	987,141	(61,136)
Brown-Forman Corp.	2,600	195,741	741
Bruker Corp.	23,100	440,553	16,134
Buckle, Inc./The	13,900	775,342	(44,758)
Bunge Ltd.	24,400	1,825,121	178,363
CA, Inc.	148,800	4,412,105	595,015
Cabot Corp.	9,461	377,305	108,991
Cabot Oil & Gas Corp.	178,800	6,602,529	327,759
Capital One Financial Corp.	20,000	1,402,053	130,147
CapitalSource, Inc.	108,396	1,050,357	507,293
Cardinal Health, Inc.	93,900	5,138,112	1,135,347
Career Education Corp.	211,942	784,185	423,884
Carefusion Corp.	107,700	4,164,950	123,664
Carlisle Cos., Inc.	15,300	1,015,665	199,155
Carter’s, Inc.	26,200	1,907,867	(26,969)
Catamaran Corp.	16,800	781,358	16,306

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
CBOE Holdings, Inc.	8,700	$442,289	$9,763
CBS Corp.	34,800	1,844,058	374,094
Celanese Corp.	23,000	1,124,682	147,448
Celgene Corp.	48,400	7,184,947	992,717
CenterPoint Energy, Inc.	56,100	1,372,660	(72,262)
CF Industries Holdings, Inc.	21,500	4,008,673	1,001,687
Charles River Laboratories International, Inc.	37,300	1,716,603	261,789
Chevron Corp.	57,100	7,241,226	(108,865)
Chico’s FAS, Inc.	121,100	2,062,058	219,466
Chubb Corp./The	1,100	98,409	7,884
Church & Dwight Co., Inc.	5,700	362,850	14,946
Cigna Corp	98,900	7,910,995	740,777
Cimarex Energy Co.	20,200	1,994,567	124,615
Cinemark Holdings, Inc.	32,800	954,480	138,744
Cintas Corp.	24,300	1,155,951	292,086
Cisco Systems, Inc.	284,730	6,858,505	(466,316)
Citigroup, Inc.	41,400	2,182,855	(25,501)
CLARCOR, Inc.	400	22,032	3,708
Cleco Corp.	3,400	166,226	(7,718)
CMS Energy Corp.	6,800	181,635	401
Cobalt International Energy, Inc.	94,300	1,954,275	(403,040)
Coca-Cola Enterprises, Inc.	127,000	4,720,985	883,525
Colfax Corp.	9,100	511,107	68,472
Colgate-Palmolive Co.	1,800	105,984	11,394
Comcast Corp.	87,000	3,891,830	629,125
Commercial Metals Co.	200,500	3,068,278	1,007,887
Community Health Systems, Inc.	51,000	2,201,160	(198,390)
Commvault Systems, Inc.	38,700	3,076,178	(178,322)
Computer Sciences Corp.	172,400	8,238,910	1,394,802
Compuware Corp.	219,955	2,444,643	21,053
Comtech Telecommunications Corp.	8,740	240,700	34,785
ConAgra Foods, Inc.	12,000	418,101	(13,701)
ConocoPhillips	100,200	6,613,200	465,930
Consolidated Edison, Inc.	20,900	1,230,371	(75,019)
Convergys Corp.	67,234	1,297,531	117,745
Con-way, Inc.	52,600	2,146,080	(57,334)
Cooper Cos., Inc./The	18,800	2,384,592	(56,400)
Copart, Inc.	9,600	333,054	18,786
CoreLogic, Inc.	22,100	727,077	58,136
Corrections Corp. of America	36,200	1,201,116	(40,182)
Costco Wholesale Corp.	11,200	1,328,060	4,852
Covance, Inc.	4,400	350,372	37,092
Crane Co.	42,053	2,675,373	152,691
Crocs, Inc.	164,751	2,521,593	101,243

The accompanying notes are an integral part of these financial statements.	(Continued)

172	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Crown Holdings, Inc.	66,300	$2,923,725	$31,266
Cummins, Inc.	25,200	2,977,128	575,316
CVS Caremark Corp.	78,200	4,925,467	671,307
Cytec Industries, Inc.	43,200	3,247,344	777,168
Darling International, Inc.	10,900	223,232	4,360
DaVita HealthCare Partners, Inc.	14,000	845,356	41,824
Dean Foods Co.	32,569	587,094	(27,233)
Delta Air Lines, Inc.	274,200	5,580,657	1,951,617
Deluxe Corp.	6,800	323,665	31,227
Devon Energy Corp.	10,400	616,068	27,380
Diamond Offshore Drilling, Inc.	9,091	522,048	(4,589)
Dillards, Inc.	72,800	6,046,713	1,030,175
Discover Financial Services	167,400	8,469,784	896,246
DISH Network Corp.	90,500	4,121,370	1,120,390
Dolby Laboratories, Inc.	7,400	250,120	35,224
Dollar General Corp.	9,497	538,722	34,137
Dollar Tree, Inc.	40,248	2,168,409	102,384
Dominos Pizza, Inc.	64,800	4,117,611	395,709
Donaldson Co., Inc.	11,000	422,047	56,013
Dover Corp.	16,100	1,399,529	154,765
Dr Pepper Snapple Group, Inc.	25,000	1,210,564	7,436
Dresser-Rand Group, Inc.	28,100	1,797,467	(121,864)
Dril-Quip, Inc.	8,200	903,102	(1,676)
DST Systems, Inc.	22,000	1,530,315	465,965
DTE Energy Co.	67,100	4,698,717	(243,948)
Duke Energy Corp.	3,500	241,812	(277)
Dun & Bradstreet Corp./The	3,800	406,600	59,850
E*TRADE Financial Corp.	33,300	586,891	67,121
East West BanCorp., Inc.	37,100	1,161,042	136,345
Eastman Chemical Co.	7,500	586,334	18,916
Edison International	72,200	3,562,965	(220,105)
Electronic Arts, Inc.	3,400	74,074	3,922
Eli Lilly & Co.	68,100	3,449,132	23,968
EMCOR Group, Inc.	44,300	1,916,025	(35,933)
Energen Corp.	2,300	165,286	(2,561)
Energizer Holdings, Inc.	10,200	1,024,707	79,341
Entergy Corp.	20,700	1,431,961	(122,272)
EOG Resources, Inc.	17,700	2,867,947	102,821
Equifax, Inc.	33,500	2,058,240	256,275
Era Group, Inc.	5,976	150,834	33,585
Estee Lauder Cos., Inc./The	1,900	126,268	16,839
Esterline Technologies Corp.	9,200	753,112	184,920
Exelis, Inc.	6,000	96,522	17,838
Express Scripts PLC	73,200	4,762,406	379,162
Exxon Mobil Corp.	16,200	1,548,558	90,882
EzCorp., Inc.	32,800	609,096	(225,664)
Facebook, Inc.	244,300	12,031,991	1,321,447

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Fair Isaac Corp.	19,423	$987,849	$232,693
FedEx Corp.	11,900	1,353,319	357,544
Fidelity National Information Services, Inc.	43,300	1,922,031	402,313
Fifth Third BanCorp.	119,667	2,275,859	240,738
First Niagara Financial Group, Inc.	16,300	179,733	(6,627)
First Republic Bank	7,100	356,960	14,725
First Solar, Inc.	177,200	7,860,363	1,821,845
Fiserv, Inc.	21,600	992,494	282,986
FleetCor Technologies, Inc.	14,500	1,693,406	5,559
Foot Locker, Inc.	136,200	4,956,138	687,990
Forest Laboratories, Inc.	121,700	5,325,592	1,980,059
Fortinet, Inc.	25,500	484,827	2,988
Freescale Semiconductor Ltd.	2,400	35,616	2,904
Frontier Communications Corp.	146,700	645,502	36,653
Fulton Financial Corp.	48,200	599,608	30,848
GameStop Corp.	104,300	4,596,191	541,627
Gap, Inc./The	204,200	9,172,260	(1,192,124)
Gartner, Inc.	29,900	1,796,093	328,302
General Cable Corp.	28,600	900,627	(59,501)
General Dynamics Corp.	5,500	464,466	61,059
Genuine Parts Co.	20,800	1,711,186	19,166
Genworth Financial, Inc.	192,300	2,531,056	455,363
GNC Holdings, Inc.	2,300	132,689	1,746
Goldman Sachs Group, Inc./The	44,800	7,314,209	627,039
Goodyear Tire & Rubber Co./The	191,600	3,331,196	1,238,464
Google, Inc.	3,400	3,104,633	705,781
Graco, Inc.	3,400	231,785	33,823
Graham Holdings Co.	2,432	1,371,827	241,368
Groupon, Inc.	284,000	2,804,542	538,138
Guess?, Inc.	104,100	3,324,639	(90,252)
H&R Block, Inc.	23,000	663,921	3,999
Halliburton Co.	5,600	298,394	(14,194)
Hanesbrands, Inc.	20,300	1,383,220	43,261
Hanover Insurance Group, Inc./The	26,100	1,389,252	169,179
Harman International Industries, Inc.	56,800	3,184,208	1,464,872
Harsco Corp.	45,486	1,160,650	114,322
Hartford Financial Services Group, Inc.	34,200	1,084,398	154,668
Hasbro, Inc.	28,000	1,270,640	269,640
HCA Holdings, Inc.	17,000	766,539	44,531
HCC Insurance Holdings, Inc.	23,900	1,095,098	7,648
Health Net, Inc.	88,700	2,875,368	(243,639)
Helix Energy Solutions Group, Inc.	146,300	3,785,753	(394,519)
Helmerich & Payne, Inc.	4,600	326,749	60,019

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	173

Consolidated Schedule of Investments	December 31, 2013

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Henry Schein, Inc.	3,100	$321,067	$33,139
Hershey Co./The	11,900	1,103,129	53,908
Hess Corp.	97,700	7,238,195	870,905
Hewlett-Packard Co.	220,400	5,811,762	355,030
Hill-Rom Holdings, Inc.	46,700	1,656,916	273,662
Hillshire Brands Co.	100,900	3,371,002	3,094
HollyFrontier Corp.	38,048	1,664,622	225,983
Home Depot, Inc./The	71,100	5,644,279	210,095
Honeywell International, Inc.	30,600	2,540,225	255,697
Hormel Foods Corp.	12,800	529,536	48,640
HSN, Inc.	4,000	219,219	29,981
Hubbell, Inc.	12,000	1,276,680	30,120
Humana, Inc.	33,600	2,993,088	475,104
Huntington Bancshares, Inc.	184,700	1,574,356	207,999
Huntsman Corp.	86,400	1,529,076	596,364
Hyatt Hotels Corp.	700	33,478	1,144
IAC/InterActiveCorp.	96,400	5,015,660	1,606,056
Ingram Micro, Inc.	184,525	3,733,834	595,123
Ingredion, Inc.	61,100	3,802,265	380,641
Integrated Device Technology, Inc.	38,700	386,313	8,040
Integrys Energy Group, Inc.	1,229	76,702	(9,832)
International Flavors & Fragrances, Inc.	300	23,970	1,824
International Game Technology	2,600	48,696	(1,480)
International Rectifier Corp.	24,300	598,825	34,676
Interpublic Group of Cos., Inc./The	198,400	3,112,265	399,415
Intuit, Inc.	13,400	859,383	163,305
InvesCo., Ltd.	58,800	1,910,412	229,908
Itron, Inc.	26,300	1,126,679	(37,070)
ITT Corp.	121,200	3,945,811	1,316,693
Jabil Circuit, Inc.	344,900	7,598,716	(1,583,660)
Jack Henry & Associates, Inc.	5,600	272,963	58,613
Jacobs Engineering Group, Inc.	12,701	744,308	55,728
Jarden Corp.	15,200	685,064	247,456
JDS Uniphase Corp.	181,600	2,576,463	(219,295)
JM Smucker Co./The	13,500	1,452,432	(53,562)
Johnson & Johnson	36,900	3,217,833	161,838
Johnson Controls, Inc.	42,300	2,073,140	96,850
Jones Lang LaSalle, Inc.	4,100	368,556	51,243
JPMorgan Chase & Co.	44,800	2,515,968	103,936
Kansas City Southern	4,100	485,030	22,673
KBR, Inc.	129,200	4,298,131	(177,943)
KeyCorp.	263,800	3,176,152	364,044
Kimberly-Clark Corp.	28,400	2,825,516	141,148
KLA-Tencor Corp.	57,100	3,458,473	222,193
Kraft Foods Group, Inc.	5,000	267,257	2,343

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Kroger Co./The	75,400	$2,917,998	$62,564
L-3 Communications Holdings, Inc.	38,800	3,583,956	562,212
Landstar System, Inc.	14,600	766,500	72,270
Lear Corp.	6,400	519,219	(1,011)
Leidos Holdings, Inc.	1,600	74,952	(568)
Lender Processing Services, Inc.	44,700	1,453,644	217,242
Lennox International, Inc.	15,400	1,084,378	225,546
Leucadia National Corp.	66,300	1,844,759	34,183
LifePoint Hospitals, Inc.	2,500	127,894	4,206
Lincoln Electric Holdings, Inc.	7,500	530,306	4,744
Lincoln National Corp.	16,300	666,507	174,899
LinkedIn Corp.	31,400	7,509,733	(701,271)
LKQ Corp.	5,000	162,834	1,666
Loews Corp.	68,700	3,202,028	112,060
Lowe’s Cos., Inc.	140,100	6,222,634	719,321
LSI Corp.	642,500	4,947,550	2,132,800
LyondellBasell Industries NV	213,400	14,598,740	2,533,012
M&T Bank Corp.	5,900	693,426	(6,548)
Macy’s, Inc.	72,300	3,568,160	292,660
Madison Square Garden Co./The	6,200	350,393	6,603
Magellan Health Services, Inc.	12,179	718,561	11,083
Manpower, Inc.	99,100	6,680,659	1,828,067
Marathon Oil Corp.	161,000	5,989,779	(306,479)
Marathon Petroleum Corp.	17,200	1,301,582	276,174
Marsh & McLennan Cos., Inc.	21,400	908,380	126,524
Masco Corp.	68,900	1,436,766	132,087
Mastercard, Inc.	1,100	827,600	91,406
Mattel, Inc.	51,300	2,176,739	264,115
Maxim Integrated Products, Inc.	128,500	3,553,300	33,135
McGraw-Hill Cos., Inc.	25,000	1,481,902	473,098
McKesson Corp.	55,700	7,170,880	1,819,100
MeadWestvaco Corp.	35,600	1,303,732	10,976
Medtronic, Inc.	32,700	1,771,030	105,623
Meredith Corp.	600	31,359	(279)
Microsoft Corp.	73,000	2,642,856	89,534
MKS Instruments, Inc.	70,472	1,958,933	150,999
Mohawk Industries, Inc.	19,900	2,390,633	572,477
Mondelez International, Inc.	119,400	3,706,096	508,724
Monsanto Co.	16,400	1,708,224	203,196
Motorola Solutions, Inc.	9,600	587,991	60,009
MRC Global, Inc.	11,100	341,417	16,669
Murphy Oil Corp.	40,500	2,338,217	289,423
Murphy USA, Inc.	25,750	1,064,560	5,610
Myriad Genetics, Inc.	26,900	624,981	(60,619)
National Oilwell Varco, Inc.	11,500	866,685	47,910

The accompanying notes are an integral part of these financial statements.	(Continued)

174	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Nationstar Mortgage Holdings, Inc.	6,300	$231,925	$923
NCR Corp.	154,217	5,416,101	(163,470)
NetApp, Inc.	12,600	514,841	3,523
Netflix, Inc.	11,300	3,374,950	785,371
Neustar, Inc.	9,200	470,584	(11,872)
New York Times Co./The	10,400	141,066	23,982
Newell Rubbermaid, Inc.	52,700	1,430,805	277,202
Newfield Exploration Co.	37,400	985,756	(64,594)
News Corp.	11,600	203,049	5,983
NIKE, Inc.	900	70,494	282
NiSource, Inc.	14,400	446,256	27,216
Noble Energy, Inc.	34,300	2,249,564	86,609
Northrop Grumman Corp.	74,200	6,556,312	1,947,750
NorthWestern Corp.	1,000	42,936	384
NVIDIA Corp.	164,700	2,345,647	292,847
NVR, Inc.	400	405,002	5,402
Occidental Petroleum Corp.	23,400	2,222,267	3,073
Oceaneering International, Inc.	63,900	5,143,292	(102,860)
OGE Energy Corp.	53,100	1,946,792	(146,702)
Oil States International, Inc.	15,400	1,622,964	(56,476)
Old Dominion Freight Line, Inc.	41,800	1,839,000	377,236
Old Republic International Corp.	53,746	761,854	166,340
Olin Corp.	2,300	53,567	12,788
Omnicare, Inc.	40,000	2,004,400	410,000
ON Semiconductor Corp.	382,000	3,049,426	98,254
Oracle Corp.	78,600	2,647,271	359,965
O’Reilly Automotive, Inc.	17,000	2,013,140	174,930
OSH 1 Liquidating Corp.	99	16	(15)
Oshkosh Corp.	44,900	2,072,210	189,852
Owens-Illinois, Inc.	168,000	5,025,199	985,841
PACCAR, Inc.	4,600	254,912	17,270
Packaging Corp. of America	28,400	1,514,449	282,703
Pall Corp.	7,400	523,772	107,818
Panera Bread Co.	7,500	1,379,999	(54,824)
Parker Hannifin Corp.	15,200	1,568,520	386,808
Patterson Cos., Inc.	32,000	1,295,135	23,265
Patterson-UTI Energy, Inc.	111,300	2,468,634	349,482
Paychex, Inc.	8,000	314,800	49,440
Penn National Gaming, Inc.	1,700	23,854	507
PepsiCo, Inc.	3,000	250,625	(1,805)
PerkinElmer, Inc.	23,900	815,796	169,601
PetSmart, Inc.	49,600	3,557,135	51,265
Pfizer, Inc.	148,486	4,569,195	(21,069)
PG&E Corp.	58,300	2,473,196	(124,872)
Pharmacyclics, Inc.	300	39,169	(7,435)
Phillips 66	66,100	4,188,427	909,866

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Pinnacle West Capital Corp.	34,300	$2,015,279	$(200,123)
PMC - Sierra, Inc.	35,669	248,970	(19,618)
PNC Financial Services Group, Inc./The	25,000	1,929,359	10,141
PNM Resources, Inc.	28,200	675,618	4,566
Polaris Industries, Inc.	17,300	1,796,780	722,792
Polycom, Inc.	232,000	2,624,332	(18,972)
Popular, Inc.	62,926	1,767,790	40,074
Portland General Electric Co.	12,200	392,962	(24,522)
PPG Industries, Inc.	30,742	4,892,897	937,631
ProAssurance Corp.	15,100	798,888	(66,840)
Procter & Gamble Co.	32,300	2,580,450	49,093
Protective Life Corp.	54,701	2,358,707	412,446
Prudential Financial, Inc.	50,400	4,039,078	608,810
Pulte Group, Inc.	290,400	5,539,072	376,376
PVH Corp.	2,583	341,063	10,277
QLogic Corp.	58,021	632,530	53,858
Questar Corp.	1,200	27,602	(14)
Ralph Lauren Corp.	5,300	915,843	19,978
Raytheon Co.	67,500	4,711,500	1,410,750
Red Hat, Inc.	5,600	314,154	(330)
Regal Entertainment Group	43,500	811,988	34,087
Regal-Beloit Corp.	15,500	1,063,907	78,753
Regions Financial Corp.	295,700	2,938,494	(14,021)
Reinsurance Group of America, Inc.	41,400	2,813,130	391,644
Reliance Steel & Aluminum Co.	106,200	7,393,490	660,718
ResMed, Inc.	37,300	1,808,230	(52,146)
Reynolds American, Inc.	2,700	141,145	(6,172)
Robert Half International, Inc.	75,400	2,749,259	416,787
Rock-Tenn Co.	14,500	1,572,206	(49,561)
Rockwell Automation, Inc.	11,000	1,092,528	207,232
Rockwood Holdings, Inc.	4,896	321,599	30,521
Ross Stores, Inc.	61,079	4,230,171	346,478
Rovi Corp.	24,200	397,224	79,274
Royal Caribbean Cruises Ltd.	900	38,546	4,132
RPC, Inc.	53,900	823,592	138,523
RPM International, Inc.	39,000	1,330,680	288,210
RR Donnelley & Sons Co.	23,500	376,552	100,028
Ryder System, Inc.	46,600	2,941,922	496,226
Safeway, Inc.	24,700	713,144	91,335
Sally Beauty Holdings, Inc.	42,878	1,226,194	70,008
Sanderson Farms, Inc.	23,205	1,614,945	63,473
SandRidge Energy, Inc.	52,300	310,639	6,822
SCANA Corp.	6,100	287,064	(791)
SEACOR Holdings, Inc.	25,900	2,239,626	122,454
Sears Holdings Corp.	40,086	2,105,594	(139,777)
Seattle Genetics, Inc.	14,300	622,430	(52,003)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	175

Consolidated Schedule of Investments	December 31, 2013

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
SEI Investments Co.	19,800	$623,725	$63,929
Sempra Energy	1,300	113,751	2,936
Semtech Corp.	13,300	334,523	1,701
Service Corp. International	151,200	2,819,880	(78,624)
Sherwin-Williams Co./The	17,500	3,033,916	177,334
Sirona Dental Systems, Inc.	11,900	824,838	10,542
SLM Corp.	140,900	3,457,686	245,166
SM Energy Co.	47,700	3,787,877	176,470
Smith Corp.	57,000	2,298,810	775,770
Snap-on, Inc.	14,200	1,355,248	199,936
Sonoco Products Co.	1,127	42,646	4,373
Southwest Airlines Co.	16,700	232,053	82,575
Splunk, Inc.	28,600	1,895,305	68,657
SPX Corp.	22,300	1,866,132	355,171
St. Jude Medical, Inc.	2,200	113,718	22,572
StanCorp Financial Group, Inc.	8,300	458,277	91,598
Starbucks Corp.	84,300	6,425,384	182,893
Starwood Hotels & Resorts Worldwide, Inc.	7,300	505,283	74,702
Steel Dynamics, Inc.	359,600	5,469,516	1,557,068
STERIS Corp.	5,700	253,650	20,235
Stryker Corp.	1,100	78,255	4,399
SunTrust Banks, Inc.	18,996	661,631	37,612
Superior Energy Services, Inc.	139,900	3,755,889	(33,150)
Symantec Corp.	331,400	7,930,466	(116,054)
Synopsys, Inc.	60,600	2,270,682	187,860
Tech Data Corp.	44,732	2,223,180	84,991
Techne Corp.	2,200	185,702	22,572
Teleflex, Inc.	14,600	1,159,386	210,970
Telephone & Data System	72,400	1,954,559	(88,087)
Thermo Fisher Scientific, Inc.	33,500	3,000,930	729,295
Thoratec Corp.	62,064	2,040,010	231,532
TIBCO Software, Inc.	21,300	486,359	(7,535)
Time Warner Cable, Inc.	28,700	3,388,989	499,861
Time Warner, Inc.	28,000	1,782,157	170,003
Timken Co.	129,000	7,535,877	(431,847)
TJX Cos., Inc.	83,600	4,499,040	828,788
T-Mobile US, Inc.	4,800	135,564	25,908
Torchmark Corp.	14,900	1,036,765	127,670
Toro Co./The	2,300	134,931	11,349
Total System Services, Inc.	57,200	1,457,285	446,331
Towers Watson & Co.	43,000	4,377,855	1,109,375
Tractor Supply Co.	26,720	1,636,493	436,444
Transdigm, Inc.	2,100	309,625	28,517
Travelers Cos., Inc./The	21,500	1,820,382	126,228
TRW Automotive Holdings Corp.	46,600	3,283,876	182,698

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Tupperware Brands Corp.	48,900	$4,088,479	$534,038
tw telecom, Inc.	2,200	67,499	(465)
Twenty-First Century Fox, Inc.	96,900	2,972,892	436,050
Tyson Foods, Inc.	115,800	3,309,902	564,766
UGI Corp.	6,400	265,280	64
Union Pacific Corp.	25,200	4,079,559	154,041
Unit Corp.	28,300	1,301,381	159,465
United Parcel Service, Inc.	17,000	1,546,706	239,654
United States Steel Corp.	148,103	3,548,722	820,316
United Technologies Corp.	3,500	375,398	22,902
Universal Health Services, Inc.	57,200	3,935,516	712,556
Unum Group	91,800	2,888,028	332,316
URS Corp.	31,700	1,594,764	85,019
US BanCorp.	19,300	722,997	56,723
Valero Energy Corp.	28,900	1,035,535	421,025
Valmont Industries, Inc.	9,800	1,419,487	41,889
Valspar Corp./The	43,600	2,969,856	138,388
ValueClick, Inc.	8,500	198,527	118
VeriFone Systems, Inc.	18,100	448,788	36,654
Verisk Analytics, Inc.	23,700	1,466,319	91,245
Verizon Communications, Inc.	42,200	2,108,944	(35,236)
Vertex Pharmaceuticals, Inc.	91,273	7,920,755	(1,139,171)
Viacom, Inc.	39,800	3,047,735	428,397
Visa, Inc.	1,200	235,264	31,952
Vishay Intertechnology, Inc.	93,954	1,364,871	(119,041)
Visteon Corp.	8,700	662,470	49,973
Vulcan Materials Co.	4,000	236,053	1,627
WABCO Holdings, Inc.	45,300	3,660,822	570,651
Wabtec Corp.	10,000	566,200	176,500
Walgreen Co.	30,100	1,803,017	(74,073)
Wal-Mart Stores, Inc.	11,600	907,144	5,660
Walt Disney Co./The	10,800	703,728	121,392
Waste Management, Inc.	12,700	538,353	31,496
Waters Corp.	3,200	320,196	(196)
WellCare Health Plans, Inc.	1,900	141,136	(7,338)
WellPoint, Inc.	29,200	2,628,333	69,455
Wells Fargo & Co.	74,900	3,320,150	80,310
Werner Enterprises, Inc.	11,600	285,043	1,825
Western Digital Corp.	192,600	13,397,614	2,761,526
WGL Holdings, Inc.	1,000	45,607	(5,547)
Whirlpool Corp.	48,300	6,226,353	1,349,985
WhiteWave Foods Co.	53,954	998,689	239,016
Whiting Petroleum Corp.	57,400	3,347,326	204,012
Whole Foods Market, Inc.	19,500	1,085,855	41,830
Williams-Sonoma, Inc.	27,800	1,618,516	1,668

The accompanying notes are an integral part of these financial statements.	(Continued)

176	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Windstream Holdings, Inc.	44,100	$354,979	$(3,061)
Wisconsin Energy Corp.	23,800	1,019,000	(35,108)
Worthington Industries, Inc.	84,700	3,002,454	561,722
WPX Energy, Inc.	35,100	780,206	(64,868)
WR Grace & Co.	65,200	5,457,866	988,458
Wyndham Worldwide Corp.	65,600	3,925,504	908,560
Xcel Energy, Inc.	23,700	689,435	(27,257)
Xerox Corp.	212,100	2,062,768	518,489
Xilinx, Inc.	5,300	237,692	5,684
Yahoo!, Inc.	457,700	13,329,219	5,180,169
Zimmer Holdings, Inc.	17,400	1,473,258	148,248

			122,621,986

Total of Long Equity Positions			132,216,330

Short Positions

Bermuda
ARCH Capital Group, Inc.	(14,100)	(781,422)	(60,207)
Assured Guaranty Ltd.	(161,700)	(3,635,382)	(179,121)
Genpact Ltd.	(9,700)	(174,716)	(3,473)
Golar LNG Ltd.	(15,200)	(544,330)	(7,278)
Teekay Corp.	(100)	(4,421)	(380)

			(250,459)

Canada
Baytex Energy Corp.	(13,800)	(570,381)	29,973
Brookfield Asset Management, Inc.	(16,100)	(578,872)	(46,291)
Domtar Corp.	(7,300)	(616,990)	(71,692)
Enerplus Corp.	(29,500)	(487,930)	(48,380)
Lululemon Athletica, Inc.	(142,900)	(9,811,815)	1,376,428
Penn West Petroleum Corp.	(136,100)	(1,670,415)	532,619

			1,772,657

Ireland
Jazz Pharmaceuticals Co.	(71,000)	(5,126,396)	(3,859,364)
Mallinckrodt PLC	(4,800)	(210,741)	(40,107)

			(3,899,471)

Israel
Check Point Software Technologies Ltd.	(10,900)	(615,196)	(88,072)

Netherlands
Chicago Bridge & Iron Co. NV	(5,500)	(388,670)	(68,600)
Core Laboratories NV	(31,200)	(4,833,192)	(1,124,448)
QIAGEN NV	(1,600)	(36,750)	(1,346)
Sensata Technologies Holding NV	(59,500)	(2,196,145)	(110,670)

			(1,305,064)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Switzerland
Garmin, Ltd.	(17,700)	$(649,590)	$(168,504)
Pentair Ltd.	(45,610)	(2,770,351)	(772,177)
Weatherford International Ltd.	(127,900)	(1,872,368)	(108,804)

			(1,049,485)

United Kingdom
Ensco PLC	(6,500)	(384,446)	12,776
Liberty Global PLC	(74,500)	(5,993,996)	(635,759)
Noble Corp PLC	(9,100)	(346,334)	5,357

			(617,626)

United States
3D Systems Corp.	(600)	(40,377)	(15,381)
Actuant Corp.	(27,801)	(976,093)	(42,536)
Acuity Brands, Inc.	(13,500)	(1,366,278)	(109,542)
Adobe Systems, Inc.	(20,800)	(999,856)	(245,648)
ADTRAN, Inc.	(225,000)	(5,942,087)	(135,163)
Advanced Micro Device, Inc.	(751,982)	(2,970,724)	60,554
Aeropostale, Inc.	(16,188)	(155,426)	8,277
Aflac, Inc.	(35,000)	(2,260,675)	(77,325)
Air Lease Corp.	(8,100)	(245,292)	(6,456)
Air Products & Chemicals, Inc.	(7,700)	(750,784)	(109,922)
Albemarle Corp.	(4,200)	(262,466)	(3,772)
Alcoa, Inc.	(305,800)	(2,735,938)	(514,716)
Alere, Inc.	(58,700)	(1,682,185)	(442,755)
Alexion Pharmaceuticals, Inc.	(5,100)	(615,147)	(63,459)
Allegheny Technologies, Inc.	(151,300)	(4,166,852)	(1,223,967)
Allergan, Inc.	(19,421)	(1,779,048)	(378,237)
Alliance Data Systems Corp.	(24,300)	(4,590,390)	(1,798,809)
Altera Corp.	(55,200)	(1,964,513)	168,857
AMC Networks, Inc.	(7,700)	(537,450)	13,003
American Express Co.	(60,700)	(4,495,526)	(1,011,785)
AMETEK, Inc.	(3,400)	(155,919)	(23,159)
Amphenol Corp.	(13,999)	(1,074,843)	(173,588)
ANN, Inc.	(14,700)	(520,208)	(17,224)
ANSYS, Inc.	(6,100)	(482,510)	(49,410)
AOL, Inc.	(43,500)	(1,714,825)	(313,145)
Apache Corp.	(30,100)	(2,533,422)	(53,372)
Apollo Group, Inc.	(147,400)	(2,727,954)	(1,299,014)
Apple, Inc.	(20,300)	(8,741,582)	(2,648,951)
Arch Coal, Inc.	(325,253)	(1,337,466)	(109,910)
Aruba Networks, Inc.	(167,387)	(2,959,318)	(36,910)
Ascena Retail Group, Inc.	(20,900)	(393,576)	(48,668)
Ashland, Inc.	(9,300)	(817,825)	(84,647)
athenahealth, Inc.	(38,700)	(4,267,449)	(937,701)
Atmel Corp.	(335,200)	(2,577,688)	(46,928)
Atwood Oceanics, Inc.	(42,000)	(2,394,189)	151,809
Automatic Data Processing, Inc.	(2,387)	(173,965)	(18,929)
Autonation, Inc.	(20,900)	(967,354)	(71,167)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	177

Consolidated Schedule of Investments	December 31, 2013

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
AutoZone, Inc.	(2,200)	$(941,588)	$(109,880)
Avis Budget Group, Inc.	(24,600)	(759,414)	(234,918)
Avon Products, Inc.	(185,600)	(4,108,037)	912,005
Babcock & Wilcox Co./The	(900)	(28,604)	(2,167)
Baker Hughes, Inc.	(115,000)	(5,493,368)	(861,532)
Bally Technologies, Inc.	(50,200)	(3,519,482)	(418,708)
BancorpSouth, Inc.	(1,400)	(31,360)	(4,228)
Bank of America Corp	(235,000)	(3,354,345)	(304,605)
Bank of Hawaii Corp.	(4,300)	(236,113)	(18,189)
Bank of New York Mellon Corp./The	(41,965)	(1,333,419)	(132,838)
Barnes & Noble, Inc.	(17,500)	(262,464)	839
Baxter International, Inc.	(8,200)	(552,028)	(18,282)
BB&T Corp.	(28,200)	(967,160)	(85,264)
Bed Bath & Beyond, Inc.	(22,600)	(1,726,105)	(88,675)
Bill Barrett Corp.	(122,834)	(2,890,284)	(399,211)
BioMarin Pharmaceutical, Inc.	(58,900)	(3,832,079)	(306,824)
Black Hills Corp.	(9,283)	(492,370)	4,920
BorgWarner, Inc.	(39,800)	(1,814,283)	(410,935)
Bristol-Myers Squibb Co.	(158,800)	(7,030,445)	(1,409,775)
Broadcom Corp.	(15,600)	(413,563)	(48,976)
Brookdale Senior Living, Inc.	(77,200)	(2,217,765)	119,469
Cabela’s, Inc.	(18,000)	(1,122,851)	(77,029)
Cablevision Systems Corp.	(105,900)	(1,932,950)	34,163
CACI International, Inc.	(4,300)	(284,963)	(29,883)
Cadence Design Systems, Inc.	(6,200)	(80,705)	(6,219)
Calpine Corp.	(41,255)	(796,072)	(8,813)
Cameron International Corp.	(4,600)	(255,481)	(18,357)
Campbell Soup Co.	(25,800)	(1,187,797)	71,173
CARBO Ceramics, Inc.	(9,300)	(722,889)	(360,840)
CarMax, Inc.	(203,601)	(9,740,272)	166,953
Carnival Corp.	(115,300)	(3,965,107)	(666,494)
Carpenter Technology Corp.	(3,400)	(205,067)	(6,413)
Casey’s General Stores, Inc.	(1,600)	(110,928)	(1,472)
Cash America International, Inc.	(53,413)	(2,408,650)	362,932
Caterpillar, Inc.	(72,900)	(6,241,281)	(378,768)
Cavium, Inc.	(114,100)	(4,267,340)	329,749
Centene Corp.	(11,600)	(643,568)	(40,252)
CenturyLink, Inc.	(182,900)	(6,185,810)	360,445
Cepheid, Inc.	(137,800)	(4,848,497)	(1,589,519)
Cerner Corp.	(5,700)	(283,803)	(33,915)
CH Robinson Worldwide, Inc.	(38,000)	(2,302,891)	85,971
Charles Schwab Corp./The	(742,400)	(16,104,561)	(3,197,839)
Chart Industries, Inc.	(40,600)	(4,131,050)	248,066

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Charter Communications, Inc.	(13,200)	$(1,749,227)	$(56,005)
Cheesecake Factory, Inc./The	(8,689)	(376,147)	(43,271)
Cheniere Energy, Inc.	(71,900)	(2,692,115)	(408,213)
Chesapeake Energy Corp.	(254,700)	(5,751,126)	(1,161,432)
Childrens Place Retail Stores, Inc./The	(26,800)	(1,487,765)	(39,031)
Chipotle Mexican Grill, Inc.	(23,000)	(9,406,310)	(2,847,630)
Ciena Corp.	(297,600)	(6,794,665)	(326,903)
Cinncinnati Financial Corp.	(35,900)	(1,778,849)	(101,234)
CIT Group, Inc.	(20,700)	(1,011,614)	(67,477)
Citrix Systems, Inc.	(23,200)	(1,430,584)	(36,816)
City National Corp.	(6,900)	(479,698)	(66,920)
Clean Harbors, Inc.	(21,400)	(1,187,214)	(95,930)
Cliffs Natural Resources, Inc.	(399,300)	(7,317,921)	(3,147,732)
Clorox Co./The	(17,300)	(1,536,265)	(68,483)
Coach, Inc.	(318,200)	(18,872,442)	1,011,876
Coca-Cola Co./The	(78,700)	(3,208,162)	(42,935)
Cognizant Technology Solutions Corp.	(27,125)	(2,100,975)	(638,107)
Comerica, Inc.	(78,400)	(3,306,912)	(420,224)
Commerce Bancshares, Inc.	(105)	(4,552)	(163)
Compass Minerals International, Inc.	(12,600)	(1,068,014)	59,384
Concho Resources, Inc.	(40,100)	(3,588,900)	(741,900)
Concur Technologies, Inc.	(69,000)	(6,127,200)	(992,220)
Consol Energy, Inc.	(324,300)	(9,483,385)	(2,852,987)
Continental Resources, Inc.	(23,100)	(2,219,679)	(379,533)
Corning, Inc.	(114,100)	(1,900,678)	(132,584)
Covanta Holding Corp.	(36,800)	(647,358)	(5,842)
CR Bard, Inc.	(1,500)	(168,924)	(31,986)
Cree, Inc.	(45,667)	(2,969,063)	111,679
Crown Castle International Corp.	(42,900)	(3,234,491)	84,344
CSX Corp.	(21,500)	(549,420)	(69,135)
Cubist Pharmaceutical, Inc.	(25,200)	(1,594,744)	(140,780)
Cullen/Frost Bankers, Inc.	(4,400)	(316,503)	(10,989)
CVR Energy, Inc.	(14,600)	(586,018)	(48,060)
Cypress Semiconductor	(128,400)	(1,455,568)	107,368
Dana Holding Corp.	(12,613)	(280,093)	32,626
Danaher Corp.	(22,799)	(1,566,063)	(194,020)
Darden Restaurants, Inc.	(57,600)	(2,794,058)	(337,654)
Deckers Outdoor Corp.	(52,900)	(3,045,718)	(1,422,216)
Deere & Co.	(9,900)	(826,826)	(77,341)
Denbury Resources, Inc.	(13,199)	(220,954)	4,094
DENTSPLY International, Inc.	(29,000)	(1,231,121)	(174,799)
DeVry, Inc.	(83,400)	(2,605,224)	(355,476)

The accompanying notes are an integral part of these financial statements.	(Continued)

178	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Dick’s Sporting Goods, Inc.	(54,600)	$(2,804,056)	$(368,204)
Diebold, Inc.	(9,700)	(298,257)	(21,940)
Discovery Communications, Inc.	(26,100)	(2,194,931)	(165,031)
Dominion Resources, Inc.	(43,400)	(2,590,112)	(217,434)
Dow Chemical Co./The	(135,501)	(4,697,820)	(1,318,425)
DR Horton, Inc.	(143,000)	(2,756,444)	(435,316)
DreamWorks Animation SKG, Inc.	(76,100)	(1,953,908)	(747,642)
DSW, Inc.	(14,600)	(576,882)	(46,976)
Eagle Materials, Inc.	(10,900)	(840,307)	(3,680)
eBay, Inc.	(17,659)	(946,678)	(22,625)
Ecolab, Inc.	(38,800)	(3,623,920)	(421,756)
Edwards Lifesciences Corp.	(22,100)	(1,574,740)	121,444
EI du Pont de Nemours & Co.	(48,800)	(2,788,432)	(382,104)
EMC Corp.	(113,600)	(2,859,339)	2,299
Emerson Electric Co.	(9,900)	(594,929)	(99,853)
Endo Pharmaceuticals Holdings, Inc.	(7,100)	(474,824)	(4,142)
EQT Corp.	(11,400)	(952,128)	(71,364)
Equinix, Inc.	(54,100)	(9,954,803)	354,758
Exelon Corp.	(195,100)	(6,226,411)	882,622
Expedia, Inc.	(37,800)	(2,265,693)	(367,455)
Expeditors International of Washington, Inc.	(3,300)	(135,960)	(10,065)
F5 Networks, Inc.	(57,100)	(4,645,974)	(542,132)
Factset Research Systems, Inc.	(8,300)	(907,937)	6,723
Fairchild Semiconductor International, Inc.	(31,600)	(383,487)	(38,373)
Family Dollar Stores, Inc.	(29,900)	(2,025,999)	83,396
Fastenal Co.	(160,300)	(7,483,467)	(132,386)
Federated Investors, Inc.	(29,200)	(886,804)	45,844
Fidelity National Financial, Inc.	(63,100)	(1,579,721)	(467,874)
Finisar Corp.	(381,137)	(7,094,200)	(2,022,598)
First American Financial Corp.	(18,600)	(478,045)	(46,475)
First Horizon National Corp.	(273,900)	(3,315,504)	124,569
FirstEnergy Corp.	(82,200)	(2,933,968)	223,012
FirstMerit Corp.	(60,700)	(1,306,871)	(42,490)
FLIR Systems, Inc.	(56,400)	(1,640,274)	(57,366)
Flowers Foods, Inc.	(73,350)	(1,721,255)	146,430
Flowserve Corp.	(3,300)	(189,255)	(70,884)
Fluor Corp.	(9,200)	(578,128)	(160,540)
FMC Corp.	(12,100)	(778,056)	(135,010)
FMC Technologies, Inc.	(98,600)	(5,701,052)	553,146
Ford Motor Co.	(158,700)	(2,697,531)	248,790
Forest City Enterprises, Inc.	(337,700)	(6,198,051)	(252,019)
Fortune Brands Home & Security, Inc.	(5,600)	(236,007)	(19,913)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Fossil Group, Inc.	(21,100)	$(2,358,769)	$(171,965)
Franklin Resources, Inc.	(10,550)	(544,362)	(64,689)
Freeport-McMoRan Copper & Gold, Inc.	(343,100)	(10,033,595)	(2,914,999)
Fresh Market, Inc./The	(5,600)	(249,839)	23,039
FTI Consulting, Inc.	(79,006)	(2,960,482)	(289,825)
Gaming and Leisure Properties, Inc.	(12,600)	(515,684)	(124,522)
Gannett Co., Inc.	(9,934)	(261,860)	(31,988)
GATX Corp.	(34,600)	(1,565,307)	(239,775)
General Electric Co.	(2,000)	(52,793)	(3,267)
General Mills, Inc.	(9,800)	(506,310)	17,192
General Motors Co.	(52,900)	(1,973,325)	(188,698)
Genesee & Wyoming, Inc.	(13,400)	(1,261,450)	(25,620)
Gentex Corp.	(120,810)	(2,826,954)	(1,158,568)
Gilead Sciences, Inc.	(97,800)	(5,970,366)	(1,379,304)
Global Payments, Inc.	(58,000)	(3,094,904)	(674,516)
GrafTech International Ltd.	(205,900)	(1,605,953)	(706,304)
Great Plains Energy, Inc.	(4,700)	(115,051)	1,123
Green Mountain Coffee Roasters, Inc.	(61,288)	(4,429,984)	(202,163)
Greenhill & Co., Inc.	(62,100)	(3,059,241)	(538,833)
Gulfport Energy Corp.	(89,200)	(4,634,887)	(998,093)
Hain Celestial Group, Inc./The	(40,700)	(2,960,923)	(733,823)
Hancock Holding Co.	(26,000)	(849,159)	(104,521)
Harley-Davidson, Inc.	(34,300)	(1,942,269)	(432,663)
Harris Corp.	(3,200)	(183,328)	(40,064)
Hawaiian Electric Industries, Inc.	(2,758)	(74,107)	2,234
Hertz Global Holdings, Inc.	(122,500)	(3,347,925)	(158,025)
Hexcel Corp.	(60,900)	(2,136,981)	(584,640)
HMS Holdings Corp.	(28,500)	(623,244)	(24,561)
Hologic, Inc.	(178,100)	(3,890,241)	(90,294)
HomeAway, Inc.	(26,500)	(891,260)	(192,060)
Hospira, Inc.	(70,200)	(2,817,302)	(80,554)
Huntington Ingalls Industries, Inc.	(7,700)	(558,156)	(134,921)
IDEX Corp.	(7,022)	(411,489)	(107,086)
IDEXX Laboratories, Inc.	(11,400)	(1,093,574)	(119,044)
IHS, Inc.	(18,600)	(1,994,923)	(231,497)
Illinois Tool Works, Inc.	(2,499)	(183,152)	(26,964)
Illumina, Inc.	(1,600)	(153,585)	(23,407)
Incyte Corp Ltd.	(8,600)	(403,202)	(32,216)
Informatica Corp.	(101,400)	(3,959,670)	(248,430)
Intel Corp.	(65,900)	(1,511,096)	(199,668)
InterDigital, Inc.	(34,100)	(1,164,787)	159,178
International Business Machines Corp.	(300)	(58,062)	1,791
International Paper Co.	(21,000)	(925,413)	(104,217)
Intersil Corp.	(22,148)	(191,137)	(62,900)
Intrepid Potash, Inc.	(242,300)	(4,482,828)	644,796
Intuitive Surgical, Inc.	(24,800)	(9,641,413)	116,229
IPG Photonics Corp.	(74,869)	(4,441,087)	(1,369,496)
Iron Mountain, Inc.	(95,397)	(2,634,258)	(261,041)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	179

Consolidated Schedule of Investments	December 31, 2013

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
ITC Holdings Corp.	(12,300)	$(1,163,703)	$(14,883)
Janus Capital Group, Inc.	(79,700)	(846,988)	(138,901)
JB Hunt Transport Services, Inc.	(11,417)	(861,527)	(21,007)
JC Penney Co., Inc.	(203,700)	(3,019,930)	1,156,075
JetBlue Airways Corp.	(293,600)	(2,024,393)	(485,887)
Joy Global, Inc.	(77,600)	(3,899,926)	(638,898)
Juniper Networks, Inc.	(151,000)	(3,205,989)	(202,081)
KAR Auction Services, Inc.	(3,400)	(98,160)	(2,310)
Kellogg Co.	(26,700)	(1,750,173)	119,604
Kennametal, Inc.	(26,700)	(1,103,640)	(286,629)
Key Energy Services, Inc.	(129,637)	(906,670)	(117,462)
Kinder Morgan, Inc.	(3,600)	(126,072)	(3,528)
Kirby Corp.	(50,900)	(4,250,503)	(801,322)
Knight Transportation, Inc.	(23,900)	(404,907)	(33,419)
Kohl’s Corp.	(114,700)	(6,135,754)	(373,471)
L Brands, Inc.	(85,900)	(4,572,116)	(740,799)
Laboratory Corp. of America Holdings	(30,800)	(2,990,221)	176,025
Lam Research Corp.	(24,500)	(1,236,355)	(97,670)
Lamar Advertising Co.	(95,300)	(4,235,788)	(743,637)
Laredo Petroleum, Inc.	(3,300)	(98,633)	7,256
Las Vegas Sands Corp.	(68,700)	(3,844,452)	(1,573,917)
Leap Wireless International, Inc.	(115,387)	(2,006,580)	(1,154)
Legg Mason, Inc.	(41,200)	(1,408,216)	(383,160)
Leggett & Platt, Inc.	(30,600)	(967,487)	20,723
Lennar Corp.	(148,400)	(5,238,312)	(632,392)
Level 3 Communications, Inc.	(30,200)	(651,716)	(350,018)
Lexmark International, Inc.	(27,000)	(919,328)	(39,712)
Life Time Fitness, Inc.	(50,803)	(2,809,487)	421,746
Linear Technology Corp.	(7,800)	(311,090)	(44,200)
Lions Gate Entertainment Corp.	(9,600)	(350,517)	46,581
Lockheed Martin Corp.	(11,500)	(1,347,726)	(361,864)
Lorillard, Inc.	(55,038)	(2,623,843)	(165,483)
Louisiana-Pacific Corp.	(21,200)	(367,872)	(24,540)
Manitowoc Co., Inc./The	(104,801)	(2,138,373)	(305,586)
Markel Corp.	(2,000)	(1,094,040)	(66,660)
Marriott International, Inc.	(53,500)	(2,268,984)	(371,776)
Martin Marietta Materials, Inc.	(36,400)	(3,833,679)	195,863
Masimo Corp.	(66,900)	(1,593,705)	(361,782)
McCormick & Co., Inc.	(6,300)	(454,821)	20,625
McDermott International, Inc.	(28,400)	(221,881)	(38,263)
McDonald’s Corp.	(13,462)	(1,346,975)	40,757
MDC Holdings, Inc.	(3,000)	(87,805)	(8,915)
MDU Resources Group, Inc.	(21,321)	(601,679)	(49,678)
Mead Johnson Nutrition Co.	(28,700)	(2,111,174)	(292,738)
Medivation, Inc.	(14,800)	(943,001)	(1,535)
MEDNAXX, Inc.	(73,000)	(3,479,384)	(417,356)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Men’s Wearhouse, Inc./The	(22,583)	$(837,389)	$(316,150)
Mentor Graphics Corp.	(400)	(8,757)	(871)
Merck & Co., Inc.	(15,480)	(739,107)	(35,667)
MetLife, Inc.	(54,500)	(2,654,096)	(284,544)
Mettler-Toledo International, Inc.	(6,900)	(1,497,024)	(176,847)
MGM Resorts International	(13,800)	(266,079)	(58,497)
Micro Devices, Inc.	(129,874)	(635,546)	(34,603)
Microchip Technology, Inc.	(28,000)	(1,117,403)	(135,597)
Micron Technology, Inc.	(242,300)	(4,594,826)	(677,622)
MICROS Systems, Inc.	(53,100)	(2,490,491)	(555,856)
Monster Beverage Corp.	(98,900)	(6,205,496)	(496,957)
Monster Worldwide, Inc.	(437,454)	(2,396,800)	(722,247)
Mosaic Co./The	(159,552)	(7,518,560)	(23,463)
MSC Industrial Direct Co., Inc.	(14,499)	(1,143,969)	(28,565)
Mylan, Inc.	(135,600)	(4,454,674)	(1,430,366)
National Fuel Gas Co.	(5,600)	(352,352)	(47,488)
Navistar International Corp.	(188,400)	(6,469,173)	(725,823)
NewMarket Corp.	(1,300)	(405,062)	(29,333)
NextEra Energy, Inc.	(2,999)	(254,795)	(1,979)
NII Holdings, Inc.	(79,600)	(593,751)	374,851
Nordson Corp.	(100)	(7,373)	(57)
Nordstrom, Inc.	(77,700)	(4,773,850)	(28,010)
Norfolk Southern Corp.	(7,200)	(535,031)	(133,345)
Northeast Utilities	(12,500)	(560,375)	30,500
Northern Trust Corp.	(9,800)	(579,572)	(26,950)
NRG Energy, Inc.	(169,706)	(4,765,957)	(107,999)
Nu Skin Enterprises	(15,881)	(1,298,113)	(896,959)
Nuance Communications, Inc.	(594,100)	(10,791,861)	1,761,541
Nucor Corp.	(58,700)	(2,747,257)	(386,149)
Oasis Petroleum, Inc.	(21,900)	(1,149,537)	120,894
Ocwen Financial Corp.	(16,800)	(901,974)	(29,586)
Office Depot, Inc.	(103,500)	(544,112)	(3,403)
ONEOK, Inc.	(33,000)	(1,677,778)	(374,162)
Owens & Minor, Inc.	(2,100)	(72,217)	(4,559)
Owens Corning	(121,800)	(4,776,106)	(183,590)
Palo Alto Networks, Inc.	(31,800)	(1,557,209)	(270,337)
Pandora Media, Inc.	(45,100)	(1,219,094)	19,434
Peabody Energy Corp.	(50,900)	(935,944)	(58,133)
Penske Automotive Group, Inc.	(48,000)	(1,586,400)	(677,280)
Pepco Holdings, Inc.	(32,840)	(604,358)	(23,871)
Perrigo Co. PLC	(43,000)	(5,524,751)	(1,074,029)
Philip Morris International, Inc.	(48,800)	(4,268,110)	16,166
Pitney Bowes, Inc.	(167,300)	(2,585,386)	(1,312,704)
Plantronics, Inc.	(7,200)	(342,343)	7,903
Polypore International, Inc.	(27,100)	(1,181,939)	127,749
Post Holdings, Inc.	(3,700)	(174,902)	(7,397)

The accompanying notes are an integral part of these financial statements.	(Continued)

180	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
PPL Corp.	(65,800)	$(2,061,256)	$81,334
Praxair, Inc.	(10,400)	(1,219,572)	(132,740)
Precision Castparts Corp.	(10,200)	(2,322,478)	(424,382)
priceline.com, Inc.	(3,093)	(2,843,243)	(752,060)
Principal Financial Group, Inc.	(58,700)	(2,349,621)	(544,876)
Progressive Corp./The	(185,600)	(4,881,259)	(180,053)
Prosperity Bancshares, Inc.	(3,200)	(188,416)	(14,432)
PTC, Inc.	(23,200)	(666,819)	(154,229)
Public Service Enterprise Group, Inc.	(10,100)	(343,262)	19,658
QEP Resources, Inc.	(66,900)	(1,988,251)	(62,234)
QUALCOMM, Inc.	(84,100)	(5,197,743)	(1,046,682)
Quality Systems, Inc.	(71,132)	(1,539,307)	41,267
Quanta Services, Inc.	(30,300)	(855,486)	(100,782)
Quest Diagnostics, Inc.	(18,200)	(1,091,833)	117,405
Quicksilver Resources, Inc.	(585)	(1,076)	(720)
Rackspace Hosting, Inc.	(267,400)	(11,592,444)	1,129,082
Rambus, Inc.	(33,399)	(334,658)	18,369
Range Resources Corp.	(66,900)	(5,254,369)	(385,970)
Regeneron Pharmaceuticals, Inc.	(17,800)	(5,370,311)	471,039
Rent-A-Center, Inc.	(26,137)	(1,026,312)	154,904
Republic Services, Inc.	(10,100)	(356,406)	21,086
Riverbed Technology, Inc.	(202,500)	(3,207,731)	(453,469)
Rockwell Collins, Inc.	(40,400)	(2,853,304)	(133,064)
Roper Industries, Inc.	(7,900)	(1,040,430)	(55,142)
Rosetta Resources, Inc.	(42,700)	(2,031,236)	(20,072)
Rowan Cos. PLC	(57,000)	(2,015,821)	301
Salesforce.com, Inc.	(232,200)	(10,116,477)	(2,698,641)
Salix Pharmaceutical Ltd.	(73,152)	(5,210,617)	(1,368,674)
SanDisk Corp.	(53,770)	(3,284,465)	(508,471)
SBA Communications Corp.	(30,700)	(2,484,373)	(273,715)
Schlumberger Ltd.	(25,400)	(2,101,596)	(187,198)
Schnitzer Steel Industries, Inc.	(9,742)	(244,427)	(73,844)
Science Applications International Corp.	(1,503)	(46,790)	(2,914)
Scotts Miracle-Gro Co./The	(14,500)	(727,487)	(174,703)
Scripps Networks Interactive, Inc.	(11,800)	(853,022)	(166,616)
Sealed Air Corp.	(113,500)	(3,126,925)	(737,750)
ServiceNow, Inc.	(2,100)	(109,048)	(8,573)
Sigma-Aldrich Corp.	(10,100)	(853,046)	(96,455)
Signature Bank Co.	(7,200)	(652,032)	(121,392)
Silicon Laboratories, Inc.	(2,403)	(108,932)	4,858
Sirius XM Holdings, Inc.	(144,100)	(569,988)	67,079
Six Flags Entertainment Corp.	(4,000)	(148,337)	1,057
Skyworks Solutions, Inc.	(135,600)	(3,260,609)	(612,127)
SolarWinds, Inc.	(16,800)	(554,408)	(81,136)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Solera Holdings, Inc.	(400)	$(21,959)	$(6,345)
Sotheby’s	(100,700)	(4,154,882)	(1,202,358)
Southern Co./The	(47,400)	(2,098,448)	149,834
Southwestern Energy Co.	(123,600)	(4,836,813)	(24,375)
Spectra Energy Corp.	(71,100)	(2,525,924)	(6,658)
Spirit Aerosystems Holdings, Inc.	(30,100)	(825,006)	(200,802)
Sprint Corp.	(83,000)	(603,372)	(288,878)
Stanley Black & Decker, Inc.	(37,100)	(3,072,504)	78,905
Staples, Inc.	(56,855)	(936,402)	32,976
State Street Corp.	(8,000)	(554,240)	(32,880)
Stericycle, Inc.	(4,100)	(483,307)	7,010
Stifel Financial Corp.	(63,281)	(2,370,971)	(661,455)
Stratasys Ltd.	(10,800)	(1,115,158)	(339,602)
Strayer Education, Inc.	(22,000)	(1,044,607)	286,267
SunEdison, Inc.	(569,400)	(5,354,919)	(2,075,751)
SUPERVALU, Inc.	(243,300)	(1,782,999)	9,342
SVB Financial Group	(7,000)	(617,610)	(116,410)
Swift Energy Co.	(3,400)	(40,231)	(5,669)
Synovus Financial Corp.	(2,036,600)	(6,650,668)	(681,092)
Sysco Corp.	(30,600)	(1,079,484)	(25,176)
T Rowe Price Group, Inc.	(30,500)	(2,414,990)	(139,995)
Take-Two Interactive Software, Inc.	(37,129)	(619,312)	(25,619)
Target Corp.	(38,600)	(2,659,969)	217,747
TCF Financial Corp.	(179,900)	(2,834,281)	(89,094)
TECO Energy, Inc.	(32,500)	(578,317)	18,017
Tempur Sealy International, Inc.	(69,000)	(2,999,519)	(723,721)
Tenet Healthcare Corp.	(197,375)	(8,349,621)	36,186
Tenneco, Inc.	(15,074)	(749,415)	(103,321)
Teradata Corp.	(89,500)	(4,650,771)	579,416
Teradyne, Inc.	(83,500)	(1,423,649)	(47,621)
Terex Corp.	(13,000)	(467,947)	(77,923)
Tesla Motors, Inc.	(6,300)	(878,277)	(69,117)
Tesoro Corp.	(17,900)	(830,543)	(216,607)
Texas Instruments, Inc.	(10,900)	(406,134)	(72,485)
Textron, Inc.	(211,703)	(5,996,418)	(1,785,784)
Theravance, Inc.	(30,100)	(1,123,865)	50,800
Tidewater, Inc.	(31,900)	(1,949,091)	58,378
Tiffany & Co.	(96,300)	(7,590,366)	(1,344,348)
Toll Brothers, Inc.	(24,300)	(801,968)	(97,132)
TreeHouse Foods, Inc.	(13,150)	(914,056)	7,758
Trimble Navigation Ltd.	(133,300)	(3,827,290)	(798,220)
Trinity Industries, Inc.	(19,000)	(750,516)	(285,364)
TripAdvisor, Inc.	(45,600)	(3,903,645)	126,597
Triumph Group, Inc.	(30,400)	(2,397,748)	85,220
Ultra Petroleum Corp.	(239,000)	(5,147,681)	(26,669)
Ultra Salon, Inc.	(30,000)	(2,973,392)	77,792
Under Armour, Inc.	(90,600)	(5,663,114)	(2,246,266)
United Continental Holdings, Inc.	(90,500)	(2,912,218)	(511,397)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	181

Consolidated Schedule of Investments	December 31, 2013

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
United Natural Foods, Inc.	(14,547)	$(867,617)	$(229,082)
United Rentals, Inc.	(22,700)	(1,367,170)	(402,295)
United Therapeutics Corp.	(2,800)	(233,052)	(83,572)
UnitedHealth Group, Inc.	(25,100)	(1,793,395)	(96,635)
Universal Corp.	(4,100)	(254,610)	30,750
Urban Outfitters, Inc.	(82,918)	(3,552,489)	476,232
Vail Resorts, Inc.	(11,800)	(776,794)	(110,920)
Valley National Bancorp.	(60,899)	(593,765)	(22,533)
Vantiv, Inc.	(5,300)	(158,242)	(14,591)
Varian Medical Systems, Inc.	(28,500)	(2,059,460)	(154,705)
VCA Antech, Inc.	(65,200)	(1,830,816)	(213,856)
Vectren Corp.	(400)	(14,552)	352
VeriSign, Inc.	(54,500)	(2,586,937)	(671,073)
VF Corp.	(6,400)	(330,372)	(68,604)
Viropharma, Inc.	(34,200)	(1,214,747)	(490,123)
VMware, Inc.	(25,200)	(2,048,630)	(212,062)
Volcano Corp.	(122,200)	(2,418,642)	(251,428)
Waddell & Reed Financial, Inc.	(1,800)	(89,298)	(27,918)
Walter Energy, Inc.	(71,607)	(982,248)	(208,577)
Waste Connections, Inc.	(2,700)	(116,478)	(1,323)
Watsco, Inc.	(15,000)	(1,424,100)	(16,800)
Webster Financial Corp.	(14,800)	(376,499)	(84,965)
Weight Watchers International, Inc.	(26,067)	(1,110,627)	252,241
Wendy’s Co./The	(19,700)	(139,906)	(31,878)
WESCO International, Inc.	(22,600)	(1,708,015)	(350,167)
Westar Energy, Inc.	(2,201)	(72,326)	1,520
Western Union Co./The	(605,800)	(10,597,921)	147,871
Westlake Chemical Corp.	(1,100)	(118,235)	(16,042)
Williams Cos., Inc./The	(88,200)	(3,121,626)	(280,248)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Woodward, Inc.	(40,800)	$(1,715,521)	$(145,367)
World Fuel Services Corp.	(7,410)	(276,119)	(43,696)
WR Berkley Corp.	(1,501)	(66,434)	1,306
WW Grainger, Inc.	(1,900)	(498,788)	13,490
Wynn Resorts Ltd.	(4,500)	(609,816)	(264,129)
Xylem, Inc.	(30,100)	(1,008,693)	(32,767)
Yum! Brands, Inc.	(12,300)	(888,043)	(41,960)
Zions BanCorp.	(203,200)	(6,149,731)	61,859
Zynga, Inc.	(311,000)	(1,209,717)	27,917

			(98,831,845)

Total of Short Equity Positions			(104,269,365)

Total of Long and Short Equity Positions			27,946,965

Net Cash and Other Receivables/ (Payables) (b)			(3,253,154)

Swaps, at Value			$24,693,811

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Money Market Fund is pledged as collateral to Morgan Stanley Capital Services, Inc. in the amount of $239,978,327 for total return basket swaps at December 31, 2013.

The accompanying notes are an integral part of these financial statements.	(Continued)

182	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 3)
Morgan Stanley Capital Services, Inc.	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the Federal Funds Effective Rate, which is denominated in USD based on the local currencies of the positions within the swap.	12 to 24 months maturity ranging from 07/24/2014 - 07/23/2015	$4,244,746

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2013.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Israel
Given Imaging Ltd.	279,546	$8,355,637	$53,107

Italy
Gentium SpA	77,671	4,457,375	(22,361)

United Kingdom
Edwards Group Ltd.	89,121	893,394	13,858
Vodafone Group PLC	842,519	30,790,791	2,328,631

			2,342,489

United States
CapitalSource, Inc.	734,001	9,056,797	1,490,798
CommonWealth REIT	660,393	15,712,195	(318,434)
Compuware Corp.	110,554	1,210,566	28,744
Consolidated Graphics, Inc.	42,380	2,696,609	161,498
Cooper Tire & Rubber Co.	699,445	20,816,182	(4,001,524)
Harris Teeter Supermarkets, Inc.	545,381	26,845,587	68,965
Health Management Associates, Inc.	2,616,255	33,661,208	611,732
Hi-Tech Pharmacal Co., Inc.	177,045	7,626,703	55,279
Hudson City BanCorp., Inc.	3,656,343	34,135,509	343,805
Jones Group, Inc./The	571,325	8,473,803	73,219
Jos A Bank Clothiers, Inc.	127,276	7,157,641	(191,826)
Leap Wireless International, Inc.	247,452	3,939,856	365,809
Lender Processing Services, Inc.	643,718	21,267,194	2,794,985
Life Technologies Corp.	434,025	32,504,738	394,357
LSI Corp.	2,532,602	27,763,424	145,850
Men’s Wearhouse, Inc./The	249,823	11,273,913	1,487,046
Omnicom Group, Inc.	458,867	29,589,484	4,536,455
Santarus, Inc.	620,231	19,834,308	(11,725)
Sterling Financial Corp.	79,762	2,289,527	428,762
Taylor Capital Group, Inc.	6,333	135,633	32,698

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
UNS Energy Corp.	251,954	$14,903,282	$176,165
Valassis Communications, Inc.	205,013	7,070,706	(49,010)
Zoltek Cos., Inc.	168,352	2,810,715	9,181

			8,632,829

Total of Long Equity Positions			11,006,064

Short Positions

United States
Applied Materials, Inc.	(605,041)	(10,631,340)	(71,835)
Community Health Systems, Inc.	(182,237)	(7,535,816)	379,369
Endo Health Solutions Inc	(239,109)	(14,771,657)	(1,358,636)
Fidelity National Financial, Inc.	(430,057)	(11,678,691)	(2,276,659)
Louisiana-Pacific Corp.	(197,632)	(3,361,447)	(296,721)
M&T Bank Corp.	(307,446)	(35,343,602)	(449,261)
MB Financial, Inc.	(4,073)	(111,772)	(18,930)
PacWest Bancorp.	(207,264)	(7,390,731)	(1,359,955)
RR Donnelley & Sons Co.	(71,487)	(1,287,833)	(161,924)
Umpqua Holdings Corp.	(134,555)	(2,188,095)	(387,288)
Verizon Communications, Inc.	(168,749)	(8,347,394)	55,068

			(5,946,772)

Total of Short Equity Positions			(5,946,772)

Total of Long and Short Equity Positions			5,059,292

Net Cash and Other Receivables/ (Payables) (b)			(814,546)

Swaps, at Value			$4,244,746

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	183

Consolidated Schedule of Investments	December 31, 2013

AQR MULTI-STRATEGY ALTERNATIVE FUND

(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Money Market Fund pledged as collateral to Morgan Stanley Capital Services, Inc. is included in the collateral noted in the other Morgan Stanley total return basket swaps.

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 3)
Morgan Stanley Capital Services, Inc.	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the USD Discount Rate, which is denominated in CAD based on the local currencies of the positions within the swap.	12 to 24 months maturity ranging from 07/30/2014 - 10/20/2015	$2,444,463

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2013.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Canada
Ainsworth Lumber Co., Ltd.	1,773,922	$6,536,845	$426,915
Atrium Innovations, Inc.	49,985	1,141,648	1,807
Paladin Labs, Inc.	146,923	14,663,335	1,722,608
Patheon, Inc.	203,527	1,853,393	26,202
Platino Energy Corp.	47,188	53,807	(31,151)
Shoppers Drug Mart Corp.	354,842	19,865,589	(427,363)

			1,719,018

United States
Coastal Energy Co.	842,395	14,944,789	11,737

Total of Long Equity Positions			1,730,755

Short Positions

Canada
Loblaw Cos., Ltd.	(183,641)	(7,817,582)	490,959

Total of Long and Short Equity Positions			2,221,714

Net Cash and Other Receivables/ (Payables) (b)			222,749

Swaps, at Value			$2,444,463

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Additional collateral for this position pledged to Morgan Stanley Capital Services, Inc. is included in the collateral noted in the other Morgan Stanley total return basket swaps.

The accompanying notes are an integral part of these financial statements.	(Continued)

184	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 3)
Morgan Stanley Capital Services, Inc.	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the Norway Interbank Offered Rate, which is denominated in NOK based on the local currencies of the positions within the swap.	12 months maturity 12/2/2015	$79,112

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2013.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Norway
Algeta ASA	165,023	$9,691,206	$85,667

Net Cash and Other Receivables/ (Payables) (b)			(6,555)

Swaps, at Value			$79,112

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Additional collateral for this position pledged to Morgan Stanley Capital Services, Inc. is included in the collateral noted in the other Morgan Stanley total return basket swaps.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	185

Consolidated Schedule of Investments	December 31, 2013

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 3)
Morgan Stanley Capital Services, Inc.	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the Effective Overnight Index Average, which is denominated in EUR based on the local currencies of the positions within the swap.	12 to 24 months maturity ranging from 04/30/2014 - 06/29/2015	$(4,088,233)

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2013.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Germany
Celesio AG	932,329	$29,742,152	$(180,854)

Netherlands
Unit4 NV	224,113	11,738,782	89,338

Total of Long Equity Positions			(91,516)

Short Positions

France
Publicis Groupe SA	(373,061)	(30,448,422)	(3,733,405)
Schneider Electric SA	(88,933)	(7,532,419)	(226,234)

			(3,959,639)

Total of Short Equity Positions			(3,959,639)

Total of Long and Short Equity Positions			(4,051,155)

Net Cash and Other Receivables/ (Payables) (b)			(37,078)

Swaps, at Value			$(4,088,233)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Additional collateral for this position pledged to Morgan Stanley Capital Services, Inc. is included in the collateral noted in the other Morgan Stanley total return basket swaps.

The accompanying notes are an integral part of these financial statements.	(Continued)

186	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 3)
Morgan Stanley Capital Services, Inc.	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the Bank of Japan Estimate Unsecured Overnight Call Rate, which is denominated in JPY based on the local currencies of the positions within the swap.	12 months maturity 10/14/2015	$634,853

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2013.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Japan
Tokyo Electron Ltd.	186,168	$9,620,306	$638,058

Net Cash and Other Receivables/ (Payables) (b)			(3,205)

Swaps, at Value			$634,853

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Additional collateral for this position to Morgan Stanley Capital Services, Inc. is included in the collateral noted in the other Morgan Stanley total return basket swaps.

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 3)
Morgan Stanley and Co., International PLC	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the Federal Funds Effective Rate, which is denominated in USD based on the local currencies of the positions within the swap.	maturity 11/27/2015	$(2,903)

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2013.

SHARES	ISSUER	EXPIRATION DATE	PROCEEDS	VALUE AT DECEMBER 31, 2013	NET UNREALIZED APPRECIATION (DEPRECIATION)
14,500	Mens Wearhouse, Inc. (Exercise price $48)	February 22, 2014	(54,372)	$(60,900)	$(6,528)
14,500	Mens Wearhouse, Inc. (Exercise price $50)	February 22, 2014	(43,500)	(39,875)	3,625

					(2,903)

Net Cash and Other Receivables/ Payables (b)					—

Swaps, at Value					$(2,903)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Money Market Fund pledged as collateral to Morgan Stanley and Co., International PLC is included in the collateral for total return swap contracts.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2013	187

Consolidated Schedule of Investments	December 31, 2013

AQR STYLE PREMIA ALTERNATIVE FUND

LONG INVESTMENTS - 116.5%	SHARES	VALUE (Note 3)
COMMON STOCKS - 45.9%

Belgium - 0.5%
Belgacom SA (a)	18,606	$550,594
Colruyt SA (a)	7,138	398,824
Delhaize Group SA (a)	11,957	711,346
KBC Groep NV (a)	1,126	64,019
Solvay SA (a)	142	22,474
Umicore SA (a)	8,426	393,703

		2,140,960

Denmark - 1.0%
AP Moeller - Maersk A/S, Class B (a)	133	1,439,320
Coloplast A/S, Class B (a)	4,009	265,779
Jyske Bank A/S †(a)	21,722	1,174,497
TDC A/S (a)	100,752	977,760
Tryg A/S (a)	3,173	306,828

		4,164,184

Finland - 1.7%
Elisa OYJ (a)	18,697	495,818
Fortum OYJ (a)	22,230	508,103
Neste Oil OYJ (a)	115,221	2,278,665
Orion OYJ, Class B (a)	15,485	435,238
Sampo, A Shares (a)	11,494	564,961
Stora Enso OYJ, R Shares (a)	142,981	1,436,782
UPM-Kymmene OYJ (a)	75,514	1,280,725
YIT OYJ (a)	10,545	147,442

		7,147,734

Germany - 4.3%
Allianz SE (a)	1,267	227,966
Aurubis AG (a)	826	50,404
Axel Springer SE (a)	3,918	252,244
Bayer AG (a)	5,063	710,899
Bilfinger SE (a)	1,498	168,268
Brenntag AG (a)	6,420	1,191,526
Continental AG (a)	4,352	956,089
Deutsche Lufthansa AG †(a)	21,249	450,406
Deutsche Post AG (a)	66,795	2,439,688
Deutsche Telekom AG (a)	94,814	1,633,664
Fresenius Medical Care AG & Co. KGaA (a)	2,399	171,111
GEA Group AG (a)	9,047	431,411
Hannover Rueck SE (a)	1,624	139,617
Hochtief AG (a)	5,971	511,011
K+S AG (a)	22,416	690,696
Linde AG (a)	4,166	872,303
Merck KGaA (a)	11,896	2,134,475
Muenchener Rueckversicherungs AG (a)	10,194	2,248,491
ProSiebenSat.1 Media AG (a)	11,291	560,665
Siemens AG (a)	1,663	228,028
Stada Arzneimittel AG (a)	10,311	510,497
Suedzucker AG (a)	29,777	804,426
Symrise AG (a)	4,153	191,611
TUI AG †(a)	5,632	92,915
United Internet AG (a)	2,496	106,405
Wirecard AG (a)	2,480	98,164

		17,872,980

	SHARES	VALUE (Note 3)
Italy - 1.5%
A2A SpA	1,224,865	$1,433,533
Atlantia SpA	21,829	488,966
Autogrill SpA †	76,780	648,434
Banca Monte dei Paschi di Siena SpA †	555,134	133,610
Enel SpA	75,056	327,499
Eni SpA (a)	16,346	394,979
Gtech Spa	23,732	723,272
Luxottica Group SpA	8,165	437,574
Prysmian SpA	5,130	132,082
Snam SpA	9,198	51,411
Terna Rete Elettrica Nazionale SpA	282,088	1,408,771
Tod’s SpA	1,350	225,409

		6,405,540

Japan - 25.1%
Aeon Co., Ltd. (a)	77,000	1,043,864
Aisin Seiki Co., Ltd. (a)	34,400	1,398,569
Alfresa Holdings Corp. (a)	15,000	744,520
Asahi Kasei Corp. (a)	71,000	556,911
Bank of Kyoto Ltd./The (a)	12,000	100,317
Bank of Yokohama Ltd./The (a)	165,000	920,573
Benesse Holdings, Inc. (a)	12,700	510,213
Bridgestone Corp. (a)	51,400	1,947,387
Brother Industries Ltd. (a)	43,100	589,543
Calbee, Inc. (a)	4,800	116,569
Canon, Inc. (a)	6,300	201,023
Central Japan Railway Co. (a)	22,700	2,675,243
Chiba Bank Ltd./The (a)	92,000	620,876
Chiyoda Corp. (a)	10,000	145,165
Chubu Electric Power Co., Inc. (a)	26,800	346,466
Chugoku Bank Ltd./The (a)	6,700	85,158
Coca-Cola West Co., Ltd. (a)	33,300	705,289
Dai Nippon Printing Co., Ltd. (a)	66,000	701,063
Daicel Corp. (a)	137,000	1,116,525
Daihatsu Motor Co., Ltd. (a)	70,100	1,189,089
Daiichi Sankyo Co., Ltd. (a)	29,000	530,264
Daiwa House Industry Co., Ltd. (a)	44,000	852,509
Denso Corp. (a)	51,200	2,704,829
East Japan Railway Co. (a)	17,100	1,362,149
Electric Power Development Co., Ltd. (a)	14,700	428,605
FamilyMart Co., Ltd. (a)	4,800	219,295
Fuji Electric Co., Ltd.	401,000	1,878,857
FUJIFILM Holdings Corp.	18,000	510,931
Fukuoka Financial Group, Inc. (a)	155,000	680,365
Gunma Bank Ltd./The (a)	22,000	122,922
Hachijuni Bank Ltd./The (a)	13,000	75,890
Hakuhodo DY Holdings, Inc. (a)	4,800	37,213
Hikari Tsushin, Inc. (a)	10,000	754,357
Hino Motors Ltd. (a)	86,000	1,354,736
Hirose Electric Co., Ltd. (a)	2,000	285,103
Hiroshima Bank Ltd./The (a)	31,000	128,456
Hisamitsu Pharmaceutical Co., Inc. (a)	1,700	85,667
Hitachi Chemical Co., Ltd. (a)	16,100	256,768
Hokuhoku Financial Group, Inc.	92,000	183,939
Hokuriku Electric Power Co. (a)	15,400	209,138
Hoya Corp. (a)	33,000	917,793
Idemitsu Kosan Co., Ltd. (a)	10,400	236,763
IHI Corp. (a)	5,000	21,623

The accompanying notes are an integral part of these financial statements.	(Continued)

188	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR STYLE PREMIA ALTERNATIVE FUND

	SHARES	VALUE (Note 3)
Japan - 25.1% (continued)
ITOCHU Corp. (a)	68,700	$849,313
Itochu Techno-Solutions Corp. (a)	3,900	158,080
Iyo Bank Ltd./The (a)	12,000	117,732
J Front Retailing Co., Ltd. (a)	21,000	159,312
Japan Airlines Co., Ltd. (a)	81,800	4,035,299
Japan Petroleum Exploration Co. (a)	6,100	231,353
Japan Tobacco, Inc. (a)	31,100	1,011,955
JFE Holdings, Inc. (a)	19,100	455,154
JGC Corp. (a)	27,000	1,059,583
Joyo Bank Ltd./The (a)	58,000	296,564
JSR Corp. (a)	31,600	612,500
JTEKT Corp. (a)	31,100	530,657
JX Holdings, Inc. (a)	9,400	48,405
Kamigumi Co., Ltd. (a)	17,000	155,983
Kaneka Corp. (a)	75,000	492,461
KDDI Corp. (a)	29,500	1,817,650
Keyence Corp. (a)	1,500	642,278
Kinden Corp. (a)	25,000	261,741
Koito Manufacturing Co., Ltd. (a)	26,000	496,798
Konica Minolta, Inc. (a)	40,000	399,732
Kuraray Co., Ltd. (a)	31,000	370,041
Kurita Water Industries Ltd. (a)	46,500	964,651
Kyocera Corp. (a)	4,700	234,960
Lawson, Inc. (a)	6,300	471,466
LIXIL Group Corp. (a)	900	24,707
Mabuchi Motor Co., Ltd. (a)	1,800	107,112
Makita Corp. (a)	4,500	236,667
Marubeni Corp. (a)	122,000	878,287
Maruichi Steel Tube Ltd. (a)	7,100	179,342
Medipal Holdings Corp. (a)	20,100	265,349
MEIJI Holdings Co., Ltd. (a)	2,300	147,838
Miraca Holdings, Inc. (a)	12,200	575,551
Mitsubishi Electric Corp. (a)	35,000	440,106
Mitsubishi Heavy Industries, Ltd. (a)	92,000	569,809
Mitsubishi Tanabe Pharma Corp. (a)	45,000	627,615
Mitsubishi UFJ Financial Group, Inc. (a)	224,800	1,492,536
Mitsui & Co., Ltd. (a)	13,200	184,023
Mizuho Financial Group, Inc. (a)	650,400	1,412,039
MS&AD Insurance Group Holdings (a)	61,000	1,639,618
Murata Manufacturing Co., Ltd. (a)	10,500	933,800
Namco Bandai Holdings, Inc. (a)	107,600	2,388,987
Nexon Co., Ltd. (a)	43,000	397,321
NGK Spark Plug Co., Ltd. (a)	9,000	213,306
NHK Spring Co., Ltd. (a)	40,700	459,854
Nippon Express Co., Ltd. (a)	90,000	435,655
Nippon Telegraph & Telephone Corp. (a)	65,200	3,511,698
Nishi-Nippon City Bank Ltd./The (a)	64,000	172,412
Nissin Foods Holdings Co., Ltd. (a)	200	8,440
Nitori Holdings Co., Ltd. (a)	2,300	217,757
NKSJ Holdings, Inc. (a)	2,400	66,801
Nomura Research Institute Ltd. (a)	20,100	635,217
Omron Corp. (a)	35,700	1,577,700
Ono Pharmaceutical Co., Ltd. (a)	800	70,124
Oracle Corp. Japan (a)	3,300	120,629
Oriental Land Co., Ltd. (a)	8,700	1,254,662
Osaka Gas Co., Ltd. (a)	213,000	836,583
Otsuka Corp. (a)	9,300	1,188,114

	SHARES	VALUE (Note 3)
Japan - 25.1% (continued)
Otsuka Holdings Co., Ltd. (a)	82,600	$2,384,987
Park24 Co., Ltd. (a)	13,700	258,367
Resona Holdings, Inc. (a)	481,600	2,457,349
Ricoh Co., Ltd. (a)	137,000	1,456,970
Rinnai Corp. (a)	4,700	366,169
Rohm Co., Ltd. (a)	16,300	795,066
Sankyo Co., Ltd. (a)	17,000	784,059
Santen Pharmaceutical Co., Ltd. (a)	1,600	74,548
Secom Co., Ltd. (a)	10,900	657,651
Sega Sammy Holdings, Inc. (a)	26,900	685,551
Seiko Epson Corp. (a)	67,900	1,828,176
Sekisui Chemical Co., Ltd. (a)	217,000	2,662,918
Seven & I Holdings Co., Ltd. (a)	25,300	1,007,356
Shimadzu Corp. (a)	26,000	226,358
Shimamura Co., Ltd. (a)	8,800	824,882
Shimano, Inc. (a)	100	8,585
Shinsei Bank Ltd.	56,000	137,083
Shionogi & Co., Ltd. (a)	54,000	1,172,323
Showa Shell Sekiyu KK (a)	24,600	250,056
SMC Corp. (a)	2,200	555,255
SoftBank Corp. (a)	7,300	640,581
Stanley Electric Co., Ltd. (a)	2,200	50,436
Sumitomo Metal Mining Co., Ltd. (a)	26,000	340,686
Sumitomo Mitsui Financial Group, Inc. (a)	44,300	2,303,750
Sumitomo Rubber Industries Ltd. (a)	56,600	805,685
Suruga Bank Ltd. (a)	24,000	430,974
Suzuken Co., Ltd. (a)	2,400	77,743
Suzuki Motor Corp. (a)	6,500	175,153
T&D Holdings, Inc. (a)	900	12,597
Taisei Corp. (a)	205,000	932,936
Taisho Pharmaceutical Holdings Co., Ltd. (a)	1,200	82,486
Takashimaya Co., Ltd. (a)	22,000	219,509
Takeda Pharmaceutical Co., Ltd. (a)	3,100	142,182
THK Co., Ltd. (a)	13,700	342,165
Toho Gas Co., Ltd. (a)	29,000	141,169
Tokio Marine Holdings, Inc. (a)	13,900	465,229
Tokyo Gas Co., Ltd. (a)	283,000	1,394,824
TonenGeneral Sekiyu KK (a)	21,000	192,697
Toppan Printing Co., Ltd. (a)	17,000	136,078
TOTO Ltd. (a)	163,000	2,585,365
Toyo Seikan Kaisha Ltd. (a)	68,400	1,472,529
Toyo Suisan Kaisha Ltd. (a)	19,000	570,775
Toyoda Gosei Co., Ltd. (a)	15,000	349,434
Toyota Industries Corp. (a)	9,400	424,923
Toyota Motor Corp. (a)	29,800	1,817,058
Unicharm Corp. (a)	100	5,706
USS Co., Ltd. (a)	700	9,602
West Japan Railway Co. (a)	12,700	550,271
Yamaguchi Financial Group, Inc. (a)	15,000	139,098
Yamato Holdings Co., Ltd. (a)	45,100	912,071
Yamato Kogyo Co., Ltd. (a)	300	9,594
Yokohama Rubber Co., Ltd./The (a)	5,000	49,168

		105,072,045

Netherlands - 1.8%
Akzo Nobel NV (a)	2,430	188,437
Heineken NV (a)	687	46,432

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	189

Consolidated Schedule of Investments	December 31, 2013

AQR STYLE PREMIA ALTERNATIVE FUND

	SHARES	VALUE (Note 3)
Netherlands - 1.8% (continued)
Koninklijke Ahold NV (a)	111,380	$2,001,626
Koninklijke DSM NV (a)	7,361	579,299
Koninklijke Philips NV (a)	23,445	863,273
Nutreco NV (a)	18,033	896,681
Randstad Holding NV (a)	3,900	253,083
Royal Dutch Shell PLC, A Shares (a)	45,022	1,607,411
Wolters Kluwer NV (a)	32,389	924,847

		7,361,089

Norway - 1.4%
DNB ASA (a)	82,892	1,487,759
Gjensidige Forsikring ASA (a)	22,148	423,598
Statoil ASA (a)	77,565	1,886,111
Telenor ASA (a)	80,699	1,928,190
Yara International ASA (a)	5,510	237,637

		5,963,295

Portugal - 0.1%
EDP - Energias de Portugal SA	141,221	518,718

Spain - 2.8%
ACS Actividades de Construccion y Servicios SA (a)	18,798	647,995
Amadeus IT Holding SA, A Shares (a)	6,541	280,186
Banco Bilbao Vizcaya Argentaria SA (a)	1,585	19,607
Banco Santander SA (a)	83,095	747,232
Bankinter SA (a)	78,552	539,782
Bolsas y Mercados Espanoles SA (a)	23,140	881,022
Distribuidora Internacional de Alimentacion SA (a)	69,790	624,894
Ebro Foods SA (a)	10,150	237,948
Enagas SA (a)	49,390	1,290,158
Endesa SA †	19,902	638,399
Ferrovial SA (a)	44,575	863,499
Gas Natural SDG SA (a)	74,346	1,913,617
Iberdrola SA (a)	112,741	719,486
Repsol SA (a)	86,486	2,182,312

		11,586,137

Sweden - 2.3%
Alfa Laval AB (a)	5,898	151,538
Assa Abloy AB, Class B (a)	7,836	414,870
Atlas Copco AB, A Shares (a)	1,320	36,651
Getinge AB, B Shares (a)	4,546	155,828
ICA Gruppen AB †	15,258	477,240
Modern Times Group AB, B Shares (a)	6,079	315,133
Nordea Bank AB (a)	144,411	1,947,064
Securitas AB, B Shares (a)	79,055	841,177
Skandinaviska Enskilda Banken AB, Class A (a)	107,531	1,420,621
Skanska AB, B Shares (a)	16,396	335,432
SKF AB, B Shares (a)	18,805	493,169
Svenska Cellulosa AB SCA, B Shares (a)	33,665	1,037,147
Swedbank AB, A Shares (a)	8,868	249,805
Telefonaktiebolaget LM Ericsson, B Shares (a)	89,503	1,092,787
TeliaSonera AB (a)	101,444	846,084
Trelleborg AB, B Shares	519	10,336

		9,824,882

	SHARES	VALUE (Note 3)
Switzerland - 3.4%
Actelion Ltd. †(a)	2,055	$174,307
Aryzta AG †(a)	1,422	109,265
Baloise Holding AG (a)	1,926	245,592
Credit Suisse Group AG †(a)	10,158	313,510
DKSH Holding AG (a)	6,349	493,938
EMS-Chemie Holding AG	241	85,934
Galenica AG (a)	451	454,021
Givaudan SA †(a)	811	1,160,188
Helvetia Holding AG (a)	21	10,542
Lonza Group AG †(a)	3,474	330,145
Nestle SA (a)	4,071	298,364
Novartis AG (a)	39,558	3,170,549
OC Oerlikon Corp. AG †(a)	6,449	96,609
Roche Holding AG (a)	12,447	3,486,732
Sika AG (a)	86	306,456
Straumann Holding AG (a)	392	73,544
Swiss Re AG †(a)	24,922	2,297,521
Swisscom AG (a)	1,557	822,865
Transocean Ltd. (a)	5,726	280,228

		14,210,310

TOTAL COMMON STOCKS (Cost $186,359,456)		192,267,874

PREFERRED STOCKS - 1.4%

Germany - 1.4%
Fuchs Petrolub SE (a)	104	10,188
Henkel AG & Co. KGaA (a)	11,728	1,363,200
Porsche Automobil Holding SE	20,407	2,130,318
Volkswagen AG	8,373	2,356,320

TOTAL PREFERRED STOCKS (Cost $5,343,656)		5,860,026

MONEY MARKET FUNDS - 69.2%
BlackRock Liquidity Funds TempFund Portfolio - Series I, Institutional Shares, 0.050% (b)	8,170,434	8,170,434
Dreyfus Treasury Cash Management, Class I, 0.010% (b)	32,625,413	32,625,413
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.000% (b)^	208,379,091	208,379,091
UBS Money Series - UBS Select Treasury Preferred Fund, Class I, 0.010% (b)	40,767,686	40,767,686

TOTAL MONEY MARKET FUNDS (Cost $289,942,624)		289,942,624

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT (Cost $481,645,736)		488,070,524

SECURITIES SOLD SHORT- (39.6)%

COMMON STOCKS - (39.6)%

Belgium - (0.4)%
Anheuser-Busch InBev NV	(3,025)	(321,667)
UCB SA	(17,425)	(1,298,193)

		(1,619,860)

The accompanying notes are an integral part of these financial statements.	(Continued)

190	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR STYLE PREMIA ALTERNATIVE FUND

	SHARES	VALUE (Note 3)
Bermuda - (0.1)%
Seadrill Ltd.	(4,909)	$(201,193)

Denmark - (0.9)%
Carlsberg A/S, Class B	(1,511)	(167,198)
Danske Bank A/S †	(11,324)	(260,131)
FLSmidth & Co. A/S	(14,700)	(803,892)
GN Store Nord A/S	(2,178)	(53,527)
Novo Nordisk A/S, Class B	(6,423)	(1,177,690)
Vestas Wind Systems A/S †	(22,469)	(665,340)
William Demant Holding A/S †	(4,869)	(472,999)

		(3,600,777)

Finland - (1.2)%
Cargotec OYJ, B Shares	(19,957)	(742,785)
Kone OYJ, Class B	(1,036)	(46,722)
Metso OYJ	(39,639)	(1,695,043)
Nokia OYJ †	(213,746)	(1,727,068)
Nokian Renkaat OYJ	(10,767)	(516,325)
Wartsila OYJ	(4,935)	(243,301)

		(4,971,244)

Germany - (5.1)%
Adidas AG	(4,189)	(534,173)
Aixtron SE †	(83,750)	(1,214,982)
Bayerische Motoren Werke AG	(8,230)	(966,471)
Beiersdorf AG	(2,169)	(219,903)
Commerzbank AG †	(136,183)	(2,198,456)
Daimler AG	(6,981)	(605,843)
Deutsche Bank AG	(23,724)	(1,139,735)
Deutsche Boerse AG	(3,354)	(277,959)
E.ON SE	(8,612)	(159,218)
HeidelbergCement AG	(6,699)	(508,690)
Infineon Technologies AG	(32,571)	(347,908)
LANXESS AG	(37,653)	(2,515,948)
Metro AG	(4,724)	(229,019)
MTU Aero Engines AG	(4,515)	(443,694)
Rheinmetall AG	(3,401)	(209,823)
RWE AG	(55,254)	(2,024,453)
Salzgitter AG	(16,169)	(689,531)
SAP AG	(34,284)	(2,973,165)
Sky Deutschland AG †	(21,124)	(233,484)
Software AG	(19,380)	(678,985)
ThyssenKrupp AG †	(61,257)	(1,493,757)
Wacker Chemie AG	(15,854)	(1,757,536)

		(21,422,733)

Italy - (0.7)%
Banca Popolare dell’Emilia Romagna SC †	(3,745)	(35,734)
Buzzi Unicem SpA	(4,779)	(86,017)
Fiat SpA †	(6,418)	(52,531)
Mediaset SpA †	(218,266)	(1,035,110)
Mediobanca SpA †	(6,149)	(53,772)
Salvatore Ferragamo SpA	(6,438)	(244,896)
Telecom Italia SpA	(647,608)	(645,767)
UniCredit SpA	(55,468)	(409,168)
Unione di Banche Italiane SCPA	(36,457)	(247,153)

		(2,810,148)

	SHARES	VALUE (Note 3)
Japan - (20.8)%
ABC-Mart, Inc.	(3,300)	$(144,172)
Acom Co., Ltd. †	(378,600)	(1,289,979)
Advantest Corp.	(184,000)	(2,292,725)
Aeon Credit Service Co., Ltd.	(38,200)	(1,024,348)
Ajinomoto Co., Inc.	(26,000)	(376,394)
Amada Co., Ltd.	(201,000)	(1,775,097)
Aozora Bank Ltd.	(416,000)	(1,178,898)
Asahi Glass Co., Ltd.	(90,000)	(560,411)
Asahi Group Holdings Ltd.	(8,500)	(239,867)
Asics Corp.	(8,100)	(138,447)
Astellas Pharma, Inc.	(2,300)	(136,360)
Casio Computer Co., Ltd.	(45,900)	(562,453)
Chugai Pharmaceutical Co., Ltd.	(5,200)	(115,102)
Chugoku Electric Power Co., Inc./The	(600)	(9,342)
Citizen Holdings Co., Ltd.	(29,200)	(246,362)
Credit Saison Co., Ltd.	(53,400)	(1,407,730)
Daido Steel Co., Ltd.	(34,000)	(169,204)
Dai-ichi Life Insurance Co., Ltd./The	(76,200)	(1,275,056)
Daikin Industries Ltd.	(9,800)	(611,547)
Dainippon Sumitomo Pharma Co., Ltd.	(12,100)	(189,522)
Dentsu, Inc.	(16,300)	(666,648)
Disco Corp.	(1,800)	(119,472)
Don Quijote Holdings Co., Ltd.	(500)	(30,310)
Eisai Co., Ltd.	(19,100)	(740,260)
FANUC Corp.	(15,200)	(2,785,258)
Fast Retailing Co., Ltd.	(2,000)	(826,046)
Fuji Heavy Industries Ltd.	(8,200)	(235,659)
Fujitsu Ltd. †	(132,000)	(684,114)
Furukawa Electric Co., Ltd.	(660,000)	(1,659,183)
GS Yuasa Corp.	(364,000)	(2,094,372)
Hamamatsu Photonics KK	(2,000)	(80,030)
Hankyu Hanshin Holdings, Inc.	(56,000)	(302,594)
Hitachi Capital Corp.	(9,700)	(282,941)
Hitachi Construction Machinery Co., Ltd.	(43,300)	(926,548)
Hitachi High-Technologies Corp.	(6,300)	(158,615)
Hitachi Ltd.	(104,000)	(788,544)
Hitachi Metals Ltd.	(88,000)	(1,245,138)
Hokkaido Electric Power Co., Inc. †	(95,500)	(1,098,981)
Honda Motor Co., Ltd.	(2,100)	(86,682)
Ibiden Co., Ltd.	(5,200)	(97,369)
Inpex Corp.	(36,400)	(466,873)
Isetan Mitsukoshi Holdings Ltd.	(56,400)	(802,892)
Isuzu Motors Ltd.	(68,000)	(424,112)
Japan Steel Works Ltd./The	(188,000)	(1,053,463)
Kajima Corp.	(11,000)	(41,371)
Kansai Electric Power Co., Inc./The †	(800)	(9,208)
Kansai Paint Co., Ltd.	(19,000)	(280,971)
Kao Corp.	(23,400)	(736,675)
Kawasaki Heavy Industries Ltd.	(260,000)	(1,091,942)
Keikyu Corp.	(48,000)	(395,765)
Keio Corp.	(31,000)	(206,583)
Keisei Electric Railway Co., Ltd.	(6,000)	(55,208)
Kikkoman Corp.	(12,000)	(226,900)
Kintetsu Corp.	(309,000)	(1,084,238)
Kobe Steel Ltd. †	(194,000)	(332,591)
Komatsu Ltd.	(4,200)	(86,231)
Konami Corp.	(29,100)	(672,902)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	191

Consolidated Schedule of Investments	December 31, 2013

AQR STYLE PREMIA ALTERNATIVE FUND

	SHARES	VALUE (Note 3)
Japan - (20.8)% (continued)
Kubota Corp.	(10,000)	$(165,872)
Kyowa Hakko Kirin Co., Ltd.	(31,000)	(342,086)
Kyushu Electric Power Co., Inc. †	(34,400)	(439,349)
M3, Inc.	(267)	(668,666)
Marui Group Co., Ltd.	(46,400)	(471,949)
Mazda Motor Corp. †	(259,000)	(1,342,155)
Mitsubishi Chemical Holdings Corp.	(118,500)	(548,387)
Mitsubishi Corp.	(34,100)	(654,649)
Mitsubishi Logistics Corp.	(71,000)	(1,123,958)
Mitsubishi Materials Corp.	(74,000)	(273,537)
Mitsubishi UFJ Lease & Finance Co., Ltd.	(40,500)	(248,988)
Mitsui Chemicals, Inc.	(345,000)	(834,215)
Mitsui OSK Lines Ltd.	(84,000)	(379,108)
Nabtesco Corp.	(15,400)	(355,413)
NGK Insulators Ltd.	(65,000)	(1,237,007)
Nidec Corp.	(14,900)	(1,467,868)
Nintendo Co., Ltd.	(4,900)	(655,883)
Nippon Electric Glass Co., Ltd.	(191,000)	(1,003,352)
Nippon Shokubai Co., Ltd.	(46,000)	(508,217)
Nippon Steel & Sumitomo Metal Corp.	(478,000)	(1,603,119)
Nippon Yusen KK	(3,000)	(9,592)
Nissan Motor Co., Ltd.	(70,000)	(586,601)
Nitto Denko Corp.	(7,600)	(321,363)
NOK Corp.	(14,000)	(229,306)
NSK Ltd.	(16,000)	(199,398)
NTT Data Corp.	(8,800)	(325,103)
NTT DOCOMO, Inc.	(30,600)	(503,868)
Obayashi Corp.	(253,000)	(1,443,055)
Odakyu Electric Railway Co., Ltd.	(103,000)	(931,516)
Olympus Corp. †	(60,900)	(1,931,550)
Panasonic Corp.	(4,100)	(47,795)
Rakuten, Inc.	(113,500)	(1,693,810)
Sanrio Co., Ltd.	(2,500)	(105,268)
Seven Bank Ltd.	(96,400)	(377,027)
Sharp Corp. †	(674,000)	(2,145,951)
Shikoku Electric Power Co., Inc. †	(36,100)	(541,371)
Shimizu Corp.	(6,000)	(30,318)
Shin-Etsu Chemical Co., Ltd.	(17,000)	(994,318)
Shiseido Co., Ltd.	(38,600)	(620,742)
Shizuoka Bank Ltd./The	(1,000)	(10,681)
Showa Denko KK	(561,000)	(795,673)
Sojitz Corp.	(132,900)	(236,618)
Sony Corp.	(33,500)	(577,484)
Sony Financial Holdings, Inc.	(37,400)	(681,267)
Sumco Corp.	(46,800)	(412,865)
Sumitomo Chemical Co., Ltd.	(324,000)	(1,271,647)
Sumitomo Electric Industries Ltd.	(25,600)	(427,931)
Sumitomo Heavy Industries Ltd.	(250,000)	(1,151,965)
Sumitomo Mitsui Trust Holdings, Inc.	(163,000)	(862,468)
Sysmex Corp.	(300)	(17,720)
Taiheiyo Cement Corp.	(502,000)	(1,930,566)
Taiyo Nippon Sanso Corp.	(49,000)	(348,907)
TDK Corp.	(50,000)	(2,398,699)
Teijin Ltd.	(208,000)	(463,307)
Terumo Corp.	(10,800)	(521,420)
Tobu Railway Co., Ltd.	(65,000)	(315,181)
Toho Co., Ltd.	(6,800)	(149,598)

	SHARES	VALUE (Note 3)
Japan - (20.8)% (continued)
Tokyo Electric Power Co., Inc †	(37,600)	$(185,258)
Toray Industries, Inc.	(82,000)	(568,015)
Toshiba Corp.	(392,000)	(1,650,247)
Toyota Tsusho Corp.	(22,700)	(562,935)
Trend Micro, Inc.	(14,000)	(490,604)
Tsumura & Co.	(5,900)	(156,349)
Ube Industries Ltd.	(261,000)	(559,016)
Yahoo Japan Corp.	(160,200)	(893,340)
Yakult Honsha Co., Ltd.	(13,300)	(672,026)
Yamada Denki Co., Ltd.	(671,400)	(2,196,134)
Yamaha Corp.	(26,600)	(422,899)
Yamaha Motor Co., Ltd.	(45,900)	(690,078)
Yaskawa Electric Corp.	(102,000)	(1,616,251)
Yokogawa Electric Corp.	(7,900)	(121,461)

		(87,340,045)

Luxembourg - (0.6)%
ArcelorMittal	(120,778)	(2,157,356)
Millicom International Cellular SA SDR	(4,468)	(445,218)

		(2,602,574)

Netherlands - (1.2)%
Aegon NV	(4,369)	(41,403)
ASML Holding NV	(18,220)	(1,706,516)
Delta Lloyd NV	(27,311)	(678,237)
Fugro NV CVA	(24,617)	(1,468,443)
Koninklijke Boskalis Westminster NV	(200)	(10,579)
Koninklijke Vopak NV	(3,670)	(214,850)
SBM Offshore NV †	(10,405)	(211,997)
TNT Express NV	(91,023)	(846,646)

		(5,178,671)

Norway - (0.8)%
Aker Solutions ASA	(99,913)	(1,788,807)
Norsk Hydro ASA	(58,383)	(261,178)
Petroleum Geo-Services ASA	(75,010)	(886,063)
Schibsted ASA	(1,734)	(114,913)
TGS Nopec Geophysical Co. ASA	(16,544)	(439,602)

		(3,490,563)

Portugal - (0.1)%
Banco Espirito Santo SA	(321,253)	(458,790)

Spain - (2.4)%
Banco de Sabadell SA	(513,090)	(1,339,789)
Banco Popular Espanol SA †	(59,507)	(359,431)
Bankia SA †	(956,998)	(1,625,972)
CaixaBank SA	(185,182)	(964,575)
Grifols SA	(37,400)	(1,789,718)
Inditex SA	(11,554)	(1,907,695)
Indra Sistemas SA	(7,997)	(133,869)
Mapfre SA	(271,166)	(1,163,135)
Mediaset Espana Comunicacion SA †	(44,934)	(519,148)
Red Electrica Corp. SA	(221)	(14,754)
Telefonica SA	(11,005)	(179,940)

		(9,998,026)

The accompanying notes are an integral part of these financial statements.	(Continued)

192	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR STYLE PREMIA ALTERNATIVE FUND

	SHARES	VALUE (Note 3)
Sweden - (1.8)%
Boliden AB	(75,336)	$(1,155,018)
Electrolux AB, Series B	(6,204)	(162,127)
Hennes & Mauritz AB, B Shares	(15,907)	(732,620)
Hexagon AB, B Shares	(713)	(22,554)
Husqvarna AB, B Shares	(8,306)	(50,014)
Sandvik AB	(153,160)	(2,161,653)
Scania AB, B Shares	(58,190)	(1,140,487)
SSAB AB, A Shares	(192,886)	(1,481,762)
Svenska Handelsbanken AB, A Shares	(8,536)	(419,688)
Swedish Match AB	(5,170)	(166,221)

		(7,492,144)

Switzerland - (3.1)%
ABB Ltd. †	(2,295)	(60,680)
Adecco SA †	(2,067)	(164,092)
Barry Callebaut AG †	(73)	(91,734)
Cie Financiere Richemont SA	(8,739)	(873,004)
Dufry AG †	(3,835)	(673,731)
GAM Holding AG †	(22,366)	(435,475)
Geberit AG	(1,491)	(452,341)
Holcim Ltd. †	(8,801)	(658,004)
Julius Baer Group Ltd. †	(20,253)	(973,279)
Kuehne + Nagel International AG	(4,891)	(642,870)
Panalpina Welttransport Holding AG	(246)	(41,242)
Partners Group Holding AG	(442)	(117,757)
Schindler Holding AG	(6,110)	(899,476)
SGS SA	(276)	(635,422)
Sonova Holding AG †	(2,866)	(386,465)
STMicroelectronics NV	(114,096)	(911,581)
Sulzer AG	(1,707)	(275,819)
Swatch Group AG/The	(731)	(484,510)
Syngenta AG	(3,671)	(1,463,617)
UBS AG †	(110,151)	(2,109,100)
Zurich Insurance Group AG †	(2,801)	(812,470)

		(13,162,669)

United Kingdom - (0.4)%
CNH Industrial NV †	(55,905)	(638,804)
Subsea 7 SA	(53,550)	(1,026,601)

		(1,665,405)

TOTAL COMMON STOCKS SOLD SHORT (proceeds $158,579,762)		(166,014,842)

TOTAL SECURITIES SOLD SHORT (proceeds $158,579,762)		(166,014,842)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT - 76.9% (Cost $323,065,974)		322,055,682

OTHER ASSETS IN EXCESS OF LIABILITIES - 23.1% (c)		97,159,287

NET ASSETS - 100.0%		$419,214,969

SECTOR	VALUE	% OF NET ASSETS
Consumer Discretionary	$8,305,641	2.0%
Consumer Staples	10,247,599	2.4
Energy	2,884,549	0.7
Financials	5,597,839	1.3
Health Care	8,908,857	2.1
Industrials	(960,847)	(0.3)
Information Technology	(8,097,983)	(1.9)
Materials	(13,907,254)	(3.2)
Telecommunication Services	11,450,111	2.8
Utilities	7,684,546	1.8
Money Market Funds^	289,942,624	69.2

Total Investments	322,055,682	76.9
Other Assets in Excess of Liabilities (c)	97,159,287	23.1

Net Assets	$419,214,969	100.0%

†	Non income-producing security.
(a)	All or a portion of this security has been segregated as collateral for securities sold short and can be sold or replaced subject to the broker’s right to re-hypothecate. At December 31, 2013, the value of these securities was $182,589,040.
(b)	Represents annualized seven-day yield as of December 31, 2013.
(c)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.
^	All of a portion represents positions held in the respective Subsidiary (Note 2).

All securities are Level 2 with respect to ASC 820 (See Note 5).

The following abbreviations are used in portfolio descriptions:

CVA - Dutch Certification

SDR - Special Drawing Rights

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	193

Consolidated Schedule of Investments	December 31, 2013

AQR STYLE PREMIA ALTERNATIVE FUND

Total return swap contracts outstanding as of December 31, 2013:

Over the Counter

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Capital	10-Year Canadian Bond	3/20/2014	CAD	81,683,338	$(883,606)
Barclays Capital	10-Year Japanese Government Bond	3/11/2014	JPY	(13,671,337,700)	529,643
Bank of America	30-Year Euro Buxl Bond	3/6/2014	EUR	(13,151,706)	295,938
Bank of America	Bovespa Index	2/12/2014	BRL	(42,233,792)	(431,821)
Barclays Capital	Corn Futures^	3/14/2014	USD	7,596,450	(295,733)
Barclays Capital	Corn Futures^	3/14/2014	USD	(17,278,913)	567,488
Bank of America	Euro - Bobl Futures	3/6/2014	EUR	17,470,924	(239,120)
Bank of America	Euro - Bund Futures	3/6/2014	EUR	6,217,534	(128,279)
Bank of America	Euro - SCHATZ Futures	3/6/2014	EUR	114,941,632	(313,415)
Barclays Capital	Gold 100 OZ Futures^	2/26/2014	USD	(14,748,540)	922,090
Barclays Capital	Long Gilt Futures	3/27/2014	GBP	(17,516,092)	589,981
Bank of America	MSCI Taiwan Stock Index Futures	1/28/2014	USD	3,931,520	101,040
Bank of America	Russian Depository Index	3/19/2014	USD	12,980,264	348,122
Barclays Capital	Soybean Futures^	3/14/2014	USD	35,887,500	(343,750)
Bank of America	Swiss Market Index Futures	3/21/2014	CHF	(34,712,910)	(2,003,128)
Bank of America	U.S. Treasury 10-Year Note Futures	3/20/2014	USD	141,357,123	(2,560,248)
Bank of America	U.S. Treasury 2-Year Note Futures	3/31/2014	USD	138,767,706	(285,831)
Bank of America	U.S. Treasury 5-Year Note Futures	3/31/2014	USD	10,637,854	(138,353)
Bank of America	U.S. Treasury Long Bond Futures	3/20/2014	USD	(23,879,103)	397,915

					$(3,871,067)

Money Market Fund is pledged as collateral to Bank of America for total return swap contracts in the amount of $10,930,026. Additional cash held as collateral for Barclays Capital was $2,400,000.

^	Represents positions held in the respective Subsidiary (Note 2).

Open futures contracts outstanding at December 31, 2013:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
101	J.P. Morgan	LME Copper Futures^	January 31, 2014	$18,336,661	$18,604,301	$267,640
8	J.P. Morgan	LME Copper Futures^	February 14, 2014	1,392,717	1,473,900	81,183
12	J.P. Morgan	LME Copper Futures^	February 20, 2014	2,098,294	2,210,325	112,031
1	J.P. Morgan	LME Copper Futures^	February 21, 2014	174,647	184,156	9,509
18	J.P. Morgan	LME Copper Futures^	March 5, 2014	3,187,162	3,314,812	127,650
20	J.P. Morgan	LME Copper Futures^	March 12, 2014	3,608,042	3,683,125	75,083
106	J.P. Morgan	LME Copper Futures^	March 17, 2014	18,579,371	19,519,238	939,867
228	Goldman Sachs	Natural Gas Futures^	February 19, 2014	9,209,632	9,644,400	434,768
31	Goldman Sachs	Soybean Futures^	March 14, 2014	2,044,519	2,003,375	(41,144)
189	Barclays Capital	DAX Index Futures	March 21, 2014	59,540,841	62,437,504	2,896,663
348	Barclays Capital	Euro Stoxx 50 Index	March 21, 2014	14,175,959	14,879,351	703,392
66	Barclays Capital	FTSE 100 Index Futures	March 21, 2014	7,046,837	7,319,879	273,042
106	Barclays Capital	FTSE/JSE Top 40 Index Futures	March 20, 2014	3,975,543	4,213,728	238,185

The accompanying notes are an integral part of these financial statements.	(Continued)

194	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR STYLE PREMIA ALTERNATIVE FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
479	Barclays Capital	Hang Seng Index Futures	January 29, 2014	$70,762,206	$72,066,511	$1,304,305
22	Barclays Capital	H-SHARES Index Futures	January 29, 2014	1,508,776	1,536,734	27,958
228	Barclays Capital	IBEX 35 Index Futures	January 17, 2014	29,261,470	30,956,321	1,694,851
240	Barclays Capital	S&P/Toronto Stock Exchange 60 Index Futures	March 20, 2014	33,910,281	35,286,608	1,376,327
121	Barclays Capital	SPI 200 Index Futures	March 20, 2014	13,702,153	14,364,038	661,885
291	Barclays Capital	TOPIX Index Futures	March 13, 2014	34,613,753	35,991,597	1,377,844
1,488	J.P. Morgan	90-Day EURODollar Futures	June 16, 2014	370,843,422	370,828,200	(15,222)
1,800	J.P. Morgan	90-Day EURODollar Futures	September 15, 2014	448,390,764	448,357,500	(33,264)
733	J.P. Morgan	90-Day EURODollar Futures	December 15, 2014	182,614,108	182,462,025	(152,083)
1,385	J.P. Morgan	Australia 3-Year Bond Futures	March 17, 2014	134,013,564	134,234,930	221,366
941	J.P. Morgan	Bank Acceptance Futures	December 15, 2014	218,551,296	218,562,697	11,401
196	J.P. Morgan	Canadian 3-Month Bank Acceptance Futures	June 16, 2014	45,555,602	45,551,894	(3,708)
41	J.P. Morgan	Canadian 3-Month Bank Acceptance Futures	September 15, 2014	9,526,316	9,527,748	1,432

				1,736,623,936	1,749,214,897	12,590,961

Short Contracts:
8	Goldman Sachs	Brent Crude Futures^	March 13, 2014	(894,865)	(884,240)	10,625
156	Goldman Sachs	Gold 100 OZ Futures^	February 26, 2014	(20,127,259)	(18,755,880)	1,371,379
101	J.P. Morgan	LME Copper Futures^	January 31, 2014	(18,381,790)	(18,604,301)	(222,511)
8	J.P. Morgan	LME Copper Futures^	February 14, 2014	(1,392,807)	(1,473,900)	(81,093)
12	J.P. Morgan	LME Copper Futures^	February 20, 2014	(2,091,575)	(2,210,325)	(118,750)
1	J.P. Morgan	LME Copper Futures^	February 21, 2014	(174,748)	(184,156)	(9,408)
18	J.P. Morgan	LME Copper Futures^	March 5, 2014	(3,184,740)	(3,314,812)	(130,072)
20	J.P. Morgan	LME Copper Futures^	March 12, 2014	(3,612,502)	(3,683,124)	(70,622)
49	J.P. Morgan	LME Copper Futures^	March 17, 2014	(8,779,499)	(9,023,043)	(243,544)
73	Goldman Sachs	Silver Futures^	March 27, 2014	(7,655,278)	(7,070,050)	585,228
26	Goldman Sachs	WTI Crude Futures^	January 21, 2014	(2,488,760)	(2,558,920)	(70,160)
424	Barclays Capital	Amsterdam Index Futures	January 17, 2014	(44,450,989)	(46,937,893)	(2,486,904)
131	Barclays Capital	CAC40 Index Futures	January 17, 2014	(7,394,067)	(7,746,615)	(352,548)
331	Barclays Capital	FTSE/MIB Index Futures	March 21, 2014	(41,412,360)	(43,315,807)	(1,903,447)
1	Barclays Capital	KOSPI Index 200 Futures	March 13, 2014	(122,641)	(125,859)	(3,218)
2,574	Barclays Capital	OMXS30 Index Futures	January 17, 2014	(50,799,120)	(53,426,152)	(2,627,032)
509	Barclays Capital	S&P 500 E-Mini Futures	March 21, 2014	(45,058,501)	(46,855,995)	(1,797,494)
212	J.P. Morgan	3-Month Euro Euribor Futures	September 15, 2014	(72,676,155)	(72,678,782)	(2,627)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	195

Consolidated Schedule of Investments	December 31, 2013

AQR STYLE PREMIA ALTERNATIVE FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts: (continued)
720	J.P. Morgan	3-Month Euro Euribor Futures	December 15, 2014	$(246,866,188)	$(246,709,787)	$156,401
1,521	J.P. Morgan	90-Day Sterling Futures	June 18, 2014	(312,933,935)	(312,791,054)	142,881
1,317	J.P. Morgan	90-Day Sterling Futures	September 17, 2014	(270,802,978)	(270,525,300)	277,678
685	J.P. Morgan	90-Day Sterling Futures	December 17, 2014	(140,712,070)	(140,479,157)	232,913
1,998	J.P. Morgan	Australia 10-Year Bond Futures	March 17, 2014	(203,003,727)	(204,560,903)	(1,557,176)

				(1,505,016,554)	(1,513,916,055)	(8,899,501)

				$231,607,382	$235,298,842	$3,691,460

Cash held as collateral at Barclays Capital and J.P. Morgan for futures contracts was $28,467,753 and $8,231,094, respectively at December 31, 2013. Cash held as collateral for Goldman Sachs for futures contracts was $80,427 at December 31, 2013.

^	Represents positions held in the respective Subsidiary (Note 2).

Forward foreign currency exchange contracts outstanding as of December 31, 2013:

Over the Counter

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Brazilian Real, Expiring 03/19/14*	Credit Suisse International	BRL	3,160,000	$1,297,475	$1,315,134	$17,659
Canadian Dollar, Expiring 03/19/14	Credit Suisse International	CAD	13,311,999	12,493,595	12,508,927	15,332
Swiss Franc, Expiring 03/19/14	Credit Suisse International	CHF	9,872,000	11,101,409	11,073,473	(27,936)
Euro, Expiring 03/19/14	Credit Suisse International	EUR	35,714,000	48,936,940	49,130,678	193,738
British Pound, Expiring 03/19/14	Credit Suisse International	GBP	31,647,999	51,803,429	52,379,812	576,383
Hungarian Forint, Expiring 03/19/14	Credit Suisse International	HUF	2,640,000,000	11,922,653	12,167,079	244,426
Indian Rupee, Expiring 03/19/14*	Credit Suisse International	INR	785,000,000	12,462,815	12,467,658	4,843
Japanese Yen, Expiring 03/19/14	Credit Suisse International	JPY	417,035,000	4,064,499	3,961,573	(102,926)
Korean Won, Expiring 03/19/14*	Credit Suisse International	KRW	3,730,000,000	3,518,279	3,517,793	(486)
Mexican Peso, Expiring 03/19/14	Credit Suisse International	MXN	149,000,000	11,178,700	11,343,733	165,033
Norwegian Krone, Expiring 03/19/14	Credit Suisse International	NOK	78,907,000	12,859,903	12,973,371	113,468
New Zealand Dollar, Expiring 03/19/14	Credit Suisse International	NZD	39,255,000	32,198,349	32,107,254	(91,095)
Poland Zloty, Expiring 03/19/14	Credit Suisse International	PLN	66,300,000	21,539,114	21,844,619	305,505

The accompanying notes are an integral part of these financial statements.	(Continued)

196	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR STYLE PREMIA ALTERNATIVE FUND

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Singapore Dollar, Expiring 03/19/14	Credit Suisse International	SGD	2,750,000	$2,192,897	$2,179,236	$(13,661)
Turkish Lira, Expiring 03/19/14	Credit Suisse International	TRY	59,000,000	28,273,694	27,021,012	(1,252,682)
Taiwanese Dollar, Expiring 03/19/14*	Credit Suisse International	TWD	87,000,000	2,946,584	2,925,403	(21,181)
South African Rand, Expiring 03/19/14	Credit Suisse International	ZAR	25,300,000	2,399,724	2,385,748	(13,976)

				$271,190,059	$271,302,503	$112,444

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/19/14	Credit Suisse International	AUD	(30,555,000)	$(27,562,007)	$(27,149,187)	$412,820
Brazilian Real, Expiring 03/19/14*	Credit Suisse International	BRL	(58,540,000)	(24,249,648)	(24,363,279)	(113,631)
Canadian Dollar, Expiring 03/19/14	Credit Suisse International	CAD	(2,022,000)	(1,899,300)	(1,900,019)	(719)
Swiss Franc, Expiring 03/19/14	Credit Suisse International	CHF	(42,332,000)	(46,924,250)	(47,484,016)	(559,766)
Danish Krone, Expiring 03/19/14	Credit Suisse International	DKK	(2,977,000)	(547,567)	(549,303)	(1,736)
Euro, Expiring 03/19/14	Credit Suisse International	EUR	(7,323,000)	(10,045,900)	(10,074,033)	(28,133)
British Pound, Expiring 03/19/14	Credit Suisse International	GBP	(7,498,000)	(12,287,688)	(12,409,752)	(122,064)
Israeli Shekel, Expiring 03/19/14	Credit Suisse International	ILS	(25,300,000)	(7,202,710)	(7,278,052)	(75,342)
Indian Rupee, Expiring 03/19/14*	Credit Suisse International	INR	(21,000,000)	(332,487)	(333,530)	(1,043)
Japanese Yen, Expiring 03/19/14	Credit Suisse International	JPY	(6,327,508,999)	(61,555,972)	(60,107,401)	1,448,571
Korean Won, Expiring 03/19/14*	Credit Suisse International	KRW	(8,360,000,000)	(7,838,837)	(7,884,383)	(45,546)
Mexican Peso, Expiring 03/19/14	Credit Suisse International	MXN	(121,000,000)	(9,179,211)	(9,212,024)	(32,813)
Norwegian Krone, Expiring 03/19/14	Credit Suisse International	NOK	(223,868,999)	(36,338,088)	(36,807,072)	(468,984)
Russian Ruble, Expiring 03/19/14*	Credit Suisse International	RUB	(867,556,000)	(25,995,657)	(26,053,065)	(57,408)
Swedish Krona, Expiring 03/19/14	Credit Suisse International	SEK	(182,621,999)	(27,870,151)	(28,356,971)	(486,820)
Singapore Dollar, Expiring 03/19/14	Credit Suisse International	SGD	(43,130,000)	(34,522,239)	(34,178,348)	343,891
South African Rand, Expiring 03/19/14	Credit Suisse International	ZAR	(63,900,000)	(6,076,701)	(6,025,662)	51,039

				(340,428,413)	(340,166,097)	262,316

				$(69,238,354)	$(68,863,594)	$374,760

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	197

Consolidated Schedule of Investments	December 31, 2013

AQR STYLE PREMIA ALTERNATIVE FUND

Cash is held as collateral for Credit Suisse International for forward foreign currency exchange contracts in the amount of $600,000 at December 31, 2013.

*	Non deliverable forward. See Note 3 in the Notes to Financial Statements.

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HUF - Hungarian Forint

ILS - Israeli Shekel

INR - Indian Rupee

JPY - Japanese Yen

KRW - Korean Won

MXN - Mexican Peso

NOK - Norwegian Krone

NZD - New Zealand Dollar

PLN - Poland Zloty

RUB - Russian Ruble

SEK - Swedish Krona

SGD - Singapore Dollar

TRY - Turkish Lira

TWD - Taiwanese Dollar

USD - United States Dollar

ZAR - South African Rand

The accompanying notes are an integral part of these financial statements.	(Continued)

198	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR STYLE PREMIA ALTERNATIVE FUND

Total Return Basket Swaps* Outstanding at December 31, 2013

Over the Counter

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 3)
Goldman Sachs	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the London Interbank Offered Rate (“LIBOR”), which is denominated in USD based on the local currencies of the positions within the swap.	12 to 13 months maturity ranging from 11/10/2014 -01/02/2015	$251,129

*	See the accompanying “Additional Information — Total Return Basket Swap” for further details.
**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2013.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Bermuda
Aspen Insurance Holdings Ltd.	2,600	$104,946	$2,460
Axis Capital Holdings Ltd.	7,900	376,038	(235)
Endurance Specialty Holdings Ltd.	1,100	61,725	2,812
Marvell Technology Group Ltd.	22,400	311,106	11,006
PartnerRe Ltd.	6,200	620,183	33,483
Signet Jewelers Ltd.	21,500	1,612,874	79,176

			128,702

Ireland
Covidien PLC	5,800	370,764	24,216
Eaton Corp. PLC	4,600	323,091	27,061
Mallinckrodt PLC	21,500	1,107,864	15,726
Seagate Technology PLC	28,100	1,381,224	196,872

			263,875

Panama
Copa Holdings SA	5,600	842,695	53,921

Switzerland
Noble Corp. PLC	5,000	189,395	(2,045)
TE Connectivity Ltd.	35,300	1,816,473	128,910

			126,865

United Kingdom
Delphi Automotive PLC	58,000	3,313,557	173,983
Ensco PLC	16,500	959,309	(15,839)

			158,144

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)

United States
3M Co.	13,800	$1,732,930	$202,520
Aaron’s, Inc.	1,300	36,648	1,572
Abbott Laboratories	15,600	575,267	22,681
AbbVie, Inc.	13,500	659,133	53,802
Abercrombie & Fitch Co.	32,800	1,208,021	(128,573)
Accenture PLC	1,300	95,315	11,571
ACE Ltd.	32,600	3,123,719	251,359
Activision Blizzard, Inc.	119,500	1,996,313	134,372
Advent Software, Inc.	3,900	128,762	7,699
AECOM Technology Corp.	19,700	593,492	(13,721)
Aetna, Inc.	44,300	2,767,554	270,983
Aflac, Inc.	7,600	494,884	12,796
AGCO Corp.	24,700	1,437,363	24,630
Agilent Technologies, Inc.	10,500	536,547	63,948
AGL Resources, Inc.	9,500	453,710	(5,025)
Air Lease Corp.	10,200	303,453	13,563
Akamai Technologies, Inc.	16,400	738,274	35,478
Alaska Air Group, Inc.	23,000	1,658,683	28,827
Alliant Energy Corp.	13,600	713,683	(11,923)
Alliant Techsystems, Inc.	11,600	1,296,881	114,607
Allied World Assurance Co. Holdings AG	1,200	130,102	5,270
Allstate Corp./The	25,100	1,334,233	34,721
Altria Group, Inc.	9,900	369,017	11,044
Amdocs Ltd.	5,900	235,797	7,519
American Electric Power Co., Inc.	28,200	1,328,042	(9,974)
American Express Co.	4,600	377,947	39,411
American Financial Group, Inc.	12,000	673,423	19,217

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	199

Consolidated Schedule of Investments	December 31, 2013

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Ameriprise Financial, Inc.	36,000	$3,652,478	$489,322
AmerisourceBergen Corp.	22,700	1,494,632	101,405
Amgen, Inc.	30,100	3,558,536	(122,320)
Anadarko Petroleum Corp.	1,800	169,614	(26,838)
Analog Devices, Inc.	600	29,361	1,197
AO Smith Corp.	700	36,463	1,295
Aon PLC	20,700	1,631,125	105,398
Apache Corp.	1,100	97,856	(3,322)
Apollo Education Group, Inc.	9,900	248,365	22,103
Archer-Daniels-Midland Co.	79,400	3,247,847	198,113
Ares Capital Corp.	47,900	870,043	(18,860)
Arrow Electronics, Inc.	20,200	995,845	100,005
Assurant, Inc.	30,100	1,820,006	177,731
Atmos Energy Corp.	9,500	422,204	9,286
Atwood Oceanics, Inc.	6,000	313,611	6,729
Autoliv, Inc.	8,000	713,166	21,234
AutoZone, Inc.	1,100	476,291	49,443
Avnet, Inc.	39,400	1,565,672	172,262
Babcock & Wilcox Co./The	16,100	515,966	34,493
Baker Hughes, Inc.	6,600	356,985	7,731
Ball Corp.	17,100	834,589	48,797
Bank of New York Mellon Corp./The	18,100	585,414	47,000
BankUnited, Inc.	7,500	229,573	17,327
Becton Dickinson and Co.	14,000	1,470,580	76,280
Bed Bath & Beyond, Inc.	7,200	552,553	25,607
Bemis Co, Inc.	800	31,907	861
Berkshire Hathaway, Inc.	3,100	357,867	9,669
Best Buy Co., Inc.	13,600	582,722	(40,354)
Big Lots, Inc.	5,000	181,650	(20,200)
Biogen Idec, Inc.	9,000	2,181,089	336,661
BlackRock, Inc.	5,700	1,714,588	89,291
Bob Evans Farms, Inc.	2,900	160,359	(13,648)
Boeing Co./The	8,800	1,165,915	35,197
Broadridge Financial Solutions, Inc.	20,900	747,506	78,462
Brocade Communications Systems, Inc.	298,900	2,464,886	186,357
Bunge Ltd.	400	32,241	603
CA, Inc.	69,800	2,217,220	131,550
Capital One Financial Corp.	23,500	1,631,515	168,820
Cardinal Health, Inc.	14,600	882,801	92,625
CareFusion Corp.	34,100	1,331,669	26,193
Carlisle Cos., Inc.	2,300	166,640	15,980
Carter’s, Inc.	8,100	566,014	15,485
CBS Corp.	9,000	539,455	34,205
Celanese Corp.	2,500	139,153	(878)
Celgene Corp.	13,200	1,986,760	243,512

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Chevron Corp.	34,900	$4,105,716	$253,643
Chubb Corp./The	9,800	902,179	44,795
Church & Dwight Co., Inc.	500	32,491	649
Cigna Corp.	12,400	963,047	121,705
Cimarex Energy Co.	1,400	143,996	2,878
Cintas Corp.	17,200	925,081	99,867
Cisco Systems, Inc.	146,400	3,287,129	(449)
Cleco Corp.	700	32,276	358
Clorox Co./The	4,200	377,210	12,382
CMS Energy Corp.	1,100	30,247	(800)
Coca-Cola Enterprises, Inc.	24,400	1,015,579	61,193
Comcast Corp.	48,300	2,334,156	175,754
Commerce Bancshares, Inc.	1,785	77,931	2,234
Commercial Metals Co.	29,300	539,146	56,523
Computer Sciences Corp.	24,200	1,208,979	143,317
ConocoPhillips	39,400	2,869,029	(85,419)
Consolidated Edison, Inc.	12,100	706,392	(37,504)
Cooper Cos., Inc./The	2,700	345,759	(11,391)
Corning, Inc.	72,400	1,226,253	63,915
Crane Co.	11,200	709,601	43,599
Crown Holdings, Inc.	13,000	562,797	16,613
CST Brands, Inc.	11,600	383,758	42,194
CSX Corp.	10,900	285,778	27,815
Cubist Pharmaceuticals, Inc.	1,200	74,285	8,359
Cummins, Inc.	12,700	1,630,431	159,888
CVS Caremark Corp.	54,500	3,415,095	485,470
Danaher Corp.	3,300	239,332	15,428
Deckers Outdoor Corp.	3,600	249,072	54,984
Delta Air Lines, Inc.	150,300	4,010,635	118,106
Deluxe Corp.	11,100	519,159	60,150
DeVry Education Group, Inc.	3,400	120,323	377
Diamond Offshore Drilling, Inc.	4,200	254,214	(15,150)
Dillard’s, Inc.	11,900	976,658	180,141
DIRECTV	10,300	654,529	57,098
Discover Financial Services	17,000	884,389	66,761
Dollar Tree, Inc.	1,100	64,084	(2,023)
Domino’s Pizza ,Inc.	500	33,411	1,414
Dover Corp.	18,200	1,659,603	97,425
Dow Chemical Co./The	18,600	726,137	99,703
Dr Pepper Snapple Group, Inc.	800	37,850	1,126
DST Systems, Inc.	11,700	1,005,692	55,966
DTE Energy Co.	22,000	1,523,350	(62,770)
Duke Energy Corp.	8,600	622,685	(29,199)
Dun & Bradstreet Corp./The	3,300	357,001	48,074
Eastman Chemical Co.	8,300	647,968	21,842

The accompanying notes are an integral part of these financial statements.	(Continued)

200	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
eBay, Inc.	900	$47,129	$2,272
Edison International	35,500	1,721,455	(77,805)
Electronic Arts, Inc.	19,200	483,328	(42,880)
Eli Lilly & Co.	51,500	2,587,829	38,671
Emerson Electric Co.	3,100	207,515	10,043
Energen Corp.	3,100	234,151	(14,826)
Energizer Holdings, Inc.	9,400	916,594	100,862
Entergy Corp.	12,800	828,349	(18,493)
EOG Resources, Inc.	1,700	301,798	(16,470)
Equifax, Inc.	3,100	201,123	13,056
Exelis, Inc.	33,600	527,033	113,383
Exxon Mobil Corp.	6,800	605,974	82,186
Fidelity National Information Services, Inc.	20,900	1,017,523	104,389
Fifth Third Bancorp.	13,400	253,906	27,896
First Niagara Financial Group, Inc.	7,000	76,498	(2,158)
First Solar, Inc.	20,500	1,204,301	(84,181)
Fiserv, Inc.	18,000	941,171	121,729
FleetCor Technologies, Inc.	1,100	125,394	3,493
FLIR Systems, Inc.	29,000	828,016	44,884
Flowers Foods, Inc.	2,200	55,340	(8,106)
Fluor Corp.	400	30,892	1,224
Foot Locker, Inc.	18,700	724,059	50,869
Ford Motor Co.	13,100	221,750	(19,617)
Franklin Resources, Inc.	12,600	679,605	47,793
GameStop Corp.	35,500	1,871,217	(122,487)
Gannett Co., Inc.	34,800	943,479	85,905
Gap, Inc./The	48,900	1,793,730	117,282
General Mills, Inc.	28,300	1,422,517	(10,064)
Genuine Parts Co.	18,100	1,425,151	80,588
Gilead Sciences, Inc.	21,900	1,562,532	83,253
Google, Inc.	200	206,050	18,092
Graham Holdings Co.	1,800	1,139,631	54,345
Great Plains Energy, Inc.	9,200	219,244	3,764
Green Mountain Coffee Roasters, Inc.	9,500	592,926	125,084
Guess?, Inc.	9,000	290,828	(11,198)
H&R Block, Inc.	12,900	370,329	4,287
Hanesbrands, Inc.	27,000	1,851,564	45,726
Hanover Insurance Group, Inc./The	500	29,984	(129)
Harris Corp.	16,400	1,055,682	89,202
Hasbro, Inc.	6,700	346,152	22,415
HCA Holdings, Inc.	600	28,210	416
HCC Insurance Holdings, Inc.	4,500	203,888	3,742
Helmerich & Payne, Inc.	34,100	2,647,742	219,386
Henry Schein, Inc.	4,400	494,181	8,563
Hershey Co./The	3,200	316,456	(5,320)
Hess Corp.	33,000	2,664,790	74,210
Hewlett-Packard Co.	91,200	2,404,298	147,478
Hill-Rom Holdings, Inc.	4,300	176,883	879
HollyFrontier Corp.	4,600	210,706	17,868

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Home Depot, Inc./The	9,500	$734,353	$47,877
Honeywell International, Inc.	26,700	2,318,780	120,799
Hormel Foods Corp.	18,600	805,659	34,503
Howard Hughes Corp./The	3,100	353,186	19,124
Hubbell, Inc.	1,600	171,657	2,583
Humana, Inc.	19,900	1,937,998	116,080
IAC/InterActiveCorp.	16,600	909,232	231,022
IDACORP, Inc.	3,900	200,788	1,388
IDEX Corp.	400	27,767	1,773
Illinois Tool Works, Inc.	6,000	473,111	31,369
Incyte Corp Ltd.	17,300	687,006	188,893
Ingram Micro, Inc.	37,100	856,014	14,352
Ingredion, Inc.	1,900	124,905	5,169
Integrys Energy Group, Inc.	2,900	170,861	(13,072)
Intel Corp.	57,200	1,392,797	92,115
International Business Machines Corp.	2,800	502,389	22,807
International Flavors & Fragrances, Inc.	500	41,327	1,663
International Paper Co.	20,900	936,575	88,152
International Rectifier Corp.	3,900	98,045	3,628
Intuit, Inc.	400	28,563	1,965
ITC Holdings Corp.	300	30,279	(1,533)
ITT Corp.	2,300	91,950	7,916
Jack Henry & Associates, Inc.	5,000	271,944	24,106
Jacobs Engineering Group, Inc.	14,000	833,491	48,369
JM Smucker Co./The	6,300	697,347	(44,541)
Johnson & Johnson	32,600	3,036,739	(50,905)
Johnson Controls, Inc.	15,400	704,639	85,381
JPMorgan Chase & Co.	70,600	3,689,358	439,330
Juniper Networks, Inc.	11,800	252,432	13,894
Kimberly-Clark Corp.	20,800	2,234,017	(61,249)
KLA-Tencor Corp.	2,100	136,029	(663)
Kroger Co./The	54,100	2,309,264	(170,691)
L-3 Communications Holdings, Inc.	7,900	797,026	47,168
Lam Research Corp.	8,300	439,292	12,643
Lear Corp.	19,100	1,513,022	33,505
Leggett & Platt, Inc.	1,900	55,980	2,806
Leidos Holdings, Inc.	25,700	1,178,034	16,759
Lennox International, Inc.	700	54,470	5,072
Leucadia National Corp.	4,000	114,405	(1,045)
Lexmark International, Inc.	51,200	1,808,159	10,465
Liberty Interactive Corp.	3,300	89,055	7,800
Liberty Media Corp.	24,000	3,715,450	(200,650)
Lincoln Electric Holdings, Inc.	10,300	729,396	5,406
Lincoln National Corp.	42,500	1,941,579	252,271

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	201

Consolidated Schedule of Investments	December 31, 2013

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Lockheed Martin Corp.	8,700	$1,173,655	$119,687
Loews Corp.	5,800	278,480	1,312
Lorillard, Inc.	2,100	107,836	(1,408)
Lowe’s Cos., Inc.	16,200	801,399	1,311
LyondellBasell Industries NV	55,800	4,125,199	354,425
M&T Bank Corp.	7,900	883,988	35,730
Manpowergroup, Inc.	23,400	1,858,601	150,523
Marathon Oil Corp.	63,800	2,245,498	6,642
Marathon Petroleum Corp.	1,000	70,837	20,893
Marsh & McLennan Cos., Inc.	5,400	247,742	13,402
MasterCard, Inc.	600	440,111	61,165
Mattel, Inc.	19,400	867,624	55,428
Maxim Integrated Products, Inc.	1,000	28,226	(316)
McDonald’s Corp.	7,300	707,767	552
McKesson Corp.	14,900	2,364,287	40,573
Medtronic, Inc.	44,400	2,537,821	10,295
Mentor Graphics Corp.	14,100	309,832	29,555
Merck & Co., Inc.	9,300	417,919	47,546
Meredith Corp.	1,200	62,074	86
MetLife, Inc.	17,100	811,373	110,659
Micron Technology, Inc.	81,600	1,432,553	343,063
Microsoft Corp.	58,400	2,073,971	111,941
Mohawk Industries, Inc.	1,800	248,363	19,657
Morgan Stanley	74,200	2,215,165	111,747
Murphy Oil Corp.	35,400	2,110,778	185,974
Murphy USA, Inc.	5,300	231,125	(10,857)
Myriad Genetics, Inc.	47,700	1,160,158	(159,412)
Nationstar Mortgage Holdings, Inc.	28,300	1,428,782	(382,814)
NetApp, Inc.	5,500	227,260	(990)
Netflix, Inc.	800	262,827	31,709
NeuStar, Inc.	3,200	146,288	13,264
New York Community Bancorp., Inc.	3,000	48,447	2,103
Newell Rubbermaid, Inc.	1,000	29,678	2,732
NewMarket Corp.	500	154,395	12,680
NextEra Energy, Inc.	7,700	684,495	(25,221)
Noble Energy, Inc.	7,500	559,016	(48,191)
Nordstrom, Inc.	500	30,451	449
Norfolk Southern Corp.	13,900	1,210,289	80,048
Northeast Utilities	3,000	127,485	(315)
Northrop Grumman Corp.	30,500	3,307,753	187,852
Nu Skin Enterprises, Inc.	7,900	924,428	167,510
Nucor Corp.	9,700	510,492	7,294
NVIDIA Corp.	2,900	44,299	2,159
Occidental Petroleum Corp.	11,500	1,096,427	(2,777)
Oceaneering International, Inc.	1,800	153,692	(11,708)
OGE Energy Corp.	3,300	122,662	(10,792)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Oil States International, Inc.	1,500	$161,581	$(9,001)
Old Dominion Freight Line, Inc.	6,400	300,995	38,333
Olin Corp.	8,100	181,762	51,923
Omnicare, Inc.	13,000	717,198	67,482
Oracle Corp.	54,000	1,812,834	253,206
O’Reilly Automotive, Inc.	6,800	844,218	31,010
Owens & Minor, Inc.	6,100	226,834	(3,818)
Owens-Illinois, Inc.	11,000	347,999	45,581
PACCAR, Inc.	16,400	915,681	54,707
Packaging Corp. of America	12,700	792,684	10,972
Parker Hannifin Corp.	2,000	232,185	25,095
Patterson Cos., Inc.	5,300	225,175	(6,815)
Penn National Gaming, Inc.	20,200	286,295	3,171
PepsiCo, Inc.	6,100	513,489	(7,555)
PetSmart, Inc.	2,800	200,094	3,606
Pfizer, Inc.	48,900	1,519,621	(21,814)
PG&E Corp.	16,100	680,433	(31,925)
Phillips 66	36,500	2,375,922	439,323
Pinnacle West Capital Corp.	24,700	1,390,864	(83,740)
Plantronics, Inc.	3,300	144,339	8,946
PNC Financial Services Group, Inc./The	28,300	2,086,603	108,911
Polaris Industries, Inc.	2,700	353,264	39,964
PPG Industries, Inc.	1,300	237,488	9,070
priceline.com, Inc.	1,300	1,363,548	147,572
ProAssurance Corp.	600	27,099	1,989
Procter & Gamble Co./The	24,600	1,992,691	9,995
Prosperity Bancshares, Inc.	900	55,841	1,210
Protective Life Corp.	9,800	447,553	48,915
Public Service Enterprise Group, Inc.	49,300	1,655,433	(75,861)
Raytheon Co.	24,900	2,078,620	179,810
Regal Entertainment Group	21,000	403,130	5,320
Reinsurance Group of America, Inc.	14,200	1,007,013	92,209
Reliance Steel & Aluminum Co.	23,300	1,725,853	41,219
Rent-A-Center, Inc.	13,700	466,184	(9,426)
Republic Services, Inc.	900	30,960	(1,080)
Reynolds American, Inc.	7,600	390,251	(10,327)
Rock Tenn Co.	19,200	1,948,373	67,819
Rockwell Automation, Inc.	5,100	558,493	44,123
Ross Stores, Inc.	2,200	170,457	(5,611)
Rovi Corp.	5,800	96,437	17,765
RR Donnelley & Sons Co.	20,500	385,863	29,877
Ryder System, Inc.	21,500	1,431,347	154,923

The accompanying notes are an integral part of these financial statements.	(Continued)

202	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
SCANA Corp.	8,200	$386,257	$(1,431)
SEI Investments Co.	3,500	115,906	5,649
Sempra Energy	4,800	438,882	(8,034)
Silgan Holdings, Inc.	1,500	67,599	4,431
Skyworks Solutions, Inc.	2,900	81,151	1,673
SLM Corp.	78,800	1,999,721	71,143
Snap-on, Inc.	3,300	341,657	19,759
Sonoco Products Co.	11,900	482,551	13,917
Southwest Airlines Co.	145,400	2,575,264	164,072
StanCorp Financial Group, Inc.	4,700	279,036	32,339
Staples, Inc.	13,900	223,816	(2,945)
Starbucks Corp.	900	72,012	(1,461)
State Street Corp.	2,800	197,151	8,341
Steel Dynamics, Inc.	130,900	2,429,293	128,493
STERIS Corp.	5,200	236,429	13,431
Stryker Corp.	12,500	923,009	16,241
Symantec Corp.	51,500	1,173,381	40,989
Synopsys, Inc.	8,300	300,372	36,359
Tech Data Corp.	7,200	372,315	(795)
Techne Corp.	300	26,418	1,983
Telephone & Data Systems, Inc.	4,800	131,371	(7,627)
Texas Instruments, Inc.	12,000	503,407	23,513
Thermo Fisher Scientific, Inc.	9,500	930,722	127,103
Time Warner Cable, Inc.	12,800	1,569,100	165,300
Time Warner, Inc.	11,100	762,159	11,733
Timken Co.	17,100	900,985	40,712
TJX Cos., Inc.	6,500	394,840	19,405
Torchmark Corp.	6,700	487,716	35,889
Toro Co./The	1,600	93,342	8,418
Total System Services, Inc.	10,500	312,091	37,349
Towers Watson & Co.	14,000	1,621,333	165,207
Tractor Supply Co.	1,000	71,012	6,568
Travelers Cos., Inc./The	40,300	3,483,258	165,504
Trinity Industries, Inc.	1,700	88,935	3,749
TripAdvisor, Inc.	8,200	678,670	536
Tupperware Brands Corp.	11,400	1,030,552	47,090
Twenty-First Century Fox, Inc.	2,300	78,493	1,087
Twenty-First Century Fox, Inc.	11,200	383,181	10,835
Tyson Foods, Inc.	93,100	2,577,930	537,196
UGI Corp.	8,000	332,129	(449)
Union Pacific Corp.	23,900	3,648,830	366,370
United Rentals, Inc.	1,900	124,298	23,807
United Technologies Corp.	24,000	2,573,062	158,138
United Therapeutics Corp.	24,800	2,223,808	580,576
UnitedHealth Group, Inc.	47,700	3,260,586	331,224
Universal Health Services, Inc.	700	56,123	759

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Unum Group	41,400	$1,307,768	$144,544
URS Corp.	23,800	1,281,917	(20,755)
Valero Energy Corp.	22,600	933,642	205,398
Valmont Industries, Inc.	9,800	1,388,727	72,649
ValueClick, Inc.	6,000	117,457	22,763
Vectren Corp.	3,700	129,192	2,158
VeriSign, Inc.	2,300	129,470	8,024
Verizon Communications, Inc.	2,600	131,868	(4,104)
VF Corp.	3,600	199,642	24,782
Viacom, Inc.	20,300	1,691,067	81,935
Wabtec Corp.	2,800	183,493	24,463
Waddell & Reed Financial, Inc.	1,800	113,066	4,150
Walgreen Co.	28,200	1,701,684	(81,876)
Wal-Mart Stores, Inc.	8,300	638,287	14,840
Walt Disney Co./The	3,100	213,158	23,682
Waste Connections, Inc.	6,000	255,541	6,239
Waste Management, Inc.	31,200	1,360,588	39,356
WellPoint, Inc.	48,300	4,136,292	326,145
Wells Fargo & Co.	27,300	1,166,715	72,705
WESCO International, Inc.	800	68,022	4,834
Westar Energy, Inc.	20,900	664,135	8,218
Western Digital Corp.	32,000	2,487,831	196,969
Westlake Chemical Corp.	10,600	1,132,566	161,376
WGL Holdings, Inc.	1,400	63,176	(7,092)
Whirlpool Corp.	15,600	2,281,904	165,112
Whiting Petroleum Corp.	12,900	847,538	(49,415)
Whole Foods Market, Inc.	1,800	113,696	(9,602)
Wisconsin Energy Corp.	700	29,503	(565)
Worthington Industries, Inc.	20,200	837,312	12,704
WR Berkley Corp.	1,100	47,958	(229)
Wynn Resorts Ltd.	3,600	601,778	97,378
Xcel Energy, Inc.	34,000	982,913	(32,953)
Xerox Corp.	93,000	924,299	207,511
Yahoo!, Inc.	15,900	527,937	115,059
Zimmer Holdings, Inc.	12,700	1,113,560	69,953

			18,375,269

Total of Long Equity Positions			19,106,776

Short Positions

Bermuda
Assured Guaranty Ltd.	(68,500)	(1,401,352)	(214,563)
Genpact Ltd.	(7,600)	(151,012)	11,400
Nabors Industries Ltd.	(57,500)	(1,011,086)	34,161
Teekay Corp.	(13,000)	(574,099)	(50,031)

			(219,033)

Canada
Domtar Corp.	(2,800)	(237,052)	(27,100)
Lululemon Athletica, Inc.	(44,000)	(3,005,525)	408,205

			381,105

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	203

Consolidated Schedule of Investments	December 31, 2013

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)

Hong Kong
Michael Kors Holdings Ltd.	(16,900)	$(1,279,507)	$(92,604)

Ireland
Alkermes PLC	(1,600)	(56,816)	(8,240)
Jazz Pharmaceuticals PLC	(20,500)	(1,849,775)	(744,705)

			(752,945)

Netherlands
Chicago Bridge & Iron Co. NV	(4,300)	(316,325)	(41,177)

Singapore
Flextronics International Ltd.	(25,500)	(200,876)	2,741

Switzerland
Weatherford International Ltd.	(99,100)	(1,620,890)	85,831

United Kingdom
Liberty Global PLC	(32,300)	(2,524,901)	(349,476)
Willis Group Holdings PLC	(13,400)	(601,866)	1,412

			(348,064)

United States
Adobe Systems, Inc.	(5,500)	(299,510)	(29,830)
ADTRAN, Inc.	(23,200)	(551,751)	(74,881)
Aeropostale, Inc.	(75,500)	(686,078)	(217)
AES Corp.	(2,400)	(33,582)	(1,242)
Alcoa, Inc.	(8,900)	(82,152)	(12,455)
Alere, Inc.	(11,100)	(371,491)	(30,329)
Alexion Pharmaceuticals, Inc.	(13,500)	(1,662,410)	(133,900)
Allegheny Technologies, Inc.	(15,300)	(508,938)	(36,201)
Allergan, Inc.	(22,700)	(2,052,577)	(468,939)
Alliance Data Systems Corp.	(800)	(189,036)	(21,308)
Allscripts Healthcare Solutions, Inc.	(20,700)	(291,273)	(28,749)
Alpha Natural Resources, Inc.	(40,700)	(296,980)	6,382
Altera Corp.	(37,700)	(1,256,628)	30,247
Amazon.com, Inc.	(2,800)	(1,004,000)	(112,612)
American Capital Ltd.	(52,300)	(732,922)	(85,050)
American Eagle Outfitters, Inc.	(74,400)	(1,122,882)	51,522
American International Group, Inc.	(31,200)	(1,510,810)	(81,950)
AMETEK, Inc.	(7,100)	(338,375)	(35,582)
ANN, Inc.	(5,100)	(179,745)	(6,711)
Apollo Investment Corp.	(16,000)	(135,194)	(486)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Apple, Inc.	(2,500)	$(1,299,425)	$(103,350)
Arch Coal, Inc.	(422,300)	(1,805,126)	(74,109)
Armstrong World Industries, Inc.	(2,500)	(130,834)	(13,191)
Ascena Retail Group, Inc.	(3,100)	(61,282)	(4,314)
Ashland, Inc.	(1,100)	(101,584)	(5,160)
Atmel Corp.	(24,300)	(176,105)	(14,164)
Autodesk, Inc.	(9,300)	(398,806)	(69,263)
AutoNation, Inc.	(3,400)	(164,259)	(4,687)
Avis Budget Group, Inc.	(6,100)	(190,538)	(56,024)
Avon Products, Inc.	(76,500)	(1,341,562)	24,232
Bally Technologies, Inc.	(3,000)	(216,195)	(19,155)
BancorpSouth, Inc.	(9,600)	(211,372)	(32,660)
Bank of America Corp.	(65,700)	(922,191)	(100,758)
Barnes & Noble, Inc.	(83,000)	(1,262,069)	21,219
Beam, Inc.	(4,900)	(326,422)	(7,072)
BioMarin Pharmaceutical, Inc.	(20,200)	(1,331,183)	(88,271)
Boston Scientific Corp.	(15,000)	(175,902)	(4,398)
Bristol-Myers Squibb Co.	(18,800)	(987,462)	(11,758)
Broadcom Corp.	(19,300)	(518,242)	(54,003)
Brookdale Senior Living, Inc.	(86,700)	(2,412,627)	56,121
Brown & Brown, Inc.	(1,000)	(31,862)	472
Bruker Corp.	(23,000)	(431,621)	(23,089)
Cabela’s, Inc.	(16,200)	(957,218)	(122,674)
Cablevision Systems Corp.	(39,300)	(622,944)	(81,705)
Cabot Oil & Gas Corp.	(7,400)	(260,259)	(26,565)
Calpine Corp.	(107,300)	(2,131,381)	37,958
Cameron International Corp.	(25,800)	(1,407,132)	(128,742)
CarMax, Inc.	(6,900)	(333,055)	8,617
Carnival Corp.	(63,900)	(2,215,253)	(351,610)
Catamaran Corp.	(16,700)	(774,025)	(18,891)
Caterpillar, Inc.	(9,600)	(799,397)	(72,379)
CenterPoint Energy, Inc.	(11,500)	(281,360)	14,790
CenturyLink, Inc.	(16,100)	(542,013)	29,228
Cerner Corp.	(500)	(27,991)	121
CF Industries Holdings, Inc.	(500)	(107,512)	(9,008)
CH Robinson Worldwide, Inc.	(8,400)	(503,199)	13,143
Charles Schwab Corp./The	(78,600)	(1,815,416)	(228,184)
Charter Communications, Inc.	(200)	(27,059)	(293)
Cheniere Energy, Inc.	(59,400)	(2,430,311)	(131,017)
Chesapeake Energy Corp.	(34,000)	(947,658)	24,898
Chico’s FAS, Inc.	(30,700)	(525,037)	(53,351)
Chipotle Mexican Grill, Inc.	(2,600)	(1,368,825)	(16,403)
Ciena Corp.	(1,300)	(30,152)	(957)
Cincinnati Financial Corp.	(600)	(30,123)	(1,299)

The accompanying notes are an integral part of these financial statements.	(Continued)

204	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
CIT Group, Inc.	(36,600)	$(1,772,475)	$(135,483)
Citigroup, Inc.	(17,500)	(854,317)	(57,608)
Citrix Systems, Inc.	(8,000)	(454,234)	(51,766)
Clean Harbors, Inc.	(10,800)	(657,210)	9,642
Coach, Inc.	(23,400)	(1,178,487)	(134,955)
Coca-Cola Co./The	(34,200)	(1,351,553)	(61,249)
Cognizant Technology Solutions Corp.	(2,000)	(173,891)	(28,069)
Colfax Corp.	(4,000)	(223,778)	(30,982)
Colgate-Palmolive Co.	(4,700)	(305,797)	(690)
Community Health Systems, Inc.	(5,900)	(249,104)	17,411
Compass Minerals International, Inc.	(7,500)	(559,016)	(41,359)
Concho Resources, Inc.	(12,200)	(1,315,644)	(1,956)
Concur Technologies, Inc.	(3,100)	(296,214)	(23,644)
CONSOL Energy, Inc.	(87,500)	(3,181,847)	(146,653)
Con-way, Inc.	(8,100)	(331,998)	10,347
Copart, Inc.	(17,400)	(565,365)	(72,345)
CoreLogic, Inc.	(1,900)	(63,124)	(4,383)
Costco Wholesale Corp.	(7,200)	(858,047)	1,175
Covance, Inc.	(400)	(35,130)	(94)
Covanta Holding Corp.	(44,100)	(763,100)	(19,675)
CR Bard, Inc.	(2,100)	(284,204)	2,930
Crown Castle International Corp.	(26,300)	(1,971,511)	40,302
CVR Energy, Inc.	(29,200)	(1,146,892)	(121,264)
Cypress Semiconductor Corp.	(212,000)	(1,992,491)	(233,509)
Cytec Industries, Inc.	(3,400)	(294,385)	(22,359)
Darden Restaurants, Inc.	(7,500)	(385,265)	(22,510)
DaVita HealthCare Partners, Inc.	(18,300)	(1,030,361)	(129,310)
Dean Foods Co.	(70,900)	(1,352,001)	133,230
Denbury Resources, Inc.	(9,000)	(168,414)	20,544
Devon Energy Corp.	(20,300)	(1,287,812)	31,851
Dick’s Sporting Goods, Inc.	(11,700)	(624,126)	(55,644)
Diebold, Inc.	(28,900)	(861,571)	(92,418)
Discovery Communications, Inc.	(3,900)	(343,652)	(8,986)
Donaldson Co., Inc.	(2,700)	(107,136)	(10,206)
DR Horton, Inc.	(25,600)	(475,210)	(96,182)
DreamWorks Animation SKG, Inc.	(25,000)	(842,199)	(45,301)
Dresser-Rand Group, Inc.	(5,700)	(325,107)	(14,784)
Dunkin’ Brands Group, Inc.	(5,300)	(252,620)	(2,840)
E*TRADE Financial Corp.	(103,900)	(1,775,277)	(265,319)
Eagle Materials, Inc.	(6,800)	(515,064)	(11,460)
Ecolab, Inc.	(4,800)	(508,503)	8,007
Edwards Lifesciences Corp.	(25,100)	(1,615,270)	(35,306)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
EI du Pont de Nemours & Co.	(4,400)	$(268,842)	$(17,026)
Endo Health Solutions, Inc.	(1,900)	(83,567)	(44,607)
Equinix, Inc.	(22,100)	(3,635,030)	(286,615)
Estee Lauder Cos., Inc./The	(1,700)	(118,968)	(9,076)
Expedia, Inc.	(1,000)	(58,653)	(11,007)
Expeditors International of Washington, Inc.	(25,800)	(1,168,492)	26,842
F5 Networks, Inc.	(15,800)	(1,254,166)	(181,422)
Facebook, Inc.	(28,100)	(1,423,973)	(111,973)
Fairchild Semiconductor International, Inc.	(37,800)	(474,428)	(30,202)
Family Dollar Stores, Inc.	(18,200)	(1,256,821)	74,367
Fastenal Co.	(18,800)	(915,102)	21,914
Fidelity National Financial, Inc.	(33,500)	(931,736)	(155,339)
First American Financial Corp.	(12,300)	(315,595)	(31,265)
First Horizon National Corp.	(84,200)	(904,611)	(76,319)
FirstEnergy Corp.	(30,600)	(1,163,134)	153,946
FMC Corp.	(4,500)	(325,658)	(13,912)
FMC Technologies, Inc.	(9,100)	(456,233)	(18,878)
Forest City Enterprises, Inc.	(38,800)	(756,713)	15,633
Forest Laboratories, Inc.	(23,800)	(1,121,223)	(307,491)
Fortinet, Inc.	(91,300)	(1,770,803)	24,234
Freeport-McMoRan Copper & Gold, Inc.	(45,500)	(1,666,506)	(50,664)
Freescale Semiconductor Ltd.	(45,700)	(691,791)	(41,694)
Fresh Market, Inc./The	(8,200)	(415,563)	83,463
Gartner, Inc.	(1,700)	(100,767)	(20,018)
General Cable Corp.	(1,100)	(34,730)	2,379
General Electric Co.	(35,900)	(942,598)	(63,679)
Genesee & Wyoming, Inc.	(2,100)	(206,421)	4,716
Gentex Corp.	(2,700)	(78,336)	(10,737)
Genworth Financial, Inc.	(48,500)	(702,492)	(50,713)
Global Payments, Inc.	(3,700)	(219,769)	(20,694)
GNC Holdings, Inc.	(3,400)	(198,949)	219
Goodyear Tire & Rubber Co./The	(8,500)	(176,693)	(26,032)
Greenhill & Co, Inc.	(18,800)	(987,138)	(102,134)
Groupon, Inc.	(58,400)	(569,604)	(117,764)
Halliburton Co.	(600)	(31,522)	1,072
Harley-Davidson, Inc.	(2,000)	(128,736)	(9,744)
Harman International Industries, Inc.	(8,200)	(677,010)	5,840
Harsco Corp.	(13,700)	(376,177)	(7,834)
Health Net, Inc.	(3,100)	(92,613)	636
Helix Energy Solutions Group, Inc.	(49,000)	(1,128,048)	(7,772)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	205

Consolidated Schedule of Investments	December 31, 2013

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Hexcel Corp.	(3,200)	$(135,311)	$(7,697)
Hillshire Brands Co.	(19,800)	(637,334)	(24,778)
HMS Holdings Corp.	(49,200)	(1,060,973)	(57,343)
Hologic, Inc.	(51,000)	(1,138,325)	(1,525)
HomeAway, Inc.	(14,300)	(486,642)	(97,942)
Hospira, Inc.	(7,400)	(297,662)	(7,810)
HSN, Inc.	(1,700)	(89,650)	(16,260)
Huntington Bancshares, Inc.	(64,000)	(565,229)	(52,371)
Huntington Ingalls Industries, Inc.	(1,200)	(85,875)	(22,137)
Huntsman Corp.	(3,800)	(87,975)	(5,505)
IDEXX Laboratories, Inc.	(3,300)	(355,130)	4,109
IHS, Inc.	(1,600)	(173,010)	(18,510)
Illumina, Inc.	(9,200)	(875,852)	(141,852)
Informatica Corp.	(5,500)	(209,905)	(18,345)
Ingersoll-Rand PLC	(6,100)	(308,154)	(67,606)
Integrated Device Technology, Inc.	(3,100)	(32,042)	453
InterDigital, Inc.	(10,600)	(348,060)	35,466
International Game Technology	(2,000)	(37,395)	1,075
Intuitive Surgical, Inc.	(8,100)	(3,002,540)	(108,508)
Iron Mountain, Inc.	(43,100)	(1,118,001)	(190,084)
Itron, Inc.	(19,300)	(794,508)	(5,091)
Janus Capital Group, Inc.	(87,400)	(863,608)	(217,530)
Jarden Corp.	(500)	(27,399)	(3,276)
JB Hunt Transport Services, Inc.	(1,300)	(97,404)	(3,086)
JC Penney Co., Inc.	(177,100)	(1,413,400)	(207,065)
JDS Uniphase Corp.	(104,500)	(1,358,814)	2,404
JetBlue Airways Corp.	(65,300)	(472,139)	(86,176)
Joy Global, Inc.	(3,700)	(208,529)	(7,884)
KB Home	(1,700)	(28,260)	(2,816)
KBR, Inc.	(900)	(30,912)	2,211
KeyCorp.	(9,800)	(123,016)	(8,500)
Kinder Morgan, Inc.	(36,500)	(1,284,515)	(29,485)
Kohl’s Corp.	(10,400)	(590,536)	336
Laboratory Corp of America Holdings	(800)	(80,446)	7,350
Lamar Advertising Co.	(35,000)	(1,648,125)	(180,625)
Laredo Petroleum, Inc.	(35,700)	(1,098,606)	110,073
Las Vegas Sands Corp.	(28,200)	(1,975,396)	(248,738)
Legg Mason, Inc.	(15,400)	(593,183)	(76,409)
Lennar Corp.	(68,300)	(2,368,422)	(333,526)
Level 3 Communications, Inc.	(39,900)	(1,196,804)	(126,678)
Linear Technology Corp.	(8,400)	(342,561)	(40,059)
LinkedIn Corp.	(7,100)	(1,578,219)	38,726
Lions Gate Entertainment Corp.	(10,400)	(318,144)	(11,120)
Louisiana-Pacific Corp.	(43,000)	(725,371)	(70,559)
LSI Corp.	(90,800)	(766,670)	(233,946)
Macy’s, Inc.	(15,900)	(728,963)	(120,097)
Manitowoc Co., Inc./The	(44,700)	(866,858)	(175,546)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Markel Corp.	(500)	$(265,956)	$(24,219)
Martin Marietta Materials, Inc.	(10,600)	(1,039,002)	(20,362)
Masco Corp.	(61,800)	(1,286,639)	(120,547)
Masimo Corp.	(3,200)	(82,874)	(10,662)
MBIA, Inc.	(61,200)	(683,818)	(46,910)
McDermott International, Inc.	(370,500)	(2,798,483)	(595,297)
MDU Resources Group, Inc.	(1,300)	(39,238)	(477)
Mead Johnson Nutrition Co.	(24,400)	(1,996,403)	(47,341)
Medivation, Inc.	(51,900)	(3,341,236)	28,978
MEDNAX, Inc.	(600)	(32,367)	339
MGM Resorts International	(49,700)	(952,018)	(216,926)
Mondelez International, Inc.	(24,700)	(827,764)	(44,146)
Monsanto Co.	(14,300)	(1,499,554)	(167,111)
Monster Beverage Corp.	(44,200)	(2,507,351)	(488,083)
Monster Worldwide, Inc.	(191,500)	(961,080)	(404,315)
Mosaic Co./The	(21,400)	(985,618)	(25,960)
Motorola Solutions, Inc.	(4,400)	(274,214)	(22,786)
MSCI, Inc.	(700)	(28,741)	(1,863)
National Oilwell Varco, Inc.	(1,000)	(80,401)	871
Navistar International Corp.	(26,000)	(934,500)	(58,440)
NCR Corp.	(1,400)	(45,495)	(2,189)
NetSuite, Inc.	(3,100)	(306,656)	(12,706)
New York Times Co./The	(13,900)	(188,845)	(31,748)
Newfield Exploration Co.	(59,300)	(1,777,396)	316,837
News Corp.	(41,500)	(735,280)	(12,550)
Nielsen Holdings NV	(9,400)	(375,527)	(55,839)
NIKE, Inc.	(11,600)	(880,547)	(31,677)
Nordson Corp.	(1,900)	(135,981)	(5,189)
NRG Energy, Inc.	(47,800)	(1,358,500)	(14,316)
Nuance Communications, Inc.	(101,300)	(1,576,451)	36,691
Office Depot, Inc.	(257,900)	(1,448,961)	84,670
Old Republic International Corp.	(6,400)	(107,725)	(2,803)
ON Semiconductor Corp.	(84,700)	(642,416)	(55,512)
ONEOK, Inc.	(18,900)	(1,064,851)	(110,351)
Owens Corning	(39,700)	(1,414,630)	(201,954)
Pall Corp.	(1,300)	(105,294)	(5,661)
Palo Alto Networks, Inc.	(57,300)	(2,654,104)	(638,927)
Panera Bread Co.	(2,400)	(389,902)	(34,154)
Peabody Energy Corp.	(160,800)	(3,140,156)	(268)
Pepco Holdings, Inc.	(20,600)	(397,559)	3,481
PerkinElmer, Inc.	(16,900)	(640,348)	(56,439)
Pharmacyclics, Inc.	(12,200)	(1,581,657)	291,141
Philip Morris International, Inc.	(21,400)	(1,917,667)	53,085
Post Holdings, Inc.	(11,100)	(533,477)	(13,420)

The accompanying notes are an integral part of these financial statements.	(Continued)

206	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Praxair, Inc.	(1,300)	$(161,480)	$(7,559)
Precision Castparts Corp.	(3,700)	(935,273)	(61,137)
Principal Financial Group, Inc.	(11,900)	(565,412)	(21,377)
Progressive Corp./The	(1,100)	(28,688)	(1,309)
PVH Corp.	(9,700)	(1,208,641)	(110,753)
QEP Resources, Inc.	(33,000)	(1,073,411)	61,961
QUALCOMM, Inc.	(13,700)	(954,658)	(62,567)
Quanta Services, Inc.	(6,800)	(207,942)	(6,666)
Quest Diagnostics, Inc.	(500)	(30,264)	3,494
Questar Corp.	(7,100)	(168,522)	5,293
Rackspace Hosting, Inc.	(39,100)	(1,663,562)	133,579
Range Resources Corp.	(37,700)	(2,823,323)	(355,164)
Red Hat, Inc.	(29,700)	(1,281,513)	(382,875)
Regions Financial Corp.	(48,500)	(464,712)	(14,953)
RF Micro Devices, Inc.	(84,100)	(439,380)	5,424
Riverbed Technology, Inc.	(144,900)	(2,170,399)	(449,393)
Rockwell Collins, Inc.	(4,700)	(328,395)	(19,029)
Rockwood Holdings, Inc.	(17,700)	(1,146,521)	(126,463)
Roper Industries, Inc.	(900)	(114,580)	(10,232)
Rosetta Resources, Inc.	(7,300)	(425,420)	74,728
Rowan Cos. PLC	(3,100)	(111,131)	1,515
Royal Caribbean Cruises Ltd.	(14,100)	(596,180)	(72,442)
Salesforce.com, Inc.	(25,600)	(1,380,084)	(32,780)
Salix Pharmaceuticals Ltd.	(19,600)	(1,600,120)	(162,704)
Sally Beauty Holdings, Inc.	(25,500)	(661,420)	(109,445)
SanDisk Corp.	(3,100)	(212,985)	(5,689)
SandRidge Energy, Inc.	(57,100)	(361,683)	15,086
SBA Communications Corp.	(8,500)	(739,016)	(24,624)
Schlumberger Ltd.	(3,700)	(343,074)	9,667
Scripps Networks Interactive, Inc.	(2,600)	(207,649)	(17,017)
Sealed Air Corp.	(45,800)	(1,414,762)	(144,728)
Seattle Genetics, Inc.	(22,400)	(864,844)	(28,692)
Semtech Corp.	(6,500)	(201,912)	37,592
Sensata Technologies Holding NV	(23,400)	(880,615)	(26,603)
Service Corp. International	(42,500)	(770,015)	(510)
ServiceNow, Inc.	(17,100)	(918,480)	(39,291)
Sherwin-Williams Co./The	(2,100)	(389,944)	4,594
Silicon Laboratories, Inc.	(5,700)	(227,586)	(19,281)
Sirius XM Holdings, Inc.	(885,500)	(3,351,665)	261,270
Sirona Dental Systems, Inc.	(1,500)	(107,632)	2,332
Six Flags Entertainment Corp.	(19,900)	(734,931)	2,213
SolarWinds, Inc.	(25,700)	(929,756)	(42,475)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Solera Holdings, Inc.	(600)	$(33,745)	$(8,711)
Sotheby’s	(21,200)	(1,102,334)	(25,506)
Southwestern Energy Co.	(40,000)	(1,522,253)	(50,947)
Spirit Aerosystems Holdings, Inc.	(23,400)	(666,696)	(130,776)
Splunk, Inc.	(9,900)	(619,214)	(60,619)
Sprint Corp.	(195,700)	(1,339,508)	(764,267)
SPX Corp.	(3,800)	(347,578)	(30,940)
Stanley Black & Decker, Inc.	(4,300)	(337,678)	(9,289)
Stratasys Ltd.	(15,700)	(1,846,608)	(268,182)
SunEdison, Inc.	(191,500)	(1,820,801)	(678,274)
SunTrust Banks, Inc.	(19,100)	(642,579)	(60,492)
SUPERVALU, Inc.	(89,800)	(627,029)	(27,613)
SVB Financial Group	(300)	(28,594)	(2,864)
Synovus Financial Corp.	(306,300)	(1,014,935)	(87,745)
T Rowe Price Group, Inc.	(1,400)	(108,016)	(9,262)
Target Corp.	(20,300)	(1,312,298)	27,917
TCF Financial Corp.	(15,900)	(240,608)	(17,767)
Tempur Sealy International, Inc.	(23,200)	(889,989)	(361,883)
Tenet Healthcare Corp.	(35,900)	(1,642,538)	130,430
Teradata Corp.	(29,300)	(1,292,335)	(40,522)
Teradyne, Inc.	(23,200)	(403,432)	(5,352)
Terex Corp.	(2,100)	(72,913)	(15,266)
Tesla Motors, Inc.	(3,100)	(471,345)	5,167
Tesoro Corp.	(45,200)	(2,152,935)	(491,265)
Textron, Inc.	(30,700)	(885,370)	(243,163)
Theravance, Inc.	(67,300)	(2,460,285)	61,040
Thor Industries, Inc.	(700)	(39,105)	444
Thoratec Corp.	(23,600)	(972,938)	109,178
TIBCO Software, Inc.	(57,500)	(1,401,919)	109,319
Tiffany & Co.	(14,100)	(1,112,118)	(196,080)
T-Mobile US, Inc.	(2,000)	(55,664)	(11,616)
Toll Brothers, Inc.	(14,700)	(474,920)	(68,980)
TransDigm Group, Inc.	(6,600)	(970,189)	(92,543)
Trimble Navigation Ltd.	(56,400)	(1,854,852)	(102,228)
Triumph Group, Inc.	(17,600)	(1,271,696)	(67,136)
tw telecom, inc.	(18,100)	(569,945)	18,438
Ulta Salon Cosmetics & Fragrance, Inc.	(5,600)	(718,634)	178,122
Ultra Petroleum Corp.	(26,900)	(506,323)	(76,062)
Under Armour, Inc.	(15,100)	(1,211,369)	(106,861)
United Natural Foods, Inc.	(1,800)	(128,114)	(7,588)
United Parcel Service, Inc.	(4,400)	(431,467)	(30,885)
Urban Outfitters, Inc.	(16,800)	(643,821)	20,541
Valspar Corp./The	(3,100)	(216,386)	(4,613)
Vantiv, Inc.	(25,200)	(681,670)	(140,102)
VeriFone Systems, Inc.	(47,800)	(1,107,011)	(174,985)
Vertex Pharmaceuticals, Inc.	(33,500)	(2,248,159)	(240,891)
Visa, Inc.	(100)	(20,003)	(2,265)
Visteon Corp.	(700)	(54,586)	(2,737)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	207

Consolidated Schedule of Investments	December 31, 2013

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
VMware, Inc.	(17,200)	$(1,385,006)	$(158,006)
Vulcan Materials Co.	(22,800)	(1,229,352)	(125,424)
WABCO Holdings, Inc.	(2,500)	(212,769)	(20,756)
Webster Financial Corp.	(22,200)	(619,933)	(72,263)
Wendy’s Co./The	(104,400)	(913,761)	3,393
Western Union Co./The	(131,700)	(2,275,960)	4,135
WEX, Inc.	(3,400)	(317,171)	(19,531)
Williams Cos., Inc./The	(94,100)	(3,337,567)	(291,870)
WPX Energy, Inc.	(55,700)	(1,222,882)	87,716
Xylem, Inc.	(29,300)	(974,357)	(39,423)
Yum! Brands, Inc.	(12,200)	(831,725)	(90,717)
Zions Bancorporation	(43,000)	(1,224,214)	(64,066)
Zynga, Inc.	(306,800)	(1,089,232)	(76,608)

			(18,127,664)

Total of Short Equity Positions			(19,111,810)

Total of Long and Short Equity Positions			(5,034)

Net Cash and Other Receivables/ (Payables) (b)			256,163

Swaps, at Value			$251,129

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Money Market Fund is pledged as collateral to Goldman Sachs in the amount of $61,730,000 at December 31, 2013.

The accompanying notes are an integral part of these financial statements.	(Continued)

208	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR STYLE PREMIA ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 3)
Goldman Sachs	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the LIBOR, which is denominated in GBP based on the local currencies of the positions within the swap.	12 months maturity ranging from 11/06/2014 - 12/11/2014	$169,811

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2013.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Ireland
DCC PLC	37,852	$1,773,813	$88,745

United Kingdom
Admiral Group PLC	4,840	102,480	2,728
Anglo American PLC	3,023	65,598	561
Ashtead Group PLC	32,426	357,456	51,589
ASOS PLC	5,976	573,057	35,827
Associated British Foods PLC	40,944	1,528,323	132,189
AstraZeneca PLC	11,171	610,382	52,360
Aviva PLC	170,812	1,268,225	9,697
Babcock International Group PLC	129,301	2,722,548	182,851
BAE Systems PLC	229,571	1,725,902	(69,594)
Berkeley Group Holdings PLC	3,152	122,387	16,579
BP PLC	95,558	769,827	4,586
British Sky Broadcasting Group PLC	84,102	1,308,575	(132,060)
Capita PLC	101,959	1,666,318	88,725
Centrica PLC	480,922	2,826,570	(53,272)
Compass Group PLC	39,580	590,335	45,117
Direct Line Insurance Group PLC	316,153	1,190,452	117,453
Drax Group PLC	63,956	682,461	166,137
GKN PLC	324,581	1,983,249	28,091
GlaxoSmithKline PLC	49,367	1,350,609	(31,647)
Hargreaves Lansdown PLC	13,300	259,313	39,428
HSBC Holdings PLC	46,550	532,525	(21,678)
ICAP PLC	41,336	271,980	37,623
Inchcape PLC	19,454	204,243	(5,582)
Investec PLC	281,994	2,004,904	43,155
ITV PLC	214,795	683,085	8,156

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
J Sainsbury PLC	465,327	$3,041,112	$(224,848)
Kingfisher PLC	286,088	1,799,331	27,066
London Stock Exchange Group PLC	353	9,600	555
Marks & Spencer Group PLC	110,796	912,583	(116,969)
Meggitt PLC	15,692	132,129	5,262
Mitchells & Butlers PLC	11,158	75,132	2,940
Mondi PLC	101,654	1,733,908	30,654
National Grid PLC	219,594	2,847,315	24,802
Next PLC	32,821	2,994,145	(27,403)
Reckitt Benckiser Group PLC	17,068	1,354,504	1,308
Resolution Ltd.	51,769	307,615	(3,742)
Rexam PLC	19,137	164,718	3,653
Rightmove PLC	26,520	1,135,784	68,610
RSA Insurance Group PLC	171,274	361,381	(102,020)
Sage Group PLC/The	21,642	133,094	11,781
Schroders PLC	7,251	314,634	(1,904)
Serco Group PLC	11,173	101,758	(9,306)
Smith & Nephew PLC	19,428	258,382	19,102
Smiths Group PLC	49,196	1,166,618	41,420
Sports Direct International PLC	40,942	502,783	(16,749)
Tesco PLC	408,473	2,455,898	(187,509)
Thomas Cook Group PLC	10,070	23,656	4,294
Travis Perkins PLC	42,743	1,302,809	24,961
William Hill PLC	293,844	1,942,021	16,842
WM Morrison Supermarkets PLC	288,951	1,342,921	(92,106)
WPP PLC	104,358	2,301,130	89,081

			338,794

Total of Long Equity Positions			427,539

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	209

Consolidated Schedule of Investments	December 31, 2013

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)

Short Positions

Switzerland
Informa PLC	(94,950)	$(877,663)	$(26,017)
Wolseley PLC	(49,181)	(2,749,730)	(46,367)

			(72,384)

United Kingdom
Aggreko PLC	(95,422)	(2,491,744)	(214,484)
AMEC PLC	(23,998)	(466,313)	33,034
ARM Holdings PLC	(115,873)	(1,875,163)	(231,742)
Barclays PLC	(46,561)	(203,733)	(6,810)
British American Tobacco PLC	(29,012)	(1,647,310)	90,116
Burberry Group PLC	(132,196)	(3,323,096)	(7,623)
Carnival PLC	(39,037)	(1,449,330)	(166,727)
Croda International PLC	(33,254)	(1,287,789)	(67,743)
Diageo PLC	(59,666)	(1,951,803)	(25,443)
Evraz PLC	(161,111)	(297,739)	(2,047)
Experian PLC	(27,438)	(568,746)	61,902
G4S PLC	(136,268)	(576,650)	(16,273)
IMI PLC	(17,680)	(445,661)	(2,066)
Imperial Tobacco Group PLC	(68,686)	(2,628,152)	(34,675)
InterContinental Hotels Group PLC	(30,684)	(918,956)	(104,551)
Intertek Group PLC	(11,905)	(650,728)	29,389
John Wood Group PLC	(133,334)	(1,749,407)	229,394
Johnson Matthey PLC	(42,958)	(2,141,675)	(195,794)
Kazakhmys PLC	(32,039)	(113,885)	(2,357)
Ladbrokes PLC	(40,170)	(126,400)	7,023
Lonmin PLC	(25,757)	(136,832)	4,787
Man Group PLC	(538,572)	(792,180)	31,350
Melrose Industries PLC	(26,537)	(139,736)	5,106
Old Mutual PLC	(302,268)	(1,010,848)	62,449
Pearson PLC	(87,817)	(1,893,752)	(64,201)
Pennon Group PLC	(89,154)	(987,083)	12,897
Premier Oil PLC	(34,733)	(197,738)	17,000
Prudential PLC	(27,809)	(592,160)	(29,205)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
Royal Bank of Scotland Group PLC	(263,222)	$(1,483,996)	$1,578
Severn Trent PLC	(51,114)	(1,566,819)	121,677
Spirax-Sarco Engineering PLC	(7,760)	(373,537)	(11,598)
Standard Chartered PLC	(69,466)	(1,648,403)	79,377
Tate & Lyle PLC	(6,301)	(82,018)	(2,506)
UBM PLC	(22,131)	(249,642)	8,645
United Utilities Group PLC	(93,798)	(1,083,775)	39,470
Vedanta Resources PLC	(27,154)	(479,151)	57,629
Weir Group PLC/The	(64,372)	(2,330,084)	50,922

			(242,100)

Total of Short Equity Positions			(314,484)

Total of Long and Short Equity Positions			113,055

Net Cash and Other Receivables/ (Payables) (b)			56,756

Swaps, at Value			$169,811

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Additional collateral for this position pledged to Goldman Sachs is included in the collateral noted in the other Goldman Sachs total return basket swap.

The accompanying notes are an integral part of these financial statements.	(Continued)

210	AQR Funds	Annual Report	December 2013

Consolidated Schedule of Investments	December 31, 2013

AQR STYLE PREMIA ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 3)
Goldman Sachs	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives the Euro Interbank Offered Rate, which is denominated in EUR based on the local currencies of the positions within the swap.	12 months maturity ranging from 11/06/2014 - 12/11/2014	$705,210

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2013.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

France
Aeroports de Paris	2,916	$317,932	$13,180
AtoS	1,334	115,986	4,880
AXA SA	23,395	593,029	58,467
BNP Paribas SA	8,637	648,556	25,193
Bouygues SA	56,138	2,181,534	(58,629)
Bureau Veritas SA	3,706	113,262	(5,067)
Cap Gemini SA	10,290	683,281	13,202
Christian Dior SA	53	10,146	(114)
Cie Generale des Etablissements Michelin	11,563	1,225,144	5,168
CNP Assurances	11,354	206,881	25,946
Danone SA	8,953	668,997	(23,110)
Electricite de France	55,390	1,991,398	(31,858)
European Aeronautic Defence and Space Co. NV	25,118	1,760,986	167,329
GDF Suez	10,743	270,539	(17,869)
Iliad SA	4,802	1,115,337	(131,451)
Imerys SA	3,670	298,286	21,179
Kering	298	68,697	(5,705)
Lagardere SCA	23,919	868,666	20,490
Legrand SA	8,338	478,771	(19,243)
L’Oreal SA	7,510	1,290,679	28,174
Natixis	18,390	100,356	7,836
Neopost SA	9,382	730,986	(7,000)
Orange SA	24,793	315,403	(7,594)
Publicis Groupe SA	13,170	1,121,516	85,189
Rexel SA	23,724	609,516	13,087
Safran SA	22,953	1,489,571	106,317
SCOR SE	9,498	335,409	11,995
SES SA	22,984	681,184	63,415
Societe BIC SA	84	10,455	(161)
Societe Generale SA	12,334	682,988	34,241
Suez Environnement Co.	54,719	962,095	19,185
Thales SA	16,791	1,039,956	42,116
Total SA	46,440	2,870,986	(20,524)
Valeo SA	4,951	501,064	47,613
Vinci SA	14,292	929,274	10,157

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
France (continued)
Vivendi SA	8,615	$221,486	$5,756
Zodiac Aerospace	2,029	329,637	29,922

			531,712

Total of Long Equity Positions			531,712

Short Positions

France
Accor SA	(15,737)	(715,567)	(27,690)
Air France-KLM	(62,067)	(636,408)	(12,250)
Air Liquide SA	(99)	(13,494)	(518)
Alcatel-Lucent	(198,666)	(797,539)	(84,087)
Alstom SA	(20,563)	(768,416)	18,554
Arkema SA	(5,517)	(618,158)	(25,997)
Carrefour SA	(18,188)	(675,899)	(46,043)
CGG SA	(73,196)	(1,581,171)	310,865
Cie de St-Gobain	(23,965)	(1,269,239)	(50,923)
Credit Agricole SA	(42,297)	(522,031)	(20,171)
Dassault Systemes SA	(1,983)	(229,595)	(16,637)
Edenred	(26,596)	(914,938)	24,439
Eiffage SA	(3,855)	(230,989)	8,805
Essilor International SA	(7,759)	(833,336)	7,721
Etablissements Maurel et Prom	(12,382)	(198,316)	(8,803)
Eutelsat Communications SA	(18,660)	(584,230)	1,993
Faurecia	(33,035)	(1,002,517)	(257,843)
Lafarge SA	(30,622)	(2,139,403)	(159,082)
LVMH Moet Hennessy Louis Vuitton SA	(16,332)	(3,117,813)	134,053
Pernod-Ricard SA	(9,397)	(1,079,721)	9,109
Peugeot SA	(13,964)	(190,597)	8,881
Remy Cointreau SA	(14,810)	(1,327,771)	83,720
Renault SA	(3,278)	(278,934)	15,132
Sanofi	(5,532)	(595,854)	5,064
Technip SA	(13,605)	(1,425,091)	115,464
Vallourec SA	(4,533)	(266,738)	19,435

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2013	211

Consolidated Schedule of Investments	December 31, 2013

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
France (continued)
Veolia Environnement SA	(106,906)	$(1,821,058)	$75,027
Wendel SA	(1,295)	(182,067)	(6,695)

			121,523

Total of Short Equity Positions			121,523

Total of Long and Short Equity Positions			653,235

Net Cash and Other Receivables/ (Payables) (b)			51,975

Swaps, at Value			$705,210

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Additional collateral for this position pledged to Goldman Sachs is included in the collateral noted in the other Goldman Sachs total return basket swap.

The accompanying notes are an integral part of these financial statements.

212	AQR Funds	Annual Report	December 2013

Statements of Assets and Liabilities	December 31, 2013

	AQR DIVERSIFIED ARBITRAGE FUND	AQR LONG-SHORT EQUITY FUND	AQR MANAGED FUTURES STRATEGY FUND**
ASSETS:
Investments in securities, at cost	$2,555,990,019	$5,728,596	$5,485,037,240

Investments in securities, at value	$2,647,673,388	$5,728,596	$5,485,115,810
Cash	1,110,865	—	249,484
Foreign currency, at value	4,684,353	17,296	26,511,757
Due from brokers	635,385,353	43,873	256,870,457
Unrealized appreciation on forward foreign currency exchange contracts	—	—	112,752,352
Swaps, at value	33,872,527	264,545	26,796,051
Unrealized appreciation on futures contracts	814,780	81,479	122,882,702
Receivables:
Securities sold	97,418,486	—	—
Foreign tax reclaim	72,534	—	—
Dividends and interest	14,474,001	3	38,665
Capital shares sold	4,552,498	20	35,679,058
Due from Investment Advisor	—	27,763	—
Prepaid expenses	153,048	30,040	207,031
Total Assets	3,440,211,833	6,193,615	6,067,103,367
LIABILITIES:
Securities sold short, at value (proceeds $517,140,273, $— and $—, respectively)	598,480,906	—	—
Options written, at value (proceeds $2,511,095, $— and $—, respectively)	2,574,410	—	—
Due to custodian	—	177	—
Due to brokers	302,591	—	134,141,117
Unrealized depreciation on forward foreign currency exchange contracts	596,385	447	—
Swaps, at value	22,492,436	—	6,829,524
Unrealized depreciation on futures contracts	12,383,327	—	191,654
Payables:
Securities purchased	80,891,578	—	—
Accrued Investment advisory fees	2,450,774	—	5,012,834
Accrued Distribution fees — Class N	177,603	187	282,419
Distributions	—	—	131,316
Capital shares redeemed	5,605,726	—	4,665,040
Dividends and interest payable on securities sold short	190,884	—	—
Other accrued expenses and liabilities	1,229,862	36,607	1,583,154
Total Liabilities	727,376,482	37,418	152,837,058
Net Assets	$2,712,835,351	$6,156,197	$5,914,266,309

NET ASSETS CONSIST OF:
Paid-in capital ($0.001 par value common stock, unlimited authorized shares)	$2,709,972,972	$6,024,144	$5,559,571,632
Undistributed (accumulated) net investment income (loss)	(14,073,713)	(252,842)	(46,677)
Undistributed (accumulated) net realized gain (loss)	(4,528,382)	40,468	98,797,726
Net unrealized appreciation (depreciation)	21,464,474	344,427	255,943,628
Net Assets	$2,712,835,351	$6,156,197	$5,914,266,309

NET ASSETS:
Class I	$1,876,480,736	$5,245,981	$4,506,180,876
Class N	836,354,615	910,216	1,408,085,433
SHARES OUTSTANDING:
Class I	172,057,279	513,771	425,328,151
Class N	76,969,086	89,144	133,922,115
NET ASSET VALUE AND PUBLIC OFFERING PRICE PER SHARE:
Class I	$10.91	$10.21	$10.59
Class N	$10.87	$10.21	$10.51

Foreign currency at cost of $4,736,151, $17,362 and $26,418,813, respectively.
**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2013	213

Statements of Assets and Liabilities	December 31, 2013

	AQR MANAGED FUTURES STRATEGY HV FUND**	AQR RISK-BALANCED COMMODITIES STRATEGY FUND**	AQR RISK PARITY FUND**
ASSETS:
Investments in securities, at cost	$34,656,715	$32,265,975	$893,721,157

Investments in securities, at value	$34,656,991	$32,266,130	$894,272,417
Cash	—	1,837,496	294,633
Foreign currency, at value	133,295	—	1,690,672
Due from brokers	1,185,058	757,990	24,400,538
Unrealized appreciation on forward foreign currency exchange contracts	1,020,136	—	—
Swaps, at value	—	336,515	43,060,163
Unrealized appreciation on futures contracts	1,080,737	—	13,547,237
Receivables:
Dividends and interest	19	417	1,276,844
Capital shares sold	1,783,700	117,894	1,038,422
Due from Investment Advisor	30,574	—	—
Prepaid expenses	31,191	25,401	61,397
Total Assets	39,921,701	35,341,843	979,642,323
LIABILITIES:
Due to custodian	4	—	—
Due to brokers	1,080,001	382,120	12,314,582
Unrealized depreciation on forward foreign currency exchange contracts	—	—	1,508,533
Swaps, at value	26,009	908,742	19,530,187
Unrealized depreciation on futures contracts	—	165,699	6,460,931
Payables:
Accrued Investment advisory fees	—	37,377	590,419
Accrued Shareholder servicing fees	—	9,091	—
Accrued Distribution fees — Class N	373	1,068	17,054
Capital shares redeemed	—	1,496,955	4,749,837
Other accrued expenses and liabilities	93,909	104,201	420,489
Total Liabilities	1,200,296	3,105,253	45,592,032
Net Assets	$38,721,405	$32,236,590	$934,050,291

NET ASSETS CONSIST OF:
Paid-in capital ($0.001 par value common stock, unlimited authorized shares)	$35,604,471	$32,986,411	$932,466,108
Undistributed (accumulated) net investment income (loss)	—	—	(5,931,952)
Undistributed (accumulated) net realized gain (loss)	1,039,183	(12,050)	(5,357,552)
Net unrealized appreciation (depreciation)	2,077,751	(737,771)	12,873,687
Net Assets	$38,721,405	$32,236,590	$934,050,291

NET ASSETS:
Class I	$37,077,791	$28,375,483	$855,024,124
Class N	1,643,614	3,861,107	79,026,167
SHARES OUTSTANDING:
Class I	3,432,251	3,422,135	79,392,512
Class N	152,311	467,151	7,343,876
NET ASSET VALUE AND PUBLIC OFFERING PRICE PER SHARE:
Class I	$10.80	$8.29	$10.77
Class N	$10.79	$8.27	$10.76

Premiums paid on interest rate swaps	—	—	406,540
Premiums received on interest rate swaps	—	—	5,786

Foreign currency at cost of $132,966, $— and $1,407,439, respectively.
**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

214	AQR Funds	Annual Report	December 2013

Statements of Assets and Liabilities	December 31, 2013

	AQR RISK PARITY II MV FUND**	AQR RISK PARITY II HV FUND**	AQR MULTI- STRATEGY ALTERNATIVE FUND**
ASSETS:
Investments in securities, at cost	$44,992,136	$34,482,492	$1,684,320,543

Investments in securities, at value	$44,921,683	$34,440,813	$1,920,207,516
Cash	17	60,379	—
Foreign currency, at value	62,668	5,028	9,882,650
Due from brokers	1,993,018	1,306,132	581,488,718
Unrealized appreciation on forward foreign currency exchange contracts	—	—	4,528,165
Swaps, at value	388,934	310,834	38,864,297
Unrealized appreciation on futures contracts	877,998	696,356	3,605,001
Receivables:
Securities sold	—	—	21,586,558
Foreign tax reclaim	—	—	613,509
Dividends and interest	78,133	60,589	2,117,859
Capital shares sold	8,148	8,586	2,703,345
Prepaid expenses	15,612	14,929	51,578
Total Assets	48,346,211	36,903,646	2,585,649,196
LIABILITIES:
Securities sold short, at value (proceeds $—, $— and $824,809,159, respectively)	—	—	978,491,299
Options written, at value (proceeds $—, $— and $10,237, respectively)	—	—	1,432
Due to custodian	—	—	1,025,978
Reverse repurchase agreements, at value	—	9,937,250	—
Due to brokers	90,218	28,413	6,894,535
Unrealized depreciation on forward foreign currency exchange contracts	48,897	32,431	—
Swaps, at value	146,659	272,318	8,193,815
Unrealized depreciation on futures contracts	694,682	286,298	6,503,800
Payables:
Securities purchased	—	—	49,830,308
Accrued Investment advisory fees	—	9,704	2,382,851
Accrued Shareholder servicing fees	9,973	5,671	—
Accrued Distribution fees — Class N	2,210	1,977	16,522
Capital shares redeemed	200	1,598	2,557,836
Dividends and interest payable on securities sold short	—	—	467,347
Interest payable for reverse repurchase agreements	—	1,733	—
Other accrued expenses and liabilities	108,249	97,215	665,507
Total Liabilities	1,101,088	10,674,608	1,057,031,230
Net Assets	$47,245,123	$26,229,038	$1,528,617,966

NET ASSETS CONSIST OF:
Paid-in capital ($0.001 par value common stock, unlimited authorized shares)	$47,869,049	$26,638,976	$1,553,881,533
Undistributed (accumulated) net investment income (loss)	(45,004)	(8,332)	(37,359,639)
Undistributed (accumulated) net realized gain (loss)	(886,219)	(776,598)	(102,154,636)
Net unrealized appreciation (depreciation)	307,297	374,992	114,250,708
Net Assets	$47,245,123	$26,229,038	$1,528,617,966

NET ASSETS:
Class I	$37,848,351	$17,577,063	$1,453,976,567
Class N	9,396,772	8,651,975	74,641,399
SHARES OUTSTANDING:
Class I	3,779,116	1,780,470	148,651,004
Class N	940,172	877,168	7,646,878
NET ASSET VALUE AND PUBLIC OFFERING PRICE PER SHARE:
Class I	$10.02	$9.87	$9.78
Class N	$9.99	$9.86	$9.76

Foreign currency at cost of $62,176, $4,976 and $6,984,955, respectively.
**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2013	215

Statements of Assets and Liabilities	December 31, 2013

AQR STYLE PREMIA ALTERNATIVE FUND**
ASSETS:
Investments in securities, at cost	$481,645,736

Investments in securities, at value	$488,070,524
Cash	19,656,351
Foreign currency, at value	55,332
Due from brokers	36,698,847
Unrealized appreciation on forward foreign currency exchange contracts	374,760
Swaps, at value	2,212,263
Unrealized appreciation on futures contracts	3,691,460
Receivables:
Securities sold	59,102
Foreign tax reclaim	5,298
Dividends and interest	66,201
Capital shares sold	41,607,690
Prepaid expenses	15,629
Total Assets	592,513,457
LIABILITIES:
Securities sold short, at value (proceeds $158,579,762)	166,014,842
Due to brokers	1,578,641
Swaps, at value	4,957,180
Payables:
Securities purchased	97
Accrued Investment advisory fees	354,827
Accrued Distribution fees — Class N	2,913
Capital shares redeemed	7,791
Dividends and interest payable on securities sold short	184,871
Other accrued expenses and liabilities	197,326
Total Liabilities	173,298,488
Net Assets	$419,214,969

NET ASSETS CONSIST OF:
Paid-in capital ($0.001 par value common stock, unlimited authorized shares)	$414,749,139
Undistributed (accumulated) net investment income (loss)	(943,313)
Undistributed (accumulated) net realized gain (loss)	5,131,554
Net unrealized appreciation (depreciation)	277,589
Net Assets	$419,214,969

NET ASSETS:
Class I	$403,242,880
Class N	15,972,089
SHARES OUTSTANDING:
Class I	39,620,574
Class N	1,568,834
NET ASSET VALUE AND PUBLIC OFFERING PRICE PER SHARE:
Class I	$10.18
Class N	$10.18

Foreign currency at cost of $45,746.
**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

216	AQR Funds	Annual Report	December 2013

Statements of Operations	December 31, 2013

	AQR DIVERSIFIED ARBITRAGE FUND	AQR LONG-SHORT EQUITY FUND	AQR MANAGED FUTURES STRATEGY FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2013	FOR THE PERIOD 07/16/13*-12/31/13	FOR THE YEAR ENDED DECEMBER 31, 2013
INVESTMENT INCOME:
Dividend income†	$40,281,445	$18	$200,176
Interest income	43,554,233	171	430,429
Securities lending income, net	77,968	—	—
Total Income	83,913,646	189	630,605

EXPENSES:
Investment advisory fees	26,707,997	27,974	42,561,597
Custody, administration & accounting fees	872,301	2,445	1,702,547
Legal fees	252,794	1,275	184,769
Audit & tax fees	327,963	39,621	141,626
Shareholder reporting fees	409,883	20,597	428,881
Transfer agent fees	2,751,655	8,683	3,772,295
Trustee fees	126,801	324	172,212
Organization and offering costs	—	12,500	—
Distribution fees—Class N	2,035,884	987	2,348,595
Dividends and interest on securities sold short	11,694,157	—	—
Recoupment of waiver	187,072	—	372,808
Registration fees	—	16,050	—
Pricing fee	110,268	2,122	—
Other fees	348,434	4,907	812,474
Total Expenses	45,825,209	137,485	52,497,804

Less fee waivers and/or reimbursements	—	(103,434)	(2,060)
Net Expenses	45,825,209	34,051	52,495,744
Net Investment Income (Loss)	38,088,437	(33,862)	(51,865,139)

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments in securities	133,995,471	—	(6,933)
Foreign currency and foreign currency translations	694,248	1,483	994,932
Forward foreign currency exchange contracts	1,596,781	10,662	168,217,992
Futures contracts	(37,981,759)	160,849	94,937,272
Securities sold short	(73,518,383)	—	—
Swap contracts	(40,271,035)	112,663	(9,866,069)
Written options	(1,569,916)	—	—
Net realized gain (loss)	(17,054,593)	285,657	254,277,194

Net change in unrealized appreciation (depreciation) on:
Investments in securities	77,878,923	—	89,175
Foreign currency and foreign currency translations	(5,588,085)	(1,150)	339,519
Forward foreign currency exchange contracts	736,196	(447)	50,904,444
Futures contracts	(12,390,081)	81,479	109,764,982
Securities sold short	(60,794,908)	—	—
Swap contracts	22,838,048	264,545	18,115,367
Written options	(100,156)	—	—
Net change in unrealized appreciation (depreciation)	22,579,937	344,427	179,213,487
Net gain (loss) and change in unrealized appreciation (depreciation)	5,525,344	630,084	433,490,681
Net increase (decrease) in net assets resulting from operations	$43,613,781	$596,222	$381,625,542

† Net of foreign taxes withheld of	$66,447	$—	$—

*	Commencement of operations.
**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2013	217

Statements of Operations	December 31, 2013

	AQR MANAGED FUTURES STRATEGY HV FUND**	AQR RISK-BALANCED COMMODITIES STRATEGY FUND**	AQR RISK PARITY FUND**
	FOR THE PERIOD 07/16/13*-12/31/13	FOR THE YEAR ENDED DECEMBER 31, 2013	FOR THE YEAR ENDED DECEMBER 31, 2013
INVESTMENT INCOME:
Dividend income	$71	$1,079	$12,488
Interest income	2,274	1,962	2,843,706
Total Income	2,345	3,041	2,856,194

EXPENSES:
Investment advisory fees	193,996	363,072	8,601,695
Shareholder servicing fees	—	151,279	—
Custody, administration & accounting fees	6,433	23,323	522,761
Legal fees	10,931	14,847	76,136
Audit & tax fees	114,939	140,657	167,615
Shareholder reporting fees	18,578	9,474	35,334
Transfer agent fees	15,326	71,297	702,218
Trustee fees	353	3,059	56,411
Organization and offering costs	12,500	—	—
Distribution fees—Class N	1,554	11,180	347,665
Interest expense	4,223	—	—
Recoupment of waiver	—	—	18,271
Pricing fee	—	—	33,411
Other fees	44,996	28,350	126,606
Total Expenses	423,829	816,538	10,688,123

Less fee waivers and/or reimbursements	(197,079)	(167,979)	—
Net Expenses	226,750	648,559	10,688,123
Net Investment Income (Loss)	(224,405)	(645,518)	(7,831,929)

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments in securities	(37)	20	(15,241,369)
Foreign currency and foreign currency translations	9,093	—	(441,265)
Forward foreign currency exchange contracts	703,466	—	(19,647,291)
Futures contracts	593,776	(334,442)	14,280,020
Swap contracts	(544,368)	(11,415,980)	13,292,078
Net realized gain (loss)	761,930	(11,750,402)	(7,757,827)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	276	266	(20,458,839)
Foreign currency and foreign currency translations	2,611	—	228,437
Forward foreign currency exchange contracts	1,020,136	—	1,844,015
Futures contracts	1,080,737	(427,234)	9,456,904
Swap contracts	(26,009)	1,120,387	7,530,271
Net change in unrealized appreciation (depreciation)	2,077,751	693,419	(1,399,212)
Net gain (loss) and change in unrealized appreciation (depreciation)	2,839,681	(11,056,983)	(9,157,039)
Net increase (decrease) in net assets resulting from operations	$2,615,276	$(11,702,501)	$(16,988,968)

*	Commencement of operations.
**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

218	AQR Funds	Annual Report	December 2013

Statements of Operations	December 31, 2013

	AQR RISK PARITY II MV FUND**	AQR RISK PARITY II HV FUND**	AQR MULTI- STRATEGY ALTERNATIVE FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2013	FOR THE YEAR ENDED DECEMBER 31, 2013	FOR THE YEAR ENDED DECEMBER 31, 2013
INVESTMENT INCOME:
Dividend income†	$275	$—	$13,777,847
Interest income	269,713	224,180	7,370,854
Securities lending income, net	—	—	1,043
Total Income	269,988	224,180	21,149,744

EXPENSES:
Investment advisory fees	359,469	252,815	23,280,543
Shareholder servicing fees	179,735	90,291	—
Custody, administration & accounting fees	41,817	34,160	623,582
Legal fees	27,815	31,080	77,254
Audit & tax fees	115,918	115,913	248,945
Shareholder reporting fees	9,021	8,354	39,719
Transfer agent fees	50,233	35,287	831,562
Trustee fees	3,315	1,677	55,187
Organization and offering costs	31,172	32,723	—
Distribution fees—Class N	37,789	32,608	147,545
Dividends and interest on securities sold short and reverse repurchase agreements	—	29,040	17,219,508
Pricing fee	505	505	29,713
Other fees	55,427	50,551	216,819
Total Expenses	912,216	715,004	42,770,377

Less fee waivers and/or reimbursements	(189,256)	(237,421)	(303,787)
Net Expenses	722,960	477,583	42,466,590
Net Investment Income (Loss)	(452,972)	(253,403)	(21,316,846)

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments in securities	(3,203,080)	(2,276,309)	37,686,256
Foreign currency and foreign currency translations	13,162	42,563	1,067,913
Forward foreign currency exchange contracts	(121,580)	(305,018)	27,378,682
Futures contracts	619,402	1,149,472	(17,643,017)
Securities sold short	—	—	(82,109,183)
Swap contracts	(1,486,207)	(2,118,182)	32,609,996
Written options	—	—	(716,720)
Net realized gain (loss)	(4,178,303)	(3,507,474)	(1,726,073)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(192,986)	(219,758)	174,222,888
Foreign currency and foreign currency translations	(274)	(1,462)	(31,284)
Forward foreign currency exchange contracts	(4,499)	65,800	(3,606,788)
Futures contracts	191,595	425,484	(6,843,558)
Securities sold short	—	—	(113,428,824)
Swap contracts	248,992	94,312	28,665,042
Written options	—	—	1,745
Net change in unrealized appreciation (depreciation)	242,828	364,376	78,979,221
Net gain (loss) and change in unrealized appreciation (depreciation)	(3,935,475)	(3,143,098)	77,253,148
Net increase (decrease) in net assets resulting from operations	$(4,388,447)	$(3,396,501)	$55,936,302

† Net of foreign taxes withheld of	$—	$—	$1,368,445

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2013	219

Statements of Operations	December 31, 2013

AQR STYLE PREMIA ALTERNATIVE FUND**
FOR THE PERIOD 10/30/13*-12/31/13
INVESTMENT INCOME:
Dividend income†	$173,828
Total Income	173,828

EXPENSES:
Investment advisory fees	783,550
Custody, administration & accounting fees	36,460
Legal fees	5,062
Audit & tax fees	88,464
Shareholder reporting fees	1,100
Transfer agent fees	2,604
Trustee fees	503
Organization and offering costs	25,000
Distribution fees—Class N	4,833
Dividends and interest on securities sold short	330,452
Pricing fee	2,681
Other fees	50,765
Total Expenses	1,331,474

Less fee waivers and/or reimbursements	(125,276)
Net Expenses	1,206,198
Net Investment Income (Loss)	(1,032,370)

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments in securities	91,261
Foreign currency and foreign currency translations	(43,598)
Forward foreign currency exchange contracts	6,488,383
Futures contracts	3,365,863
Securities sold short	(51,896)
Swap contracts	4,268,330
Net realized gain (loss)	14,118,343

Net change in unrealized appreciation (depreciation) on:
Investments in securities	6,424,788
Foreign currency and foreign currency translations	(33,422)
Forward foreign currency exchange contracts	374,760
Futures contracts	3,691,460
Securities sold short	(7,435,080)
Swap contracts	(2,744,917)
Net change in unrealized appreciation (depreciation)	277,589
Net gain (loss) and change in unrealized appreciation (depreciation)	14,395,932
Net increase (decrease) in net assets resulting from operations	$13,363,562

† Net of foreign taxes withheld of	$26,920

*	Commencement of operations.
**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

220	AQR Funds	Annual Report	December 2013

Statements of Changes in Net Assets	December 31, 2013

	AQR DIVERSIFIED ARBITRAGE FUND		AQR LONG-SHORT EQUITY FUND
	FOR THE YEAR ENDED DECEMBER 31, 2013	FOR THE YEAR ENDED DECEMBER 31, 2012	FOR THE PERIOD 7/16/13*-12/31/13
OPERATIONS:
Net investment income (loss)	$38,088,437	$18,967,706	$(33,862)
Net realized gain (loss)	(17,054,593)	61,270,840	285,657
Net change in unrealized appreciation (depreciation)	22,579,937	(11,053,088)	344,427
Net increase (decrease) in net assets resulting from operations	43,613,781	69,185,458	596,222

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(29,570,772)	(20,054,461)	(316,646)
Class N	(10,955,754)	(6,424,707)	(52,907)
Total	(40,526,526)	(26,479,168)	(369,553)
Net realized gain:
Class I	(12,468,588)	(8,252,742)	(107,112)
Class N	(5,475,329)	(3,609,101)	(18,230)
Total	(17,943,917)	(11,861,843)	(125,342)
Return of capital:
Class I	(15,100,534)	—	—
Class N	(6,624,075)	—	—
Total	(21,724,609)	—	—
Total distributions	(80,195,052)	(38,341,011)	(494,895)

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	853,020,321	1,015,619,538	4,751,453
Reinvestment of distributions	47,464,198	24,177,205	423,758
Cost of shares redeemed	(751,220,427)	(765,520,230)	(11,827)
Net increase (decrease) from capital transactions	149,264,092	274,276,513	5,163,384
CLASS N
Proceeds from shares sold	298,155,480	313,184,408	1,087,057
Reinvestment of distributions	20,315,353	9,826,792	71,137
Cost of shares redeemed	(232,413,627)	(222,575,477)	(266,708)
Net increase (decrease) from capital transactions	86,057,206	100,435,723	891,486
Net increase (decrease) in net assets resulting from capital transactions	235,321,298	374,712,236	6,054,870
Total increase (decrease) in net assets	198,740,027	405,556,683	6,156,197

NET ASSETS:
Beginning of period	2,514,095,324	2,108,538,641	—
End of period	$2,712,835,351	$2,514,095,324	$6,156,197

Undistributed accumulated net investment income (loss)	$(14,073,713)	$417,982	$(252,842)

CHANGES IN SHARES OUTSTANDING:
CLASS I
Shares outstanding, beginning of period	158,688,997	133,778,788	—
Shares sold	76,411,318	91,852,169	473,112
Shares issued on reinvestment of distributions	4,354,773	2,195,928	41,832
Shares redeemed	(67,397,809)	(69,137,888)	(1,173)
Shares outstanding, end of period	172,057,279	158,688,997	513,771
CLASS N
Shares outstanding, beginning of period	69,181,212	60,071,714	—
Shares sold	26,829,009	28,441,266	108,364
Shares issued on reinvestment of distributions	1,870,652	894,936	7,022
Shares redeemed	(20,911,787)	(20,226,704)	(26,242)
Shares outstanding, end of period	76,969,086	69,181,212	89,144

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2013	221

Statements of Changes in Net Assets	December 31, 2013

	AQR MANAGED FUTURES STRATEGY FUND**		AQR MANAGED FUTURES STRATEGY HV FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2013	FOR THE YEAR ENDED DECEMBER 31, 2012	FOR THE PERIOD 7/16/13*-12/31/13
OPERATIONS:
Net investment income (loss)	$(51,865,139)	$(23,819,486)	$(224,405)
Net realized gain (loss)	254,277,194	43,049,129	761,930
Net change in unrealized appreciation (depreciation)	179,213,487	49,331,383	2,077,751
Net increase (decrease) in net assets resulting from operations	381,625,542	68,561,026	2,615,276

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	—	(13,405,142)	—
Class N	—	(3,993,493)	—
Total	—	(17,398,635)	—
Net realized gain:
Class I	(44,703,867)	—	(37,471)
Class N	(13,828,173)	—	(2,323)
Total	(58,532,040)	—	(39,794)
Total distributions	(58,532,040)	(17,398,635)	(39,794)

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	2,963,680,604	1,395,656,377	37,265,431
Reinvestment of distributions	35,641,387	10,360,005	37,471
Cost of shares redeemed	(888,754,364)	(387,573,411)	(2,656,317)
Net increase (decrease) from capital transactions	2,110,567,627	1,018,442,971	34,646,585
CLASS N
Proceeds from shares sold	1,012,924,117	330,844,230	2,502,670
Reinvestment of distributions	13,776,405	3,925,643	2,323
Cost of shares redeemed	(210,372,539)	(295,614,412)	(1,005,655)
Net increase (decrease) from capital transactions	816,327,983	39,155,461	1,499,338
Net increase (decrease) in net assets resulting from capital transactions	2,926,895,610	1,057,598,432	36,145,923
Total increase (decrease) in net assets	3,249,989,112	1,108,760,823	38,721,405

NET ASSETS:
Beginning of period	2,664,277,197	1,555,516,374	—
End of period	$5,914,266,309	$2,664,277,197	$38,721,405

Undistributed accumulated net investment income (loss)	$(46,677)	$(1,795,380)	$—

CHANGES IN SHARES OUTSTANDING:
CLASS I
Shares outstanding, beginning of period	218,555,645	112,731,031	—
Shares sold	290,847,133	145,328,092	3,683,449
Shares issued on reinvestment of distributions	3,427,066	1,075,795	3,562
Shares redeemed	(87,501,693)	(40,579,273)	(254,760)
Shares outstanding, end of period	425,328,151	218,555,645	3,432,251
CLASS N
Shares outstanding, beginning of period	54,190,271	49,946,509	—
Shares sold	99,221,038	34,790,824	246,459
Shares issued on reinvestment of distributions	1,334,923	409,770	221
Shares redeemed	(20,824,117)	(30,956,832)	(94,369)
Shares outstanding, end of period	133,922,115	54,190,271	152,311

*	Commencement of operations.
**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

222	AQR Funds	Annual Report	December 2013

Statements of Changes in Net Assets	December 31, 2013

	AQR RISK-BALANCED COMMODITIES STRATEGY FUND**		AQR RISK PARITY FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2013	FOR THE PERIOD 7/09/12*-12/31/12	FOR THE YEAR ENDED DECEMBER 31, 2013	FOR THE YEAR ENDED DECEMBER 31, 2012
OPERATIONS:
Net investment income (loss)	$(645,518)	$(169,935)	$(7,831,929)	$(476,291)
Net realized gain (loss)	(11,750,402)	(749,368)	(7,757,827)	81,873,863
Net change in unrealized appreciation (depreciation)	693,419	(1,431,190)	(1,399,212)	7,410,873
Net increase (decrease) in net assets resulting from operations	(11,702,501)	(2,350,493)	(16,988,968)	88,808,445

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	—	—	(21,096,377)	(9,796,702)
Class N	—	—	(1,568,986)	(1,584,812)
Total	—	—	(22,665,363)	(11,381,514)
Net realized gain:
Class I	—	—	(35,650,580)	(32,256,921)
Class N	—	—	(3,239,083)	(6,624,667)
Total	—	—	(38,889,663)	(38,881,588)
Total distributions	—	—	(61,555,026)	(50,263,102)

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	23,425,236	77,004,032	522,146,729	669,000,824
Reinvestment of distributions	—	—	48,021,450	35,264,133
Cost of shares redeemed	(47,521,978)	(11,390,971)	(514,099,505)	(206,439,327)
Net increase (decrease) from capital transactions	(24,096,742)	65,613,061	56,068,674	497,825,630
CLASS N
Proceeds from shares sold	5,602,455	3,507,402	37,388,598	132,332,404
Reinvestment of distributions	—	—	4,729,810	8,172,729
Cost of shares redeemed	(3,103,737)	(1,232,855)	(125,206,912)	(26,348,713)
Net increase (decrease) from capital transactions	2,498,718	2,274,547	(83,088,504)	114,156,420
Net increase (decrease) in net assets resulting from capital transactions	(21,598,024)	67,887,608	(27,019,830)	611,982,050
Total increase (decrease) in net assets	(33,300,525)	65,537,115	(105,563,824)	650,527,393

NET ASSETS:
Beginning of period	65,537,115	—	1,039,614,115	389,086,722
End of period	$32,236,590	$65,537,115	$934,050,291	$1,039,614,115

Undistributed accumulated net investment income (loss)	$—	$—	$(5,931,952)	$12,558,291

CHANGES IN SHARES OUTSTANDING:

CLASS I
Shares outstanding, beginning of period	6,413,854	—	75,596,068	31,791,062
Shares sold	2,602,548	7,499,229	44,822,715	58,917,029
Shares issued on reinvestment of distributions	—	—	4,471,363	3,071,788
Shares redeemed	(5,594,267)	(1,085,375)	(45,497,634)	(18,183,811)
Shares outstanding, end of period	3,422,135	6,413,854	79,392,512	75,596,068

CLASS N
Shares outstanding, beginning of period	223,691	—	14,906,004	4,868,266
Shares sold	606,741	340,691	3,211,181	11,658,773
Shares issued on reinvestment of distributions	—	—	440,803	713,153
Shares redeemed	(363,281)	(117,000)	(11,214,112)	(2,334,188)
Shares outstanding, end of period	467,151	223,691	7,343,876	14,906,004

*	Commencement of operations.
**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2013	223

Statements of Changes in Net Assets	December 31, 2013

	AQR RISK PARITY II MV FUND**		AQR RISK PARITY II HV FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2013	FOR THE PERIOD 11/05/12*-12/31/12	FOR THE YEAR ENDED DECEMBER 31, 2013	FOR THE PERIOD 11/05/12*-12/31/12
OPERATIONS:
Net investment income (loss)	$(452,972)	$2,578	$(253,403)	$5,591
Net realized gain (loss)	(4,178,303)	160,027	(3,507,474)	290,719
Net change in unrealized appreciation (depreciation)	242,828	64,469	364,376	10,616
Net increase (decrease) in net assets resulting from operations	(4,388,447)	227,074	(3,396,501)	306,926

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(51,310)	(16,427)	(49,264)	(36,666)
Class N	(12,869)	—	(24,033)	(4,075)
Total	(64,179)	(16,427)	(73,297)	(40,741)
Net realized gain:
Class I	(8,622)	—	(41,465)	—
Class N	(2,163)	—	(20,229)	—
Total	(10,785)	—	(61,694)	—
Total distributions	(74,964)	(16,427)	(134,991)	(40,741)

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	93,026,269	38,864,832	57,186,061	15,978,772
Reinvestment of distributions	42,081	16,427	89,047	36,666
Cost of shares redeemed	(81,847,252)	(9,067,579)	(54,453,441)	(1,270)
Net increase (decrease) from capital transactions	11,221,098	29,813,680	2,821,667	16,014,168
CLASS N
Proceeds from shares sold	29,862,796	3,242,604	24,623,879	6,140,990
Reinvestment of distributions	14,991	—	44,262	4,075
Cost of shares redeemed	(21,642,916)	(1,014,366)	(19,787,752)	(366,944)
Net increase (decrease) from capital transactions	8,234,871	2,228,238	4,880,389	5,778,121
Net increase (decrease) in net assets resulting from capital transactions	19,455,969	32,041,918	7,702,056	21,792,289
Total increase (decrease) in net assets	14,992,558	32,252,565	4,170,564	22,058,474

NET ASSETS:
Beginning of period	32,252,565	—	22,058,474	—
End of period	$47,245,123	$32,252,565	$26,229,038	$22,058,474

Undistributed accumulated net investment income (loss)	$(45,004)	$64,137	$(8,332)	$73,283

CHANGES IN SHARES OUTSTANDING:

CLASS I
Shares outstanding, beginning of period	2,950,196	—	1,591,812	—
Shares sold	9,091,173	3,844,193	5,572,364	1,588,338
Shares issued on reinvestment of distributions	4,212	1,620	9,058	3,599
Shares redeemed	(8,266,465)	(895,617)	(5,392,764)	(125)
Shares outstanding, end of period	3,779,116	2,950,196	1,780,470	1,591,812

CLASS N
Shares outstanding, beginning of period	221,957	—	567,306	—
Shares sold	2,885,341	321,962	2,325,030	602,901
Shares issued on reinvestment of distributions	1,504	—	4,503	399
Shares redeemed	(2,168,630)	(100,005)	(2,019,671)	(35,994)
Shares outstanding, end of period	940,172	221,957	877,168	567,306

*	Commencement of operations.
**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

224	AQR Funds	Annual Report	December 2013

Statements of Changes in Net Assets	December 31, 2013

	AQR MULTI-STRATEGY ALTERNATIVE FUND**		AQR STYLE PREMIA ALTERNATIVE FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2013	FOR THE YEAR ENDED DECEMBER 31, 2012	FOR THE PERIOD 10/30/13*-12/31/13
OPERATIONS:
Net investment income (loss)	$(21,316,846)	$(9,845,563)	$(1,032,370)
Net realized gain (loss)	(1,726,073)	(11,666,874)	14,118,343
Net change in unrealized appreciation (depreciation)	78,979,221	34,480,693	277,589
Net increase (decrease) in net assets resulting from operations	55,936,302	12,968,256	13,363,562

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(63,777,345)	(1,085,248)	(6,574,253)
Class N	(3,214,925)	—	(253,100)
Total	(66,992,270)	(1,085,248)	(6,827,353)
Net realized gain:
Class I	(17,108,033)	(1,191,421)	(992,985)
Class N	(901,984)	(54,608)	(38,950)
Total	(18,010,017)	(1,246,029)	(1,031,935)
Total distributions	(85,002,287)	(2,331,277)	(7,859,288)

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	924,993,719	682,299,842	390,642,419
Reinvestment of distributions	66,445,405	1,825,572	7,567,238
Cost of shares redeemed	(318,011,140)	(142,988,282)	(318,591)
Net increase (decrease) from capital transactions	673,427,984	541,137,132	397,891,066
CLASS N
Proceeds from shares sold	53,142,617	39,666,094	15,941,402
Reinvestment of distributions	4,089,028	54,570	292,050
Cost of shares redeemed	(24,341,705)	(41,973,512)	(413,823)
Net increase (decrease) from capital transactions	32,889,940	(2,252,848)	15,819,629
Net increase (decrease) in net assets resulting from capital transactions	706,317,924	538,884,284	413,710,695
Total increase (decrease) in net assets	677,251,939	549,521,263	419,214,969

NET ASSETS:
Beginning of period	851,366,027	301,844,764	—
End of period	$1,528,617,966	$851,366,027	$419,214,969

Undistributed accumulated net investment income (loss)	$(37,359,639)	$(5,193,502)	$(943,313)

CHANGES IN SHARES OUTSTANDING:

CLASS I
Shares outstanding, beginning of period	81,626,174	26,521,933	—
Shares sold	91,941,333	69,512,527	38,910,297
Shares issued on reinvestment of distributions	6,814,913	184,399	741,160
Shares redeemed	(31,731,416)	(14,592,685)	(30,883)
Shares outstanding, end of period	148,651,004	81,626,174	39,620,574

CLASS N
Shares outstanding, beginning of period	4,359,055	4,608,787	—
Shares sold	5,303,536	4,042,219	1,580,201
Shares issued on reinvestment of distributions	420,250	5,529	28,604
Shares redeemed	(2,435,963)	(4,297,480)	(39,971)
Shares outstanding, end of period	7,646,878	4,359,055	1,568,834

*	Commencement of operations.
**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2013	225

Statement of Cash Flows	December 31, 2013

AQR DIVERSIFIED ARBITRAGE FUND
FOR THE YEAR ENDED DECEMBER 31, 2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations	$43,613,781
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) in operating activities:
Payments to purchase securities	(7,644,336,470)
Payments to cover short securities	(1,596,595,215)
Payments to close written options	(3,821,859)
Proceeds from sale of securities	7,317,466,289
Proceeds from securities sold short	1,571,947,446
Proceeds from written options	4,579,445
Return of cash collateral for securities loaned	161,950
Sales of short-term investments, net	427,865,282
Realized gain on investments in securities	(133,995,471)
Realized loss on securities sold short	73,518,383
Realized loss on written options	1,569,916
Change in unrealized appreciation on investments in securities	(77,878,923)
Change in unrealized depreciation on securities sold short	60,794,908
Change in unrealized appreciation on written options	100,156
Amortization of bond premium	215,991
Realized gain on paydowns	(54,811)
(Increases) decreases in operating assets:
Due from brokers	(219,542,866)
Swaps, at value	(33,594,303)
Unrealized appreciation on futures contracts	6,754
Receivable for securities sold	(44,950,483)
Foreign tax reclaim	(44,590)
Dividends and interest	(4,415,356)
Prepaid expenses	53,897
Increases (decreases) in operating liabilities:
Due to custodian/broker	302,591
Unrealized depreciation on forward foreign currency exchange contracts	(736,196)
Swaps, at value	17,039,302
Unrealized depreciation on futures contracts	12,383,327
Payable for securities purchased	43,456,601
Collateral received on securities loaned	(161,950)
Accrued Investment advisory fees	322,466
Accrued Distribution fees — Class N	16,482
Dividends and interest payable on securities sold short	(310,297)
Other accrued expenses and liabilities	293,128
Net cash used in operating activities	$(184,730,695)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from shares sold	1,151,749,009
Payments on shares redeemed	(983,529,869)
Cash distributions paid	(12,415,501)
Net cash provided by financing activities	$155,803,639
Net change in cash	(28,927,056)
Cash, beginning of period	34,722,274
Cash, end of period	$5,795,218

Supplemental disclosure of cash flow information:

Cash paid during the period for interest in the amount of $2,230,201.

The accompanying notes are an integral part of these financial statements.

226	AQR Funds	Annual Report	December 2013

Statement of Cash Flows	December 31, 2013

AQR RISK PARITY II HV FUND**
FOR THE YEAR ENDED DECEMBER 31, 2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations	$(3,396,501)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) in operating activities:
Payments to purchase securities	(65,468,668)
Proceeds from sale of securities	68,123,951
Purchases of short-term investments, net	(8,174,586)
Realized loss on investments in securities	2,276,309
Change in unrealized depreciation on investments in securities	219,758
Amortization of bond premium	236,917
(Increases) decreases in operating assets:
Due from brokers	619,813
Swaps, at value	(306,128)
Unrealized appreciation on futures contracts	(696,356)
Dividends and interest	28,728
Expense reimbursement due from Advisor	90,647
Prepaid expenses	14,372
Increases (decreases) in operating liabilities:
Due to custodian/broker	28,413
Unrealized depreciation on forward foreign currency exchange contracts	(65,800)
Swaps, at value	211,816
Unrealized depreciation on futures contracts	270,872
Payable for securities purchased	(2,300,456)
Accrued Investment advisory fees	9,704
Accrued Shareholder servicing fees	5,671
Accrued Distribution fees — Class N	1,094
Interest payable for reverse repurchase agreements	843
Other accrued expenses and liabilities	46,902
Net cash used in operating activities	$(8,222,685)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from shares sold	81,880,836
Net change in reverse repurchase agreements	(652,640)
Payments on shares redeemed	(74,239,595)
Cash distributions paid	(1,682)
Net cash provided by financing activities	$6,986,919
Net change in cash	(1,235,766)
Cash, beginning of period	1,301,173
Cash, end of period	$65,407

Supplemental disclosure of cash flow information:

Cash paid during the period for interest in the amount of $29,040.

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2013	227

Statement of Cash Flows	December 31, 2013

AQR MULTI- STRATEGY ALTERNATIVE FUND**
FOR THE YEAR ENDED DECEMBER 31, 2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations	$55,936,302
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) in operating activities:
Payments to purchase securities	(1,010,004,196)
Payments to cover short securities	(557,226,995)
Payments to close written options	(1,214,926)
Proceeds from sale of securities	537,919,085
Proceeds from securities sold short	820,221,454
Proceeds from written options	472,527
Return of cash collateral for securities loaned	1,238,191
Purchases of short-term investments, net	(282,085,419)
Realized gain on investments in securities	(37,686,256)
Realized loss on securities sold short	82,109,183
Realized loss on written options	716,720
Change in unrealized appreciation on investments in securities	(174,222,888)
Change in unrealized depreciation on securities sold short	113,428,824
Change in unrealized appreciation on written options	(1,745)
Amortization of bond premium	712,247
(Increases) decreases in operating assets:
Due from brokers	(182,955,179)
Unrealized appreciation on forward foreign currency exchange contracts	3,606,788
Swaps, at value	(34,241,057)
Unrealized appreciation on futures contracts	339,758
Receivable for securities sold	(21,016,671)
Foreign tax reclaim	(450,209)
Dividends and interest	(1,218,254)
Prepaid expenses	(5,743)
Increases (decreases) in operating liabilities:
Due to broker	6,894,535
Swaps, at value	6,245,616
Unrealized depreciation on futures contracts	6,503,800
Payable for securities purchased	45,636,189
Collateral received on securities loaned	(1,238,191)
Accrued Investment advisory fees	1,094,495
Accrued Distribution fees — Class N	8,821
Dividends and interest payable on securities sold short	192,878
Other accrued expenses and liabilities	245,106
Net cash used in operating activities	$(620,045,210)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from shares sold	985,014,928
Payments on shares redeemed	(340,705,904)
Cash distributions paid	(14,467,854)
Due to custodian	(1,742,030)
Net cash provided by financing activities	$628,099,140
Net change in cash	8,053,930
Cash, beginning of period	1,828,720
Cash, end of period	$9,882,650

Supplemental disclosure of cash flow information:

Cash paid during the period for interest in the amount of $5,836,938.

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

228	AQR Funds	Annual Report	December 2013

Statement of Cash Flows	December 31, 2013

AQR STYLE PREMIA ALTERNATIVE FUND**
FOR THE PERIOD 10/30/2013* - 12/31/2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations	$13,363,562
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) in operating activities:
Payments to purchase securities	(192,448,009)
Payments to cover short securities	(964,166)
Proceeds from sale of securities	836,158
Proceeds from securities sold short	159,492,032
Purchases of short-term investments, net	(289,942,624)
Realized gain on investments in securities	(91,261)
Realized loss on securities sold short	51,896
Change in unrealized appreciation on investments in securities	(6,424,788)
Change in unrealized depreciation on securities sold short	7,435,080
(Increases) decreases in operating assets:
Due from brokers	(36,698,847)
Unrealized appreciation on forward foreign currency exchange contracts	(374,760)
Swaps, at value	(2,212,263)
Unrealized appreciation on futures contracts	(3,691,460)
Receivable for securities sold	(59,102)
Foreign tax reclaim	(5,298)
Dividends and interest	(66,201)
Prepaid expenses	(15,629)
Increases (decreases) in operating liabilities:
Due to custodian/broker	1,578,641
Swaps, at value	4,957,180
Payable for securities purchased	97
Accrued Investment advisory fees	354,827
Accrued Distribution fees — Class N	2,913
Dividends and interest payable on securities sold short	184,871
Other accrued expenses and liabilities	197,326
Net cash used in operating activities	$(344,539,825)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from shares sold	364,976,131
Payments on shares redeemed	(724,623)
Net cash provided by financing activities	$364,251,508
Net change in cash	19,711,683
Cash, beginning of period	—
Cash, end of period	$19,711,683

Supplemental disclosure of cash flow information:

Cash paid during the period for interest in the amount of $237,444.

*	Commencement of operations.
**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2013	229

Financial Highlights	December 31, 2013

	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations				Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Return of Capital	Total Distributions
AQR DIVERSIFIED ARBITRAGE FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2013[5]	$11.05	0.17		0.02	0.19	(0.18)	(0.06)	(0.09)	(0.33)
FOR THE YEAR ENDED DECEMBER 31, 2012[5]	$10.89	0.10	[6]	0.24	0.34	(0.13)	(0.05)	—	(0.18)
FOR THE YEAR ENDED DECEMBER 31, 2011[5]	$11.15	0.13		(0.02)	0.11	(0.09)	(0.28)	—	(0.37)
FOR THE YEAR ENDED DECEMBER 31, 2010†	$10.80	0.06		0.46	0.52	(0.04)	(0.13)	—	(0.17)
FOR THE PERIOD 1/15/09[8]—12/31/09†,5	$10.00	0.13		0.79	0.92	(0.03)	(0.09)	—	(0.12)
AQR DIVERSIFIED ARBITRAGE FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2013[5]	$11.01	0.13		0.04	0.17	(0.16)	(0.06)	(0.09)	(0.31)
FOR THE YEAR ENDED DECEMBER 31, 2012[5]	$10.85	0.06	[6]	0.24	0.30	(0.09)	(0.05)	—	(0.14)
FOR THE YEAR ENDED DECEMBER 31, 2011†,5	$11.12	0.10		(0.02)	0.08	(0.07)	(0.28)	—	(0.35)
FOR THE YEAR ENDED DECEMBER 31, 2010†	$10.78	0.05		0.43	0.48	(0.01)	(0.13)	—	(0.14)
FOR THE PERIOD 1/15/09[8]—12/31/09†,5	$10.00	0.10		0.79	0.89	(0.02)	(0.09)	—	(0.11)
AQR LONG-SHORT EQUITY FUND CLASS I
FOR THE PERIOD 7/16/13[8]—12/31/13[5]	$10.00	(0.06)		1.17	1.11	(0.67)	(0.23)	—	(0.90)
AQR LONG-SHORT EQUITY FUND CLASS N
FOR THE PERIOD 7/16/13[8]—12/31/13[5]	$10.00	(0.07)		1.17	1.10	(0.66)	(0.23)	—	(0.89)
AQR MANAGED FUTURES STRATEGY FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2013[5]	$9.78	(0.12)		1.04	0.92	—	(0.11)	—	(0.11)
FOR THE YEAR ENDED DECEMBER 31, 2012[5]	$9.57	(0.12)		0.40	0.28	(0.07)	—	—	(0.07)
FOR THE YEAR ENDED DECEMBER 31, 2011†,5	$10.30	(0.12)		(0.53)	(0.65)	(0.04)	(0.04)	—	(0.08)
FOR THE PERIOD 1/06/10[8]—12/31/10†,5	$10.00	(0.12)		0.66	0.54	(0.09)	(0.15)	—	(0.24)
AQR MANAGED FUTURES STRATEGY FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2013[5]	$9.73	(0.15)		1.04	0.89	—	(0.11)	—	(0.11)
FOR THE YEAR ENDED DECEMBER 31, 2012[5]	$9.55	(0.14)		0.39	0.25	(0.07)	—	—	(0.07)
FOR THE YEAR ENDED DECEMBER 31, 2011†,5	$10.28	(0.15)		(0.52)	(0.67)	(0.02)	(0.04)	—	(0.06)
FOR THE PERIOD 1/06/10[8]—12/31/10†,5	$10.00	(0.15)		0.66	0.51	(0.08)	(0.15)	—	(0.23)
AQR MANAGED FUTURES STRATEGY HV FUND CLASS I
FOR THE PERIOD 7/16/13[8]—12/31/13[5]	$10.00	(0.08)		0.89	0.81	—	(0.01)	—	(0.01)
AQR MANAGED FUTURES STRATEGY HV FUND CLASS N
FOR THE PERIOD 7/16/13[8]—12/31/13[5]	$10.00	(0.09)		0.89	0.80	—	(0.01)	—	(0.01)
*	Annualized for periods less than one year.
†	Redemption fees of less than $0.005 per share were incurred by the share class.
1	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
2	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
3	Ratios do not include the impact of the expenses of the underlying funds in which the Fund invests.
4	Portfolio turnover is not annualized.
5	Per share net investment income (loss) and net realized and unrealized gain (loss) are based on average shares outstanding.
6	For the year ended December 31, 2012 certain Funds received special dividends which materially impacted the Net Investment Income Per Share and Net Investment Income Ratio. These dividends are not expected to continue in the future. Had these special dividends not been received the Net Investment Income Per Share and Net Investment Income Ratio would have been as follows:

FUND	NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO
AQR Diversified Arbitrage Fund—Class I	$0.08	0.73%
AQR Diversified Arbitrage Fund—Class N	$0.04	0.42%

7	For the year ended December 31, 2010, the Advisor contributed $544,199 into the Fund to compensate the Fund for a loss incurred due to trade processing errors. The impact of the Advisor’s contribution increased the total return by 0.08%.
8	Commencement of operations.
9	Certain expenses incurred by the Fund were not annualized for the period ended December 31, 2013.

The accompanying notes are an integral part of these financial statements.

230	AQR Funds	Annual Report	December 2013

Financial Highlights	December 31, 2013

		RATIOS/SUPPLEMENTAL DATA

			Ratios to Average Net Assets of:*

Net Asset Value, End of Period	Total Return[1,2]	Net Assets, End of Period	Expenses, Net of Reimbursements and/or Waivers[3]	Expenses, Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)[3]	Expenses, Before Reimbursements and/or Waivers[3]	Net Investment Income (Loss)	Portfolio Turnover Rate[4]

$10.91	1.75%	$1,876,480,736	1.64%	1.20%	1.64%	1.52%	349%
$11.05	3.13%	$1,752,723,858	2.30%	1.21%	2.32%	0.88%[6]	312%
$10.89	0.99%	$1,456,748,122	2.75%	1.20%	2.84%	1.18%	298%
$11.15	4.81%[7]	$824,237,659	2.59%	1.20%	2.62%	1.13%	361%
$10.80	9.24%	$160,026,814	2.46%	1.20%	3.25%	1.30%	482%

$10.87	1.51%	$836,354,615	1.88%	1.44%	1.88%	1.21%	349%
$11.01	2.83%	$761,371,466	2.62%	1.52%	2.62%	0.57%[6]	312%
$10.85	0.68%	$651,790,519	3.05%	1.50%	3.08%	0.89%	298%
$11.12	4.52%[7]	$382,758,131	2.89%	1.50%	2.92%	0.85%	361%
$10.78	8.88%	$79,054,890	2.69%	1.50%	3.42%	0.98%	482%

$10.21	11.17%	$5,245,981	1.30%	1.30%	3.56%[9]	(1.29)%	0%

$10.21	11.04%	$910,216	1.55%	1.55%	5.49%[9]	(1.54)%	0%

$10.59	9.40%	$4,506,180,876	1.23%	1.23%	1.23%	(1.22)%	0%
$9.78	2.99%	$2,136,959,054	1.25%	1.25%	1.25%	(1.24)%	0%
$9.57	(6.37)%	$1,078,662,373	1.25%	1.25%	1.30%	(1.22)%	0%
$10.30	5.41%	$657,237,349	1.25%	1.25%	1.28%	(1.27)%	0%

$10.51	9.14%	$1,408,085,433	1.50%	1.50%	1.50%	(1.48)%	0%
$9.73	2.68%	$527,318,143	1.50%	1.50%	1.52%	(1.48)%	0%
$9.55	(6.59)%	$476,854,001	1.50%	1.50%	1.57%	(1.47)%	0%
$10.28	5.12%	$271,043,038	1.50%	1.50%	1.56%	(1.54)%	0%

$10.80	8.14%	$37,077,791	1.68%	1.65%	2.51%[9]	(1.66)%	0%

$10.79	8.04%	$1,643,614	1.93%	1.90%	4.03%[9]	(1.92)%	0%

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2013	231

Financial Highlights	December 31, 2013

	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations				Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)		Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains		Total Distributions
AQR RISK-BALANCED COMMODITIES STRATEGY FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2013[5]	$9.87	(0.09)	(1.49)		(1.58)	—	—		—
FOR THE PERIOD 7/09/12[6]—12/31/12[5]	$10.00	(0.05)	(0.08)		(0.13)	—	—		—
AQR RISK-BALANCED COMMODITIES STRATEGY FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2013[5]	$9.86	(0.11)	(1.48)		(1.59)	—	—		—
FOR THE PERIOD 7/09/12[6]—12/31/12[5]	$10.00	(0.06)	(0.08)		(0.14)	—	—		—
AQR RISK PARITY FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2013[5]	$11.49	(0.07)	0.08	[7]	0.01	(0.27)	(0.46)		(0.73)
FOR THE YEAR ENDED DECEMBER 31, 2012[5]	$10.62	—	1.49		1.49	(0.14)	(0.48)		(0.62)
FOR THE YEAR ENDED DECEMBER 31, 2011†,5	$10.28	0.04	0.51		0.55	(0.21)	(0.00)	[8]	(0.21)
FOR THE PERIOD 9/30/10[6]—12/31/10	$10.00	0.02	0.38		0.40	(0.12)	—		(0.12)
AQR RISK PARITY FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2013[5]	$11.47	(0.11)	0.08	[7]	(0.03)	(0.22)	(0.46)		(0.68)
FOR THE YEAR ENDED DECEMBER 31, 2012[5]	$10.59	(0.03)	1.50		1.47	(0.11)	(0.48)		(0.59)
FOR THE YEAR ENDED DECEMBER 31, 2011†,5	$10.27	0.03	0.49		0.52	(0.20)	(0.00)	[8]	(0.20)
FOR THE PERIOD 9/30/10[6]—12/31/10†	$10.00	0.01	0.38		0.39	(0.12)	—		(0.12)
AQR RISK PARITY II MV FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2013[5]	$10.17	(0.06)	(0.08)		(0.14)	(0.01)	(0.00)	[8]	(0.01)
FOR THE PERIOD 11/05/12[6]—12/31/12[5]	$10.00	—	0.19		0.19	(0.02)	—		(0.02)
AQR RISK PARITY II MV FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2013[5]	$10.18	(0.07)	(0.11)		(0.18)	(0.01)	(0.00)	[8]	(0.01)
FOR THE PERIOD 11/05/12[6]—12/31/12[5]	$10.00	—	0.18		0.18	—	—		—
AQR RISK PARITY II HV FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2013[5]	$10.21	(0.06)	(0.23)		(0.29)	(0.03)	(0.02)		(0.05)
FOR THE PERIOD 11/05/12[6]—12/31/12[5]	$10.00	0.01	0.23		0.24	(0.03)	—		(0.03)
AQR RISK PARITY II HV FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2013[5]	$10.23	(0.09)	(0.23)		(0.32)	(0.03)	(0.02)		(0.05)
FOR THE PERIOD 11/05/12[6]—12/31/12[5]	$10.00	(0.01)	0.25		0.24	(0.01)	—		(0.01)
*	Annualized for periods less than one year.
†	Redemption fees of less than $0.005 per share were incurred by the share class.
1	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
2	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
3	Ratios do not include the impact of the expenses of the underlying funds in which the Fund invests.
4	Portfolio turnover is not annualized.
5	Per share net investment income (loss) and net realized and unrealized gain (loss) are based on average shares outstanding.
6	Commencement of operations.
7	The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.
8	Amount is less than $.005 per share.
9	For the year ended December 31, 2011, a service provider contributed $354,026 into the Fund to compensate the Fund for a loss incurred due to a valuation error. The impact of this contribution increased the Fund’s total return by 0.21%.
10	For the year ended December 31, 2011, the Advisor contributed $208,438 into the Fund to compensate the Fund for a loss incurred due to a trade processing error. The impact of the Advisor’s contribution increased the Fund’s total return by 0.14%.

The accompanying notes are an integral part of these financial statements.

232	AQR Funds	Annual Report	December 2013

Financial Highlights	December 31, 2013

		RATIOS/SUPPLEMENTAL DATA

			Ratios to Average Net Assets of:*

Net Asset Value, End of Period	Total Return[1,2]	Net Assets, End of Period	Expenses, Net of Reimbursements and/or Waivers[3]	Expenses, Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)[3]	Expenses, Before Reimbursements and/or Waivers[3]	Net Investment Income (Loss)	Portfolio Turnover Rate[4]

$8.29	(16.01)%	$28,375,483	1.05%	1.05%	1.32%	(1.05)%	0%
$9.87	(1.30)%	$63,330,812	1.05%	1.05%	1.72%	(1.04)%	0%

$8.27	(16.13)%	$3,861,107	1.30%	1.30%	1.70%	(1.28)%	0%
$9.86	(1.40)%	$2,206,303	1.30%	1.30%	4.00%	(1.30)%	0%

$10.77	0.12%	$855,024,124	0.89%	0.88%	0.89%	(0.64)%	167%
$11.49	14.05%	$868,660,662	0.95%	0.95%	0.95%	(0.03)%	72%
$10.62	5.45%[10]	$337,526,380	0.95%	0.95%	1.06%	0.41%	66%
$10.28	3.98%	$12,747,565	0.95%	0.95%	3.80%	0.44%	19%

$10.76	(0.23)%	$79,026,167	1.20%	1.20%	1.20%	(0.92)%	167%
$11.47	13.89%	$170,953,453	1.20%	1.20%	1.23%	(0.26)%	72%
$10.59	5.12%[9]	$51,560,342	1.20%	1.20%	1.42%	0.30%	66%
$10.27	3.88%	$11,234,980	1.20%	1.20%	3.96%	0.22%	19%

$10.02	(1.32)%	$37,848,351	0.95%	0.95%	1.18%	(0.61)%	234%
$10.17	1.87%	$29,993,223	0.95%	0.95%	2.07%	0.18%	0%

$9.99	(1.71)%	$9,396,772	1.20%	1.20%	1.59%	(0.71)%	234%
$10.18	1.80%	$2,259,342	1.20%	1.20%	2.81%	(0.29)%	0%

$9.87	(2.83)%	$17,577,063	1.23%	1.15%	1.85%	(0.62)%	257%
$10.21	2.44%	$16,253,630	1.28%	1.15%	2.26%	0.53%	0%

$9.86	(3.12)%	$8,651,975	1.48%	1.40%	2.22%	(0.84)%	257%
$10.23	2.38%	$5,804,844	1.53%	1.40%	3.44%	(0.62)%	0%

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2013	233

Financial Highlights	December 31, 2013

	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations			Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
AQR MULTI-STRATEGY ALTERNATIVE FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2013[5]	$9.90	(0.17)	0.61	0.44	(0.44)	(0.12)	(0.56)
FOR THE YEAR ENDED DECEMBER 31, 2012[5]	$9.70	(0.17)	0.40	0.23	(0.01)	(0.02)	(0.03)
FOR THE PERIOD 7/18/11[6]—12/31/11[5]	$10.00	(0.05)	(0.21)	(0.26)	(0.04)	—	(0.04)
AQR MULTI-STRATEGY ALTERNATIVE FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2013[5]	$9.89	(0.20)	0.61	0.41	(0.42)	(0.12)	(0.54)
FOR THE YEAR ENDED DECEMBER 31, 2012[5]	$9.69	(0.23)	0.45	0.22	—	(0.02)	(0.02)
FOR THE PERIOD 7/18/11[6]—12/31/11[5]	$10.00	(0.06)	(0.21)	(0.27)	(0.04)	—	(0.04)
AQR STYLE PREMIA ALTERNATIVE FUND—CLASS I
FOR THE PERIOD 10/30/13[6]—12/31/13[5]	$10.00	(0.03)	0.44	0.41	(0.20)	(0.03)	(0.23)
AQR STYLE PREMIA ALTERNATIVE FUND—CLASS N
FOR THE PERIOD 10/30/13[6]—12/31/13[5]	$10.00	(0.04)	0.45	0.41	(0.20)	(0.03)	(0.23)
*	Annualized for periods less than one year.
1	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
2	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
3	Ratios do not include the impact of the expenses of the underlying funds in which the Fund invests.
4	Portfolio turnover is not annualized.
5	Per share net investment income (loss) and net realized and unrealized gain (loss) are based on average shares outstanding.
6	Commencement of operations.
7	Certain expenses incurred by the Fund were not annualized for the period ended December 31, 2013.
8	For the year ended December 31, 2011, the Advisor contributed $208,438 into the Fund to compensate the Fund for a loss incurred due to a trade processing error. The impact of the Advisor’s contribution increased the Fund’s total return by 0.14%.

The accompanying notes are an integral part of these financial statements.

234	AQR Funds	Annual Report	December 2013

Financial Highlights	December 31, 2013

		RATIOS/SUPPLEMENTAL DATA

			Ratios to Average Net Assets of:*

Net Asset Value, End of Period	Total Return[1,2]	Net Assets, End of Period	Expenses, Net of Reimbursements and/or Waivers[3]	Expenses, Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)[3]	Expenses, Before Reimbursements and/or Waivers[3]	Net Investment Income (Loss)	Portfolio Turnover Rate[4]

$9.78	4.46%	$1,453,976,567	3.34%	1.98%	3.37%	(1.67)%	137%
$9.90	2.36%	$808,261,775	3.52%	1.98%	3.60%	(1.73)%	208%
$9.70	(2.57)%[8]	$257,168,435	2.23%	1.98%	2.59%	(1.09)%	133%

$9.76	4.16%	$74,641,399	3.59%	2.23%	3.66%	(1.95)%	137%
$9.89	2.22%	$43,104,252	3.76%	2.23%	3.93%	(2.32)%	208%
$9.69	(2.73)%[8]	$44,676,329	2.48%	2.23%	2.85%	(1.37)%	133%

$10.18	4.08%	$403,242,880	2.07%	1.50%	2.11%[7]	(1.77)%	133%

$10.18	4.05%	$15,972,089	2.44%	1.75%	2.70%[7]	(2.05)%	133%

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2013	235

Notes to Financial Statements	December 31, 2013

1. Organization

AQR Funds (the “Trust”), organized as a Delaware statutory trust on September 4, 2008, is an open-end management investment company, under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2013, the Trust consists of twenty-four active series, ten of which are presented in this book (collectively, the “Funds” and each individually a “Fund”): AQR Diversified Arbitrage Fund, AQR Long-Short Equity Fund, AQR Managed Futures Strategy Fund, AQR Managed Futures Strategy HV Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk Parity Fund, AQR Risk Parity II MV Fund, AQR Risk Parity II HV Fund, AQR Multi-Strategy Alternative Fund and AQR Style Premia Alternative Fund. The remaining fourteen active series are reported in a separate book at September 30, 2013. AQR Capital Management, LLC (the “Advisor”) serves as the investment Advisor of each Fund. The Advisor has retained CNH Partners, LLC (the “Sub-Advisor”), an affiliate of the Advisor, to serve as an investment sub-advisor to the AQR Diversified Arbitrage Fund and certain strategies of the AQR Multi-Strategy Alternative Fund.

The AQR Long-Short Equity Fund and the AQR Managed Futures Strategy HV Fund commenced operations on July 16, 2013. The AQR Style Premia Alternative Fund commenced operations on October 30, 2013.

The investment objective of the AQR Diversified Arbitrage Fund, the AQR Managed Futures Strategy Fund, the AQR Managed Futures Strategy HV Fund, the AQR Multi-Strategy Alternative Fund and the AQR Style Premia Alternative Fund is to seek positive absolute returns. The investment objective of the AQR Risk-Balanced Commodities Strategy Fund, the AQR Risk Parity Fund, the AQR Risk Parity II MV Fund and the AQR Risk Parity II HV Fund is to seek total return. The investment objective of the AQR Long-Short Equity Fund is to seek capital appreciation. Each of these funds offer Class I and Class N shares.

2. Consolidation of Subsidiaries

The consolidated Schedules of Investments, Statements of Assets and Liabilities, of Operations, of Changes in Net Assets, of Cash Flows and the Financial Highlights of the AQR Managed Futures Strategy Fund, AQR Managed Futures Strategy HV Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk Parity Fund, AQR Risk Parity II MV Fund, AQR Risk Parity II HV Fund, AQR Multi-Strategy Alternative Fund and AQR Style Premia Alternative Fund (“CFC Funds”) include the accounts of AQR Managed Futures Strategy Offshore Fund Ltd., AQR Managed Futures Strategy HV Offshore Fund Ltd., AQR Risk-Balanced Commodities Strategy Offshore Fund Ltd., AQR Risk Parity Offshore Fund Ltd., AQR Risk Parity II MV Offshore Fund Ltd., AQR Risk Parity II HV Offshore Fund Ltd., AQR Multi-Strategy Alternative Offshore Fund Ltd., and AQR Style Premia Alternative Offshore Fund Ltd., respectively, wholly-owned and controlled subsidiaries (the “Subsidiaries”). All inter-company accounts and transactions have been eliminated in consolidation for the CFC Funds.

For Federal tax purposes, taxable income for each CFC Fund and its Subsidiary are calculated separately. The Subsidiaries are classified as controlled foreign corporations under the Internal Revenue Code of 1986 (“the Code”) and each Subsidiary’s taxable income is included in the calculation of the relevant CFC Fund’s taxable income. Net losses of the Subsidiaries are not deductible by the CFC Funds either in the current period or future periods. Each of the Subsidiaries has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

The CFC Funds may each invest up to 25% of their total assets in its respective Subsidiary, each of which acts as an investment vehicle in order to effect certain investments consistent with the CFC Funds’ investment objectives and policies. The CFC Funds expect that they will achieve a significant portion of their exposure to commodities and commodities-related investments through investment in the Subsidiaries. Unlike the CFC Funds, the Subsidiaries may invest without limitation in commodities and commodities-related investments.

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	INCEPTION DATE OF SUBSIDIARY	SUBSIDIARY NET ASSETS AT DECEMBER 31, 2013	% OF TOTAL NET ASSETS AT DECEMBER 31, 2013	NET REALIZED GAIN(LOSS) ON INVESTMENTS HELD IN SUBSIDIARY
AQR Managed Futures Strategy Offshore Fund Ltd.	January 6, 2010	$1,331,203,793	22.5%	$4,357,050
AQR Managed Futures Strategy HV Offshore Fund Ltd.	July 16, 2013	8,552,470	22.1%	(482,722)
AQR Risk-Balanced Commodities Strategy Offshore Fund Ltd.	July 9, 2012	7,520,143	23.3%	(11,738,352)
AQR Risk Parity Offshore Fund Ltd.	September 30, 2010	188,149,602	20.1%	(28,789,122)
AQR Risk Parity II MV Offshore Fund Ltd.	November 5, 2012	7,088,257	15.0%	(2,729,359)
AQR Risk Parity II HV Offshore Fund Ltd.	November 5, 2012	5,999,909	22.9%	(2,232,452)
AQR Multi-Strategy Alternative Offshore Fund Ltd.	July 18, 2011	245,356,598	16.1%	12,629,757
AQR Style Premia Alternative Offshore Fund Ltd.	October 30, 2013	86,517,740	20.6%	1,726,663

3. Significant Accounting Policies

The following summarizes the significant accounting policies of the Funds:

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires the Advisor to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates and such differences could be material.

Valuation of Investments: Each Fund’s portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time). The Funds’ Board of Trustees has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Advisor. Equity securities, including securities sold short, rights and warrants, are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades. The value of securities listed on the NASDAQ Stock Market LLC (“NASDAQ”) are generally the NASDAQ Official Closing Price. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value factors to international securities traded outside of the Western Hemisphere on a daily basis utilizing the quotations of an independent pricing service, unless the Advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analysis and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets in determining fair value as of the time the Funds calculate their net asset value. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise at the last quoted bid price (in the case of short sales, at the ask price). Bonds are valued using the latest bid prices or evaluated quotes furnished by independent pricing services. Evaluated quotes are based on a matrix system, which may consider such factors as quoted prices, yields, maturities and ratings and are not necessarily reliant on quoted prices. The Funds value debt securities maturing less than 61 days from the date of purchase at amortized cost, which approximates market value. The value of futures contracts purchased and sold by the Funds is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current settlement prices. Option contracts are valued at the last quoted sales price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. Investments in open-end investment companies are valued at such investment company’s current day closing net asset value per share. Exchange-Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price. Total return swap contracts are valued at fair value, based on the price of the underlying referenced instrument.

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The Funds may use pricing services to obtain readily available market quotations. Where market quotations are not readily available, or if an available market quotation is determined not to reflect fair value, a security will be valued based on its fair value as determined in accordance with the valuation procedures approved by the Funds’ Board of Trustees, which may include the use of proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, credit spreads, estimated default rates, underlying collateral, and other unique security features. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net assets. It is possible the estimated values may differ significantly from the values which would have been used had a ready market for the investments existed. These differences could be material.

Loan Participations and Assignments: Certain Funds invest in loan participations and assignments. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or a third party selling such participations (“Selling Participant”), but not the borrower. In this case, the Fund assumes the credit risk of the borrower and the Selling Participant and any other persons inter-positioned between the Fund and the borrower (“Intermediate Participants”). In contrast, when the Fund purchases an assignment, the contractual relationship is with the borrower and the credit risk assumed by the Fund is only with the borrower. Although certain loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. These unfunded commitments represent a future obligation in full, even though a percentage of the loan may not be utilized by the borrower. These types of investments may include standby financing commitments, such as revolving credit facilities, which obligate the Fund to supply additional cash to the borrower on demand. The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation (depreciation) from unfunded commitments is reported in the Statements of Assets and Liabilities. In addition, loan participations and assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid, when purchased, may become illiquid.

Convertible Securities: Certain Funds invest in preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in a convertible security, the Funds may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The Funds may attempt to hedge some of their investments in convertible debt securities by selling short the issuer’s common stock.

Short Sales: Certain Funds sell securities it does not own as a hedge against some of its long positions and/or in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date as an expense. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received. The Fund is also subject to the risk that they may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statement of Operations.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash deposited with broker

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for collateral for securities sold short is recorded as an asset on the Statements of Assets and Liabilities and securities segregated as collateral are denoted in the Schedules of Investments. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities; and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security.

The net amount of fees incurred are included in dividend and interest on securities sold short in the Statements of Operations are as follows:

FUND
AQR Diversified Arbitrage Fund	$1,924,497
AQR Multi-Strategy Alternative Fund	2,816,826
AQR Style Premia Alternative Fund	121,014

Master Agreements: Certain Funds are a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over-the-counter derivative (including Total Return, Credit Default and Interest Rate Swaps) and foreign exchange contracts entered into by the Funds. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact a Fund’s future derivative activity. Collateral and margin requirements differ between exchange traded derivatives and over-the-counter (“OTC”) derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (futures contracts, options and centrally cleared swaps) pursuant to the governing agreements for those investment types. For OTC derivatives traded under an ISDA Master Agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount and can vary depending on the counterparty and the type of the agreement. For swaps, futures and forward foreign currency exchange contracts, the Funds may be required to post collateral if a Fund is in a net liability position with the counterparty exceeding certain amounts. Generally, collateral is determined at the close of fund business each day. Collateral posted for the benefit of a Fund is held in a segregated account by a custodian of the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Fund’s Schedule of Investments. Collateral can be in the form of cash, debt securities issued by the U.S. Government and related agencies, other securities or money market funds as agreed to by the Fund and the applicable counterparty. Collateral requirements are generally determined based on the Fund’s net position with each counterparty. The Funds’ derivative assets and liabilities on the Statements of Assets and Liabilities are presented net only within a derivative type when a legally enforceable master netting agreement exists between the Funds and a derivative counterparty.

Futures Contracts: Certain Funds invest in futures contracts as part of their primary investment strategy. Investments in futures may increase or decrease exposure to a particular market. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Funds, the Funds may not be entitled to the return of all of the margin owed to the Funds, potentially resulting in a loss. No monies are paid to or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. Subsequent payments to and from the broker, will be made on a periodic basis as the price of the underlying instruments fluctuates. Changes in market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses represent the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired, and are reported on the Statements of Operations. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is presented as Due from Broker on the Statements of Assets and Liabilities. The use of long futures contracts subjects the Funds to risk of loss in excess of the amounts

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shown on the Statements of Assets and Liabilities, up to the contract amount of the futures contracts. The use of short futures contracts subjects the Funds to unlimited risk of loss. Futures contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

Forward Foreign Currency Exchange Contracts: Certain Funds buy and sell forward foreign currency exchange contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a Fund intends to buy are denominated, when a Fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward foreign currency exchange contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statements of Assets and Liabilities. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollar without the delivery of foreign currency. Forward foreign currency exchange contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

Swap Contracts: Certain Funds engage in various swap transactions to manage risks within their portfolios or as alternatives to direct investments. Swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing (“centrally cleared swaps”). These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”), in which case all payments are settled with the CCP through the DCM. For credit default and interest rate contracts, an up-front payment received by a Fund is recorded as a liability on the Fund’s Statement of Assets and Liabilities. An up-front payment made by a Fund is recorded as an asset on the Fund’s Statement of Assets and Liabilities. Up-front payments are amortized over the term of the contract. Periodic payments received or paid by a Fund are recorded as realized gains or losses.

Total Return Swap Contracts: Certain Funds invest in total return swaps to obtain exposure to the underlying referenced instrument, obtain leverage or attain the returns from ownership without actually owning the underlying position. Total return swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, security index or index component during the period of the swap. Total return swap contracts are marked to market daily based on the value of the underlying reference entity and the change, if any, is recorded as an unrealized gain or loss. Total return swaps normally do not involve the delivery of securities or other underlying assets. If the other party to a total return swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Total return swaps are derivatives and their value can be volatile. To the extent that the Advisor or Sub-Advisor, as applicable, does not accurately analyze and predict future market trends, the values of assets or economic factors, a Fund may suffer a loss, which may exceed the related amounts shown in the Statements of Assets and Liabilities. Periodic payments received or paid by the Funds are recorded as realized gains or losses. Total return swap contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

Total Return Basket Swaps: Certain Funds may enter into an equity basket swap agreement to obtain exposure to a portfolio of long and short securities. Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity or fixed income positions. This means that the Fund has the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as “financing costs”. Positions within the swap are reset periodically, and financing costs are reset monthly.

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During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of the Master Agreement between the Fund and the counterparty.

The value of the swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends or accrued interest; (iv) cash balances within the swap; and (v) other factors, as applicable. The value of the swap is reflected on the Statements of Assets and Liabilities as swaps, at value. Changes in the swap are recognized as changes in unrealized gains or losses in the Statements of Operations. Cash settlements between the Fund and the counterparty are recognized as realized gains or losses in the Statements of Operations. Total return basket swap contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

The swap involves additional risks than if the Fund has invested in the underlying positions directly, including: the risk that changes in the swap may not correlate perfectly with the underlying long and short securities; credit risk related to the counterparty’s failure to perform under contract terms; and liquidity risk related to the lack of a liquid market for the swap contract, which may limit the ability of the Fund to close out its position(s).

Credit Default Swap Contracts: Certain Funds enter into credit default swap contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up-front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon entering into a centrally cleared swap, the Funds are required to deposit with the Futures Commission Merchant (“FCM”) cash or securities, which is referred to as the initial margin deposit. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statements of Assets and Liabilities. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the underlying referenced debt obligation. Such variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the up-front payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, a Fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the Fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, a Fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statements of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty. The central clearing house acts as the counterparty to each centrally cleared swap transaction, therefore credit risk is limited to the failure of the clearing house. Where a Fund is a seller of protection, the maximum potential amount of future payments the Fund may be required to make is equal to the notional amount of the relevant credit default contract. The Fund’s risk of loss associated with these instruments may exceed their value, as recorded in the Statements of Assets and Liabilities. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the Fund’s Schedule of Investments.

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include up-front payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform

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(i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.

Interest Rate Swaps: Certain Funds enter into interest rate swaps as part of its investment strategy. Interest rate swaps generally involve agreements to exchange fixed and floating payment obligations, without the exchange of the underlying notional amounts. Interest rate swap agreements are privately negotiated in the OTC market or may be executed in a multilateral or other trade facility platform, such as a registered exchange (centrally cleared swaps). Interest rate swaps are marked to market daily based on quotations as provided by an independent pricing service and the change is recorded as unrealized gain or loss. The Fund’s risk of loss associated with these instruments may exceed their value, as recorded in the Statements of Assets and Liabilities. Interest rate contracts outstanding, including their respective notional amounts at period end, if any, are listed after the Fund’s Schedule of Investments. Non-deliverable interest rate swaps are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

High Yield Securities: Certain Funds invest in lower-quality debt securities. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities causing greater price volatility. These instruments involve a greater risk of loss due to default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

Repurchase Agreements: Certain Funds may enter into repurchase agreements. In a repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. Under the terms of a master repurchase agreement, the underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements. Master repurchase agreements govern transactions between a Fund and select counterparties. The master repurchase agreements maintain provisions for, among other things, initiation, income payments, events of default, maintenance of collateral for repurchase agreements and the disposition of such collateral following an event of default. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund may seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Reverse Repurchase Agreements: Certain Funds may enter into, under the terms of the Master Repurchase Agreement, reverse repurchase agreements. The Fund sells to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. Reverse repurchase agreements are valued based on the amount of cash received plus accrued interest, which represents fair value.

Reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund monitors collateral market value for the reverse repurchase agreement, including accrued interest, throughout the lives of the agreements, and when necessary, delivers or receives cash or securities in order to manage credit exposure and liquidity. If the counterparty defaults or enters insolvency proceeding, realization or return of the collateral to the Fund may be delayed or limited.

Options: Certain Funds may write and purchase put and call options from time to time. When a Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires, the Fund realizes a gain or loss on the option to the extent of the premiums received or paid. When a

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Fund enters into a closing transaction, the Fund realizes a gain or loss to the extent the cost of the closing transaction exceeds the premiums paid or received. Written uncovered call options subject the Funds to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Funds to risk of loss if the value of the security declines below the exercise price minus the put premium. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing investments.

Transactions in call and put options written during the year ended December 31, 2013 for AQR Diversified Arbitrage Fund and the AQR Multi-Strategy Alternative Fund were as follows:

	CALL OPTIONS
AQR DIVERSIFIED ARBITRAGE FUND	SHARES SUBJECT TO CALL	PREMIUM

Options outstanding, December 31, 2012	(3,986)	$(183,593)
Options written	(122,096)	(4,579,445)
Options expired	63,797	405,329
Options exercised	52,056	1,846,614
Options outstanding, December 31, 2013	(10,229)	$(2,511,095)

	CALL OPTIONS
AQR MULTI-STRATEGY ALTERNATIVE FUND	SHARES SUBJECT TO CALL	PREMIUM

Options outstanding, December 31, 2012	(725)	$(35,916)
Options written	(16,764)	(472,526)
Options expired	1,689	18,450
Options exercised	14,368	479,755
Options outstanding, December 31, 2013	(1,432)	$(10,237)

Securities Lending: The AQR Diversified Arbitrage Fund and the AQR Multi-Strategy Alternative Fund may lend securities to brokers approved by the Advisor in order to generate additional income. Securities loaned are collateralized by cash, which is invested in various J.P. Morgan Money Market Funds. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time. Securities lending income is comprised of income earned on cash collateral investments, net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Securities lending income, net on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the collateral investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all.

In the event of a default by a borrower with respect to any loan, the lending agent will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the

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replacement securities. If, despite such efforts by the lending agent to exercise these remedies, the Funds sustain losses as a result of a borrower’s default, the Securities Lending Agent indemnifies the Funds by purchasing replacement securities at its expense, or paying the Funds an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Funds and the lending agent.

At December 31, 2013, neither of the Funds had any securities out on loan.

Securities Transactions and Investment Income: Investment transactions are accounted for on trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts using the effective yield method. Dividend income/expense is recorded on the ex-dividend date or when the Fund first learns of the ex-date dividend notification.

Allocation of Income and Expenses: In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each Fund is charged for those expenses that are directly attributable to each Fund, such as advisory fees and registration costs. Trust level expenses are allocated among the Funds based on the ratio of average net assets or other reasonable methodology.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates (if actual amounts are not available) and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Funds may be subject to foreign taxes on income, capital gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Organization and Offering Costs: Organizational costs incurred by the relevant funds, including professional and incorporation fees, are fully expensed by the end of the fiscal period. Offering costs, including professional fees, printing fees and the offering of the initial registration, are amortized over a period not longer than twelve months from the date the Funds commenced operations.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and the other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency and forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and assets and liabilities (other than investments) denominated in foreign currencies, which are held at period end.

244	AQR Funds	Annual Report	December 2013

Notes to Financial Statements	December 31, 2013

Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollar and foreign currency deposited at bank accounts at amounts which may exceed insured limits. The Funds are subject to risk to the extent that the institutions may be unable to fulfill their obligations.

Due to/from Broker: Due to/from Broker represents cash balances on deposit with the Funds’ prime brokers and counterparties. The Funds are subject to credit risk should the prime brokers and counterparties be unable to meet their obligations to the Funds.

Federal Income Taxes: Each Fund is treated as a separate taxable entity for federal income tax purposes. Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If so qualified, each Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders.

The Advisor evaluates tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Funds are required to analyze all open tax years. Open tax years are those years that are open for examination by the relevant income taxing authority. The returns of the Funds for the prior three fiscal years, or since inception if shorter, are open for examination. As of December 31, 2013, the Funds had no examinations in progress.

The Funds have concluded that there is no tax liability/benefit resulting from uncertain income tax positions taken or expected to be taken. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in twelve months.

Distributions to Shareholders: The Funds intend to declare and distribute substantially all of their net investment income and net realized capital gains, if any, at least annually. Income and capital gain distributions will be determined in accordance with federal income tax regulations which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

Indemnification: In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

4. Federal Income Tax Matters

At December 31, 2013, the cost of long security positions and aggregate gross unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:

FUND	COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
AQR Diversified Arbitrage Fund	$2,554,047,341	$172,910,385	$(79,284,338)	$93,626,047
AQR Long-Short Equity Fund	5,728,596	—	—	—
AQR Managed Futures Strategy Fund	5,485,037,240	78,570	—	78,570
AQR Managed Futures Strategy HV Fund	34,656,715	276	—	276
AQR Risk-Balanced Commodities Strategy Fund	32,265,975	155	—	155
AQR Risk Parity Fund	897,461,578	2,050,037	(5,239,198)	(3,189,161)
AQR Risk Parity II MV Fund	45,478,553	—	(556,870)	(556,870)
AQR Risk Parity II HV Fund	34,843,944	—	(403,131)	(403,131)
AQR Multi-Strategy Alternative Fund	1,720,631,436	213,028,828	(13,452,748)	199,576,080
AQR Style Premia Alternative Fund	482,513,846	8,632,975	(3,076,297)	5,556,678

The differences between book basis and tax basis appreciation (depreciation) on investments are primarily attributable to wash sale loss deferrals, PFICs mark to market, straddles loss deferral and return of capital from securities.

AQR Funds	Annual Report	December 2013	245

Notes to Financial Statements	December 31, 2013

As of December 31, 2013, the components of net assets (excluding paid in capital) on a tax basis were as follows:

FUND	CURRENT DISTRIBUTABLE ORDINARY INCOME	CURRENT DISTRIBUTABLE LONG TERM CAPITAL GAIN OR TAX BASIS CAPITAL LOSS CARRYFORWARDS	NET UNREALIZED APPRECIATION (DEPRECIATION)	POST OCTOBER CAPITAL OR LATE YEAR ORDINARY LOSS DEFERRALS	OTHER TEMPORARY DIFFERENCES	TOTAL ACCUMULATED EARNINGS
AQR Diversified Arbitrage Fund	$—	$—	$2,862,379	$ —	$ —	$2,862,379
AQR Long-Short Equity Fund	47,073	49,744	35,236	—	—	132,053
AQR Managed Futures Strategy Fund	107,050,504	193,000,364	54,643,809	—	—	354,694,677
AQR Managed Futures Strategy HV Fund	1,247,702	1,588,564	280,668	—	—	3,116,934
AQR Risk-Balanced Commodities Strategy Fund	—	—	(737,771)	(12,050)	—	(749,821)
AQR Risk Parity Fund	4,208,195	—	6,377,964	(9,001,976)	—	1,584,183
AQR Risk Parity II MV Fund	—	(149,623)	(225,091)	(249,212)	—	(623,926)
AQR Risk Parity II HV Fund	—	(149,828)	(260,110)	—	—	(409,938)
AQR Multi-Strategy Alternative Fund	13,763,456	(25,605,943)	(13,421,080)	—	—	(25,263,567)
AQR Style Premia Alternative Fund	6,323,551	5,032,183	(6,889,904)	—	—	4,465,830

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral losses on wash sales and other book and tax differences including capital loss carryforwards, passive foreign investment companies (“PFIC”), forward foreign currency exchange contracts, swap contracts, the use of equalization, amortization of organizational costs, unamortized organizational costs, and the tax treatment of income and gain or loss from the subsidiary.

At December 31, 2013, the effect of permanent book/tax reclassifications resulted in increase (decrease) to the components of net assets as follows:

FUND	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN(LOSS) ON INVESTMENTS	PAID-IN CAPITAL
AQR Diversified Arbitrage Fund	$(12,053,606)	$30,269,570	$(18,215,964)
AQR Long-Short Equity Fund	150,573	(119,847)	(30,726)
AQR Managed Futures Strategy Fund	53,613,842	(81,525,444)	27,911,602
AQR Managed Futures Strategy HV Fund	224,405	317,047	(541,452)
AQR Risk-Balanced Commodities Strategy Fund	645,518	11,738,352	(12,383,870)
AQR Risk Parity Fund	12,007,241	18,978,012	(30,985,253)
AQR Risk Parity II MV Fund	408,010	3,236,783	(3,644,793)
AQR Risk Parity II HV Fund	245,085	2,642,844	(2,887,929)
AQR Multi-Strategy Alternative Fund	56,142,979	(68,250,129)	12,107,150
AQR Style Premia Alternative Fund	6,916,410	(7,954,854)	1,038,444

246	AQR Funds	Annual Report	December 2013

Notes to Financial Statements	December 31, 2013

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the tax treatment of swap contracts, distribution reclassifications, foreign currency reclassifications, sale of Real Estate Investment Trusts, PFICs, paydowns and the tax treatment of income and gain or loss from the subsidiary. The result of operations and net assets were not affected by these reclassifications.

The tax character of the distributions paid during the years ended December 31, 2013 and December 31, 2012, were are follows:

FUND	DECEMBER 31, 2013 ORDINARY INCOME	CAPITAL GAINS	RETURN OF CAPITAL	DECEMBER 31, 2012 ORDINARY INCOME	CAPITAL GAINS
AQR Diversified Arbitrage Fund	$44,059,462	$14,410,981	$21,724,609	$38,341,011	$—
AQR Long-Short Equity Fund	439,168	55,727	—	—	—
AQR Managed Futures Strategy Fund	6,115,369	52,416,671	—	17,396,750	1,885
AQR Managed Futures Strategy HV Fund	39,794	—	—	—	—
AQR Risk Parity Fund	49,971,618	11,583,408	—	49,637,112	625,990
AQR Risk Parity II MV Fund	74,964	—	—	16,427	—
AQR Risk Parity II HV Fund	134,991	—	—	40,741	—
AQR Multi-Strategy Alternative Fund	77,873,599	7,128,688	—	2,331,277	—
AQR Style Premia Alternative Fund	7,859,288	—	—	—	—

As of December 31, 2013, for federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations.

FUND	SHORT-TERM	LONG TERM
AQR Risk Parity II MV Fund	$149,623	$—
AQR Risk Parity II HV Fund	149,828	—
AQR Multi-Strategy Alternative Fund	6,331,656	19,274,287

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous law. Any post-enactment capital losses generated will be required to be utilized prior to the losses incurred in pre-enactment tax years.

5. Fair Value Measurements

The Funds utilize various inputs in determining the value of each Fund’s investments. GAAP establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring the most observable inputs be used when available. These inputs are summarized in the three broad levels as follows:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, pre-payment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Valuation methodology and inputs

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even

AQR Funds	Annual Report	December 2013	247

Notes to Financial Statements	December 31, 2013

when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used. The valuation techniques used by the Funds to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following inputs and techniques may be used by the Funds to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP.

Equities traded outside North America are fair valued daily based on the application of a fair value factor, and therefore are considered Level 2 (Note 2). Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are also classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, money market funds and less liquid listed equities. Corporate and sovereign bonds and other fixed-income instruments are valued at estimated fair value based on quotations (including evaluated quotes) from an independent pricing service, as well as quotations from counterparties and other market participants. Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 instruments include illiquid securities. When observable prices are not available for these securities, the Funds use one or more valuation techniques (e.g., the market approach, the income approach, or the cost approach) for which sufficient and reliable data is available. Within Level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors. The inputs used by the Funds in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations and other transactions across the capital structure, offerings in the equity or debt capital markets, and changes in financial ratios or cash flows. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Advisor in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

The Funds invest in derivative instruments. Derivative instruments can be exchange traded or privately negotiated over-the-counter (“OTC”). Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Futures and option contracts that are listed on national exchanges and are freely transferable are valued at fair value based on their last sales price on the date of determination on the exchange that constitutes the principal market. OTC derivatives, including futures, forwards, and swaps, are valued by the Funds using observable inputs, such as quotations received from the counterparty, or dealers and brokers, whenever available and considered reliable. Generally, a valuation model is used consistently for similar derivative types and model inputs, including, but not limited to, market prices, yield curves, credit spreads, volatilities and implied correlations which are obtained from outside brokers and/or pricing services when available. In instances where models are used, the value of an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument as well as the availability and reliability of observable inputs. Such inputs include market prices for reference securities, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. Certain OTC derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

Credit default swaps are carried at their estimated fair value, as determined in good faith by pricing services approved by the Board of Trustees. In addition to credit quality, the Funds monitor a variety of factors including cash flow assumptions, market activity, market sentiment and valuation as part of their ongoing process of assessing payment and performance risk. As payment and performance risk increases, the value of a credit default swap contract increases, resulting in recognition of unrealized gains for long positions and unrealized losses for short positions. Conversely, as payment and performance risk decreases, unrealized gains are recognized for short positions and unrealized losses are recognized for long positions. The change in value is recorded within unrealized appreciation/(depreciation) until the occurrence of a credit event or the termination of the swap, at which time a realized gain/(loss) is recorded. Those OTC derivatives that have less liquidity or for which inputs are unobservable are classified within Level 3. While the valuations of these less liquid OTC derivatives may utilize some Level 1 and/or Level 2 inputs, they also include other unobservable

248	AQR Funds	Annual Report	December 2013

Notes to Financial Statements	December 31, 2013

inputs which are considered significant to the fair value determination. At each measurement date, the Funds update the Level 1 and Level 2 inputs to reflect observable inputs, though the resulting gains and losses are reflected within Level 3 due to the significance of the unobservable inputs.

Securities, for which market quotations or independent pricing service quotations are not readily available, are not readily marketable, or model priced and all other assets of the Funds are valued at fair value using valuation procedures for the Funds, which have been approved by the Board of Trustees. The Advisor has established a Valuation Committee (the “VC”) which is responsible for overseeing the pricing and valuation of all securities held in the Funds. The VC operates under the valuation procedures approved by the Funds’ Board of Trustees. The VC meets quarterly and on an as-needed basis. The VC is responsible for valuing any securities or other assets for which prices or valuations are not readily determinable by the Funds’ pricing services. The VC considers time-sensitive valuation issues, including those relating to market closures, changes in illiquid security values, model prices and other events that may have a potentially material impact on security values. On a quarterly basis the VC meets to review the results of back test reports generated by the Advisor’s internal risk department. The VC prepares for the Funds’ Board of Trustees an analysis relating to Level 3 positions. On a daily basis, the Trust’s fund accounting agent compares trade execution prices to the prior night’s valuation price for all positions which were traded and held the previous day. On a monthly basis, third party model prices are reviewed against internal model prices.

Quantitative Information

These tables include a description of unobservable and quantitative inputs and the interrelationship of such inputs, as used in determining the value of Level 3 financial instruments, except for Level 3 instruments for which prior transaction or third party pricing information was used without adjustment.

Transfers

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period. Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or increase in available market inputs to determine price.

AQR Funds	Annual Report	December 2013	249

Notes to Financial Statements	December 31, 2013

The following summarizes inputs used as of December 31, 2013 in valuing the Funds’ assets carried at fair value:

AQR DIVERSIFIED ARBITRAGE FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$818,030,105	$62,996,572	$14,041,304	$895,067,981
Convertible Preferred Stocks†	55,721,098	28,929,947	24,735,848	109,386,893
Corporate Bonds†	—	321,012,317	70,789,053	391,801,370
Convertible Bonds†	—	471,612,120	7,850,420	479,462,540
Loan Participations†	—	12,828,605	3,792,250	16,620,855
Closed End Funds	117,397,418	8,050,693	—	125,448,111
Preferred Stocks†	1,745,231	2,077,329	20,828,897	24,651,457
Rights†	—	—	2,835	2,835
Short-Term Investments	—	92,387,303	—	92,387,303
Warrants†	29,967,501	366,621	9,194,739	39,528,861
Money Market Funds	—	472,472,494	—	472,472,494
Purchased Options	842,688	—	—	842,688
Futures Contracts*	814,780	—	—	814,780
Total Return Basket Swaps Contracts*	—	33,872,527	—	33,872,527

Total Assets	$1,024,518,821	$1,506,606,528	$151,235,346	$2,682,360,695

LIABILITIES
Common Stocks (Sold Short)†	$(538,013,036)	$(22,533,011)	$—	$(560,546,047)
Exchange-Traded Funds (Sold Short)	(11,230,521)	–	—	(11,230,521)
Preferred Stocks (Sold Short)†	—	(18,909,939)	—	(18,909,939)
U.S. Treasury Obligations (Sold Short)	—	(7,794,399)	—	(7,794,399)
Written Options (Sold Short)*	(2,568,865)	(5,545)	—	(2,574,410)
Forward Foreign Currency Exchange Contracts*	—	(596,385)	—	(596,385)
Futures Contracts*	(12,383,327)	–	—	(12,383,327)
Credit Default Swap Contracts*	—	(20,077,987)	—	(20,077,987)
Total Return Basket Swaps Contracts *	—	(2,414,449)	—	(2,414,449)

Total Liabilities	$(564,195,749)	$(72,331,715)	$—	$(636,527,464)

*	Derivative instruments, including futures, total return basket swaps and forward foreign currency exchange contracts, are valued at the unrealized appreciation (depreciation) of the instrument. Credit default swap and option contracts are reported at market value.
†	Please refer to the Schedule of Investments to view securities segregated by industry type.

250	AQR Funds	Annual Report	December 2013

Notes to Financial Statements	December 31, 2013

Quantitative Information about Level 3 Fair Value Measurements*

FAIR VALUE AT 12/31/2013	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT(S)	RANGE	WEIGHTED AVERAGE

Common Stocks	$566,976	Enterprise Value Waterfall	Volatility	70.57%	N/A
	$1,105,800	As Converted Equivalent	Conversion Price	$1.55	N/A
			Discount for lack of marketability**	18.23%	N/A
			Volatility	33.41%	N/A

Preferred Stocks	$2,844,527	Discounted Cash Flows	Discounted Rates	7.09%	7.09%
			Discount for lack of marketability	0%—0.51%	0.25%
			Volatility	30.83%	30.83%
	$866,821	Enterprise Value Waterfall	Discount for lack of marketability**	6.57%	N/A
			Volatility	40.36%	N/A

Convertible Preferred Stocks	$814	Options Pricing Model	Conversion Strike Price	$4.00	N/A
			Discount for lack of marketability**	15.19%	N/A
			Volatility	46.87%	N/A

Corporate Bonds	$104,546	Liquidation Analysis	Volatility	50.00%	N/A
	$167,213	Recovery Value	Discount for lack of marketability**	26.90%	N/A
			Volatility	49.53%	N/A

Convertible Bonds	$239,510	Liquidation Analysis	Volatility	58.56%	N/A
			Recovery Estimate	$0—$900,000	N/A
			Discount for Estimated Recovery Costs	0%—75%	N/A
	$1,929,170	Options Pricing Model	Enterprise Value	$18,000—$5,074,000	$5,073,996
			Conversion Price	$1.00—$5.32	$3.40
			Discount for lack of marketability**	0%—18.60%	2.24%
			Volatility	40.63%—56.96%	42.60%

Warrants	$348,421	Black Scholes Model	Strike Price	$0.47—$23.60	$2.33
			Discount for lack of marketability**	24.66%—50.88%	27.60%
			Volatility	67.57%—90.67%	74.07%

*	The table above does not include Level 3 securities that are valued by pricing vendors or brokers. At December 31, 2013, the value of these securities was $143,061,547. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 5. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, results of pricing vendor and/or broker due diligence, unchanged price review and consideration of macro or security specific events.
**	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.

AQR Funds	Annual Report	December 2013	251

Notes to Financial Statements	December 31, 2013

Level 3 values are based on significant unobservable inputs that reflect the Advisor’s determination of assumptions that market participants might reasonably use in valuing the securities. Changes in significant unobservable inputs could cause significant changes in valuation to individual securities and in aggregate. Fair value determinations and valuation of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments in common stocks, corporate bonds, convertible bonds, convertible preferred stocks and warrants potentially include credit spread, liquidity discount and volatility. Significant increases in the credit spread or liquidity discount inputs in isolation would potentially result in a significantly lower fair value measurement, whereas an increase in volatility generally results in a higher fair value measurement. Generally, a change in the assumption used for the credit spread would be accompanied by a directionally-similar change in the assumptions used for the volatility and liquidity discount. Investments in common stocks potentially include liquidity discount, theoretical value, book to value analysis and/or broker quotes. Significant changes in any of these inputs would significantly change the fair value measurement of the position.

The following is a reconciliation of assets and liabilities in which significant unobservable inputs (Level 3) were used in determining fair value:

AQR DIVERSIFIED ARBITRAGE FUND	COMMON STOCKS	CONVERTIBLE PREFERRED STOCKS	LOAN PARTICIPATIONS/ CORPORATE BONDS	CONVERTIBLE BONDS	PREFERRED STOCKS	RIGHTS	WARRANTS	SHORT COMMON STOCKS
Balance as of December 31, 2012	$24,333,266	$8,469,674	$89,519,605	$26,292,911	$—	$2,835	$2,824,399	$(32,207)
Accrued discounts/ (premiums)	—	—	94,192	(1,417)	—	—	—	—
Realized gain/(loss)	362,457	159,021	(2,453,157)	(143,149)	3	—	742,724	890,423
Change in unrealized appreciation/(depreciation)	(1,271,918)	537,978	2,315,930	(1,149,516)	177,784	—	2,015,089	(858,216)
Purchases [1]	12,686,250	11,682,706	33,382,831	761,160	20,651,113	—	6	—
Sales [2]	(21,382,522)	(2,776,950)	(53,152,400)	(22,416,549)	(3)	—	(1,135,421)	—
Transfers in to Level 3	1,900	11,991,291	29,681,927	4,506,980	—	—	4,847,615	—
Transfers out of Level 3	(688,129)	(5,327,872)	(24,807,625)	—	—	—	(99,673)	—
Balance as of December 31, 2013	$14,041,304	$24,735,848	$74,581,303	$7,850,420	$20,828,897	$2,835	$9,194,739	$—
Change in Unrealized appreciation/(depreciation) for securities still held at December 31, 2013	$(1,446,653)	$607,003	$(476,673)	$(1,303,649)	$177,785	$—	$3,600,492	$—

1	Purchases include all purchases of securities and securities received in corporate actions.
2	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.

There were no transfers between Levels 1 and 2 during the period.

252	AQR Funds	Annual Report	December 2013

Notes to Financial Statements	December 31, 2013

AQR LONG-SHORT EQUITY FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Money Market Funds	$—	$5,728,596	$—	$5,728,596
Futures Contracts*	81,479	—	—	81,479
Total Return Basket Swaps Contracts*	—	257,144	—	257,144
Total Return Swap Contracts*	—	7,401	—	7,401

Total Assets	$81,479	$5,993,141	$—	$6,074,620

LIABILITIES
Forward Foreign Currency Exchange Contracts*	$—	$(447)	$—	$(447)

Total Liabilities	$—	$(447)	$—	$(447)

*	Derivative instruments, including futures, total return swap, total return basket swap and forward foreign currency exchange contracts, are valued at the unrealized appreciation (depreciation) of the instrument.

There were no transfers between Levels 1 and 2 during the period. There were no Level 3 securities held during the period.

AQR MANAGED FUTURES STRATEGY FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Short-Term Investments	$—	$1,401,217,739	$—	$1,401,217,739
Money Market Funds	—	4,083,898,071	—	4,083,898,071
Forward Foreign Currency Exchange Contracts*	—	112,752,352	—	112,752,352
Futures Contracts*	122,882,702	—	—	122,882,702
Total Return Swap Contracts*	—	26,796,051	—	26,796,051

Total Assets	$122,882,702	$5,624,664,213	$—	$5,747,546,915

LIABILITIES
Futures Contracts*	$(191,654)	$—	$—	$(191,654)
Total Return Swap Contracts*	—	(6,829,524)	—	(6,829,524)

Total Liabilities	$(191,654)	$(6,829,524)	$—	$(7,021,178)

*	Derivative instruments, including futures, forward foreign currency exchange and total return swap contracts, are valued at the unrealized appreciation (depreciation) of the instrument.

There were no transfers between Levels 1 and 2 during the period. There were no Level 3 securities held during the period.

AQR Funds	Annual Report	December 2013	253

Notes to Financial Statements	December 31, 2013

AQR MANAGED FUTURES STRATEGY HV FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Short-Term Investments	$—	$5,676,517	$—	$5,676,517
Money Market Fund	—	28,980,474	—	28,980,474
Forward Foreign Currency Exchange Contracts*	—	1,020,136	—	1,020,136
Futures Contracts*	1,080,737	—	—	1,080,737

Total Assets	$1,080,737	$35,677,127	$—	$36,757,864

LIABILITIES
Total Return Swap Contracts*	$—	$(26,009)	$—	$(26,009)

Total Liabilities	$—	$(26,009)	$—	$(26,009)

*	Derivative instruments, including futures, total return swaps and forward foreign currency exchange contracts, are valued at the unrealized appreciation (depreciation) of the instrument.

There were no transfers between Levels 1 and 2 during the period. There were no Level 3 securities held during the period.

AQR RISK-BALANCED COMMODITIES STRATEGY FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Short-Term Investments	$—	$1,499,639	$—	$1,499,639
Money Market Funds	—	30,766,491	—	30,766,491
Total Return Swap Contracts*	$—	336,515	—	336,515

Total Assets	$—	$32,602,645	$—	$32,602,645

LIABILITIES
Futures Contracts*	$(165,699)	$—	$—	$(165,699)
Total Return Swap Contracts*	—	(908,742)	—	(908,742)

Total Liabilities	$(165,699)	$(908,742)	$—	$(1,074,441)

*	Derivative instruments, including futures and total return swap contracts, are valued at the unrealized appreciation (depreciation) of the instrument.

There were no transfers between Levels 1 and 2 during the period. There were no Level 3 securities held during the period.

254	AQR Funds	Annual Report	December 2013

Notes to Financial Statements	December 31, 2013

AQR RISK PARITY FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Government Related Obligations	$—	$137,451,526	$—	$137,451,526
Short-Term Investments	—	162,054,030	—	162,054,030
U.S. Treasury Obligations	—	202,790,870	—	202,790,870
Money Market Funds	—	391,975,991	—	391,975,991
Interest Rate Swap Contracts*	—	4,508,755	—	4,508,755
Credit Default Swap Contracts*	—	32,859,038	—	32,859,038
Futures Contracts*	13,547,237	—	—	13,547,237
Total Return Swap Contracts*	—	5,291,616	—	5,291,616

Total Assets	$13,547,237	$936,931,826	$—	$950,479,063

LIABILITIES
Forward Foreign Currency Exchange Contracts*	$—	$(1,508,533)	$—	$(1,508,533)
Interest Rate Swap Contracts*	—	(13,713,012)	—	(13,713,012)
Credit Default Swap Contracts*	—	(1,282,445)	—	(1,282,445)
Futures Contracts*	(6,460,931)	—	—	(6,460,931)
Total Return Swap Contracts*	—	(4,534,730)	—	(4,534,730)

Total Liabilities	$(6,460,931)	$(21,038,720)	$—	$(27,499,651)

*	Derivative instruments, including futures, forward foreign currency exchange and total return swap contracts, are valued at the unrealized appreciation (depreciation) of the instrument. Credit default swap and interest rate swap contracts are reported at market value.

There were no transfers between Levels 1 and 2 during the period. There were no Level 3 securities held during the period.

AQR RISK PARITY II MV FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Government Related Obligations	$—	$8,421,210	$—	$8,421,210
Short-Term Investments	—	7,690,888	—	7,690,888
U.S. Treasury Obligations	—	12,381,530	—	12,381,530
Money Market Funds	—	16,428,055	—	16,428,055
Futures Contracts*	877,998	—	—	877,998
Total Return Swap Contracts*	—	388,934	—	388,934

Total Assets	$877,998	$45,310,617	$—	$46,188,615

LIABILITIES
Forward Foreign Currency Exchange Contracts*	$—	$(48,897)	$—	$(48,897)
Futures Contracts*	(694,682)	—	—	(694,682)
Total Return Swap Contracts*	—	(146,659)	—	(146,659)

Total Liabilities	$(694,682)	$(195,556)	$—	$(890,238)

*	Derivative instruments, including futures, total return swap and forward foreign currency exchange contracts, are valued at the unrealized appreciation (depreciation) of the instrument.

There were no transfers between Levels 1 and 2 during the period. There were no Level 3 securities held during the period.

AQR Funds	Annual Report	December 2013	255

Notes to Financial Statements	December 31, 2013

AQR RISK PARITY II HV FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Government Related Obligations	$—	$5,877,557	$—	$5,877,557
Repurchase Agreement	—	191,000	—	191,000
Short-Term Investment	—	4,649,058	—	4,649,058
U.S. Treasury Obligations	—	9,621,758	—	9,621,758
Money Market Funds	—	14,101,440	—	14,101,440
Futures Contracts*	696,356	—	—	696,356
Total Return Swap Contracts*	—	310,834	—	310,834

Total Assets	$696,356	$34,751,647	$—	$35,448,003

LIABILITIES
Reverse Repurchase Agreements (Sold Short)	$—	$(9,937,250)	$—	$(9,937,250)
Forward Foreign Currency Exchange Contracts*	—	(32,431)	—	(32,431)
Futures Contracts*	(286,298)	—	—	(286,298)
Total Return Swap Contracts*	—	(272,318)	—	(272,318)

Total Liabilities	$(286,298)	$(10,241,999)	$—	$(10,528,297)

*	Derivative instruments, including futures, total return swap and forward foreign currency exchange contracts, are valued at the unrealized appreciation (depreciation) of the instrument.

There were no transfers between Levels 1 and 2 during the period. There were no Level 3 securities held during the period.

256	AQR Funds	Annual Report	December 2013

Notes to Financial Statements	December 31, 2013

AQR MULTI-STRATEGY ALTERNATIVE FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$82,304,625	$719,070,417	$—	$801,375,042
Convertible Preferred Stocks†	24,448,153	2,404,960	—	26,853,113
Corporate Bonds†	—	23,971,528	—	23,971,528
Convertible Bonds†	—	480,390,030	1,089,000	481,479,030
Preferred Stocks†	1,601,192	5,641,108	—	7,242,300
Short-Term Investments	—	58,639,442	—	58,639,442
Money Market Funds	—	520,429,397	—	520,429,397
Purchased Options	217,664	—	—	217,664
Forward Foreign Currency Exchange Contracts*	—	4,528,165	—	4,528,165
Futures Contracts*	3,605,001	—	—	3,605,001
Credit Default Swap Contracts*	—	1,388,490	—	1,388,490
Total Return Basket Swaps Contracts*	—	39,062,970	—	39,062,970
Total Return Swap Contracts*	—	552,144	—	552,144

Total Assets	$112,176,635	$1,856,078,651	$1,089,000	$1,969,344,286

LIABILITIES
Common Stocks (Sold Short)†	$(412,676,090)	$(557,410,540)	$—	$(970,086,630)
Exchange-Traded Funds (Sold Short)	(1,955,101)	—	—	(1,955,101)
Preferred Stocks (Sold Short)†	—	(5,118,286)	—	(5,118,286)
U.S. Treasury Obligations (Sold Short)†	—	(1,331,282)	—	(1,331,282)
Written Options (Sold Short)*	—	(1,432)	—	(1,432)
Futures Contracts*	(6,503,800)	—	—	(6,503,800)
Total Return Swap Contracts*	—	(10,333,122)	—	(10,333,122)

Total Liabilities	$(421,134,991)	$(574,194,662)	$—	$(995,329,653)

*	Derivative instruments, including futures, total return swap, total return basket swap and forward foreign currency exchange contracts, are valued at the unrealized appreciation (depreciation) of the instrument. Credit default swap contracts and written options are reported at market value.
†	Please refer to the Schedule of Investments to view securities segregated by country.

There were no transfers between Levels 1 and 2 during the period.

The following is a reconciliation of assets and liabilities in which significant unobservable inputs (level 3) were used in determining fair values.

AQR MULTI-STRATEGY ALTERNATIVE FUND	COMMON STOCKS	CORPORATE BONDS	CONVERTIBLE BONDS
Balance as of December 31, 2012	$10,461	$1,253,906	$1,995,309
Accrued discounts/(premiums)	—	—	314
Realized gain/(loss)	212	(9,375)	23,922
Change in unrealized appreciation/(depreciation)	458	5,469	35,504
Purchases	—	—	696,500
Sales	(11,131)	(1,250,000)	(1,995,309)
Transfers in to Level 3	—	—	332,760
Transfers out of Level 3	—	—	—

Balance as of December 31, 2013	$—	$—	$1,089,000

Change in Unrealized appreciation/(depreciation) for securities still held at December 31, 2013	$—	$—	$59,422

AQR Funds	Annual Report	December 2013	257

Notes to Financial Statements	December 31, 2013

AQR STYLE PREMIA ALTERNATIVE FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$—	$192,267,874	$—	$192,267,874
Preferred Stocks†	—	5,860,026	—	5,860,026
Money Market Funds	—	289,942,624	—	289,942,624
Futures Contracts*	3,691,460	—	—	3,691,460
Forward Foreign Currency Exchange Contracts*	—	374,760	—	374,760
Total Return Swap Contracts*	—	1,086,113	—	1,086,113
Total Return Basket Swap Contracts*	—	1,126,150	—	1,126,150

Total Assets	$3,691,460	$490,657,547	$—	$494,349,007

LIABILITIES
Common Stocks (Sold Short)†	$—	$(166,014,842)	$—	$(166,014,842)
Total Return Swap Contracts*	—	(4,957,180)	—	(4,957,180)

Total Liabilities	$—	$(170,972,022)	$—	$(170,972,022)

*	Derivative instruments, including futures, total return swap, total return basket swap and forward foreign currency exchange contracts, are valued at the unrealized appreciation (depreciation) of the instrument.
†	Please refer to the Schedule of Investments to view securities segregated by country.

There were no transfers between Levels 1 and 2 during the period. There were no Level 3 securities held during the period.

6. Investment Transactions

During the year ended December 31, 2013, the cost of purchases and the proceeds from sales of investments (excluding swap contracts, forward foreign currency exchange contracts, futures contracts and short-term investments) were as follows:

FUND	PURCHASES	SALES	SECURITIES SOLD SHORT	COVERS ON SECURITIES SOLD SHORT
AQR Diversified Arbitrage Fund	$5,164,329,346	$4,967,130,975	$1,571,947,446	$1,573,923,403
AQR Long-Short Equity Fund	—	—	—	—
AQR Managed Futures Strategy Fund	—	—	—	—
AQR Managed Futures Strategy HV Fund	—	—	—	—
AQR Risk-Balanced Commodities Strategy Fund	—	—	—	—
AQR Risk Parity Fund	790,022,131	1,014,066,088	—	—
AQR Risk Parity II MV Fund	86,101,265	76,951,644	—	—
AQR Risk Parity II HV Fund	65,065,696	67,956,928	—	—
AQR Multi-Strategy Alternative Fund	984,053,339	498,228,665	820,221,453	545,031,253
AQR Style Premia Alternative Fund	192,434,665	776,983	159,492,030	964,166

During the year ended December 31, 2013, the Funds had purchases and sales of long-term U.S. Government obligations as follows:

Fund	PURCHASES	SALES
AQR Diversified Arbitrage Fund	$13,769,430	$6,055,058
AQR Risk Parity Fund	446,578,788	510,416,468
AQR Risk Parity II MV Fund	46,377,190	39,923,536
AQR Risk Parity II HV Fund	35,006,443	34,225,101
AQR Multi-Strategy Alternative Fund	1,326,754	—

258	AQR Funds	Annual Report	December 2013

Notes to Financial Statements	December 31, 2013

7. Derivative Instruments and Hedging Activities

Certain Funds use derivative instruments as part of their principal investment strategy to achieve their investment objectives. The values of such derivative instruments reflected in the Statements of Assets and Liabilities at December 31, 2013 are as follows:

	ASSETS			LIABILITIES
FUND	UNREALIZED APPRECIATION ON FUTURES CONTRACTS	SWAPS AT VALUE	UNREALIZED APPRECIATION ON FORWARD CURRENCY EXCHANGE CONTRACTS	UNREALIZED DEPRECIATION ON FUTURES CONTRACTS	SWAPS AT VALUE	UNREALIZED DEPRECIATION ON FORWARD CURRENCY EXCHANGE CONTRACTS	WRITTEN OPTIONS AT MARKET VALUE
Equity Risk Exposure:
AQR Diversified Arbitrage Fund	$—	$8,788,717	$—	$12,691,614	$119,803,175	$—	$2,574,410
AQR Long-Short Equity Fund	85,698	315,441	—	4,219	50,896	—	—
AQR Managed Futures Strategy Fund	109,978,165	3,321,530	—	738,187	—	—	—
AQR Managed Futures Strategy HV Fund	962,289	27,898	—	5,512	—	—	—
AQR Risk Parity Fund	13,891,255	1,310,498	—	—	—	—	—
AQR Risk Parity II MV Fund	900,781	84,284	—	—	—	—	—
AQR Risk Parity II HV Fund	716,860	67,809	—	—	—	—	—
AQR Multi-Strategy Alternative Fund	13,539,569	46,470,343	—	17,065,694	12,325,231	—	1,432
AQR Style Premia Alternative Fund	10,554,452	1,575,312	—	9,170,643	2,434,949	—	—

Foreign Exchange Rate Risk Exposure:
AQR Diversified Arbitrage Fund	—	—	987,892	—	—	1,584,277	—
AQR Long-Short Equity Fund	—	—	7,376	—	—	7,823	—
AQR Managed Futures Strategy Fund	—	—	146,022,354	—	—	33,270,002	—
AQR Managed Futures Strategy HV Fund	—	—	1,315,646	—	—	295,510	—
AQR Risk Parity Fund	—	—	1,547,397	—	—	3,055,930	—
AQR Risk Parity II MV Fund	—	—	7,038	—	—	55,935	—
AQR Risk Parity II HV Fund	—	—	6,164	—	—	38,595	—
AQR Multi-Strategy Alternative Fund	—	—	17,990,158	—	—	13,461,993	—
AQR Style Premia Alternative Fund	—	—	3,892,708	—	—	3,517,948	—

Interest Rate Risk Exposure:
AQR Diversified Arbitrage Fund	1,123,067	142,472,536	—	—	—	—	—
AQR Managed Futures Strategy Fund	23,417,481	—	—	12,673,107	3,977,998	—	—
AQR Managed Futures Strategy HV Fund	203,185	—	—	103,952	29,518	—	—
AQR Risk Parity Fund	173,758	9,612,264	—	5,226,541	21,948,630	—	—
AQR Risk Parity II MV Fund	11,394	—	—	609,924	30,890	—	—
AQR Risk Parity II HV Fund	9,495	—	—	268,543	200,543	—	—
AQR Multi-Strategy Alternative Fund	1,240,075	3,323,960	—	3,084,507	6,597,014	—	—
AQR Style Premia Alternative Fund	1,044,072	1,813,477	—	1,764,080	4,548,852	—	—

Credit Risk Exposure:
AQR Diversified Arbitrage Fund	—	—	—	—	20,077,987	—	—
AQR Risk Parity Fund	—	32,859,038	—	—	1,282,445	—	—
AQR Multi-Strategy Alternative Fund	—	1,388,490	—	—	—	—	—

Commodity Risk Exposure:
AQR Managed Futures Strategy Fund	43,781,119	44,716,135	—	41,074,423	24,093,140	—	—
AQR Managed Futures Strategy HV Fund	298,657	524,691	—	273,930	549,080	—	—
AQR Risk-Balanced Commodities Strategy Fund	429,995	4,045,087	—	595,694	4,617,314	—	—
AQR Risk Parity Fund	4,605,665	13,313,599	—	6,357,831	10,334,348	—	—
AQR Risk Parity II MV Fund	250,323	880,338	—	369,258	691,457	—	—
AQR Risk Parity II HV Fund	193,294	662,123	—	241,048	490,873	—	—
AQR Multi-Strategy Alternative Fund	7,369,447	3,479,614	—	4,897,689	5,069,680	—	—
AQR Style Premia Alternative Fund	4,014,963	1,489,578	—	987,304	639,483	—	—

AQR Funds	Annual Report	December 2013	259

Notes to Financial Statements	December 31, 2013

	ASSETS			LIABILITIES
FUND	UNREALIZED APPRECIATION ON FUTURES CONTRACTS	SWAPS AT VALUE	UNREALIZED APPRECIATION ON FORWARD CURRENCY EXCHANGE CONTRACTS	UNREALIZED DEPRECIATION ON FUTURES CONTRACTS	SWAPS AT VALUE	UNREALIZED DEPRECIATION ON FORWARD CURRENCY EXCHANGE CONTRACTS	WRITTEN OPTIONS AT MARKET VALUE
Netting:
AQR Diversified Arbitrage Fund	$(1,123,067)	$(139,881,162)	$(987,892)	$(1,123,067)	$(139,881,162)	$(987,892)	$—
AQR Long-Short Equity Fund	(4,219)	(50,896)	(7,376)	(4,219)	(50,896)	(7,376)	—
AQR Managed Futures Strategy Fund	(54,580,762)	(28,071,138)	(33,270,002)	(54,580,762)	(28,071,138)	(33,270,002)	—
AQR Managed Futures Strategy HV Fund	(383,394)	(552,589)	(295,510)	(383,394)	(552,589)	(295,510)	—
AQR Risk-Balanced Commodities Strategy Fund	(429,995)	(4,045,087)	—	(429,995)	(4,045,087)	—	—
AQR Risk Parity Fund	(11,584,372)	(33,565,423)	(1,547,397)	(11,584,372)	(33,565,423)	(1,547,397)	—
AQR Risk Parity II MV Fund	(979,182)	(722,347)	(7,038)	(979,182)	(722,347)	(7,038)	—
AQR Risk Parity II HV Fund	(509,591)	(691,416)	(6,164)	(509,591)	(691,416)	(6,164)	—
AQR Multi-Strategy Alternative Fund	(22,149,091)	(23,991,925)	(13,461,993)	(22,149,091)	(23,991,925)	(13,461,993)	—
AQR Style Premia Alternative Fund	(11,922,027)	(4,878,367)	(3,517,948)	(11,922,027)	(4,878,367)	(3,517,948)	—

Net Fair Value of Derivative Contracts:
AQR Diversified Arbitrage Fund	—	11,380,091	—	11,568,547	—	596,385	2,574,410
AQR Long-Short Equity Fund	81,479	264,545	—	—	—	447	—
AQR Managed Futures Strategy Fund	122,691,048	19,966,527	112,752,352	—	—	—	—
AQR Managed Futures Strategy HV Fund	1,080,737	—	1,020,136	—	26,009	—	—
AQR Risk-Balanced Commodities Strategy Fund	—	—	—	165,699	572,227	—	—
AQR Risk Parity Fund	7,086,305	23,529,976	—	—	—	1,508,533	—
AQR Risk Parity II MV Fund	183,316	242,275	—	—	—	48,897	—
AQR Risk Parity II HV Fund	410,058	38,516	—	—	—	32,431	—
AQR Multi-Strategy Alternative Fund	—	30,670,482	4,528,165	2,898,799	—	—	1,432
AQR Style Premia Alternative Fund	3,691,460	—	374,760	—	2,744,917	—	—

The following is the effect of Derivative Instruments on the Statements of Operations for the period ended December 31, 2013:

	REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED AS A RESULT FROM OPERATIONS				NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED AS A RESULT FROM OPERATIONS
FUND	FUTURES CONTRACTS	SWAP CONTRACTS	FORWARD CURRENCY EXCHANGE CONTRACTS	WRITTEN OPTIONS	FUTURES CONTRACTS	SWAP CONTRACTS	FORWARD CURRENCY EXCHANGE CONTRACTS	WRITTEN OPTIONS
Equity Risk Exposure:
AQR Diversified Arbitrage Fund	$(37,423,596)	$(16,078,785)	$—	$(1,569,916)	$(13,584,310)	$(106,752,934)	$—	$(100,156)
AQR Long-Short Equity Fund	160,849	112,663	—	—	81,479	264,545	—	—
AQR Managed Futures Strategy Fund	178,735,621	7,565,122	—	—	98,970,560	4,419,297	—	—
AQR Managed Futures Strategy HV Fund	744,157	(51,595)	—	—	956,777	27,898	—	—
AQR Risk Parity Fund	52,105,249	(213,528)	—	—	12,042,545	1,070,196	—	—
AQR Risk Parity II MV Fund	4,083,170	(212,900)	—	—	844,016	81,454	—	—
AQR Risk Parity II HV Fund	3,137,718	(113,767)	—	—	622,736	60,367	—	—
AQR Multi-Strategy Alternative Fund	(41,707,797)	38,487,647	—	(716,720)	(6,101,563)	31,573,579	—	1,745
AQR Style Premia Alternative Fund	(405,106)	2,493,482	—	—	1,383,809	(859,637)	—	—

260	AQR Funds	Annual Report	December 2013

Notes to Financial Statements	December 31, 2013

	REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED AS A RESULT FROM OPERATIONS				NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED AS A RESULT FROM OPERATIONS
FUND	FUTURES CONTRACTS	SWAP CONTRACTS	FORWARD CURRENCY EXCHANGE CONTRACTS	WRITTEN OPTIONS	FUTURES CONTRACTS	SWAP CONTRACTS	FORWARD CURRENCY EXCHANGE CONTRACTS	WRITTEN OPTIONS

Foreign Exchange Rate Risk Exposure:
AQR Diversified Arbitrage Fund	$—	$—	$1,596,781	$—	$—	$—	$736,196	$—
AQR Long-Short Equity Fund	—	—	10,662	—	—	—	(447)	—
AQR Managed Futures Strategy Fund	—	—	168,217,992	—	—	—	50,904,444	—
AQR Managed Futures Strategy HV Fund	—	—	703,466	—	—	—	1,020,136	—
AQR Risk Parity Fund	—	—	(19,647,291)	—	—	—	1,844,015	—
AQR Risk Parity II MV Fund	—	—	(121,580)	—	—	—	(4,499)	—
AQR Risk Parity II HV Fund	—	—	(305,018)	—	—	—	65,800	—
AQR Multi-Strategy Alternative Fund	—	—	27,378,682	—	—	—	(3,606,788)	—
AQR Style Premia Alternative Fund	—	—	6,488,383	—	—	—	374,760	—

Interest Rate Risk Exposure:
AQR Diversified Arbitrage Fund	(558,163)	(8,545,936)	—	—	1,194,229	142,472,536	—	—
AQR Managed Futures Strategy Fund	(78,017,568)	(27,292,737)	—	—	13,448,886	(6,385,981)	—	—
AQR Managed Futures Strategy HV Fund	(56,864)	(103,568)	—	—	99,233	(29,518)	—	—
AQR Risk Parity Fund	(12,976,980)	(8,100,500)	—	—	(4,008,271)	(15,878,794)	—	—
AQR Risk Parity II MV Fund	(1,643,967)	(355,403)	—	—	(572,421)	(30,570)	—	—
AQR Risk Parity II HV Fund	(694,419)	(1,058,824)	—	—	(195,924)	(176,428)	—	—
AQR Multi-Strategy Alternative Fund	9,091,779	(6,287,753)	—	—	(2,142,196)	(3,231,037)	—	—
AQR Style Premia Alternative Fund	3,348,170	470,983	—	—	(720,008)	(2,735,375)	—	—

Credit Risk Exposure:
AQR Diversified Arbitrage Fund	—	(15,646,314)	—	—	—	(12,881,554)	—	—
AQR Risk Parity Fund	—	25,647,282	—	—	—	19,314,772	—	—
AQR Multi-Strategy Alternative Fund	—	2,812,573	—	—	—	1,873,316	—	—

Commodity Risk Exposure:
AQR Managed Futures Strategy Fund	(5,780,781)	9,861,546	—	—	(2,654,464)	20,082,051	—	—
AQR Managed Futures Strategy HV Fund	(93,517)	(389,205)	—	—	24,727	(24,389)	—	—
AQR Risk-Balanced Commodities Strategy Fund	(334,442)	(11,415,980)	—	—	(427,234)	1,120,387	—	—
AQR Risk Parity Fund	(24,848,249)	(4,041,176)	—	—	1,422,630	3,024,097	—	—
AQR Risk Parity II MV Fund	(1,819,801)	(917,904)	—	—	(80,000)	198,108	—	—
AQR Risk Parity II HV Fund	(1,293,827)	(945,591)	—	—	(1,328)	210,373	—	—
AQR Multi-Strategy Alternative Fund	14,973,001	(2,402,471)	—	—	1,400,201	(1,550,816)	—	—
AQR Style Premia Alternative Fund	422,799	1,303,865	—	—	3,027,659	850,095	—	—

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) No. 2011-11: Disclosures about Offsetting Assets and Liabilities (“netting”) on the Statements of Assets and Liabilities that are subject to master netting arrangements or similar agreements. ASU 2011-11, was amended by ASU No. 2013-01, clarifying which investments and transactions are subject to the netting disclosure. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions to the extent they are subject to an enforceable master

AQR Funds	Annual Report	December 2013	261

Notes to Financial Statements	December 31, 2013

netting arrangement or similar agreement. This information will enable users of the Funds’ financial statements to evaluate the effect or potential effect of netting arrangements on the Funds’ financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. The Funds adopted the disclosure requirement on netting for the current reporting period.

For financial reporting purposes, the Funds do not offset financial assets and financial liabilities across derivative types that are subject to master netting arrangements or similar agreements on the Statement of Assets and Liabilities.

The following tables present, by counterparty and contract type, the Funds’ derivative asset and liabilities as of December 31, 2013.

AQR DIVERSIFIED ARBITRAGE FUND

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
Barclays Capital	Futures Contracts	$308,287	$(308,287)	$ —	$ —	$ —	$ —
J.P. Morgan	Futures Contracts	814,780	—	814,780	—	(302,591)	512,189
	Total Return Basket Swap Contracts	33,872,527	—	33,872,527	—	—	33,872,527
The Royal Bank of Scotland	Forward Foreign Currency Exchange Contracts	987,892	(987,892)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		35,983,486	(1,296,179)	34,687,307	—	(302,591)	34,384,716
Total financial instruments not subject to a master netting arrangement or similar arrangement		—	—	—	—	—	—

Total financial instruments		$35,983,486	$(1,296,179)	$34,687,307	$ —	$(302,591)	$34,384,716

262	AQR Funds	Annual Report	December 2013

Notes to Financial Statements	December 31, 2013

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
Bank of America	Credit Default Swap Contracts	$54,607	$ —	$54,607	$ —	$(622)	$53,985
Barclays Capital	Futures Contracts	12,691,614	(308,287)	12,383,327	—	(12,383,327)	—
CitiBank	Credit Default Swap Contracts	20,023,380	—	20,023,380	—	(20,023,380)	—
Credit Suisse International	Forward Foreign Currency Exchange Contracts	67,449	—	67,449	—	—	67,449
Deutsche Bank	Total Return Basket Swap Contracts	2,414,449	—	2,414,449	—	(2,414,449)	—
J.P. Morgan	Written Options	2,574,410	—	2,574,410	(2,574,410)	—	—
The Royal Bank of Scotland	Forward Foreign Currency Exchange Contracts	1,516,828	(987,892)	528,936	—	(528,936)	—
Total financial instruments subject to a master netting arrangement or similar arrangement		39,342,737	(1,296,179)	38,046,558	—	(35,350,714)	121,434
Total financial instruments not subject to a master netting arrangement or similar arrangement		—	—	—	—	—	—

Total financial instruments		$39,342,737	$(1,296,179)	$38,046,558	$(2,574,410)	$(35,350,714)	$121,434

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $270,822,218.

AQR Funds	Annual Report	December 2013	263

Notes to Financial Statements	December 31, 2013

LONG-SHORT EQUITY FUND

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
Barclays Capital	Futures Contracts	$85,698	$(4,219)	$81,479	$ —	$ —	$81,479
Credit Suisse International	Forward Foreign Currency Exchange Contracts	3,688	(3,688)	—	—	—	—
Deutsche Bank	Total Return Basket Swap Contracts	146,573	(28,395)	118,178	—	—	118,178
Goldman Sachs	Total Return Basket Swap Contracts	161,467	(22,501)	138,966	—	—	138,966
	Total Return Swap Contracts	7,401	—	7,401	—	—	7,401
The Royal Bank of Scotland	Forward Foreign Currency Exchange Contracts	3,688	(3,688)	—	—	—	—
Total financial instruments subject to a master netting agreement or similar arrangement		408,515	(62,491)	346,024	—	—	346,024
Total financial instruments not subject to a master netting agreement or similar arrangement		—	—	—	—	—	—

Total financial instruments		$408,515	$(62,491)	$346,024	$ —	$ —	$346,024

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
Barclays Capital	Futures Contracts	$4,219	$(4,219)	$ —	$ —	$ —	$ —
Credit Suisse International	Forward Foreign Currency Exchange Contracts	3,911	(3,688)	223	—	—	223
Deutsche Bank	Total Return Basket Swap Contracts	28,395	(28,395)	—	—	—	—
Goldman Sachs	Total Return Basket Swap Contracts	22,501	(22,501)	—	—	—	—
The Royal Bank of Scotland	Forward Foreign Currency Exchange Contracts	3,912	(3,688)	224	—	—	224
Total financial instruments subject to a master netting agreement or similar arrangement		62,938	(62,491)	447	—	—	447
Total financial instruments not subject to a master netting agreement or similar arrangement		—	—	—	—	—	—

Total financial instruments		$62,938	$(62,491)	$447	$ —	$ —	$447

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $1,543,874.

264	AQR Funds	Annual Report	December 2013

Notes to Financial Statements	December 31, 2013

AQR MANAGED FUTURES STRATEGY FUND

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED (a)	NET AMOUNT
Barclays Capital	Futures Contracts	$107,870,770	$(738,187)	$107,132,583	$ —	$ —	$107,132,583
	Total Return Swap Contracts	44,716,135	(17,920,084)	26,796,051	—	—	26,796,051
Bank of America	Total Return Swap Contracts	3,321,530	(3,321,530)	—	—	—	—
Credit Suisse International	Forward Foreign Currency Exchange Contracts	72,971,579	(16,623,199)	56,348,380	—	(56,348,380)	—
Goldman Sachs	Futures Contracts	24,666,262	(8,916,143)	15,750,119	—	—	15,750,119
J.P. Morgan	Futures Contracts	44,639,733	(44,639,733)	—	—	—	—
The Royal Bank of Scotland	Forward Foreign Currency Exchange Contracts	73,050,775	(16,646,803)	56,403,972	—	(56,403,972)	—
Total financial instruments subject to a master netting agreement or similar arrangement		371,236,784	(108,805,679)	262,431,105	—	(112,752,352)	149,678,753
Total financial instruments not subject to a master netting agreement or similar arrangement		—	—	—	—	—	—

Total financial instruments		$371,236,784	$(108,805,679)	$262,431,105	$ —	$(112,752,352)	$149,678,753

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (b)	NET AMOUNT
Barclays Capital	Futures Contracts	$738,187	$(738,187)	$ —	$ —	$ —	$ —
	Total Return Swap Contracts	17,920,084	(17,920,084)	—	—	—	—
Bank of America	Total Return Swap Contracts	3,977,998	(3,321,530)	656,468	—	(656,468)	—
Credit Suisse International	Forward Foreign Currency Exchange Contracts	16,623,199	(16,623,199)	—	—	—	—
Deutsche Bank	Total Return Swap Contracts	6,173,056	—	6,173,056	—	(6,173,056)	—
Goldman Sachs	Futures Contracts	8,916,143	(8,916,143)	—	—	—	—
J.P. Morgan	Futures Contracts	44,831,387	(44,639,733)	191,654	—	(191,654)	—
The Royal Bank of Scotland	Forward Foreign Currency Exchange Contracts	16,646,803	(16,646,803)	—	—	—	—
Total financial instruments subject to a master netting agreement or similar arrangement		115,826,857	(108,805,679)	7,021,178	—	(7,021,178)	—
Total financial instruments not subject to a master netting agreement or similar arrangement		—	—	—	—	—	—

Total financial instruments		$115,826,857	$(108,805,679)	$7,021,178	$ —	$(7,021,178)	$ —

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral received from the counterparty. Total additional collateral received was $16,747,648.
(b)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $347,656,190.

AQR Funds	Annual Report	December 2013	265

Notes to Financial Statements	December 31, 2013

AQR MANAGED FUTURES STRATEGY HV FUND

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED (a)	NET AMOUNT
Barclays Capital	Futures Contracts	$944,063	$(5,512)	$938,551	$ —	$ —	$938,551
	Total Return Swap Contracts	524,691	(524,691)	—	—	—	—
Bank of America	Total Return Swap Contracts	27,898	(27,898)	—	—	—	—
Credit Suisse International	Forward Foreign Currency Exchange Contracts	656,596	(147,489)	509,107	—	(509,107)	—
Goldman Sachs	Futures Contracts	170,143	(58,292)	111,851	—	—	111,851
J.P. Morgan	Futures Contracts	349,853	(319,518)	30,335	—	—	30,335
The Royal Bank of Scotland	Forward Foreign Currency Exchange Contracts	659,050	(148,021)	511,029	—	(410,000)	101,029
Total financial instruments subject to a master netting agreement or similar arrangement		3,332,294	(1,231,421)	2,100,873	—	(919,107)	1,181,766
Total financial instruments not subject to a master netting agreement or similar arrangement		—	—	—	—	—	—

Total financial instruments		$3,332,294	$(1,231,421)	$2,100,873	$ —	$(919,107)	$1,181,766

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (b)	NET AMOUNT
Barclays Capital	Futures Contracts	$5,512	$(5,512)	$ —	$ —	$ —	$ —
	Total Return Swap Contracts	549,080	(524,691)	24,389	—	(24,389)	—
Bank of America	Total Return Swap Contracts	29,518	(27,898)	1,620	—	(1,620)	—
Credit Suisse International	Forward Foreign Currency Exchange Contracts	147,489	(147,489)	—	—	—	—
Goldman Sachs	Futures Contracts	58,292	(58,292)	—	—		—
J.P. Morgan	Futures Contracts	319,518	(319,518)	—	—	—	—
The Royal Bank of Scotland	Forward Foreign Currency Exchange Contracts	148,021	(148,021)	—	—	—	—
Total financial instruments subject to a master netting agreement or similar arrangement		1,257,430	(1,231,421)	26,009	—	(26,009)	—
Total financial instruments not subject to a master netting agreement or similar arrangement		—	—	—	—	—	—

Total financial instruments		$1,257,430	$(1,231,421)	$26,009	$ —	$(26,009)	$ —

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral received from the counterparty. Total additional collateral received was $160,894.
(b)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $2,809,909.

266	AQR Funds	Annual Report	December 2013

Notes to Financial Statements	December 31, 2013

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
Barclays Capital	Total Return Swap Contracts	$2,843,374	$(2,843,374)	$ —	$ —	$ —	$ —
Deutsche Bank	Total Return Swap Contracts	1,201,713	(865,198)	336,515	—	—	336,515
Goldman Sachs	Futures Contracts	9,385	(9,385)	—	—	—	—
J.P. Morgan	Futures Contracts	420,610	(420,610)	—	—	—	—
Total financial instruments subject to a master netting agreement or similar arrangement		4,475,082	(4,138,567)	336,515	—	—	336,515
Total financial instruments not subject to a master netting agreement or similar arrangement		—	—	—	—	—	—

Total financial instruments		$4,475,082	$(4,138,567)	$336,515	$ —	$ —	$336,515

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
Barclays Capital	Total Return Swap Contracts	$3,752,116	$(2,843,374)	$908,742	$ —	$(908,742)	$ —
Deutsche Bank	Total Return Swap Contracts	865,198	(865,198)	—	—	—	—
Goldman Sachs	Futures Contracts	134,218	(9,385)	124,833	—	(124,833)	—
J.P. Morgan	Futures Contracts	461,476	(420,610)	40,866	—	(40,866)	—
Total financial instruments subject to a master netting agreement or similar arrangement		5,213,008	(4,138,567)	1,074,441	—	(1,074,441)	—
Total financial instruments not subject to a master netting agreement or similar arrangement		—	—	—	—	—	—

Total financial instruments		$5,213,008	$(4,138,567)	$1,074,441	$ —	$(1,074,441)	$ —

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $3,654,937.

AQR Funds	Annual Report	December 2013	267

Notes to Financial Statements	December 31, 2013

AQR RISK PARITY FUND

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
Bank of America	Total Return Swap Contracts	$6,020	$(6,020)	$ —	$ —	$ —	$ —
Barclays Capital	Futures Contracts	13,547,237	—	13,547,237	—	—	13,547,237
	Total Return Swap Contracts	592,536	(592,536)	—	—	—	—
CitiBank	Credit Default Swap Contracts	32,859,038
	Interest Rate Swap Contracts	4,943,343
		37,802,381	(33,834)	37,768,547	—	(10,908,365)	26,860,182
Credit Suisse International	Forward Foreign Currency Exchange Contracts	744,861	(744,861)	—	—	—	—
Goldman Sachs	Futures Contracts	440,449	(440,449)	—	—	—	—
J.P. Morgan	Futures Contracts	4,682,992	(4,682,992)	—	—	—	—
Merrill Lynch	Total Return Swap Contracts	12,721,063	(8,739,945)	3,981,118	—	—	3,981,118
Morgan Stanley and Co., International PLC	Total Return Swap Contracts	1,310,498	—	1,310,498	—	—	1,310,498
The Royal Bank of Scotland	Interest Rate Swap Contracts	4,662,902	(4,662,902)	—	—	—	—
	Forward Foreign Currency Exchange Contracts	802,536	(802,536)	—	—	—	—
Total financial instruments subject to a master netting agreement or similar arrangement		77,313,475	(20,706,075)	56,607,400	—	(10,908,365)	45,699,035
Total financial instruments not subject to a master netting agreement or similar arrangement		—	—	—	—	—	—

Total financial instruments		$77,313,475	$(20,706,075)	$56,607,400	$ —	$(10,908,365)	$45,699,035

268	AQR Funds	Annual Report	December 2013

Notes to Financial Statements	December 31, 2013

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
Bank of America	Credit Default Swap Contracts	$125,950	$ —	$125,950	$ —	$(125,950)	$ —
	Total Return Swap Contracts	3,538,883	(6,020)	3,532,863	—	(3,396,129)	136,734
Barclays Capital	Total Return Swap Contracts	1,590,153	(592,536)	997,617	—	(997,617)	—
CitiBank	Interest Rate Swap Contracts	33,834	(33,834)	—	—	—	—
Credit Suisse International	Forward Foreign Currency Exchange Contracts	1,483,744	(744,861)	738,883	—	(738,883)	—
Deutsche Bank	Credit Default Swap Contracts	849,670	—	849,670	—	(849,670)	—
	Total Return Swap Contracts	4,250	—	4,250	—	(4,250)	—
Goldman Sachs	Credit Default Swap Contracts	213,725	—	213,725	—	(213,725)	—
	Futures Contracts	2,638,742	(440,449)	2,198,293	—	(2,198,293)	—
J.P. Morgan	Futures Contracts	8,945,630	(4,682,992)	4,262,638	—	(4,262,638)	—
Merrill Lynch	Total Return Swap Contracts	8,739,945	(8,739,945)	—	—	—	—
Morgan Stanley Capital Services, Inc.	Credit Default Swap Contracts	69,826	—	69,826	—	(69,826)	—
The Royal Bank of Scotland	Credit Default Swap Contracts	23,274	—	23,274	—	(23,274)	—
	Interest Rate Swap Contracts	18,375,914	(4,662,902)	13,713,012	—	(13,713,012)	—
	Forward Foreign Currency Exchange Contracts	1,572,186	(802,536)	769,650	—	(769,650)	—
Total financial instruments subject to a master netting agreement or similar arrangement		48,205,726	(20,706,075)	27,499,651	—	(27,362,917)	136,734
Total financial instruments not subject to a master netting agreement or similar arrangement		—	—	—	—	—	—

Total financial instruments		$48,205,726	$(20,706,075)	$27,499,651	$ —	$(27,362,917)	$136,734

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $46,110,990.

AQR Funds	Annual Report	December 2013	269

Notes to Financial Statements	December 31, 2013

AQR RISK PARITY II MV FUND

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
Bank of America	Total Return Swap Contracts	$20,827	$(20,827)	$ —	$ —	$ —	$ —
Barclays Capital	Futures Contracts	877,998	—	877,998	—	—	877,998
	Total Return Swap Contracts	136,458	(136,458)	—	—	—	—
Credit Suisse International	Forward Foreign Currency Exchange Contracts	299	(299)	—	—	—	—
Deutsche Bank	Total Return Swap Contracts	743,880	(418,403)	325,477	—	—	325,477
Goldman Sachs	Futures Contracts	17,376	(17,376)	—	—	—	—
	Total Return Swap Contracts	63,457	—	63,457	—	—	63,457
J.P. Morgan	Futures Contracts	267,124	(267,124)	—	—	—	—
The Royal Bank of Scotland	Forward Foreign Currency Exchange Contracts	6,739	(6,739)	—	—	—	—
Total financial instruments subject to a master netting agreement or similar arrangement		2,134,158	(867,226)	1,266,932	—	—	1,266,932
Total financial instruments not subject to a master netting agreement or similar arrangement		—	—	—	—	—	—

Total financial instruments		$2,134,158	$(867,226)	$1,266,932	$ —	$ —	$1,266,932

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
Bank of America	Total Return Swap Contracts	$30,890	$(20,827)	$10,063	$ —	$ —	$10,063
Barclays Capital	Total Return Swap Contracts	273,054	(136,458)	136,596	—	(110,000)	26,596
Credit Suisse International	Forward Foreign Currency Exchange Contracts	26,729	(299)	26,430	—	—	26,430
Deutsche Bank	Total Return Swap Contracts	418,403	(418,403)	—	—	—	—
Goldman Sachs	Futures Contracts	130,014	(17,376)	112,638	—	(112,638)	—
J.P. Morgan	Futures Contracts	849,168	(267,124)	582,044	—	(582,044)	—
The Royal Bank of Scotland	Forward Foreign Currency Exchange Contracts	29,206	(6,739)	22,467	—	(22,467)	—
Total financial instruments subject to a master netting agreement or similar arrangement		1,757,464	(867,226)	890,238	—	(827,149)	63,089
Total financial instruments not subject to a master netting agreement or similar arrangement		—	—	—	—	—	—

Total financial instruments		$1,757,464	$(867,226)	$890,238	$ —	$(827,149)	$63,089

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $1,824,315.

270	AQR Funds	Annual Report	December 2013

Notes to Financial Statements	December 31, 2013

AQR RISK PARITY II HV FUND

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
Bank of America	Total Return Swap Contracts	$14,689	$(14,689)	$ —	$ —	$—	$ —
Barclays Capital	Futures Contracts	696,356	—	696,356	—	—	696,356
	Repurchase Agreements	191,000	—	191,000	(191,000)	—	—
	Total Return Swap Contracts	103,771	(103,771)	—	—	—	—
Credit Suisse International	Forward Foreign Currency Exchange Contracts	214	(214)	—	—	—	—
Deutsche Bank	Total Return Swap Contracts	558,352	(300,638)	257,714	—	—	257,714
Goldman Sachs	Futures Contracts	16,654	(16,654)	—	—	—	—
	Total Return Swap Contracts	53,120	—	53,120	—	—	53,120
J.P. Morgan	Futures Contracts	206,639	(206,639)	—	—	—	—
The Royal Bank of Scotland	Forward Foreign Currency Exchange Contracts	5,950	(5,950)	—	—	—	—
Total financial instruments subject to a master netting agreement or similar arrangement		1,846,745	(648,555)	1,198,190	(191,000)	—	1,007,190
Total financial instruments not subject to a master netting agreement or similar arrangement		—	—	—	—	—	—

Total financial instruments		$1,846,745	$(648,555)	$1,198,190	$(191,000)	$—	$1,007,190

AQR Funds	Annual Report	December 2013	271

Notes to Financial Statements	December 31, 2013

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
Bank of America	Total Return Swap Contracts	$200,543	$(14,689)	$185,854	$ —	$(110,000)	$75,854
Barclays Capital	Reverse Repurchase Agreements	1,494,500	—	1,494,500	(1,404,500)	(90,000)	—
	Total Return Swap Contracts	190,235	(103,771)	86,464	—	(86,464)	—
BNP Paribas Corp.	Reverse Repurchase Agreements	4,473,000	—	4,473,000	(4,413,333)	—	59,667
Credit Suisse International	Forward Foreign Currency Exchange Contracts	19,255	(214)	19,041	—	—	19,041
Deutsche Bank	Total Return Swap Contracts	300,638	(300,638)	—	—	—	—
Goldman Sachs	Futures Contracts	77,353	(16,654)	60,699	—	(60,699)	—
J.P. Morgan	Futures Contracts	432,238	(206,639)	225,599	—	(225,599)	—
	Reverse Repurchase Agreements	1,284,000	—	1,284,000	(1,261,702)	—	22,298
Morgan Stanley & Co., Inc.	Reverse Repurchase Agreements	2,685,750	—	2,685,750	(2,679,164)	—	6,586
The Royal Bank of Scotland	Forward Foreign Currency Exchange Contracts	19,340	(5,950)	13,390	—	(13,390)	—
Total financial instruments subject to a master netting agreement or similar arrangement		11,176,852	(648,555)	10,528,297	(9,758,699)	(586,152)	183,446
Total financial instruments not subject to a master netting agreement or similar arrangement		—	—	—	—	—	—

Total financial instruments		$11,176,852	$(648,555)	$10,528,297	$(9,758,699)	$(586,152)	$183,446

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $1,432,928.

272	AQR Funds	Annual Report	December 2013

Notes to Financial Statements	December 31, 2013

AQR MULTI-STRATEGY ALTERNATIVE FUND

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED (a)	NET AMOUNT
Bank of America	Total Return Swap Contracts	$3,323,960	$(3,323,960)	$ —	$ —	$ —	$ —
Barclays Capital	Futures Contracts	12,862,006	(12,862,006)	—	—	—	—
	Total Return Swap Contracts	1,453,703	(943,259)	510,444	—	—	510,444
CitiBank	Credit Default Swap Contracts	1,388,490	—	1,388,490	—	—	1,388,490
Credit Suisse International	Forward Foreign Currency Exchange Contracts	8,933,280	(6,621,809)	2,311,471	—	(2,311,471)	—
Deutsche Bank	Total Return Basket Swaps Contracts	13,558,688	(2,501,567)	11,057,121	—	—	11,057,121
	Total Return Swap Contracts	1,984,211	(1,984,211)	—	—	—	—
Goldman Sachs	Futures Contracts	4,967,269	(1,362,268)	3,605,001	—	—	3,605,001
J.P. Morgan	Futures Contracts	4,319,816	(4,319,816)	—	—	—	—
Merrill Lynch	Total Return Swap Contracts	41,700	—	41,700	—	—	41,700
Morgan Stanley and Co., International PLC	Total Return Swap Contracts	1,098,890	(1,098,890)	—	—	—	—
Morgan Stanley Capital Services, Inc.	Total Return Basket Swaps Contracts	32,096,985	(4,088,233)	28,008,752	—	—	28,008,752
The Royal Bank of Scotland	Forward Foreign Currency Exchange Contracts	9,056,878	(6,840,184)	2,216,694	—	—	2,216,694
Total financial instruments subject to a master netting arrangement or similar arrangement		95,085,876	(45,946,203)	49,139,673	—	(2,311,471)	46,828,202
Total financial instruments not subject to a master netting arrangement or similar arrangement		—	—	—	—	—	—

Total financial instruments		$95,085,876	$(45,946,203)	$49,139,673	$ —	$(2,311,471)	$46,828,202

AQR Funds	Annual Report	December 2013	273

Notes to Financial Statements	December 31, 2013

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (b)	NET AMOUNT
Bank of America	Total Return Swap Contracts	$6,597,014	$(3,323,960)	$3,273,054	$ —	$(2,870,193)	$402,861
Barclays Capital	Futures Contracts	17,065,694	(12,862,006)	4,203,688	—	(4,203,688)	—
	Total Return Swap Contracts	943,259	(943,259)	—	—	—	—
Credit Suisse International	Forward Foreign Currency Exchange Contracts	6,621,809	(6,621,809)	—	—	—	—
Deutsche Bank	Total Return Basket Swaps Contracts	2,501,567	(2,501,567)	—	—	—	—
	Total Return Swap Contracts	4,126,421	(1,984,211)	2,142,210	—	(2,142,210)	—
Goldman Sachs	Futures Contracts	1,362,268	(1,362,268)	—	—	—	—
J.P. Morgan	Futures Contracts	6,619,928	(4,319,816)	2,300,112	—	(2,300,112)	—
	Written Options	1,432	—	1,432	(1,432)	—	—
Morgan Stanley and Co., International PLC	Total Return Basket Swaps Contracts	2,903	—	2,903	—	(2,903)	—
Morgan Stanley Capital Services, Inc.	Total Return Basket Swaps Contracts	4,088,233	(4,088,233)	—	—	—	—
	Total Return Swap Contracts	6,016,748	(1,098,890)	4,917,858	—	(4,917,858)	—
The Royal Bank of Scotland	Forward Foreign Currency Exchange Contracts	6,840,184	(6,840,184)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		62,787,460	(45,946,203)	16,841,257	(1,432)	(16,436,964)	402,861
Total financial instruments not subject to a master netting arrangement or similar arrangement		—	—	—	—	—	—

Total financial instruments		$62,787,460	$(45,946,203)	$16,841,257	$(1,432)	$(16,436,964)	$402,861

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral received from the counterparty. Total additional collateral received was $728,529.
(b)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $381,833,459.

274	AQR Funds	Annual Report	December 2013

Notes to Financial Statements	December 31, 2013

AQR STYLE PREMIA ALTERNATIVE FUND

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED (a)	NET AMOUNT
Bank of America	Total Return Swap Contracts	$1,143,015	$(1,143,015)	$ —	$ —	$ —	$ —
Barclays Capital	Futures Contracts	10,554,452	(9,170,643)	1,383,809	—	—	1,383,809
	Total Return Swap Contracts	2,609,202	(1,523,089)	1,086,113	—	(1,086,113)	—
Credit Suisse International	Forward Foreign Currency Exchange Contracts	3,892,708	(3,517,948)	374,760	—	(374,760)	—
Goldman Sachs	Futures Contracts	2,402,000	(111,304)	2,290,696	—	(80,427)	2,210,269
	Total Return Basket Swap Contracts	1,126,150	—	1,126,150	—	—	1,126,150
J.P. Morgan	Futures Contracts	2,657,035	(2,640,080)	16,955	—	—	16,955
Total financial instruments subject to a master netting arrangement or similar arrangement		24,384,562	(18,106,079)	6,278,483	—	(1,541,300)	4,737,183
Total financial instruments not subject to a master netting arrangement or similar arrangement		—	—	—	—	—	—

Total financial instruments		$24,384,562	$(18,106,079)	$ 6,278,483	$ —	$(1,541,300)	$4,737,183

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (b)	NET AMOUNT
Bank of America	Total Return Swap Contracts	$6,100,195	$(1,143,015)	$4,957,180	$ —	$(4,957,180)	$ —
Barclays Capital	Futures Contracts	9,170,643	(9,170,643)	—	—	—	—
	Total Return Swap Contracts	1,523,089	(1,523,089)	—	—	—	—
Credit Suisse International	Forward Foreign Currency Exchange Contracts	3,517,948	(3,517,948)	—	—	—	—
Goldman Sachs	Futures Contracts	111,304	(111,304)	—	—	—	—
J.P. Morgan	Futures Contracts	2,640,080	(2,640,080)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		23,063,259	(18,106,079)	4,957,180	—	(4,957,180)	—
Total financial instruments not subject to a master netting arrangement or similar arrangement		—	—	—	—	—	—

Total financial instruments		$23,063,259	$(18,106,079)	$4,957,180	$ —	$(4,957,180)	$ —

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral received from the counterparty. Total additional collateral received was $1,539,127.
(b)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $104,401,693.

AQR Funds	Annual Report	December 2013	275

Notes to Financial Statements	December 31, 2013

For the year ended December 31, 2013, the quarterly average values of the derivatives held by the Funds were as follows:

Derivatives Volume Disclosure*

	AQR DIVERSIFIED ARBITRAGE FUND	AQR LONG- SHORT EQUITY FUND	AQR MANAGED FUTURES STRATEGY FUND	AQR MANAGED FUTURES STRATEGY HV FUND	AQR RISK- BALANCED COMMODITIES STRATEGY FUND	AQR RISK PARITY FUND	AQR RISK PARITY II MV FUND	AQR RISK PARITY II HV FUND	AQR MULTI- STRATEGY ALTERNATIVE FUND	AQR STYLE PREMIA ALTERNATIVE FUND
Futures Contracts:
Average Notional Balance Long	$ —	$2,588,199(a)	$9,776,737,047	$117,073,268(a)	$35,055,102	$1,086,616,578	$96,479,462	$65,925,345	$1,730,413,449	$1,749,214,897(b)
Average Notional Balance Short	550,964,216	101,180(a)	6,528,589,791	69,081,457(a)	17,401,536	138,345,125	8,810,833	6,844,439	1,973,847,480	1,513,916,055(b)
Ending Notional Balance Long	—	2,426,562	14,339,459,180	128,496,884	20,868,538	883,021,319	71,791,858	45,262,779	1,975,232,452	1,749,214,897
Ending Notional Balance Short	686,230,359	85,514	11,193,974,700	96,205,649	13,446,129	89,454,569	6,333,954	4,377,024	2,546,064,121	1,513,916,055

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	27,219,046	1,297,864(a)	6,074,364,251	77,240,192(a)	—	408,588,163	5,501,391	5,099,099	1,143,503,250	271,190,059(b)
Average Settlement Value Sold	137,941,097	4,931(a)	5,987,702,503	78,264,298(a)	—	484,809,235	17,564,553	15,428,168	1,253,372,719	340,428,413(b)
Ending Value Purchased	30,507,024	1,412,196	7,310,462,550	66,908,855	—	254,188,605	817,629	636,480	1,315,228,719	271,190,059
Ending Value Sold	123,538,796	129	8,943,877,331	80,631,995	—	289,881,525	10,003,506	7,015,310	1,597,191,161	340,428,413

Exchange-Traded Options:
Average Number of Contracts Written	23,732	—	—	—	—	—	—	—	3,520	—
Ending Number of Contracts Written	10,229	—	—	—	—	—	—	—	1,432	—

Credit Default Swaps:
Average Notional Balance—Buy Protection	432,082,400	—	—	—	—	1,588,680,154	—	—	73,356,500	—
Average Notional Balance—Sell Protection	257,828,000	—	—	—	—	1,579,369,873	—	—	109,115,200	—
Ending Notional Balance—Buy Protection	233,825,000	—	—	—	—	—	—	—	—	—
Ending Notional Balance—Sell Protection	—	—	—	—	—	759,274,761	—	—	15,975,000	—

Total Return Swaps:
Average Notional Balance Long	—	131,691(a)	1,396,009,477	22,743,742(a)	123,178,898	505,707,891	21,849,231	30,436,208	416,023,788	618,768,364(b)
Average Notional Balance Short	—	—	1,217,621,121	21,944,448(a)	68,834,652	143,129,653	12,399,667	10,331,552	351,001,885	289,640,070(b)
Ending Notional Balance Long	—	174,439	1,997,545,327	25,524,645	115,507,666	694,931,783	36,474,033	37,283,721	651,029,145	618,768,364
Ending Notional Balance Short	—	—	1,192,625,475	22,594,664	81,348,147	306,764,613	20,449,055	14,812,392	623,240,830	289,640,070

Interest Rate-Related Swaps (Interest Rate Swaps):
Average Notional Balance—Pays Fixed rate	—	—	—	—	—	804,655,204	—	—	—	—
Average Notional Balance—Receives Fixed rate	—	—	—	—	—	681,025,798	—	—	—	—
Ending Notional Balance—Pays Fixed Rate	—	—	—	—	—	704,859,142	—	—	—	—
Ending Notional Balance—Receives Fixed Rate	—	—	—	—	—	979,847,490	—	—	—	—

276	AQR Funds	Annual Report	December 2013

Notes to Financial Statements	December 31, 2013

	AQR DIVERSIFIED ARBITRAGE FUND	AQR LONG- SHORT EQUITY FUND	AQR MANAGED FUTURES STRATEGY FUND	AQR MANAGED FUTURES STRATEGY HV FUND	AQR RISK- BALANCED COMMODITIES STRATEGY FUND	AQR RISK PARITY FUND	AQR RISK PARITY II MV FUND	AQR RISK PARITY II HV FUND	AQR MULTI- STRATEGY ALTERNATIVE FUND	AQR STYLE PREMIA ALTERNATIVE FUND
Total Return Basket Swaps:
Average Notional of Underlying Positions—Long	$1,166,138,850	$11,332,154(a)	$ —	$ —	$ —	$ —	$ —	$ —	$1,354,645,712	$432,952,549(b)
Average Notional of Underlying Positions—Short	908,214,865	10,446,951(a)	—	—	—	—	—	—	1,025,476,377	355,622,904(b)
Ending Notional Balance—Long	1,090,595,024	11,895,698	—	—	—	—	—	—	1,928,166,317	432,952,549
Ending Notional Balance—Short	929,575,319	11,033,692	—	—	—	—	—	—	1,304,409,437	355,622,904

(a)	For the period July 16, 2013 through December 31, 2013.
(b)	For the period October 30, 2013 through December 31, 2013.
*	Values as of each quarter end are used to calculate the average represented.

The Funds’ derivative contracts held at December 31, 2013, are not accounted for as hedging instruments under GAAP.

8. Investment Advisory and Other Agreements

The Advisor serves as the investment advisor to each of the Funds pursuant to an Investment Advisory Agreement, dated December 4, 2008, as amended, or an Investment Management Agreement, dated June 10, 2010, as amended, entered into by the Trust, on behalf of the Funds (together, the “Advisory Agreement”). Under the Advisory Agreement, the Advisor furnishes a continuous investment program for each Fund’s portfolio, makes day-to-day investment decisions for the Funds, and manages the Funds’ investments in accordance with the stated policies of each Fund. The Advisor is also responsible for selecting brokers and dealers to execute purchase and sale orders for the portfolio transactions of each Fund, subject to its obligation to seek best execution. The Advisor provides persons satisfactory to the Funds’ Board of Trustees to serve as officers of the Funds. Pursuant to the Advisory Agreement, the Funds pay the Advisor an Advisory fee calculated on the average daily net assets for each Fund, in the annual ratios below:

FUND	RATIO
AQR Diversified Arbitrage Fund	1.00%
AQR Long-Short Equity Fund	1.10
AQR Managed Futures Strategy Fund	1.05
AQR Managed Futures Strategy HV Fund	1.45
AQR Risk-Balanced Commodities Strategy Fund	0.60	*
AQR Risk Parity Fund	0.75	**
AQR Risk Parity II MV Fund	0.50	***
AQR Risk Parity II HV Fund	0.70	****
AQR Multi-Strategy Alternative Fund	1.85	*****
AQR Style Premia Alternative Fund	1.35

*	The AQR Risk-Balanced Commodities Strategy Fund Advisory Fee is based on the following three tier structure. The first tier charges 0.60% on the first $1 billion of net assets; the second tier charges 0.575% on net assets in excess of $1 billion, up to $3 billion; and the third tier charges 0.55% on net assets in excess of $3 billion.
**	The AQR Risk Parity Fund Advisory Fee is based on the following two tier structure. The first tier charges 0.75% on the first $1 billion of net assets and the second tier charges 0.70% on net assets in excess of $1 billion.
***	The AQR Risk Parity II MV Fund Advisory Fee is based on the following three tier structure. The first tier charges 0.50% on the first $1 billion of net assets; the second tier charges 0.475% on net assets in excess of $1 billion, up to $3 billion; and the third tier charges 0.45% on net assets in excess of $3 billion.
****	The AQR Risk Parity II HV Fund Advisory Fee is based on the following three tier structure. The first tier charges 0.70% on the first $1 billion of net assets; the second tier charges 0.675% on net assets in excess of $1 billion, up to $3 billion; and the third tier charges 0.65% on net assets in excess of $3 billion.
*****	The AQR Multi-Strategy Alternative Fund Advisory Fee is based on the following two tier structure. The first tier charges 1.85% on the first $1 billion of net assets and the second tier charges 1.80% on net assets in excess of $1 billion.

AQR Funds	Annual Report	December 2013	277

Notes to Financial Statements	December 31, 2013

The Trust and the Advisor have entered into a Fee Waiver and Expense Reimbursement Agreement whereby the Advisor has agreed to waive its fee and/or reimburse each Fund at least through April 30, 2015, unless otherwise noted. The Advisor has agreed to waive and/or reimburse each Fund to the extent that the total annual fund operating expense ratios (including the consolidated expenses of the Subsidiaries), exclusive of interest, taxes, borrowing costs, acquired fund fees and expenses, dividend and interest expense related to short sales, and extraordinary expenses exceed the following ratios:

FUND	CLASS I	CLASS N
AQR Diversified Arbitrage Fund	1.20%	1.50%
AQR Long-Short Equity Fund	1.30	1.55
AQR Managed Futures Strategy Fund	1.25	1.50
AQR Managed Futures Strategy HV Fund	1.65	1.90
AQR Risk-Balanced Commodities Strategy Fund*	1.05	1.30
AQR Risk Parity Fund	0.95	1.20
AQR Risk Parity II MV Fund	0.95	1.20
AQR Risk Parity II HV Fund	1.15	1.40
AQR Multi-Strategy Alternative Fund	1.98	2.23
AQR Style Premia Alternative Fund	1.50	1.75

*	This arrangement will continue at least through April 30, 2014 for Class I and Class N.

For the period ended December 31, 2013, the Funds’ Advisor waived fees and/or reimbursed expenses for each of the Funds as follows:

	AQR LONG-SHORT EQUITY FUND	AQR MANAGED FUTURES STRATEGY FUND	AQR MANAGED FUTURES STRATEGY HV FUND	AQR RISK BALANCED COMMODITIES STRATEGY FUND
Waivers and reimbursements:
Investment advisory and shareholder services fees waived	$27,974	—	$189,139	$167,979
Expense reimbursements	75,460	$2,060	7,940	—
Total	$103,434	$2,060	$197,079	$167,979

	AQR RISK PARITY II MV FUND	AQR RISK PARITY II HV FUND	AQR MULTI-STRATEGY ALTERNATIVE FUND	AQR STYLE PREMIA ALTERNATIVE FUND
Waivers and reimbursements:
Investment advisory and shareholder services fees waived	$189,256	$237,421	$276,890	$119,587
Expense reimbursements	—	—	26,897	5,689
Total	$189,256	$237,421	$303,787	$125,276

The Trust, in turn, agreed that the Funds will repay the fee waiver/expense reimbursement to the Advisor. Such repayment shall be made only out of the class of the Fund for which the applicable fee waiver and expense reimbursement was made. Repayments with respect to a Fund must be limited to amounts that do not cause the aggregate operating expenses of the Fund attributable to a share class during a year in which such repayment is made to exceed the applicable ratios when the waiver was generated. A repayment shall be payable only to the extent it can be made during the thirty six months following the applicable period during which the Advisor waived fees or reimbursed the applicable Fund for its operating expenses under the Agreement.

278	AQR Funds	Annual Report	December 2013

Notes to Financial Statements	December 31, 2013

For the year ended December 31, 2013, the amounts waived and reimbursed by the Advisor, as well as the amounts available for potential future recoupment by the Advisor and the expiration schedule at December 31, 2013 are as follows:

	FEES WAIVED/ REIMBURSED FOR THE PERIOD ENDED DECEMBER 31, 2013	TOTAL POTENTIAL RECOUPMENT AMOUNT DECEMBER 31, 2013	POTENTIAL RECOUPMENT AMOUNTS EXPIRING DECEMBER 31
			2014	2015	2016
AQR DIVERSIFIED ARBITRAGE FUND
Class I	$—	$1,227,354	$999,764	$227,590	$—
Class N	—	—	—	—	—

Totals	$—	$1,227,354	$999,764	$227,590	$—

AQR LONG-SHORT EQUITY FUND
Class I	$81,653	$81,653	$—	$—	$81,653
Class N	21,781	21,781	—	—	21,781

Totals	$103,434	$103,434	$—	$—	$103,434

AQR MANAGED FUTURES STRATEGY FUND
Class I	$—	$—	$—	$—	$—
Class N	2,060	387,133	307,475	77,598	2,060

Totals	$2,060	$387,133	$307,475	$77,598	$2,060

AQR MANAGED FUTURES STRATEGY HV FUND
Class I	$180,370	$180,370	$—	$ —	$180,370
Class N	16,709	16,709	—	—	16,709

Totals	$197,079	$197,079	$—	$—	$197,079

AQR RISK-BALANCED COMMODITIES STRATEGY FUND
Class I	$150,384	$332,194	$—	$181,810	$150,384
Class N	17,595	36,695	—	19,100	17,595

Totals	$167,979	$368,889	$—	$200,910	$167,979

AQR RISK PARITY FUND
Class I	$—	$—	$—	$—	$ —
Class N	—	131,497	96,564	34,933	—

Totals	$—	$131,497	$96,564	$34,933	$—

AQR RISK PARITY II MV FUND
Class I	$130,853	$233,191	$—	$102,338	$130,853
Class N	58,403	71,960	—	13,557	58,403

Totals	$189,256	$305,151	$—	$115,895	$189,256

AQR RISK PARITY II HV FUND
Class I	$141,678	$221,331	$—	$79,653	$141,678
Class N	95,743	132,015	—	36,272	95,743

Totals	$237,421	$353,346	$—	$115,925	$237,421

AQR Funds	Annual Report	December 2013	279

Notes to Financial Statements	December 31, 2013

	FEES WAIVED/ REIMBURSED FOR THE PERIOD ENDED DECEMBER 31, 2013	TOTAL POTENTIAL RECOUPMENT AMOUNT DECEMBER 31, 2013	POTENTIAL RECOUPMENT AMOUNTS EXPIRING DECEMBER 31
			2014	2015	2016

AQR MULTI-STRATEGY ALTERNATIVE FUND
Class I	$263,977	$1,036,910	$322,982	$449,951	$263,977
Class N	39,810	154,858	59,491	55,557	39,810

Totals	$303,787	$1,191,768	$382,473	$505,508	$303,787

AQR STYLE PREMIA ALTERNATIVE FUND
Class I	$115,604	$115,604	$—	$—	$115,604
Class N	9,672	9,672	—	—	9,672

Totals	$125,276	$125,276	$—	$—	$125,276

During the year ended December 31, 2013, the Funds recouped amounts as follow:

FUND	CLASS I	CLASS N
AQR Diversified Arbitrage Fund	$141,503	$45,569
AQR Managed Futures Strategy Fund	372,808	—
AQR Risk Parity Fund	14,138	4,133

Pursuant to the Sub-Advisory Agreements between the Sub-Advisor, the Advisor and the Trust, the Advisor will pay the Sub-Advisor an annual fee, payable monthly, at the annual rate of 1.00% and 0.35% of the average daily nets assets for the AQR Diversified Arbitrage Fund and AQR Multi-Strategy Alternative Fund, respectively.

J.P. Morgan Chase Bank, N.A., serves as the Funds’ Administrator, Accounting Agent and Custodian.

State Street Bank and Trust Company, together with JPMorgan Chase Bank, N.A., serve as Custodian of the AQR Style Premia Alternative Fund.

ALPS Fund Services, Inc. serves as the Funds’ Transfer Agent, and ALPS Distributors, Inc. serves as the Funds’ Distributor.

During the year ended December 31, 2013, the Advisor contributed $90,124 into the AQR Diversified Arbitrage Fund for a loss incurred due to a trade processing error. The impact of the Advisor’s contribution on the Fund’s total return was immaterial. This amount has been included in realized gain (loss) on investments on the Statement of Operations.

9. Distribution Plan

The Trust has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to the Class N shares of the Funds, as applicable. The Plan allows for the payment of services related to the distribution and servicing of these shares at a rate of up to 0.25% per annum of the average daily net asset value of the Class N shares of the Funds, as applicable.

10. Shareholder Servicing Arrangements

Pursuant to a Shareholder Services Agreement, between the Trust (excluding the AQR Diversified Arbitrage Fund, AQR Long-Short Equity Fund, AQR Managed Futures Strategy Fund, AQR Managed Futures Strategy HV Fund, AQR Risk Parity Fund, AQR Multi-Strategy Alternative Fund and AQR Style Premia Alternative Fund) and the Advisor, the Advisor provides a wide range of services to the Funds and their shareholders. These services include, among others, access to performance information reporting, analysis and explanations of Fund reports as well as assisting in the preparation and

280	AQR Funds	Annual Report	December 2013

Notes to Financial Statements	December 31, 2013

distribution of shareholder communications, such as proxies, shareholder reports and prospectuses. Under this agreement the Advisor receives an annual fee, payable monthly, calculated on the average daily net assets of each Class at the following rates:

FUND	CLASS I	CLASS N
AQR Risk-Balanced Commodities Strategy Fund	0.25%	0.25%
AQR Risk Parity II MV Fund	0.25	0.25
AQR Risk Parity II HV Fund	0.25	0.25

In addition, the Advisor may, from time to time, compensate third parties (including financial intermediaries) from the fees the Advisor receives under the Shareholder Services Agreement for non-distribution shareholder services such third parties provide to clients or customers that are shareholders of the Funds. Fees incurred by the Funds under the Plan and/or the shareholder services agreement for the year ended December 31, 2013, were as follows:

FUND	CLASS I	CLASS N
AQR Risk-Balanced Commodities Strategy Fund	$140,099	$11,180
AQR Risk Parity II MV Fund	141,946	37,789
AQR Risk Parity II HV Fund	57,683	32,608

11. Risks and Concentrations

The Funds, at times, utilize substantial leverage in their investment program. Such leverage may take the form of trading on margin, investing in derivative instruments that are inherently leveraged, entering into repurchase transactions and entering into other forms of direct and indirect borrowing.

There is no guarantee that the Funds’ borrowing arrangement or other arrangements for obtaining leverage will continue to be available, or if available, will be available on terms and conditions acceptable to the Funds. Unfavorable economic conditions also could increase funding costs, limit access to the capital markets or result in a decision by lenders not to extend credit to the Funds. In addition, a decline in market value of the Funds’ assets may have particular adverse consequences in instances where they have borrowed money based on the market value of those assets. A decrease in market value of those assets may result in the lender (including derivative counterparties) requiring the Funds to post additional collateral or otherwise sell assets at a time when it may not be in the Funds’ best interest to do so.

The counterparties to the Funds’ with respect to the following transactions: securities sold short, currency forward, futures, option and swap contracts and reverse repurchase agreements, include clearing brokers and other major financial institutions. While the Funds utilize multiple clearing brokers and counterparties, a concentration of credit risk exists because of balances held and transactions with a limited number of clearing brokers and counterparties.

By using derivative instruments, the Funds are exposed to the counterparty’s credit risk, the risk that derivative counterparties may not perform in accordance with the contractual provisions offset by the value of any collateral received. The Funds’ exposure to credit risk associated with counterparty non-performance is limited to the unrealized gains inherent in such transactions that are recognized in the Statements of Assets and Liabilities. The Funds minimize counterparty credit risk through credit limits and approvals, credit monitoring procedures, executing master netting arrangements and managing margin and collateral requirements, as appropriate.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. companies.

Swap agreements involve, to varying degrees, elements of market risk (generally equity price risk related to equity index swap agreements, interest rate risk related to bond swap agreements and commodity risk related to synthetic swap agreements utilizing futures) and exposure to loss in excess of the amount reflected on the Statements of Assets and

AQR Funds	Annual Report	December 2013	281

Notes to Financial Statements	December 31, 2013

Liabilities. The notional amounts, which are disclosed as of period end in the swap tables included in the Schedules of Investments, reflect the current investment exposure each Fund has under the swap agreement which may exceed the net asset value of the Fund.

The Funds are not limited in the percentage of their assets that may be invested in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible’s “conversion price,” which is the predetermined price at which the convertible security could be exchanged for the associated stock.

Convertible securities and non-convertible income producing securities are subject to certain risks, including (i) if interest rates go up, the value of convertible securities and non-convertible income-producing securities in the Funds’ portfolio generally will decline; (ii) during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Funds to reinvest in lower yielding securities (call or prepayment risk); and (iii) during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments (extension risk).

Credit risk is the risk that one or more securities in the Funds’ portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. The Funds’ investments in convertible and nonconvertible debt securities involve credit risk. However, in general, lower rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Funds’ net asset value or dividends.

If a Fund invests in illiquid investments, it may experience difficulty in selling the investments in a timely manner at the price that it believes the investments are worth. In addition, market conditions may cause the Fund to experience temporary mark-to-market losses, especially in less liquid positions, even in the absence of any selling of investments by the Fund.

Each Fund is subject to market risk, which is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Market risk applies to every Fund investment. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

A Fund may have investments that appreciate or decrease significantly in value over short periods of time. This volatility may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

Securities sold short represent obligations of the Fund to deliver specified securities at a future date and thereby create a liability to repurchase the securities at prevailing future market prices. Accordingly, these transactions result in off-balance-sheet risk as the Fund’s ultimate obligation to satisfy the sale of securities sold short may exceed the amount recognized in the Statement of Assets & Liabilities.

As of December 31, 2013, the AQR Diversified Arbitrage Fund and AQR Multi-Strategy Alternative Fund pledged a substantial portion of its assets for securities sold short to JPMorgan Chase Bank, N.A.

12. Line of Credit

Effective March 1, 2013 and terminating on March 1, 2014, the Trust had renewed a committed $175,000,000 syndicated line of credit with Bank of America, N.A., as the Administrative Agent. Borrowing, if any, under this arrangement bore interest at the sum of (a) 1.0% per annum plus (b) the higher of (i) the Federal Funds Rate or (ii) the Eurodollar Rate, the amount of such excess, which was paid quarterly. The maximum loan amount outstanding per Fund was the lesser of an amount which did not exceed the borrowing limits set forth in the Funds’ Prospectus and/or Registration Statement and did not cause the Asset Coverage Ratio for all borrowings to drop below 500%. The

282	AQR Funds	Annual Report	December 2013

Notes to Financial Statements	December 31, 2013

agreement is subject to an annual commitment fee which is payable in arrears on a quarterly basis. In the event of a draw upon the line of credit, investments of the responsible Fund may be designated as collateral until its loan is repaid in full. Funds with less than $25,000,000 in assets are ineligible to draw upon the line of credit. For the year ended December 31, 2013, the Funds did not have any outstanding borrowings under this agreement.

13. Principal Ownership

As of December 31, 2013, the Funds had individual shareholder accounts owning more than 5% of the total shares outstanding of the Fund as follows:

FUND	NUMBER OF SHAREHOLDERS	TOTAL PERCENTAGE INTEREST HELD
AQR Long-Short Equity Fund*	5	86.20%
AQR Managed Futures Strategy HV Fund*	4	60.90%
AQR Risk Parity II HV Fund*	3	42.00%
AQR Style Premia Alternative Fund	1	88.70%

* The percentage shown is owned by the Advisor and its affiliates.

Significant shareholder transactions by these shareholders, if any, may impact the Fund’s Performance.

14. Subsequent Events

On December 3-4, 2013, the Board of Trustees of the Trust approved (i) an amendment and restatement of the Investment Advisory Agreement of the AQR Funds removing the AQR Managed Futures Strategy Fund (“MF Fund”), AQR Risk-Balanced Commodities Strategy Fund (“Commodities Fund”), AQR Risk Parity II MV Fund (“RP II MV Fund”) and AQR Risk Parity II HV Fund (“RP II HV Fund”, and together with the RP II MV Fund, the “RP II Funds”), effective May 1, 2014 (the “Amended Investment Advisory Agreement”); and (ii) an amendment and restatement of the Investment Management Agreement, effective May 1, 2014, reflecting: (a) the addition of MF Fund, Commodities Fund and the RP II Funds, (b) the bundling of the shareholder servicing fees and contractual advisory fees for the Commodities Fund and RP II Funds for services currently provided separately under the Investment Advisory Agreement and Shareholder Services Agreement (these advisory and shareholder services are currently provided in combination under the Investment Management Agreement for other series of the Trust), and (c) the removal of advisory fee breakpoints for the Commodities Funds and the AQR Multi-Strategy Alternative Fund (“Multi-Strat Fund”), setting the fee rate for advisory services at the lowest rate under the to-be-removed breakpoint schedule (the “Amended Investment Management Agreement” and, together with the Amended Investment Advisory Agreement, the “Amendments”). Under the Amendments, the fee structure for the Commodities Fund, RP II Funds and Multi-Strat Fund will be revised as follows, effective May 1, 2014:

AQR Risk-Balanced Commodities Strategy Fund, AQR Risk Parity II HV Fund and AQR Risk Parity II MV Fund:

	BEFORE AMENDMENTS		AFTER AMENDMENTS
	ADVISORY FEE (UNDER INVESTMENT ADVISORY AGREEMENT)	SHAREHOLDER SERVICES FEE (UNDER SEPARATE SHAREHOLDER SERVICES AGREEMENT)	INVESTMENT MANAGEMENT FEE (UNDER INVESTMENT MANAGEMENT AGREEMENT)*	SHAREHOLDER SERVICES FEE (UNDER SEPARATE SHAREHOLDER SERVICES AGREEMENT)
AQR Risk-Balanced Commodities Strategy Fund	0.60% of the first $1 billion of net assets 0.575% on net assets in excess of $1 billion up to $3 billion 0.55% on net assets in excess of $3 billion	0.25%	0.80%	None

AQR Funds	Annual Report	December 2013	283

Notes to Financial Statements	December 31, 2013

	BEFORE AMENDMENTS		AFTER AMENDMENTS
	ADVISORY FEE (UNDER INVESTMENT ADVISORY AGREEMENT)	SHAREHOLDER SERVICES FEE (UNDER SEPARATE SHAREHOLDER SERVICES AGREEMENT)	INVESTMENT MANAGEMENT FEE (UNDER INVESTMENT MANAGEMENT AGREEMENT)*	SHAREHOLDER SERVICES FEE (UNDER SEPARATE SHAREHOLDER SERVICES AGREEMENT)
AQR Risk Parity II HV Fund	0.70% of the first $1 billion of net assets 0.675% on net assets in excess of $1 billion up to $3 billion 0.65% on net assets in excess of $3 billion	0.25%	0.95% of the first $1 billion of net assets 0.925% on net assets in excess of $1 billion up to $3 billion 0.90% on net assets in excess of $3 billion	None

AQR Risk Parity II MV Fund	0.50% of the first $1 billion of net assets 0.475% on net assets in excess of $1 billion up to $3 billion 0.45% on net assets in excess of $3 billion	0.25%	0.75% of the first $1 billion of net assets 0.725% on net assets in excess of $1 billion up to $3 billion 0.70% on net assets in excess of $3 billion	None

*	Reflects the fee under the Investment Management Agreement under which AQR provides a combination of advisory and shareholder services.

AQR Multi-Strategy Alternative Fund:

	BEFORE AMENDMENTS		AFTER AMENDMENTS
	INVESTMENT MANAGEMENT FEE (UNDER INVESTMENT MANAGEMENT AGREEMENT)*	SHAREHOLDER SERVICES FEE (UNDER SEPARATE SHAREHOLDER SERVICES AGREEMENT)	INVESTMENT MANAGEMENT FEE (UNDER INVESTMENT MANAGEMENT AGREEMENT)*	SHAREHOLDER SERVICES FEE (UNDER SEPARATE SHAREHOLDER SERVICES AGREEMENT)
AQR Multi-Strategy Alternative Fund	1.85% on the first $1 billion of assets 1.80% on assets in excess of $1 billion	None	1.80%	None

*	Reflects the fee under the Investment Management Agreement under which AQR provides a combination of advisory and shareholder services.

The Funds have evaluated subsequent events through the date of issuance of this report and have determined that there are no additional material events that would require accrual or disclosure.

284	AQR Funds	Annual Report	December 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of AQR Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights as well as the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, and the related consolidated statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of each of the ten portfolios that are included in AQR Funds (as listed in Note 1 to the financial statements and collectively referred to as the “Funds”) at December 31, 2013, and the results of each of their operations, the changes in each of their net assets, the cash flows of AQR Diversified Arbitrage Fund, AQR Risk Parity II HV Fund, AQR Multi-Strategy Alternative Fund and AQR Style Premia Alternative Fund and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, brokers and transfer agents and the application of alternative procedures where confirmation of securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 25, 2014

AQR Funds	Annual Report	December 2013	285

Other Federal Tax Information (Unaudited)

The Funds intend to designate the maximum allowable as taxed at the 20% rate. The following represents the percentage of ordinary income distributions treated as qualifying dividends:

FUND	PERCENTAGE
AQR Diversified Arbitrage Fund	30.85%
AQR Multi-Strategy Alternative Fund	17.55%

The Funds designate the following amounts, or the maximum allowable under the Internal Revenue Code, as long term capital gain distributions qualifying the maximum 20% income tax rate for individuals:

FUND	TOTAL
AQR Diversified Arbitrage Fund AQR Long-Short Equity Fund AQR Managed Futures Strategy Fund AQR Risk Parity Fund AQR Multi-Strategy Alternative Fund	$14,410,981 55,727 75,611,975 11,583,408 7,128,688

For the taxable year ended December 31, 2013, the following percentages of income dividends paid by the Fund qualify for the 70% dividends received deductions available to corporations:

FUND	PERCENTAGE
AQR Diversified Arbitrage Fund	25.27%
AQR Multi-Strategy Alternative Fund	1.02%

286	AQR Funds	Annual Report	December 2013

Fund Expense Examples (Unaudited)

As a shareholder of the Trust, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid for the Period Ending 12/31/13” to estimate the expenses you paid on your account during this period. Each Fund will indirectly bear its pro rata share of the expenses incurred by the underlying investments in which the Fund invests. These expenses are not included in the table.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The Fund will indirectly bear its pro rata share of the expenses incurred by the underlying investments in which the Fund invests. These expenses are not included in the table.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT DATE VALUE	ENDING ACCOUNT VALUE 12/31/13	ANNUALIZED EXPENSE RATIO FOR THE PERIOD	EXPENSES PAID FOR THE PERIOD ENDING 12/31/13

AQR Diversified Arbitrage Fund

Class I
Actual Return	$1,000.00	$1,005.70	1.60%	$8.09
Hypothetical Return	$1,000.00	$1,017.14	1.60%	$8.13

Class N
Actual Return	$1,000.00	$1,005.10	1.83%	$9.25
Hypothetical Return	$1,000.00	$1,015.98	1.83%	$9.30

AQR Long-Short Equity Fund

Class I (1)
Actual Return	$1,000.00	$1,111.70	1.30%	$6.32	(a)
Hypothetical Return	$1,000.00	$1,018.65	1.30%	$6.61

Class N (1)
Actual Return	$1,000.00	$1,110.40	1.55%	$7.53	(a)
Hypothetical Return	$1,000.00	$1,017.39	1.55%	$7.88

AQR Funds	Annual Report	December 2013	287

Funds Expense Example (Unaudited)

	BEGINNING ACCOUNT DATE VALUE	ENDING ACCOUNT VALUE 12/31/13	ANNUALIZED EXPENSE RATIO FOR THE PERIOD	EXPENSES PAID FOR THE PERIOD ENDING 12/31/13

AQR Managed Futures Strategy Fund

Class I
Actual Return	$1,000.00	$1,058.30	1.22%	$6.33
Hypothetical Return	$1,000.00	$1,019.06	1.22%	$6.21

Class N
Actual Return	$1,000.00	$1,056.70	1.50%	$7.78
Hypothetical Return	$1,000.00	$1,017.64	1.50%	$7.63

AQR Managed Futures Strategy HV Fund

Class I (1)
Actual Return	$1,000.00	$1,081.40	1.68%	$8.05	(a)
Hypothetical Return	$1,000.00	$1,016.74	1.68%	$8.54

Class N (1)
Actual Return	$1,000.00	$1,080.40	1.93%	$9.24	(a)
Hypothetical Return	$1,000.00	$1,015.48	1.93%	$9.80

AQR Risk-Balanced Commodities Strategy Fund

Class I
Actual Return	$1,000.00	$994.00	1.05%	$5.28
Hypothetical Return	$1,000.00	$1,019.91	1.05%	$5.35

Class N
Actual Return	$1,000.00	$994.00	1.30%	$6.53
Hypothetical Return	$1,000.00	$1,018.65	1.30%	$6.61

AQR Risk Parity Fund

Class I
Actual Return	$1,000.00	$1,057.30	0.89%	$4.62
Hypothetical Return	$1,000.00	$1,020.72	0.89%	$4.53

Class N
Actual Return	$1,000.00	$1,055.70	1.20%	$6.22
Hypothetical Return	$1,000.00	$1,019.16	1.20%	$6.11

AQR Risk Parity II MV Fund

Class I
Actual Return	$1,000.00	$1,054.20	0.95%	$4.92
Hypothetical Return	$1,000.00	$1,020.42	0.95%	$4.84

Class N
Actual Return	$1,000.00	$1,052.10	1.20%	$6.21
Hypothetical Return	$1,000.00	$1,019.16	1.20%	$6.11

AQR Risk Parity II HV Fund

Class I
Actual Return	$1,000.00	$1,074.90	1.19%	$6.22
Hypothetical Return	$1,000.00	$1,019.21	1.19%	$6.06

Class N
Actual Return	$1,000.00	$1,072.60	1.44%	$7.52
Hypothetical Return	$1,000.00	$1,017.95	1.44%	$7.32

288	AQR Funds	Annual Report	December 2013

Funds Expense Example (Unaudited)

	BEGINNING ACCOUNT DATE VALUE	ENDING ACCOUNT VALUE 12/31/13	ANNUALIZED EXPENSE RATIO FOR THE PERIOD	EXPENSES PAID FOR THE PERIOD ENDING 12/31/13

AQR Multi-Strategy Alternative Fund

Class I
Actual Return	$1,000.00	$1,019.80	3.01%	$15.32
Hypothetical Return	$1,000.00	$1,010.03	3.01%	$15.25

Class N
Actual Return	$1,000.00	$1,019.00	3.27%	$16.64
Hypothetical Return	$1,000.00	$1,008.72	3.27%	$16.56

AQR Style Premia Alternative Fund

Class I (2)
Actual Return	$1,000.00	$1,040.90	2.07%	$3.59	(b)
Hypothetical Return	$1,000.00	$1,014.77	2.07%	$10.51

Class N (2)
Actual Return	$1,000.00	$1,040.90	2.44%	$4.23	(b)
Hypothetical Return	$1,000.00	$1,012.91	2.44%	$12.38

Expenses are calculated using each Class’ annualized expense ratio, multiplied by the average account value for the period, multiplied by 184/365 (to reflect the one-half year period unless stated otherwise).
(1)	Commencement of operations was July 16, 2013.
(2)	Commencement of operations was October 30, 2013.
(a)	Expenses are calculated using each Class’ annualized expense ratio, multiplied by the average account value for the period, multiplied by 168/365 (to reflect the period since commencement of operations).
(b)	Expenses are calculated using each Class’ annualized expense ratio, multiplied by the average account value for the period, multiplied by 62/365 (to reflect the period since commencement of operations).

AQR Funds	Annual Report	December 2013	289

Trustees and Officers (Unaudited)	December 31, 2013

Listed in the chart below is basic information regarding the Trustees and Officers of the Trust. The address of each Officer and Trustee is Two Greenwich Plaza, 3rd Floor, Greenwich CT 06830.

NAME AND YEAR OF BIRTH	CURRENT POSITION WITH THE TRUST, TERM OF OFFICE[1] AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PRESENT OR PAST DIRECTORSHIPS HELD BY TRUSTEE (DURING THE PAST 5 YEARS)
Disinterested Trustees[2]
Timothy K. Armour, M.B.A., 1948	Chairman of the Board since 2010 and Trustee, since 2008	Interim Chief Executive Officer of Janus Capital Group (2009 to 2010) (financial services)	34	Janus Capital Group (since 1998); ETF Securities (2010-2013)

L. Joe Moravy, M.B.A., CPA, 1950	Trustee, since 2008	Managing Director, Finance Scholars Group (since 2010) (consulting); Managing Director and Owner, LJM Advisory (2008-2010) (consulting)	34	Nuveen Exchange Traded Commodities Funds (since 2012)

William L. Atwell, M.B.A., 1950	Trustee, since 2011	Managing Director, Atwell Partners LLC (since 2012) (consulting); President (CIGNA International), CIGNA (2008 to 2012) (insurance)	34	None

Gregg D. Behrens, M.M., 1952	Trustee, since 2011	Chief Executive Officer and Executive Vice President (Asia- Pacific Region), Northern Trust Company (1974 to 2009) (banking).	34	None

Brian Posner, M.B.A., 1961	Trustee, since 2011	President, Point Rider Group LLC (since 2008) (consulting)	34	Biogen Idec (since 2008); Arch Capital Group (since 2011); BG Medicine (since 2012); RiverPark Funds Trust (2010 to 2012)

Interested Trustee[3]
David Kabiller, CFA, 1963	Trustee, since 2010	Founding Principal, AQR Capital Management, LLC (since 1998).	34	None
Officers
Marco Hanig, Ph.D., 1958	Chief Executive Officer, since 2009; President, since 2008	Principal, AQR Capital Management, LLC (since 2008).	N/A	N/A

290	AQR Funds	Annual Report	December 2013

Trustees and Officers (Unaudited)	December 31, 2013

NAME AND YEAR OF BIRTH	CURRENT POSITION WITH THE TRUST, TERM OF OFFICE[1] AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PRESENT OR PAST DIRECTORSHIPS HELD BY TRUSTEE (DURING THE PAST 5 YEARS)

H.J. Willcox, J.D., 1966	Chief Compliance Officer, since 2013	Chief Compliance Officer, AQR Capital Management, LLC (since 2013); Global Head of Compliance and Counsel KKR & Co., L.P. (2008-2013).	N/A	N/A

John Howard, CPA, 1969	Chief Financial Officer, since 2013	Principal, Chief Operating
Officer and Chief Financial
Officer, AQR Capital
Management, LLC (since
2011) Chief Financial
Officer, AllianceBernstein
(2010-2011); Principal,
Chief Operating Officer
and Chief Financial
Officer, AQR Capital
Management, LLC (2007-
		2010).	N/A	N/A

Aaron Masek, CPA, 1974	Vice President and Treasurer, since 2010	Vice President, AQR Capital Management, LLC (since 2010); Audit Manager, Cohen Fund Audit Services, Ltd. (2008 to 2009).	N/A	N/A

Bradley Asness, J.D., M.B.A. 1969	Vice President and Chief Legal Officer, since 2009	Principal and Chief Legal Officer, AQR Capital Management, LLC (since 1998).	N/A	N/A

Brendan R. Kalb, J.D. 1975	Executive Vice President, since 2009; Secretary, since 2008	Managing Director and General Counsel, AQR Capital Management, LLC (since 2004).	N/A	N/A

Nicole DonVito, J.D. 1979	Vice President, since 2009	Senior Counsel—Head of Registered Products, AQR Capital Management, LLC (since 2007).	N/A	N/A

(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or removal as provided in the Trust’s Declaration of Trust.
(2)	A Disinterested Trustee is any Trustee that is not an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
(3)	An Interested Trustee is a Trustee that is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Kabiller is an interested person of the Trust because of his position with the Advisor.

AQR Funds	Annual Report	December 2013	291

Board Approval of Investment Advisory Agreements (Unaudited)

AQR Long-Short Equity Fund and AQR Managed Futures Strategy HV Fund

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of the AQR Funds (the “Trust”) met in person on May 29-30, 2013, to consider the approval of the investment management agreement between the Trust, on behalf of the AQR Long-Short Equity Fund and AQR Managed Futures Strategy HV Fund (together, the “Funds”), and AQR Capital Management, LLC (“AQR”) (the “Investment Management Agreement”). In addition, the Board Members who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), held a separate call in advance of the in person meeting held on May 29-30, 2013 with independent legal counsel to review the materials provided and the relevant legal considerations (together with the in person meeting held on May 29-30, 2013, the “Meetings”). In accordance with Section 15(c) of the 1940 Act, the Board requested, reviewed and considered materials furnished by AQR relevant to the Board’s consideration of whether to approve the Investment Management Agreement. These materials included: (1) memoranda and materials provided by AQR, describing the personnel and services to be provided to the Funds; (2) performance information for strategies and model portfolios relevant to the consideration of the Investment Management Agreement; (3) information independently compiled and prepared by Morningstar Associates, LLC (“Morningstar”) relating to the Funds’ proposed fees and expenses; (4) a discussion of the financial statements of AQR; and (5) a discussion of the compliance program and the regulatory exam history of AQR. AQR is referred to herein as the “Advisor,” as applicable.

At the in person meeting held on May 29-30, 2013, the Board, including the Independent Board Members, unanimously approved the Investment Management Agreement for an initial two-year period. The Board considered all factors it believed to be relevant with respect to the Funds, including, among other factors: (a) the nature, extent and quality of the services to be provided by the Advisor; (b) the investment performance of the Advisor and the Advisor’s portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by the Advisor from the relationship with the Funds; (d) economies of scale; and (e) other factors.

The Board also considered other matters it deemed important to the approval process, such as the services related to the valuation and pricing of the Funds’ portfolio holdings, direct and indirect benefits to the Advisor and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weightings to the various items considered.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the Investment Management Agreement:

The Nature, Extent and Quality of the Services to be Provided by the Advisor. The Board Members reviewed the services that the Advisor would provide to the Funds under the Investment Management Agreement. The Board considered the size and experience of the Advisor’s staff, its use of technology, and the Funds’ stated investment objectives, strategies and processes. The Board reviewed the overall qualifications of the Advisor as an investment Advisor. In connection with the investment advisory services to be provided to the Funds, the Board Members took into account discussions they had with officers of the Advisor regarding the management of the Funds’ investments in accordance with the Funds’ stated investment objectives and policies and the types of transactions that would be entered into on behalf of the Funds. During these discussions, the Board Members asked questions of, and received answers from, the officers of the Advisor regarding the formulation and proposed implementation of the Funds’ investment strategies, their efficacy and potential risks.

In addition to the investment advisory services to be provided to the Funds, the Board Members considered that AQR also will provide shareholder and administrative services, oversight of Fund accounting, marketing services, and assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Funds. In particular, the Board Members reviewed the compliance, shareholder and administrative services to be provided to the Funds by AQR.

Finally, the Independent Board Members had an opportunity to meet outside the presence of management in executive session separately with independent legal counsel to discuss and consider the Investment Management Agreement. Based on the presentations and materials at the Meetings, the Board concluded that the services to be provided to the Funds by AQR pursuant to the Investment Management Agreement were likely to be of a high quality and would benefit the Funds.

292	AQR Funds	Annual Report	December 2013

Board Approval of Investment Advisory Agreements (Unaudited)

Investment Performance and the Advisor’s Portfolio Management. Because the Funds are newly formed, the Board did not consider the investment performance of the Funds. The Board based its review of the Advisor’s performance primarily on the experience of the Advisor in managing other registered investment companies and private funds, noting that other funds the Advisor manages might have investment objectives, policies or restrictions different from those of the Funds. The Board also considered the experience, resources and strengths of the Advisor and its affiliates with respect to the investment strategies proposed for the Funds. Based on these factors, the Board Members determined that the AQR would be an appropriate investment adviser for the Funds.

The Advisory Fee and the Cost of the Services and Profits to be Realized by the Advisor from the Relationship with the Funds. The Board, including the Independent Board Members, received and reviewed information regarding the management fees to be paid by the Funds to the Advisor pursuant to the Investment Management Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided to the Funds.

To assist in this analysis, the Board received a report independently prepared by Morningstar. The report showed comparative fee information for each Fund’s respective Morningstar category, including expense comparisons of contractual investment advisory fees and actual net expenses.

The Board also received and reviewed information regarding the profitability of the Advisor with respect to Fund-related activities. The Board took into consideration the Advisor’s profits from the management of other private accounts. The Board also reviewed the Advisor’s methodology of determining profitability. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Advisor, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board reviewed the Advisor’s unaudited financial information. The purpose of the review was to help the Independent Board Members determine whether the firm has the necessary resources to continue to provide high quality services to the Funds and attract and retain high quality employees.

The Board concluded that the proposed management fees are reasonable.

Economies of Scale. Because the Funds are newly formed and had not commenced operations as of May 30, 2013, and the eventual aggregate amount of the Funds’ assets was uncertain, the Advisor was not able to provide the Board Members with specific information concerning the extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale, if any. The Advisor presented information to show that the fees were set at a level that is competitive relative to comparable funds of similar, actual or anticipated size. The Board considered that the funds in the AQR fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered the Advisor’s overall operations and its efforts to expand the scale of, and further enhance the quality of, its operations.

Other Factors. The Board also took into account other ancillary or “fall out” benefits that the Advisor or its affiliates may derive from its relationship with the Funds, both tangible and intangible. The Board also received information regarding the Advisor’s brokerage and soft dollar practices. The Board considered that the Advisor is responsible for decisions to buy and sell securities for the Funds, selection of broker-dealers and best execution, and aggregation and allocation of trade orders among the firm’s various advisory clients. The Board noted that the Advisor does not presently intend to make use of soft dollars to acquire third-party research.

Conclusion. Counsel advised the Board concerning the statutory and regulatory requirements for approval and disclosure of an investment management agreement. No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, all of the Board Members, including all of the Independent Board Members, concluded that the proposed advisory fee rates and projected total expense ratios were reasonable in relation to the services to be provided by the Advisor to the Funds, as well as the costs incurred and benefits to be gained by the Advisor in providing such services, including the investment advisory and administrative components. The Board also found the proposed investment advisory fees to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar, actual or anticipated size. As a result, all of the Board Members, including the Independent Board Members, approved the Investment Management Agreement with respect to the Funds. The Independent Board Members were represented by independent legal counsel who assisted them in their deliberations.

AQR Funds	Annual Report	December 2013	293

Board Approval of Investment Advisory Agreements (Unaudited)

AQR STYLE PREMIA ALTERNATIVE FUND

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of the AQR Funds (the “Trust”) met in person on August 13-14, 2013, to consider the approval of the investment management agreement between the Trust, on behalf of the AQR Style Premia Alternative Fund (the “Fund”), and AQR Capital Management, LLC (“AQR”) (the “Investment Management Agreement”). In addition, the Board Members who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), held a separate call in advance of the in person meeting held on August 13-14, 2013 with independent legal counsel to review the materials provided and the relevant legal considerations (together with the in person meeting held on August 13-14, 2013, the “Meetings”). In accordance with Section 15(c) of the 1940 Act, the Board requested, reviewed and considered materials furnished by AQR relevant to the Board’s consideration of whether to approve the Investment Management Agreement. These materials included: (1) memoranda and materials provided by AQR, describing the personnel and services to be provided to the Fund; (2) performance information for strategies and model portfolios relevant to the consideration of the Investment Management Agreement; (3) information independently compiled and prepared by Morningstar Associates, LLC (“Morningstar”) relating to the Fund’s proposed fees and expenses; (4) a discussion of the financial statements of AQR; and (5) a discussion of the compliance program and the regulatory exam history of AQR. AQR is referred to herein as the “Advisor,” as applicable.

At the in person meeting held on August 13-14, 2013, the Board, including the Independent Board Members, unanimously approved the Investment Management Agreement for an initial two-year period. The Board considered all factors it believed to be relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services to be provided by the Advisor; (b) the investment performance of the Advisor and the Advisor’s portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by the Advisor from the relationship with the Fund; (d) economies of scale; and (e) other factors.

The Board also considered other matters it deemed important to the approval process, such as the services related to the valuation and pricing of the Fund’s portfolio holdings, direct and indirect benefits to the Advisor and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weightings to the various items considered.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the Investment Management Agreement:

The Nature, Extent and Quality of the Services to be Provided by the Advisor. The Board Members reviewed the services that the Advisor would provide to the Fund under the Investment Management Agreement. The Board considered the size and experience of the Advisor’s staff, its use of technology, and the Fund’s stated investment objective, strategies and processes. The Board reviewed the overall qualifications of the Advisor as an investment adviser. In connection with the investment advisory services to be provided to the Fund, the Board Members took into account discussions they had with officers of the Advisor regarding the management of the Fund’s investments in accordance with the Fund’s stated investment objective and policies and the types of transactions that would be entered into on behalf of the Fund. During these discussions, the Board Members asked questions of, and received answers from, the officers of the Advisor regarding the formulation and proposed implementation of the Fund’s investment strategies, its efficacy and potential risks.

In addition to the investment advisory services to be provided to the Fund, the Board Members considered that AQR also will provide shareholder and administrative services, oversight of Fund accounting, marketing services, and assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. In particular, the Board Members reviewed the compliance, shareholder and administrative services to be provided to the Fund by AQR.

Finally, the Independent Board Members had an opportunity to meet outside the presence of management in executive session separately with independent legal counsel to discuss and consider the Investment Management Agreement. Based on the presentations and materials at the Meetings, the Board concluded that it was satisfied with the services to be provided to the Fund by AQR pursuant to the Investment Management Agreement.

Investment Performance and the Advisor’s Portfolio Management. Because the Fund is newly formed, the Board did not consider the investment performance of the Fund. The Board based its review of the Advisor’s performance primarily

294	AQR Funds	Annual Report	December 2013

Board Approval of Investment Advisory Agreements (Unaudited)

on the experience of the Advisor in managing other registered investment companies and private funds, noting that other funds the Advisor manages might have investment objectives, policies or restrictions different from those of the Fund. The Board also considered the experience, resources and strengths of the Advisor and its affiliates with respect to the investment strategies proposed for the Fund. Based on these factors, the Board Members determined that the AQR would be an appropriate investment adviser for the Fund.

The Advisory Fee and the Cost of the Services and Profits to be Realized by the Advisor from the Relationship with the Fund. The Board, including the Independent Board Members, received and reviewed information regarding the management fee to be paid by the Fund to the Advisor pursuant to the Investment Management Agreement. The Board examined this information in order to determine the reasonableness of the fee in light of the nature and quality of services to be provided to the Fund.

To assist in this analysis, the Board received a report independently prepared by Morningstar. The report showed comparative fee information for the Fund’s Morningstar category, including expense comparisons of contractual investment advisory fees and actual net expenses.

The Board also received and reviewed information regarding the profitability of the Advisor with respect to Fund-related activities. The Board took into consideration the Advisor’s profits from the management of other private accounts. The Board also reviewed the Advisor’s methodology of determining profitability. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Advisor, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board reviewed the Advisor’s audited financial information. The purpose of the review was to help the Independent Board Members determine whether the firm has the necessary resources to continue to provide high quality services to the Fund and attract and retain high quality employees.

The Board concluded that the proposed management fee is reasonable.

Economies of Scale. Because the Fund is newly formed and had not commenced operations as of July 31, 2013, and the eventual aggregate amount of the Fund’s assets was uncertain, the Advisor was not able to provide the Board Members with specific information concerning the extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale, if any. The Advisor presented information to show that the fees were set at a level that is competitive relative to comparable funds of similar, actual or anticipated size. The Board considered that the funds in the AQR fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered the Advisor’s overall operations and its efforts to expand the scale of, and further enhance the quality of, its operations.

Other Factors. The Board also took into account other ancillary or “fall out” benefits that the Advisor or its affiliates may derive from its relationship with the Fund, both tangible and intangible. The Board also received information regarding the Advisor’s brokerage and soft dollar practices. The Board considered that the Advisor is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and best execution, and aggregation and allocation of trade orders among the firm’s various advisory clients. The Board noted that the Advisor does not presently intend to make use of soft dollars to acquire third-party research.

Conclusion. Counsel advised the Board concerning the statutory and regulatory requirements for approval and disclosure of an investment management agreement. No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, all of the Board Members, including all of the Independent Board Members, concluded that the proposed advisory fee rates and projected total expense ratios were reasonable in relation to the services to be provided by the Advisor to the Fund, as well as the costs incurred and benefits to be gained by the Advisor in providing such services, including the investment advisory and administrative components. The Board also found the proposed investment advisory fee to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar, actual or anticipated size. As a result, all of the Board Members, including the Independent Board Members, approved the Investment Management Agreement with respect to the Fund. The Independent Board Members were represented by independent legal counsel who assisted them in their deliberations.

AQR Funds	Annual Report	December 2013	295

Board Approval of Investment Advisory Agreements (Unaudited)

AQR Diversified Arbitrage Fund, AQR Managed Futures Strategy Fund, AQR Risk Parity Fund, AQR Risk Parity II MV Fund, AQR Risk Parity II HV Fund, AQR Risk-Balanced Commodities Strategy Fund and AQR Multi-Strategy Alternative Fund

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of the AQR Funds (the “Trust”) met in person on December 3-4, 2013, to consider the continuation of the: (i) Investment Advisory Agreement between the Trust, on behalf of AQR Managed Futures Strategy Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund (each, a “Fund”), and AQR Capital Management, LLC (“AQR”) (the “Investment Advisory Agreement”); (ii) Investment Management Agreement between the Trust, on behalf of the AQR Diversified Arbitrage Fund, AQR Risk Parity Fund and AQR Multi-Strategy Alternative Fund (each a “Fund”), and AQR (the “Investment Management Agreement”); (iii) the Amended and Restated Investment Sub-Advisory Agreement between CNH Partners, LLC (“CNH”), on behalf of the AQR Diversified Arbitrage Fund, and AQR; and (iv) the Investment Sub-Advisory Agreement between CNH, on behalf of the AQR Multi-Strategy Alternative Fund, and AQR, presented at this meeting (collectively, the “Sub-Advisory Agreements”). In connection with these considerations, the Board Members also considered: (i) an amendment and restatement of the Investment Advisory Agreement removing the AQR Managed Futures Strategy Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund, effective May 1, 2014 (the “Amended Investment Advisory Agreement”); and (ii) an amendment and restatement of the Investment Management Agreement, effective May 1, 2014, reflecting: (a) the addition of the AQR Managed Futures Strategy Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund, (b) the bundling of the shareholder servicing fees and contractual advisory fees for the AQR Risk-Balanced Commodities Strategy Fund, AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund, and (c) the change in management fee structure for the AQR Risk-Balanced Commodities Strategy Fund and the AQR Multi-Strategy Alternative Fund (the “Amended Investment Management Agreement” and, together with the Amended Investment Advisory Agreement, the “Amendments”). In addition, the Board Members who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), held a separate call in advance of the in person meeting held on December 3-4, 2013 with independent legal counsel to review the materials provided and the relevant legal considerations (together with the in person meeting held on December 3-4, 2013, the “Meetings”). In accordance with Section 15(c) of the 1940 Act, the Board requested, reviewed, and considered materials furnished by AQR and CNH relevant to the Board’s consideration of whether to approve the continuation of the Investment Advisory Agreement, the Investment Management Agreement and the Sub-Advisory Agreements, and to approve the Amendments. These materials included: (i) memoranda and materials provided by AQR, describing the personnel and services provided to the Funds; (ii) memoranda and materials provided by CNH, describing the personnel and services provided to the AQR Diversified Arbitrage Fund and AQR Multi-Strategy Alternative Fund; (iii) performance information for the Funds relevant to the consideration of the Investment Advisory Agreement, Investment Management Agreement and Sub-Advisory Agreements; (iv) information independently compiled and prepared by Morningstar Associates, LLC (“Morningstar”) relating to the Funds’ fees and expenses and certain Funds’ proposed fees and expenses; (v) a discussion of the financial information of AQR and CNH; (vi) a discussion of the compliance programs of AQR and CNH and the regulatory exam histories of each. AQR and CNH are referred to herein as the “Advisor,” as applicable; and (vii) memoranda and materials provided by AQR, describing the proposed changes to the fee structure for certain Funds. The Investment Advisory Agreement (including the Amended Investment Advisory Agreement), the Investment Management Agreement (including the Amended Investment Management Agreement) and the Sub-Advisory Agreements are referred to collectively herein as the “Advisory Agreement,” as applicable and as the context suggests.

At the in person meeting held on December 3-4, 2013, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement for an additional one-year period. The Board, including the Independent Board Members, also unanimously approved the Amendments for a one-year period commencing on the effective date of each Amendment. In approving the continuation of the Advisory Agreement and approving the Amendments, the Board considered all factors it believed to be relevant with respect to the Funds, including, among other factors: (a) the nature, extent and quality of the services provided by the Advisor; (b) the investment performance of the Funds and the Advisor’s portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by the Advisor from the relationship with the Funds; (d) economies of scale; and (e) other factors.

The Board also considered other matters it deemed important to the approval process, such as services related to the valuation and pricing of the Funds’ portfolio holdings, direct and indirect benefits to the Advisor and its affiliates from

296	AQR Funds	Annual Report	December 2013

Board Approval of Investment Advisory Agreements (Unaudited)

their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weightings to the various items considered.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the Advisory Agreement:

The Nature, Extent and Quality of the Services Provided by the Advisor. The Board Members reviewed the services that the Advisor provides to the Funds under the Advisory Agreement. The Board considered the size and experience of the Advisor’s staff, its use of technology, and the Funds’ stated investment objectives, strategies and processes. The Board reviewed the overall qualifications of the Advisor as an investment Advisor. In connection with the investment advisory services provided to the Funds, the Board Members took into account discussions they had with officers of the Advisor regarding the management of each Fund’s investments in accordance with the Funds’ stated investment objectives and policies and the types of transactions that are entered into on behalf of the Funds. During these discussions, the Board Members asked questions of, and received answers from, the officers of the Advisor regarding the formulation and implementation of the Funds’ investment strategies, their efficacy and potential risks.

In addition to the investment advisory services provided to the Funds, the Board Members considered that AQR also provides shareholder and administrative services, has responsibility for overseeing CNH with respect to the AQR Diversified Arbitrage Fund and AQR Multi-Strategy Alternative Fund, provides oversight of Fund accounting, provides marketing services, and provides assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Funds. In particular, the Board Members reviewed the compliance, shareholder and administrative services provided to the Funds by AQR. The Board also reviewed a wide range of services provided to certain of the Funds’ shareholders currently provided under a shareholder services agreement between the Trust, on behalf of the Funds, and AQR, and which for certain Funds, as described below, have been, or will prospectively be provided pursuant to the Amended Investment Management Agreement. These services include providing information and services to Fund shareholders, including professional and informative reporting, access to analysis and explanations of Fund reports, and electronic access to Fund information.

Finally, the Independent Board Members had an opportunity to meet outside the presence of management in executive session separately with independent legal counsel to discuss and consider the Advisory Agreement. Based on the presentations and materials at the Meetings, the Board concluded that the services provided to the Funds by AQR pursuant to the Advisory Agreement were of a high quality and benefit the Funds.

Investment Performance of the Funds and the Advisor’s Portfolio Management. The Board considered the investment performance of each Fund. In particular, the Independent Board Members considered the investment performance of the Funds relative to their stated objectives and the Advisor’s success in reaching such goals as well as the performance of the Funds relative to their peers. The Board also considered the Advisor’s performance in managing other registered investment companies and private funds, noting that other funds the Advisor manages might have investment objectives, policies or restrictions different from those of the Funds. Based on these factors, the Board Members determined that AQR is an appropriate investment Advisor for the Funds.

The Advisory Fee and the Cost of the Services and Profits to be Realized by the Advisor from the Relationship with the Funds. The Board, including the Independent Board Members, received and reviewed information regarding the management fees to be paid by the Funds to the Advisor pursuant to the Advisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services provided to the Funds.

The Board further examined the proposed changes to the fee structure in the Amendments. The Board noted that the Amendments would remove advisory fee breakpoints totaling 0.05%, and simultaneously set the contractual advisory fee at the lowest rate under the to-be-removed breakpoint schedule, for the AQR Multi-Strategy Alternative Fund. The Board further noted that the Amendments would (i) remove advisory fee breakpoints totaling 0.05% for the AQR Risk-Balanced Commodities Strategy Fund and simultaneously bundle the Fund’s advisory fee and the shareholder services fee into one management fee that would be 0.05% less than the sum of the advisory fee at the highest rate under the to-be-removed breakpoint schedule and shareholder services fee of the Fund prior to the Amendments, and (ii) move the AQR Risk-Balanced Commodities Strategy Fund from the Investment Advisory Agreement (an agreement that does not provide for shareholder services) to the Investment Management Agreement (an agreement that provides for shareholder services). Finally, the Board noted that the Amendments would (i) bundle the respective advisory fees and shareholder

AQR Funds	Annual Report	December 2013	297

Board Approval of Investment Advisory Agreements (Unaudited)

services fees for the AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund into one management fee that would equal the sum of the advisory fee and shareholder services fee of these Funds prior to the Amendments, and (ii) move the AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund from the Investment Advisory Agreement (an agreement that does not provide for shareholder services) to the Investment Management Agreement (an agreement that provides for shareholder services).

To assist in this analysis, the Board received two reports independently prepared by Morningstar (“Morningstar Report”) — one report reflecting the current contractual advisory fees and actual net expenses for the Funds and the second report reflecting the proposed changes to the contractual advisory fees and actual net expenses for the Funds. The Morningstar Report illustrated comparative fee information for each Fund’s Morningstar category, including expense comparisons of contractual investment advisory fees and actual net expenses.

The Board also received and reviewed information regarding the profitability of the Advisor with respect to Fund-related activities. The Board took into consideration the Advisor’s profits from the management of other private accounts. The Board also reviewed the Advisor’s methodology of determining profitability. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Advisor, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board reviewed the Advisor’s unaudited financial information. The purpose of the review was to help the Independent Board Members determine whether the firm has the necessary resources to continue to provide high quality services to the Funds and attract and retain high quality employees.

Based on their review of the materials presented at the Meeting, the Board concluded that the management fees under the Advisory Agreement and the Amendments are reasonable.

Economies of Scale. The Advisor provided to the Board with information concerning the extent to which economies of scale were realized as the Funds grew and whether fee levels were reflective of such economies of scale. The Board noted that, under the current Advisory Agreement, none of the Funds, except for the AQR Risk Parity Fund, AQR Risk Parity II MV Fund, AQR Risk Parity II HV Fund, AQR Multi-Strategy Alternative Fund and AQR Risk-Balanced Commodities Strategy Fund, would have breakpoints in their advisory fees that would allow investors to benefit directly in the form of lower fees as fund assets grew. However, the Advisor presented information to show that the fees were set at a level that is competitive relative to comparable funds of similar size. The Board considered that, under the Amendments, except for the AQR Risk Parity Fund, AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund, existing breakpoints would be removed with a corresponding lowering of the overall advisory fee. The Board considered that the funds in the AQR fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each Fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered the Advisor’s overall operations and its efforts to expand the scale of, and further enhance the quality of, its operations.

Other Factors. The Board also took into account other ancillary or “fall-out” benefits that the Advisor or its affiliates may derive from its relationship with the Funds, both tangible and intangible. The Board also received information regarding the Advisor’s brokerage and soft dollar practices. The Board considered that the Advisor is responsible for decisions to buy and sell securities for the Funds, selection of broker-dealers and best execution, and aggregation and allocation of trade orders among the firms’ various advisory clients. The Board noted that the Advisor does not presently intend to make use of soft dollars to acquire third-party research.

Conclusion. Counsel advised the Board concerning the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, all of the Board Members, including all of the Independent Board Members, concluded that the advisory fee rates (under the existing Investment Advisory Agreement and under the Amendments), the management fee rates (under the existing Investment Management Agreement and under the Amendments) and total expense ratios are reasonable in relation to the services provided by the Advisor to the Funds, as well as the costs incurred and benefits to be gained by the Advisor in providing such services, including the investment advisory and shareholder servicing components. The Board also found the investment advisory and management fees to be reasonable in comparison to the fees charged by Advisors to other comparable funds of similar size. As a result, all of the Board Members, including the Independent Board Members, approved the continuation of the Advisory Agreement with respect to the Funds. The Independent Board Members were represented by independent legal counsel who assisted them in their deliberations.

298	AQR Funds	Annual Report	December 2013

Investment Advisor

AQR Capital Management, LLC

Two Greenwich Plaza, 3rd Floor

Greenwich, CT 06830

Sub-Advisor

CNH Partners, LLC

Two Greenwich Plaza, 1st Floor,

Greenwich, CT 06830

Transfer Agent

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Custodian

JPMorgan Chase Bank, N.A.

4 Metro Tech Center

Brooklyn, NY 11245

State Street Bank

and Trust Company

One Lincoln Street

Boston, MA 02111

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Administrator

J.P. Morgan Investor Services Co.

70 Fargo Street

Boston, MA 02210

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

You may obtain a description of the AQR Funds proxy voting, policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ending June 30th of each year (available by August 31st of that year) without charge, upon request, by calling 1-866-290-2688 or visiting the funds website www.aqrfunds.com, or by accessing the SEC’s website at www.SEC.Gov. Such reports may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

The Fund files complete schedules of the portfolio holdings with the SEC for the first and third quarters on Form N-Q. The Form N-Q is available without charge, upon request, by calling 1-800-SEC-0330, or by accessing the SEC’s website, at www.SEC.Gov. It may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ objectives and policies, experienced of its management, marketability of shares and other information.

AQR Funds
P.O. Box 2248, Denver, CO 80201-2248
p: +1.866.290.2688 | w: aqrfunds.com

Item 2. Code of Ethics.

a).	As of the end of the period, December 31, 2013, the Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12 (a)(1).

b).	Not Applicable.

c).	There has been no substantive amendments to the Registrant’s Code of Ethics during the fiscal year ended December 31, 2013 (“Reporting Period”).

d).	Registrant granted no waivers from the provisions of its Code of Ethics during the Reporting Period.

e).	Not Applicable.

f).	Attached.

Item 3. Audit Committee Financial Expert.

a).	The Registrant’s Board of Trustees has determined that its Audit Committee has one “audit committee financial expert”, as that term is defined under Items 3(b) and 3(c), serving on its Audit Committee. Mr. L. Joe Moravy, the Registrant’s audit committee financial expert, is “independent”, as that term is defined under Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Aggregate fees for professional services rendered for the AQR Funds by PricewaterhouseCoopers LLP for the years ended December 31, 2012 and December 31, 2013 were:

	2012	2013
Audit Fees (a)	$1,194,300	$1,501,015
Audit Related Fees (b)	$74,500	$82,500
Tax Fees (c)	$187,950	$243,700
All Other Fees (d)	$0	$0
Total:	$1,456,750	$1,827,215

(a)	Audit Fees: These fees relate to professional services rendered by PricewaterhouseCoopers LLP for the audits of the Registrant’s annual financial statements or services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements. These services include the audits of the financial statements of the Registrant, issuance of consents and assistance with review of documents filed with the SEC.

(b)	Audit Related Fees: These fees relate to assurance and related services by PricewaterhouseCoopers LLP that are reasonably related to the performance of the audit of the Registrant’s December 31, 2012 and December 31, 2013 annual financial statements that are not reported under “Audit Fees” above. The audit related services provided by PricewaterhouseCoopers LLP for the year-ended December 31, 2012 and December 31, 2013 relate to services provided in connection with the review of the June 30, 2012 and June 30, 2013 semi-annual financial statements, respectively, review of amendments to the Registrant’s Registration Statement and year-end valuation work.

(c)	Tax Fees: These fees relate to professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice and tax planning. The tax services provided by PricewaterhouseCoopers LLP relate to the review of the Registrant’s federal and state income tax returns, excise tax calculations and the completion of an international taxation review.

(d)	All Other Fees: These fees relate to products and services provided by PricewaterhouseCoopers LLP other than those reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

(e)	Audit Committee Pre-approval Policies and Procedures:

(i)	Per Rule 2-01(c)(7)(A) and the charter of the Registrant’s Audit Committee, the Audit Committee approves and recommends the principal accountant for the Registrant, pre-approves (i) the principal accountant’s provision of all audit and permissible non-audit services to the Registrant (including the fees and other compensation to be paid to the principal accountant), and (ii) the principal accountant’s provision of any permissible non-audit services to the Registrant’s investment adviser (the “Adviser”), sub-adviser or any entity controlling, controlled by, or under common control with any investment adviser or sub-adviser, if the engagement relates directly to the operations of the financial reporting of the Trust.

(ii)	100% of services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(A) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of the hours expended on the principal accountant’s engagement to audit Registrant’s financial statements were attributed to work performed by persons other than the accountant’s full-time, permanent employees.

(g)	Disclose the aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2012 and December 31, 2013: $329,724 and $671,340, respectively.

(h)	Not Applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant is an issuer as defined in Section 10A-3 of the Securities Exchange Act of 1934 and has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of such Act. All of the Board’s independent Trustees, Timothy K. Armour, William L. Atwell, Gregg D. Behrens, L. Joe Moravy and Brian S. Posner, are members of Audit Committee.

(b)	Not Applicable.

Item 6. Investments

(a)	Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company & Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There have not been any changes in registrant’s control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s control over financial reporting.

Item 12. Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act – Not Applicable.

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AQR Funds

By:	/s/ Marco Hanig
Marco Hanig,
Principal Executive Officer
March 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Marco Hanig
Marco Hanig,
Principal Executive Officer
March 5, 2014

By:	/s/ John Howard
John Howard,
Principal Financial Officer
March 5, 2014